UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip Code)

Tara Pari, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/21

Date of reporting period: 02/28/21

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 28, 2021 are filed herewith.

GMO Trust

Annual Report

February 28, 2021

Asset Allocation Bond Fund

Emerging Country Debt Fund

High Yield Fund

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

Opportunistic Income Fund

U.S. Treasury Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO

Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

1

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +6.33% (net) for the fiscal year ended February 28, 2021, as compared with +0.33% for the FTSE 3-Month Treasury Bill Index.

The Fund’s position in Treasury Inflation-Protected Securities drove the vast majority of gains during the fiscal year, as real 10-year yields plummeted from -0.28% at the start of the period to an incredible -0.71% at the end of the period.

The Fund also had a modest exposure to short-dated U.S. Treasuries, and these made a small positive contribution to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

2

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the FTSE 3-Month Treasury Bill Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

For Class III and VI the gross expense ratio of 0.46% and 0.37%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.40% and 0.31% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	95.5%
Mutual Funds	4.2
Short-Term Investments	0.3
Other	0.0 ^

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

^	Rounds to 0.0%.

4

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value† / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 95.5%

	U.S. Government — 95.5%

8,178,071	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	9,066,158

10,410,878	U.S. Treasury Inflation Indexed Bond, 0.50%, due 01/15/28 (a)	11,678,891

15,054,030	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	18,250,659

6,282,486	U.S. Treasury Inflation Indexed Bond, 0.75%, due 07/15/28 (a)	7,214,675

11,370,925	U.S. Treasury Inflation Indexed Bond, 0.88%, due 01/15/29 (a)	13,158,959

17,015,873	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	21,981,384

16,399,260	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/30 (a)	17,906,583

14,424,644	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/30 (a)	15,800,056

	Total U.S. Government	115,057,365

	TOTAL DEBT OBLIGATIONS (COST $105,455,986)	115,057,365

Par Value† / Shares	Description	Value ($)

	MUTUAL FUNDS — 4.2%

	United States — 4.2%

	Affiliated Issuers — 4.2%

992,229	GMO U.S. Treasury Fund	5,000,835

	TOTAL MUTUAL FUNDS (COST $5,000,835)	5,000,835

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%

416,065	State Street Institutional Treasury Money Market Fund-Premier Class, 0.01% (b)	416,065

	TOTAL SHORT-TERM INVESTMENTS (COST $416,065)	416,065

	TOTAL INVESTMENTS — 100.0% (Cost $110,872,886)	120,474,265

	Other Assets and Liabilities (net) — (0.0%)	(18,193)

	TOTAL NET ASSETS — 100.0%	$120,456,072

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

See accompanying notes to the financial statements.	5

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Country Debt team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +2.67% (net) for the fiscal year ended February 28, 2021, as compared with +0.91% for the J.P. Morgan EMBI Global Diversified + (EMBIGD). As of March 1, 2020, the Fund changed its benchmark so that the Fund now seeks total return in excess of that of the EMBIGD, which GMO believes to be a more appropriate benchmark in light of the Fund’s investment strategy. The Fund formerly sought to outperform the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

EMBIGD’s spread over U.S. Treasuries tightened by 15 basis points to 359 basis points during the fiscal year, while the yield on the 10-year U.S. Treasury bond rose by 26 basis points to 1.40%.

The Fund had positive alpha from country selection during the fiscal year, driven by gains from overweights in Turkey, Oman, and Ukraine, and underweights in Angola, and Lebanon. While only partly offsetting these gains, the Fund’s overweights in Argentina, Belize, and Ecuador, and underweight in Qatar detracted alpha during the fiscal year.

In terms of security selection, gains from the choice of holdings in Ecuador, Argentina, and Qatar drove positive alpha, followed by smaller contributions from security selection in Brazil and Mexico. Negative alpha from security selection in Tunisia, Turkey, and Egypt only partly offsets these gains. The Fund had negative alpha from holding of bonds in off-benchmark countries, which we consider security selection. The most notable country in this category was Venezuela, followed by Israel and Grenada.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

6

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares, the J.P. Morgan EMBI Global Diversified +*

and the J.P. Morgan EMBI Global

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 1.00% on the purchase and 1.00% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

For J.P. Morgan disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

*

As of March 1, 2020, the Emerging Country Debt Fund changed its benchmark so that the Fund now seeks total return in excess of that of the J.P. Morgan Emerging Markets Bond Index Global Diversified. The Fund formerly sought to outperform the J.P. Morgan Emerging Markets Bond Index Global. In order to present a performance comparison that tracks changes in the Fund’s benchmark over time, the J.P. Morgan Emerging Markets Bond Index Global Diversified + (composite index) is shown in the graph above and reflects the performance of the J.P. Morgan Emerging Markets Bond Index Global through 2/29/2020 and the J.P. Morgan EMBI Global Diversified thereafter.

For Class III and IV the gross expense ratio of 0.54% and 0.49%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.54% and 0.49% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	92.7%
Short-Term Investments	3.5
Loan Participations	0.9
Loan Assignments	0.6
Rights/Warrants	0.4
Swap Contracts	0.3
Written Options/Credit Linked Options	0.0 ^
Forward Currency Contracts	(0.0)^
Reverse Repurchase Agreements	(0.2)
Other	1.8

100.0%

Country/Region Summary‡	% of Investments
Other Emerging	17.9%*
Mexico	7.2
Turkey	5.4
Saudi Arabia	4.6
South Africa	4.5
Indonesia	4.1
Oman	4.0
Egypt	3.5
Ukraine	3.3
Bahrain	3.1
Brazil	2.7
Dominican Republic	2.7
Russia	2.7
Argentina	2.6
Chile	2.6
Tunisia	2.6
United Arab Emirates	2.5
Qatar	2.2
Peru	2.1
Ecuador	1.9
Jordan	1.9
Panama	1.7
Sri Lanka	1.6
Colombia	1.5
Kenya	1.5
Ivory Coast	1.5
Kazakhstan	1.4
Costa Rica	1.2
India	1.1
Philippines	1.1
El Salvador	1.0
Nigeria	1.0
Romania	1.0
United States	0.3

100.0%

†

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

‡

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security.

*	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

8

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		DEBT OBLIGATIONS — 92.7%

		Albania — 1.1%

		Foreign Government Obligations

	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	45,258,659

		Angola — 0.3%

		Foreign Government Obligations

	7,900,000	Angolan Government International Bond, Reg S, 9.38%, due 05/08/48	7,759,281

	5,500,000	Angolan Government International Bond, Reg S, 9.13%, due 11/26/49	5,290,313

		Total Angola	13,049,594

		Argentina — 2.8%

		Foreign Government Obligations

	11,490,713	Republic of Argentina, 1.00%, due 07/09/29	4,522,212

	23,333,493	Republic of Argentina, Step Up, 0.13%, due 07/09/30	8,487,558

JPY	407,485,276	Republic of Argentina, Variable Rate, 4.33%, due 12/31/33 (c) (d)	910,404

	56,547,942	Republic of Argentina, Step Up, 0.13%, due 07/09/35	18,095,341

	72,008,994	Republic of Argentina, Step Up, 0.13%, due 01/09/38	26,462,749

JPY	323,575,000	Republic of Argentina, 0.67%, due 12/31/38 (c) (d)	605,214

	142,761,240	Republic of Argentina, Step Up, 0.13%, due 07/09/41	49,155,294

	34,047,000	Republic of Argentina, Step Up, 0.13%, due 07/09/46	10,873,761

		Total Argentina	119,112,533

		Armenia — 0.7%

		Corporate Debt — 0.5%

	20,000,000	Ardshinbank CJSC Via Dilijan Finance BV, Reg S, 6.50%, due 01/28/25	19,700,000

		Foreign Government Obligations — 0.2%

	2,195,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	2,444,681

	7,900,000	Republic of Armenia, 144A, 3.60%, due 02/02/31	7,260,594

			9,705,275

		Total Armenia	29,405,275

		Azerbaijan — 1.3%

		Foreign Government Agency — 0.7%

	11,388,000	International Bank of Azerbaijan OJSC, Reg S, 3.50%, due 09/01/24	11,103,300

	18,950,000	Petkim Petrokimya Holding AS, Reg S, 5.88%, due 01/26/23	19,400,062

			30,503,362

Par Value†		Description	Value ($)

		Azerbaijan — continued

		Foreign Government Obligations — 0.6%

	20,300,000	Republic of Azerbaijan International Bond, Reg S, 5.13%, due 09/01/29	22,624,350

		Total Azerbaijan	53,127,712

		Bahamas — 0.8%

		Foreign Government Obligations

	14,069,000	Bahamas Government International Bond, Reg S, 6.00%, due 11/21/28	13,383,136

	6,163,000	Bahamas Government International Bond, Reg S, 6.95%, due 11/20/29	6,066,703

	13,300,000	Bahamas Government International Bond, 144A, 8.95%, due 10/15/32	14,156,188

		Total Bahamas	33,606,027

		Bahrain — 1.7%

		Foreign Government Obligations

	65,290,000	Bahrain Government International Bond, Reg S, 7.50%, due 09/20/47	70,717,231

		Barbados — 0.5%

		Foreign Government Obligations

	14,400,000	Barbados Government International Bond, Reg S, 6.50%, due 10/01/29	14,652,000

	7,600,000	Barbados Government International Bond, 144A, 6.50%, due 10/01/29	7,733,000

		Total Barbados	22,385,000

		Belarus — 0.4%

		Foreign Government Agency — 0.2%

	8,304,000	Development Bank of the Republic of Belarus JSC, Reg S, 6.75%, due 05/02/24	8,410,748

		Foreign Government Obligations — 0.2%

	7,500,000	Republic of Belarus International Bond, Reg S, 6.20%, due 02/28/30	7,321,875

		Total Belarus	15,732,623

		Belize — 0.5%

		Foreign Government Obligations

	53,485,866	Republic of Belize, Reg S, Step Up, 4.94%, due 02/20/34	21,728,633

		Benin — 0.1%

		Foreign Government Obligations

EUR	3,000,000	Benin Government International Bond, 144A, 6.88%, due 01/19/52	3,746,340

		Bermuda — 0.2%

		Foreign Government Obligations

	6,990,000	Bermuda Government International Bond, Reg S, 4.75%, due 02/15/29	8,350,866

See accompanying notes to the financial statements.	9

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Bolivia — 0.2%

	Foreign Government Obligations

9,200,000	Bolivia Government International Bond, Reg S, 4.50%, due 03/20/28 (e)	8,205,250

	Brazil — 2.1%

	Corporate Debt — 0.6%

2,600,000	Guara Norte Sarl, 144A, 5.20%, due 06/15/34	2,644,720

21,992,477	MV24 Capital BV, Reg S, 6.75%, due 06/01/34	23,923,416

		26,568,136

	Foreign Government Agency — 1.0%

40,039,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	43,542,412

	Foreign Government Obligations — 0.5%

19,800,000	Republic of Brazil, 4.75%, due 01/14/50	18,543,938

	Total Brazil	88,654,486

	Cameroon — 0.3%

	Foreign Government Obligations

10,300,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	11,120,781

	Chile — 2.3%

	Corporate Debt — 0.6%

20,411,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97 (a)	27,230,315

	Foreign Government Agency — 1.7%

8,700,000	Corp Nacional del Cobre de Chile, 144A, 3.70%, due 01/30/50	8,599,406

24,100,000	Empresa de Transporte de Pasajeros Metro SA, Reg S, 4.70%, due 05/07/50	28,498,250

8,100,000	Empresa Nacional del Petroleo, Reg S, 5.25%, due 11/06/29	9,396,000

23,750,000	Empresa Nacional del Petroleo, Reg S, 4.50%, due 09/14/47	25,390,235

		71,883,891

	Total Chile	99,114,206

	China — 0.5%

	Foreign Government Agency

14,200,000	Lamar Funding Ltd., Reg S, 3.96%, due 05/07/25	14,146,750

7,300,000	Oryx Funding Ltd., 144A, 5.80%, due 02/03/31	7,600,614

	Total China	21,747,364

Par Value†		Description	Value ($)

		Colombia — 1.8%

		Foreign Government Agency — 1.6%

	45,411,000	Ecopetrol SA, 7.38%, due 09/18/43	56,343,698

	2,800,000	Ecopetrol SA, 5.88%, due 05/28/45	3,008,824

COP	30,200,000,000	Empresas Publicas de Medellin ESP, Reg S, 8.38%, due 11/08/27	8,663,765

			68,016,287

		Foreign Government Obligations — 0.2%

	647,000	Colombia Government International Bond, 8.38%, due 02/15/27	767,504

	3,800,000	Colombia Government International Bond, 11.85%, due 03/09/28 (c)	5,458,776

			6,226,280

		Total Colombia	74,242,567

		Congo Republic (Brazzaville) — 1.1%

		Foreign Government Obligations

	63,057,932	Republic of Congo, Reg S, Step Up, 6.00%, due 06/30/29 (c)	48,022,556

		Costa Rica — 1.2%

		Foreign Government Agency — 0.1%

	3,798,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	3,184,386

		Foreign Government Obligations — 1.1%

	10,200,000	Costa Rica Government International Bond, Reg S, 9.20%, due 08/26/26	11,433,562

	34,731,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	34,079,794

			45,513,356

		Total Costa Rica	48,697,742

		Czech Republic — 0.1%

		Foreign Government Agency

	5,458,000	CEZ AS, Reg S, 5.63%, due 04/03/42	6,234,690

		Dominican Republic — 3.0%

		Asset-Backed Securities — 0.3%

	10,544,944	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	10,871,179

		Foreign Government Obligations — 2.7%

	16,587,000	Dominican Republic International Bond, Reg S, 8.63%, due 04/20/27	20,075,453

DOP	1,500,000,000	Dominican Republic International Bond, 144A, 10.38%, due 01/11/30	29,037,324

	12,100,000	Dominican Republic International Bond, 144A, 5.30%, due 01/21/41	11,873,125

	56,000,000	Dominican Republic International Bond, 144A, 5.88%, due 01/30/60	54,197,500

			115,183,402

		Total Dominican Republic	126,054,581

10	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Ecuador — 2.4%

	Foreign Government Obligations

1,000,000	Ecuador Government International Bond, 5.00%, due 02/28/25 (c)	900,000

8,246,892	Ecuador Government International Bond, Zero Coupon, 144A, due 07/31/30	3,422,460

36,476,250	Ecuador Government International Bond, 144A, 0.50%, due 07/31/30	21,429,797

101,887,125	Ecuador Government International Bond, 144A, 0.50%, due 07/31/35	46,358,642

36,603,750	Ecuador Government International Bond, 144A, 0.50%, due 07/31/40	15,373,575

19,150,729	Ecuador Social Bond Sarl, Zero Coupon, 144A, due 01/30/35	13,417,479

	Total Ecuador	100,901,953

	Egypt — 2.7%

	Foreign Government Obligations

11,000,000	Egypt Government International Bond, 144A, 5.88%, due 02/16/31	10,587,500

26,800,000	Egypt Government International Bond, Reg S, 7.90%, due 02/21/48	26,414,750

23,500,000	Egypt Government International Bond, Reg S, 8.70%, due 03/01/49	24,704,375

21,400,000	Egypt Government International Bond, 144A, 8.88%, due 05/29/50	22,750,875

14,814,000	Egypt Government International Bond, Reg S, 8.15%, due 11/20/59	14,675,119

15,100,000	Egypt Government International Bond, 144A, 7.50%, due 02/16/61	14,118,500

	Total Egypt	113,251,119

	El Salvador — 0.9%

	Foreign Government Obligations

17,175,000	El Salvador Government International Bond, Reg S, 7.65%, due 06/15/35	16,917,375

21,300,000	El Salvador Government International Bond, 144A, 7.12%, due 01/20/50	19,702,500

	Total El Salvador	36,619,875

	Ethiopia — 0.1%

	Foreign Government Obligations

4,090,000	Ethiopia International Bond, Reg S, 6.63%, due 12/11/24	3,792,197

	Gabon — 0.3%

	Foreign Government Obligations

14,000,000	Gabonese Republic, 144A, 6.63%, due 02/06/31	13,706,875

	Ghana — 0.9%

	Foreign Government Agency — 0.3%

11,986,441	Saderea, Ltd., Reg S, 12.50%, due 11/30/26	12,589,509

Par Value†	Description	Value ($)

	Ghana — continued

	Foreign Government Obligations — 0.6%

13,000,000	Republic of Ghana, Reg S, 8.95%, due 03/26/51	12,703,438

14,300,000	Republic of Ghana, 144A, 8.75%, due 03/11/61	13,687,781

		26,391,219

	Total Ghana	38,980,728

	Grenada — 0.2%

	Foreign Government Obligations

10,926,188	Grenada Government International Bond, Reg S, 7.00%, due 05/12/30	8,085,379

	Guatemala — 0.4%

	Foreign Government Obligations

1,965,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	2,765,737

13,500,000	Republic of Guatemala, 144A, 6.13%, due 06/01/50	16,288,594

	Total Guatemala	19,054,331

	Honduras — 0.1%

	Foreign Government Obligations

3,200,000	Honduras Government International Bond, 144A, 5.63%, due 06/24/30	3,508,000

	India — 1.2%

	Corporate Debt

1,000,000	GMR Hyderabad International Airport Ltd, 144A, 4.75%, due 02/02/26	1,002,188

21,140,000	GMR Hyderabad International Airport Ltd, Reg S, 4.25%, due 10/27/27	20,413,312

29,700,000	Delhi International Airport Ltd., Reg S, 6.45%, due 06/04/29	30,099,094

	Total India	51,514,594

	Indonesia — 4.1%

	Foreign Government Agency — 3.1%

9,200,000	Hutama Karya Persero PT, Reg S, 3.75%, due 05/11/30	9,846,875

3,700,000	Indonesia Asahan Aluminium Persero PT, 144A, 5.45%, due 05/15/30	4,236,500

15,000,000	Indonesia Asahan Aluminium Persero PT, 144A, 5.80%, due 05/15/50	17,418,750

13,300,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	16,882,687

8,100,000	Pertamina Persero PT, Reg S, 5.63%, due 05/20/43	9,352,969

8,200,000	Pertamina Persero PT, Reg S, 4.15%, due 02/25/60	7,877,125

4,100,000	Perusahaan Listrik Negara PT, Reg S, 6.15%, due 05/21/48	5,008,406

14,200,000	Perusahaan Listrik Negara PT, Reg S, 6.25%, due 01/25/49	17,608,000

See accompanying notes to the financial statements.	11

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		Indonesia — continued

		Foreign Government Agency — continued

	5,300,000	Perusahaan Penerbit SBSN Indonesia III, 144A, 3.80%, due 06/23/50	5,283,438

	41,500,000	Saka Energi Indonesia PT, Reg S, 4.45%, due 05/05/24	37,414,844

			130,929,594

		Foreign Government Obligations — 1.0%

	23,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	31,050,179

	7,900,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/08/47	9,559,000

			40,609,179

		Total Indonesia	171,538,773

		Israel — 0.4%

		Foreign Government Agency

	12,323,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	17,868,350

		Ivory Coast — 0.9%

		Foreign Government Obligations

EUR	29,000,000	Ivory Coast Government International Bond, Reg S, 6.63%, due 03/22/48	36,969,088

		Jamaica — 0.8%

		Corporate Debt — 0.1%

	6,251,000	TransJamaican Highway Ltd, Reg S, 5.75%, due 10/10/36	6,243,186

		Foreign Government Agency — 0.3%

	11,400,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24 (c)	12,768,000

		Foreign Government Obligations — 0.4%

	11,375,000	Jamaica Government International Bond, 7.88%, due 07/28/45	15,754,375

		Total Jamaica	34,765,561

		Jordan — 1.2%

		Foreign Government Obligations

	47,395,000	Jordan Government International Bond, Reg S, 7.38%, due 10/10/47	51,393,953

		Kazakhstan — 1.0%

		Foreign Government Agency

	9,000,000	Kazakhstan Temir Zholy Finance BV, Reg S, 6.95%, due 07/10/42	12,386,250

	3,800,000	KazMunayGas National Co JSC, Reg S, 5.75%, due 04/19/47	4,489,700

	19,900,000	KazMunayGas National Co JSC, Reg S, 6.38%, due 10/24/48	25,440,906

		Total Kazakhstan	42,316,856

Par Value†		Description	Value ($)

		Kenya — 0.9%

		Foreign Government Obligations

	32,600,000	Kenya Government International Bond, Reg S, 8.25%, due 02/28/48	36,002,625

		Kuwait — 0.3%

		Corporate Debt

	2,300,000	Equate Petrochemical BV, Reg S, 4.25%, due 11/03/26	2,496,219

	9,200,000	MEGlobal Canada ULC, 144A, 5.88%, due 05/18/30	11,129,125

		Total Kuwait	13,625,344

		Lebanon — 0.4%

		Foreign Government Obligations

	15,000,000	Lebanon Government International Bond, Reg S, 6.85%, due 03/23/27 (d)	1,916,625

	41,605,000	Lebanon Government International Bond, Reg S, 7.15%, due 11/20/31 (d)	5,304,638

	18,800,000	Lebanon Government International Bond, 8.20%, due 05/17/33 (d)	2,385,250

	42,944,000	Lebanon Government International Bond, 8.25%, due 05/17/34 (d)	5,421,680

		Total Lebanon	15,028,193

		Malaysia — 0.6%

		Foreign Government Agency

	10,700,000	1MDB Global Investments Ltd, Reg S, 4.40%, due 03/09/23	10,742,800

	11,700,000	Petronas Capital Ltd., 144A, 4.80%, due 04/21/60	14,847,323

		Total Malaysia	25,590,123

		Mexico — 6.2%

		Foreign Government Agency — 4.1%

	27,884,000	Petroleos Mexicanos, 6.35%, due 02/12/48	23,439,988

	6,400,000	Petroleos Mexicanos, Reg S, 6.63%, due 09/29/49	5,472,000

	131,800,000	Petroleos Mexicanos, 7.69%, due 01/23/50	125,196,820

	22,986,000	Petroleos Mexicanos, 6.95%, due 01/28/60	20,112,750

			174,221,558

		Foreign Government Obligations — 2.1%

GBP	56,796,000	United Mexican States, 5.63%, due 03/19/2114	87,832,292

		Total Mexico	262,053,850

		Mongolia — 0.1%

		Foreign Government Obligations

	2,400,000	Mongolia Government International Bond, 144A, 5.13%, due 04/07/26	2,616,000

12	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		Montenegro — 0.2%

		Foreign Government Obligations

EUR	9,100,000	Montenegro Government International Bond, 144A, 2.88%, due 12/16/27	10,585,031

		Morocco — 0.4%

		Foreign Government Agency

	14,500,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	17,767,031

		Mozambique — 0.2%

		Foreign Government Obligations

	9,276,000	Mozambique International Bond, Reg S, Step Up, 5.00%, due 09/15/31	8,015,044

		Nigeria — 0.8%

		Foreign Government Obligations

	10,700,000	Nigeria Government International Bond, Reg S, 7.70%, due 02/23/38	10,960,812

	15,550,000	Nigeria Government International Bond, Reg S, 7.63%, due 11/28/47	15,831,844

	7,600,000	Nigeria Government International Bond, Reg S, 9.25%, due 01/21/49	8,668,750

		Total Nigeria	35,461,406

		Oman — 2.4%

		Foreign Government Obligations

	10,000,000	Oman Government International Bond, Reg S, 6.50%, due 03/08/47	9,437,500

	86,900,000	Oman Government International Bond, Reg S, 6.75%, due 01/17/48	83,451,156

	9,800,000	Oman Government International Bond, 144A, 7.00%, due 01/25/51	9,677,500

		Total Oman	102,566,156

		Pakistan — 0.4%

		Foreign Government Obligations

	17,262,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	18,405,608

		Panama — 1.6%

		Foreign Government Agency — 0.7%

	24,379,199	Aeropuerto Internacional de Tocumen SA, Reg S, 6.00%, due 11/18/48	27,883,709

		Foreign Government Obligations — 0.9%

	7,951,000	Panama Government International Bond, 8.13%, due 04/28/34	11,176,124

	9,000,000	Panama Government International Bond, 4.30%, due 04/29/53	9,714,375

	16,800,000	Panama Government International Bond, 4.50%, due 04/01/56	18,543,000

			39,433,499

		Total Panama	67,317,208

Par Value†		Description	Value ($)

		Papua New Guinea — 0.0%

		Foreign Government Obligations

	1,400,000	Papua New Guinea Government International Bond, Reg S, 8.38%, due 10/04/28	1,453,375

		Peru — 1.8%

		Foreign Government Agency — 1.3%

	11,300,000	Petroleos del Peru SA, 144A, 5.63%, due 06/19/47	12,444,125

	37,295,000	Petroleos del Peru SA, Reg S, 5.63%, due 06/19/47	41,071,119

			53,515,244

		Foreign Government Obligations — 0.5%

	26,700,000	Peruvian Government International Bond, 3.23%, due 07/28/2121	22,127,625

		Total Peru	75,642,869

		Philippines — 1.6%

		Foreign Government Agency

	4,700,000	Bangko Sentral ng Pilipinas Bond, 8.60%, due 06/15/97 (c)	8,695,000

	40,012,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	59,942,977

		Total Philippines	68,637,977

		Qatar — 2.1%

		Foreign Government Agency — 0.4%

	13,378,000	QNB Finansbank AS, Reg S, 6.88%, due 09/07/24	14,573,659

		Foreign Government Obligations — 1.7%

	12,000,000	Qatar Government International Bond, 144A, 3.75%, due 04/16/30	13,552,500

	11,000,000	Qatar Government International Bond, Reg S, 5.10%, due 04/23/48	13,987,187

	38,200,000	Qatar Government International Bond, 144A, 4.40%, due 04/16/50	44,741,750

			72,281,437

		Total Qatar	86,855,096

		Romania — 0.7%

		Foreign Government Obligations

EUR	4,000,000	Romanian Government International Bond, 144A, 2.63%, due 12/02/40	4,759,842

EUR	10,900,000	Romanian Government International Bond, 144A, 3.38%, due 01/28/50	13,981,584

	10,800,000	Romanian Government International Bond, 144A, 4.00%, due 02/14/51	10,428,750

		Total Romania	29,170,176

See accompanying notes to the financial statements.	13

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		Russia — 2.3%

		Foreign Government Agency — 0.5%

	21,870,000	GTLK Europe Capital DAC, Reg S, 4.65%, due 03/10/27	22,860,984

		Foreign Government Obligations — 1.8%

	34,000,000	Russian Foreign Bond, 144A, 5.10%, due 03/28/35	40,003,125

	3,800,000	Russian Foreign Bond, Reg S, 5.10%, due 03/28/35	4,470,938

	4,400,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	5,762,625

	20,800,000	Russian Foreign Bond, Reg S, 5.25%, due 06/23/47	25,863,500

			76,100,188

		Total Russia	98,961,172

		Saudi Arabia — 2.9%

		Corporate Debt — 0.7%

	26,550,000	ACWA Power Management And Investments One Ltd, Reg S, 5.95%, due 12/15/39	31,262,625

		Foreign Government Agency — 0.5%

	21,400,000	Saudi Arabian Oil Co., 144A, 3.50%, due 11/24/70	19,206,500

		Foreign Government Obligations — 1.7%

	10,600,000	Saudi Government International Bond, Reg S, 3.75%, due 01/21/55	10,477,438

	67,500,000	Saudi Government International Bond, 144A, 3.45%, due 02/02/61	62,648,437

			73,125,875

		Total Saudi Arabia	123,595,000

		Senegal — 0.3%

		Foreign Government Obligations

	14,000,000	Senegal Government International Bond, Reg S, 6.75%, due 03/13/48	14,275,625

		South Africa — 3.9%

		Foreign Government Agency — 0.8%

	13,600,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	14,256,880

	13,600,000	Eskom Holdings SOC, Ltd., Reg S, 8.45%, due 08/10/28	15,225,200

ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,874,183

ZAR	27,300,000	Transnet, Ltd., 13.50%, due 04/18/28	2,136,297

			33,492,560

		Foreign Government Obligations — 3.1%

ZAR	543,600,000	Republic of South Africa Government International Bond, 6.50%, due 02/28/41	23,542,528

Par Value†		Description	Value ($)

		South Africa — continued

		Foreign Government Obligations — continued

	13,700,000	Republic of South Africa Government International Bond, 5.65%, due 09/27/47	12,599,719

	12,600,000	Republic of South Africa Government International Bond, 6.30%, due 06/22/48	12,332,250

	90,400,000	Republic of South Africa Government International Bond, 5.75%, due 09/30/49	82,942,000

			131,416,497

		Total South Africa	164,909,057

		Sri Lanka — 1.3%

		Foreign Government Obligations

	7,280,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	4,170,075

	13,644,000	Sri Lanka Government International Bond, Reg S, 6.20%, due 05/11/27	7,802,662

	34,500,000	Sri Lanka Government International Bond, Reg S, 6.75%, due 04/18/28	19,611,094

	8,800,000	Sri Lanka Government International Bond, Reg S, 7.85%, due 03/14/29	5,016,000

	35,300,000	Sri Lanka Government International Bond, 144A, 7.55%, due 03/28/30	20,165,125

		Total Sri Lanka	56,764,956

		SupraNational — 0.5%

		Foreign Government Agency

TRY	263,000,000	International Finance Corp., Zero Coupon, Reg S, due 02/15/29	13,123,883

BRL	225,000,000	International Finance Corp., Zero Coupon, due 02/25/41	9,291,960

		Total SupraNational	22,415,843

		Suriname — 0.5%

		Foreign Government Obligations

	14,000,000	Republic of Suriname, 144A, 12.88%, due 12/30/23 (d)	9,655,625

	17,559,000	Republic of Suriname, Reg S, 9.25%, due 10/26/26 (d)	11,649,299

		Total Suriname	21,304,924

		Tajikistan — 0.3%

		Foreign Government Obligations

	13,874,000	Republic of Tajikistan International Bond, Reg S, 7.13%, due 09/14/27	11,463,393

		Trinidad And Tobago — 1.1%

		Foreign Government Agency — 1.0%

	9,800,000	Telecommunications Services of Trinidad & Tobago Ltd, 144A, 8.88%, due 10/18/29	10,299,187

	4,027,000	Trinidad Generation UnLtd, Reg S, 5.25%, due 11/04/27	4,181,788

	24,388,000	Trinidad Petroleum Holdings Ltd, Reg S, 9.75%, due 06/15/26	27,558,440

			42,039,415

14	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		Trinidad And Tobago — continued

		Foreign Government Obligations — 0.1%

	3,800,000	Trinidad & Tobago Government International Bond, Reg S, 4.50%, due 06/26/30	3,980,500

		Total Trinidad And Tobago	46,019,915

		Tunisia — 1.5%

		Foreign Government Agency

JPY	900,000,000	Banque Centrale de Tunisie International Bond, 3.50%, due 02/03/33	4,728,177

JPY	7,340,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30 (c)	44,124,609

JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31 (c)	14,560,511

		Total Tunisia	63,413,297

		Turkey — 3.7%

		Foreign Government Agency — 0.2%

	9,000,000	Export Credit Bank of Turkey, Reg S, 6.13%, due 05/03/24	9,225,000

		Foreign Government Obligations — 3.5%

	9,500,000	Istanbul Metropolitan Municipality, 144A, 6.38%, due 12/09/25	9,749,280

	10,002,000	Republic of Turkey, 6.00%, due 01/14/41	9,133,076

	18,200,000	Republic of Turkey, 4.88%, due 04/16/43	14,707,875

	23,600,000	Republic of Turkey, 6.63%, due 02/17/45	22,633,875

	102,413,000	Republic of Turkey, 5.75%, due 05/11/47	89,547,367

			145,771,473

		Total Turkey	154,996,473

		Ukraine — 2.6%

		Foreign Government Agency — 0.5%

EUR	3,800,000	NAK Naftogaz Ukraine via Kondor Finance Plc, Reg S, 7.13%, due 07/19/24	4,719,574

	15,500,000	NAK Naftogaz Ukraine via Kondor Finance Plc, 144A, 7.63%, due 11/08/26	15,790,625

	1,052,550	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	1,126,228

	1,000,500	Ukreximbank Via Biz Finance Plc, Reg S, 9.75%, due 01/22/25	1,083,041

			22,719,468

Par Value†	Description	Value ($)

	Ukraine — continued

	Foreign Government Obligations — 2.1%

1,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	1,711,305

6,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25	7,134,848

15,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26	16,201,746

3,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27	4,180,938

30,200,000	Ukraine Government International Bond, Reg S, 7.38%, due 09/25/32	31,058,812

26,500,000	Ukraine Government International Bond, 144A, 7.25%, due 03/15/33	26,897,500

		87,185,149

	Total Ukraine	109,904,617

	United Arab Emirates — 1.6%

	Foreign Government Agency — 1.1%

6,000,000	DAE Funding LLC, 144A, 3.38%, due 03/20/28	6,082,500

3,100,000	DAE Sukuk Difc Ltd., 144A, 3.75%, due 02/15/26	3,212,375

14,000,000	DP World Plc, Reg S, 4.70%, due 09/30/49	14,910,000

22,700,000	Finance Department Government of Sharjah, 144A, 4.00%, due 07/28/50	20,770,500

		44,975,375

	Foreign Government Obligations — 0.5%

15,700,000	Abu Dhabi Government International Bond, 144A, 3.13%, due 09/30/49	15,135,781

9,100,000	Abu Dhabi Government International Bond, Reg S, 2.70%, due 09/02/70	7,845,906

		22,981,687

	Total United Arab Emirates	67,957,062

	United States — 5.4%

	Asset-Backed Securities — 0.4%

1,788,981	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + 0.24%, 0.35%, due 12/15/35	1,718,974

783,621	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + 0.24%, 0.35%, due 12/15/35	770,761

1,284,189	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XLCA, Variable Rate, 1 mo. LIBOR + 0.20%, 0.31%, due 05/15/36	1,216,789

9,133,076	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.15%, 0.27%, due 11/25/36	4,220,058

See accompanying notes to the financial statements.	15

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	United States — continued

	Asset-Backed Securities — continued

9,254,850	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + 0.22%, 0.34%, due 11/25/36	4,320,374

4,747,937	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + 0.36%, 0.48%, due 04/25/37	2,405,745

		14,652,701

	Corporate Debt — 0.0%
385,402	AMBAC Assurance Corp., 144A, 5.10%, due 06/07/2169	533,782

1,411,548	AMBAC LSNI LLC, 3 mo. LIBOR + 5.00%, 6.00%, due 02/12/23	1,416,841

		1,950,623

	U.S. Government — 5.0%

10,000,000	U.S. Treasury Note, 1.75%, due 02/28/22 (f)	10,166,406

84,000,000	U.S. Treasury Note, 0.13%, due 05/31/22	84,013,125

90,000,000	U.S. Treasury Note, 0.13%, due 11/30/22	90,000,000

6,225,000	U.S. Treasury Note, 1.63%, due 11/15/50	5,535,387

20,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.06%, 0.09%, due 07/31/22	20,005,082

		209,720,000

	Total United States	226,323,324

	Uruguay — 0.8%

	Foreign Government Obligations

27,918,000	Uruguay Government International Bond, 5.10%, due 06/18/50	34,400,211

	Uzbekistan — 0.5%

	Foreign Government Obligations

11,700,000	Republic of Uzbekistan Bond, Reg S, 5.38%, due 02/20/29	13,127,400

7,600,000	Republic of Uzbekistan Bond, 144A, 3.70%, due 11/25/30	7,600,000

	Total Uzbekistan	20,727,400

	Venezuela — 1.0%

	Foreign Government Agency — 0.3%

111,465,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18 (c) (d)	1,671,975

176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24 (c) (d)	7,040,000

61,967,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26 (c) (d)	2,478,680

		11,190,655

Par Value†		Description	Value ($)

		Venezuela — continued

		Foreign Government Obligations — 0.7%

	19,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19 (c) (d)	1,807,660

	36,600,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20 (c) (d)	3,477,000

	23,750,000	Venezuela Government International Bond, Reg S, 12.75%, due 08/23/22 (c) (d)	2,256,250

	172,793,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23 (c) (d)	16,415,335

	68,700,000	Venezuela Government International Bond, Reg S, 11.95%, due 08/05/31 (c) (d)	6,526,500

	7,000,000	Venezuela Government International Bond, 9.38%, due 01/13/34 (c) (d)	665,000

			31,147,745

		Total Venezuela	42,338,400

		Vietnam — 0.8%

		Foreign Government Agency — 0.6%

	28,058,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	24,349,083

		Foreign Government Obligations — 0.2%

	9,918,000	Socialist Republic of Vietnam, Series 30 Yr, Variable Rate, 6 mo. LIBOR + 0.81%, 1.13%, due 03/13/28 (c)	8,975,790

		Total Vietnam	33,324,873

		Zambia — 0.4%

		Foreign Government Obligations

	3,600,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22 (d)	2,010,375

	27,572,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27 (d)	15,698,808

		Total Zambia	17,709,183

		TOTAL DEBT OBLIGATIONS (COST $4,198,772,499)	3,920,180,185

		LOAN ASSIGNMENTS — 0.6%

		Chad — 0.4%

	7,415,303	Glencore UK (Chad) Loan Agreement, Tranche A, Variable Rate, 3 mo. LIBOR + 2.00%, 2.19%, due 09/30/25 (c)	5,561,478

	20,774,455	Glencore UK (Chad) Loan Agreement, Tranche B, Variable Rate, 3 mo. LIBOR + 2.25%, 2.44%, due 12/31/27 (c)	12,049,184

		Total Chad	17,610,662

		Indonesia — 0.0%

EUR	101,262	Republic of Indonesia, Indonesia Paris Club Debt, 5.10%, due 06/01/21 (a)	121,010

		Kenya — 0.2%

	5,475,000	Republic of Kenya Loan Agreement, 9.17%, due 04/10/25 (a)	5,640,218

		TOTAL LOAN ASSIGNMENTS (COST $23,964,736)	23,371,890

16	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value† / Shares		Description	Value ($)

		LOAN PARTICIPATIONS — 0.9%

		Angola — 0.7%

	702,000	Republic of Angola Loan Agreement (Participation via Avenir II BV), Reg S, 6 mo. LIBOR + 4.50%, 4.76%, due 12/07/23 (c)	660,099

	10,912,500	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.45%, due 12/13/23 (c)	10,094,062

	6,243,341	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.45%, due 12/20/23 (c)	5,775,091

	12,666,667	Republic of Angola Loan Agreement (Participation with GE Capital EFS Financing, Inc), 7.50%, due 08/30/24 (c)	12,666,667

		Total Angola	29,195,919

		Egypt — 0.0%

CHF	686	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (a)	630

		Iraq — 0.2%

EUR	783,548	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 4.50%, due 12/30/27 (a)	618,716

JPY	112,663,119	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	471,839

JPY	2,028,627,070	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	8,472,641

JPY	265,058,341	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	1,107,092

		Total Iraq	10,670,288

		Russia — 0.0%

EUR	76,893,500	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (c) (d)	3

		TOTAL LOAN PARTICIPATIONS (COST $62,221,378)	39,866,840

		MUTUAL FUNDS — 1.8%

		United States — 1.8%

		Affiliated Issuers — 1.8%

	14,838,144	GMO U.S. Treasury Fund	74,784,247

		TOTAL MUTUAL FUNDS (COST $74,296,430)	74,784,247

Par Value† / Shares		Description	Value ($)

		RIGHTS/WARRANTS — 0.4%

		Argentina — 0.0%

EUR	335,089,675	Republic of Argentina GDP Linked, Variable Rate, Expires 12/15/35 (g)	1,263,446

JPY	740,189,000	Republic of Argentina GDP Linked, Variable Rate, Expires 12/15/35 (c) (g)	34,800

		Total Argentina	1,298,246

		Ukraine — 0.4%

	14,446,000	Government of Ukraine GDP Linked, Reg S, Variable Rate, Expires 05/31/40 (g)	15,786,769

		TOTAL RIGHTS/WARRANTS (COST $49,378,719)	17,085,015

		SHORT-TERM INVESTMENTS — 1.7%

		Money Market Funds — 0.3%

	13,552,268	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (h)	13,552,268

		U.S. Government — 1.4%

	60,000,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (i)	59,959,883

		TOTAL SHORT-TERM INVESTMENTS (COST $73,513,534)	73,512,151

		TOTAL INVESTMENTS — 98.1% (Cost $4,482,147,296)	4,148,800,328

		Other Assets and Liabilities (net) — 1.9%	79,421,056

		TOTAL NET ASSETS — 100.0%	$4,228,221,384

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/19/2021	BOA	EUR	67,025,600	USD	80,762,195	(139,268)
03/19/2021	MSCI	GBP	66,311,000	USD	91,848,759	(544,777)
05/19/2021	SSB	JPY	8,000,000,000	USD	75,455,838	339,034

						$(345,011)

See accompanying notes to the financial statements.	17

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Reverse Repurchase Agreements(j)

Face Value		Description	Value ($)

USD	6,685,232	J.P. Morgan Securities plc, (0.50)%, dated 01/06/21, (collateral: Bolivia Government International Bond, Reg S, 4.50%, due 03/20/28), to be repurchased on demand at face value plus accrued interest.	$(6,685,232)

		Average balance outstanding	$(7,687,893)

		Average interest rate (net)	0.49%

		Maximum balance outstanding	$(15,287,742)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements.

Credit Linked Options

Principal / Notional Amount			Expiration Date	Description	Premiums Paid/ (Received) ($)	Value ($)

Put Sold	USD	46,000,000	04/13/2021	Lebanon Gap Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (a)	(947,472)	(64,608)

Put Sold	USD	9,746,000	01/24/2024	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (a)	(92,858)	73,886

Put Sold	USD	50,797,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (a)	(1,094,693)	286,483

Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (a)	(3,715,556)	94,758

					$(5,850,579)	$390,519

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX-EMS.31.V1-5Y	USD	140,060,000	1.00%	1.10%	N/A	06/20/2024	Quarterly	4,376,875	468,501	(3,908,374)
CDX-EMS.34.V1-5Y	USD	75,000,000	1.00%	1.92%	N/A	12/20/2025	Quarterly	2,096,250	3,127,650	1,031,400

								$6,473,125	$3,596,151	$(2,876,974)

18	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
Banque Centrale de Tunisie SA	JPM	USD	19,500,000	1.00%	6.43%	N/A	06/20/2022	Quarterly	2,109,320	1,332,634	(776,686)
Republic of South Africa	GS	USD	9,700,000	1.00%	1.20%	N/A	12/20/2022	Quarterly	152,652	35,936	(116,716)
Republic of South Africa	CITI	USD	26,200,000	1.00%	1.20%	N/A	12/20/2022	Quarterly	659,930	97,065	(562,865)
Petrobras Global Finance BV	CITI	USD	37,000,000	1.00%	1.66%	N/A	06/20/2024	Quarterly	1,923,458	795,597	(1,127,861)
Commonwealth of Bahamas	DB	EUR	37,970,815	1.00%	4.49%	N/A	06/20/2025	Quarterly	5,153,296	3,955,465	(1,197,831)
Republic of South Africa	GS	USD	41,800,000	1.00%	2.38%	N/A	12/20/2025	Quarterly	4,006,975	2,627,964	(1,379,011)
Republic of Turkey	CITI	USD	15,000,000	1.00%	3.15%	N/A	12/20/2025	Quarterly	2,748,570	1,426,661	(1,321,909)
Republic of Turkey	GS	USD	12,000,000	1.00%	3.15%	N/A	12/20/2025	Quarterly	2,223,997	1,141,328	(1,082,669)
Republic of Turkey	GS	USD	5,000,000	1.00%	3.15%	N/A	12/20/2025	Quarterly	947,400	475,554	(471,846)
United States of Mexico	GS	USD	20,000,000	1.00%	1.65%	N/A	06/20/2029	Quarterly	1,589,641	989,976	(599,665)
United States of Mexico	GS	USD	20,000,000	1.00%	1.82%	N/A	09/20/2031	Quarterly	2,640,655	1,508,030	(1,132,625)
Sell Protection^:
Commonwealth of Bahamas	DB	USD	3,487,000	1.00%	4.36%	3,487,000 USD	06/20/2023	Quarterly	(641,463)	(256,124)	385,339
Commonwealth of Bahamas	DB	USD	6,975,000	1.00%	4.36%	6,975,000 USD	06/20/2023	Quarterly	(1,263,915)	(512,321)	751,594
Commonwealth of Bahamas	DB	USD	50,827,085	1.00%	4.48%	50,827,085 USD	06/20/2025	Quarterly	(5,838,385)	(4,323,758)	1,514,627

									$16,412,131	$9,294,007	$(7,118,124)

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 28, 2021, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.53%	6 Month EURIBOR	EUR	30,000,000	01/24/2050	Semi-Annual	(29,167)	(1,511,124)	(1,481,957)
0.82%	GBP - SONIA - COMPOUND	GBP	10,600,000	02/18/2051	Annually	(41,304)	365,522	406,826

						$(70,471)	$(1,145,602)	$(1,075,131)

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on J.P. Morgan EMBI Global Core IG Index Short Swap	3 Month USD LIBOR minus a spread of 0.45%	JPM	USD	19,000,001	04/13/2021	At Maturity	$—	$691,966	$691,966

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Security is backed by U.S. Treasury Bonds.

(c)	Investment valued using significant unobservable inputs (Note 2).

(d)	Security is in default.

(e)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(f)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(g)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(h)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(i)	The rate shown represents yield-to-maturity.

(j)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

20	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO High Yield Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Structured Products team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO High Yield Fund returned +7.21% (net) for the fiscal year ended February 28, 2021, as compared with +7.09% for the Markit iBoxx USD Liquid High Yield Index.

The Fund was invested in a mix of index portfolio products as well as cash high yield bonds. During the fiscal year, the Fund moved exposures between different products based on changes in the model’s alpha signals as well as other factors. Absolute performance was driven by high yield-based ETFs and fallen angel bonds (bonds originally issued as investment grade that have since been downgraded to below investment grade), which were top contributors for the period. Credit default swaps and short-dated B–CCC bonds also contributed positively during the period, while BB-rated bonds detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

22

GMO High Yield Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO High Yield Fund Class VI Shares and the Markit iBoxx USD Liquid High Yield Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

For Class VI the gross expense ratio of 0.56% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.56% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO High Yield Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	57.9%
Debt Obligations	35.9
Investment Funds	3.1
Swap Contracts	2.1
Forward Currency Contracts	0.3
Futures Contracts	(0.1)
Other	0.8

100.0%

Industry Group Summary¤	% of Investments
Consumer Cyclical	25.6%
Communications	13.7
Consumer Non-Cyclical	12.8
Energy	9.4
Basic Industry	7.3
Capital Goods	6.1
Finance Companies	4.5
Technology	4.4
Other Industrial	3.9
REITS	2.4
Transportation	2.2
Other Utility	1.8
Banking	1.7
Insurance	1.3
Electric	0.8
Other Financial	0.3
Brokerage/Asset Managers/Exchanges	0.1

98.3%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table excludes short-term investments and mutual funds, if any. The table includes exposure through the use of certain derivative financial instruments and excludes exposures through certain currency linked derivatives such as forward currency contracts. The table takes in account the market values of securities and the notional amounts of swaps. The table is not normalized, thus the table may not total to 100%.

24

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	DEBT OBLIGATIONS — 35.9%

	Corporate Debt — 35.7%

	Australia — 0.1%

130,000	North Queensland Export Terminal Pty Ltd., 144A, 4.45%, due 12/15/22	128,556

	Canada — 1.9%

825,000	Methanex Corp., 5.25%, due 12/15/29	846,141

125,000	Mountain Province Diamonds, Inc., 144A, 8.00%, due 12/15/22	116,562

500,000	Quebecor Media, Inc., 5.75%, due 01/15/23	533,125

275,000	Taseko Mines Ltd., 144A, 8.75%, due 06/15/22	281,050

	Total Canada	1,776,878

	Luxembourg — 0.9%

500,000	ArcelorMittal SA, 3.60%, due 07/16/24	530,676

225,000	ArcelorMittal SA, 7.25%, due 10/15/39	324,000

	Total Luxembourg	854,676

	New Zealand — 0.6%

550,000	Trilogy International Partners LLC / Trilogy International Finance, Inc., 144A, 8.88%, due 05/01/22	536,250

	United Kingdom — 1.3%

350,000	Avon Products, Inc., 7.00%, due 03/15/23	375,813

190,000	Jaguar Land Rover Automotive Plc, 144A, 5.63%, due 02/01/23	188,575

725,000	Rolls-Royce Plc, 144A, 3.63%, due 10/14/25	723,187

	Total United Kingdom	1,287,575

	United States — 30.9%

125,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144A, 3.50%, due 02/15/23	128,464

375,000	Ally Financial, Inc., 5.75%, due 11/20/25	429,753

373,000	AmeriGas Partners LP / AmeriGas Finance Corp., 5.63%, due 05/20/24	412,747

325,000	Apache Corp., 5.35%, due 07/01/49	323,375

625,000	Arconic Corp., 144A, 6.00%, due 05/15/25	664,062

500,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144A, 10.50%, due 05/15/25	596,400

250,000	Bausch Health Cos Inc, 144A, 5.75%, due 08/15/27	269,375

475,000	Carnival Corp., 144A, 11.50%, due 04/01/23	541,595

375,000	CDW LLC / CDW Finance Corp., 5.50%, due 12/01/24	413,906

625,000	Cinemark USA, Inc., 5.13%, due 12/15/22	619,531

625,000	CIT Group, Inc., 5.00%, due 08/15/22	659,375

275,000	Cleaver-Brooks, Inc., 144A, 7.88%, due 03/01/23	270,188

Par Value†	Description	Value ($)

	Corporate Debt — continued

	United States — continued

375,000	Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, due 01/15/23	394,219

625,000	CSC Holdings LLC, 6.75%, due 11/15/21	645,313

250,000	CSC Holdings LLC, 5.88%, due 09/15/22	262,996

500,000	Darling Ingredients, Inc., 144A, 5.25%, due 04/15/27	526,250

375,000	Delta Air Lines, Inc., 3.63%, due 03/15/22	380,781

425,000	DISH DBS Corp., 5.88%, due 07/15/22	443,139

125,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A, 10.50%, due 02/15/23	127,500

675,000	Fluor Corp., 3.50%, due 12/15/24	682,958

1,050,000	Ford Motor Credit Co. LLC, 4.13%, due 08/04/25	1,105,125

1,177,000	Ford Motor Credit Co. LLC, 3.82%, due 11/02/27	1,215,252

375,000	Freeport-McMoRan, Inc., 3.55%, due 03/01/22	380,625

250,000	Freeport-McMoRan, Inc., 3.88%, due 03/15/23	260,065

375,000	G-III Apparel Group Ltd., 144A, 7.88%, due 08/15/25	404,062

500,000	Gap, Inc. (The), 144A, 8.88%, due 05/15/27	585,590

400,000	Genworth Mortgage Holdings, Inc., 144A, 6.50%, due 08/15/25	432,252

670,000	Hexcel Corp., 4.20%, due 02/15/27	703,275

250,000	Hillman Group, Inc. (The), 144A, 6.38%, due 07/15/22	250,788

250,000	iStar, Inc., REIT, 5.50%, due 02/15/26	255,625

500,000	KB Home, 4.80%, due 11/15/29	537,500

625,000	Kraft Heinz Foods Co., 3.88%, due 05/15/27	683,167

250,000	Kraft Heinz Foods Co., 6.75%, due 03/15/32	338,150

625,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 144A, REIT, 4.25%, due 02/01/27	603,125

394,000	Macy’s Retail Holdings LLC, 2.88%, due 02/15/23	391,132

375,000	Netflix, Inc., 4.38%, due 11/15/26	420,941

525,000	Newell Brands, Inc., 4.70%, due 04/01/26	582,188

250,000	Nordstrom, Inc., 4.00%, due 03/15/27	247,629

500,000	Occidental Petroleum Corp., 4.30%, due 08/15/39	443,750

775,000	Occidental Petroleum Corp., 4.40%, due 08/15/49	682,484

375,000	Olin Corp., 144A, 9.50%, due 06/01/25	464,008

375,000	OneMain Finance Corp., 6.63%, due 01/15/28	426,450

375,000	Pilgrim’s Pride Corp., 144A, 5.88%, due 09/30/27	402,319

375,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A, 5.75%, due 04/15/26	404,063

875,000	QVC, Inc., 5.45%, due 08/15/34	925,312

See accompanying notes to the financial statements.	25

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†		Description	Value ($)

		Corporate Debt — continued

		United States — continued

	400,000	Royal Caribbean Cruises Ltd., 144A, 10.88%, due 06/01/23	453,130

	625,000	Sealed Air Corp., 144A, 5.25%, due 04/01/23	659,687

	250,000	Sensata Technologies BV, 144A, 4.88%, due 10/15/23	266,250

	250,000	Service Properties Trust, REIT, 4.50%, due 03/15/25	250,000

	600,000	Service Properties Trust, REIT, 4.38%, due 02/15/30	558,000

	625,000	Southwestern Energy Co., 6.45%, due 01/23/25	656,250

	800,000	Spirit AeroSystems, Inc., 3.85%, due 06/15/26	840,264

	600,000	Sprint Corp., 7.88%, due 09/15/23	692,730

	375,000	United Rentals North America, Inc., 5.88%, due 09/15/26	394,103

	250,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 144A, REIT, 6.00%, due 04/15/23	253,750

	250,000	Vericast Corp., 144A, 8.38%, due 08/15/22	251,563

	500,000	Western Midstream Operating LP, 5.30%, due 02/01/30	541,885

	925,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A, 4.25%, due 05/30/23	934,250

	500,000	XPO Logistics, Inc., 144A, 6.75%, due 08/15/24	525,000

		Total United States	29,213,666

		Total Corporate Debt	33,797,601

		U.S. Government — 0.2%

	150,000	U.S. Treasury Note, Variable Rate, USBM + 0.15%, 0.18%, due 01/31/22 (a)	150,104

		TOTAL DEBT OBLIGATIONS (COST $32,489,882)	33,947,705

		INVESTMENT FUNDS — 3.1%

		United States — 3.1%

	33,614	iShares iBoxx $ High Yield Corporate Bond ETF	2,905,594

		TOTAL INVESTMENT FUNDS (COST $2,926,591)	2,905,594

		SHORT-TERM INVESTMENTS — 57.9%

		Foreign Government Obligations — 9.9%

JPY	1,000,000,000	Japan Treasury Discount Bill, zero coupon, due 04/12/21	9,382,404

		Money Market Funds — 0.4%

	399,285	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (b)	399,285

Par Value†	Description	Value ($)

	U.S. Government — 47.6%

700,000	U.S. Treasury Bill, 0.06%, due 11/04/21 (c)	699,723

16,600,000	U.S. Treasury Bill, 0.08%, due 12/30/21 (c)	16,589,533

27,700,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (c)	27,681,480

	Total U.S. Government	44,970,736

	TOTAL SHORT-TERM INVESTMENTS (COST $54,987,454)	54,752,425

	TOTAL INVESTMENTS — 96.9% (Cost $90,403,927)	91,605,724

	Other Assets and Liabilities (net) — 3.1%	2,939,607

	TOTAL NET ASSETS — 100.0%	$94,545,331

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/12/2021	SSB	JPY	1,000,000,000	USD	9,650,211	$264,398

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
22	U.S. Treasury Note 5 Yr. (CBT)	June 2021	2,727,312	(20,595)
22	U.S. Treasury Note 2 Yr. (CBT)	June 2021	4,856,844	(1,668)
33	U.S. Treasury Note 10 Yr. (CBT)	June 2021	4,379,719	(27,864)

			$11,963,875	$(50,127)

Sales
3	U.S. Long Bond (CBT)	June 2021	477,656	629
6	U.S. Treasury Ultra 10 Yr. (CBT)	June 2021	1,134,375	(10,559)

			$1,612,031	$(9,930)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

26	See accompanying notes to the financial statements.

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Reverse Repurchase Agreements

Average balance outstanding	$(743,429)
Average interest rate (net)	(0.21)%
Maximum balance outstanding	$(898,268)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements. The Fund had no reverse repurchase agreements at the end of the period.

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Sell Protection^:
CDX.NA.HYS.35.V1-5Y	USD	26,029,000	5.00%	3.11%	23,712,000 USD	12/20/2025	Quarterly	$1,661,291	$2,136,044	$474,753

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 28, 2021, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
1 Month USD LIBOR minus a spread of 0.60%	Total Return on iBoxx High Yield Corporate Bond ETF	GS	USD	8,656,086	03/01/2021	At Maturity	—	(60,682)	(60,682)
1 Month USD LIBOR minus a spread of 0.75%	Total Return on iBoxx High Yield Corporate Bond ETF	GS	USD	4,722,988	03/01/2021	At Maturity	—	(36,108)	(36,108)
1 Month USD LIBOR minus a spread of 0.75%	Total Return on iBoxx High Yield Corporate Bond ETF	GS	USD	15,445,872	03/01/2021	At Maturity	—	(31,116)	(31,116)

							$—	$(127,906)	$(127,906)

See accompanying notes to the financial statements.	27

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(c)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

28	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Rates & FX team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Multi-Sector Fixed Income Fund returned +0.59% (net) for the fiscal year ended February 28, 2021, as compared with +1.38% for the Bloomberg Barclays U.S. Aggregate Index.

The Fund’s investment exposure was achieved through global interest rate and currency derivatives, as well as indirect (through ETFs and other GMO Funds, including GMO Opportunistic Income Fund, GMO Emerging Country Debt Fund, and GMO U.S. Treasury Fund) and direct fixed income investments.

Developed markets interest rate positioning contributed negatively during the fiscal year. The Fund’s active duration positions in New Zealand, Switzerland, and Canada detracted value, while positions in European and U.K. rates provided some support. Slope positions (2-year vs. 10-year) in New Zealand and Canada compounded losses in rates.

The Fund’s positions in developed market currencies added value during the fiscal year. Exposure to Swedish krona added to performance, but exposure to New Zealand dollar paired gains. Exposure to emerging market currencies resulted in a net positive contribution to performance. Positioning in South African rand and Brazilian real drove gains.

The Fund’s overweight positioning to securitized products and emerging country debt also added value during the year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

30

GMO Multi-Sector Fixed Income Fund (formerly GMO Core Plus Bond Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Multi-Sector Fixed Income Fund (Formerly GMO Core Plus Bond Fund) Class III Shares and the Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

For Class III and IV the gross expense ratio of 0.61% and 0.56%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.45% and 0.40% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Multi-Sector Fixed Income Fund (formerly GMO Core Plus Bond Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	61.7%
Short-Term Investments	23.4
Investment Funds	17.5
Mutual Funds	9.2
Swap Contracts	0.7
Forward Currency Contracts	0.6
Loan Participations	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Purchased Options	0.0	^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Futures Contracts	(0.1)
Other	(13.0)

	100.0%

Country/Region Summary‡	% of Investments
United States	92.0%
Canada	20.0
New Zealand	12.8
Australia	7.6
Other Emerging	5.7	*
Other Developed	1.1	¤
United Kingdom	(12.5)
Euro Region	(26.7	)§

	100.0%

†

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

‡

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

*	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

¤	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

32

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	DEBT OBLIGATIONS — 44.5%

	Brazil — 0.2%

	Corporate Debt

300,000	Suzano Austria GmbH, 3.75%, due 01/15/31	315,735

	Canada — 0.8%

	Corporate Debt

450,000	Bank of Nova Scotia (The), 0.55%, due 09/15/23	451,891

300,000	Cenovus Energy, Inc., 5.38%, due 07/15/25	339,674

350,000	Teck Resources Ltd., 6.25%, due 07/15/41	457,337

	Total Canada	1,248,902

	Chile — 0.3%

	Corporate Debt

400,000	Enel Americas SA, 4.00%, due 10/25/26	441,568

	Germany — 1.4%

	Corporate Debt

1,250,000	Deutsche Bank AG, 3.95%, due 02/27/23	1,325,420

400,000	Deutsche Bank AG, Variable Rate, 3.96%, due 11/26/25	436,675

450,000	Deutsche Bank AG, Variable Rate, 3.55%, due 09/18/31	475,650

	Total Germany	2,237,745

	Japan — 0.2%

	Corporate Debt

400,000	Sumitomo Mitsui Financial Group Inc., 2.85%, due 01/11/22	408,759

	Switzerland — 0.7%

	Corporate Debt

400,000	Credit Suisse Group AG, 3.75%, due 03/26/25	438,337

300,000	Credit Suisse Group AG, 4.88%, due 05/15/45	385,369

400,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, due 09/15/22	420,036

	Total Switzerland	1,243,742

	United Kingdom — 0.2%

	Certificate of Deposit

350,000	CNH Industrial NV, 4.50%, due 08/15/23	382,268

	United States — 40.7%

	Corporate Debt — 25.4%

400,000	Abbott Laboratories, 2.55%, due 03/15/22	409,275

400,000	Abbott Laboratories, 2.95%, due 03/15/25	431,028

350,000	Abbott Laboratories, 3.75%, due 11/30/26	398,760

400,000	Ally Financial, Inc., 4.13%, due 02/13/22	413,537

450,000	Alphabet, Inc., 0.45%, due 08/15/25	443,607

450,000	Alphabet, Inc., 0.80%, due 08/15/27	437,431

450,000	Amazon.com, Inc., 0.40%, due 06/03/23	451,119

Par Value†	Description	Value ($)

	United States — continued

	Corporate Debt — continued

450,000	Amazon.com, Inc., 0.80%, due 06/03/25	449,302

400,000	Amazon.com, Inc., 3.30%, due 12/05/21	407,328

400,000	Apple, Inc., 2.15%, due 02/09/22	407,291

400,000	Apple, Inc., 2.50%, due 02/09/22	408,028

450,000	Apple, Inc., 0.75%, due 05/11/23	454,077

350,000	Ares Capital Corp., 2.15%, due 07/15/26	345,695

400,000	Arrow Electronics, Inc., 3.88%, due 01/12/28	444,670

200,000	AstraZeneca Plc, 2.38%, due 06/12/22	204,809

300,000	Bank of America Corp., Variable Rate, 4.33%, due 03/15/50	357,695

400,000	Bank of America Corp., Variable Rate, 2.83%, due 10/24/51	381,801

200,000	Boeing Co. (The), 5.71%, due 05/01/40	251,993

350,000	Boeing Co. (The), 5.04%, due 05/01/27	403,387

350,000	Bunge Ltd. Finance Corp., 3.25%, due 08/15/26	378,782

400,000	Bunge Ltd. Finance Corp., 3.75%, due 09/25/27	447,267

400,000	Bunge Ltd. Finance Corp., 4.35%, due 03/15/24	440,945

400,000	Caterpillar Financial Services Corp., 1.90%, due 09/06/22	409,828

450,000	Caterpillar Financial Services Corp., 0.45%, due 09/14/23	450,648

300,000	Caterpillar, Inc., 4.75%, due 05/15/64	413,758

400,000	Caterpillar, Inc., 3.25%, due 09/19/49	427,645

400,000	Cheniere Corpus Christi Holdings LLC, 5.13%, due 06/30/27	466,961

350,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25	403,271

350,000	Cheniere Corpus Christi Holdings LLC, 7.00%, due 06/30/24	406,102

400,000	Coca-Cola Co. (The), 2.95%, due 03/25/25	433,582

350,000	Conagra Brands, Inc., 5.30%, due 11/01/38	445,034

350,000	Corning, Inc., 5.45%, due 11/15/79	454,354

400,000	Crown Castle International Corp., REIT, 5.25%, due 01/15/23	433,907

350,000	Deere & Co., 3.75%, due 04/15/50	411,180

400,000	DH Europe Finance II Sarl, 2.60%, due 11/15/29	417,956

400,000	DH Europe Finance II Sarl, 3.25%, due 11/15/39	425,895

400,000	DH Europe Finance II Sarl, 3.40%, due 11/15/49	425,117

350,000	Diamondback Energy, Inc., 5.38%, due 05/31/25	362,041

200,000	Discover Bank, 2.45%, due 09/12/24	211,002

350,000	DuPont de Nemours, Inc., 5.32%, due 11/15/38	452,284

300,000	DuPont de Nemours, Inc., 5.42%, due 11/15/48	400,170

450,000	DuPont de Nemours, Inc., 2.17%, due 05/01/23	452,217

450,000	Enable Midstream Partners LP, 4.95%, due 05/15/28	504,804

See accompanying notes to the financial statements.	33

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	United States — continued

	Corporate Debt — continued

400,000	Estee Lauder Cos, Inc. (The), 2.60%, due 04/15/30	423,826

400,000	Expedia Group, Inc., 5.00%, due 02/15/26	452,041

450,000	Expedia Group, Inc., 3.80%, due 02/15/28	482,706

250,000	Expedia Group, Inc., 3.25%, due 02/15/30	256,323

400,000	FedEx Corp., 4.10%, due 04/15/43	447,626

350,000	FedEx Corp., 5.10%, due 01/15/44	438,029

300,000	FedEx Corp., 5.25%, due 05/15/50	386,373

350,000	Fortive Corp., 4.30%, due 06/15/46	410,815

300,000	General Electric Co., 4.13%, due 10/09/42	331,059

250,000	General Electric Co., 4.50%, due 03/11/44	286,310

400,000	GLP Capital LP / GLP Financing II, Inc., REIT, 4.00%, due 01/15/31	425,836

400,000	Halliburton Co., 4.85%, due 11/15/35	461,723

300,000	Halliburton Co., 5.00%, due 11/15/45	349,606

350,000	International Paper Co., 4.80%, due 06/15/44	434,337

400,000	John Deere Capital Corp., 2.65%, due 01/06/22	408,147

400,000	John Deere Capital Corp., 3.20%, due 01/10/22	409,981

350,000	Johnson & Johnson, 3.63%, due 03/03/37	407,031

350,000	Marathon Petroleum Corp., 6.50%, due 03/01/41	472,989

400,000	Marathon Petroleum Corp., 4.75%, due 09/15/44	453,183

400,000	Marriott International Inc/MD, 5.75%, due 05/01/25	461,867

400,000	Marriott International Inc/MD, 4.63%, due 06/15/30	455,552

250,000	Marriott International Inc/MD, 3.50%, due 10/15/32	263,407

300,000	Morgan Stanley, Variable Rate, 5.60%, due 03/24/51	434,689

300,000	Morgan Stanley, 6.38%, due 07/24/42	455,139

350,000	Mosaic Co. (The), 5.45%, due 11/15/33	433,385

350,000	Mosaic Co. (The), 5.63%, due 11/15/43	451,564

400,000	NextEra Energy Capital Holdings, Inc., Variable Rate, 4.80%, due 12/01/77	432,000

350,000	NextEra Energy Capital Holdings, Inc., Variable Rate, 5.65%, due 05/01/79	408,969

350,000	NIKE, Inc., 3.38%, due 03/27/50	383,165

350,000	PacifiCorp, 4.15%, due 02/15/50	414,699

400,000	Procter & Gamble Co. (The), 2.30%, due 02/06/22	407,824

400,000	Procter & Gamble Co. (The), 3.10%, due 08/15/23	428,843

350,000	Starbucks Corp., 4.45%, due 08/15/49	423,656

400,000	Starbucks Corp., 3.50%, due 11/15/50	417,527

150,000	Synchrony Bank, 3.00%, due 06/15/22	154,454

300,000	Synchrony Financial, 4.25%, due 08/15/24	329,378

400,000	Synchrony Financial, 4.38%, due 03/19/24	439,030

150,000	Synchrony Financial, 5.15%, due 03/19/29	178,099

400,000	Synchrony Financial, 2.85%, due 07/25/22	412,049

350,000	Sysco Corp., 5.95%, due 04/01/30	448,412

Par Value†	Description	Value ($)

	United States — continued

	Corporate Debt — continued

300,000	Sysco Corp., 6.60%, due 04/01/40	426,962

300,000	Sysco Corp., 6.60%, due 04/01/50	444,240

300,000	Tapestry, Inc., 4.25%, due 04/01/25	325,675

400,000	Thermo Fisher Scientific, Inc., 4.13%, due 03/25/25	447,599

350,000	Thermo Fisher Scientific, Inc., 4.50%, due 03/25/30	416,528

350,000	Union Pacific Corp., 4.38%, due 11/15/65	428,003

350,000	Union Pacific Corp., 4.10%, due 09/15/67	402,556

400,000	United Parcel Service, Inc., 2.35%, due 05/16/22	409,580

300,000	United Parcel Service, Inc., 5.20%, due 04/01/40	398,838

400,000	United Parcel Service, Inc., 3.90%, due 04/01/25	445,819

400,000	Verizon Communications, Inc., 3.38%, due 02/15/25	436,654

350,000	Verizon Communications, Inc., 4.33%, due 09/21/28	407,281

350,000	Verizon Communications, Inc., 3.88%, due 02/08/29	398,977

400,000	VMware, Inc., 4.50%, due 05/15/25	449,820

400,000	Walt Disney Co. (The), 2.65%, due 01/13/31	419,216

400,000	Walt Disney Co. (The), 1.75%, due 01/13/26	412,299

400,000	Walt Disney Co. (The), 2.20%, due 01/13/28	414,748

350,000	Williams Cos, Inc. (The), 5.75%, due 06/24/44	438,262

400,000	Williams Cos, Inc. (The), 5.10%, due 09/15/45	474,258

400,000	Williams Cos, Inc. (The), 5.40%, due 03/04/44	481,712

		42,026,259

	U.S. Government Agency — 15.3%

4,100,000	Federal National Mortgage Association, TBA, 2.50%, due 03/16/36	4,286,960

10,900,000	Federal National Mortgage Association, TBA, 3.00%, due 03/11/51	11,407,531

1,300,000	Federal National Mortgage Association, TBA, 4.00%, due 03/11/51	1,396,789

6,000,000	Federal National Mortgage Association, TBA, 3.50%, due 03/11/51	6,361,805

1,700,000	Government National Mortgage Association, TBA, 3.50%, due 03/18/51	1,800,918

		25,254,003

	Total United States	67,280,262

	TOTAL DEBT OBLIGATIONS (COST $73,340,640)	73,558,981

34	See accompanying notes to the financial statements.

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

	Par Value†	Description	Value ($)

		INVESTMENT FUNDS — 17.5%

		United States — 17.5%

USD	76,000	iShares Core S&P 500 ETF	29,014,520

		TOTAL INVESTMENT FUNDS (COST $27,690,600)	29,014,520

		MUTUAL FUNDS — 30.9%

		United States — 30.9%

		Affiliated Issuers

	336,655	GMO Emerging Country Debt Fund, Class IV	8,584,702

	1,069,719	GMO Opportunistic Income Fund, Class VI	27,641,535

	2,941,558	GMO U.S. Treasury Fund	14,825,453

		TOTAL MUTUAL FUNDS (COST $52,961,551)	51,051,690

		SHORT-TERM INVESTMENTS — 20.1%

		Foreign Government Obligations — 15.5%

JPY	2,725,000,000	Japan Treasury Discount Bill, Zero Coupon, due 04/05/21	25,566,527

		Money Market Funds — 1.0%

	1,707,995	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	1,707,995

		U.S. Government — 3.6%

	6,000,000	U.S. Treasury Bill, 0.07%, due 12/02/21 (b) (c)	5,996,860

		TOTAL SHORT-TERM INVESTMENTS (COST $34,239,586)	33,271,382

		TOTAL INVESTMENTS — 113.0% (Cost $188,232,377)	186,896,573

		Other Assets and Liabilities (net) — (13.0%)	(21,432,121)

		TOTAL NET ASSETS — 100.0%	$165,464,452

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
05/10/2021	MSCI	AUD	11,491,000	USD	8,758,268	(85,372)
04/05/2021	GS	BRL	702,351	USD	130,000	4,820
04/05/2021	JPM	BRL	1,704,778	USD	316,297	12,456
04/05/2021	MSCI	BRL	809,790	USD	150,000	5,672
05/03/2021	BCLY	CAD	1,399,815	USD	1,100,000	(51)
05/03/2021	JPM	CAD	681,075	USD	537,227	2,000

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/13/2021	JPM	CHF	367,817	USD	410,000	5,173
04/13/2021	MSCI	CHF	10,684,287	USD	12,028,604	269,265
05/24/2021	JPM	CLP	112,760,000	USD	160,000	4,067
05/24/2021	MSCI	CLP	64,538,000	USD	91,126	1,878
03/31/2021	BCLY	EUR	330,000	USD	400,209	1,776
04/13/2021	BCLY	GBP	580,000	USD	801,800	(6,451)
04/13/2021	JPM	GBP	1,790,000	USD	2,439,149	(55,278)
04/13/2021	BCLY	HUF	286,971,981	USD	965,460	10,799
04/13/2021	JPM	HUF	68,490,051	USD	230,000	2,156
04/30/2021	GS	ILS	487,985	USD	150,000	2,426
04/19/2021	JPM	INR	8,768,040	USD	120,000	2,231
03/09/2021	BCLY	JPY	56,700,000	USD	540,000	8,048
03/09/2021	JPM	JPY	65,312,158	USD	620,000	7,249
04/05/2021	CITI	JPY	2,725,000,000	USD	26,501,878	927,541
04/21/2021	DB	MXN	2,977,134	USD	150,000	8,447
04/19/2021	JPM	NOK	7,649,210	USD	900,000	17,855
05/05/2021	JPM	NZD	900,000	USD	656,409	6,164
05/05/2021	MSCI	NZD	4,650,000	USD	3,350,418	(9,183)
04/21/2021	JPM	PHP	24,877,090	USD	516,585	10,923
05/28/2021	BCLY	RON	2,588,388	USD	641,629	3,621
05/05/2021	JPM	SEK	2,563,582	USD	310,000	6,191
04/15/2021	MSCI	SGD	730,245	USD	551,232	3,650
04/16/2021	BOA	THB	4,882,449	USD	162,079	85
05/03/2021	BCLY	TWD	852,235	USD	30,774	(21)
05/03/2021	JPM	TWD	2,763,600	USD	100,000	139
05/10/2021	JPM	USD	323,855	AUD	410,000	(8,313)
04/05/2021	JPM	USD	130,000	BRL	701,878	(4,905)
05/03/2021	BCLY	USD	930,000	CAD	1,173,164	(8,063)
05/03/2021	MSCI	USD	10,013,259	CAD	12,850,896	85,677
04/13/2021	JPM	USD	190,000	CHF	170,965	(1,833)
04/13/2021	MSCI	USD	690,000	CHF	612,368	(16,016)
04/30/2021	MSCI	USD	442,691	COP	1,586,642,700	(8,505)
05/17/2021	MSCI	USD	386,201	CZK	8,211,026	(7,586)
03/31/2021	MSCI	USD	8,106,483	EUR	6,679,000	(42,426)
04/13/2021	MSCI	USD	3,749,010	GBP	2,781,000	126,410
04/13/2021	CITI	USD	190,000	HUF	55,907,367	(4,015)
05/11/2021	JPM	USD	110,000	IDR	1,562,110,000	(2,619)
05/11/2021	MSCI	USD	501,821	IDR	7,080,689,000	(15,087)
04/19/2021	CITI	USD	110,000	INR	8,128,824	(817)
04/19/2021	JPM	USD	633,929	INR	46,927,240	(3,623)
03/09/2021	MSCI	USD	8,927,307	JPY	941,082,808	(98,186)
04/19/2021	MSCI	USD	246,034	KRW	271,835,720	(4,810)
04/21/2021	JPM	USD	692,435	MXN	13,761,109	(38,137)
04/19/2021	BCLY	USD	560,000	NOK	4,775,176	(9,303)
04/19/2021	JPM	USD	335,467	NOK	2,874,034	(4,019)
05/05/2021	BOA	USD	173,461	NZD	241,385	938
05/05/2021	JPM	USD	3,173,401	NZD	4,408,615	11,801
05/24/2021	MSCI	USD	285,392	PEN	1,042,336	298
05/17/2021	CITI	USD	618,181	PLN	2,291,411	(6,354)
05/12/2021	MSCI	USD	814,352	RUB	60,545,072	(10,071)
05/05/2021	BCLY	USD	5,227,472	SEK	43,944,223	(19,653)
05/05/2021	JPM	USD	2,460,000	SEK	20,614,924	(16,930)
04/15/2021	DB	USD	210,000	SGD	277,656	(1,796)
04/15/2021	GS	USD	280,000	SGD	371,304	(1,573)
04/16/2021	MSCI	USD	162,564	THB	4,882,449	(570)
05/17/2021	BCLY	USD	696,434	TRY	5,098,382	(33,110)
04/30/2021	MSCI	USD	993,736	ZAR	15,342,789	12,823

						$1,037,903

See accompanying notes to the financial statements.	35

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
23	U.S. Long Bond (CBT)	June 2021	3,662,031	(855)
37	U.S. Treasury Note 10 Yr. (CBT)	June 2021	4,910,594	(49,501)
82	U.S. Treasury Note 2 Yr. (CBT)	June 2021	18,102,781	(10,469)
230	U.S. Treasury Note 5 Yr. (CBT)	June 2021	28,512,812	(215,308)
38	U.S. Treasury Ultra 10 Yr. (CBT)	June 2021	5,599,063	(41,314)
62	U.S. Ultra Bond (CBT)	June 2021	11,721,875	137,478

			$72,509,156	$(179,969)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
9	U.S. Treasury Note 2 Yr. (CBT)	June 2021	1,986,891	1,329
5	U.S. Treasury Ultra 10 Yr. (CBT)	June 2021	945,312	(8,799)

			$2,932,203	$(7,470)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month CAD LIBOR	0.52%	CAD	3,100,000	03/13/2023	Semi-Annually	—	(7,441)	(7,441)
0.49%	3 Month CAD LIBOR	CAD	51,430,000	03/13/2023	Semi-Annually	13,060	147,535	134,475
6 Month EURIBOR	(0.55)%	EUR	10,260,000	03/15/2023	Semi-Annually	(2,541)	(22,623)	(20,082)
6 Month GBP LIBOR	0.10%	GBP	48,020,000	03/15/2023	Semi-Annually	2,482	(235,470)	(237,952)
6 Month GBP LIBOR	0.10%	GBP	1,900,000	03/15/2023	Semi-Annually	—	(9,422)	(9,422)
6 Month GBP LIBOR	0.18%	GBP	2,010,000	03/15/2023	Semi-Annually	36	(5,337)	(5,373)
0.23%	3 Month USD LIBOR	USD	12,010,000	03/15/2023	Quarterly	454	4,768	4,314
0.21%	3 Month USD LIBOR	USD	15,040,000	03/15/2023	Quarterly	(1,683)	11,963	13,646
0.21%	3 Month USD LIBOR	USD	4,800,000	03/15/2023	Quarterly	(1,899)	4,105	6,004
0.12%	3 Month AUD BBSW	AUD	5,740,000	03/17/2023	Quarterly	—	7,926	7,926
0.07%	3 Month AUD BBSW	AUD	10,400,000	03/17/2023	Quarterly	139	21,794	21,655
3 Month AUD BBSW	0.10%	AUD	2,300,000	03/17/2023	Quarterly	(272)	(3,795)	(3,523)
0.09%	3 Month AUD BBSW	AUD	4,920,000	03/17/2023	Quarterly	—	9,252	9,252
6 Month CHF LIBOR	(0.70)%	CHF	2,370,000	03/17/2023	Semi-Annually	—	(4,870)	(4,870)
(0.72)%	6 Month CHF LIBOR	CHF	1,770,000	03/17/2023	Semi-Annually	(259)	4,305	4,564
0.39%	3 Month NZD Bank Bill Rate	NZD	42,710,000	03/17/2023	Quarterly	(11,255)	64,978	76,233
3 Month SEK STIBOR	(0.03)%	SEK	256,890,000	03/17/2023	Quarterly	5,873	(32,878)	(38,751)
6 Month AUD BBSW	1.01%	AUD	1,200,000	03/17/2031	Semi-Annually	—	(72,038)	(72,038)
6 Month AUD BBSW	0.99%	AUD	1,030,000	03/17/2031	Semi-Annually	—	(63,743)	(63,743)
6 Month AUD BBSW	1.95%	AUD	15,000,000	03/17/2031	Semi-Annually	102,315	121,723	19,408
6 Month AUD BBSW	1.26%	AUD	2,180,000	03/17/2031	Semi-Annually	1,362	(92,500)	(93,862)
1.05%	6 Month AUD BBSW	AUD	490,000	03/17/2031	Semi-Annually	(230)	28,097	28,327
3 Month CAD LIBOR	1.50%	CAD	18,230,000	03/17/2031	Semi-Annually	1,892	(514,926)	(516,818)
3 Month CAD LIBOR	1.51%	CAD	9,830,000	03/17/2031	Semi-Annually	(9,035)	(270,422)	(261,387)
3 Month CAD LIBOR	1.61%	CAD	1,740,000	03/17/2031	Semi-Annually	—	(35,057)	(35,057)
3 Month CAD LIBOR	1.75%	CAD	18,850,000	03/17/2031	Semi-Annually	(23,104)	(185,495)	(162,391)
6 Month CHF LIBOR	(0.25)%	CHF	6,880,000	03/17/2031	Semi-Annually	(3,319)	(261,976)	(258,657)
6 Month CHF LIBOR	(0.27)%	CHF	350,000	03/17/2031	Semi-Annually	765	(13,990)	(14,755)
(0.21)%	6 Month CHF LIBOR	CHF	470,000	03/17/2031	Semi-Annually	—	15,541	15,541
(0.19)%	6 Month CHF LIBOR	CHF	690,000	03/17/2031	Semi-Annually	—	21,431	21,431
(0.12)%	6 Month CHF LIBOR	CHF	2,390,000	03/17/2031	Semi-Annually	(970)	54,798	55,768
0.09%	6 Month CHF LIBOR	CHF	720,000	03/17/2031	Semi-Annually	—	107	107
(0.23)%	6 Month CHF LIBOR	CHF	1,730,000	03/17/2031	Semi-Annually	—	61,442	61,442

36	See accompanying notes to the financial statements.

GMO Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
(0.25)%	6 Month CHF LIBOR	CHF	690,000	03/17/2031	Semi-Annually	—	25,659	25,659
3 Month NZD Bank Bill Rate	1.10%	NZD	9,000,000	03/17/2031	Quarterly	(26,566)	(546,849)	(520,283)
3 Month NZD Bank Bill Rate	2.15%	NZD	22,990,000	03/17/2031	Quarterly	154,861	230,103	75,242
3 Month NZD Bank Bill Rate	1.70%	NZD	5,350,000	03/17/2031	Quarterly	(18,838)	(108,718)	(89,880)
0.54%	3 Month SEK STIBOR	SEK	13,500,000	03/17/2031	Annually	(421)	44,240	44,661
0.82%	3 Month SEK STIBOR	SEK	6,900,000	03/17/2031	Quarterly	—	362	362
3 Month SEK STIBOR	0.49%	SEK	10,790,000	03/17/2031	Quarterly	2,621	(41,448)	(44,069)
3 Month SEK STIBOR	0.48%	SEK	4,400,000	03/17/2031	Quarterly	—	(17,282)	(17,282)
0.41%	3 Month SEK STIBOR	SEK	42,210,000	03/17/2031	Quarterly	1,950	201,031	199,081
(0.03)%	6 Month EURIBOR	EUR	670,000	03/19/2031	Semi-Annually	—	6,928	6,928
0.02%	6 Month EURIBOR	EUR	31,420,000	03/19/2031	Semi-Annually	(9,524)	128,226	137,750
0.05%	6 Month EURIBOR	EUR	570,000	03/19/2031	Semi-Annually	—	(88)	(88)
(0.25)%	6 Month EURIBOR	EUR	2,040,000	03/19/2031	Semi-Annually	1,381	75,931	74,550
0.69%	6 Month GBP LIBOR	GBP	410,000	03/19/2031	Semi-Annually	95	17,815	17,720
0.92%	6 Month GBP LIBOR	GBP	14,090,000	03/19/2031	Semi-Annually	25,158	173,075	147,917
0.48%	6 Month GBP LIBOR	GBP	9,130,000	03/19/2031	Semi-Annually	(190)	655,287	655,477
0.54%	6 Month GBP LIBOR	GBP	920,000	03/19/2031	Semi-Annually	3,303	58,302	54,999
1.46%	3 Month USD LIBOR	USD	15,800,000	03/19/2031	Quarterly	(8,978)	107,718	116,696
1.51%	3 Month USD LIBOR	USD	850,000	03/19/2031	Quarterly	—	1,621	1,621
1.52%	3 Month USD LIBOR	USD	970,000	03/19/2031	Quarterly	—	786	786
1.52%	3 Month USD LIBOR	USD	970,000	03/19/2031	Quarterly	—	1,155	1,155
3 Month USD LIBOR	1.45%	USD	6,480,000	03/19/2031	Quarterly	(2,530)	(50,358)	(47,828)

						$196,133	$(288,722)	$(484,855)

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on iShares Core S&P 500 ETF	1 Month USD LIBOR plus a spread of 0.24%	GS	USD	29,934,120	03/18/2021	At Maturity	$—	$921,917	$921,917

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(b)	The rate shown represents yield-to-maturity.

(c)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

See accompanying notes to the financial statements.	37

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Structured Products team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Bloomberg Barclays U.S. Securitized + Index* is included for comparative purposes.

Class VI shares of GMO Opportunistic Income Fund returned +2.95% (net) for the fiscal year ended February 28, 2021, as compared with +1.56% for the Bloomberg Barclays U.S. Securitized + Index.

Absolute performance was driven by sector allocations such as Residential Mortgage-Backed Securities, Commercial Mortgage-Backed Securities, and Student Loans, which were among the top contributors of the fiscal year. The Fund’s relative value synthetic trades and credit hedge positions also contributed positively during the fiscal year, as did securitizations related to corporate debt markets, such as Collateralized Loan Obligations. Finally, in asset-backed products, such as Small Balance Commercial Asset-Backed Securities (ABS), the Fund added value in less volatile, shorter duration markets.

*The Bloomberg Barclays U.S. Securitized + Index is an internally maintained benchmark computed by GMO, comprised of the J.P. Morgan U.S. 3-Month Cash Index through 12/30/2016 and the Bloomberg Barclays U.S. Securitized: MBS, ABS, CMBS Index thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

38

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Opportunistic Income Fund^ Class VI Shares, the Bloomberg Barclays U.S. Securitized + Index*

and the Bloomberg Barclays U.S. Securitized Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

^

Effective February 12, 2014, GMO Opportunistic Income Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund and the surviving entity was renamed GMO Opportunistic Income Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning that the combined entity adopted the historical financial reporting and performance history of the Acquired Fund. The information shown prior to February 12, 2014 is that of the Acquired Fund and reflects the Acquired Fund’s performance.

*

The Bloomberg Barclays U.S. Securitized + Index is a composite benchmark computed by GMO and comprised of the J.P. Morgan U.S. 3 Month Cash Index through December 30, 2016 and the Bloomberg Barclays U.S. Securitized Index thereafter.

**	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which may have had a material impact on the Fund’s performance for the period shown.

For J.P. Morgan disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class VI and I the gross expense ratio of 0.51% and 0.73%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.47% and 0.67% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	74.4%
Short-Term Investments	19.8
Swap Contracts	2.0
Mutual Funds	1.3
Purchased Options	0.0	^
Forward Currency Contracts	0.0	^
Futures Contracts	0.0	^
Written Options	(0.0	)^
Securities Sold Short	(0.6)
Other	3.1

	100.0%

Industry Sector Summary	% of Debt Obligations
Student Loans – Private	19.3%
Commercial Mortgage-Backed Securities	16.9
Collateralized Loan Obligations	15.8
Residential Mortgage-Backed Securities – Other	11.3
Small Balance Commercial Mortgages	9.8
Residential Mortgage-Backed Securities – Prime	8.1
Student Loans – Federal Family Education Loan Program	6.5
U.S. Government	4.5
Residential Mortgage-Backed Securities – Subprime	2.6
U.S. Government Agency	2.3
Residential Mortgage-Backed Securities – Alt-A	1.4
CMBS Collateralized Debt Obligations	0.8
Residential Mortgage-Backed Securities – Performing Loans	0.7

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

^	Rounds to 0.0%.

40

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	DEBT OBLIGATIONS — 74.4%

	Asset-Backed Securities — 69.4%

	CMBS Collateralized Debt Obligations — 0.6%

80,296	ARCap 2005-1 Resecuritization Trust, Series 05-1A, Class A, 144A, 5.45%, due 12/21/42	80,296

8,586,000	ARCap 2005-1 Resecuritization Trust, Series 05-1A, Class B, 144A, 5.55%, due 12/21/42	3,777,840

235,928	Capitalsource Real Estate Loan Trust, Series 06-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + 0.39%, 0.61%, due 01/20/37 (a)	232,389

1,270,892	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.33%, due 03/21/46	1,153,970

	Total CMBS Collateralized Debt Obligations	5,244,495

	Collateralized Loan Obligations — 11.8%

4,266,500	ACIS CLO 2017-7 Ltd., Series 17-7A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 3.90%, 4.11%, due 05/01/27	4,268,667

1,905,000	Apex Credit CLO II Ltd., Series 15-2A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 1.90%, 2.12%, due 10/17/26	1,899,658

4,158,000	B&M CLO 2014-1 Ltd., Series 14-1A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.60%, 2.82%, due 04/16/26	4,133,451

1,601,809	Catamaran CLO Ltd., Series 13-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 1.06%, due 01/27/28	1,602,195

4,222,400	Catamaran CLO Ltd., Series 13-1A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 1.80%, 2.01%, due 01/27/28	4,193,156

6,093,000	Crestline Denali CLO XVI Ltd., Series 18-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 1.34%, due 01/20/30	6,093,250

4,161,000	ECP CLO Ltd., Series 18-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.14%, 1.36%, due 04/22/30	4,149,104

2,403,000	Flagship CLO VIII Ltd., Series 14-8A, Class BRR, 144A, Variable Rate, 3 mo. LIBOR + 1.40%, 1.62%, due 01/16/26	2,402,212

8,917,884	Gallatin CLO IX 2018-1 Ltd., Series 18-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.05%, 1.27%, due 01/21/28	8,920,265

1,259,600	Garrison BSL CLO Ltd., Series 18-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + 1.65%, 1.87%, due 07/17/28	1,259,883

563,071	Halcyon Loan Advisors Funding Ltd., Series 12-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + 3.00%, 3.19%, due 08/15/23	563,071

5,446,000	Hull Street CLO Ltd., Series 14-1A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.70%, 2.93%, due 10/18/26	5,447,106

2,237,000	Jamestown CLO IV Ltd., Series 14-4A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.65%, 2.89%, due 07/15/26	2,237,150

Par Value†	Description	Value ($)

	Collateralized Loan Obligations — continued

1,465,400	Madison Park Funding XII Ltd., Series 14-12A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.35%, 2.57%, due 07/20/26	1,467,154

4,031,939	Neuberger Berman CLO XIX Ltd., Series 15-19A, Class A1R2, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 1.04%, due 07/15/27	4,032,899

3,906,000	Northwoods Capital XVII Ltd., Series 18-17A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.06%, 1.28%, due 04/22/31	3,880,013

4,000,000	Ocean Trails CLO VI, Series 16-6A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.65%, 2.89%, due 07/15/28	4,000,000

1,991,025	Saranac CLO III Ltd., Series 14-3A, Class ALR, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 1.84%, due 06/22/30	1,991,441

2,000,000	Telos CLO 2013-3 Ltd., Series 13-3A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.60%, 2.82%, due 07/17/26	2,000,292

4,993,200	Venture CLO Ltd., Series 18-32A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 1.32%, due 07/18/31	4,993,330

1,568,784	Voya CLO Ltd., Series 14-3A, Class A2A, 144A, Variable Rate, 3 mo. LIBOR + 1.90%, 2.12%, due 07/25/26	1,570,619

4,919,467	Wellfleet CLO Ltd., Series 15-1A, Class AR3, 144A, Variable Rate, 3 mo. LIBOR + 1.28%, 1.50%, due 07/20/29	4,920,609

53,333	WhiteHorse IX Ltd., Series 14-9A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.16%, 1.38%, due 07/17/26	53,378

4,057,600	WhiteHorse VIII Ltd., Series 14-1A, Class DR, 144A, Variable Rate, 3 mo. LIBOR + 3.45%, 3.66%, due 05/01/26	4,028,020

3,121,900	Whitehorse XII Ltd., Series 18-12A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 1.49%, due 10/15/31	3,121,928

6,750,000	Zais CLO 1 Ltd., Series 14-1A, Class A1BR, 144A, Variable Rate, 3 mo. LIBOR + 1.50%, 1.74%, due 04/15/28	6,751,944

10,630,024	Zais CLO 1 Ltd., Series 14-1A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 1.39%, due 04/15/28	10,632,394

2,974,228	Zais CLO 2 Ltd., Series 14-2A, Class A2R, 144A, Variable Rate, 3 mo. LIBOR + 1.85%, 2.07%, due 07/25/26	2,972,973

1,855,001	Zais CLO 8 Ltd., Series 18-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 1.19%, due 04/15/29	1,842,156

	Total Collateralized Loan Obligations	105,428,318

	Commercial Mortgage-Backed Securities — 12.6%

10,000,000	BAMLL Commercial Mortgage Securities Trust, Series 19-BPR, Class ANM, 144A, 3.11%, due 11/05/32 (b)	10,475,000

8,448,000	Barclays Commercial Mortgage Trust, Series 18-CHRS, Class E, 144A, Variable Rate, 4.27%, due 08/05/38	7,373,138

See accompanying notes to the financial statements.	41

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Commercial Mortgage-Backed Securities — continued

3,000,000	BX Commercial Mortgage Trust, Series 20-VIV4, Class A, 144A, 2.84%, due 03/09/44	3,120,439

8,000,000	BX Commercial Mortgage Trust, Series 20-VIVA, Class D, 144A, Variable Rate, 3.67%, due 03/11/44	8,044,902

1,835,000	BX Trust, Series 19-OC11, Class C, 144A, 3.86%, due 12/09/41	1,975,052

5,000,000	BX Trust, Series 19-OC11, Class E, 144A, Variable Rate, 4.08%, due 12/09/41	5,131,438

169,429	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + 0.25%, 0.36%, due 04/15/37	160,790

133,861	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	132,522

6,372,761	CSAIL Commercial Mortgage Trust, Series 15-C3, Class A4, 3.72%, due 08/15/48	7,015,100

6,749,037	CSAIL Commercial Mortgage Trust, Series 16-C5, Class A5, 3.76%, due 11/15/48	7,471,343

5,618,916	GS Mortgage Securities Trust, Series 15-GS1, Class A3, 3.73%, due 11/10/48	6,221,923

926	LB-UBS Commercial Mortgage Trust, Series 04-C6, Class J, 144A, Variable Rate, 6.23%, due 08/15/36	925

1,326,589	LB-UBS Commercial Mortgage Trust, Series 04-C6, Class K, 144A, Variable Rate, 6.31%, due 08/15/36	1,354,713

2,741,623	Merrill Lynch Mortgage Investors Trust, Series 98-C1, Class F, Variable Rate, 6.25%, due 11/15/26	2,791,975

4,213,000	MKT Mortgage Trust, Series 20-525M, Class E, 144A, Variable Rate, 2.94%, due 02/12/40	4,054,833

2,505,000	MKT Mortgage Trust, Series 20-525M, Class F, 144A, Variable Rate, 2.94%, due 02/12/40	2,253,388

3,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 13-C10, Class A4, Variable Rate, 4.08%, due 07/15/46	3,972,066

1,201,206	Morgan Stanley Dean Witter Capital I Trust, Series 01-TOP3, Class F, 144A, Variable Rate, 7.92%, due 07/15/33	1,177,182

5,268,100	UBS Commercial Mortgage Trust, Series 18-C9, Class A4, Variable Rate, 4.12%, due 03/15/51	6,015,437

9,085,000	Union Station District of Columbia, Series 2018-USDC, Class E, 144A, Variable Rate, 4.49%, due 05/13/38	7,892,050

2,550,000	WaMu Commercial Mortgage Securities Trust, Series 06-SL1, Class E, 144A, Variable Rate, 2.40%, due 11/23/43	2,520,348

8,270,894	WaMu Commercial Mortgage Securities Trust, Series 07-SL3, Class G, 144A, Variable Rate, 2.99%, due 03/23/45	8,304,765

1,717,000	Wells Fargo Commercial Mortgage Trust, Series 13-BTC, Class D, 144A, Variable Rate, 3.55%, due 04/16/35 (b)	1,717,000

8,563,000	Wells Fargo Commercial Mortgage Trust, Series 13-BTC, Class F, 144A, Variable Rate, 3.55%, due 04/16/35 (b)	8,284,702

Par Value†	Description	Value ($)

	Commercial Mortgage-Backed Securities — continued

4,392,094	Wells Fargo Commercial Mortgage Trust, Series 16-C32, Class A4, 3.56%, due 01/15/59	4,849,617

	Total Commercial Mortgage-Backed Securities	112,310,648

	Residential Mortgage-Backed Securities — Other — 8.4%

885,116	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + 0.28%, 0.26%, due 02/25/36	225,680

18,516,632	American Home Mortgage Investment Trust, Series 06-2, Class 4A, Variable Rate, 1 mo. LIBOR + 0.36%, 0.30%, due 02/25/36	954,188

13,743,281	BankAmerica Manufactured Housing Contract Trust, Series 98-1, Class B2, Variable Rate, 8.00%, due 08/10/25	7,143,103

4,854,146	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	4,601,097

8,834,023	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	2,136,916

2,928,137	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	819,903

380,113	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + 0.32%, 0.44%, due 02/25/37	346,578

4,662,131	Conseco Finance Corp., Series 97-6, Class M1, Variable Rate, 7.21%, due 01/15/29	4,778,217

2,637,245	Conseco Finance Corp., Series 97-5, Class B1, Variable Rate, 6.97%, due 05/15/29	2,609,506

2,983,098	Conseco Finance Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	2,930,022

5,101,940	Conseco Finance Securitizations Corp., Series 01-3, Class M1, Variable Rate, 7.15%, due 05/01/33	5,026,755

7,362,358	Countrywide Home Equity Loan Trust, Series 07-E, Class A, FSA, Variable Rate, 1 mo. LIBOR + 0.15%, 0.26%, due 06/15/37	6,918,255

300,370	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + 0.50%, 0.62%, due 10/25/34	286,651

5,644,305	GMACM Home Equity Loan Trust, Series 07-HE3, Class 2A1, Variable Rate, 7.00%, due 09/25/37	5,629,657

4,412,126	Home Equity Loan Trust, Series 05-HS1, Class AI4, Step Up, 5.61%, due 09/25/35	587,025

29,457,626	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + 0.26%, 0.38%, due 06/25/36	1,555,207

11,843,142	Home Loan Trust, Series 06-HI4, Class A4, Step Up, 5.72%, due 09/25/36	7,422,721

11,561,359	Home Loan Trust, Series 07-HI1, Class A4, Step Up, due 03/25/37	4,461,460

3,920,620	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + 0.32%, 0.28%, due 03/25/36	515,268

377,163	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 0.36%, due 02/26/34	325,378

42	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Residential Mortgage-Backed Securities — Other — continued

13,940,928	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, Variable Rate, 1 mo. LIBOR + 0.20%, 0.32%, due 03/25/36	791,722

7,952,191	New Century Home Equity Loan Trust, Series 06-S1, Class A1, Variable Rate, 1 mo. LIBOR + 0.34%, 0.46%, due 03/25/36	454,730

21,201,416	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, Variable Rate, 1 mo. LIBOR + 0.40%, 0.52%, due 03/25/36	1,212,509

431,100	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 05-S3, Class M1, Variable Rate, 1 mo. LIBOR + 0.90%, 1.02%, due 08/25/35	704,244

1,580,214	Oakwood Mortgage Investors, Inc., Series 98-A, Class B1, Variable Rate, 7.50%, due 05/15/28	1,626,139

1,776,886	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	1,832,123

4,456,420	Oakwood Mortgage Investors, Inc., Series 99-E, Class A1, Variable Rate, 7.61%, due 03/15/30	3,658,346

10,425,437	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, Variable Rate, 7.40%, due 07/15/30	4,150,128

1,097,177	Oakwood Mortgage Investors, Inc., Series 01-D, Class A4, Variable Rate, 6.93%, due 09/15/31	879,883

695,693	Oakwood Mortgage Investors, Inc., Series 01-E, Class A3, 5.69%, due 12/15/31	704,128

	Total Residential Mortgage-Backed Securities —Other	75,287,539

	Residential Mortgage-Backed Securities — Performing Loans — 0.6%

4,926,929	Ajax Mortgage Loan Trust, Series 21-A, Class A1, 144A, Variable Rate, 1.07%, due 09/25/65	4,888,951

	Residential Mortgage-Backed Securities — Prime — 5.7%

9,393,685	American Home Mortgage Assets Trust, Series 06-4, Class 1A12, Variable Rate, 1 mo. LIBOR + 0.21%, 0.33%, due 10/25/46	6,365,461

846,164	Bear Stearns ARM Trust, Series 05-9, Class A1, Variable Rate, U.S. Treasury Yield 1 Year CMT + 2.30%, 2.41%, due 10/25/35	862,623

5,029,597	CSMC Mortgage-Backed Trust, Series 07-4, Class 2A1, 6.00%, due 06/25/37	4,086,609

1,957,730	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.01%, due 12/25/36	1,880,706

1,344,120	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.24%, due 03/25/37	1,303,670

10,170,339	IndyMac INDX Mortgage Loan Trust, Series 06-AR2, Class 1A1A, Variable Rate, 1 mo. LIBOR + 0.44%, 0.56%, due 04/25/46	9,646,557

1,880,316	Morgan Stanley Mortgage Loan Trust, Series 06-2, Class 6A, 6.50%, due 02/25/36	1,376,132

Par Value†	Description	Value ($)

	Residential Mortgage-Backed Securities — Prime — continued

1,103,794	RFMSI Trust, Series 05-SA4, Class 2A2, Variable Rate, 3.38%, due 09/25/35	1,079,375

6,593,410	Structured Adjustable Rate Mortgage Loan Trust, Series 05-9, Class 2A2A, Variable Rate, 12 MTA + 1.40%, 1.78%, due 05/25/35	5,626,344

1,162,817	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 3.09%, due 09/25/35	1,198,828

1,378,342	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, COFI + 1.25%, 1.71%, due 01/25/47	1,366,013

3,161,066	Washington Mutual Mortgage Pass-Through Certificates, Series 05-4, Class CB3, Variable Rate, 1 mo. LIBOR + 0.45%, 0.58%, due 06/25/35	2,640,843

13,406,958	Washington Mutual Mortgage Pass-Through Certificates, Series 07-5, Class A6, 6.00%, due 06/25/37	13,713,982

	Total Residential Mortgage-Backed Securities — Prime	51,147,143

	Residential Mortgage-Backed Securities — Subprime — 1.9%

1,788,863	Asset Backed Funding Certificates, Series 05-AQ1, Class A5, Step Up, 4.61%, due 06/25/35	1,873,678

2,280,188	BCAP LLC, Series 14-RR2, Class 11A3, 144A, Variable Rate, 0.31%, due 05/26/37	2,204,404

1,179,735	Bear Stearns Asset Backed Securities I Trust, Series 05-TC2, Class M3, Variable Rate, 1 mo. LIBOR + 1.08%, 1.20%, due 08/25/35	1,178,821

3,296,075	Bear Stearns Asset Backed Securities I Trust, Series 05-TC2, Class M4, Variable Rate, 1 mo. LIBOR + 1.88%, 1.99%, due 08/25/35	3,323,633

1,385,264	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + 0.11%, 0.23%, due 04/25/31 (b)	3,427,697

3,822,018	Bravo Mortgage Asset Trust, Series 06-1A, Class M1,144A, Variable Rate, 1 mo. LIBOR + 0.40%, 0.52%, due 07/25/36	3,625,872

1,393,433	CHL Mortgage Pass-Through Trust, Series 04-HYB6, Class A2, Variable Rate, 2.77%, due 11/20/34	1,436,916

	Total Residential Mortgage-Backed Securities — Subprime	17,071,021

	Residential Mortgage-Backed Securities — Alt-A — 1.4%

632,996	Alternative Loan Trust, Series 04-J11, Class 1CB1, 5.50%, due 11/25/34	665,988

1,937,383	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + 0.70%, 0.82%, due 05/25/36	842,360

1,928,364	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + 0.70%, 0.82%, due 10/25/36	813,230

See accompanying notes to the financial statements.	43

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Residential Mortgage-Backed Securities — Alt-A — continued

2,750,487	Bear Stearns Asset Backed Securities I Trust, Series 04-AC5, Class A1, Step Up, 5.25%, due 10/25/34	2,811,066

4,635,876	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.04%, due 07/25/36	3,206,258

722,019	JP Morgan Resecuritization Trust, Series 09-10, Class 7A1, 144A, Variable Rate, 6.05%, due 02/26/37	729,647

3,092,884	RBSSP Resecuritization Trust, Series 09-6, Class 12A4, 144A, Variable Rate, 5.50%, due 05/26/35	3,081,550

	Total Residential Mortgage-Backed Securities — Alt-A	12,150,099

	Small Balance Commercial Mortgages — 7.3%

394,156	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + 0.84%, 0.97%, due 04/25/34	393,810

356,968	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 1.93%, due 04/25/34	356,811

396,726	Bayview Commercial Asset Trust, Series 04-1, Class B, 144A, Variable Rate, 1 mo. LIBOR + 2.85%, 2.98%, due 04/25/34	396,668

4,361,522	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.47%, 0.60%, due 08/25/35	4,126,394

2,174,961	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 0.59%, 0.52%, due 01/25/36	2,065,079

1,181,069	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + 0.57%, 0.70%, due 04/25/36	1,086,709

1,708,567	Bayview Commercial Asset Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.35%, 0.48%, due 07/25/36	1,613,891

3,494,896	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 0.42%, 0.55%, due 07/25/36	3,310,427

4,345,400	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 0.38%, due 10/25/36	4,120,495

2,292,043	Bayview Commercial Asset Trust, Series 07-1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.22%, 0.35%, due 03/25/37	2,157,071

1,813,368	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.24%, 0.37%, due 07/25/37	1,717,953

7,486,703	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.27%, 0.40%, due 07/25/37	7,088,829

702,151	Bayview Commercial Asset Trust, Series 07-6A, Class A3B, 144A, Variable Rate, 1 mo. LIBOR + 0.85%, 0.98%, due 12/25/37	701,164

Par Value†	Description	Value ($)

	Small Balance Commercial Mortgages — continued

6,009,072	Bayview Commercial Asset Trust, Series 07-6A, Class A3A, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 1.38%, due 12/25/37	6,014,944

2,184,741	Hana SBL Loan Trust, Series 19-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + 2.00%, 2.15%, due 08/25/45	2,168,707

540,962	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class M1,144A, Variable Rate, 1 mo. LIBOR + 0.35%, 0.48%, due 02/25/30	540,929

989,266	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class M2,144A, Variable Rate, 1 mo. LIBOR + 0.55%, 0.68%, due 02/25/30	989,206

2,467,604	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class B, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.13%, due 09/25/30	2,403,056

3,430,078	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class M3, 144A, Variable Rate, 1 mo. LIBOR + 0.53%, 0.66%, due 04/25/31	3,381,931

2,022,599	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class B, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.13%, due 04/25/31	1,917,953

1,000,345	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-2A, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 0.39%, 0.52%, due 09/25/36	982,887

4,300,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-2A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + 0.40%, 0.53%, due 06/25/37	4,156,834

4,379,261	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-3A, Class AJ, 144A, Variable Rate, 4.97%, due 10/25/37	4,420,088

3,300,000	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-3A, Class M1, 144A, Variable Rate, 4.97%, due 10/25/37	3,422,447

2,914,014	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class D, 144A, Variable Rate, 2.66%, due 12/27/49	2,896,990

3,176,664	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class E, 144A, Variable Rate, 2.81%, due 12/27/49	3,112,749

	Total Small Balance Commercial Mortgages	65,544,022

	Student Loans — Federal Family Education Loan Program — 6.4%

4,166,532	AccessLex Institute, Series 04-2, Class A3, Variable Rate, 3 mo. LIBOR+ 0.19%, 0.41%, due 10/25/24	4,132,169

9,585,462	AccessLex Institute, Series 04-2, Class B, Variable Rate, 3 mo. LIBOR + 0.70%, 0.92%, due 01/25/43	8,461,309

44	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	Student Loans — Federal Family Education Loan Program — continued

8,600,262	AccessLex Institute, Series 07-1, Class A4, Variable Rate, 3 mo. LIBOR + 0.06%, 0.28%, due 01/25/23	8,492,502

3,917,875	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + 0.32%, 0.57%, due 03/28/35 (a)	3,485,010

7,281,450	SLC Student Loan Trust, Series 08-2, Class A4, Variable Rate, 3 mo. LIBOR + 0.90%, 1.12%, due 06/15/21	7,167,788

11,371,947	SLM Student Loan Trust, Series 08-4, Class A4, Variable Rate, 3 mo. LIBOR + 1.65%, 1.87%, due 07/25/22	11,477,455

5,992,117	SLM Student Loan Trust, Series 08-9, Class A, Variable Rate, 3 mo. LIBOR + 1.50%, 1.72%, due 04/25/23	6,041,193

8,400,663	SLM Student Loan Trust, Series 08-5, Class A4, Variable Rate, 3 mo. LIBOR + 1.70%, 1.92%, due 07/25/23	8,504,800

	Total Student Loans — Federal Family Education Loan Program	57,762,226

	Student Loans — Private — 12.7%

3,233,142	Access Group Inc, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + 0.80%, 1.02%, due 07/25/34	3,120,951

10,956,492	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + 0.48%, 0.73%, due 12/27/41	10,902,414

2,062,985	KeyCorp Student Loan Trust, Series 04-A, Class 2C, Variable Rate, 3 mo. LIBOR + 0.80%, 1.01%, due 04/28/42	2,050,790

5,622,500	KeyCorp Student Loan Trust, Series 04-A, Class 2D, Variable Rate, 3 mo. LIBOR + 1.25%, 1.46%, due 07/28/42	4,989,267

1,053,219	L2L Education Loan Trust, Series 06-1A, Class B, 144A, Variable Rate, 1 mo. LIBOR + 0.50%, 0.61%, due 10/15/28	1,036,722

8,775,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 7-DayAuc + 0.00%, due 03/31/38 (b)	2,808,000

7,625,000	National Collegiate II Commutation Trust, Series 07-4, Class A3R7, Variable Rate, 28-DayAuct + 0.00%, due 03/25/38 (b)	2,363,750

3,275,000	National Collegiate II Commutation Trust, Series 07-4, Class A3R6, Variable Rate, 28-DayAuct + 0.00%, due 03/25/38 (b)	1,015,250

7,713,676	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + 0.31%, 0.43%, due 05/25/32	7,478,435

5,125,038	National Collegiate Student Loan Trust, Series 07-2, Class A4, Variable Rate, 1 mo. LIBOR + 0.29%, 0.41%, due 01/25/33	4,883,822

13,143,876	National Collegiate Student Loan Trust, Series 06-1, Class A5, Variable Rate, 1 mo. LIBOR + 0.35%, 0.47%, due 03/25/33	12,782,811

Par Value†	Description	Value ($)

	Student Loans — Private — continued

8,185,148	National Collegiate Student Loan Trust, Series 05-2, Class A51, Variable Rate, 1 mo. LIBOR + 0.37%, 0.49%, due 06/25/33	7,976,624

12,556,695	National Collegiate Student Loan Trust, Series 07-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.31%, 0.42%, due 10/25/33	11,891,514

3,256,000	National Collegiate Student Loan Trust, Series 04-2, Class B, Variable Rate, 1 mo. LIBOR + 0.54%, 0.66%, due 12/26/33	3,145,995

25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, 28-DayAuct + 0.00%, due 03/25/38 (a)	20,000

75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 28-DayAuct + 0.00%, due 03/25/38 (a)	60,750

5,773,000	SLM Private Credit Student Loan Trust, Series 03-A, Class A3, Variable Rate, 28-DayAuct + 0.00%, due 06/15/32 (b)	5,773,000

2,950,000	SLM Private Credit Student Loan Trust, Series 03-C, Class A3, Variable Rate, 28-DayAuct + 0.00%, due 09/15/32 (b)	2,950,000

5,400,350	SLM Private Credit Student Loan Trust, Series 03-C, Class C, Variable Rate, 3 mo. LIBOR + 1.60%, 1.82%, due 09/15/32	2,051,705

9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + 0.43%, 0.65%, due 09/15/33	8,915,523

1,420,586	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + 0.28%, 0.50%, due 12/15/38	1,417,124

4,089,918	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + 0.29%, 0.51%, due 06/15/39	3,999,286

2,986,722	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + 0.33%, 0.55%, due 06/15/39	2,927,976

2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, Variable Rate, 3 mo. LIBOR + 0.39%, 0.61%, due 12/15/39	2,351,582

6,989,400	Towd Point Asset Trust, Series 18-SL1, Class B, 144A, Variable Rate, 1 mo. LIBOR + 1.05%, 1.18%, due 01/25/46	6,863,654

	Total Student Loans — Private	113,776,945

	Total Asset-Backed Securities	620,611,407

	U.S. Government — 3.3%

30,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.06%, 0.09%, due 10/31/22	30,007,728

	U.S. Government Agency — 1.7%

3,950,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - 0.02%, 0.18%, due 02/01/25 (b)	3,844,028

4,500,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + 0.15%, 0.35%, due 10/29/26 (b)	4,360,474

See accompanying notes to the financial statements.	45

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	U.S. Government Agency — continued

1,762,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR + 0.00%, 0.19%, due 07/01/23 (b)	1,733,500

5,000,000	Fannie Mae or Freddie Mac, TBA, 2.50%, due 04/14/51	5,172,949

	Total U.S. Government Agency	15,110,951

	TOTAL DEBT OBLIGATIONS (COST $690,781,529)	665,730,086

	MUTUAL FUNDS — 1.3%

	United States — 1.3%

	Affiliated Issuers — 1.3%

2,183,242	GMO U.S. Treasury Fund	11,003,541

	TOTAL MUTUAL FUNDS (COST $11,003,541)	11,003,541

Par Value†	Description	Value ($)

	SHORT-TERM INVESTMENTS — 19.8%

	Money Market Funds — 4.5%

40,438,003	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (c)	40,438,003

	U.S. Government — 15.3%

10,000,000	U.S. Treasury Bill, 0.07%, due 12/02/21 (d) (e)	9,994,767

60,000,000	U.S. Treasury Bill, 0.08%, due 12/30/21 (d) (e)	59,962,169

67,000,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (e)	66,955,203

	Total U.S. Government	136,912,139

	TOTAL SHORT-TERM INVESTMENTS (COST $177,340,718)	177,350,142

PURCHASED OPTIONS — 0.0%

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)

Option on Credit Default Swaps – Calls — 0.0%
CDX.NA.IGS.35.V1-5Y	BOA	47.50%	04/21/21	USD	53,190,000	Fixed Spread	Receive	17,437

TOTAL PURCHASED OPTIONS (COST $58,509)								17,437

TOTAL INVESTMENTS — 95.5% (Cost $879,184,297)								854,101,206

SECURITIES SOLD SHORT — (0.6)%

DEBT OBLIGATIONS — (0.6)%

U.S. Government Agency — (0.6)%

(5,000,000) Fannie Mae or Freddie Mac, TBA, 3.00%, due 04/14/51								(5,234,961)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $5,272,656)								(5,234,961)

Other Assets and Liabilities (net) — 5.1%								45,740,987

TOTAL NET ASSETS — 100.0%								$894,607,232

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter-party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/19/2021	BOA	EUR	2,738,070	USD	3,299,225	(5,689)
03/19/2021	BOA	USD	2,892,505	EUR	2,400,528	4,988

						$(701)

46	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
186	U.S. Treasury Note 5 Yr. (CBT)	June 2021	23,058,188	(44,751)
238	U.S. Treasury Ultra 10 Yr. (CBT)	June 2021	35,067,812	(256,998)

			$58,126,000	$(301,749)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
38	U.S. Treasury Note 2 Yr. (CBT)	June 2021	8,389,094	5,610
1	U.S. Treasury Note 10 Yr. (CBT)	June 2021	132,719	1,101
1	U.S. Treasury Ultra 10 Yr. (CBT)	June 2021	189,062	(1,760)

			$8,710,875	$4,951

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Option on Credit Default Swaps – Calls
CDX.NA.HYS.35.V1-5Y	JPM	109.50%	03/17/21	USD	(15,880,000)	Fixed Spread	Receive	(21,720)

Written Options on Credit Default Swaps – Puts
CDX.NA.HYS.35.V1-5Y	JPM	109.00%	03/17/21	USD	(15,880,000)	Fixed Spread	Pay	(200,837)
CDX.NA.IGS.35.V1-5Y	MSCI	55.00%	03/17/21	USD	(59,146,500)	Fixed Spread	Pay	(103,385)
CDX.NA.IGS.35.V1-5Y	BOA	70.00%	04/21/21	USD	(53,190,000)	Fixed Spread	Pay	(68,555)

			Total Written Options on Credit Default Swaps – Puts					(372,777)

			TOTAL WRITTEN OPTIONS (Premiums $487,628)					$(394,497)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
ITRAXX.XOVERS.30.V3-5Y	EUR	21,745,573	5.00%	1.98%	N/A	12/20/2023	Quarterly	(2,273,176)	(2,176,213)	96,963
CDX.NA.IGS.33.V1-5Y	USD	49,070,000	1.00%	0.57%	N/A	12/20/2024	Quarterly	(417,804)	(799,693)	(381,889)
ITRAXX.EUROPES.32.V1-5Y	EUR	29,470,000	1.00%	0.45%	N/A	12/20/2024	Quarterly	(859,948)	(752,067)	107,881
CDX.NA.HYS.35.V1-5Y	USD	15,880,000	5.00%	3.11%	N/A	12/20/2025	Quarterly	(1,468,900)	(1,303,176)	165,724
CDX.NA.IGS.35.V1-5Y	USD	53,190,000	1.00%	0.56%	N/A	12/20/2025	Quarterly	(1,287,376)	(1,102,629)	184,747
CDX.NA.IGS.35.V1-5Y	USD	59,146,500	1.00%	0.56%	N/A	12/20/2025	Quarterly	(1,281,546)	(1,226,107)	55,439
ITRAXX.EUROPES.34.V1-5Y	EUR	20,633,760	1.00%	0.51%	N/A	12/20/2025	Quarterly	(648,690)	(588,185)	60,505
Sell Protection^:
CDX.NA.IGS.28.V1-5Y	USD	17,200,000	1.00%	0.34%	17,200,000 USD	06/20/2022	Quarterly	300,982	149,382	(151,600)
CDX.NA.HYS.33.V3-5Y	USD	2,300,650	5.00%	2.59%	2,300,650 USD	12/20/2024	Quarterly	78,900	197,840	118,940

								$(7,857,558)	$(7,600,848)	$256,710

See accompanying notes to the financial statements.	47

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

OTC Credit Default Swaps

Reference Entity	Counter- party	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HYS.27.V2-5Y	GS	USD	4,458,000	5.00%	1.29%	N/A	12/20/2021	Quarterly	11,145	(135,612)	(146,757)
CDX.NA.HYS.27.V2-5Y	JPM	USD	4,300,000	5.00%	1.29%	N/A	12/20/2021	Quarterly	(11,825)	(130,805)	(118,980)
D.R. Horton, Inc.	BCLY	USD	17,200,000	1.00%	0.17%	N/A	06/20/2022	Quarterly	(165,250)	(189,280)	(24,030)
CDX.NA.HYS.29.V1-5Y	JPM	USD	6,425,250	5.00%	2.92%	N/A	12/20/2022	Quarterly	(282,711)	(241,165)	41,546
CDX.NA.HYS.29.V1-5Y	JPM	USD	870,000	5.00%	2.92%	N/A	12/20/2022	Quarterly	(51,765)	(32,655)	19,110
CDX.NA.HYS.29.V1-5Y	MORD	USD	3,450,800	5.00%	2.92%	N/A	12/20/2022	Quarterly	(188,413)	(129,522)	58,891
Navient Corp.	BCLY	USD	2,082,800	5.00%	2.45%	N/A	12/20/2022	Quarterly	(160,628)	(94,434)	66,194
Navient Corp.	BCLY	USD	3,435,200	5.00%	2.45%	N/A	12/20/2022	Quarterly	(264,646)	(155,751)	108,895
Navient Corp.	GS	USD	2,700,000	5.00%	2.45%	N/A	12/20/2022	Quarterly	(277,471)	(122,417)	155,054
Navient Corp.	GS	USD	4,050,000	5.00%	2.45%	N/A	12/20/2022	Quarterly	(421,122)	(183,626)	237,496
CDX.NA.HYS.31.V14-5Y	CITI	USD	3,941,000	5.00%	5.21%	N/A	12/20/2023	Quarterly	(15,370)	22,708	38,078
ITRAXX.EUROPES.32.V1-5Y	BOA	EUR	10,000,000	1.00%	1.64%	N/A	12/20/2024	Quarterly	748,704	294,512	(454,192)
CMBX.NA.A.7	CGMI	USD	1,420,000	2.00%	4.70%	N/A	01/17/2047	Monthly	89,177	95,337	6,160
CMBX.NA.AA.7	GS	USD	5,000,000	1.50%	2.15%	N/A	01/17/2047	Monthly	7,975	83,414	75,439
CMBX.NA.AS.7	DB	USD	7,608,000	1.00%	0.81%	N/A	01/17/2047	Monthly	(119,899)	(36,745)	83,154
CMBX.NA.AS.7	BOA	USD	4,505,000	1.00%	0.81%	N/A	01/17/2047	Monthly	47,352	(21,758)	(69,110)
CMBX.NA.AS.7	DB	USD	16,677,794	1.00%	0.81%	N/A	01/17/2047	Monthly	197,705	(80,550)	(278,255)
CMBX.NA.AS.7	GS	USD	4,400,000	1.00%	0.81%	N/A	01/17/2047	Monthly	112,812	(21,251)	(134,063)
CMBX.NA.AS.7	MORD	USD	13,270,000	1.00%	0.81%	N/A	01/17/2047	Monthly	205,782	(64,092)	(269,874)
CMBX.NA.AA.11	CGMI	USD	4,626,000	1.50%	1.25%	N/A	11/18/2054	Monthly	(63,740)	(73,009)	(9,269)
CMBX.NA.AA.11	MORD	USD	4,624,500	1.50%	1.25%	N/A	11/18/2054	Monthly	(61,372)	(72,986)	(11,614)
CMBX.NA.AA.11	MORD	USD	4,624,500	1.50%	1.25%	N/A	11/18/2054	Monthly	(67,279)	(72,985)	(5,706)
CMBX.NA.AA.8	CSI	USD	8,892,000	1.50%	1.61%	N/A	10/17/2057	Monthly	247,717	34,949	(212,768)
CMBX.NA.AS.8	CGMI	USD	8,892,000	1.00%	0.89%	N/A	10/17/2057	Monthly	73,095	(36,087)	(109,182)
CMBX.NA.AS.8	MORD	USD	3,384,000	1.00%	0.89%	N/A	10/17/2057	Monthly	140,432	(13,733)	(154,165)
CMBX.NA.BBB-.8	GS	USD	6,889,000	3.00%	8.00%	N/A	10/17/2057	Monthly	1,034,610	1,078,839	44,229
CMBX.NA.BBB-.8	GS	USD	4,224,000	3.00%	8.00%	N/A	10/17/2057	Monthly	400,909	661,492	260,583
CMBX.NA.AAA.9	GS	USD	902,300	0.50%	0.28%	N/A	09/17/2058	Monthly	(4,411)	(8,752)	(4,341)
CMBX.NA.AAA.9	MSCI	USD	3,328,000	0.50%	0.28%	N/A	09/17/2058	Monthly	(31,983)	(32,281)	(298)
CMBX.NA.AAA.9	GS	USD	10,000,000	0.50%	0.28%	N/A	09/17/2058	Quarterly	(102,116)	(96,997)	5,119
CMBX.NA.AAA.9	MORD	USD	2,000,000	0.50%	0.28%	N/A	09/17/2058	Monthly	(20,423)	(19,399)	1,024
CMBX.NA.BBB-.9	CGMI	USD	2,500,000	3.00%	5.79%	N/A	09/17/2058	Monthly	290,110	281,226	(8,884)
CMBX.NA.BBB-.9	CGMI	USD	1,500,000	3.00%	5.79%	N/A	09/17/2058	Monthly	175,119	168,735	(6,384)
CMBX.NA.BBB-.9	MORD	USD	5,116,800	3.00%	5.79%	N/A	09/17/2058	Monthly	584,727	575,591	(9,136)
CMBX.NA.BBB-.9	MORD	USD	2,585,000	3.00%	5.79%	N/A	09/17/2058	Monthly	63,490	290,788	227,298
CMBX.NA.BBB-.9	CGMI	USD	3,425,200	3.00%	5.79%	N/A	09/17/2058	Monthly	955,105	385,302	(569,803)
CMBX.NA.BBB-.9	DB	USD	4,263,000	3.00%	5.79%	N/A	09/17/2058	Monthly	517,160	479,546	(37,614)
CMBX.NA.A.6	CGMI	USD	2,840,000	2.00%	6.74%	N/A	05/11/2063	Monthly	340,958	191,169	(149,789)
CMBX.NA.AA.6	GS	USD	5,000,000	1.50%	2.28%	N/A	05/11/2063	Monthly	35,145	57,390	22,245
CMBX.NA.BBB-.6	CGMI	USD	4,274,000	3.00%	22.45%	N/A	05/11/2063	Monthly	1,357,351	1,056,590	(300,761)
CMBX.NA.BBB-.13	GS	USD	4,960,000	3.00%	4.05%	N/A	12/16/2072	Monthly	1,011,544	367,318	(644,226)
CMBX.NA.BBB-.13	GS	USD	2,000,000	3.00%	4.05%	N/A	12/16/2072	Monthly	268,842	148,112	(120,730)
CMBX.NA.BBB-.13	MORD	USD	2,000,000	3.00%	4.05%	N/A	12/16/2072	Monthly	408,836	148,112	(260,724)
CMBX.NA.BBB-.13	MORD	USD	2,000,000	3.00%	4.05%	N/A	12/16/2072	Monthly	332,412	148,112	(184,300)
CMBX.NA.BBB-.13	MORD	USD	2,000,000	3.00%	4.05%	N/A	12/16/2072	Monthly	145,818	148,112	2,294
Sell Protection^:
CDX.NA.HYS.27.V2-5Y	GS	USD	2,084,000	5.00%	0.18%	2,084,000 USD	12/20/2021	Quarterly	268,315	82,709	(185,606)
CDX.NA.HYS.27.V2-5Y	JPM	USD	8,600,000	5.00%	0.18%	8,600,000 USD	12/20/2021	Quarterly	1,143,800	341,314	(802,486)
CDX.NA.HYS.27.V3-5Y	BOA	USD	8,545,000	5.00%	0.18%	8,545,000 USD	12/20/2021	Quarterly	1,369,764	339,132	(1,030,632)
CDX.NA.HYS.27.V3-5Y	JPM	USD	7,735,000	5.00%	0.18%	7,735,000 USD	12/20/2021	Quarterly	1,096,050	306,985	(789,065)
CDX.NA.HYS.29.V1-5Y	MORD	USD	4,264,000	5.00%	0.66%	4,264,000 USD	12/20/2022	Quarterly	644,717	337,915	(306,802)
CDX.NA.HYS.29.V1-5Y	BOA	USD	5,115,600	5.00%	0.66%	5,115,600 USD	12/20/2022	Quarterly	742,274	405,403	(336,871)
CDX.NA.HYS.29.V6-5Y	CITI	USD	5,994,100	5.00%	0.66%	5,994,100 USD	12/20/2022	Quarterly	229,274	475,022	245,748

48	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Reference Entity	Counter- party	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
CDX.NA.HYS.31.V1-5Y	JPM	USD	18,156,815	5.00%	0.24%	18,156,815 USD	12/20/2023	Quarterly	3,615,022	2,412,239	(1,202,783)
CDX.NA.HYS.31.V14-5Y	CITI	USD	2,866,000	5.00%	1.41%	2,866,000 USD	12/20/2023	Quarterly	293,765	288,770	(4,995)
CDX.NA.HYS.31.V14-5Y	CITI	USD	4,657,000	5.00%	1.41%	4,657,000 USD	12/20/2023	Quarterly	492,478	469,226	(23,252)
ITRAXX.XOVERS.30.V3-5Y	JPM	EUR	655,580	5.00%	34.87%	655,580 EUR	12/20/2023	Quarterly	(487,841)	(439,816)	48,025
ITRAXX.XOVERS.30.V4-5Y	JPM	EUR	158,684	5.00%	34.87%	158,684 EUR	12/20/2023	Quarterly	(110,801)	(106,458)	4,343
CDX.NA.HYS.33.V1-5Y	GS	USD	25,938,066	5.00%	0.47%	25,938,066 USD	12/20/2024	Quarterly	5,736,852	4,388,006	(1,348,846)
CDX.NA.HYS.33.V12-5Y	CITI	USD	10,746,000	5.00%	0.47%	10,746,000 USD	12/20/2024	Quarterly	1,826,953	1,817,927	(9,026)
CDX.NA.HYS.33.V12-5Y	MORD	USD	2,840,000	5.00%	0.47%	2,840,000 USD	12/20/2024	Quarterly	481,871	480,450	(1,421)
CDX.NA.HYS.33.V3-5Y	CITI	USD	4,185,325	5.00%	0.47%	4,185,325 USD	12/20/2024	Quarterly	442,877	708,042	265,165
CDX.NA.HYS.33.V3-5Y	GS	USD	9,506,516	5.00%	0.47%	9,506,516 USD	12/20/2024	Quarterly	1,343,307	1,608,241	264,934
CDX.NA.HYS.33.V8-5Y	GS	USD	6,508,491	5.00%	0.47%	6,508,491 USD	12/20/2024	Quarterly	1,066,328	1,101,057	34,729
CDX.NA.IGS.33.V1-5Y	CITI	USD	1,472,000	1.00%	11.8%	1,472,000 USD	12/20/2024	Quarterly	(820,051)	(506,998)	313,053
ITRAXX.EUROPES.32.V1-5Y	BOA	EUR	25,000,000	1.00%	0.76%	25,000,000 EUR	12/20/2024	Quarterly	114,434	279,900	165,466
ITRAXX.EUROPES.32.V1-5Y	GS	EUR	58,940,000	1.00%	0.17%	58,940,000 EUR	12/20/2024	Quarterly	2,667,689	2,294,018	(373,671)
ITRAXX.EUROPES.34.V1-5Y	BOA	EUR	36,846,000	1.00%	0.23%	36,846,000 USD	12/20/2025	Quarterly	1,774,799	1,680,834	(93,965)
CMBX.NA.A.9	CGMI	USD	2,500,000	2.00%	2.51%	2,500,000 USD	09/17/2058	Monthly	(74,374)	(55,875)	18,499
CMBX.NA.A.9	GS	USD	6,822,400	2.00%	2.51%	6,822,400 USD	09/17/2058	Monthly	89,487	(152,478)	(241,965)
CMBX.NA.A.9	CGMI	USD	4,000,000	2.00%	2.51%	4,000,000 USD	09/17/2058	Monthly	(100,230)	(89,399)	10,831
CMBX.NA.AAA.13	MORD	USD	7,399,200	0.50%	0.47%	7,399,200 USD	12/16/2072	Monthly	30,439	16,787	(13,652)
CMBX.NA.AAA.13	MORD	USD	7,399,200	0.50%	0.47%	7,399,200 USD	12/16/2072	Monthly	30,439	16,787	(13,652)

									$31,401,245	$23,151,202	$(8,250,043)

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 28, 2021, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.25%	3 Month USD LIBOR	USD	9,700,000	11/10/2022	Quarterly	(4,539)	(5,614)	(1,075)
0.30%	3 Month USD LIBOR	USD	9,750,000	08/17/2024	Quarterly	—	78,311	78,311
0.33%	3 Month USD LIBOR	USD	12,520,000	10/20/2024	Quarterly	3,562	110,298	106,736
0.35%	3 Month USD LIBOR	USD	17,370,000	04/19/2025	Quarterly	14	241,235	241,221
0.40%	3 Month USD LIBOR	USD	26,300,000	10/08/2025	Quarterly	(3,685)	465,623	469,308
0.82%	3 Month USD LIBOR	USD	5,480,000	01/12/2028	Quarterly	—	136,398	136,398
0.88%	3 Month USD LIBOR	USD	6,595,000	03/06/2028	Quarterly	(15,632)	147,082	162,714
0.65%	3 Month USD LIBOR	USD	6,770,000	06/04/2028	Quarterly	(34,587)	283,432	318,019
0.65%	3 Month USD LIBOR	USD	5,790,000	07/30/2028	Quarterly	(25,115)	255,792	280,907
1.30%	3 Month USD LIBOR	USD	10,027,000	12/19/2029	Quarterly	—	97,359	97,359
0.75%	3 Month USD LIBOR	USD	5,100,000	02/11/2030	Quarterly	(22,015)	298,620	320,635
0.95%	3 Month USD LIBOR	USD	2,560,000	12/11/2030	Quarterly	—	131,565	131,565
1.02%	3 Month USD LIBOR	USD	7,200,000	01/08/2031	Quarterly	24,435	329,593	305,158

						$(77,562)	$2,569,694	$2,647,256

See accompanying notes to the financial statements.	49

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on iBoxx USD Liquid Leveraged Loan Index	1 Month USD LIBOR	JPM	USD	9,000,000	03/20/2021	Quarterly	1,789	6,041	4,252
Total Return on iBoxx USD Liquid Leveraged Loan Index	1 Month USD LIBOR	JPM	USD	3,000,000	03/20/2021	Quarterly	338	(16,956)	(17,294)

							$2,127	$(10,915)	$(13,042)

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	Investment valued using significant unobservable inputs (Note 2).
(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2021.
(d)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

50	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Short Duration Strategies team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the FTSE 3-Month Treasury Bill Index is included for comparative purposes.

GMO U.S. Treasury Fund returned +0.63% (net) for the fiscal year ended February 28, 2021, as compared with +0.33% for the FTSE 3-Month Treasury Bill Index.

Security selection in U.S. Treasury Notes drove positive performance during the year, followed by positive contributions from Floating Rate Treasury Notes, U.S. Treasury Bills, and Federal Home Loan Bank Notes.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

52

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO U.S. Treasury Fund and the FTSE 3-Month Treasury Bill Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

The gross expense ratio of 0.11% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. The corresponding net expense ratio of 0.08% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

53

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	99.7%
Other	0.3

100.0%

54

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value† / Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 99.7%

	U.S. Government — 98.3%

59,000,000	U.S. Treasury Bill, 0.07%, due 12/02/21 (a)	58,969,128

40,000,000	U.S. Treasury Bill, 0.08%, due 12/30/21 (a)	39,974,779

30,000,000	U.S. Treasury Bill, 0.08%, due 02/24/22 (a)	29,975,500

35,000,000	U.S. Treasury Note, 1.13%, due 08/31/21	35,184,570

30,000,000	U.S. Treasury Note, 1.13%, due 09/30/21	30,187,500

16,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.30%, 0.33%, due 10/31/21	16,031,461

45,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.15%, 0.18%, due 01/31/22	45,031,238

40,000,000	U.S. Treasury Note, 1.75%, due 02/28/22	40,665,625

45,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.06%, 0.09%, due 10/31/22	45,011,591

35,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.05%, 0.08%, due 01/31/23	35,002,764

	Total U.S. Government	376,034,156

Par Value† / Shares	Description	Value ($)

	U.S. Government Agency — 1.3%

5,000,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.09%, 0.11%, due 09/10/21	5,001,940

	Money Market Funds — 0.1%

226,388	State Street Institutional Treasury Plus Money Market Fund – Premier Class, 0.03% (b)	226,388

	TOTAL SHORT-TERM INVESTMENTS (COST $381,095,369)	381,262,484

	TOTAL INVESTMENTS — 99.7% (Cost $381,095,369)	381,262,484

	Other Assets and Liabilities (net) — 0.3%	1,192,214

	TOTAL NET ASSETS — 100.0%	$382,454,698

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	The rate shown represents yield-to-maturity.
(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 56.

See accompanying notes to the financial statements.	55

GMO Trust Funds

February 28, 2021

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,

normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CJSC - Closed Joint-Stock Company

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage Backed Security

CMT - Constant Maturity Treasury

COFI - Cost of Funds Index

CP - Counterparty

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

MTA – Monthly Treasury Average Index

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the

United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Overnight Interbank Average Rate

TBA - To Be Announced - Delayed Delivery Security

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollar.

XLCA - Insured as to the payment of principal and interest by XL Capital Assurance Inc.

The rates shown on variable rate notes are the current interest rates at February 28,

2021, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CGMI - Citigroup Global Markets Inc.

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MORD - Morgan Stanley Capital Services LLC

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

DOP - Dominican Peso

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

56	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$5,000,835	$74,784,247	$—

Investments in unaffiliated issuers, at value (Note 2)(b)	115,473,430	4,074,016,081	91,605,724

Cash	—	14,957,923	—

Receivable for investments sold	—	7,436,743	—

Dividends and interest receivable	119,240	64,209,132	427,955

Unrealized appreciation on open forward currency contracts (Note 4)	—	339,034	264,398

Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	42,530

Due from broker (Note 2)	—	13,494,985	2,666,515

Receivable for open OTC swap contracts (Note 4)	—	15,078,176	—

Interest receivable for open OTC swap contracts (Note 4)	—	119,173	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	7,720	4,917	—

Receivable for options (Note 4)(c)	—	455,127	—

Miscellaneous receivable	—	1,761	—

Total assets	120,601,225	4,264,897,299	95,007,122

Liabilities:

Due to custodian	—	—	215,067

Payable for investments purchased	309	21,180,062	—

Payable for Fund shares repurchased	—	169,636	—

Payable for recoupment of past waived and/or reimbursed fees (Note 5)	—	—	473

Payable to affiliate for (Note 5):

Management fee	25,067	1,240,126	27,380

Shareholder service fee	8,581	395,043	4,303

Payable to agents unaffiliated with GMO	81	2,744	58

Payable for variation margin on open futures contracts (Note 4)	—	—	15,828

Payable for variation margin on open cleared swap contracts (Note 4)	—	225,581	—

Unrealized depreciation on open forward currency contracts (Note 4)	—	684,045	—

Interest payable for open OTC swap contracts (Note 4)	—	471,259	—

Payable for open OTC swap contracts (Note 4)	—	5,092,203	127,906

Payable for reverse repurchase agreements (Note 2)	—	6,685,232	—

Payable for options (Note 4)(c)	—	64,608	—

Payable to Trustees and related expenses	1,307	20,443	762

Accrued expenses	109,808	444,933	70,014

Total liabilities	145,153	36,675,915	461,791

Net assets	$120,456,072	$4,228,221,384	$94,545,331

(a) Cost of investments – affiliated issuers:	$5,000,835	$74,296,430	$—

(b) Cost of investments – unaffiliated issuers:	$105,872,051	$4,407,850,866	$90,403,927

(c) Premiums on options:	$—	$5,850,579	$—

See accompanying notes to the financial statements.	57

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund
Net assets consist of:

Paid-in capital	$166,961,851	$4,754,455,355	$85,774,255

Distributable earnings (accumulated loss)	(46,505,779)	(526,233,971)	8,771,076

	$120,456,072	$4,228,221,384	$94,545,331

Net assets attributable to:

Class III	$61,835,560	$1,010,105,543	$—

Class IV	$—	$3,218,115,841	$—

Class VI	$58,620,512	$—	$94,545,331

Shares outstanding:

Class III	2,596,185	39,549,662	—

Class IV	—	126,223,136	—

Class VI	2,454,379	—	4,522,647

Net asset value per share:

Class III	$23.82	$25.54	$—

Class IV	$—	$25.50	$—

Class VI	$23.88	$—	$20.90

58	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$51,051,690	$11,003,541	$—

Investments in unaffiliated issuers, at value (Note 2)(b)	135,844,883	843,097,665	381,262,484

Cash	—	1,407,376	—

Receivable for investments sold	—	17,263,015	—

Receivable for Fund shares sold	—	811,642	3,050,000

Receivable for closed swap contracts (Note 4)	46,239	63,933	—

Dividends and interest receivable	483,020	1,654,009	711,644

Unrealized appreciation on open forward currency contracts (Note 4)	1,562,579	4,988	—

Receivable for variation margin on open cleared swap contracts (Note 4)	310,718	—	—

Due from broker (Note 2)	3,844,463	8,041,033	—

Receivable for variation margin on open futures contracts (Note 4)	256,344	182,129	—

Receivable for open OTC swap contracts (Note 4)	921,917	26,574,159	—

Interest receivable for open OTC swap contracts (Note 4)	—	1,543,391	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	33,053	42,625	17,973

Total assets	194,354,906	911,689,506	385,042,101

Liabilities:

Due to broker (Note 2)	516	7,914	—

Investments sold short, at value (Note 2)(c)	—	5,234,961	—

Due to custodian	1,090,728	—	—

Foreign currency due to custodian	2,175	—	—

Payable for investments purchased	25,359,035	6,851,895	—

Payable for Fund shares repurchased	—	49,277	2,500,000

Payable to affiliate for (Note 5):

Management fee	34,482	286,860	22,246

Shareholder service fee	15,487	70,446	—

Payable to agents unaffiliated with GMO	118	527	222

Payable for variation margin on open cleared swap contracts (Note 4)	—	102,567	—

Payable for closed swap contracts (Note 4)	1,752,232	—	—

Dividend payable	—	—	9,434

Unrealized depreciation on open forward currency contracts (Note 4)	524,676	5,689	—

Interest payable for open OTC swap contracts (Note 4)	—	433,864	—

Payable for open OTC swap contracts (Note 4)	—	3,433,872	—

Payable to Trustees and related expenses	2,189	3,245	2,515

Written options outstanding, at value (Note 4)(d)	—	394,497	—

Accrued expenses	108,816	206,660	52,986

Total liabilities	28,890,454	17,082,274	2,587,403

Net assets	$165,464,452	$894,607,232	$382,454,698

(a) Cost of investments – affiliated issuers:	$52,961,551	$11,003,541	$—

(b) Cost of investments – unaffiliated issuers:	$135,270,826	$868,180,756	$381,095,369

(c) Proceeds from securities sold short:	$—	$5,272,656	$—

(d) Premiums on written options:	$—	$487,628	$—

See accompanying notes to the financial statements.	59

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Net assets consist of:

Paid-in capital	$190,096,791	$988,228,790	$382,133,507

Distributable earnings (accumulated loss)	(24,632,339)	(93,621,558)	321,191

	$165,464,452	$894,607,232	$382,454,698

Net assets attributable to:

Core Class	$—	$—	$382,454,698

Class III	$31,602,438	$—	$—

Class IV	$133,862,014	$—	$—

Class VI	$—	$477,456,830	$—

Class I	$—	$417,150,402	$—

Shares outstanding:

Core Class	—	—	75,927,856

Class III	1,570,298	—	—

Class IV	6,625,861	—	—

Class VI	—	18,473,921	—

Class I	—	16,170,677	—

Net asset value per share:

Core Class	$—	$—	$5.04

Class III	$20.13	$—	$—

Class IV	$20.20	$—	$—

Class VI	$—	$25.84	$—

Class I	$—	$25.80	$—

60	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund
Investment Income:

Interest	$2,166,836	$255,160,359	$2,556,973

Dividends from unaffiliated issuers	1,226	433,428	2,936,353

Dividends from affiliated issuers (Note 10)	14,512	161,137	7,346

Total investment income	2,182,574	255,754,924	5,500,672

Expenses:

Management fee (Note 5)	369,670	14,794,164	513,373

Shareholder service fee – Class III (Note 5)	52,862	1,667,335	—

Shareholder service fee – Class IV (Note 5)	—	3,115,348	—

Shareholder service fee – Class VI (Note 5)	61,945	—	80,673

Audit and tax fees	77,575	176,677	66,985

Custodian, fund accounting agent and transfer agent fees	24,951	690,107	42,383

Legal fees	13,845	255,735	12,545

Registration fees	6,249	97,741	680

Trustees’ fees and related expenses (Note 5)	5,001	157,088	5,526

Interest expense (Note 2)	—	99,147	2,036

Recoupment of past waived and/or reimbursed fees (Note 5)	—	—	20,494

Miscellaneous	7,395	146,024	13,400

Total expenses	619,493	21,199,366	758,095

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(117,813)	—	—

Indirectly incurred management fees waived or borne by GMO (Note 5)	(4,595)	(59,810)	(1,879)

Net expenses	497,085	21,139,556	756,216

Net investment income (loss)	1,685,489	234,615,368	4,744,456

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers	11,142,632	91,739,482	7,736,475

Investments in affiliated issuers	59,580	—	30,663

Realized gain distributions from affiliated issuers (Note 10)	447	7,419	—

Futures contracts	—	—	694,143

Options	—	361,902	—

Swap contracts	—	31,068,906	(2,722,738)

Forward currency contracts	—	(8,711,030)	(942,834)

Foreign currency and foreign currency related transactions	—	(1,825,085)	74,979

Net realized gain (loss)	11,202,659	112,641,594	4,870,688

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers	(4,742,480)	(208,096,163)	1,064,676

Investments in affiliated issuers	(19,842)	296,763	—

Futures contracts	—	—	(131,689)

Options	—	(1,007,552)	—

Swap contracts	—	(19,587,360)	643,269

Forward currency contracts	—	(2,758,896)	884,087

Foreign currency and foreign currency related transactions	—	389,820	—

Net change in unrealized appreciation (depreciation)	(4,762,322)	(230,763,388)	2,460,343

Net realized and unrealized gain (loss)	6,440,337	(118,121,794)	7,331,031

Net increase (decrease) in net assets resulting from operations	$8,125,826	$116,493,574	$12,075,487

See accompanying notes to the financial statements.	61

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021 — (Continued)

	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Investment Income:

Interest	$2,460,874	$35,691,588	$1,040,332

Dividends from affiliated issuers (Note 10)	2,450,278	14,759	—

Dividends from unaffiliated issuers	1,372,504	14,126	7,296

Total investment income	6,283,656	35,720,473	1,047,628

Expenses:

Management fee (Note 5)	819,786	3,169,176	295,167

Shareholder service fee – Class III (Note 5)	111,455	—	—

Shareholder service fee – Class IV (Note 5)	253,611	—	—

Shareholder service fee – Class VI (Note 5)	—	354,214	—

Shareholder service fee – Class I (Note 5)	—	222,402	—

Audit and tax fees	80,935	145,610	39,215

Custodian, fund accounting agent and transfer agent fees	140,037	350,669	54,459

Legal fees	24,613	105,584	13,339

Registration fees	8,063	19,493	2,403

Trustees’ fees and related expenses (Note 5)	13,324	28,614	9,135

Interest expense (Note 2)	10,772	6,511	—

Miscellaneous	10,728	36,276	6,448

Total expenses	1,473,324	4,438,549	420,166

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(245,204)	(419,001)	(108,476)

Indirectly incurred management fees waived or borne by GMO (Note 5)	(333,812)	(6,436)	—

Indirectly incurred shareholder service fees waived or borne by GMO (Note 5)	(53,249)	—	—

Net expenses	841,059	4,013,112	311,690

Net investment income (loss)	5,442,597	31,707,361	735,938

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers	19,614,265	3,634,801	1,188,447

Investments in affiliated issuers	(2,358,587)	61,299	—

Realized gain distributions from affiliated issuers (Note 10)	322,725	1,092	—

Futures contracts	3,192,454	382,759	—

Written options	—	574,297	—

Swap contracts	2,506,165	(1,735,880)	—

Forward currency contracts	(2,854,245)	32,973	—

Foreign currency and foreign currency related transactions	(673,681)	(22,232)	—

Net realized gain (loss)	19,749,096	2,929,109	1,188,447

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers	(13,390,019)	(23,515,541)	(507,093)

Investments in affiliated issuers	421,038	(40,861)	—

Investments in securities sold short	—	37,695	—

Futures contracts	(2,101,050)	(358,778)	—

Written options	—	1,600,951	—

Swap contracts	(4,783,558)	9,617,601	—

Forward currency contracts	2,230,212	30,265	—

Foreign currency and foreign currency related transactions	40,942	24,959	—

Net change in unrealized appreciation (depreciation)	(17,582,435)	(12,603,709)	(507,093)

Net realized and unrealized gain (loss)	2,166,661	(9,674,600)	681,354

Net increase (decrease) in net assets resulting from operations	$7,609,258	$22,032,761	$1,417,292

62	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Emerging Country Debt Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$1,685,489	$7,889,067	$234,615,368	$221,319,017

Net realized gain (loss)	11,202,659	6,054,299	112,641,594	111,192,411

Change in net unrealized appreciation (depreciation)	(4,762,322)	15,537,386	(230,763,388)	27,585,038

Net increase (decrease) in net assets from operations	8,125,826	29,480,752	116,493,574	360,096,466

Distributions to shareholders:

Class III	(403,791)	(2,812,796)	(110,457,805)	(86,984,349)

Class IV	—	—	(299,019,091)	(184,491,074)

Class VI	(1,120,355)	(10,562,420)	—	—

Total distributions	(1,524,146)	(13,375,216)	(409,476,896)	(271,475,423)

Net share transactions (Note 9):

Class III	18,928,517	(44,781,434)	(59,256,916)	(193,723,603)

Class IV	—	—	222,010,887	310,461,408

Class VI	(138,607,964)	(126,433,401)	—	—

Increase (decrease) in net assets resulting from net share transactions	(119,679,447)	(171,214,835)	162,753,971	116,737,805

Purchase premiums and redemption fees (Notes 2 and 9):

Class III	—	—	1,428,115	1,185,127

Class IV	—	—	3,980,122	2,605,465

Increase (decrease) in net assets resulting from purchase premiums and redemption fees	—	—	5,408,237	3,790,592

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(119,679,447)	(171,214,835)	168,162,208	120,528,397

Total increase (decrease) in net assets	(113,077,767)	(155,109,299)	(124,821,114)	209,149,440

Net assets:

Beginning of period	233,533,839	388,643,138	4,353,042,498	4,143,893,058

End of period	$120,456,072	$233,533,839	$4,228,221,384	$4,353,042,498

See accompanying notes to the financial statements.	63

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	High Yield Fund		Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$4,744,456	$4,998,965	$5,442,597	$15,443,713

Net realized gain (loss)	4,870,688	13,609,310	19,749,096	33,693,622

Change in net unrealized appreciation (depreciation)	2,460,343	(3,757,036)	(17,582,435)	23,835,389

Net increase (decrease) in net assets from operations	12,075,487	14,851,239	7,609,258	72,972,724

Distributions to shareholders:

Class III	—	—	(8,300,596)	(4,223,692)

Class IV	—	—	(24,041,607)	(27,712,585)

Class VI	(3,588,431)	(16,679,907)	—	—

Total distributions	(3,588,431)	(16,679,907)	(32,342,203)	(31,936,277)

Net share transactions (Note 9):

Class III	—	—	(42,133,243)	(8,936,625)

Class IV	—	—	(297,963,316)	(166,424,406)

Class VI	(75,391,205)	(49,483,824)	—	—

Increase (decrease) in net assets resulting from net share transactions	(75,391,205)	(49,483,824)	(340,096,559)	(175,361,031)

Total increase (decrease) in net assets	(66,904,149)	(51,312,492)	(364,829,504)	(134,324,584)

Net assets:

Beginning of period	161,449,480	212,761,972	530,293,956	664,618,540

End of period	$94,545,331	$161,449,480	$165,464,452	$530,293,956

64	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Opportunistic Income Fund		U.S. Treasury Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$31,707,361	$51,863,736	$735,938	$9,860,244

Net realized gain (loss)	2,929,109	5,513,015	1,188,447	1,018,767

Change in net unrealized appreciation (depreciation)	(12,603,709)	(7,623,564)	(507,093)	864,705

Net increase (decrease) in net assets from operations	22,032,761	49,753,187	1,417,292	11,743,716

Distributions to shareholders:

Core Class	—	—	(773,665)	(9,860,244)

Class VI	(24,129,562)	(48,827,021)	—	—

Class I	(5,867,931)	(249,504)*	—	—

Total distributions	(29,997,493)	(49,076,525)	(773,665)	(9,860,244)

Net share transactions (Note 9):

Core Class	—	—	159,049,444	(414,899,246)

Class VI	(337,486,350)	(176,144,018)	—	—

Class I	391,498,422	22,560,690 *	—	—

Increase (decrease) in net assets resulting from net share transactions	54,012,072	(153,583,328)	159,049,444	(414,899,246)

Purchase premiums and redemption fees (Notes 2 and 9):

Class VI	—	320,758	—	—

Increase (decrease) in net assets resulting from purchase premiums and redemption fees	—	320,758	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	54,012,072	(153,262,570)	159,049,444	—

Total increase (decrease) in net assets	46,047,340	(152,585,908)	159,693,071	(413,015,774)

Net assets:

Beginning of period	848,559,892	1,001,145,800	222,761,627	635,777,401

End of period	$894,607,232	$848,559,892	$382,454,698	$222,761,627

*	Period from November 5, 2019 (commencement of operations) through February 29, 2020.

See accompanying notes to the financial statements.	65

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ASSET ALLOCATION BOND FUND

	Class III Shares										Class VI Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017		2021		2020		2019		2018		2017
Net asset value, beginning of period	$22.66		$21.61		$21.95		$22.15		$22.16		$22.72		$21.67		$22.02		$22.23		$22.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.26		0.55		0.54		0.33		0.18		0.27		0.56		0.57		0.36		0.21
Net realized and unrealized gain (loss)	1.18		1.52		0.18		(0.31)		(0.19)		1.18		1.53		0.18		(0.33)		(0.19)

Total from investment operations	1.44		2.07		0.72		0.02		(0.01)		1.45		2.09		0.75		0.03		0.02

Less distributions to shareholders:
From net investment income	(0.28)		(1.02)		(1.06)		(0.22)		—		(0.29)		(1.04)		(1.10)		(0.24)		—

Total distributions	(0.28)		(1.02)		(1.06)		(0.22)		—		(0.29)		(1.04)		(1.10)		(0.24)		—

Net asset value, end of period	$23.82		$22.66		$21.61		$21.95		$22.15		$23.88		$22.72		$21.67		$22.02		$22.23

Total Return(b)	6.33%		9.74%		3.37%		0.07%		(0.05)%		6.39%		9.83%		3.48%		0.12%		0.09%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$61,836		$41,124		$82,801		$207,008		$282,272		$58,621		$192,410		$305,842		$1,019,135		$1,209,721
Net operating expenses to average daily net assets	0.41	%(c)	0.40	%(c)	0.41	%(c)	0.41%		0.41	%(c)	0.31	%(c)	0.31	%(c)	0.31	%(c)	0.31%		0.31	%(c)
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Total net expenses to average daily net assets	0.41	%(c)	0.40	%(c)	0.41	%(c)	0.41%		0.41	%(c)	0.31	%(c)	0.31	%(c)	0.31	%(c)	0.31%		0.31	%(c)
Net investment income (loss) to average daily net assets(a)	1.11%		2.49%		2.48%		1.50%		0.81%		1.15%		2.49%		2.57%		1.59%		0.94%
Portfolio turnover rate	30	%(f)	16	%(f)	59	%(f)	89%		130	%(f)	30	%(f)	16	%(f)	59	%(f)	89%		130	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08	%(g)	0.06	%(g)	0.04%		0.02%		0.02%		0.08	%(g)	0.06	%(g)	0.04%		0.02%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2017, including transactions in USTF, was 39%, 37%, 88% and 126%, respectively, of the average value of its portfolio.

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

66	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017(a)		2021		2020		2019		2018		2017(a)
Net asset value, beginning of period	$27.38		$26.82		$28.62		$28.99		$26.01		$27.34		$26.77		$28.57		$28.95		$25.98

Income (loss) from investment operations:
Net investment income (loss)(b)†	1.56		1.44		1.36		1.36		1.94		1.39		1.43		1.37		1.39		1.95
Net realized and unrealized gain (loss)	(0.85)		0.91		(1.19)		0.32		3.01	(c)	(0.66)		0.94		(1.19)		0.29		3.01	(c)

Total from investment operations	0.71		2.35		0.17		1.68		4.95		0.73		2.37		0.18		1.68		4.96

Less distributions to shareholders:
From net investment income	(1.93)		(1.79)		(1.97)		(2.05)		(1.97)		(1.95)		(1.80)		(1.98)		(2.06)		(1.99)
From net realized gains	(0.62)		—		—		—		—		(0.62)		—		—		—		—

Total distributions	(2.55)		(1.79)		(1.97)		(2.05)		(1.97)		(2.57)		(1.80)		(1.98)		(2.06)		(1.99)

Net asset value, end of period	$25.54		$27.38		$26.82		$28.62		$28.99		$25.50		$27.34		$26.77		$28.57		$28.95

Total Return(d)	2.67%		8.97%		0.97%		5.81%		19.47%		2.73%		9.08%		1.02%		5.83%		19.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,010,106		$1,133,945		$1,294,577		$1,273,188		$1,067,086		$3,218,116		$3,219,098		$2,849,316		$2,862,977		$3,018,159
Net operating expenses to average daily net assets(e)	0.54%		0.53%		0.52%		0.53%		0.54%		0.49%		0.48%		0.47%		0.48%		0.49%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(f)	0.00	%(g)	0.01%		0.02%		0.00	%(g)	—		0.00	%(g)	0.01%		0.02%		0.00	%(g)	—
Total net expenses to average daily net assets(e)	0.54%		0.54%		0.54%		0.53%		0.54%		0.49%		0.49%		0.49%		0.48%		0.49%
Net investment income (loss) to average daily net assets(b)	6.02%		5.23%		4.99%		4.57%		6.76%		5.38%		5.22%		5.04%		4.67%		6.81%
Portfolio turnover rate(h)	56%		41%		15%		34%		21%		56%		41%		15%		34%		21%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.03		$0.03		$0.03		$0.04	(a)	$0.03		$0.03		$0.03		$0.03		$0.04	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

Includes realized gain per share of $0.23 and $0.23, respectively, as a result of litigation on Argentinian sovereign debt. Excluding this income, the Fund’s realized gain per share would have been $2.78 and $2.78, respectively.

(d)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(g)	Rounds to less than 0.01%.
(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 55%, 40%, 15%, 33% and 23%, respectively, of the average value of its portfolio.

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	67

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

HIGH YIELD FUND

	Class VI Shares
	Year Ended February 28/29,				Period From June 25, 2018 (commencement of operations) through February 28, 2019
	2021		2020
Net asset value, beginning of period	$19.94		$20.21		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.64		0.48		0.27
Net realized and unrealized gain (loss)	0.77		0.82		0.71

Total from investment operations	1.41		1.30		0.98

Less distributions to shareholders:
From net investment income	(0.40)		(1.57)		(0.61)
From net realized gains	(0.05)		—		(0.16)

Total distributions	(0.45)		(1.57)		(0.77)

Net asset value, end of period	$20.90		$19.94		$20.21

Total Return(b)	7.21%		6.40%		5.07	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$94,545		$161,449		$212,762
Net operating expenses to average daily net assets(c)(d)	0.52%		0.52%		0.51	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.00	%(f)	0.03%		0.04	%*
Total net expenses to average daily net assets(c)(d)	0.52%		0.55%		0.55	%*
Net investment income (loss) to average daily net assets(a)	3.23%		2.34%		2.00	%*
Portfolio turnover rate(g)	288%		105%		81	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(f)(h)	0.00	%(f)(h)	0.12	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Includes recoupment of past reimbursed and/or waived fees (Note 5).
(e)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020 and February 28, 2019, including transactions in USTF, was 317%, 214% and 159%, respectively, of the average value of its portfolio.

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

68	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

MULTI-SECTOR FIXED INCOME FUND (FORMERLY CORE PLUS BOND FUND)

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017(a)		2021		2020		2019		2018		2017(a)
Net asset value, beginning of period	$22.19		$20.88		$20.93		$21.10		$21.39		$22.26		$20.94		$20.98		$21.15		$21.45

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.43		0.53		0.51		0.41		0.26		0.35		0.54		0.48		0.46		0.24
Net realized and unrealized gain (loss)	(0.24	)(c)	2.01		0.49		(0.06)		0.25		(0.16	)(c)	2.02		0.53		(0.10)		0.29

Total from investment operations	0.19		2.54		1.00		0.35		0.51		0.19		2.56		1.01		0.36		0.53

Less distributions to shareholders:
From net investment income	(0.93)		(0.64)		(1.05)		(0.52)		(0.80)		(0.93)		(0.65)		(1.05)		(0.53)		(0.83)
From net realized gains	(1.32)		(0.59)		—		—		—		(1.32)		(0.59)		—		—		—

Total distributions	(2.25)		(1.23)		(1.05)		(0.52)		(0.80)		(2.25)		(1.24)		(1.05)		(0.53)		(0.83)

Net asset value, end of period	$20.13		$22.19		$20.88		$20.93		$21.10		$20.20		$22.26		$20.94		$20.98		$21.15

Total Return(d)	0.59%		12.38%		4.88%		1.61%		2.44%		0.59%		12.44%		4.93%		1.68%		2.55%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,602		$80,639		$84,163		$34,641		$22,172		$133,862		$449,655		$580,456		$920,637		$566,433
Net operating expenses to average daily net assets(e)	0.30%		0.29%		0.29%		0.29%		0.35%		0.24%		0.24%		0.24%		0.24%		0.30%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(f)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)
Total net expenses to average daily net assets(e)	0.30%		0.29%		0.29%		0.29%		0.35%		0.24%		0.24%		0.24%		0.24%		0.30%
Net investment income (loss) to average daily net assets(b)	1.98%		2.43%		2.41%		1.91%		1.21%		1.57%		2.47%		2.29%		2.14%		1.10%
Portfolio turnover rate(h)	262%		215%		201%		198%		216%		262%		215%		201%		198%		216%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.19%		0.16%		0.16%		0.14%		0.30%		0.19%		0.16%		0.15%		0.14%		0.26%

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(g)	Rounds to less than 0.01%.
(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 335%, 285%, 250%, 221% and 325%, respectively, of the average value of its portfolio.

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	69

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND

	Class VI Shares										Class I Shares
	Year Ended February 28/29,										Year Ended February 28, 2021		Period from November 5, 2019 (commencement of operations) through February 29, 2020
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$26.15		$26.21		$26.41		$25.78		$24.57		$26.12		$26.85

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.06		1.46		1.32		1.15		0.96		0.89		0.54
Net realized and unrealized gain (loss)	(0.31)		(0.06)		(0.38)		0.18		0.89		(0.18)		(0.08)

Total from investment operations	0.75		1.40		0.94		1.33		1.85		0.71		0.46

Less distributions to shareholders:
From net investment income	(1.06)		(1.46)		(1.14)		(0.70)		(0.64)		(1.03)		(1.19)
From net realized gains	—		—		—		—		—		—		—

Total distributions	(1.06)		(1.46)		(1.14)		(0.70)		(0.64)		(1.03)		(1.19)

Net asset value, end of period	$25.84		$26.15		$26.21		$26.41		$25.78		$25.80		$26.12

Total Return(b)	2.95%		5.45%		3.58%		5.18%		7.62%		2.79%		1.80	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$477,457		$825,876		$1,001,146		$1,205,954		$1,510,894		$417,150		$22,684
Net operating expenses to average daily net assets(c)	0.47%		0.47%		0.49%		0.47%		0.33%		0.68%		0.66	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.00	% (d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%*(d)
Total net expenses to average daily net assets(c)	0.47%		0.47%		0.49%		0.47%		0.33%		0.68%		0.66	%*
Net investment income (loss) to average daily net assets(a)	4.12%		5.50%		4.99%		4.39%		3.82%		3.47%		6.55	%*
Portfolio turnover rate(f)	43%		47%		75%		152%		66%		43	%(f)	47	%**(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(g)	0.04	%(g)	0.04%		0.03%		0.04%		0.07	%(g)	0.07	%*(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.01		$0.05		$0.04		$0.03		$—		$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Rounds to less than 0.01%.
(e)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 45%, 48%, 83%, 175% and 75%, respectively, of the average value of its portfolio.

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

70	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,
	2021		2020	2019(a)		2018(a)		2017(a)
Net asset value, beginning of period	$5.02		$5.00	$5.00		$5.01		$5.01

Income (loss) from investment operations:
Net investment income (loss)†	0.01		0.10	0.10		0.05		0.02
Net realized and unrealized gain (loss)	0.02		0.02	0.01		(0.01)		0.00	(b)

Total from investment operations	0.03		0.12	0.11		0.04		0.02

Less distributions to shareholders:
From net investment income	(0.01)		(0.10)	(0.11)		(0.05)		(0.02)
From net realized gains	(0.00	)(b)	—	—		—		(0.00	)(b)

Total distributions	(0.01)		(0.10)	(0.11)		(0.05)		(0.02)

Net asset value, end of period	$5.04		$5.02	$5.00		$5.00		$5.01

Total Return(c)	0.63%		2.47%	2.16%		0.96%		0.54%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$382,455		$222,762	$635,777		$2,324,706		$2,666,697
Net expenses to average daily net assets	0.08%		0.06%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets	0.20%		2.03%	1.97%		1.06%		0.47%
Portfolio turnover rate(e)	0%		0%	0%		0%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.05%	0.10%		0.09%		0.10%

(a)	Per share amounts were adjusted to reflect an approximate 5 for 1 stock split effective December 6, 2018.
(b)	Rounds to less than $0.01.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Rounds to less than 0.01%.
(e)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	71

GMO Trust Funds

Notes to Financial Statements

February 28, 2021

1.	Organization

Each of Asset Allocation Bond Fund, Emerging Country Debt Fund, High Yield Fund, Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund), Opportunistic Income Fund and U.S. Treasury Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest without limitation in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), some of the Funds may invest in Emerging Country Debt Fund, Opportunistic Income Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	FTSE 3-Month Treasury Bill Index	Total return in excess of benchmark
Emerging Country Debt Fund	J.P. Morgan EMBI Global Diversified	Total return in excess of benchmark
High Yield Fund	Markit iBoxx USD Liquid High Yield Index	Total return in excess of benchmark
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Bloomberg Barclays U.S. Aggregate Index	Total return in excess of benchmark
Opportunistic Income Fund	Not Applicable	Capital appreciation and current income
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective

Asset Allocation Bond Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price

72

GMO Trust Funds

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February 28, 2021

for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below).

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2021, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign

73

GMO Trust Funds

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February 28, 2021

equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they may be valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price and potential litigation recoveries and interests related to bankruptcy proceedings.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2021:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$115,057,365	$—	$115,057,365

TOTAL DEBT OBLIGATIONS	—	115,057,365	—	115,057,365

Mutual Funds	5,000,835	—	—	5,000,835
Short-Term Investments	416,065	—	—	416,065

Total Investments	5,416,900	115,057,365	—	120,474,265

Total	$5,416,900	$115,057,365	$—	$120,474,265

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$25,523,880	$—	$25,523,880
Corporate Debt	—	150,864,508	27,230,315	178,094,823
Foreign Government Agency	—	1,076,734,155	91,338,775	1,168,072,930
Foreign Government Obligations	—	2,197,489,408	141,279,144	2,338,768,552
U.S. Government	209,720,000	—	—	209,720,000

TOTAL DEBT OBLIGATIONS	209,720,000	3,450,611,951	259,848,234	3,920,180,185

Loan Assignments	—	—	23,371,890	23,371,890
Loan Participations	—	—	39,866,840	39,866,840
Mutual Funds	74,784,247	—	—	74,784,247
Rights/Warrants	—	17,050,215	34,800	17,085,015
Short-Term Investments	73,512,151	—	—	73,512,151

Total Investments	358,016,398	3,467,662,166	323,121,764	4,148,800,328

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	339,034	—	339,034
Options
Credit Risk	—	—	455,127	455,127
Swap Contracts
Credit Risk	—	17,982,361	—	17,982,361
Interest Rate Risk	—	1,057,488	—	1,057,488

Total	$358,016,398	$3,487,041,049	$323,576,891	$4,168,634,338

74

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(684,045)	$—	$(684,045)
Options
Credit Risk	—	—	(64,608)	(64,608)
Swap Contracts
Credit Risk	—	(5,092,203)	—	(5,092,203)
Interest Rate Risk	—	(1,511,124)	—	(1,511,124)

Total	$—	$(7,287,372)	$(64,608)	$(7,351,980)

High Yield Fund
Asset Valuation Inputs
Debt Obligations
Corporate Debt	$—	$33,797,601	$—	$33,797,601
U.S. Government	150,104	—	—	150,104

TOTAL DEBT OBLIGATIONS	150,104	33,797,601	—	33,947,705

Investment Funds	2,905,594	—	—	2,905,594
Short-Term Investments	45,370,021	9,382,404	—	54,752,425

Total Investments	48,425,719	43,180,005	—	91,605,724

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	264,398	$—	264,398
Futures Contracts
Interest Rate Risk	629	—	—	629
Swap Contracts
Credit Risk	—	2,136,044	—	2,136,044

Total	$48,426,348	$45,580,447	$—	$94,006,795

Liability Valuation Inputs
Derivatives^
Futures Contracts
Interest Rate Risk	$(60,686)	$—	$—	$(60,686)
Swap Contracts
Interest Rate Risk	—	(127,906)	—	(127,906)

Total	$(60,686)	$(127,906)	$—	$(188,592)

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
Asset Valuation Inputs
Debt Obligations
Certificates of Deposit	$—	$382,268	$—	$382,268
Corporate Debt	—	47,922,710	—	47,922,710
U.S. Government Agency	—	25,254,003	—	25,254,003

TOTAL DEBT OBLIGATIONS	—	73,558,981	—	73,558,981

Investment Funds	29,014,520	—	—	29,014,520
Mutual Funds	51,051,690	—	—	51,051,690
Short-Term Investments	7,704,855	25,566,527	—	33,271,382

Total Investments	87,771,065	99,125,508	—	186,896,573

75

GMO Trust Funds

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February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund) (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$1,562,579	$—	$1,562,579
Futures Contracts
Interest Rate Risk	138,807	—	—	138,807
Swap Contracts
Interest Rate Risk	—	3,229,921	—	3,229,921

Total	$87,909,872	$103,918,008	$—	$191,827,880

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(524,676)	$—	$(524,676)
Futures Contracts
Interest Rate Risk	(326,246)	—	—	(326,246)
Swap Contracts
Interest Rate Risk	—	(2,596,726)	—	(2,596,726)

Total	$(326,246)	$(3,121,402)	$—	$(3,447,648)

Opportunistic Income Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$577,998,859	$42,612,548	$620,611,407
U.S. Government	30,007,728	—	—	30,007,728
U.S. Government Agency	—	5,172,949	9,938,002	15,110,951

TOTAL DEBT OBLIGATIONS	30,007,728	583,171,808	52,550,550	665,730,086

Mutual Funds	11,003,541	—	—	11,003,541
Short-Term Investments	177,350,142	—	—	177,350,142
Purchased Options	—	17,437	—	17,437

Total Investments	218,361,411	583,189,245	52,550,550	854,101,206

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	4,988	—	4,988
Futures Contracts
Interest Rate Risk	6,711	—	—	6,711
Swap Contracts
Credit Risk	—	26,915,340	—	26,915,340
Interest Rate Risk	—	2,581,349	—	2,581,349

Total	$218,368,122	$612,690,922	$52,550,550	$883,609,594

Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(5,234,961)	$—	$(5,234,961)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(5,689)	—	(5,689)
Futures Contracts
Interest Rate Risk	(303,509)	—	—	(303,509)
Written Options
Credit Risk	—	(394,497)	—	(394,497)

76

GMO Trust Funds

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February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Opportunistic Income Fund (continued)
Liability Valuation Inputs (continued)
Swap Contracts
Credit Risk	$—	$(11,364,986)	$—	$(11,364,986)
Interest Rate Risk	—	(22,570)	—	(22,570)

Total	$(303,509)	$(17,022,703)	$—	$(17,326,212)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$381,262,484	$—	$—	$381,262,484

Total Investments	381,262,484	—	—	381,262,484

Total	$381,262,484	$—	$—	$381,262,484

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options, if any, which are included in investments.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets). Level 3 holdings include investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes, vendor). Emerging Country Debt Fund’s Level 3 holdings also include the Republic of Albania Par Bond, due 8/31/25, which is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 8/15/25, Empresa Nacional de Electricidad SA, due 2/01/97 which is valued based on a comparable bond and applying a 200 basis point discount for liquidity considerations and a Republic of Kenya loan agreement, which is valued by applying 500 basis point yield spread to a comparable bond. Opportunistic Income Fund’s Level 3 holdings also consists of three U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations and nine asset backed securities which were either adjusted for additional cashflow projections discounted for timing and likelihood of receipt or valued based on a comparable bond. There were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2021.

77

GMO Trust Funds

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February 28, 2021

For Funds with material total Level 3 assets and/or liabilities, the following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2020	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balances as of February 28, 2021	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2021
Emerging Country Debt Fund
Debt Obligations
Corporate Debt	$29,902,115	$—	$—	$(1,619)	$—	$(2,670,181)	$—		$—	$27,230,315	$(2,670,181)
Foreign Government Agency	170,402,802	—	(34,979,202)	16,637,632	2,918,183	(63,640,640)	—		—	91,338,775	(55,988,156)
Foreign Government Obligations	173,035,182	4,887,340	(11,412,671)	26,226,567	—	(51,457,274)	—		—	141,279,144	(50,611,392)
Loan Assignments	14,402,514	11,639,508	(2,511,376)	681,564	157,341	(997,661)	—		—	23,371,890	(997,661)
Loan Participations	47,750,729	3,173,040	(12,533,202)	2,382,510	—	(906,237)	—		—	39,866,840	(906,237)
Rights/Warrants	2,082,394	—	—	—	(6,136,547)	4,088,953	—		—	34,800	(416,865)

Total Investments	437,575,736	19,699,888	(61,436,451)	45,926,654	(3,061,023)	(115,583,040)	—		—	323,121,764	(111,590,492)

Derivatives
Options	1,036,169	—	—	—	361,902	(1,007,552)	—		—	390,519	108,774

Total	$438,611,905	$19,699,888	$(61,436,451)#	$45,926,654	$(2,699,121)	$(116,590,592)	$—		$—	$323,512,283	$(111,481,718)

Opportunistic Income Fund
Debt Obligations
Asset-Backed Securities	$25,989,481	$9,996,905	$(4,505,969)	$200,884	$—	$(1,434,205)	$12,365,452	‡	$—	$42,612,548	$(1,434,205)
U.S. Government Agency	12,228,802	—	(2,442,500)	32,811	—	118,889	—		—	9,938,002	118,889

Total	$38,218,283	$9,996,905	$(6,948,469)##	$233,695	$—	$(1,315,316)	$12,365,452		$—	$52,550,550	$(1,315,316)

#	Includes $23,964,524 of proceeds received from partial calls and/or principal paydowns as applicable.
##	Includes $6,948,469 of proceeds received from partial calls and/or principal paydowns as applicable.
‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.

The following table summarizes the quantitative inputs used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended February 28, 2021 for Funds with material Level 3 investments.

78

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February 28, 2021

Quantitative information about Level 3 Fair Value Measurements*

Investment Type	Total Fair Value ($)	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Emerging Country Debt Fund
Foreign Government Obligations	45,258,659	Fair Value	Discount for lack of liquidity/marketability	1.40% (N/A)
Corporate Debt	27,230,315	Fair Value	Discount for lack of liquidity/marketability	2.00% (N/A)
Loan Assignments and Participations	6,380,574	Fair Value	Discount for lack of liquidity/marketability	5.00%-6.00% (5.12%)
Options	390,519	Fair Value	Probability of CDS threshold event	<5% (N/A)
Opportunistic Income Fund
Asset-Backed Securities	3,427,697	Fair Value	Probability and timing of cash flow receipt	25-75% (N/A)
Asset-Backed Securities	35,386,702	Fair Value	Broker mark of comparable bond	N/A (N/A)
Government Agency	9,938,002	Fair Value	Discount for lack of liquidity/marketability	1.25% (N/A)

*

The table does not include Level 3 securities or derivatives that are valued by pricing vendors or brokers. As of February 28, 2021, the value of these securities and/or derivatives for Emerging Country Debt Fund and Opportunistic Income Fund was $244,252,216 and $3,798,149, respectively. The inputs for these investments are not readily available or cannot be reasonably estimated.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the

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party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” in Note 4 “Derivative financial instruments”. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement, a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of February 28, 2021, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	6,685,232	6,435,625

As of February 28, 2021, Emerging Country Debt Fund had investments in reverse repurchase agreements with J.P. Morgan Securities plc with a gross value of $6,685,232. The value of related collateral on reverse repurchase agreements exceeded the value at year end. As of February 28, 2021, the reverse repurchase agreements held by Emerging Country Debt Fund had open maturity dates.

Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 28, 2021

The following is a summary of the gross value of reverse repurchase agreements categorized by class of collateral pledged and maturity date:

	February 28, 2021

	Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	Between 30-90 days	Greater Than 90 days	On Demand	Total
Emerging Country Debt Fund
Reverse Repurchase Agreements
Non-U.S. Government Debt Obligations	$—	$—	$—	$—	$6,685,232	$6,685,232

Total borrowings	$—	$—	$—	$—	$6,685,232	$6,685,232

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e. stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the dividend and/or interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

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February 28, 2021

With the exception of U.S. Treasury Fund, the policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The policy of U.S. Treasury Fund is to declare dividends daily, to the extent net investment income is available. U.S. Treasury Fund will generally pay dividends on the first business day following the end of each month in which dividends were declared. Accrued dividends in respect of a shareholder’s partial redemption of U.S. Treasury Fund shares redeemed between monthly payment dates will be paid on the first business day following the end of the month in which redemptions are made. Accrued dividends in respect of a shareholder’s complete redemption of U.S. Treasury Fund shares between monthly payment dates will be paid with the redemption proceeds. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2021, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

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February 28, 2021

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Interest, accretion and amortization		X		X	X
Capital loss carry forwards	X			X	X	X
Debt modifications		X
Defaulted bonds		X
Derivative contract transactions		X	X	X	X
Foreign currency transactions		X	X	X	X
Late-year ordinary losses				X
Losses on wash sale transactions	X	X	X
Losses related to debt obligations					X
Mutual fund distributions received				X
Post-October capital losses	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2021			Tax year ended February 29, 2020

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Asset Allocation Bond Fund	1,524,146	—	1,524,146	13,375,216	—	13,375,216
Emerging Country Debt Fund	351,626,283	57,850,613	409,476,896	271,475,423	—	271,475,423
High Yield Fund	3,469,056	119,375	3,588,431	16,679,907	—	16,679,907
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	15,707,759	16,634,444	32,342,203	30,152,164	1,784,113	31,936,277
Opportunistic Income Fund	29,997,493	—	29,997,493	49,076,525	—	49,076,525
U.S. Treasury Fund	773,665	—	773,665	9,860,244	—	9,860,244

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

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February 28, 2021

As of February 28, 2021, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Loss Deferral ($)
Asset Allocation Bond Fund	—	—	(12,156)	(55,896,066)	(64,953)
Emerging Country Debt Fund	77,803,443	37,729,235	—	—	—
High Yield Fund	7,242,622	—	—	—	—
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	—	5,147,817	(2,819,162)	(23,609,757)	—
Opportunistic Income Fund	3,419,192	—	—	(59,208,878)	—
U.S. Treasury Fund	154,076	—	—	—	—

As of February 28, 2021, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2021, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Asset Allocation Bond Fund	(26,085,292)	(29,810,774)
Emerging Country Debt Fund	—	—
High Yield Fund	—	—
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	(291,118)	(23,318,639)
Opportunistic Income Fund	—	(59,208,878)
U.S. Treasury Fund	—	—

As of February 28, 2021, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	111,006,871	9,682,784	(215,390)	9,467,394	—
Emerging Country Debt Fund	4,645,037,384	260,964,759	(757,201,815)	(496,237,056)	(9,700,089)
High Yield Fund	90,423,948	1,550,943	(369,167)	1,181,776	346,679
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	189,397,699	2,156,456	(4,657,582)	(2,501,126)	(892,166)
Opportunistic Income Fund	879,525,924	18,654,656	(49,314,335)	(30,659,679)	(5,252,946)
U.S. Treasury Fund	381,095,369	175,730	(8,615)	167,115	—

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February 28, 2021

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 28, 2021, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund directly or indirectly (e.g., through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

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February 28, 2021

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

As of February 28, 2021, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Emerging Country Debt Fund(1)	High Yield Fund	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund(2)	U.S. Treasury Fund
Purchase Premium	—	1.00%	—	—	—	—
Redemption Fee	—	1.00%	—	—	—	—

(1)

For the periods from May 8, 2020 to July 31, 2020, March 25, 2020 to May 8, 2020, March 16, 2020 to March 25, 2020, February 1, 2016 to March 16, 2020 the premiums on purchases and the fee on redemptions were each 1.50%, 2.00%, 1.15% and 0.75%, respectively, of the amount invested or redeemed. Prior to February 1, 2016, the premiums on purchases and the fee on redemptions were each 0.50% of the amount invested or redeemed.

(2)	Prior to June 30, 2019, the premiums on purchases and the fee on redemptions were each 0.40% of the amount invested or redeemed.

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February 28, 2021

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X
Currency Risk	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X
Futures Contracts Risk			X	X	X
Illiquidity Risk	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X		X	X
Market Risk – Equities	X				X
Market Risk – Fixed Income	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X
Smaller Company Risk	X			X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

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February 28, 2021

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. In addition, the value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Funds are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty can be expected to be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral if the Fund’s interest in the collateral is not perfected or additional collateral is not posted promptly as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of the collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member

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through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligation to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments also are subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led several major rating agencies to downgrade the long-term credit rating of U.S. bonds and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

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A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “high yield” or “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and typically involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund is likely to lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of a default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund is likely to realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Exchange rates for many currencies are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forward contracts, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the

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counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, runs the risk of being unable to obtain payments GMO believes are owed to it under an OTC derivatives contract or of those payments being delayed or made only after the Fund has incurred the cost of litigation.
A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to the risk that the pricing models used do not produce valuations that are consistent with the values the Funds realize when they close or sell an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, the Funds run a risk that inaccurate valuations will result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of the Funds’ net asset values.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives also are subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index could result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

Special tax rules apply to a Fund’s transactions in derivatives, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s derivative transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. See the Funds’ Prospectus and Statement of Additional Information for more information.

Derivatives Regulation. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are evolving, their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivative positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivative positions. Also, as a general matter, in contrast to a bilateral derivative position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivative position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights

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to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivative positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy, and any increase in margin held by a clearing member could expose a Fund to greater credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks are likely to be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Variation margin requirements became effective in March 2017 and initial margin requirements will become effective in 2021 or 2022. Such requirements could increase the amount of margin a Fund needs to post in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e. the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to different kinds of costs and risks.

The SEC recently reproposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. The ultimate impact, if any, of such a rule is unclear, but the reproposed rule, if adopted, could, among other things, restrict a Fund’s ability to continue to engage in derivatives transactions in the manner it has historically and increase the costs of derivatives transactions, which could have an adverse impact on a Fund’s performance.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time

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remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights at any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date). If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e. options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in a limited number of asset classes, sectors, industries, issuers, currencies, countries, or regions (or in sectors within a country or region) that are subject to the same or similar risk factors and Funds with investments whose prices are closely correlated are subject to greater overall risk than Funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to a particular geographic region, country or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than do funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. A Fund that invests in Underlying Funds (including underlying GMO Funds) is exposed to the risk that the Underlying Funds will not perform as expected. A Fund also is indirectly exposed to all of the risks to which the Underlying Funds are exposed.

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Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any), the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk when an underlying GMO Fund has large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in exchange-traded funds (“ETFs”) involve the risk that an ETF’s performance will not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.” ETFs are investment companies that typically hold a portfolio of securities designed to track the price, performance, and dividend yield of a particular securities market index (or sector of an index). As investment companies, ETFs incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a Fund that invests in ETFs bears a proportionate share of such fees and expenses. As a result, an investment by a Fund in an ETF could result in higher expenses and lower returns than if the Fund were to invest directly in the securities underlying the ETF.

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

The SEC recently adopted a rule that will change the regulatory framework under which some registered investment companies are permitted to invest in other registered investment companies (the “Fund of Funds Rule”). The impact of the Fund of Funds Rule is still under review but could adversely affect the Funds by, among other things, limiting the number of shares of other registered investment companies (such as other Funds or exchange-traded funds) or pooled investment vehicles that a Fund is permitted to purchase.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts (or “futures”) is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund typically will have to sell other investments at disadvantageous times. A Fund also runs the risk of being unable to recover or be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has deposited or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain of its affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts a person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, and those limits may adversely

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affect the market liquidity of those futures and derivatives. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates could prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of a foreign exchange or the laws of the country where the exchange is located. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity securities or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also tends to be greater in times of financial stress. For example, inflation-protected securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities or other investments that are less liquid than those in its benchmark. The more illiquid investments a Fund has, the greater the likelihood of its paying redemption proceeds in-kind.

The Board of Trustees has designated GMO as administrator to the Funds’ liquidity risk management program, which was adopted by the Funds pursuant to Rule 22e-4 under the 1940 Act. Under that program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The term “illiquid investments” for purposes of the program means investments that GMO reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. While the liquidity risk management program is designed to assist in the assessment and management of illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

Historically, credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, those sales could put significant downward price pressure on the market price of the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund would temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, at disadvantageous prices to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds, adversely affecting the Fund’s performance to the extent that the Fund is required to sell investments when it would not have otherwise done so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order

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that ultimately is not received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. In addition, redemptions and purchases of shares by a large shareholder or group of shareholders could limit the use of any capital losses (including capital loss carryforwards) to offset realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e. a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio will be leveraged and can incur losses if the value of the Fund’s assets declines between the time a redemption request is received or deemed to be received by a Fund (which in some cases is the business day prior to actual receipt by the Fund of the redemption request) and the time at which the Fund liquidates assets to meet redemption requests. Such a decline in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the determination of net asset value and corresponding liquidation of assets could be longer due to time zone differences. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. Those Funds run the risk that GMO’s models will not accurately predict future market movements or characteristics. In addition, GMO’s models are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to operational risks resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Examples of such operational risks include the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

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The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. The Funds’ service providers regularly experience cyber-attacks and expect they will continue to do so. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Funds from, among other things, buying or selling securities or accurately pricing their investments. The Funds cannot directly control cyber security plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges, and such service providers, counterparties, or issuers may have limited, if any, indemnification obligations to GMO or the Funds, each of whom could be negatively impacted as a result.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars, pandemics and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby reducing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014, as well as in early 2020) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by an issuer of securities held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, reduce the value of many Fund investments, and impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely would be significantly disrupted. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. The consequences of the United Kingdom’s or another country’s exit from the European Union also could threaten the stability of the Euro and could negatively affect the financial markets of other countries in the European region and beyond, which may include companies or assets held or considered for prospective investment by GMO.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have

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adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These types of sanctions have recently been applied against the Venezuelan and Russian governments, as well as against certain Russian and Venezuelan officials and institutions. These sanctions have resulted, and any additional sanctions or intergovernmental actions or even the threat of further sanctions could result, in a decline in the value and liquidity of Russian and Venezuelan securities, a weakening of the Russian and Venezuelan currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Funds to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Funds are difficult to predict.

Natural and environmental disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of a novel coronavirus beginning in late 2019 (described below)), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008), can be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and the market price of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, government economic stimulus measures, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, rapid increases in unemployment, increased demand for and strain on government resources, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks become particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income,” the market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other

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support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the performance of other service providers with access to the payment stream. A problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. Issuers of asset-backed securities also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds are rated below investment grade. See “Credit Risk” for more information about credit risk.

When worldwide economic and liquidity conditions deteriorated in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many asset-backed (as well as others) fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed (and other) fixed income securities, and they may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. The mishandling of documentation for underlying assets also can affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business would likely have a material impact on the many asset-backed securities it services. The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. Equities which are characterized as relatively cyclical, such as investments in companies in the consumer discretionary, financials, energy, real estate, materials and industrials sectors, often are especially sensitive to economic cycles, which means they typically underperform non-cyclical equities during economic downturns. Cyclical equities’ performance can be significantly affected by among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or decline due to GMO’s incorrect assessment. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

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Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt investments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, fixed income investments also may be repaid more slowly than anticipated, causing a decrease in their market price. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “high yield” or “junk bonds”) may be particularly volatile. Often, below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A principal risk run by each Fund with significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments would likely be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or variable-rate investments generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e. nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

When interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fee.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio investments when it would otherwise not do so, including at unfavorable prices. The risks associated with rising interest rates are generally greater during periods when prevailing interest rates are at or near their historic lows. Moreover, fixed income investments will be difficult to value during such periods. The U.S. Federal Reserve Bank recently decreased interest rates back to near historically low levels. A substantial increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Funds. Other actions by central banks or regulators (such as intervention in foreign currency markets or imposition of currency controls) also could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds (except U.S. Treasury Fund) are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers. As a result, they are likely to be subject to greater credit, market and other risks than if their investments were more diversified, and poor performance by a single investment is likely to have a greater impact on their performance.

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In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not “diversified” investment companies within the meaning of the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets list securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets (particularly in emerging markets) often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. In addition, a Fund’s pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund.

A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. In some cases, the amount of a refund could be material to a Fund’s net asset value. Accordingly, a refund is not typically reflected in the Fund’s net asset value until it is received or GMO is confident it will be received. Generally, absent a determination by GMO that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value until it is received. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in every country, including the U.S., or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude a Fund from obtaining a similar license. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); increased risk of nationalization, expropriation, or other confiscation of issuer assets; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e. a market freeze); unavailability of currency hedging techniques; less rigorous auditing and financial reporting standards and resulting unavailability of reliable information about issuers; slower clearance and settlement; difficulties in

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obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities. The economies of emerging countries often are more volatile than the economies of developed countries. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers and depend on fewer key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for the securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions.

The Funds (other than Emerging Country Debt Fund, High Yield Fund and U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps, options, or other derivatives on an index, an ETF, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, ETFs, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, a Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any,

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through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2021, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X
Adjust exposure to foreign currencies	X	X	X
Futures contracts
Adjust interest rate exposure		X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X
Options (Purchased)
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Achieve exposure to a reference entity’s credit				X
Provide a measure of protection against default loss				X
Options (Written)
Achieve exposure to a reference entity’s credit				X
Provide a measure of protection against default loss				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit	X
Swap contracts
Achieve exposure to a reference entity’s credit	X	X		X
Adjust exposure to certain markets				X
Adjust interest rate exposure	X		X	X
Provide a measure of protection against default loss	X			X
Provide exposure to the Fund’s benchmark		X	X
Adjust exposure to foreign currencies	X
Hedge non-core equity exposure			X
Adjust portfolio beta	X

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Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e. sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations. The periodic frequency of payments received may differ from periodic payment frequencies made and their frequencies could be monthly, quarterly, semiannually, annually or at maturity.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

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Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

***

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

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The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2021 and the Statements of Operations for the year ended February 28, 2021^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Emerging Country Debt Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$339,034	$—	$339,034
Options, at value	455,127	—	—	455,127
Swap Contracts, at value¤	17,982,361	—	1,057,488	19,039,849

Total	$18,437,488	$339,034	$1,057,488	$19,834,010

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$(684,045)	$—	$(684,045)
Options, at value	(64,608)	—	—	(64,608)
Swap Contracts, at value¤	(5,092,203)	—	(1,511,124)	(6,603,327)

Total	$(5,156,811)	$(684,045)	$(1,511,124)	$(7,351,980)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$(8,711,030)	$—	$(8,711,030)
Options	361,902	—	—	361,902
Swap Contracts	33,120,255	—	(2,051,349)	31,068,906

Total	$33,482,157	$(8,711,030)	$(2,051,349)	$22,719,778

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$(2,758,896)	$—	$(2,758,896)
Options	(1,007,552)	—	—	(1,007,552)
Swap Contracts	(28,308,796)	—	8,721,436	(19,587,360)

Total	$(29,316,348)	$(2,758,896)	$8,721,436	$(23,353,808)

High Yield Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$264,398	$—	$264,398
Unrealized Appreciation on Futures Contracts¤	—	—	629	629
Swap Contracts, at value¤	2,136,044	—	—	2,136,044

Total	$2,136,044	$264,398	$629	$2,401,071

Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$—	$—	$(60,686)	$(60,686)
Swap Contracts, at value¤	—	—	(127,906)	(127,906)

Total	$—	$—	$(188,592)	$(188,592)

Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$694,143	$694,143
Forward Currency Contracts	—	(942,834)	—	(942,834)
Swap Contracts	(25,064)	—	(2,697,674)	(2,722,738)

Total	$(25,064)	$(942,834)	$(2,003,531)	$(2,971,429)

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$884,087	$—	$884,087
Futures Contracts	—	—	(131,689)	(131,689)
Swap Contracts	657,234	—	(13,965)	643,269

Total	$657,234	$884,087	$(145,654)	$1,395,667

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	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$1,562,579	$—	$1,562,579
Unrealized Appreciation on Futures Contracts¤	—	—	138,807	138,807
Swap Contracts, at value¤	—	—	3,229,921	3,229,921

Total	$—	$1,562,579	$3,368,728	$4,931,307

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$(524,676)	$—	$(524,676)
Unrealized Depreciation on Futures Contracts¤	—	—	(326,246)	(326,246)
Swap Contracts, at value¤	—	—	(2,596,726)	(2,596,726)

Total	$—	$(524,676)	$(2,922,972)	$(3,447,648)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$1,610	$—	$1,610
Futures Contracts	—	—	3,192,454	3,192,454
Forward Currency Contracts	—	(2,854,245)	—	(2,854,245)
Swap Contracts	—	—	2,506,165	2,506,165

Total	$—	$(2,852,635)	$5,698,619	$2,845,984

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$—	$4,601	$—	$4,601
Forward Currency Contracts	—	2,230,212	—	2,230,212
Futures Contracts	—	—	(2,101,050)	(2,101,050)
Swap Contracts	—	—	(4,783,558)	(4,783,558)

Total	$—	$2,234,813	$(6,884,608)	$(4,649,795)

Opportunistic Income Fund
Asset Derivatives
Investments, at value (purchased options)	$17,437	$—	$—	$17,437
Unrealized Appreciation on Forward Currency Contracts	—	4,988	—	4,988
Unrealized Appreciation on Futures Contracts¤	—	—	6,711	6,711
Swap Contracts, at value¤	26,915,340	—	2,581,349	29,496,689

Total	$26,932,777	$4,988	$2,588,060	$29,525,825

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$(5,689)	$—	$(5,689)
Unrealized Depreciation on Futures Contracts¤	—	—	(303,509)	(303,509)
Written Options, at value	(394,497)	—	—	(394,497)
Swap Contracts, at value¤	(11,364,986)	—	(22,570)	(11,387,556)

Total	$(11,759,483)	$(5,689)	$(326,079)	$(12,091,251)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$515,280	$515,280
Futures Contracts	—	—	382,759	382,759
Written Options	—	—	574,297	574,297
Forward Currency Contracts	—	32,973	—	32,973
Swap Contracts	3,065,006	—	(4,800,886)	(1,735,880)

Total	$3,065,006	$32,973	$(3,328,550)	$(230,571)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$(1,228,407)	$—	$—	$(1,228,407)
Forward Currency Contracts	—	30,265	—	30,265
Futures Contracts	—	—	(358,778)	(358,778)
Written Options	1,600,951	—	—	1,600,951
Swap Contracts	3,234,218	—	6,383,383	9,617,601

Total	$3,606,762	$30,265	$6,024,605	$9,661,632

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^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and, reverse repurchase agreements held by the Funds at February 28, 2021, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2021:

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Citibank N.A.	$2,319,323	$(1,800,000)	$—	$519,323
Deutsche Bank AG	4,410,592	—	4,410,592	—
Goldman Sachs International	6,778,788	(5,539,231)	—	1,239,557
JPMorgan Chase Bank, N.A.	2,024,600	(1,672,652)	—	351,948
State Street Bank and Trust Company	339,034	—	—	339,034

Total	$15,872,337	$(9,011,883)	$4,410,592	$2,449,862

109

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Notes to Financial Statements — (Continued)

February 28, 2021

Emerging Country Debt Fund (continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$139,268	$(139,268)	$—	$—	*
Deutsche Bank AG	5,156,811	(746,219)	(4,410,592)	—	*
Morgan Stanley & Co. International PLC	544,777	(544,777)	—	—	*

Total	$5,840,856	$(1,430,264)	$(4,410,592)	$—

High Yield Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
State Street Bank and Trust Company	$264,398	$—	$—	$264,398

Total	$264,398	$—	$—	$264,398

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs International	$127,906	$—	$—	$127,906

Total	$127,906	$—	$—	$127,906

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$1,023	$(1,023)	$—	$—	*
Barclays Bank PLC	24,244	—	24,244	—
Citibank N.A.	927,541	(720,000)	(11,186)	196,355
Deutsche Bank AG	8,447	—	(1,796)	6,651
Goldman Sachs International	929,163	(780,000)	(1,573)	147,590
JPMorgan Chase Bank, N.A.	88,405	—	88,405	—
Morgan Stanley & Co. International PLC	505,673	(207,861)	(297,812)	—	*

Total	$2,484,496	$(1,708,884)	$(199,718)	$350,596

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank PLC	$76,652	$—	$(24,244)	$52,408
Citibank N.A.	11,186	—	11,186	—
Deutsche Bank AG	1,796	—	1,796	—
Goldman Sachs International	1,573	—	1,573	—
JPMorgan Chase Bank, N.A.	135,657	—	(88,405)	47,252
Morgan Stanley & Co. International PLC	297,812	—	297,812	—

Total	$524,676	$—	$199,718	$99,660

110

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Opportunistic Income Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$3,022,206	$(2,926,204)	$(96,002)	$—	*
Citibank N.A.	3,781,695	(3,274,697)	(506,998)	—	*
Citigroup Global Markets Inc.	2,178,359	—	(254,370)	1,923,989
Credit Suisse International	34,949	(34,949)	—	—	*
Deutsche Bank AG	479,546	(362,251)	(117,295)	—	*
Goldman Sachs International	11,870,596	(11,149,463)	(721,133)	—	*
JPMorgan Chase Bank, N.A.	3,066,579	(1,876,167)	(1,190,412)	—	*
Morgan Stanley Capital Services LLC	2,162,654	(1,740,000)	(372,717)	49,937

Total	$26,596,584	$(21,363,731)	$(3,258,927)	$1,973,926

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$96,002	$—	$96,002	$—
Barclays Bank PLC	439,465	(439,465)	—	—	*
Citibank N.A.	506,998	—	506,998	—
Citigroup Global Markets Inc.	254,370	—	254,370	—
Deutsche Bank AG	117,295	—	117,295	—
Goldman Sachs International	721,133	—	721,133	—
JPMorgan Chase Bank, N.A.	1,190,412	—	1,190,412	—
Morgan Stanley & Co. International PLC	135,666	(9,995)	—	125,671
Morgan Stanley Capital Services LLC	372,717	—	372,717	—

Total	$3,834,058	$(449,460)	$3,258,927	$125,671

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts) and principal amounts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2021:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options (Principal)	Swap Contracts ($)
Emerging Country Debt Fund	237,065,914	—	244,043,000	702,141,329
High Yield Fund	24,969,686	16,448,512	—	48,441,182
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	335,669,594	102,408,197	886,915	522,754,326
Opportunistic Income Fund	7,320,158	16,494,833	128,214,678	786,320,101

111

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	Opportunistic Income Fund	U.S. Treasury Fund
Management Fee	0.25%	0.35%	0.35%	0.25%	0.40%(a)	0.08%(b)

(a)	Prior to January 1, 2017, the management fee was 0.25%.
(b)	Prior to June 30, 2019, GMO voluntarily waived the Fund’s entire management fee.

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV		Class V	Class VI	Class R6		Class I
Asset Allocation Bond Fund	0.15%					0.055%
Emerging Country Debt Fund	0.15%		0.10%
High Yield Fund	0.15%	*	0.10%	*	0.085%*	0.055%	0.15%	*	0.15%	*
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	0.15%		0.10%				0.15%	*	0.15%	*
Opportunistic Income Fund	0.15%	*				0.055%	0.15%	*	0.15%

*	Class is offered but has no shareholders as of February 28, 2021.

For each Fund, other than Emerging Country Debt Fund and High Yield Fund, GMO has contractually agreed to reimburse each Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. GMO has contractually agreed to reimburse High Yield Fund for the portion of its “Specified Operating Expenses” that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”).

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For High Yield Fund, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Fund’s “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

112

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

For the year ended February 28, 2021, GMO recouped the following previously recorded waivers and/or reimbursements.

Recoupment Amount ($)
High Yield Fund, Class VI	20,494

On February 28, 2021, the waivers and/or reimbursements subject to possible future recoupment are as follows:

	Expiring the year ending February 28, 2022	Expiring the year ending February 28, 2023	Expiring the year ending February 29, 2024
High Yield Fund, Class VI	$72,033	$—	$—

GMO has contractually agreed to waive or reduce the Fund’s management fee and shareholder service fee to the extent necessary to offset the management fee and shareholder service fee paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero.

These contractual waivers and reimbursements will continue through at least June 30, 2021 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

GMO has contractually agreed to reimburse Class I assets of each Fund (or waive its fees) to the extent that payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries from Class I assets exceed 0.10% of such Fund’s average daily net assets attributable to Class I assets.

Sub-Transfer Agent/Recordkeeping Payments

Class III, IV, V, VI, and R6 shares are not subject to payments to third parties for sub-transfer agent, recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class III, IV, V, VI, or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to holders of Class I shares through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class I shares. These payments create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

113

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2021 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Asset Allocation Bond Fund	5,001	673
Emerging Country Debt Fund	157,088	15,826
High Yield Fund	5,526	531
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	13,324	1,451
Opportunistic Income Fund	28,614	3,009
U.S. Treasury Fund	9,135	1,120

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2021, the Funds below had indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

Fund Name	Total Indirect Expenses
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	0.121%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2021, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2021 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	43,614,649	14,844,718	159,707,607	18,540,000
Emerging Country Debt Fund	463,845,238	1,793,439,299	793,400,930	1,530,381,735
High Yield Fund	50,315,517	280,048,578	50,529,533	360,339,616
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	615,544,517	382,142,405	762,475,516	562,914,833
Opportunistic Income Fund	35,253,240	280,706,617	32,705,013	394,329,013
U.S. Treasury Fund	—	—	—	—

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

114

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

8.	Principal shareholders and related parties as of February 28, 2021

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Asset Allocation Bond Fund	3‡	87.05%	<0.01%	99.96%
Emerging Country Debt Fund	1	10.89%	0.13%	12.02%
High Yield Fund	2	99.99%	—	99.99%
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	4‡	80.72%	0.01%	90.71%
Opportunistic Income Fund	4#	75.23%	0.55%	52.26%
U.S. Treasury Fund	2‡	35.29%	3.89%	71.02%

‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	1,248,070	$29,430,309	110,325	$2,474,600
Shares issued to shareholders in reinvestment of distributions	16,888	403,791	126,900	2,798,964
Shares repurchased	(483,688)	(10,905,583)	(2,253,855)	(50,054,998)

Net increase (decrease)	781,270	$18,928,517	(2,016,630)	$(44,781,434)

Class VI:
Shares sold	433,703	$10,053,052	202,925	$4,483,781
Shares issued to shareholders in reinvestment of distributions	33,513	802,127	414,203	9,160,744
Shares repurchased	(6,482,285)	(149,463,143)	(6,261,332)	(140,077,926)

Net increase (decrease)	(6,015,069)	$(138,607,964)	(5,644,204)	$(126,433,401)

Emerging Country Debt Fund
Class III:
Shares sold	11,064,651	$283,435,647	7,880,299	$217,000,478
Shares issued to shareholders in reinvestment of distributions	3,930,574	101,703,325	2,957,296	79,423,521
Shares repurchased	(16,856,375)	(444,395,888)	(17,701,435)	(490,147,602)
Purchase premiums	—	490,114	—	446,109
Redemption fees	—	938,001	—	739,018

Net increase (decrease)	(1,861,150)	$(57,828,801)	(6,863,840)	$(192,538,476)

115

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Emerging Country Debt Fund (continued)
Class IV:
Shares sold	23,275,901	$606,562,660	19,712,189	$544,492,697
Shares issued to shareholders in reinvestment of distributions	10,246,489	264,614,402	5,991,783	160,731,422
Shares repurchased	(25,052,203)	(649,166,175)	(14,371,734)	(394,762,711)
Purchase premiums	—	1,390,217	—	993,428
Redemption fees	—	2,589,905	—	1,612,037

Net increase (decrease)	8,470,187	$225,991,009	11,332,238	$313,066,873

High Yield Fund
Class VI:
Shares sold	2,201,261	$42,312,765	98,276	$2,056,846
Shares issued to shareholders in reinvestment of distributions	178,442	3,585,146	820,617	16,679,907
Shares repurchased	(5,954,398)	(121,289,116)	(3,348,294)	(68,220,577)

Net increase (decrease)	(3,574,695)	$(75,391,205)	(2,429,401)	$(49,483,824)

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
Class III:
Shares sold	812,914	$17,690,556	171,785	$3,857,759
Shares issued to shareholders in reinvestment of distributions	382,203	8,066,426	197,461	4,223,692
Shares repurchased	(3,258,411)	(67,890,225)	(765,786)	(17,018,076)

Net increase (decrease)	(2,063,294)	$(42,133,243)	(396,540)	$(8,936,625)

Class IV:
Shares sold	3,063,305	$64,755,408	360,886	$7,771,423
Shares issued to shareholders in reinvestment of distributions	1,036,159	22,030,270	1,233,567	26,460,017
Shares repurchased	(17,672,884)	(384,748,994)	(9,111,663)	(200,655,846)

Net increase (decrease)	(13,573,420)	$(297,963,316)	(7,517,210)	$(166,424,406)

Opportunistic Income Fund
Class VI:
Shares sold	2,091,345	$53,827,718	702,105	$18,486,845
Shares issued to shareholders in reinvestment of distributions	855,202	21,741,055	1,589,564	41,113,159
Shares repurchased	(16,058,148)	(413,055,123)	(8,905,218)	(235,744,022)
Purchase premiums	—	—	—	69,702
Redemption fees	—	—	—	251,056

Net increase (decrease)	(13,111,601)	$(337,486,350)	(6,613,549)	$(175,823,260)

Class I:(a)
Shares sold	16,150,520	$413,015,196	880,843	$22,880,307
Shares issued to shareholders in reinvestment of distributions	92,094	2,336,633	9,193	236,179
Shares repurchased	(940,346)	(23,853,407)	(21,627)	(555,796)

Net increase (decrease)	15,302,268	$391,498,422	868,409	$22,560,690

116

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
U.S. Treasury Fund
Core Class:
Shares sold	373,331,155	$1,880,713,417	785,807,533	$3,930,131,346
Shares issued to shareholders in reinvestment of distributions	72,372	364,660	1,061,376	5,309,001
Shares repurchased	(341,823,451)	(1,722,028,633)	(869,725,175)	(4,350,339,593)

Net increase (decrease)	31,580,076	$159,049,444	(82,856,266)	$(414,899,246)

(a)	The period under the heading “Year Ended February 29, 2020” represents the period from November 5, 2019 (commencement of operations) through February 29, 2020.

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2021 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$8,656,379	$14,844,718	$18,540,000	$14,512	$447	$59,580	$(19,842)	$5,000,835

Emerging Country Debt Fund
GMO U.S. Treasury Fund	$74,487,484	$—	$—	$161,137	$7,419	$—	$296,763	$74,784,247

High Yield Fund
GMO U.S. Treasury Fund	$385,180	$37,755,748	$38,171,591	$7,346	$—	$30,663	$—	$—

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
GMO Emerging Country Debt Fund, Class IV	$29,316,657	$—	$19,500,000	$805,940	$322,725	$(2,006,793)	$774,838	$8,584,702
GMO Opportunistic Income Fund, Class VI	108,395,452	—	80,000,000	1,614,883	—	(404,135)	(349,782)	27,641,535
GMO U.S. Treasury Fund	4,517,130	248,400,000	238,140,000	29,455	—	52,341	(4,018)	14,825,453

Totals	$142,229,239	$248,400,000	$337,640,000	$2,450,278	$322,725	$(2,358,587)	$421,038	$51,051,690

Opportunistic Income Fund
GMO U.S. Treasury Fund	$10,256,103	$18,500,000	$17,773,000	$14,759	$1,092	$61,299	$(40,861)	$11,003,541

11.	Subsequent events

As of April 9, 2021, GMO has voluntarily agreed to waive GMO U.S. Treasury Fund’s annual management fee of 0.08%.

Subsequent to February 28, 2021, GMO Asset Allocation Bond Fund received redemption requests in the amount of $64,777,684.

117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Asset Allocation Bond Fund, GMO Emerging Country Debt Fund, GMO High Yield Fund, GMO Multi-Sector Fixed Income Fund, GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Asset Allocation Bond Fund, GMO Emerging Country Debt Fund, GMO High Yield Fund, GMO Multi-Sector Fixed Income Fund (formerly known as GMO Core Plus Bond Fund), GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund (six of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, MA

April 27, 2021

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

118

GMO Trust Funds

Fund Expenses

February 28, 2021 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2021.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2020 through February 28, 2021.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

Asset Allocation Bond Fund
Class III	$1,000.00	$996.10	$2.03	$1,000.00	$1,022.76	$2.06	0.41%
Class VI	$1,000.00	$996.10	$1.53	$1,000.00	$1,023.26	$1.56	0.31%

Emerging Country Debt Fund
Class III	$1,000.00	$1,017.40	$2.70	$1,000.00	$1,022.12	$2.71	0.54%
Class IV	$1,000.00	$1,017.70	$2.45	$1,000.00	$1,022.37	$2.46	0.49%

High Yield Fund
Class VI	$1,000.00	$1,056.40	$2.60	$1,000.00	$1,022.27	$2.56	0.51%

Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)
Class III	$1,000.00	$974.70	$2.06	$1,000.00	$1,022.71	$2.11	0.42%
Class IV	$1,000.00	$974.80	$1.76	$1,000.00	$1,023.01	$1.81	0.36%

Opportunistic Income Fund
Class VI	$1,000.00	$1,028.70	$2.41	$1,000.00	$1,022.41	$2.41	0.48%
Class I	$1,000.00	$1,028.40	$3.47	$1,000.00	$1,021.37	$3.46	0.69%

U.S. Treasury Fund
Core	$1,000.00	$1,000.70	$0.40	$1,000.00	$1,024.40	$0.40	0.08%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2021, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

119

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2021 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2021:

Fund Name	U.S. Government Obligation Income(1)(2)	Interest- Related Dividend Income ($)(3)	Short-Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Code Section 163(j) Interest-Related Dividend Income ($)(4)
Asset Allocation Bond Fund	100.00%	1,491,834	—	—	—
Emerging Country Debt Fund	—	4,742,235	41,062,839	57,850,613	—
High Yield Fund	5.23%	2,814,812	291,765	119,375	—
Multi-Sector Fixed Income Fund (formerly Core Plus Bond Fund)	5.27%	4,186,431	3,047,284	16,634,444	—
Opportunistic Income Fund	—	21,021,817	—	—	—
U.S. Treasury Fund	97.78%	735,938	37,727	—	735,938

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain distributions received from underlying funds.

(4)	The Funds hereby designate the above business interest-related dividend income pursuant to Section 163(j) of the Code and the regulations thereunder.

In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms.

120

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2021. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Feigelson, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years

Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios) (January 1993 – June 2015).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	29	Trustee HIMCO Variable Insurance Trust (27 Portfolios) April 2014 – April 2019).

Interested Trustee and Officer

Jonathan Feigelson[1] YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director General Counsel, head of Regulatory Affairs and Director of Corporate Governance at TIAA – CREF (2006 – 2016)	29	None.

[1]	Mr. Feigelson is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

121

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jonathan Feigelson YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA-CREF (2006 – 2016).

Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 to present).

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present; Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

122

AR-022821-FI

GMO Trust

Annual Report

February 28, 2021

Climate Change Fund

Cyclical Focus Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

International Equity Fund

Japan Value Creation Fund

Quality Fund

Resources Fund

Tax-Managed International Equities Fund

U.S. Equity Fund

U.S. Small Cap Value Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT, which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Climate Change Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) is included for comparative purposes.

Class III shares of GMO Climate Change Fund returned +63.84% (net) for the fiscal year ended February 28, 2021, as compared with +30.25% for the MSCI ACWI.

The Fund’s clean energy holdings posted strong gains. Solar, wind, and biofuels each more than doubled during the year. SolarEdge Technologies Inc. and Renewable Energy Group Inc. were among the best performers.

The Fund’s copper exposure gained 145% as copper prices rose approximately 57% during the year. Freeport McMoRan Inc. was among the best performers.

The Fund’s agriculture exposure also performed well. The Mosaic Company, one of the world’s largest suppliers of phosphate and potash, was a strong contributor to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

2

GMO Climate Change Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Climate Change Fund Class III Shares and the MSCI ACWI

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, R6 and I the gross expense ratio of 0.94%, 0.94% and 1.04%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.78%, 0.78% and 0.88% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

3

GMO Climate Change Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	94.9%
Mutual Funds	5.3
Preferred Stocks	1.8
Short-Term Investments	0.1
Other	(2.1)

100.0%

Country/Region Summary¤	% of Investments
United States	36.4%
Japan	8.8
China	6.9
Canada	6.3
France	5.3
Russia	4.0
Germany	3.6
Other Emerging	3.3 †
Italy	2.9
Finland	2.9
United Kingdom	2.8
Spain	2.8
Mexico	2.6
Australia	2.2
Norway	2.0
Other Developed	1.9 ‡
Chile	1.8
Brazil	1.2
Portugal	1.2
Netherlands	1.1

100.0%

Industry Group Summary	% of Equity Investments#
Clean Energy	42.3%
Energy Efficiency	21.3
Agriculture	13.1
Copper	8.7
Electric Grid	7.6
Water	7.0

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

4

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 94.9%

	Argentina — 0.9%

382,515	Adecoagro SA *	3,155,749

	Australia — 2.2%

6,401,117	Clean TeQ Holdings Ltd *	1,437,317

1,451,781	Nickel Mines Ltd	1,556,274

487,057	Sandfire Resources Ltd	2,276,496

583,294	Tassal Group Ltd (a)	1,520,986

542,889	Western Areas Ltd (a)	1,075,146

	Total Australia	7,866,219

	Brazil — 1.2%

521,178	Sao Martinho SA	2,903,390

196,300	SLC Agricola SA	1,435,419

	Total Brazil	4,338,809

	Canada — 6.4%

104,505	Canadian Solar Inc * (a)	4,904,420

431,600	Greenlane Renewables Inc * (a)	773,258

1,364,615	Ivanhoe Mines Ltd – Class A *	8,417,592

3,021,500	Largo Resources Ltd *	4,202,464

112,100	Lundin Mining Corp	1,283,433

79,400	NFI Group Inc	1,834,323

212,700	Sierra Metals Inc * (a)	563,655

42,100	Turquoise Hill Resources Ltd *	638,236

	Total Canada	22,617,381

	China — 7.0%

833,000	Canvest Environmental Protection Group Co Ltd	344,034

1,609,000	Chaowei Power Holdings Ltd	683,404

3,638,919	China High Speed Transmission Equipment Group Co Ltd	3,536,413

2,155,000	China Longyuan Power Group Corp Ltd – Class H	3,203,615

1,784,000	China Water Affairs Group Ltd	1,406,035

137,700	Hollysys Automation Technologies Ltd	2,073,762

10,086,000	Sinofert Holdings Ltd	1,466,135

126,222	Sungrow Power Supply Co Ltd – Class A	1,690,102

1,396,000	Tianneng Power International Ltd (a)	2,697,194

2,432,000	Wasion Group Holdings Ltd	798,829

1,061,200	Xinjiang Goldwind Science & Technology Co Ltd – Class H (a)	2,269,292

863,176	Zhengzhou Yutong Bus Co Ltd – Class A	2,028,537

553,785	Zhuzhou CRRC Times Electric Co Ltd – Class H	2,405,372

	Total China	24,602,724

	Denmark — 0.9%

5,065	Rockwool International A/S – Class B	1,831,194

6,428	Vestas Wind Systems A/S	1,205,411

	Total Denmark	3,036,605

Shares	Description	Value ($)

	Finland — 3.0%

129,133	Kemira Oyj	2,088,677

125,785	Neste Oyj	8,308,112

	Total Finland	10,396,789

	France — 5.4%

8,770	Albioma SA	428,492

315,924	Electricite de France SA *	3,769,399

38,000	Nexans SA *	2,953,205

15,017	Schneider Electric SE	2,220,629

155,055	Suez SA	3,223,003

36,439	Valeo SA	1,287,828

151,182	Veolia Environnement SA	4,054,151

17,193	Vilmorin & Cie SA	1,100,242

	Total France	19,036,949

	Germany — 3.7%

326,099	E.ON SE	3,325,057

268,151	K+S AG (Registered)	3,000,130

209	Knorr-Bremse AG	26,617

42,427	Siemens AG (Registered)	6,566,058

	Total Germany	12,917,862

	India — 0.3%

891,358	Jain Irrigation Systems Ltd *	229,467

279,286	Power Grid Corp of India Ltd	813,492

	Total India	1,042,959

	Israel — 0.2%

146,922	ICL Group Ltd	845,198

	Italy — 3.0%

674,023	Enel SPA	6,355,295

129,818	Prysmian SPA	4,169,898

	Total Italy	10,525,193

	Japan — 9.0%

39,400	Central Japan Railway Co	6,492,106

1,400	Daikin Industries Ltd	272,844

58,800	East Japan Railway Co	4,382,486

88,300	Ebara Corp	3,327,255

82,400	GS Yuasa Corp (a)	2,451,522

22,400	Iseki & Co Ltd *	316,552

67,200	Kurita Water Industries Ltd	2,730,029

16,600	METAWATER Co Ltd	315,122

70,000	Osaki Electric Co Ltd	385,152

305,300	Panasonic Corp	3,946,961

253,700	Renesas Electronics Corp *	2,790,871

10,300	Sanken Electric Co Ltd (a)	526,222

69,300	Takuma Co Ltd	1,363,231

42,800	Tsukishima Kikai Co Ltd	498,139

See accompanying notes to the financial statements.	5

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Japan — continued

93,200	Yokogawa Electric Corp	1,782,470

	Total Japan	31,580,962

	Mexico — 2.6%

1,866,152	Grupo Mexico SAB de CV – Series B	8,846,850

307,515	Grupo Rotoplas SAB de CV	414,361

	Total Mexico	9,261,211

	Netherlands — 1.1%

112,195	Arcadis NV * (a)	3,826,298

	Norway — 2.0%

545,683	Austevoll Seafood ASA	6,252,050

88,723	Grieg Seafood ASA * (a)	844,644

	Total Norway	7,096,694

	Pakistan — 0.2%

1,135,326	Fauji Fertilizer Co Ltd	795,098

	Philippines — 0.2%

4,653,200	Nickel Asia Corp	555,241

	Portugal — 1.2%

745,653	EDP – Energias de Portugal SA	4,273,863

	Russia — 4.0%

234,466	MMC Norilsk Nickel PJSC ADR	7,388,716

309,890	PhosAgro PJSC GDR (Registered)	5,432,600

116,061	Ros Agro Plc GDR (Registered)	1,409,057

	Total Russia	14,230,373

	South Korea — 0.5%

43,127	Dae Dong Industrial Co Ltd *	304,072

2,142	LG Chem Ltd	1,581,361

	Total South Korea	1,885,433

	Spain — 2.9%

9,725	Acciona SA	1,564,877

3,282	Construcciones y Auxiliar de Ferrocarriles SA	145,454

162,012	Endesa SA	4,003,368

47,238	Fomento de Construcciones y Contratas SA	557,603

187,842	Red Electrica Corp SA (a)	3,138,146

135,578	Talgo SA *	710,849

	Total Spain	10,120,297

	Switzerland — 0.9%

1,035	Gurit Holding AG	2,614,897

7,226	Landis+Gyr Group AG	501,177

	Total Switzerland	3,116,074

Shares	Description	Value ($)

	Taiwan — 0.5%

157,000	Delta Electronics Inc *	1,580,239

	Thailand — 0.2%

1,220,500	SPCG Pcl	795,304

	Ukraine — 0.6%

143,832	Kernel Holding SA	2,096,771

	United Kingdom — 2.9%

49,400	Atlantica Sustainable Infrastructure Plc (a)	1,785,810

643,346	Drax Group Plc	3,422,965

88,728	Go-Ahead Group Plc *	1,446,660

47,533	Polypipe Group Plc *	365,803

3,069,135	Renewi Plc *	1,863,300

978,991	Stagecoach Group Plc *	1,269,874

	Total United Kingdom	10,154,412

	United States — 31.9%

46,800	AGCO Corp.	6,059,664

13,100	Ameresco, Inc. – Class A *	748,272

196,059	BorgWarner, Inc.	8,822,655

65,900	Clean Energy Fuels Corp. *	859,336

153,796	Darling Ingredients, Inc. *	9,695,300

5,500	Deere & Co.	1,920,160

17,800	Eaton Corp Plc	2,317,382

15,900	Emerson Electric Co.	1,365,810

25,700	EnerSys	2,320,196

8,255	Enphase Energy, Inc. *	1,453,375

119,086	Exelon Corp.	4,596,720

18,084	First Solar, Inc. *	1,465,166

218,932	Freeport-McMoRan, Inc. *	7,423,984

72,000	FutureFuel Corp.	1,056,960

1,541,856	GrafTech International Ltd.	18,240,156

13,400	Johnson Controls International Plc	747,586

70,800	Livent Corp. * (a)	1,318,296

153,000	Montauk Renewables, Inc. *	1,958,400

125,647	Mosaic Co. (The)	3,694,022

57,600	MYR Group, Inc. *	3,395,520

76,979	ON Semiconductor Corp. *	3,099,944

61,133	Owens Corning	4,952,996

87,967	Renewable Energy Group, Inc. *	6,841,193

20,900	Rexnord Corp.	939,455

11,100	Sensata Technologies Holding Plc *	635,919

30,909	SolarEdge Technologies, Inc. *	9,220,464

22,700	Sunrun, Inc. *	1,420,566

19,829	TE Connectivity Ltd.	2,578,365

10,200	Valmont Industries, Inc.	2,412,606

8,400	Westinghouse Air Brake Technologies Corp.	608,412

	Total United States	112,168,880

	TOTAL COMMON STOCKS (COST $263,937,836)	333,919,587

6	See accompanying notes to the financial statements.

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	PREFERRED STOCKS (b) — 1.8%

	Chile — 1.8%

117,911	Sociedad Quimica y Minera de Chile SA Sponsored ADR	6,320,030

	TOTAL PREFERRED STOCKS (COST $3,903,819)	6,320,030

	MUTUAL FUNDS — 5.3%

	United States — 5.3%

	Affiliated Issuers — 5.3%

3,683,280	GMO U.S. Treasury Fund (c)	18,563,731

	TOTAL MUTUAL FUNDS (COST $18,563,731)	18,563,731

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

506,601	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (d)	506,601

	TOTAL SHORT-TERM INVESTMENTS (COST $506,601)	506,601

	TOTAL INVESTMENTS — 102.1% (Cost $286,911,987)	359,309,949

	Other Assets and Liabilities (net) — (2.1%)	(7,428,483)

	TOTAL NET ASSETS — 100.0%	$351,881,466

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	All or a portion of this security is purchased with collateral from securities loaned (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	7

GMO Cyclical Focus Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) is included for comparative purposes.

Class VI shares of GMO Cyclical Focus Fund returned +53.56% (net) for the period from the Fund’s inception on May 12, 2020 until the end of the fiscal year on February 28, 2021, as compared with +37.29% for the MSCI ACWI.

The Fund’s Consumer Discretionary (overweight) and Health Care (underweight) allocations made a positive contribution during the period, and Information Technology (underweight) and Energy (overweight) had a negative impact.

The Fund’s security selection results in Materials and Industrials made a positive contribution during the period, and selection results in Consumer Discretionary detracted. Sector allocation mattered slightly more than stock selection within sector.

The U.S./non-U.S. regional allocation made little difference to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

8

GMO Cyclical Focus Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Cyclical Focus Fund Class VI Shares and the MSCI ACWI

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class VI the gross expense ratio of 0.77% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.40% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

9

GMO Cyclical Focus Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.7%
Preferred Stocks	3.0
Mutual Funds	0.4
Short-Term Investments	0.2
Other	(0.3)

100.0%

Country/Region Summary¤	% of Investments
United States	50.8%
United Kingdom	12.1
France	7.7
Mexico	6.3
Spain	4.9
Canada	4.7
Russia	4.4
Finland	3.2
Brazil	3.0
Ireland	2.9

100.0%

Industry Group Summary	% of Equity Investments#
Energy	16.4%
Consumer Durables & Apparel	14.8
Materials	10.3
Diversified Financials	8.7
Consumer Services	8.2
Capital Goods	7.9
Transportation	6.5
Banks	6.2
Retailing	5.2
Food, Beverage & Tobacco	4.3
Technology Hardware & Equipment	3.7
Automobiles & Components	3.0
Software & Services	2.5
Insurance	2.3

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

10

GMO Cyclical Focus Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 96.7%

	Canada — 4.7%

83,280	Brookfield Asset Management Inc – Class A	3,360,348

60,900	Nutrien Ltd	3,286,164

	Total Canada	6,646,512

	Finland — 3.2%

68,179	Neste Oyj	4,503,230

	France — 7.7%

4,362	Kering SA	2,758,742

6,112	LVMH Moet Hennessy Louis Vuitton SE	3,872,679

31,851	Safran SA *	4,341,691

	Total France	10,973,112

	Ireland — 2.9%

203,590	Ryanair Holdings Plc *	4,061,581

	Mexico — 6.3%

437,500	Fomento Economico Mexicano SAB de CV	2,984,979

1,271,500	Grupo Mexico SAB de CV – Series B	6,027,789

	Total Mexico	9,012,768

	Russia — 4.4%

39,867	LUKOIL PJSC Sponsored ADR	2,970,546

19,101	Novatek PJSC Sponsered GDR (Registered)	3,268,331

	Total Russia	6,238,877

	Spain — 4.9%

49,667	Amadeus IT Group SA *	3,467,614

104,768	Industria de Diseno Textil SA	3,454,537

	Total Spain	6,922,151

	United Kingdom — 12.1%

59,296	Berkeley Group Holdings Plc (The)	3,359,535

238,069	Compass Group Plc *	4,834,458

118,136	Persimmon Plc	4,280,701

241,762	Royal Dutch Shell Plc – B Shares	4,739,340

	Total United Kingdom	17,214,034

	United States — 50.5%

32,739	American Express Co.	4,428,277

1,700	Booking Holdings, Inc. *	3,958,467

95,700	BorgWarner, Inc.	4,306,500

72,127	Charles Schwab Corp. (The)	4,451,679

31,700	Chevron Corp.	3,170,000

62,202	Coca-Cola Co. (The)	3,047,276

71,552	EOG Resources, Inc.	4,619,397

30,900	Hasbro, Inc.	2,895,639

29,022	Hilton Worldwide Holdings, Inc. *	3,589,441

15,000	Honeywell International, Inc.	3,035,250

Shares	Description	Value ($)

	United States — continued

51,063	Las Vegas Sands Corp.	3,196,544

92,200	Lyft, Inc. – Class A *	5,135,540

3,047	Markel Corp. *	3,317,574

53,382	Raytheon Technologies Corp.	3,842,970

90,787	Sensata Technologies Holding Plc *	5,201,187

107,985	US Bancorp	5,399,250

72,288	Verso Corp. – Class A	903,600

48,123	VF Corp.	3,807,973

94,979	Wells Fargo & Co.	3,435,390

	Total United States	71,741,954

	TOTAL COMMON STOCKS (COST $103,068,727)	137,314,219

	PREFERRED STOCKS (a) — 3.0%

	Brazil — 3.0%

382,200	Bradespar SA	4,286,979

	TOTAL PREFERRED STOCKS (COST $2,421,143)	4,286,979

	MUTUAL FUNDS — 0.4%

	United States — 0.4%

	Affiliated Issuers — 0.4%

104,762	GMO U.S. Treasury Fund	528,000

	TOTAL MUTUAL FUNDS (COST $528,000)	528,000

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds— 0.2%

298,283	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (b)	298,283

	TOTAL SHORT-TERM INVESTMENTS (COST $298,283)	298,283

	TOTAL INVESTMENTS — 100.3% (Cost $106,316,153)	142,427,481

	Other Assets and Liabilities (net) — (0.3%)	(438,684)

	TOTAL NET ASSETS — 100.0%	$141,988,797

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes.

Class II shares of GMO Emerging Domestic Opportunities Fund returned +31.76% (net) for the fiscal year ended February 28, 2021, as compared with +36.05% for the MSCI Emerging Markets Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s overweight in India Financials and underweight in India Information Technology hurt relative performance.

Stock selection detracted from the Fund’s relative returns for the fiscal year. The Fund’s stock selection in China Consumer Discretionary and Taiwan Information Technology hurt relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

12

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Emerging Domestic Opportunities Fund Class II Shares* and the MSCI Emerging Markets Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

*

For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout.

**

For the period from October 27, 2011 to November 29, 2013, no Class V shares were outstanding. Performance for that period is that of Class II, which has higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class II, V and I the gross expense ratio of 1.14%, 1.01% and 1.23%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 1.12%, 0.99% and 1.15% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

13

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	93.6%
Investment Funds	2.9
Short-Term Investments	2.0
Preferred Stocks	0.8
Other	0.7

100.0%

Country/Region Summary¤	% of Investments
China	38.5%
Taiwan	17.6
South Korea	12.6
India	12.2
Brazil	4.9
Russia	4.4
Vietnam	1.6
Hong Kong	1.6
South Africa	1.2
Indonesia	0.8
Mexico	0.7
Thailand	0.7
Philippines	0.6
Poland	0.6
United Arab Emirates	0.6
Turkey	0.4
Chile	0.3
Hungary	0.3
Singapore	0.3
Germany	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Media & Entertainment	17.6%
Banks	13.6
Technology Hardware & Equipment	12.8
Semiconductors & Semiconductor Equipment	12.5
Retailing	12.2
Capital Goods	3.8
Software & Services	3.2
Diversified Financials	3.2
Food, Beverage & Tobacco	3.0
Insurance	2.9
Food & Staples Retailing	2.3
Consumer Durables & Apparel	2.1
Pharmaceuticals, Biotechnology & Life Sciences	1.8
Consumer Services	1.8
Materials	1.8
Automobiles & Components	1.2
Telecommunication Services	1.1
Health Care Equipment & Services	0.8
Real Estate	0.7
Household & Personal Products	0.5
Transportation	0.4
Utilities	0.4
Energy	0.3

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

14

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 93.6%

	Brazil — 3.7%

1,639,000	Atacadao SA	5,559,650

825,600	B3 SA – Brasil Bolsa Balcao	7,999,372

1,254,100	BR Malls Participacoes SA *	1,868,551

4,118,900	JHSF Participacoes SA	4,762,584

1,400	MercadoLibre Inc *	2,293,354

1,219,100	Movida Participacoes SA	3,850,339

12,203,000	Oi SA *	4,093,651

328,800	Suzano SA *	4,292,905

489,600	Vamos Locacao de Caminhoes, Maquinas e Equipamentos S.A. *	3,014,025

	Total Brazil	37,734,431

	Chile — 0.3%

56,573,837	Banco Santander Chile	3,227,041

	China — 37.5%

810,000	Alibaba Group Holding Ltd *	24,339,828

156,776	Alibaba Group Holding Ltd Sponsored ADR *	37,275,062

222,000	Alibaba Health Information Technology Ltd. *	743,652

93,000	Anhui Conch Cement Co Ltd – Class H	597,644

22,000	Autohome Inc ADR	2,508,880

53,900	Baidu Inc Sponsored ADR *	15,278,494

881,508	Bank of Ningbo Co Ltd – Class A	5,472,901

48,000	Bilibili, Inc. Sponsored ADR *	6,046,560

3,440,000	China Construction Bank Corp – Class H	2,761,441

1,580,400	China International Capital Corp. Ltd. – Class H *	3,643,900

810,000	China Mengniu Dairy Co Ltd	4,426,249

1,949,002	China Merchants Bank Co Ltd – Class H	14,946,413

2,384,289	Focus Media Information Technology Co Ltd – Class A	4,045,849

536,465	Gree Electric Appliances Inc of Zhuhai – Class A	4,901,553

634,000	Haitian International Holdings Ltd	2,174,842

543,844	Han’s Laser Technology Industry Group Co Ltd – Class A	3,628,476

104,000	Hangzhou Tigermed Consulting Co Ltd – Class H *	2,035,096

126,600	Jason Furniture Hangzhou Co Ltd – Class A	1,473,379

172,700	JD.com Inc ADR *	16,211,349

385,500	JD.com Inc – Class A *	18,079,859

315,947	Jiangsu Hengli Hydraulic Co Ltd – Class A	4,648,946

236,767	Jiangsu Hengrui Medicine Co Ltd – Class A	3,732,316

44,300	Kuaishou Technology *	1,763,673

23,087	Kweichow Moutai Co Ltd – Class A	7,595,312

84,500	Longfor Group Holdings Ltd	500,852

320,200	Luxshare Precision Industry Co Ltd – Class A	2,301,904

673,600	Man Wah Holdings Ltd	1,472,495

222,100	Meituan – Class B *	9,975,496

313,521	Midea Group Co Ltd – Class A	4,520,885

85,800	Momo Inc Sponsored ADR	1,359,072

Shares	Description	Value ($)

	China — continued

28,400	NetEase Inc	619,940

72,000	NetEase Inc ADR	7,909,200

36,200	New Oriental Education & Technology Group Inc Sponsored ADR *	6,429,844

46,100	NIO, Inc. ADR *	2,110,458

37,400	Pinduoduo, Inc ADR *	6,401,384

719,700	Ping An Bank Co Ltd – Class A	2,382,010

913,746	Ping An Insurance Group Co of China Ltd – Class H	11,307,213

289,399	Sany Heavy Industry Co Ltd – Class A	1,842,931

68,083	Shenzhen Mindray Bio-Medical Electronics Co Ltd – Class A	4,411,252

373,800	Shenzhou International Group Holdings Ltd	7,751,279

64,100	Suofeiya Home Collection Co Ltd – Class A	335,591

48,700	TAL Education Group ADR *	3,776,198

1,138,184	Tencent Holdings Ltd	99,018,521

68,000	Tencent Music Entertainment Group ADR *	1,748,960

31,900	Weibo Corp Sponsored ADR *	1,759,923

135,330	Wuliangye Yibin Co Ltd – Class A	5,875,780

169,500	Wuxi Biologics Cayman, Inc. *	2,099,921

890,000	Xinyi Solar Holdings Ltd.	1,869,327

114,900	Yum China Holdings Inc	6,875,616

965,400	Zoomlion Heavy Industry Science and Technology Co Ltd – Class H	1,470,620

	Total China	384,458,346

	Germany — 0.1%

21,000	Jumia Technologies AG ADR *	930,510

	Hong Kong — 1.5%

1,238,000	AIA Group Ltd	15,612,946

	Hungary — 0.3%

65,252	OTP Bank Plc *	2,959,701

	India — 11.8%

303,302	Adani Total Gas Ltd	2,108,717

54,337	Apollo Hospitals Enterprise Ltd	2,255,844

1,239,301	Ashok Leyland Ltd	2,165,402

467,650	Aurobindo Pharma Ltd	5,404,170

259,695	Axis Bank Ltd *	2,562,547

73,123	Bajaj Auto Ltd	3,764,123

229,482	Central Depository Services India Ltd	1,946,983

166,421	Cipla Ltd	1,778,709

3,904,869	Gayatri Projects Ltd *	2,125,571

220,842	Gujarat Gas Ltd	1,482,648

661,296	HCL Technologies Ltd	8,193,160

534,535	HDFC Bank Ltd *	11,234,224

158,061	HDFC Life Insurance Co Ltd *	1,504,208

86,821	Housing Development Finance Corp Ltd	3,005,220

1,232,797	ICICI Bank Ltd *	10,127,590

See accompanying notes to the financial statements.	15

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	India — continued

148,500	ICICI Bank Ltd Sponsored ADR *	2,466,585

12,266	IndiaMART InterMESH Ltd	1,434,050

169,596	IndusInd Bank Ltd *	2,458,916

558,442	Infosys Ltd	9,565,695

178,758	Jubilant Ingrevia Ltd. * (a)	265,151

178,758	Jubilant Pharmova Ltd.	1,845,121

254,806	Muthoot Finance Ltd	4,514,016

109,338	Polycab India Ltd	1,989,383

368,821	SBI Cards & Payment Services Ltd	5,367,533

33,127	SRF Ltd	2,442,210

529,823	State Bank of India *	2,819,924

494,997	Sun TV Network Ltd	3,307,903

404,138	Tata Chemicals Ltd	4,027,724

201,505	Tata Consultancy Services Ltd	7,963,315

297,873	Tata Consumer Products Ltd	2,455,493

445,562	Tech Mahindra Ltd	5,568,205

444,041	UPL Ltd	3,389,946

	Total India	121,540,286

	Indonesia — 0.8%

3,397,400	Bank Central Asia Tbk PT	7,993,218

	Mexico — 0.7%

539,700	Grupo Financiero Banorte SAB de CV – Class O *	2,710,238

1,683,124	Wal-Mart de Mexico SAB de CV	4,790,077

	Total Mexico	7,500,315

	Philippines — 0.6%

296,990	GT Capital Holdings Inc	3,425,548

11,752,900	Semirara Mining & Power Corp	3,089,521

	Total Philippines	6,515,069

	Poland — 0.5%

312,986	Bank Polska Kasa Opieki SA *	5,642,295

	Russia — 2.8%

1,348,600	Moscow Exchange MICEX-RTS PJSC	3,124,292

389,955	Sberbank of Russia PJSC Sponsored ADR	5,674,601

132,479	TCS Group Holding Plc GDR (Registered)	6,928,432

84,088	X5 Retail Group NV GDR (Registered)	2,738,329

158,100	Yandex NV – Class A *	10,116,029

	Total Russia	28,581,683

	Singapore — 0.3%

10,900	Sea Ltd ADR *	2,569,021

	South Africa — 0.2%

579,022	FirstRand Ltd	1,921,726

Shares	Description	Value ($)

	South Korea — 12.2%

30,244	AfreecaTV Co Ltd	1,958,360

12,909	E-MART Inc	1,938,336

20,027	Hyundai Mobis Co Ltd	5,388,015

11,343	Kakao Corp	4,919,944

223,621	KB Financial Group Inc	8,655,401

98,194	Kolmar BNH Co Ltd *	4,357,305

35,744	Korea Investment Holdings Co Ltd *	2,771,897

3,060	LG Chem Ltd	2,259,087

56,355	LG Corp	4,697,619

264	LG Household & Health Care Ltd	355,425

17,010	NAVER Corp	5,663,001

806,931	Samsung Electronics Co Ltd	59,136,445

6,837	Samsung SDI Co Ltd	4,090,776

153,871	Shinhan Financial Group Co Ltd *	4,478,751

87,129	SK Hynix Inc	10,943,829

17,949	SK Telecom Co Ltd	3,934,863

	Total South Korea	125,549,054

	Taiwan — 17.1%

333,458	Advantech Co Ltd	4,336,420

159,000	Airtac International Group	5,533,475

199,000	Bizlink Holding, Inc.	2,128,095

578,000	CTBC Financial Holding Co Ltd	414,968

1,161,000	Delta Electronics Inc	11,685,719

2,207,000	E Ink Holdings Inc	4,000,561

1,222,000	Hon Hai Precision Industry Co Ltd	4,909,075

233,000	MediaTek Inc	7,478,508

707,000	Micro-Star International Co Ltd	3,781,418

1,507,000	Pegatron Corp	4,033,411

2,032,000	Quanta Computer Inc	6,198,020

36,000	Silergy Corp.	3,455,964

194,000	Simplo Technology Co Ltd	2,605,961

892,000	Sinbon Electronics Co Ltd	8,608,941

4,120,800	Taiwan Semiconductor Manufacturing Co Ltd	90,027,225

2,781,000	United Microelectronics Corp	5,422,293

443,000	Vanguard International Semiconductor Corp	1,842,717

276,000	Walsin Technology Corp	2,512,350

3,084,000	Wistron Corp	3,541,454

132,000	Yageo Corp	2,806,166

	Total Taiwan	175,322,741

	Thailand — 0.7%

383,600	Carabao Group Pcl – Class F	1,738,867

2,866,000	CP ALL Pcl (Foreign Registered) *	5,615,784

	Total Thailand	7,354,651

	Turkey — 0.4%

353,947	Migros Ticaret AS *	1,857,222

2,199,883	Turk Telekomunikasyon AS	2,304,925

	Total Turkey	4,162,147

16	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United Arab Emirates — 0.5%

1,563,407	Abu Dhabi Commercial Bank PJSC	2,636,210

734,185	First Abu Dhabi Bank PJSC	2,888,275

	Total United Arab Emirates	5,524,485

	Vietnam — 1.6%

2,172,500	Bank for Foreign Trade of Vietnam JSC	9,257,599

1,466,200	Vietnam Dairy Products JSC	6,671,543

	Total Vietnam	15,929,142

	TOTAL COMMON STOCKS (COST $809,927,277)	961,028,808

	PREFERRED STOCKS (b) — 0.8%

	Brazil — 0.8%

1,751,400	Itau Unibanco Holding SA	7,984,774

	TOTAL PREFERRED STOCKS (COST $8,618,172)	7,984,774

	INVESTMENT FUNDS — 2.9%

	Brazil — 0.4%

116,800	iShares MSCI Brazil ETF	3,725,920

	Russia — 1.5%

626,600	VanEck Vectors Russia ETF	15,332,902

	South Africa — 1.0%

225,800	iShares MSCI South Africa ETF	10,443,250

	TOTAL INVESTMENT FUNDS (COST $29,221,491)	29,502,072

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 2.0%

20,442,282	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (c)	20,442,282

	TOTAL SHORT-TERM INVESTMENTS (COST $20,442,282)	20,442,282

	TOTAL INVESTMENTS — 99.3% (Cost $868,209,222)	1,018,957,936

	Other Assets and Liabilities (net) — 0.7%	7,348,637

	TOTAL NET ASSETS — 100.0%	$1,026,306,573

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class II shares of GMO Emerging Markets Fund returned +23.89% (net) for the fiscal year ended February 28, 2021, as compared with +36.05% for the MSCI Emerging Markets Index.

Country allocation contributed to the Fund’s relative returns for the fiscal year. In particular, the Fund’s underweight positions in Brazil Financials and India Financials added to relative performance.

Stock selection detracted from the Fund’s relative returns for the fiscal year. Fund stock selection in Taiwan Information Technology and China Financials hurt relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Emerging Markets Fund Class II Shares, the MSCI Emerging Markets Index and

the S&P/IFCI Composite

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

*

For the period 2/26/2019 to 2/26/2020, no Class V shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class II, III, V, VI, R6 and I the gross expense ratio of 0.97%, 0.90%, 0.84%, 0.81%, 0.97% and 1.07%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.94%, 0.89%, 0.79%, 0.76%, 0.94% and 0.99% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	93.7%
Preferred Stocks	3.2
Investment Funds	0.7
Debt Obligations	0.6
Short-Term Investments	0.5
Futures Contracts	0.2
Swap Contracts	0.0	^
Other	1.1

	100.0%

Country/Region Summary¤	% of Investments
China	33.9%
Taiwan	22.5
Russia	15.5
United States	9.5	*
Mexico	2.5
South Korea	2.5
Indonesia	2.3
India	2.2
Kuwait	1.8
South Africa	1.5
Thailand	1.0
Poland	0.7
United Kingdom	0.6	*
Qatar	0.5
Pakistan	0.5
Brazil	0.4
Argentina	0.4
United Arab Emirates	0.3
Turkey	0.3
Vietnam	0.3
Philippines	0.3
Saudi Arabia	0.2
Czech Republic	0.2
Colombia	0.1
Sri Lanka	0.0	^
Egypt	0.0	^
Chile	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	18.0%
Technology Hardware & Equipment	11.4
Semiconductors & Semiconductor Equipment	11.2
Materials	10.2
Media & Entertainment	8.2
Retailing	6.3
Energy	5.8
Real Estate	4.5
Insurance	4.1
Capital Goods	4.0
Automobiles & Components	3.8
Food, Beverage & Tobacco	2.9
Diversified Financials	2.4
Consumer Durables & Apparel	2.0
Software & Services	1.6
Utilities	1.1
Household & Personal Products	1.0
Food & Staples Retailing	0.7
Transportation	0.4
Telecommunication Services	0.3
Consumer Services	0.1
Pharmaceuticals, Biotechnology & Life Sciences	0.0	^
Commercial & Professional Services	0.0	^

	100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 93.7%

	Argentina — 0.4%

228,200	Banco BBVA Argentina SA ADR * (a)	618,422

16,800	Banco Macro SA ADR *	227,808

44,100	Globant SA *	9,469,152

351,800	Grupo Financiero Galicia SA ADR	2,620,910

	Total Argentina	12,936,292

	Brazil — 0.5%

40,700	CPFL Energia SA	209,593

1,395,300	Vamos Locacao de Caminhoes, Maquinas e Equipamentos S.A. *	8,589,602

381,100	WEG SA	5,307,601

	Total Brazil	14,106,796

	Chile — 0.0%

47,403	Inversiones La Construccion SA	336,954

	China — 35.0%

4,731,000	361 Degrees International Ltd	1,085,641

852,000	Agile Group Holdings Ltd	1,203,250

90,794,590	Agricultural Bank of China Ltd – Class H	33,021,420

370,526	Alibaba Group Holding Ltd Sponsored ADR *	88,096,262

1,739,699	Anhui Conch Cement Co Ltd – Class H	11,179,791

113,500	Asia Cement China Holdings Corp	106,721

1,800	Autohome Inc ADR	205,272

19,800	Baidu Inc Sponsored ADR *	5,612,508

16,638,682	Bank of China Ltd – Class H	5,834,358

642,500	Budweiser Brewing Co APAC Ltd	1,960,096

1,518,208	BYD Co Ltd – Class A	46,267,170

1,898,000	BYD Electronic International Co Ltd (a)	10,556,184

10,819,878	China Communications Services Corp Ltd – Class H	5,117,814

125,110,148	China Construction Bank Corp – Class H	100,431,490

4,227,000	China Dongxiang Group Co Ltd	473,538

19,548,000	China Feihe Ltd	53,472,682

361,430	China International Travel Service Corp Ltd – Class A	17,226,266

1,564,000	China Lesso Group Holdings Ltd	2,888,178

8,920,000	China Machinery Engineering Corp – Class H	4,090,577

555,305	China Merchants Bank Co Ltd – Class A	4,389,266

2,794,000	China Oriental Group Co Ltd	876,687

128,000	China Overseas Grand Oceans Group Ltd	70,331

248,400	China Pacific Insurance Group Co Ltd – Class A	1,698,691

15,241,000	China Reinsurance Group Corp – Class H	1,688,446

74,000	China Resources Gas Group Ltd	369,950

6,118,000	China Resources Land Ltd	29,073,557

1,907,500	China Shenhua Energy Co Ltd – Class H	3,628,767

2,213,900	China Vanke Co Ltd – Class A	11,353,820

48,000	Chinasoft International Ltd *	50,808

9,257,714	Country Garden Holdings Co Ltd	11,523,508

Shares	Description	Value ($)

	China — continued

68,000	Country Garden Services Holdings Co Ltd	559,344

85,700	ENN Energy Holdings Ltd	1,310,533

4,252,769	Fangda Special Steel Technology Co Ltd – Class A *	4,731,111

2,660,000	Geely Automobile Holdings Ltd	8,604,323

1,919,000	Greenland Hong Kong Holdings Ltd	616,813

5,870,000	Guangdong Investment Ltd	10,483,324

277,200	Guangdong Tapai Group Co Ltd – Class A	539,036

381,000	Guotai Junan Securities Co Ltd – Class H	529,160

362,722	Hangzhou Robam Appliances Co Ltd – Class A	2,122,945

108,500	Hebei Construction Group Corp Ltd – Class H (a)	45,046

8,306,238	Hisense Home Appliances Group Co Ltd – Class A	19,241,384

313,000	Hisense Home Appliances Group Co Ltd – Class H	478,936

195,100	Hollysys Automation Technologies Ltd	2,938,206

10,248,000	Hua Han Health Industry Holdings Ltd * (b)	—

516,400	Huayu Automotive Systems Co Ltd – Class A	2,058,892

63,019,847	Industrial & Commercial Bank of China Ltd – Class H	41,228,855

2,500	Kuaishou Technology *	99,530

49,305	Kweichow Moutai Co Ltd – Class A	16,220,681

2,453,000	KWG Property Holding Ltd	3,715,549

2,533,000	Logan Group Co Ltd	3,943,374

2,546,000	Longfor Group Holdings Ltd	15,090,750

2,767,000	Lonking Holdings Ltd	1,023,256

293,700	Lufax Holding Ltd ADR *	4,411,374

259,500	Midea Group Co Ltd – Class A	3,741,917

544,200	NetEase Inc	11,879,270

620,800	NetEase Inc ADR	68,194,880

274,993	New China Life Insurance Co Ltd – Class A	2,217,209

3,600	Niu Technologies Sponsored ADR *	134,568

891,000	PAX Global Technology Ltd	818,904

28,885,000	PICC Property & Casualty Co Ltd – Class H	21,853,326

5,704,400	Qingling Motors Co Ltd – Class H	1,234,716

65,000	Road King Infrastructure Ltd	88,314

57,800	Shanghai Baosight Software Co Ltd – Class A	512,776

85,400	Shanghai Mechanical and Electrical Industry Co Ltd – Class A	242,139

3,068,789	Shenzhen Investment Ltd	1,105,163

2,317,481	Shenzhen YUTO Packaging Technology Co Ltd – Class A	11,105,514

4,945,000	Shimao Group Holdings Ltd	16,283,633

1,944,000	Sinopec Engineering Group Co Ltd – Class H	1,037,287

1,614,000	Sinotruk Hong Kong Ltd	5,150,981

3,567,051	Suofeiya Home Collection Co Ltd – Class A	18,675,043

1,322,965	Tencent Holdings Ltd	115,093,902

129,000	Tencent Holdings Ltd ADR	11,248,800

450,851	Tsingtao Brewery Co Ltd – Class A	5,565,002

212,000	Tsingtao Brewery Co Ltd – Class H	1,741,045

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	China — continued

1,068,500	Vipshop Holdings Ltd ADR *	39,876,420

13,711,831	Weifu High-Technology Group Co Ltd – Class A	48,857,754

8,050,100	Yangzijiang Shipbuilding Holdings Ltd	6,427,553

3,064,000	Yuzhou Group Holdings Co Ltd	1,180,983

86,907	Zhejiang Supor Co Ltd – Class A	1,013,279

1,249,629	Zhejiang Weixing New Building Materials Co Ltd – Class A	3,591,305

6,512,786	Zhengzhou Coal Mining Machinery Group Co Ltd – Class A	14,962,354

1,878,000	Zhongsheng Group Holdings Ltd	11,607,342

15,883,382	Zhuzhou Kibing Group Co Ltd – Class A	36,229,535

	Total China	1,055,216,385

	Czech Republic — 0.2%

36,319	CEZ AS	886,447

13,907	Komercni Banka AS *	434,079

1,201,627	Moneta Money Bank AS *	4,380,768

306	Philip Morris CR AS	217,059

	Total Czech Republic	5,918,353

	Egypt — 0.0%

105,984	Commercial International Bank Egypt SAE	417,500

100,934	Eastern Co SAE	95,436

176,784	Medinet Nasr Housing	42,035

387,481	Palm Hills Developments SAE *	42,373

	Total Egypt	597,344

	India — 3.5%

256,987	Asian Paints Ltd	7,981,961

11,950	Bajaj Consumer Care Ltd	39,403

27,610	Balrampur Chini Mills Ltd	66,174

10,859	Cochin Shipyard Ltd	54,720

419,720	Engineers India Ltd	453,701

11,567,064	Gayatri Projects Ltd * (c)	6,296,399

18,986	Gujarat Narmada Valley Fertilizers & Chemicals Ltd	75,320

598,198	HCL Technologies Ltd	7,411,404

230,960	HDFC Bank Ltd *	4,854,044

2	Hero MotoCorp Ltd	88

261,937	Hindustan Unilever Ltd	7,576,291

72,481	Hindustan Zinc Ltd	291,309

252,428	Housing Development Finance Corp Ltd	8,737,538

1,332,810	ICICI Bank Ltd *	10,949,210

476,400	Infosys Ltd Sponsored ADR	8,155,968

3,013,682	Jai Balaji Industries Ltd *	1,156,294

92,574	JSW Energy Ltd	90,414

1,322,083	Kiri Industries Ltd	8,155,193

386,197	Kotak Mahindra Bank Ltd *	9,417,933

5,280	Larsen & Toubro Infotech Ltd	258,698

3,330	Mahanagar Gas Ltd	52,656

Shares	Description	Value ($)

	India — continued

12,832	Mindtree Ltd	278,376

1,413,409	NBCC India Ltd	825,544

162,057	NCC Ltd	197,099

7,947	Oracle Financial Services Software Ltd	327,947

13,130	Redington India Ltd	32,683

193,830	Tata Consultancy Services Ltd	7,660,005

312,651	Titan Co Ltd	5,998,626

121,620	Welspun Corp Ltd	212,797

1,548,435	Wipro Ltd	8,626,103

	Total India	106,233,898

	Indonesia — 2.5%

1,401,900	Astra International Tbk PT	529,701

10,875,900	Bank Central Asia Tbk PT	25,588,226

9,819,700	Bank Mandiri Persero Tbk PT	4,204,827

12,413,500	Bank Negara Indonesia Persero Tbk PT	5,165,451

16,446,000	Bank Pembangunan Daerah Jawa Timur Tbk PT	975,022

72,331,200	Bank Rakyat Indonesia Persero Tbk PT	23,826,232

18,940,400	Bukit Asam Tbk PT	3,592,125

5,320,091	Indo Tambangraya Megah Tbk PT	4,542,396

598,500	Matahari Department Store Tbk PT *	52,812

206,516,700	Panin Financial Tbk PT *	3,323,771

28,266,100	Ramayana Lestari Sentosa Tbk PT	1,444,864

242,700	United Tractors Tbk PT	383,429

	Total Indonesia	73,628,856

	Kuwait — 1.9%

1,142,974	Alimtiaz Investment Group KSC *	417,149

221,596	Burgan Bank SAK	162,772

82,944	Gulf Bank KSCP	59,031

90,778	Gulf Cable & Electrical Industries Co KSCP	259,622

223,693	Humansoft Holding Co KSC *	2,827,697

10,778,354	Kuwait Finance House KSCP	25,600,745

1,696,339	Kuwait Projects Co Holding KSCP	955,352

1,228,141	Mobile Telecommunications Co KSC	2,534,328

8,916,416	National Bank of Kuwait SAKP	24,284,729

217,009	Qurain Petrochemical Industries Co	264,107

	Total Kuwait	57,365,532

	Mexico — 2.7%

1,100,600	Banco del Bajio SA *	1,277,308

3,359,400	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander Mexico *	3,182,606

273,100	Concentradora Fibra Danhos SA de CV (REIT)	334,701

1,679,200	Credito Real SAB de CV SOFOM ER *	915,008

194,000	El Puerto de Liverpool SAB de CV – Class C1	586,980

2,173,600	Fibra Uno Administracion SA de CV (REIT)	2,468,560

248,200	Gentera SAB de CV *	124,331

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Mexico — continued

503,400	Grupo Aeroportuario del Centro Norte SAB de CV *	2,905,239

8,596,300	Grupo Financiero Banorte SAB de CV – Class O *	43,168,456

472,800	Grupo Financiero Inbursa SAB de CV – Class O *	424,867

3,674,400	Grupo Mexico SAB de CV – Series B	17,419,196

76,800	Industrias Bachoco SAB de CV – Series B	254,691

403,627	Qualitas Controladora SAB de CV	2,190,517

430,700	Regional SAB de CV *	1,954,939

526,790	Unifin Financiera SAB de CV SOFOM ENR *	623,708

1,001,300	Wal-Mart de Mexico SAB de CV	2,849,644

	Total Mexico	80,680,751

	Pakistan — 0.5%

454,736	Engro Corp Ltd	871,345

6,181,635	Engro Fertilizers Ltd	2,548,123

1,732,776	Fauji Fertilizer Co Ltd	1,213,508

3,540	Indus Motor Co Ltd	25,051

39,201	Lucky Cement Ltd *	219,322

411,500	National Bank of Pakistan *	92,716

5,349,280	Oil & Gas Development Co Ltd	3,540,543

812,094	Pakistan Oilfields Ltd	2,053,921

3,383,334	Pakistan Petroleum Ltd	1,936,261

213,476	Pakistan State Oil Co Ltd *	319,462

741,830	Searle Co Ltd (The)	1,269,086

1,214,622	United Bank Ltd	979,886

	Total Pakistan	15,069,224

	Philippines — 0.3%

349,070	Manila Electric Co	1,947,196

32,739,800	Megaworld Corp	2,445,991

19,565,000	Metro Pacific Investments Corp	1,637,121

111,500	Metropolitan Bank & Trust Co	116,274

205,650	Security Bank Corp	555,253

6,276,900	Semirara Mining & Power Corp	1,650,028

	Total Philippines	8,351,863

	Poland — 0.7%

46,032	Budimex SA	4,250,534

31,007	Lubelski Wegiel Bogdanka SA *	192,524

2,254,022	Powszechny Zaklad Ubezpieczen SA *	17,568,792

	Total Poland	22,011,850

	Qatar — 0.6%

1,401,107	Doha Bank QPSC *	848,331

163,346	Masraf Al Rayan QSC	193,997

195,018	Qatar Electricity & Water Co QSC	930,379

3,072,981	Qatar National Bank QPSC	14,442,283

Shares	Description	Value ($)

	Qatar — continued

1,062,466	Qatar National Cement Co QSC	1,187,083

	Total Qatar	17,602,073

	Russia — 14.8%

29,324,710	Alrosa PJSC	39,150,433

1,054,350	Detsky Mir PJSC	2,007,466

66,973	Etalon Group Plc GDR (Registered)	115,401

234,095	Evraz Plc	1,879,313

1,423,020,000	Federal Grid Co Unified Energy System PJSC	4,097,996

91,130	Gazprom Neft PJSC	415,618

8,830	Gazprom Neft PJSC Sponsored ADR	200,178

700,819	Globaltrans Investment Plc Sponsored GDR (Registered)	4,667,413

90,928,000	Inter RAO UES PJSC	6,248,491

103,747	LSR Group PJSC	1,229,615

726,186	LSR Group PJSC GDR (Registered)	1,603,809

406,795	LUKOIL PJSC Sponsored ADR	30,310,872

382,337	M.Video PJSC	4,207,891

28,630	Magnit PJSC	1,889,267

215,198	Magnit PJSC Sponsored GDR (Registered)	2,929,371

5,841,080	Magnitogorsk Iron & Steel Works PJSC	4,250,997

237,839	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR (Registered)	2,246,427

1,545,956	MMC Norilsk Nickel PJSC ADR	48,717,639

254,900	Mobile TeleSystems PJSC Sponsored ADR	2,095,278

12,746,867	Moscow Exchange MICEX-RTS PJSC	29,530,577

30,576	Novatek PJSC Sponsered GDR (Registered)	5,231,793

1,174,620	Novolipetsk Steel PJSC	3,525,111

933,670	Novolipetsk Steel PJSC GDR	27,639,726

2,104,067	Polymetal International Plc	41,592,898

55,839	Polyus PJSC	10,516,582

198,536	Polyus PJSC GDR (Registered)	18,551,777

422,715	QIWI Plc Sponsored ADR	4,518,823

328,580	Raspadskaya OJSC	798,678

3,368	Ros Agro Plc GDR (Registered)	40,890

1,649,000	ROSSETI PJSC	37,637

56,474,000	RusHydro PJSC	592,713

82,660	Safmar Financial Investment *	538,563

3,393,099	Sberbank of Russia PJSC Sponsored ADR	49,376,170

218,705	Severstal PJSC	3,961,285

495,349	Severstal PJSC GDR (Registered)	8,852,006

25,259,100	Surgutneftegas PJSC	11,025,172

4,762,114	Surgutneftegas PJSC Sponsored ADR	20,362,123

566,690	Tatneft PJSC Sponsored ADR	23,715,157

118,515	TCS Group Holding Plc GDR (Registered)	6,198,138

54,484,000	Unipro PJSC	2,055,240

250,576	X5 Retail Group NV GDR (Registered) (d)	8,160,015

163,199	X5 Retail Group NV GDR (Registered) (d)	5,378,460

75,400	Yandex NV – Class A *	4,824,469

	Total Russia	445,287,478

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Saudi Arabia — 0.3%

328,983	Al Rajhi Bank	7,933,980

	South Africa — 1.6%

5,168	Astral Foods Ltd	46,177

35,216	AVI Ltd	164,760

696,472	Investec Ltd	1,823,450

44,073	Kumba Iron Ore Ltd	1,887,867

647,220	Lewis Group Ltd	1,103,846

399,187	Mr Price Group Ltd	4,597,899

9,105,984	Old Mutual Ltd	8,091,189

15,666,339	RMB Holdings Ltd *	1,547,527

4,603,100	Sanlam Ltd	18,494,874

1,531,296	Truworths International Ltd	4,899,800

377,683	Vodacom Group Ltd	3,110,423

384,517	Wilson Bayly Holmes-Ovcon Ltd *	2,450,040

	Total South Africa	48,217,852

	South Korea — 1.4%

290,034	BNK Financial Group Inc	1,519,372

5,320	Daou Data Corp *	62,577

119,069	DB Insurance Co Ltd	4,381,583

1,141,277	Dongwon Development Co Ltd	5,224,551

4,876	GS Home Shopping Inc	588,851

11,356	HDC Hyundai Development Co-Engineering & Construction	270,188

118,806	Korea Asset In Trust Co Ltd	409,875

8,449	KT Skylife Co Ltd	64,199

1,062	NCSoft Corp	882,055

15,971	NHN KCP Corp *	658,924

191,969	Samsung Electronics Co Ltd	14,068,569

7,195	Samsung Electronics Co Ltd GDR	13,315,702

	Total South Korea	41,446,446

	Sri Lanka — 0.0%

103,983,101	Anilana Hotels & Properties Ltd * (c)	678,007

	Taiwan — 24.0%

196,000	Accton Technology Corp	1,845,762

71,532	Acter Group Corp Ltd	510,644

1,206,035	Advantech Co Ltd	15,683,756

34,000	Airtac International Group	1,183,259

938,000	Alchip Technologies Ltd	29,745,761

542,689	Asustek Computer Inc	5,918,155

437,000	Aten International Co Ltd	1,378,963

129,200	Aurora Corp	404,111

7,316,000	Catcher Technology Co Ltd	50,366,159

7,680,153	Cathay Financial Holding Co Ltd	11,558,439

3,144,865	Chailease Holding Co Ltd	19,423,481

199,000	Chicony Electronics Co Ltd	669,528

5,305,000	China Development Financial Holding Corp	1,770,922

Shares	Description	Value ($)

	Taiwan — continued

623,000	China Life Insurance Co Ltd	507,293

746,000	Chong Hong Construction Co Ltd	2,193,471

3,599,400	Coretronic Corp	6,201,780

39,824,720	CTBC Financial Holding Co Ltd	28,591,668

441,000	Delta Electronics Inc	4,438,762

654,000	Elan Microelectronics Corp	4,034,176

1,583,000	Elite Material Co Ltd	9,593,819

2,794,000	Evergreen Marine Corp Taiwan Ltd *	3,805,232

1,610,000	Farglory Land Development Co Ltd	3,097,163

17,000	Feng Hsin Steel Co Ltd	43,137

5,037,000	FLEXium Interconnect Inc	22,763,750

2,054,075	Foxconn Technology Co Ltd	5,157,411

16,626,000	Fubon Financial Holding Co Ltd	29,774,756

65,000	Gold Circuit Electronics Ltd *	126,395

1,747,000	Grand Pacific Petrochemical *	1,494,575

19,350,532	Hon Hai Precision Industry Co Ltd	77,735,853

1,782,000	Huaku Development Co Ltd	5,636,700

1,379,806	IEI Integration Corp	2,594,154

104,900	Innodisk Corp	615,478

666,000	International Games System Co Ltd	19,786,614

284,000	Kung Long Batteries Industrial Co Ltd	1,452,140

2,842,000	Lite-On Technology Corp	6,057,089

112,000	Lotes Co Ltd	2,084,012

7,000	MediaTek Inc	224,676

437,000	Merry Electronics Co Ltd	2,147,496

2,016,000	Micro-Star International Co Ltd	10,782,656

83,000	Nan Liu Enterprise Co Ltd	507,355

244,000	Nantex Industry Co Ltd	562,964

976,810	Novatek Microelectronics Corp	16,632,379

259,000	Pegatron Corp	693,201

404,000	Quanta Computer Inc	1,232,284

10,518,870	Radiant Opto-Electronics Corp	45,089,933

304,000	Shin Kong Financial Holding Co Ltd	90,282

800,000	Shinkong Insurance Co Ltd	1,098,866

484,468	Simplo Technology Co Ltd	6,507,756

1,900,250	Syncmold Enterprise Corp	5,693,016

98,300	Tah Hsin Industrial Corp	258,515

1,621,000	Taiwan Cement Corp	2,442,600

8,687,000	Taiwan Semiconductor Manufacturing Co Ltd	189,785,116

10	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,259

48,000	TCI Co Ltd	364,588

272,000	Test Research Inc	568,811

1,104,000	Transcend Information Inc	2,590,693

1,149,160	Tripod Technology Corp	5,712,014

643,224	United Integrated Services Co Ltd	5,465,383

20,879,000	United Microelectronics Corp	40,709,120

987,000	Universal Inc	2,917,392

45,000	Vanguard International Semiconductor Corp	187,183

148,000	Yulon Nissan Motor Co Ltd	1,359,581

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Taiwan — continued

323,000	Zeng Hsing Industrial Co Ltd	1,740,206

	Total Taiwan	723,609,693

	Thailand — 1.1%

373,500	AP Thailand Pcl NVDR	89,856

851,800	Bangkok Bank Pcl (Foreign Registered)	3,400,666

657,300	Carabao Group Pcl NVDR	2,979,553

329,900	Carabao Group Pcl – Class F	1,495,444

464,900	Dynasty Ceramic Pcl NVDR	36,535

1,160,800	Kasikornbank Pcl (Foreign Registered)	5,334,690

997,400	KCE Electronics Pcl (Foreign Registered)	1,762,934

175,700	KCE Electronics Pcl NVDR	310,555

136,300	Origin Property Pcl NVDR	31,187

3,658,500	Pruksa Holding Pcl (Foreign Registered)	1,542,003

65,700	PTT Exploration & Production Pcl NVDR	245,197

1,708,392	Quality Houses Pcl (Foreign Registered)	132,381

300,700	Quality Houses Pcl NVDR	23,301

173,900	Siam Cement Pcl (The) (Foreign Registered)	2,093,205

206,600	Siam Cement Pcl (The) NVDR	2,486,809

1,649,100	Siam Commercial Bank Pcl (The) (Foreign Registered)	5,533,041

124,000	Siam Commercial Bank Pcl NVDR (The)	416,043

695,500	SPCG Pcl	453,203

68,400	SPCG Pcl NVDR	44,571

806,300	Sri Trang Agro-Industry Pcl NVDR	1,416,206

2,890,875	Supalai Pcl (Foreign Registered)	1,911,318

49,140,200	TMB Bank Pcl (Foreign Registered)	1,813,538

773,300	TTW Pcl (Foreign Registered)	304,337

31,200	TTW Pcl NVDR	12,279

	Total Thailand	33,868,852

	Turkey — 0.3%

46,211	Arcelik AS *	206,769

5	Aselsan Elektronik Sanayi Ve Ticaret AS	12

15,124,693	Dogan Sirketler Grubu Holding AS	6,462,300

11,064,699	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	3,352,149

	Total Turkey	10,021,230

	United Arab Emirates — 0.4%

280,127	Abu Dhabi Islamic Bank PJSC	376,495

4,562,734	Aldar Properties PJSC	4,444,282

1,619,662	Dubai Islamic Bank PJSC	2,056,553

523,814	Emaar Malls PJSC *	235,481

215,015	Emirates NBD Bank PJSC	646,243

941,768	First Abu Dhabi Bank PJSC	3,704,904

	Total United Arab Emirates	11,463,958

	United Kingdom — 0.7%

386,665	Unilever Plc	20,155,826

Shares	Description	Value ($)

	Vietnam — 0.3%

2,598,900	Hoa Phat Group JSC	5,140,845

239,000	PetroVietnam Gas JSC	928,602

30,000	PetroVietnam Nhon Trach 2 Power JSC	29,231

1,872,200	PetroVietnam Technical Services Corp	1,827,411

244,400	Pha Lai Thermal Power JSC	293,937

90,800	Vietnam Dairy Products JSC	413,161

380,800	Vinh Hoan Corp	656,710

	Total Vietnam	9,289,897

	TOTAL COMMON STOCKS (COST $2,547,700,949)	2,822,029,390

	PREFERRED STOCKS (e) — 3.2%

	Brazil — 0.0%

17,600	Cia de Transmissao de Energia Eletrica Paulista	75,058

19,700	Cia Energetica de Minas Gerais Sponsored ADR	41,567

	Total Brazil	116,625

	Colombia — 0.1%

37,863	Banco Davivienda SA	326,928

4,610,742	Grupo Aval Acciones y Valores SA	1,501,936

	Total Colombia	1,828,864

	Russia — 1.8%

247,039	Bashneft PJSC	3,815,177

232,210	Nizhnekamskneftekhim PJSC	247,593

92,692,100	Surgutneftegas PJSC	48,865,995

745	Transneft PJSC	1,431,774

	Total Russia	54,360,539

	South Korea — 1.2%

596,573	Samsung Electronics Co Ltd	38,587,442

	Taiwan — 0.1%

287,798	Chailease Holding Co Ltd *	1,027,757

605,412	CTBC Financial Holding Co Ltd	1,386,441

	Total Taiwan	2,414,198

	TOTAL PREFERRED STOCKS (COST $83,591,925)	97,307,668

	INVESTMENT FUNDS — 0.7%

	United States — 0.7%

339,625	iShares Core MSCI Emerging Markets ETF	21,983,926

	TOTAL INVESTMENT FUNDS (COST $23,437,606)	21,983,926

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value† / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.6%

	United States — 0.6%

17,500,000	U.S. Treasury Note, Variable Rate, USBM + 0.15%, 0.18%, due 01/31/22 (f)	17,512,148

	TOTAL DEBT OBLIGATIONS (COST $17,511,147)	17,512,148

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.3%

8,199,147	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (g)	8,199,147

	U.S. Government — 0.2%

5,000,000	U.S. Treasury Bill, 0.05%, due 07/22/21 (f) (h)	4,999,032

	TOTAL SHORT-TERM INVESTMENTS (COST $13,197,450)	13,198,179

	TOTAL INVESTMENTS — 98.7% (Cost $2,685,439,077)	2,972,031,311

	Other Assets and Liabilities (net) — 1.3%	40,509,040

	TOTAL NET ASSETS — 100.0%	$3,012,540,351

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys 3,997	Mini MSCI Emerging Markets	March 2021	$267,419,285	$6,256,645

Sales 1,157	SGX Nifty 50	March 2021	$33,655,332	$377,116

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Depreciation of Total Return on CSI 500 Index + (1 Month USD LIBOR minus 8.50%)	Appreciation on Total Return on CSI 500 Index	GS	USD	39,869,643	12/07/2021	At Maturity	$—	$225,326	$225,326

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)	All or a portion of this security is out on loan (Note 2).
(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Affiliated company (Note 10).
(d)	Securities are traded on separate exchanges for the same entity.
(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(f)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(g)	The rate disclosed is the 7 day net yield as of February 28, 2021.
(h)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	27

GMO International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class II shares of GMO International Equity Fund returned +21.58% (net) for the fiscal year ended February 28, 2021, as compared with +22.46% for the MSCI EAFE Index.

The environment continued to be characterized by valuation headwinds. The magnitude of the headwind is illustrated by the 12.0% underperformance of the MSCI EAFE Value Index when compared to the MSCI EAFE Growth Index for the fiscal year ended February 28, 2021. While valuation-oriented models faced headwinds, growth-oriented models and signals, which captured sentiment from other asset classes, helped performance.

Areas of notable positive stock selection included Australia, Materials, France, and Utilities. Top contributors included overweight positioning in Fortescue Metals (Australia Materials), Rio Tinto (Australia Materials), Dialog Semiconductor (Germany Information Technology), L’Oréal (France Consumer Staples), and Volvo (Sweden Industrials). Underweight positioning toward Real Estate, Financials, and Energy also added value.

Challenging areas for stock selection included the Netherlands, Japan, the U.K., Health Care, Consumer Discretionary, and Industrials. Top detractors included overweight positioning in International Consolidated Airlines (U.K. Industrials), WH Group (Hong Kong Consumer Staples), British American Tobacco (U.K. Consumer Staples), and GlaxoSmithKline (U.K. Health Care).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

28

GMO International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO International Equity Fund Class II Shares and the MSCI EAFE Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class II, III and IV the gross expense ratio of 0.76%, 0.69% and 0.63%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.73%, 0.66% and 0.60% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

29

GMO International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.9%
Short-Term Investments	3.9
Preferred Stocks	1.0
Futures Contracts	0.0 ^
Other	(1.8)

100.0%

Country/Region Summary¤	% of Investments
Japan	21.8%
United Kingdom	17.0
Netherlands	8.4
France	7.6
Germany	7.3
Australia	5.8
Switzerland	5.7
Spain	5.6
Singapore	4.2
Italy	3.2
Portugal	3.0
Hong Kong	3.0
Norway	2.4
Sweden	1.9
Belgium	1.2
Other Developed	1.1 ‡
Euro Region	0.8 §

100.0%

Industry Group Summary	% of Equity Investments#
Banks	12.4%
Pharmaceuticals, Biotechnology & Life Sciences	10.8
Materials	10.4
Capital Goods	9.7
Food, Beverage & Tobacco	7.7
Utilities	6.1
Automobiles & Components	5.8
Retailing	5.5
Consumer Durables & Apparel	5.3
Telecommunication Services	4.9
Semiconductors & Semiconductor Equipment	3.7
Technology Hardware & Equipment	3.2
Diversified Financials	3.1
Food & Staples Retailing	2.8
Insurance	2.0
Software & Services	1.8
Commercial & Professional Services	1.6
Energy	1.2
Transportation	1.0
Media & Entertainment	0.6
Consumer Services	0.2
Health Care Equipment & Services	0.1
Real Estate	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

§	“ Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

30

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 96.9%

	Australia — 5.7%

149,196	BHP Group Ltd	5,639,677

2,947,929	Fortescue Metals Group Ltd	54,442,814

89,611	Pact Group Holdings Ltd	225,692

631,614	Rio Tinto Ltd	61,973,956

677,187	Sandfire Resources Ltd	3,165,160

	Total Australia	125,447,299

	Belgium — 1.2%

57,116	Ageas SA/NV	3,201,451

203,332	AGFA-Gevaert NV *	911,169

50,435	bpost SA *	546,289

11,779	Orange Belgium SA	323,558

206,386	UCB SA	20,464,534

	Total Belgium	25,447,001

	Denmark — 0.0%

9,627	Per Aarsleff Holding A/S	430,434

6,540	Schouw & Co A/S	660,508

	Total Denmark	1,090,942

	Finland — 0.2%

160,422	Kesko Oyj – B Shares	4,081,799

	France — 7.5%

94,812	ArcelorMittal SA *	2,213,985

875,254	BNP Paribas SA *	52,031,601

9,833	Christian Dior SE	5,461,405

308,624	Cie de Saint-Gobain *	16,596,670

915,161	Credit Agricole SA *	12,822,758

7,932	Fnac Darty SA *	481,229

13,087	IPSOS	506,893

93,934	Metropole Television SA *	1,873,984

101	Renault SA * (a)	4,537

140,283	Renault SA * (a)	6,299,552

277,376	Sanofi	25,454,987

56,015	Schneider Electric SE	8,283,181

198,456	Societe Generale SA *	4,911,064

455,601	STMicroelectronics NV – NY Shares	17,704,655

68,982	Television Francaise 1 *	600,723

170,063	TOTAL SE (a)	7,930,058

14,586	TOTAL SE (a)	676,913

	Total France	163,854,195

	Germany — 6.2%

96,171	ADVA Optical Networking SE *	1,059,517

38,483	Bayerische Motoren Werke AG	3,325,274

39,992	Brenntag AG	3,098,856

818,494	CECONOMY AG *	5,102,812

Shares	Description	Value ($)

	Germany — continued

670,042	Daimler AG (Registered)	53,714,122

122,487	Deutsche Pfandbriefbank AG *	1,335,841

371,095	Dialog Semiconductor Plc *	28,846,305

27,689	DWS Group GmbH & Co KGaA	1,153,843

74,255	HeidelbergCement AG	5,873,058

40,908	Hornbach Holding AG & Co KGaA	3,860,797

5,326	Indus Holding AG	214,302

67,134	Siemens AG (Registered)	10,389,746

12,233	Software AG	543,568

42,705	Traton SE	1,189,583

67,422	Volkswagen AG	15,780,029

	Total Germany	135,487,653

	Hong Kong — 2.9%

243,285	BOC Hong Kong Holdings Ltd	808,316

1,380,487	Champion (REIT)	808,265

444,312	Chow Tai Fook Jewellery Group Ltd	609,355

1,295,600	Dah Sing Banking Group Ltd	1,420,726

357,269	Dah Sing Financial Holdings Ltd	1,154,854

3,995,207	Esprit Holdings Ltd *	474,063

5,141,585	IGG Inc	7,670,185

754,401	Johnson Electric Holdings Ltd	2,177,048

297,640	Kerry Logistics Network Ltd	866,689

696,326	Luk Fook Holdings International Ltd	1,765,932

1,181,877	Man Wah Holdings Ltd	2,583,593

1,232,331	Pacific Textiles Holdings Ltd	789,093

1,301,023	Shun Tak Holdings Ltd	440,787

1,160,026	SmarTone Telecommunications Holdings Ltd	733,760

331,288	Television Broadcasts Ltd	389,710

524,000	VSTECS Holdings Ltd	469,885

60,100	VTech Holdings Ltd	503,625

45,619,015	WH Group Ltd	40,916,124

	Total Hong Kong	64,582,010

	Ireland — 0.8%

61,868	CRH Plc *	2,685,765

232,852	CRH Plc Sponsored ADR	10,089,477

43,198	Glanbia Plc	558,020

32,499	Kingspan Group Plc *	2,357,236

46,669	Smurfit Kappa Group Plc	2,218,206

	Total Ireland	17,908,704

	Italy — 3.2%

697,920	Anima Holding SPA	3,343,349

129,516	CNH Industrial NV *	1,911,749

63,487	De’ Longhi SPA	2,345,920

2,461,526	Enel SPA	23,209,482

373,808	EXOR NV	29,964,012

2,610,733	Intesa Sanpaolo SPA *	6,712,280

See accompanying notes to the financial statements.	31

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Italy — continued

36,633	La Doria SPA	621,057

33,476	Unieuro SPA *	633,311

113,549	Unipol Gruppo SPA *	588,676

	Total Italy	69,329,836

	Japan — 21.5%

63,520	AOKI Holdings Inc	409,607

1,862,615	Asahi Kasei Corp	20,206,811

2,579,684	Astellas Pharma Inc	40,787,820

490,996	Brother Industries Ltd	9,728,991

39,484	Cawachi Ltd	1,060,874

75,238	Daiwabo Holdings Co Ltd	5,628,734

296,204	DCM Holdings Co Ltd	2,928,475

70,474	Dexerials Corp	1,027,593

53,548	Doutor Nichires Holdings Co Ltd	816,377

25,688	Fuji Corp	607,392

209,243	Fuji Electric Co Ltd	8,751,057

8,154	FUJIFILM Holdings Corp	466,248

52,252	Fujitsu General Ltd	1,417,323

243,732	Fujitsu Ltd	35,360,214

20,506	Fuyo General Lease Co Ltd	1,365,181

90,136	Geo Holdings Corp	1,014,207

17,653	Gunze Ltd	604,709

719,104	Hitachi Ltd	33,167,032

1,578,354	ITOCHU Corp	47,142,282

296,160	Japan Post Insurance Co Ltd	6,089,683

244,204	Japan Tobacco Inc	4,421,681

126,158	K’s Holdings Corp	1,692,262

35,100	Kajima Corp	450,464

127,044	Kanematsu Corp	1,621,830

1,687,196	KDDI Corp	52,595,756

36,181	Kohnan Shoji Co Ltd	986,813

41,893	Komeri Co Ltd	1,129,361

102,200	Marubeni Corp	765,676

110,457	MCJ Co Ltd	945,326

1,489,378	Mitsubishi Chemical Holdings Corp	10,415,096

87,250	Mitsubishi Gas Chemical Co Inc	2,043,638

5,462,918	Mitsubishi UFJ Financial Group Inc	28,733,283

159,438	Mitsui & Co Ltd	3,414,241

32,701	Mixi Inc	824,223

219,351	Mizuho Financial Group Inc	3,228,495

39,584	Modec Inc	645,574

7,800	Murata Manufacturing Co Ltd	668,653

145,533	NEC Networks & System Integration Corp	2,418,188

96,926	Nichias Corp	2,274,286

96,445	Nippo Corp	2,524,599

59,031	Nippon Signal Co Ltd	515,185

1,982,395	Nippon Telegraph & Telephone Corp	51,354,031

30,422	Nitto Denko Corp	2,611,338

244,726	Obayashi Corp	2,112,667

Shares	Description	Value ($)

	Japan — continued

84,866	Okinawa Electric Power Co (The)	1,136,044

128,086	Panasonic Corp	1,655,914

82,324	Press Kogyo Co Ltd	248,411

63,119	Prima Meat Packers Ltd	1,848,467

440,210	Renesas Electronics Corp *	4,842,607

29,683	San-A Co Ltd	1,157,917

86,695	Seiko Holdings Corp	1,448,459

419,112	Sekisui Chemical Co Ltd	7,510,950

2,358	Shinko Electric Industries Co Ltd	63,665

1,673,609	Sojitz Corp	4,427,342

56,963	Sony Corp	6,015,358

4,732,441	Sumitomo Chemical Co Ltd	23,039,021

56,638	T-Gaia Corp	973,530

5,700	TDK Corp	820,878

22,642	Tokyo Electron Ltd	9,442,098

37,577	Tokyo Seimitsu Co Ltd	1,646,925

130,975	Tokyu Construction Co Ltd	655,727

61,028	Towa Pharmaceutical Co Ltd	1,205,794

36,955	Toyota Tsusho Corp	1,558,815

24,269	TPR Co Ltd	337,422

99,477	TS Tech Co Ltd	2,784,522

66,471	TSI Holdings Co Ltd *	164,117

93,469	Valor Holdings Co Ltd	1,979,599

20,256	Warabeya Nichiyo Holdings Co Ltd	299,785

21,608	Yahagi Construction Co Ltd	167,566

	Total Japan	472,404,209

	Malta — 0.0%

15,858,986	BGP Holdings Plc * (b)	—

	Netherlands — 8.3%

53,939	ASM International NV	14,548,643

444,315	ASR Nederland NV	18,563,669

71,018	Heineken Holding NV	6,114,549

1,525,730	ING Groep NV	16,710,877

1,629,157	Koninklijke Ahold Delhaize NV	43,017,471

1,165,404	PostNL NV *	4,954,301

355,826	Randstad NV *	23,796,983

602,491	Signify NV *	26,253,445

1,198,594	Stellantis NV *	19,413,310

104,501	Wolters Kluwer NV	8,283,721

	Total Netherlands	181,656,969

	Norway — 2.3%

291,780	Aker Solutions ASA *	443,487

474,381	BW LPG Ltd	2,816,568

1,602,673	DNB ASA	31,135,751

152,387	Europris ASA	891,091

245,707	Norsk Hydro ASA	1,360,296

68,548	Norwegian Finans Holding ASA *	604,021

32	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Norway — continued

1,521,313	Orkla ASA	14,012,235

9,515	SpareBank 1 Nord Norge	84,317

	Total Norway	51,347,766

	Portugal — 3.0%

112,698	Altri SGPS SA	818,166

7,348,159	Banco Comercial Portugues SA – Class R *	1,034,973

251,742	CTT-Correios de Portugal SA *	757,970

336,778	EDP Renovaveis SA	7,346,938

7,187,563	EDP – Energias de Portugal SA	41,196,993

453,744	Galp Energia SGPS SA	5,072,150

527,116	Jeronimo Martins SGPS SA	8,158,450

554,313	REN – Redes Energeticas Nacionais SGPS SA	1,518,471

	Total Portugal	65,904,111

	Singapore — 4.2%

1,000,728	AEM Holdings Ltd	2,991,176

2,608,325	DBS Group Holdings Ltd	51,682,900

108,887	Jardine Cycle & Carriage Ltd	1,710,680

114,848	Oversea-Chinese Banking Corp Ltd	939,556

359,400	Sembcorp Industries Ltd	463,825

220,453	United Overseas Bank Ltd	4,048,403

622,875	Venture Corp Ltd	8,888,356

3,184,239	Wilmar International Ltd	12,536,693

11,237,022	Yangzijiang Shipbuilding Holdings Ltd	8,972,131

	Total Singapore	92,233,720

	Spain — 5.5%

210,951	Acerinox SA	2,445,230

262,824	ACS Actividades de Construccion y Servicios SA	8,030,436

2,603,283	Banco Bilbao Vizcaya Argentaria SA	14,476,537

1,979,200	Banco de Sabadell SA	987,622

6,235,430	Banco Santander SA *	21,681,178

123,811	Bankinter SA	816,035

2,244,418	CaixaBank SA	6,500,357

208,037	Cia de Distribucion Integral Logista Holdings SA	4,003,132

82,904	Ebro Foods SA	1,787,766

326,082	Endesa SA	8,057,588

3,910,699	Iberdrola SA	49,008,543

100,889	Mediaset Espana Comunicacion SA *	603,245

1,194,135	Unicaja Banco SA *	1,040,225

19,752	Viscofan SA	1,388,154

	Total Spain	120,826,048

	Sweden — 1.9%

348,864	Betsson AB *	2,848,681

178,725	Swedish Match AB	12,827,755

Shares	Description	Value ($)

	Sweden — continued

1,022,960	Volvo AB – B Shares *	26,188,182

	Total Sweden	41,864,618

	Switzerland — 5.7%

83,465	ABB Ltd (Registered)	2,402,914

24,662	Adecco Group AG (Registered)	1,552,147

44,650	Ascom Holding AG (Registered) *	706,368

1,472	Kardex Holding AG (Registered)	312,069

14,669	Logitech International SA (Registered)	1,559,530

9,414	Nestle SA (Registered)	982,526

449,658	Novartis AG (Registered)	38,727,432

20,002	Roche Holding AG	6,688,918

197,510	Roche Holding AG – Genusschein	64,794,891

107,199	UBS Group AG (Registered)	1,667,839

63,547	Wizz Air Holdings Plc *	4,713,625

3,995	Zehnder Group AG – Class RG	303,665

	Total Switzerland	124,411,924

	United Kingdom — 16.8%

1,015,354	3i Group Plc	15,762,345

131,351	Anglo American Plc	5,096,548

58,262	Antofagasta Plc	1,454,096

31,544	Ashtead Group Plc	1,713,834

195,982	Aviva Plc	992,923

505,443	Barclays Plc	1,128,012

3,143,674	Barratt Developments Plc *	29,215,243

161,614	Bellway Plc	6,334,625

226,705	Berkeley Group Holdings Plc (The)	12,844,432

125,281	BP Plc Sponsored ADR	3,058,109

1,054,824	British American Tobacco Plc	36,628,926

408,758	British American Tobacco Plc Sponsored ADR	14,331,056

285,118	BT Group Plc *	493,516

150,331	Coca-Cola HBC AG	4,714,156

10,580	Cranswick Plc	503,764

211,889	Dunelm Group Plc *	3,722,070

408,973	Electrocomponents Plc	5,548,377

188,144	Ferguson Plc	22,259,514

955,030	Ferrexpo Plc	4,478,880

2,327,043	Firstgroup Plc *	2,924,722

31,913	Fresnillo Plc	403,036

231,969	Galliford Try Holdings Plc *	442,125

2,052,715	GlaxoSmithKline Plc	34,251,129

62,999	Grafton Group Plc	871,430

102,673	Halfords Group Plc *	413,427

175,254	HSBC Holdings Plc *	1,049,810

623,966	IG Group Holdings Plc	6,805,753

603,422	Inchcape Plc *	5,984,501

1,173,046	JD Sports Fashion Plc *	13,634,312

3,400,835	Kingfisher Plc *	12,605,020

See accompanying notes to the financial statements.	33

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United Kingdom — continued

3,512,539	Legal & General Group Plc	12,772,272

309,064	National Express Group Plc *	1,287,263

299,994	Next Plc *	31,776,775

1,002,863	Persimmon Plc	36,339,104

619,350	Pets at Home Group Plc	3,414,766

344,457	Plus500 Ltd	6,598,307

872,951	QinetiQ Group Plc	3,635,114

206,318	Royal Dutch Shell Plc – A Shares	4,257,897

42,520	Royal Dutch Shell Plc – Class B Sponsored ADR	1,653,178

129,261	Royal Mail Plc *	819,393

53,539	Savills Plc *	864,132

850,876	Spirent Communications Plc	2,795,205

1,145,628	Tate & Lyle Plc	11,631,566

252,690	Vesuvius Plc	1,843,240

24,532	Vistry Group Plc *	288,500

	Total United Kingdom	369,642,403

	TOTAL COMMON STOCKS (COST $1,969,875,945)	2,127,521,207

	PREFERRED STOCKS (c) — 1.0%

	Germany — 1.0%

26,876	Bayerische Motoren Werke AG	1,820,049

22,630	Draegerwerk AG & Co KGaA	1,725,527

Par Value†/ Shares	Description	Value ($)

	Germay — continued

87,841	Volkswagen AG	18,378,075

	Total Germany	21,923,651

	TOTAL PREFERRED STOCKS (COST $19,599,884)	21,923,651

	SHORT-TERM INVESTMENTS — 3.9%

	Money Market Funds — 0.4%

8,354,174	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (d)	8,354,174

	U.S. Government — 3.5%

5,000,000	U.S. Treasury Bill, 0.05%, due 10/07/21 (e) (f)	4,998,472

42,000,000	U.S. Treasury Bill, 0.07%, due 12/02/21 (e)	41,978,023

30,000,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (e)	29,979,942

	Total U.S. Government	76,956,437

	TOTAL SHORT-TERM INVESTMENTS (COST $85,310,097)	85,310,611

	TOTAL INVESTMENTS — 101.8% (Cost $2,074,785,926)	2,234,755,469

	Other Assets and Liabilities (net) — (1.8%)	(40,191,794)

	TOTAL NET ASSETS — 100.0%	$2,194,563,675

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
155	MSCI EAFE	March 2021	$16,771,000	$(370,276)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

34	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Securities are traded on separate exchanges for the same entity.

(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(e)	The rate shown represents yield-to-maturity.

(f)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	35

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Usonian Japan Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Tokyo Stock Price Index (TR) is included for comparative purposes.

Class VI shares of GMO-Usonian Japan Value Creation Fund launched on September 14, 2020 and returned +18.82% (net) for the partial fiscal year ended February 28, 2021, as compared with +12.97% for the Tokyo Stock Price Index (TR).

During this period, equities rallied in Japan following the sharp decline driven by COVID-19 early in 2020. Expectations of a cyclical recovery and optimism surrounding reforms under Japan’s new Prime Minister Yoshihide Suga lifted the Japan equity markets to post-bubble highs. Also, for the first time after several periods, value outperformed growth in the Japanese stock market. Small cap stocks which the Fund favors, however, lagged as the Tokyo Stock Price Small Cap Index trailed the Tokyo Stock Price Index (TR) by 7.8%. By focusing on quality companies trading at attractive valuations with high liquidity, the Fund outperformed the MSCI Japan Value Index by 3.1%.

Relative to the Tokyo Stock Price Index (TR), security selection within sectors contributed to returns this period. Selection results in Financials and Real Estate made the largest positive impact while Consumer Discretionary and Materials detracted. Sector allocation also contributed to returns. An underweight in Health Care and overweight in Information Technology contributed to the returns, while an underweight in Communication Services and the portfolio’s cash position detracted. Stock selection mattered more than sector allocation.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

36

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO-Usonian Japan Value Creation Fund Class VI Shares and the Tokyo Stock Price Index (TR)

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

For Class VI the gross expense ratio of 0.74% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated October 25, 2020. For the Class listed above, the net expense ratio of 0.57% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least November 2, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

37

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	98.1%
Short-Term Investments	1.8
Other	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	19.2%
Technology Hardware & Equipment	12.1
Materials	10.6
Diversified Financials	9.8
Consumer Durables & Apparel	7.3
Food, Beverage & Tobacco	6.9
Commercial & Professional Services	5.7
Semiconductors & Semiconductor Equipment	4.6
Banks	4.4
Telecommunication Services	2.9
Real Estate	2.8
Pharmaceuticals, Biotechnology & Life Sciences	2.8
Automobiles & Components	2.7
Insurance	2.5
Media & Entertainment	2.3
Retailing	1.9
Transportation	1.5

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

38

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 98.1%

	Automobiles & Components — 2.6%

49,900	Toyota Industries Corp	4,287,279

	Banks — 4.3%

1,063,900	Mitsubishi UFJ Financial Group Inc	5,595,790

42,400	Sumitomo Mitsui Trust Holdings Inc	1,399,940

	Total Banks	6,995,730

	Capital Goods — 18.9%

434,900	Amada Co Ltd	5,313,613

143,500	Ebara Corp	5,407,260

184,300	Fuji Corp	4,357,771

364,800	Hazama Ando Corp	2,740,320

149,500	Kyowa Exeo Corp	3,831,243

121,400	Kyudenko Corp	4,017,478

418,800	Penta-Ocean Construction Co Ltd	3,130,068

109,400	Takuma Co Ltd	2,152,057

	Total Capital Goods	30,949,810

	Commercial & Professional Services — 5.6%

47,300	Secom Co Ltd	4,118,648

318,800	Toppan Printing Co Ltd	5,036,914

	Total Commercial & Professional Services	9,155,562

	Consumer Durables & Apparel — 7.2%

223,400	Asics Corp	3,683,056

310,600	Haseko Corp	3,863,040

236,600	Sumitomo Forestry Co Ltd	4,264,624

	Total Consumer Durables & Apparel	11,810,720

	Diversified Financials — 9.7%

99,700	JAFCO Group Co Ltd	6,115,290

340,500	ORIX Corp	5,809,853

84,200	Zenkoku Hosho Co Ltd	3,887,352

	Total Diversified Financials	15,812,495

	Food, Beverage & Tobacco — 6.8%

44,200	Morinaga & Co Ltd	1,596,384

93,900	NH Foods Ltd	3,972,724

413,800	Takara Holdings Inc	5,571,027

	Total Food, Beverage & Tobacco	11,140,135

	Insurance — 2.5%

143,800	MS&AD Insurance Group Holdings Inc	4,081,725

	Materials — 10.4%

122,900	Denka Co Ltd	4,644,561

130,200	Maruichi Steel Tube Ltd	2,987,245

271,200	Teijin Ltd	4,678,773

Shares	Description	Value ($)

	Materials — continued

254,400	Tosoh Corp	4,676,602

	Total Materials	16,987,181

	Media & Entertainment — 2.2%

100,100	Kadokawa Corp	3,685,200

	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%

140,700	Tsumura & Co	4,428,675

	Real Estate — 2.8%

270,700	Aeon Mall Co Ltd	4,581,185

	Retailing — 1.8%

224,300	K’s Holdings Corp	3,008,722

	Semiconductors & Semiconductor Equipment — 4.5%

30,400	Rohm Co Ltd	3,010,241

100,100	Tokyo Seimitsu Co Ltd	4,387,183

	Total Semiconductors & Semiconductor Equipment	7,397,424

	Technology Hardware & Equipment — 11.9%

129,400	Amano Corp	2,917,121

52,800	Daiwabo Holdings Co Ltd	3,950,094

109,900	Hitachi Ltd	5,068,887

71,700	Horiba Ltd	4,306,024

169,800	Yokogawa Electric Corp	3,247,461

	Total Technology Hardware & Equipment	19,489,587

	Telecommunication Services — 2.8%

148,500	KDDI Corp	4,629,261

	Transportation — 1.4%

56,300	Sankyu Inc	2,358,552

	TOTAL COMMON STOCKS (COST $140,386,697)	160,799,243

	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 1.8%

2,975,074	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	2,975,074

	TOTAL SHORT-TERM INVESTMENTS (COST $2,975,074)	2,975,074

	TOTAL INVESTMENTS — 99.9% (Cost $143,361,771)	163,774,317

	Other Assets and Liabilities (net) — 0.1%	97,703

	TOTAL NET ASSETS — 100.0%	$163,872,020

See accompanying notes to the financial statements.	39

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

40	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO Quality Fund returned +30.83% (net) for the fiscal year ended February 28, 2021, as compared with +31.29% for the S&P 500 Index.

Relative to the S&P 500, sector allocation contributed to the Fund’s returns this period. The Information Technology (overweight) and Utilities (underweight) allocations made the largest positive impact while Consumer Discretionary (underweight) and Health Care (overweight) detracted.

The Fund’s security selection results within sector detracted from relative returns. Selection results in Communication Services made the largest positive impact, while selection within Consumer Discretionary and Consumer Staples reduced returns. Sector allocation was largely offset by stock selection.

The allocation to non-U.S. stocks generated incremental returns.

Taiwan Semiconductor Manufacturing, Lam Research and Texas Instruments made a positive contribution while Coca-Cola, Amazon (underweight) and Wells Fargo had a negative impact.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

42

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III, IV, VI, R6 and I the gross expense ratio of 0.50%, 0.46%, 0.41%, 0.50% and 0.60%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.48%, 0.44%, 0.39%, 0.48% and 0.58% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

43

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	98.2%
Short-Term Investments	1.9
Mutual Funds	0.1
Other	(0.2)

100.0%

Country/Region Summary¤	% of Investments
United States	81.8%
United Kingdom	4.4
Taiwan	4.0
France	3.5
Germany	3.2
Switzerland	3.1

100.0%

Industry Group Summary	% of Equity Investments#
Software & Services	21.8%
Health Care Equipment & Services	13.7
Semiconductors & Semiconductor Equipment	10.8
Pharmaceuticals, Biotechnology & Life Sciences	9.4
Media & Entertainment	7.4
Banks	7.3
Capital Goods	6.9
Food, Beverage & Tobacco	4.7
Technology Hardware & Equipment	4.4
Diversified Financials	3.8
Retailing	2.8
Consumer Services	2.2
Household & Personal Products	2.2
Transportation	1.6
Consumer Durables & Apparel	1.0

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

44

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 98.2%

	Banks — 7.1%

5,676,732	US Bancorp	283,836,600

6,704,275	Wells Fargo & Co.	242,493,627

	Total Banks	526,330,227

	Capital Goods — 6.7%

985,440	3M Co.	172,511,126

534,705	Knorr-Bremse AG	68,095,933

1,250,944	Otis Worldwide Corp.	79,697,642

1,293,224	Safran SA *	176,282,659

	Total Capital Goods	496,587,360

	Consumer Durables & Apparel — 1.0%

120,049	LVMH Moet Hennessy Louis Vuitton SE	76,065,323

	Consumer Services — 2.2%

8,031,860	Compass Group Plc *	163,102,668

	Diversified Financials — 3.7%

1,226,624	American Express Co.	165,913,162

1,768,465	Charles Schwab Corp. (The)	109,149,660

	Total Diversified Financials	275,062,822

	Food, Beverage & Tobacco — 4.6%

5,741,890	Coca-Cola Co. (The)	281,295,191

541,621	Nestle SA (Registered)	56,528,236

	Total Food, Beverage & Tobacco	337,823,427

	Health Care Equipment & Services — 13.5%

1,083,757	Abbott Laboratories	129,812,413

655,713	Anthem, Inc.	198,805,625

1,894,908	Medtronic Plc	221,647,389

978,332	Quest Diagnostics, Inc.	113,085,396

989,979	UnitedHealth Group, Inc.	328,890,823

	Total Health Care Equipment & Services	992,241,646

	Household & Personal Products — 2.2%

2,829,591	Unilever Plc (a)	147,499,111

209,571	Unilever Plc (a)	10,886,802

	Total Household & Personal Products	158,385,913

	Media & Entertainment — 7.3%

107,460	Alphabet, Inc. – Class A *	217,274,449

69,741	Alphabet, Inc. – Class C *	142,052,653

681,688	Facebook, Inc. – Class A *	175,616,462

	Total Media & Entertainment	534,943,564

Shares	Description	Value ($)

	Pharmaceuticals, Biotechnology & Life Sciences — 9.2%

687,547	Eli Lilly & Co.	140,871,505

1,481,316	Johnson & Johnson	234,729,333

1,881,769	Merck & Co., Inc.	136,654,065

512,607	Roche Holding AG – Genusschein	168,165,230

	Total Pharmaceuticals, Biotechnology & Life Sciences	680,420,133

	Retailing — 2.8%

3,123,135	TJX Cos, Inc. (The)	206,095,679

	Semiconductors & Semiconductor Equipment — 10.6%

142,925	KLA Corp.	44,482,548

419,078	Lam Research Corp.	237,696,851

13,258,790	Taiwan Semiconductor Manufacturing Co Ltd	289,665,132

1,210,349	Texas Instruments, Inc.	208,506,822

	Total Semiconductors & Semiconductor Equipment	780,351,353

	Software & Services — 21.4%

1,085,595	Accenture Plc – Class A	272,375,785

199,510	Adobe, Inc. *	91,708,762

3,608,942	Cisco Systems, Inc.	161,933,228

1,828,851	Microsoft Corp.	424,988,395

3,916,903	Oracle Corp.	252,679,413

469,776	salesforce.com, Inc. *	101,706,504

1,326,911	SAP SE	164,121,220

510,734	Visa, Inc. – Class A	108,474,794

	Total Software & Services	1,577,988,101

	Technology Hardware & Equipment — 4.3%

2,627,448	Apple, Inc.	318,604,345

	Transportation — 1.6%

2,068,369	Lyft, Inc. – Class A *	115,208,153

	TOTAL COMMON STOCKS (COST $4,316,080,190)	7,239,210,714

	MUTUAL FUNDS — 0.1%

	Affiliated Issuers — 0.1%

1,950,587	GMO U.S. Treasury Fund	9,830,961

	TOTAL MUTUAL FUNDS (COST $9,752,901)	9,830,961

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 0.1%

5,016,314	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (b)	5,016,314

See accompanying notes to the financial statements.	45

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	U.S. Government — 1.8%

50,000,000	U.S. Treasury Bill, 0.07%, due 12/02/21 (c)	49,973,837

65,000,000	U.S. Treasury Bill, 0.08%, due 12/30/21 (c)	64,959,016

15,000,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (c)	14,989,971

	Total U.S. Government	129,922,824

	TOTAL SHORT-TERM INVESTMENTS (COST $134,915,909)	134,939,138

	TOTAL INVESTMENTS — 100.2% (Cost $4,460,749,000)	7,383,980,813

	Other Assets and Liabilities (net) — (0.2%)	(15,075,715)

	TOTAL NET ASSETS — 100.0%	$7,368,905,098

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Securities are traded on separate exchanges for the same entity.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(c)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

46	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) Commodity Producers Index is included for comparative purposes.

Class III shares of GMO Resources Fund returned +59.36% (net) for the fiscal year ended February 28, 2021, as compared with +24.02% for the MSCI ACWI Commodity Producers Index.

The different segments of the Resources sector had extremely divergent performance throughout the year, and we followed our value discipline to take profits from winning positions and redeploy capital to segments that had become more attractive.

The Fund’s positioning in Energy had a positive impact. Both the overweight to clean energy and underweight to fossil fuels contributed to performance. Stock selection was also strong in this sector. Canadian Solar, Kosmos Energy, and Renewable Energy Group Inc. were among the largest contributors.

The Fund’s overweight to industrial metals provided positive allocation and selection impacts. In particular, the copper exposure contributed, and Freeport-McMoRan Inc. was among the largest contributors.

The Fund’s overweight to agriculture provided positive allocation and selection impacts. The Mosaic Company, one of the world’s largest suppliers of phosphate and potash, was a strong contributor to performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

48

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Resources Fund Class III Shares, the MSCI ACWI Commodity Producers and the MSCI ACWI

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, IV, R6 and I the gross expense ratio of 0.73%, 0.68%, 0.73% and 0.81%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.73%, 0.68%, 0.73% and 0.81% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

49

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	90.7%
Preferred Stocks	8.8
Short-Term Investments	0.4
Rights/Warrants	0.0 ^
Other	0.1

100.0%

Country/Region Summary¤	% of Equity Investments
United States	22.0%
United Kingdom	13.9
Russia	13.0
Brazil	6.6
Canada	5.5
Other Emerging	5.3 †
Australia	4.8
China	4.5
India	2.9
Mexico	2.8
Norway	2.8
France	2.6
Japan	2.3
Finland	2.0
Other Developed	1.9 ‡
Chile	1.8
Austria	1.5
South Africa	1.5
Spain	1.3
Israel	1.0

100.0%

Industry Group Summary	% of Equity Investments#
Energy	53.4%
Industrial Metals	33.8
Agriculture	11.3
Water	1.5
Cash/Other	0.0 ^

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

50

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 90.7%

	Argentina — 1.0%

1,195,954	Adecoagro SA *	9,866,620

	Australia — 4.8%

3,941,938	Beach Energy Ltd (a)	4,978,132

14,700,000	Clean TeQ Holdings Ltd *	3,300,761

595,155	Fortescue Metals Group Ltd	10,991,416

4,770,582	Jupiter Mines Ltd (a)	1,313,675

464,939	Mineral Resources Ltd	13,547,623

1,705,962	Perenti Global Ltd	1,502,738

2,072,077	Sandfire Resources NL Ltd	9,684,850

379,161	Tassal Group Ltd	988,693

964,540	Western Areas Ltd (a)	1,910,190

	Total Australia	48,218,078

	Austria — 1.5%

316,787	OMV AG	15,262,527

	Brazil — 1.2%

871,700	Enauta Participacoes SA	2,020,517

385,300	Petroleo Brasileiro SA	1,522,857

1,343,357	Sao Martinho SA	7,483,603

138,000	SLC Agricola SA	1,009,107

	Total Brazil	12,036,084

	Canada — 5.5%

205,700	Canadian Solar Inc * (a)	9,653,501

273,400	Enerflex Ltd	1,877,665

439,500	Enerplus Corp	2,127,180

283,100	Frontera Energy Corp	1,405,934

1,286,100	Greenlane Renewables Inc * (a)	2,304,187

3,787,300	Ivanhoe Mines Ltd – Class A * (a)	23,361,861

10,084,500	Largo Resources Ltd * (a)	14,026,061

	Total Canada	54,756,389

	China — 4.4%

5,674,000	China High Speed Transmission Equipment Group Co Ltd	5,514,167

3,696,000	China Water Affairs Group Ltd	2,912,952

22,662,000	CNOOC Ltd	27,184,530

259,512	Sungrow Power Supply Co Ltd – Class A	3,474,844

2,469,800	Xinjiang Goldwind Science & Technology Co Ltd – Class H (a)	5,281,472

	Total China	44,367,965

	Denmark — 0.5%

24,677	Vestas Wind Systems A/S	4,627,553

	Finland — 2.0%

58,725	Kemira Oyj	949,855

Shares	Description	Value ($)

	Finland — continued

293,730	Neste Oyj	19,400,896

	Total Finland	20,350,751

	France — 2.6%

86,063	Suez	1,788,922

360,756	TOTAL SE	16,822,095

116,179	Veolia Environnement SA	3,115,498

58,741	Vilmorin & Cie SA	3,759,047

	Total France	25,485,562

	Germany — 0.7%

623,011	K+S AG (Registered)	6,970,379

	Hungary — 0.9%

1,205,803	MOL Hungarian Oil & Gas Plc *	8,662,853

	India — 2.9%

7,364,086	Oil & Natural Gas Corp Ltd	11,160,105

1,819,861	Oil India Ltd	3,115,690

5,366,100	Vedanta Ltd	14,940,128

	Total India	29,215,923

	Israel — 1.0%

63,085	Equital Ltd *	1,481,068

457,358	ICL Group Ltd	2,631,042

25,715	Israel Corp Ltd (The) *	5,766,286

94,114	Naphtha Israel Petroleum Corp Ltd *	421,573

	Total Israel	10,299,969

	Italy — 0.2%

673,609	Saipem SPA	1,884,350

	Japan — 2.3%

160,800	Ebara Corp	6,059,146

1,260,500	Inpex Corp	9,372,559

49,200	Japan Petroleum Exploration Co Ltd	1,035,872

116,000	Mitsubishi Materials Corp	2,748,090

53,600	Nittetsu Mining Co Ltd	3,378,922

	Total Japan	22,594,589

	Mexico — 2.8%

5,911,740	Grupo Mexico SAB de CV – Series B	28,025,734

	Norway — 2.8%

1,057,391	Austevoll Seafood ASA	12,114,837

3,286,527	DNO ASA *	3,080,928

510,554	Equinor ASA	9,682,342

180,507	TGS NOPEC Geophysical Co ASA	2,837,270

	Total Norway	27,715,377

See accompanying notes to the financial statements.	51

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Pakistan — 0.6%

3,324,222	Fauji Fertilizer Co Ltd	2,328,039

4,174,147	Oil & Gas Development Co Ltd	2,762,754

457,975	Pakistan Oilfields Ltd	1,158,295

	Total Pakistan	6,249,088

	Poland — 0.8%

5,600,374	Polskie Gornictwo Naftowe i Gazownictwo SA	8,335,353

	Russia — 11.2%

1,423,010	Gazprom Neft PJSC	6,489,950

391,915	LUKOIL PJSC Sponsored ADR	29,202,142

676,875	MMC Norilsk Nickel PJSC ADR	21,330,330

142,646	Novatek PJSC Sponsered GDR (Registered)	24,407,849

978,051	PhosAgro PJSC GDR (Registered)	17,145,956

575,419	Ros Agro Plc GDR (Registered)	6,985,964

826,739	Tatneft PJSC	5,829,745

	Total Russia	111,391,936

	Singapore — 0.0%

2,725,600	Ezra Holdings Ltd * (a) (b)	—

	South Africa — 1.5%

258,042	African Rainbow Minerals Ltd	5,013,977

468,300	Sasol Ltd *	5,789,057

887,040	Sibanye Stillwater Ltd	4,078,445

	Total South Africa	14,881,479

	South Korea — 0.4%

7,361	Korea Zinc Co Ltd	2,635,568

2,326	Young Poong Corp *	1,281,560

	Total South Korea	3,917,128

	Spain — 1.3%

1,054,283	Repsol SA	13,271,104

	Switzerland — 0.5%

1,962	Gurit Holding AG	4,956,935

	Thailand — 0.6%

1,638,064	PTT Exploration & Production Pcl (Foreign Registered)	6,113,369

	Turkey — 0.4%

1,846,744	Koza Anadolu Metal Madencilik Isletmeleri AS *	4,275,790

	Ukraine — 0.6%

388,867	Kernel Holding SA	5,668,871

	United Kingdom — 13.8%

261,834	Anglo American Plc	10,159,417

695,673	BHP Group Plc	22,094,933

Shares	Description	Value ($)

	United Kingdom — continued

1,054,467	BP Plc	4,318,594

1,173,251	Central Asia Metals Plc	3,941,862

1,840,873	Ferrexpo Plc	8,633,288

8,117,986	Glencore Plc *	33,036,934

1,193,830	John Wood Group Plc *	5,018,535

837,458	Petrofac Ltd * (a)	1,524,345

2,393,549	Royal Dutch Shell Plc – A Shares	48,958,800

	Total United Kingdom	137,686,708

	United States — 21.9%

104,600	AGCO Corp.	13,543,608

36,000	Ameresco, Inc. – Class A *	2,056,320

207,900	Baker Hughes Co.	5,089,392

134,000	Clean Energy Fuels Corp. *	1,747,360

417,800	Darling Ingredients, Inc. *	26,338,112

15,800	Deere & Co.	5,516,096

25,100	Enphase Energy, Inc. *	4,419,106

53,200	First Solar, Inc. *	4,310,264

626,582	Freeport-McMoRan, Inc. *	21,247,395

111,700	FutureFuel Corp.	1,639,756

1,021,924	GrafTech International Ltd.	12,089,361

17,065,100	Kosmos Energy Ltd.	52,560,508

153,100	Liberty Oilfield Services, Inc. – Class A	1,789,739

225,600	Livent Corp. *(a)	4,200,672

187,800	Montauk Renewables, Inc. *	2,403,840

359,707	Mosaic Co. (The)	10,575,386

364,100	NexTier Oilfield Solutions, Inc. *	1,693,065

391,700	ProPetro Holding Corp. *	4,492,799

237,030	Renewable Energy Group, Inc. *	18,433,823

61,255	SolarEdge Technologies, Inc. *	18,272,979

64,400	Sunrun, Inc. *	4,030,152

191,300	Talos Energy, Inc. *	2,025,867

	Total United States	218,475,600

	TOTAL COMMON STOCKS (COST $662,847,580)	905,564,064

	PREFERRED STOCKS (c) — 8.8%

	Brazil — 5.3%

4,295,460	Bradespar SA	48,180,404

1,255,300	Petroleo Brasileiro SA	4,981,598

	Total Brazil	53,162,002

	Chile — 1.7%

326,512	Sociedad Quimica y Minera de Chile SA Sponsored ADR	17,501,043

	Russia — 1.8%

74,885	Bashneft PJSC	1,156,496

5,747,484	Surgutneftegas PJSC	3,029,994

52	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Russia — continued

2,048,820	Tatneft PJSC	13,547,229

	Total Russia	17,733,719

	TOTAL PREFERRED STOCKS (COST $64,175,877)	88,396,764

	RIGHTS/WARRANTS — 0.0%

	Singapore — 0.0%

2,117,812	Ezion Holdings Ltd Expires * (a) (b)	—

	TOTAL RIGHTS/WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.0%

202,205	State Street Institutional Treasury Money Market Fund – Premier Class,0.01% (d)	202,205

	Total Money Market Funds	202,205

	U.S. Government — 0.4%

3,800,000	U.S. Treasury Bill, 0.07%, due 01/27/22 (e)	3,797,459

	Total U.S. Government	3,797,459

	TOTAL SHORT-TERM INVESTMENTS (COST $4,000,453)	3,999,664

	TOTAL INVESTMENTS — 99.9% (Cost $731,023,910)	997,960,492

	Other Assets and Liabilities (net) — 0.1%	855,766

	TOTAL NET ASSETS — 100.0%	$998,816,258

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan (Note 2).

(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	53

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team and the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO Tax-Managed International Equities Fund returned +20.53% (net) for the fiscal year ended February 28, 2021, as compared with +22.46% for the MSCI EAFE Index.

The environment continued to be characterized by valuation headwinds. The magnitude of the headwind is illustrated by the 12.0% underperformance of the MSCI EAFE Value Index when compared to the MSCI EAFE Growth Index for the fiscal year ended February 28, 2021. While valuation-oriented models faced headwinds, growth-oriented models and signals, which captured sentiment from other asset classes, helped performance.

Areas of notable positive stock selection included Australia, Materials, and Utilities. Top contributors included overweight positioning in Fortescue Metals (Australia Materials), Tokyo Electron (Japan Information Technology), Kia Motors (Korea Consumer Discretionary), Rio Tinto (Australia Materials), and Dialog Semiconductor (Germany Information Technology). Underweight positioning toward Financials, Real Estate, and Energy also added value.

Challenging areas for stock selection included Emerging Markets, the Netherlands, the U.K., Consumer Discretionary, Health Care, and Industrials. Top detractors included overweight positioning in Banco do Brasil (Brazil Financials), International Consolidated Airlines (U.K. Industrials), Barratt Developments (U.K. Consumer Discretionary), and British American Tobacco (U.K. Consumer Staples).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

54

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Tax-Managed International Equities Fund Class III Shares, the MSCI EAFE Index and

the MSCI EAFE Index (After Tax)

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III the gross expense ratio of 1.34% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.80% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

55

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.1%
Short-Term Investments	2.0
Preferred Stocks	1.0
Futures Contracts	0.0	^
Mutual Funds	0.0	^
Other	(0.1)

	100.0%

Country/Region Summary¤	% of Investments
Japan	21.4%
United Kingdom	13.8
Netherlands	8.2
France	7.4
Germany	7.2
Australia	5.6
Switzerland	5.4
Spain	4.9
Singapore	4.1
Portugal	2.8
Other Developed	2.5	‡
Italy	2.3
China	2.3
South Korea	2.2
Ireland	2.1
Other Emerging	2.0	†
Hong Kong	1.7
Turkey	1.6
Russia	1.4
Euro Region	1.1	§

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	12.1%
Materials	10.5
Capital Goods	10.5
Pharmaceuticals, Biotechnology & Life Sciences	9.7
Food, Beverage & Tobacco	6.6
Consumer Durables & Apparel	6.4
Utilities	5.6
Retailing	5.4
Automobiles & Components	5.3
Semiconductors & Semiconductor Equipment	5.3
Telecommunication Services	4.6
Diversified Financials	3.1
Technology Hardware & Equipment	3.1
Food & Staples Retailing	2.4
Software & Services	2.0
Insurance	1.9
Energy	1.4
Commercial & Professional Services	1.3
Transportation	0.9
Household & Personal Products	0.7
Health Care Equipment & Services	0.5
Media & Entertainment	0.4
Consumer Services	0.2
Real Estate	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

56

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 97.1%

	Australia — 5.6%

6,116	Accent Group Ltd	10,217

633	Australian Pharmaceutical Industries Ltd	542

52,571	Fortescue Metals Group Ltd	970,889

3,342	JB Hi-Fi Ltd	112,125

10,953	Rio Tinto Ltd	1,074,708

	Total Australia	2,168,481

	Belgium — 0.9%

197	Ageas SA/NV	11,042

39	Sofina SA	12,891

3,394	UCB SA	336,537

	Total Belgium	360,470

	Brazil — 0.4%

24,800	Banco do Brasil SA *	124,128

2,000	Cia de Saneamento do Parana *	7,063

5,200	Marfrig Global Foods SA *	12,897

3,600	Qualicorp Consultoria e Corretora de Seguros SA	20,293

	Total Brazil	164,381

	China — 2.3%

149,000	Bank of Communications Co Ltd – Class H	84,107

95,000	China Everbright Bank Co Ltd – Class H	41,113

94,000	China Hongqiao Group Ltd	116,527

90,000	China Lesso Group Holdings Ltd	166,200

54,000	China Medical System Holdings Ltd	84,353

34,000	China National Building Material Co Ltd – Class H	51,438

216,000	China Railway Group Ltd – Class H	114,067

24,000	China Resources Pharmaceutical Group Ltd	15,301

3,000	China SCE Group Holdings Ltd	1,241

12,000	Chongqing Rural Commercial Bank Co Ltd – Class H	5,289

11,000	PAX Global Technology Ltd	10,110

80,200	Shanghai Pharmaceuticals Holding Co Ltd – Class H	147,104

24,000	TCL Electronics Holdings Ltd *	19,534

10,000	Tianneng Power International Ltd	19,321

	Total China	875,705

	Denmark — 0.1%

2,720	Scandinavian Tobacco Group A/S	50,491

	Finland — 0.1%

826	Kesko Oyj – B Shares	21,017

	France — 7.3%

630	APERAM SA	26,406

600	ArcelorMittal SA *	14,011

12,818	BNP Paribas SA *	761,997

87	Christian Dior SE	48,321

Shares	Description	Value ($)

	France — continued

5,303	Cie de Saint-Gobain *	285,176

14,397	Credit Agricole SA *	201,723

1,112	Eiffage SA *	114,297

30	Faurecia SE *	1,552

246	Fnac Darty SA *	14,925

432	Kaufman & Broad SA	19,078

293	L’Oreal SA	106,930

309	La Francaise des Jeux SAEM	13,948

196	Legrand SA	17,040

555	Nexans SA *	43,132

1,207	Quadient SA	27,487

1,066	Renault SA *	47,870

770	Rexel SA *	14,423

3,579	Sanofi	328,447

2,562	Schneider Electric SE	378,854

410	SEB SA	73,651

10,266	Societe Generale SA *	254,046

1,220	Television Francaise 1 *	10,624

769	TOTAL SE	35,859

361	Valeo SA	12,758

	Total France	2,852,555

	Germany — 6.3%

276	AIXTRON SE *	6,271

362	BASF SE	29,616

889	Bayerische Motoren Werke AG	76,817

383	Bechtle AG	72,121

470	Brenntag SE	36,419

10,099	Daimler AG (Registered)	809,589

6,091	Dialog Semiconductor Plc *	473,471

316	DWS Group GmbH & Co KGaA	13,168

356	Elmos Semiconductor SE	14,245

2,493	HeidelbergCement AG	197,179

476	Henkel AG & Co KGaA	42,159

295	Hornbach Holding AG & Co KGaA	27,841

959	Merck KGaA	155,903

2,095	Siemens AG (Registered)	324,225

13	Software AG	578

401	Traton SE	11,170

631	Volkswagen AG	147,685

	Total Germany	2,438,457

	Hong Kong — 1.7%

11,200	Dah Sing Banking Group Ltd	12,282

88,000	IGG Inc	131,278

6,000	Johnson Electric Holdings Ltd	17,315

12,000	Kerry Logistics Network Ltd	34,942

1,200	VTech Holdings Ltd	10,056

507,000	WH Group Ltd	454,733

	Total Hong Kong	660,606

See accompanying notes to the financial statements.	57

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Hungary — 0.2%

3,883	Magyar Telekom Telecommunications Plc	5,264

2,515	Richter Gedeon Nyrt	71,547

	Total Hungary	76,811

	India — 0.4%

22,451	Power Finance Corp Ltd *	37,942

1,169	Rajesh Exports Ltd	8,099

56,184	REC Ltd	103,448

	Total India	149,489

	Ireland — 2.1%

6,765	CRH Plc	293,784

4,060	CRH Plc Sponsored ADR	175,920

432	Kerry Group Plc – Class A	51,979

110	Kingspan Group Plc *	7,979

5,872	Smurfit Kappa Group Plc (a)	276,772

521	Smurfit Kappa Group Plc (a)	24,763

	Total Ireland	831,197

	Italy — 2.3%

3,466	Arnoldo Mondadori Editore SPA *	6,535

1,103	De’ Longhi SPA	40,757

23,773	Enel SPA	224,153

6,372	EXOR NV	510,772

28,096	Intesa Sanpaolo SPA *	72,236

5,940	Unipol Gruppo SPA *	30,795

	Total Italy	885,248

	Japan — 21.2%

1,100	Asahi Kasei Corp	11,934

42,100	Astellas Pharma Inc	665,650

2,000	Bandai Namco Holdings Inc	152,984

6,100	Brother Industries Ltd	120,870

4,300	Chugai Pharmaceutical Co Ltd	193,049

1,100	Daiwabo Holdings Co Ltd	82,294

600	Dip Corp	16,474

700	Fuji Corp	16,552

2,800	FUJIFILM Holdings Corp	160,105

2,700	Fujitsu General Ltd	73,237

4,000	Fujitsu Ltd	580,313

6,600	Haseko Corp	82,087

6,900	Hitachi Ltd	318,247

29,900	ITOCHU Corp	893,053

4,200	Japan Post Insurance Co Ltd	86,361

5,200	Japan Tobacco Inc	94,154

4,300	K’s Holdings Corp	57,679

1,000	Kajima Corp	12,834

29,100	KDDI Corp	907,148

1,400	Kohnan Shoji Co Ltd	38,184

800	Komeri Co Ltd	21,567

Shares	Description	Value ($)

	Japan — continued

2,100	Marubeni Corp	15,733

1,000	MCJ Co Ltd	8,558

2,300	Mitsubishi Chemical Holdings Corp	16,084

2,500	Mitsubishi Gas Chemical Co Inc	58,557

87,200	Mitsubishi UFJ Financial Group Inc	458,645

1,700	Mitsui & Co Ltd	36,404

500	Mitsui Chemicals Inc	15,489

100	Murata Manufacturing Co Ltd	8,572

3,900	NEC Networks & System Integration Corp	64,803

1,000	Nichias Corp	23,464

33,200	Nippon Telegraph & Telephone Corp	860,048

700	Nitto Denko Corp	60,086

4,800	Obayashi Corp	41,437

900	Panasonic Corp	11,635

1,100	Sekisui Chemical Co Ltd	19,713

100	Shimamura Co Ltd	9,993

400	Shinko Electric Industries Co Ltd	10,800

18,800	Sojitz Corp	49,733

5,500	Sony Corp	580,806

2,600	Sumitomo Mitsui Financial Group Inc	91,794

400	Sushiro Global Holdings Ltd	15,001

600	TDK Corp	86,408

2,200	Tokyo Electron Ltd	917,437

8,800	Tosoh Corp	161,769

100	Toyo Suisan Kaisha Ltd	4,257

700	Toyota Tsusho Corp	29,527

2,000	Ushio Inc	25,036

1,300	Wacom Co Ltd	9,446

	Total Japan	8,276,011

	Malta — 0.0%

1,718,063	BGP Holdings Plc * (b)	—

	Netherlands — 8.1%

715	Aalberts NV	33,389

839	ABN AMRO Bank NV CVA *	9,647

1,600	ASM International NV	431,559

2,399	ASR Nederland NV	100,231

639	Heineken Holding NV	55,017

29,245	ING Groep NV	320,312

28,564	Koninklijke Ahold Delhaize NV	754,225

1,242	NN Group NV	57,348

23,795	PostNL NV *	101,156

5,902	Randstad NV *	394,715

10,654	Signify NV *	464,246

19,444	Stellantis NV *	314,929

2,754	TomTom NV *	25,847

1,177	Wolters Kluwer NV	93,300

	Total Netherlands	3,155,921

58	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Norway — 0.7%

10,797	Aker Solutions ASA *	16,411

3,525	BW LPG Ltd	20,929

5,880	Norsk Hydro ASA	32,553

19,143	Orkla ASA	176,319

1,503	SpareBank 1 Nord Norge	13,319

2,652	SpareBank 1 SR-Bank ASA *	30,543

	Total Norway	290,074

	Poland — 0.1%

233	Asseco Poland SA	4,135

1,891	Polski Koncern Naftowy ORLEN SA	29,664

15,098	Polskie Gornictwo Naftowe i Gazownictwo SA	22,471

	Total Poland	56,270

	Portugal — 2.8%

71,703	Banco Comercial Portugues SA – Class R *	10,099

6,605	EDP Renovaveis SA	144,090

135,560	EDP – Energias de Portugal SA	776,990

9,000	Jeronimo Martins SGPS SA	139,298

	Total Portugal	1,070,477

	Russia — 1.4%

23,152	Gazprom PJSC Sponsored ADR	133,917

705,000	Inter RAO UES PJSC	48,447

1,529	LUKOIL PJSC	114,587

1,819	LUKOIL PJSC Sponsored ADR	135,536

399,000	ROSSETI PJSC	9,107

5,368	Sberbank of Russia PJSC Sponsored ADR	78,115

9,800	Surgutneftegas PJSC	4,278

	Total Russia	523,987

	Singapore — 4.1%

17,700	AEM Holdings Ltd	52,905

2,800	CapitaLand Ltd	6,629

36,899	DBS Group Holdings Ltd	731,139

6,000	Jardine Cycle & Carriage Ltd	94,264

200	Mapletree Industrial Trust (REIT)	397

20,500	Oversea-Chinese Banking Corp Ltd	167,708

7,900	Sembcorp Industries Ltd	10,195

11,700	Venture Corp Ltd	166,958

55,500	Wilmar International Ltd	218,509

155,600	Yangzijiang Shipbuilding Holdings Ltd	124,238

16,000	Yanlord Land Group Ltd	13,737

	Total Singapore	1,586,679

	South Africa — 0.1%

2,613	Aspen Pharmacare Holdings Ltd *	24,569

11,423	Netcare Ltd *	10,329

	Total South Africa	34,898

Shares	Description	Value ($)

	South Korea — 2.2%

419	DoubleUGames Co Ltd	20,580

10,612	Hana Financial Group Inc	348,568

5,380	Kia Motors Corp	379,334

293	Sebang Global Battery Co Ltd	23,484

2,117	Shinhan Financial Group Co Ltd *	61,620

575	Yuhan Corp	31,686

	Total South Korea	865,272

	Spain — 4.8%

2,262	Acerinox SA	26,220

1,460	ACS Actividades de Construccion y Servicios SA	44,609

1,056	Aena SME SA *	179,103

22,204	Banco Bilbao Vizcaya Argentaria SA	123,474

22,481	Banco de Sabadell SA	11,218

41,145	Banco Santander SA *	143,065

1,900	Bankinter SA	12,523

7,463	Endesa SA	184,413

55,854	Iberdrola SA	699,957

13,370	Industria de Diseno Textil SA	440,852

9	Red Electrica Corp SA	150

229	Viscofan SA	16,094

	Total Spain	1,881,678

	Sweden — 0.6%

1,355	Betsson AB *	11,064

911	Mycronic AB	22,881

1,530	Skanska AB – B Shares	37,022

1,541	Swedish Match AB	110,603

2,393	Volvo AB – A Shares *	61,470

4	Volvo AB – B Shares *	103

	Total Sweden	243,143

	Switzerland — 5.4%

3,412	ABB Ltd (Registered)	98,230

160	ALSO Holding AG (Registered) *	43,432

363	Logitech International SA (Registered)	38,592

176	Nestle SA (Registered)	18,369

6,501	Novartis AG (Registered)	559,908

207	Roche Holding AG	69,223

3,622	Roche Holding AG – Genusschein	1,188,229

3,380	UBS Group AG (Registered)	52,587

165	Vetropack Holding AG (Registered) *	10,364

155	Wizz Air Holdings Plc *	11,497

	Total Switzerland	2,090,431

	Taiwan — 0.6%

10,000	Hon Hai Precision Industry Co Ltd	40,173

77,000	Pou Chen Corp	83,443

27,000	Radiant Opto-Electronics Corp	115,738

See accompanying notes to the financial statements.	59

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Taiwan — continued

5,302	TOPBI International Holdings Ltd	2,545

	Total Taiwan	241,899

	Thailand — 0.0%

52,700	AP Thailand Pcl NVDR	12,678

	Turkey — 1.6%

61,796	Eregli Demir ve Celik Fabrikalari TAS	121,884

27,934	Haci Omer Sabanci Holding AS	39,570

5,612	Selcuk Ecza Deposu Ticaret ve Sanayi AS	8,613

330	TAV Havalimanlari Holding AS	1,110

1,488	Turk Telekomunikasyon AS	1,559

199,920	Turkiye Garanti Bankasi AS *	241,144

130,228	Turkiye Is Bankasi AS – Class C *	100,611

52,733	Turkiye Sinai Kalkinma Bankasi AS *	11,730

1,982	Turkiye Sise ve Cam Fabrikalari AS	1,908

228,580	Yapi ve Kredi Bankasi AS *	81,679

	Total Turkey	609,808

	United Kingdom — 13.7%

17,030	3i Group Plc	264,374

2,609	Anglo American Plc	101,232

2,775	Antofagasta Plc	69,258

16,382	Aviva Plc	82,998

7,071	B&M European Value Retail SA	54,090

35,704	BAE Systems Plc	241,682

45,185	Barratt Developments Plc *	419,920

1,908	Bellway Plc	74,786

3,984	Berkeley Group Holdings Plc (The)	225,722

9,844	British American Tobacco Plc	341,834

16,100	British American Tobacco Plc Sponsored ADR	564,466

370	Bunzl Plc	11,552

2,970	Coca-Cola HBC AG*	93,135

1,089	Computacenter Plc	31,747

443	Cranswick Plc	21,093

4,124	Dunelm Group Plc *	72,443

5,739	Electrocomponents Plc	77,859

4,255	Ferguson Plc	503,413

16,208	Ferrexpo Plc	76,012

735	Fresnillo Plc	9,282

5,217	Howden Joinery Group Plc *	50,765

5,642	IG Group Holdings Plc	61,539

654	IMI Plc	11,994

2,037	Imperial Brands Plc	37,955

11,280	Inchcape Plc *	111,871

7,940	JD Sports Fashion Plc *	92,287

6,108	John Laing Group Plc	25,746

58,182	Kingfisher Plc *	215,649

95,214	Legal & General Group Plc	346,216

610	Morgan Sindall Group Plc	14,092

Shares	Description	Value ($)

	United Kingdom — continued

1,844	Next Plc *	195,325

1,774	OSB Group Plc *	10,964

13,118	Persimmon Plc	475,335

81	Phoenix Group Holdings Plc	804

4,503	Plus500 Ltd	86,258

11,898	QinetiQ Group Plc	49,545

6,954	Spirent Communications Plc	22,844

19,783	Tate & Lyle Plc	200,857

	Total United Kingdom	5,346,944

	TOTAL COMMON STOCKS (COST $27,353,611)	37,821,078

	PREFERRED STOCKS (c) — 1.0%

	Brazil — 0.1%

2,000	Cia Paranaense de Energia – Class B	20,906

	Germany — 0.8%

458	Bayerische Motoren Werke AG	31,016

186	Draegerwerk AG & Co KGaA	14,182

1,305	Henkel AG & Co KGaA	128,520

222	Jungheinrich AG	9,594

689	Volkswagen AG	144,153

	Total Germany	327,465

	Russia — 0.1%

43,100	Surgutneftegas PJSC	22,721

	TOTAL PREFERRED STOCKS (COST $316,512)	371,092

	MUTUAL FUNDS — 0.0%

	United States — 0.0%

	Affiliated Issuers — 0.0%

1,025	GMO U.S. Treasury Fund	5,165

	TOTAL MUTUAL FUNDS (COST $5,123)	5,165

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 2.0%

791,693	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (d)	791,693

	TOTAL SHORT-TERM INVESTMENTS (COST $791,693)	791,693

	TOTAL INVESTMENTS — 100.1% (Cost $28,466,939)	38,989,028

	Other Assets and Liabilities (net) — (0.1%)	(29,468)

	TOTAL NET ASSETS — 100.0%	$38,959,560

60	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
4	MSCI EAFE	March 2021	$432,800	$7,519

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Securities are traded on separate exchanges for the same entity.

(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	61

GMO U.S. Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P Composite 1500 Index is included for comparative purposes.

Class III shares of GMO U.S. Equity Fund returned +33.74% (net) for the fiscal year ended February 28, 2021, as compared with +32.19% for the S&P Composite 1500 Index. As of April 1, 2020, the Fund’s benchmark was changed from the Russell 3000 Index to the S&P Composite 1500 Index, which GMO believes to be a better representation of the Fund’s strategy. Over the year ended February 28, 2021 the Russell 3000 Index returned +35.33%.

The Fund outperformed the S&P Composite 1500 Index despite an environment which continued to be characterized by valuation headwinds. The magnitude of the headwind is illustrated by the 18.8% underperformance of the S&P 1500 Composite Value Index when compared to the S&P 1500 Composite Growth Index for the year ended February 28, 2021. While valuation-oriented models posted modest outperformance, growth-oriented models were key to the Fund’s value added.

Stock selection detracted from relative performance, while sector allocation was additive over the period. These performance themes were broadly similar whether the Fund was compared to the S&P Composite 1500 Index or the Russell 3000 Index. However, stock selection was more challenging relative to the Russell 3000 Index. The largest difference was driven by Tesla, which was the largest detractor relative to the Russell 3000 Index after having been included in the index for the full fiscal year. In contrast, Tesla’s performance was relatively flat from the time of its S&P inclusion to the end of the fiscal year and had little impact on performance relative the S&P Composite 1500 Index.

Sector allocation added value from both overweight and underweight positioning. Underweights which added value included Utilities, Real Estate, Energy, and Financials. Overweights toward Information Technology and Consumer Discretionary also made positive contributions toward benchmark relative performance.

Top detractors included a mix of companies held underweight and overweight. Underweight positions among the top detractors included Apple (Information Technology), Amazon (Consumer Discretionary), and PayPal (Information Technology). Overweight positioning toward attractively valued names including PepsiCo (Consumer Staples) and Biogen (Health Care) also detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

62

GMO U.S. Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO U.S. Equity Fund Class III Shares, the S&P Composite 1500 Index and the Russell 3000 Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

As of April 1, 2020, the U.S. Equity Fund changed its benchmark so that the Fund now seeks to generate high total return in excess of that of the S&P 1500 Index. The Fund formerly sought to outperform the Russell 3000 Index.

For S&P and Russell disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III and VI the gross expense ratio of 0.49% and 0.40%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding Net Expense Ratio of 0.46% and 0.37% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

63

GMO U.S. Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	99.0%
Mutual Funds	0.8
Short-Term Investments	0.1
Futures Contracts	0.0 ^
Other	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Software & Services	10.7%
Retailing	10.7
Technology Hardware & Equipment	10.2
Capital Goods	9.8
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Media & Entertainment	6.9
Banks	6.5
Semiconductors & Semiconductor Equipment	6.3
Materials	5.9
Diversified Financials	4.8
Consumer Durables & Apparel	4.5
Insurance	2.9
Health Care Equipment & Services	2.9
Food, Beverage & Tobacco	2.8
Energy	2.5
Commercial & Professional Services	1.4
Food & Staples Retailing	1.0
Automobiles & Components	1.0
Household & Personal Products	0.7
Telecommunication Services	0.7
Consumer Services	0.4
Real Estate	0.2
Transportation	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

64

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 99.0%

	Automobiles & Components — 0.9%

4,463	Autoliv, Inc.	401,670

24,882	BorgWarner, Inc.	1,119,690

5,577	Cooper Tire & Rubber Co.	319,228

13,214	Dana, Inc.	314,625

5,921	Lear Corp.	983,419

4,033	Standard Motor Products, Inc.	169,426

	Total Automobiles & Components	3,308,058

	Banks — 6.4%

28,192	Associated Banc-Corp.	568,069

45,341	Citizens Financial Group, Inc.	1,969,613

3,518	Comerica, Inc.	239,576

10,951	East West Bancorp, Inc.	790,224

22,394	Eastern Bankshares, Inc. *	394,358

52,348	Fifth Third Bancorp	1,815,952

18,533	First Horizon Corp.	300,235

5,749	Flagstar Bancorp, Inc.	249,449

10,500	Fulton Financial Corp.	162,225

11,498	Hilltop Holdings, Inc.	379,894

48,735	Huntington Bancshares, Inc.	747,595

35,339	JPMorgan Chase & Co.	5,200,841

11,669	KeyCorp.	235,014

4,760	M&T Bank Corp.	718,474

29,172	MGIC Investment Corp.	355,315

5,063	PennyMac Financial Services, Inc.	299,780

11,412	PNC Financial Services Group, Inc. (The)	1,921,324

3,776	Popular, Inc.	252,312

52,596	Regions Financial Corp.	1,085,055

2,231	Signature Bank/New York NY	487,117

1,287	SVB Financial Group *	650,398

4,800	Trustmark Corp.	144,768

2,000	UMB Financial Corp.	168,740

51,395	US Bancorp	2,569,750

3,518	Walker & Dunlop, Inc.	350,604

5,518	Wintrust Financial Corp.	406,456

	Total Banks	22,463,138

	Capital Goods — 9.7%

1,974	3M Co.	345,568

12,580	A O Smith Corp.	746,875

9,353	AGCO Corp.	1,211,026

11,240	Allison Transmission Holdings, Inc.	426,221

13,042	API Group Corp. *	241,277

5,047	Boise Cascade Co.	252,047

22,459	Builders FirstSource, Inc. *	971,689

1,802	Carlisle Cos, Inc.	261,741

82,053	Carrier Global Corp.	2,997,396

5,406	Crane Co.	453,347

Shares	Description	Value ($)

	Capital Goods — continued

12,406	Cummins, Inc.	3,141,199

5,835	Curtiss-Wright Corp.	644,709

2,700	Deere & Co.	942,624

18,962	Eaton Corp Plc	2,468,663

8,050	EMCOR Group, Inc.	783,828

3,020	Emerson Electric Co.	259,418

8,404	Federal Signal Corp.	305,990

13,643	Fortive Corp.	897,982

3,947	Generac Holdings, Inc. *	1,300,773

3,261	Gibraltar Industries, Inc. *	284,848

11,583	Masco Corp.	616,447

5,488	Moog, Inc. – Class A	426,198

10,983	Mueller Industries, Inc.	446,349

8,864	Oshkosh Corp.	939,584

11,581	Owens Corning	938,293

24,282	PACCAR, Inc.	2,209,419

6,178	Parker-Hannifin Corp.	1,772,839

10,039	Resideo Technologies, Inc. *	241,137

5,063	Stanley Black & Decker, Inc.	885,215

1,094	Teledyne Technologies, Inc. *	405,874

29,917	Textron, Inc.	1,506,022

7,361	Timken Co. (The)	576,734

2,403	Toro Co. (The)	242,150

11,048	Trane Technologies Plc	1,692,996

31,836	UFP Industries, Inc.	1,941,996

515	WW Grainger, Inc.	191,946

	Total Capital Goods	33,970,420

	Commercial & Professional Services — 1.4%

9,095	Booz Allen Hamilton Holding Corp.	701,588

10,304	Brady Corp. – Class A	540,033

1,116	CACI International, Inc. – Class A *	247,015

14,243	CBIZ, Inc. *	429,426

2,746	Cimpress Plc *	272,074

8,323	CoreLogic Inc/United States	704,625

11,759	Herman Miller, Inc.	451,017

16,128	HNI Corp.	573,996

3,800	Kforce, Inc.	195,130

6,607	ManpowerGroup, Inc.	623,965

15,444	Steelcase, Inc. – Class A	215,289

	Total Commercial & Professional Services	4,954,158

	Consumer Durables & Apparel — 4.5%

2,574	Deckers Outdoor Corp. *	839,407

25,226	DR Horton, Inc.	1,939,123

9,800	Ethan Allen Interiors, Inc.	251,076

28,141	Garmin Ltd.	3,490,047

1,802	Helen of Troy Ltd. *	390,674

28,981	La-Z-Boy, Inc.	1,234,880

4,634	Leggett & Platt, Inc.	200,513

See accompanying notes to the financial statements.	65

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Consumer Durables & Apparel — continued

19,971	MDC Holdings, Inc.	1,129,759

4,805	Mohawk Industries, Inc. *	840,827

164	NVR, Inc. *	738,138

9,095	Polaris, Inc.	1,071,027

43,230	PulteGroup, Inc.	1,950,105

1,819	Ralph Lauren Corp.	212,969

16,817	Tempur Sealy International, Inc.	561,856

51,052	TRI Pointe Group, Inc. *	969,988

	Total Consumer Durables & Apparel	15,820,389

	Consumer Services — 0.4%

900	Graham Holdings Co. – Class B	540,747

31,832	H&R Block, Inc.	612,130

17,675	Perdoceo Education Corp. *	227,477

	Total Consumer Services	1,380,354

	Diversified Financials — 4.8%

33,307	Ally Financial, Inc.	1,382,240

7,637	American Express Co.	1,032,981

4,046	Ameriprise Financial, Inc.	895,137

6,693	Artisan Partners Asset Management, Inc. – Class A	317,917

38,610	Bank of New York Mellon Corp. (The)	1,627,798

6,350	Capital One Financial Corp.	763,206

13,986	Discover Financial Services	1,315,663

6,500	Donnelley Financial Solutions, Inc. *	168,935

9,009	Eaton Vance Corp.	658,288

27,443	Enova International, Inc. *	842,500

32,511	Federated Hermes, Inc.	868,694

2,660	Nasdaq, Inc.	367,851

6,178	OneMain Holdings, Inc.	289,810

3,347	PROG Holdings, Inc.	167,350

14,480	Raymond James Financial, Inc.	1,690,395

8,600	Santander Consumer USA Holdings, Inc.	215,000

12,613	SEI Investments Co.	706,328

44,187	SLM Corp.	697,713

22,223	State Street Corp.	1,617,168

30,803	Synchrony Financial	1,191,460

	Total Diversified Financials	16,816,434

	Energy — 2.4%

70,316	CNX Resources Corp. *	886,685

8,600	Denbury, Inc. *	367,650

83,859	Exxon Mobil Corp.	4,559,414

23,170	Phillips 66	1,924,268

26,219	World Fuel Services Corp.	814,887

	Total Energy	8,552,904

	Food & Staples Retailing — 1.0%

1,287	Costco Wholesale Corp.	425,997

87,945	Kroger Co. (The)	2,832,709

Shares	Description	Value ($)

	Food & Staples Retailing — continued

10,640	Sprouts Farmers Market, Inc. *	224,610

	Total Food & Staples Retailing	3,483,316

	Food, Beverage & Tobacco — 2.8%

5,663	Archer-Daniels-Midland Co.	320,413

28,229	General Mills, Inc.	1,552,877

14,329	Mondelez International, Inc. – Class A	761,730

52,253	PepsiCo, Inc.	6,750,565

10,165	Universal Corp.	516,585

	Total Food, Beverage & Tobacco	9,902,170

	Health Care Equipment & Services — 2.9%

12,441	AmerisourceBergen Corp.	1,259,278

19,198	Cardinal Health, Inc.	989,081

15,273	Edwards Lifesciences Corp. *	1,269,186

8,237	HCA Healthcare, Inc.	1,417,011

1,888	Laboratory Corp. of America Holdings *	452,950

15,481	McKesson Corp.	2,624,339

14,157	Medtronic Plc	1,655,944

5,835	Owens & Minor, Inc.	198,449

1,716	Quest Diagnostics, Inc.	198,353

	Total Health Care Equipment & Services	10,064,591

	Household & Personal Products — 0.7%

5,234	Clorox Co. (The)	947,616

18,018	Colgate-Palmolive Co.	1,354,953

4,548	Nu Skin Enterprises, Inc. – Class A	232,767

	Total Household & Personal Products	2,535,336

	Insurance — 2.9%

37,996	Aflac, Inc.	1,819,628

26,686	Allstate Corp. (The)	2,844,728

4,700	CNA Financial Corp.	199,938

28,222	Fidelity National Financial, Inc.	1,080,338

13,715	First American Financial Corp.	720,586

3,347	Hanover Insurance Group, Inc. (The)	386,077

10,125	Old Republic International Corp.	195,716

8,409	Principal Financial Group, Inc.	475,781

22,744	Progressive Corp. (The)	1,954,847

9,163	Stewart Information Services Corp.	432,494

	Total Insurance	10,110,133

	Materials — 5.8%

60,404	Amcor Plc	660,820

2,359	AptarGroup, Inc.	306,835

12,853	Arconic Corp. *	281,738

2,574	Ashland Global Holdings, Inc.	216,525

7,893	Avery Dennison Corp.	1,382,932

11,669	Avient Corp.	504,334

9,953	Berry Global Group, Inc. *	551,396

66	See accompanying notes to the financial statements.

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Materials — continued

7,894	Commercial Metals Co.	198,534

11,326	Corteva, Inc.	511,369

6,607	Crown Holdings, Inc. *	631,365

7,000	Domtar Corp.	259,350

14,072	Eastman Chemical Co.	1,537,507

11,093	FMC Corp.	1,128,047

4,033	HB Fuller Co.	226,130

6,864	International Paper Co.	340,798

17,657	LyondellBasell Industries NV – Class A	1,820,260

1,373	NewMarket Corp.	520,339

20,759	Nucor Corp.	1,241,803

19,556	Pactiv Evergreen, Inc.	273,393

9,696	Reliance Steel & Aluminum Co.	1,281,811

3,932	Scotts Miracle-Gro Co. (The)	838,106

10,983	Sealed Air Corp.	460,188

3,175	Sensient Technologies Corp.	247,174

2,145	Sherwin-Williams Co. (The)	1,459,329

28,348	Silgan Holdings, Inc.	1,064,751

16,646	Steel Dynamics, Inc.	692,141

2,574	Stepan Co.	310,656

32,261	Valvoline, Inc.	805,235

14,501	Westrock Co.	632,099

	Total Materials	20,384,965

	Media & Entertainment — 6.8%

54,827	Activision Blizzard, Inc.	5,242,009

400	Alphabet, Inc. – Class A *	808,764

1,373	Alphabet, Inc. – Class C *	2,796,609

75,333	Comcast Corp. – Class A	3,971,556

32,442	Electronic Arts, Inc.	4,346,255

8,400	Facebook, Inc. – Class A *	2,164,008

10,900	Fox Corp. – Class A	363,079

44,694	Interpublic Group of Cos., Inc. (The)	1,167,407

16,722	Omnicom Group, Inc.	1,149,303

30,618	TEGNA, Inc.	558,166

123,467	Zynga Inc. – Class A *	1,376,657

	Total Media & Entertainment	23,943,813

	Pharmaceuticals, Biotechnology & Life Sciences — 7.0%

54,741	Bristol-Myers Squibb Co.	3,357,266

47,276	Eli Lilly & Co.	9,686,380

90,850	Merck & Co., Inc.	6,597,527

114,576	Pfizer, Inc.	3,837,150

10,995	Prestige Consumer Healthcare, Inc. *	458,601

3,861	United Therapeutics Corp. *	645,482

	Total Pharmaceuticals, Biotechnology & Life Sciences	24,582,406

	Real Estate — 0.2%

51,720	Realogy Holdings Corp. *	779,937

Shares	Description	Value ($)

	Retailing — 10.6%

25,468	Abercrombie & Fitch Co. – Class A	697,059

2,074	Amazon.com, Inc. *	6,414,737

6,348	Asbury Automotive Group, Inc. *	1,075,669

22,566	AutoNation, Inc. *	1,692,901

429	AutoZone, Inc. *	497,606

21,056	Best Buy Co., Inc.	2,112,970

20,163	Big Lots, Inc.	1,281,157

21,289	Core-Mark Holding Co., Inc.	693,596

30,717	Designer Brands, Inc. – Class A	383,655

9,867	Dick’s Sporting Goods, Inc.	704,208

9,867	Dollar General Corp.	1,864,764

7,894	Foot Locker, Inc.	379,622

22,756	Gap Inc. (The) *	567,762

9,524	Genuine Parts Co.	1,003,353

7,354	Group 1 Automotive, Inc.	1,121,044

32,039	L Brands, Inc.	1,751,252

858	Lithia Motors, Inc. – Class A	320,849

14,415	Lowe’s Cos., Inc.	2,302,796

7,877	MarineMax, Inc. *	351,708

11,567	Murphy U.S.A., Inc.	1,441,826

13,096	Penske Automotive Group, Inc.	890,266

49,078	Qurate Retail, Inc. – Series A	609,549

7,379	Rent-A-Center, Inc.	426,211

4,977	Sleep Number Corp. *	682,496

35,404	Target Corp.	6,494,510

5,600	Urban Outfitters, Inc. *	189,840

9,610	Williams-Sonoma, Inc.	1,261,697

	Total Retailing	37,213,103

	Semiconductors & Semiconductor Equipment — 6.3%

77,580	Applied Materials, Inc.	9,169,180

5,492	Cirrus Logic, Inc. *	449,136

10,554	Entegris, Inc.	1,110,386

127,943	Intel Corp.	7,776,376

932	KLA Corp.	290,066

9,267	Maxim Integrated Products, Inc.	863,407

2,660	Skyworks Solutions, Inc.	473,001

1,703	Synaptics, Inc. *	228,253

12,184	Teradyne, Inc.	1,566,984

	Total Semiconductors & Semiconductor Equipment	21,926,789

	Software & Services — 10.6%

3,175	Akamai Technologies, Inc. *	300,038

19,047	Amdocs Ltd.	1,443,953

28,922	Cadence Design Systems, Inc. *	4,080,605

109,052	Cisco Systems, Inc.	4,893,163

5,944	Citrix Systems, Inc.	794,000

1,716	Concentrix Corp. *	211,943

10,121	Intuit, Inc.	3,948,607

56,219	Microsoft Corp.	13,064,171

See accompanying notes to the financial statements.	67

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Software & Services — continued

16,646	NortonLifeLock, Inc.	324,763

52,253	Oracle Corp.	3,370,841

6,391	Progress Software Corp.	271,873

12,175	Sykes Enterprises, Inc. *	497,470

14,774	Synopsys, Inc. *	3,622,733

21,794	Western Union Co. (The)	506,057

	Total Software & Services	37,330,217

	Technology Hardware & Equipment — 10.1%

106,924	Apple, Inc.	12,965,604

10,237	Arrow Electronics, Inc. *	1,026,362

7,722	Avnet, Inc.	293,976

12,956	Corning, Inc.	495,437

3,947	F5 Networks, Inc. *	749,851

12,270	Flex Ltd. *	223,191

157,385	Hewlett Packard Enterprise Co.	2,291,526

178,044	HP, Inc.	5,157,935

4,393	Insight Enterprises, Inc. *	367,211

35,350	Juniper Networks, Inc.	822,948

5,841	Motorola Solutions, Inc.	1,024,979

6,521	National Instruments Corp.	289,532

16,474	NetApp, Inc.	1,031,272

9,133	NETGEAR, Inc. *	365,320

11,498	Sanmina Corp. *	409,559

28,486	Seagate Technology Plc	2,086,030

4,634	Sensata Technologies Holding Plc *	265,482

6,100	Super Micro Computer, Inc. *	199,043

4,290	SYNNEX Corp.	382,496

32,519	TE Connectivity Ltd.	4,228,446

29,895	Xerox Holdings Corp.	761,725

	Total Technology Hardware & Equipment	35,437,925

	Telecommunication Services — 0.7%

91,858	Telephone & Data Systems, Inc.	1,643,340

5,000	United States Cellular Corp. *	147,150

10,640	Verizon Communications, Inc.	588,392

	Total Telecommunication Services	2,378,882

Shares	Description	Value ($)

	Transportation — 0.1%

5,492	Werner Enterprises, Inc.	235,717

	TOTAL COMMON STOCKS (COST $281,344,377)	347,575,155

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%

565,535	GMO U.S. Treasury Fund	2,850,296

	TOTAL MUTUAL FUNDS (COST $2,850,296)	2,850,296

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

318,707	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	318,707

	TOTAL SHORT-TERM INVESTMENTS (COST $318,707)	318,707

	TOTAL INVESTMENTS — 99.9% (Cost $284,513,380)	350,744,158

	Other Assets and Liabilities (net) — 0.1%	458,265

	TOTAL NET ASSETS — 100.0%	$351,202,423

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
8	S&P 500 E-Mini	March 2021	$1,523,680	$6,984

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

68	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO U.S. Small Cap Value Fund returned +40.64% (net) for the fiscal year ended February 28, 2021, as compared with +43.76% for the S&P SmallCap 600 Value Index. As of April 1, 2020, the Fund’s benchmark was changed from the Russell 2000 Value Index to the S&P SmallCap 600 Value Index, which GMO believes to be a better representation of the Fund’s strategy. Over the year ended February 28, 2021 the Russell 2000 Value Index returned +41.06%.

Stock selection detracted from relative performance, while sector allocation was additive over the period. These performance themes were broadly similar whether the Fund was compared to the S&P SmallCap 600 Value Index or the Russell 2000 Value Index. However, sector allocation added less value relative to the S&P SmallCap 600 Value Index. For example, the Fund’s overweight positioning toward the Consumer Discretionary sector added 2.3% less to relative performance against the S&P SmallCap 600 Value Index than it would have added if compared to the Russell 2000 Value Index.

Top detractors included a mix of companies held overweight and underweight. Overweight positioning toward attractively valued names including CoreCivic (Industrials), GEO Group (Real Estate), and TEGNA (Communication Services) detracted from relative performance. Underweight positions among the top detractors included GameStop (Consumer Discretionary).

Sector allocation added value from both overweight and underweight positioning. Underweights which added value included Real Estate, Utilities, and Financials. Overweights toward Consumer Discretionary and Information Technology also made positive contributions toward benchmark relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

.

70

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO U.S. Small Cap Value Fund Class VI Shares, the S&P SmallCap 600 Value Index and

the Russell 2000 Value Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

As of April 1, 2020, the U.S. Small Cap Value Fund changed its benchmark so that the Fund now seeks to generate total return in excess of that of the S&P SmallCap 600 Value Index. The Fund formerly sought to outperform the Russell 2000 Value Index.

For S&P and Russell disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class VI the gross expense ratio of 0.44% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.44% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

71

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	98.6%
Short-Term Investments	0.8
Mutual Funds	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	0.0	^
Other	0.6

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	18.9%
Retailing	11.2
Capital Goods	10.4
Technology Hardware & Equipment	8.7
Commercial & Professional Services	7.0
Diversified Financials	6.7
Real Estate	6.3
Consumer Durables & Apparel	6.2
Materials	5.8
Media & Entertainment	4.2
Energy	4.0
Pharmaceuticals, Biotechnology & Life Sciences	1.8
Health Care Equipment & Services	1.6
Telecommunication Services	1.5
Automobiles & Components	1.4
Consumer Services	1.0
Food, Beverage & Tobacco	0.9
Semiconductors & Semiconductor Equipment	0.6
Insurance	0.6
Food & Staples Retailing	0.5
Software & Services	0.5
Transportation	0.2
Household & Personal Products	0.0	^
Utilities	0.0	^

	100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

72

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 98.6%

	Automobiles & Components — 1.4%

39,724	Cooper Tire & Rubber Co.	2,273,802

3,382	Cooper-Standard Holding, Inc. *	121,143

13,768	Patrick Industries, Inc.	1,086,708

55,955	Stoneridge, Inc. *	1,715,581

	Total Automobiles & Components	5,197,234

	Banks — 18.7%

10,306	1st Source Corp.	457,277

19,725	Amalgamated Bank – Class A	346,371

2,571	Arrow Financial Corp.	81,912

180,699	Associated Banc-Corp.	3,641,085

11,178	Axos Financial, Inc. *	517,206

16,891	Bancorp, Inc. (The) *	342,381

16,651	BankUnited, Inc.	669,204

9,265	Banner Corp.	479,742

3,704	Bar Harbor Bankshares	103,675

14,376	BOK Financial Corp.	1,237,198

64,570	Boston Private Financial Holdings, Inc.	888,483

52,691	Brookline Bancorp, Inc.	749,793

51,076	Cathay General Bancorp	1,922,501

2,335	Century Bancorp, Inc. – Class A	211,668

4,670	Civista Bancshares, Inc.	89,804

4,267	CNB Financial Corp.	99,037

8,996	Community Trust Bancorp, Inc.	367,576

18,790	Customers Bancorp, Inc. *	503,196

42,107	Dime Community Bancshares, Inc.	1,238,367

7,100	East West Bancorp, Inc.	512,336

8,404	Enterprise Financial Services Corp.	361,372

2,335	Federal Agricultural Mortgage Corp. – Class C	201,394

13,204	Financial Institutions, Inc.	361,525

107,935	First BanCorp/Puerto Rico	1,132,238

15,729	First Busey Corp.	360,037

57,068	First Commonwealth Financial Corp.	765,282

6,905	First Community Bankshares, Inc.	177,182

33,598	First Financial Bancorp	753,603

14,653	First Foundation, Inc.	334,821

8,300	First Hawaiian, Inc.	231,487

5,500	First Midwest Bancorp Inc/IL	108,790

147,012	Flagstar Bancorp, Inc.	6,378,851

20,853	Flushing Financial Corp.	432,700

78,531	FNB Corp./PA	929,022

62,766	Fulton Financial Corp.	969,735

4,912	Great Southern Bancorp, Inc.	259,304

9,000	Great Western Bancorp, Inc.	241,470

11,575	Hancock Whitney Corp.	436,956

22,689	Hanmi Financial Corp.	388,436

4,900	Heartland Financial USA, Inc.	229,026

6,280	Heritage Financial Corp.	162,589

174,224	Hilltop Holdings, Inc.	5,756,361

Shares	Description	Value ($)

	Banks — continued

3,400	HomeTrust Bancshares, Inc.	78,676

27,600	Hope Bancorp, Inc.	363,216

11,191	Independent Bank Corp.	231,318

67,951	International Bancshares Corp.	2,961,305

320,752	Investors Bancorp, Inc.	4,278,832

17,713	Lakeland Financial Corp.	1,221,311

5,636	Mercantile Bank Corp.	164,797

4,348	Merchants Bancorp	147,962

20,128	Meridian Bancorp, Inc.	337,144

34,938	MGIC Investment Corp.	425,545

12,126	NBT Bancorp, Inc.	439,325

28,984	Northfield Bancorp, Inc.	396,791

30,776	Northwest Bancshares, Inc.	434,557

104,180	OFG Bancorp	2,011,716

44,785	Old National Bancorp	811,952

2,496	Origin Bancorp, Inc.	85,513

41,941	PacWest Bancorp	1,519,942

43,028	Premier Financial Corp.	1,319,238

42,011	Provident Financial Services, Inc.	849,882

2,100	QCR Holdings, Inc.	86,940

5,395	RBB Bancorp	101,426

2,013	Republic Bancorp, Inc. – Class A	84,626

4,590	Sierra Bancorp	109,471

2,416	Territorial Bancorp, Inc.	59,385

23,329	Texas Capital Bancshares, Inc. *	1,777,670

27,696	Towne Bank/Portsmouth VA	798,753

19,886	TriCo Bancshares	856,490

63,603	TrustCo Bank Corp.	437,589

39,343	Trustmark Corp.	1,186,585

8,226	UMB Financial Corp.	694,028

7,200	United Community Banks, Inc.	238,032

9,029	Univest Financial Corp.	227,079

62,306	Walker & Dunlop, Inc.	6,209,416

6,100	Washington Federal, Inc.	184,342

4,899	Washington Trust Bancorp, Inc.	232,947

38,567	Waterstone Financial, Inc.	749,357

26,289	Wintrust Financial Corp.	1,936,448

	Total Banks	69,480,599

	Capital Goods — 10.3%

7,166	Allied Motion Technologies, Inc.	347,838

14,498	Apogee Enterprises, Inc.	542,225

7,971	Applied Industrial Technologies, Inc.	680,484

3,348	AZZ, Inc.	171,049

2,818	Boise Cascade Co.	140,731

360	Comfort Systems USA, Inc.	22,298

80,994	Cornerstone Building Brands, Inc. *	922,522

19,081	Ducommun, Inc. *	1,038,006

5,221	EMCOR Group, Inc.	508,369

7,293	Federal Signal Corp.	265,538

21,919	Gorman-Rupp Co. (The)	701,189

See accompanying notes to the financial statements.	73

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Capital Goods — continued

86,871	Griffon Corp.	2,137,027

4,348	Hurco Cos, Inc.	136,658

20,370	Hyster-Yale Materials Handling, Inc.	1,742,654

10,547	Insteel Industries, Inc.	325,691

57,221	Meritor, Inc. *	1,737,802

7,568	Miller Industries, Inc.	298,709

59,819	Moog, Inc. – Class A	4,645,544

55,955	Mueller Industries, Inc.	2,274,011

1,772	MYR Group, Inc. *	104,459

11,352	Park-Ohio Holdings Corp.	367,010

2,496	Preformed Line Products Co.	183,107

29,595	Primoris Services Corp.	990,545

179,135	Resideo Technologies, Inc. *	4,302,823

17,713	Systemax, Inc.	639,439

6,361	Tennant Co.	484,708

63,925	Terex Corp.	2,632,431

29,226	Tutor Perini Corp. *	429,622

100,719	UFP Industries, Inc.	6,143,859

39,048	Vectrus, Inc. *	2,132,021

18,035	Veritiv Corp. *	428,872

9,018	WESCO International, Inc. *	723,965

	Total Capital Goods	38,201,206

	Commercial & Professional Services — 6.9%

240,749	ACCO Brands Corp.	1,950,067

90,735	Brady Corp. – Class A	4,755,421

43,073	CBIZ, Inc. *	1,298,651

156,516	CoreCivic, Inc.	1,123,785

12,480	CRA International, Inc.	688,522

35,179	Deluxe Corp.	1,390,626

17,471	Heidrick & Struggles International, Inc.	627,034

150,635	Herman Miller, Inc.	5,777,606

33,734	HNI Corp.	1,200,593

47,018	Interface, Inc.	583,964

44,200	Kelly Services, Inc. – Class A	920,244

18,518	Kforce, Inc.	950,899

77,773	Kimball International, Inc. – Class B	1,006,383

8,460	Matthews International Corp.	302,022

48,790	Resources Connection, Inc.	622,560

159,893	Steelcase, Inc. – Class A	2,228,908

8,293	TrueBlue, Inc. *	172,743

	Total Commercial & Professional Services	25,600,028

	Consumer Durables & Apparel — 6.1%

4,852	Clarus Corp.	84,231

109,977	Ethan Allen Interiors, Inc.	2,817,611

15,700	Fossil Group, Inc. *	237,698

99,833	G-III Apparel Group Ltd. *	2,874,192

13,446	Hooker Furniture Corp.	454,609

16,022	Johnson Outdoors, Inc. – Class A	1,933,535

Shares	Description	Value ($)

	Consumer Durables & Apparel — continued

72,791	La-Z-Boy, Inc.	3,101,625

62,635	MDC Holdings, Inc.	3,543,262

46,535	Movado Group, Inc.	1,060,998

14,492	Rocky Brands, Inc.	631,706

227,792	TRI Pointe Group, Inc. *	4,328,048

10,869	Universal Electronics, Inc. *	632,467

96,451	Vera Bradley, Inc. *	915,320

	Total Consumer Durables & Apparel	22,615,302

	Consumer Services — 1.0%

27,901	Adtalem Global Education, Inc. *	1,096,509

6,200	American Public Education, Inc. *	182,528

7,926	Carriage Services, Inc.	261,241

1,252	Graham Holdings Co. – Class B	752,239

97,015	Perdoceo Education Corp. *	1,248,583

	Total Consumer Services	3,541,100

	Diversified Financials — 6.6%

83,811	Brightsphere Investment Group, Inc.	1,516,979

89,371	Curo Group Holdings Corp.	1,293,198

1,208	Diamond Hill Investment Group, Inc.	171,355

92,104	Donnelley Financial Solutions, Inc. *	2,393,783

19,344	Encore Capital Group, Inc. *	646,477

147,509	Enova International, Inc. *	4,528,526

105,802	Federated Hermes, Inc.	2,827,029

16,421	Oppenheimer Holdings, Inc. – Class A	622,356

321,789	SLM Corp.	5,081,048

20,604	StoneX Group, Inc. *	1,188,645

163,033	Waddell & Reed Financial, Inc. – Class A	4,090,498

14,814	Westwood Holdings Group, Inc.	255,542

	Total Diversified Financials	24,615,436

	Energy — 4.0%

20,100	Antero Resources Corp. *	180,900

20,668	Bonanza Creek Energy, Inc. *	659,929

31,400	Centennial Resource Development Inc./DE – Class A *	124,344

47,260	Evolution Petroleum Corp.	167,773

20,531	Geospace Technologies Corp. *	202,230

49,869	Penn Virginia Corp. *	730,082

43,154	Plains GP Holdings LP – Class A *	371,987

360,524	QEP Resources, Inc.	1,240,203

3,382	REX American Resources Corp. *	318,145

209,792	SM Energy Co.	2,907,717

548,795	Southwestern Energy Co. *	2,222,620

182,597	World Fuel Services Corp.	5,675,115

	Total Energy	14,801,045

	Food & Staples Retailing — 0.5%

9,501	Ingles Markets, Inc. – Class A	493,672

74	See accompanying notes to the financial statements.

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Food & Staples Retailing — continued

73,909	SpartanNash Co.	1,347,361

3,585	Village Super Market, Inc. – Class A	82,634

	Total Food & Staples Retailing	1,923,667

	Food, Beverage & Tobacco — 0.9%

4,844	Seneca Foods Corp. – Class A *	263,804

62,959	Universal Corp.	3,199,577

	Total Food, Beverage & Tobacco	3,463,381

	Health Care Equipment & Services — 1.6%

19,343	Computer Programs & Systems, Inc.	608,337

12,319	FONAR Corp. *	238,866

10,459	LENSAR, Inc. *	94,549

58,817	Meridian Bioscience, Inc. *	1,239,862

98,984	Owens & Minor, Inc.	3,366,446

13,285	Surgalign Holdings, Inc. *	32,415

3,256	Surmodics, Inc. *	169,801

5,314	Triple-S Management Corp. – Class B *	134,444

	Total Health Care Equipment & Services	5,884,720

	Household & Personal Products — 0.0%

13,043	Lifevantage Corp. *	114,126

	Insurance — 0.6%

1,400	American National Group, Inc.	126,028

13,848	Employers Holdings, Inc.	461,000

37,490	Stewart Information Services Corp.	1,769,528

	Total Insurance	2,356,556

	Materials — 5.7%

4,348	AdvanSix, Inc. *	120,874

16,908	American Vanguard Corp.	330,044

1,318	Cabot Corp.	64,885

37,048	Domtar Corp.	1,372,628

24,556	FutureFuel Corp.	360,482

51,463	Greif, Inc. – Class A	2,485,663

3,623	Hawkins, Inc.	226,800

13,470	HB Fuller Co.	755,263

21,819	Koppers Holdings, Inc. *	728,973

4,751	Kronos Worldwide, Inc.	68,652

47,814	Materion Corp.	3,274,303

6,280	Mercer International, Inc.	96,524

18,759	Neenah, Inc.	1,037,748

2,813	O-I Glass, Inc.	32,856

85,824	Schweitzer-Mauduit International, Inc.	4,007,981

32,550	Silgan Holdings, Inc.	1,222,578

4,878	Stepan Co.	588,726

49,353	Tredegar Corp.	752,140

3,543	Trinseo SA	229,267

129,361	Valvoline, Inc.	3,228,850

Shares	Description	Value ($)

	Materials — continued

26,810	Verso Corp. – Class A	335,125

	Total Materials	21,320,362

	Media & Entertainment — 4.1%

36,552	AMC Networks, Inc. – Class A *	2,397,446

121,651	Cars.com, Inc. *	1,419,667

60,383	DHI Group, Inc. *	187,791

304,489	Liberty TripAdvisor Holdings, Inc. – Class A *	1,714,273

30,290	Scholastic Corp.	872,352

107,644	Sciplay Corp. – Class A *	1,953,739

328,190	TEGNA, Inc.	5,982,904

53,137	Tribune Publishing Co.	902,266

	Total Media & Entertainment	15,430,438

	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%

124,786	Endo International Plc *	989,553

75,519	Kezar Life Sciences, Inc. *	413,844

107,320	Prestige Consumer Healthcare, Inc. *	4,476,317

71,288	Surface Oncology, Inc. *	604,523

	Total Pharmaceuticals, Biotechnology & Life Sciences	6,484,237

	Real Estate — 6.2%

64	Apple Hospitality REIT, Inc.	912

14,975	Chatham Lodging Trust (REIT)	208,602

84,309	CorePoint Lodging, Inc. (REIT)	768,055

11,795	Cushman & Wakefield Plc *	182,587

77,290	DiamondRock Hospitality Co. (REIT) *	782,175

19,081	Five Point Holdings LLC-Class A *	125,171

14,170	Forestar Group, Inc. *	301,679

348,885	GEO Group, Inc. (The) (REIT)	2,511,972

18,437	Hersha Hospitality Trust (REIT)	205,019

374,614	Newmark Group, Inc. – Class A	3,753,632

259,082	Realogy Holdings Corp. *	3,906,957

29,475	RPT Realty (REIT)	323,341

42,751	Service Properties Trust	548,923

171,889	Summit Hotel Properties, Inc. (REIT)	1,779,051

173,513	Sunstone Hotel Investors, Inc. (REIT)	2,292,107

94,841	Urban Edge Properties (REIT)	1,564,876

3,925	Weingarten Realty Investors (REIT)	99,656

180,423	Xenia Hotels & Resorts, Inc. (REIT)	3,603,047

	Total Real Estate	22,957,762

	Retailing — 11.0%

29,200	Abercrombie & Fitch Co. – Class A	799,204

8,431	Asbury Automotive Group, Inc. *	1,428,633

30,472	AutoNation, Inc. *	2,286,009

82,651	Big Lots, Inc.	5,251,645

18,920	Cato Corp. (The) – Class A	233,473

61,671	Core-Mark Holding Co., Inc.	2,009,241

See accompanying notes to the financial statements.	75

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Retailing — continued

23,992	Designer Brands, Inc. – Class A	299,660

38,887	Genesco, Inc. *	1,747,582

59,994	Group 1 Automotive, Inc.	9,145,485

63,694	Haverty Furniture Cos, Inc.	2,303,812

2,577	MarineMax, Inc. *	115,063

145,604	Michaels Cos., Inc. (The) *	2,184,060

47,913	Penske Automotive Group, Inc.	3,257,126

35,921	Sally Beauty Holdings, Inc. *	578,328

48,548	Shoe Carnival, Inc.	2,376,910

19,834	Sleep Number Corp. *	2,719,836

46,899	Sonic Automotive, Inc. – Class A	2,162,513

2,094	Weyco Group, Inc.	36,750

47,501	Zumiez, Inc. *	2,141,345

	Total Retailing	41,076,675

	Semiconductors & Semiconductor Equipment — 0.6%

28,662	Alpha & Omega Semiconductor Ltd. *	1,008,616

31,560	Amkor Technology, Inc.	753,968

40,168	DSP Group, Inc. *	625,416

	Total Semiconductors & Semiconductor Equipment	2,388,000

	Software & Services — 0.5%

738	BM Technologies, Inc. *	9,299

43,234	Sykes Enterprises, Inc. *	1,766,541

	Total Software & Services	1,775,840

	Technology Hardware & Equipment — 8.6%

84,090	ADTRAN, Inc.	1,416,076

121,919	Arlo Technologies, Inc. *	848,556

11,800	Avid Technology, Inc. *	228,802

107,613	Avnet, Inc.	4,096,827

85,019	Benchmark Electronics, Inc.	2,414,540

13,342	Cambium Networks Corp. *	564,233

57,718	Comtech Telecommunications Corp.	1,551,460

34,861	CTS Corp.	1,121,478

55,552	Insight Enterprises, Inc. *	4,643,592

24,878	Kimball Electronics, Inc. *	584,135

29,709	Methode Electronics, Inc.	1,156,571

180,745	Sanmina Corp. *	6,438,137

5,153	ScanSource, Inc. *	146,551

36,344	Super Micro Computer, Inc. *	1,185,905

7,700	Vishay Intertechnology, Inc.	183,799

211,122	Xerox Holdings Corp.	5,379,389

	Total Technology Hardware & Equipment	31,960,051

	Telecommunication Services — 1.4%

41,866	IDT Corp. – Class B *	751,495

103,521	Spok Holdings, Inc.	1,109,745

150,232	Telephone & Data Systems, Inc.	2,687,651

Shares	Description	Value ($)

	Telecommunication Services — continued

27,052	United States Cellular Corp. *	796,140

	Total Telecommunication Services	5,345,031

	Transportation — 0.2%

9,947	ArcBest Corp.	586,773

	Utilities — 0.0%

7,649	Genie Energy Ltd. – Class B	57,750

	TOTAL COMMON STOCKS (COST $311,378,459)	367,177,319

	MUTUAL FUNDS — 0.0%

	Affiliated Issuers — 0.0%

20,059	GMO U.S. Treasury Fund	101,097

	TOTAL MUTUAL FUNDS (COST $101,097)	101,097

	RIGHTS/WARRANTS — 0.0%

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%

72,700	Achillion Pharmaceuticals, Inc. CVR * (a)	36,350

	TOTAL RIGHTS/WARRANTS (COST $33,442)	36,350

	SHORT-TERM INVESTMENTS — 0.8%

	Money Market Funds — 0.8%

3,066,956	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (b)	3,066,956

	TOTAL SHORT-TERM INVESTMENTS (COST $3,066,956)	3,066,956

	TOTAL INVESTMENTS — 99.4% (Cost $314,579,954)	370,381,722

	Other Assets and Liabilities (net) — 0.6%	2,115,918

	TOTAL NET ASSETS — 100.0%	$372,497,640

76	See accompanying notes to the financial statements.

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys 20	E-mini Russell 2000 Index	March 2021	$2,199,200	$(109,220)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 78.

See accompanying notes to the financial statements.	77

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2021

Portfolio Abbreviations:

ADR - American Depositary Receipt

CVR - Contingent Value Right

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depositary Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

QSC - Qatari Shareholding Company

REIT - Real Estate Investment Trust

SOFOM - Sociedades Financieras de Objeto Multi (Multi-purpose Financial Company)

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollar.

The rates shown on variable rate notes are the current interest rates at February 28, 2021, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

GS - Goldman Sachs International

Currency Abbreviations:

USD - United States Dollar

78	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021

	Climate Change Fund	Cyclical Focus Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$18,563,731	$528,000	$—	$6,974,406

Investments in unaffiliated issuers, at value (Note 2)(b) (c)	340,746,218	141,899,481	1,018,957,936	2,965,056,905

Foreign currency, at value (Note 2)(d)	211,086	68,389	4,637,707	37,344,500

Cash	15,315	—	—	—

Receivable for investments sold	—	—	10,976,183	176,758,761

Receivable for Fund shares sold	3,286,323	—	141,985	117,107

Dividends and interest receivable	156,540	154,441	1,722,937	2,046,605

Dividend withholding tax receivable	42,669	28,312	217,924	117,004

Foreign capital gains tax refund receivable (Note 2)	—	—	5,527,162	3,858,618

Due from broker (Note 2)	—	—	47	1,559,975

Receivable for variation margin on open futures contracts (Note 4)	—	—	—	1,516,827

Receivable for open OTC swap contracts (Note 4)	—	—	—	225,326

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	43,029	45,687	13,423	104,391

Total assets	363,064,911	142,724,310	1,042,195,304	3,195,680,425

Liabilities:

Due to broker (Note 2)	—	—	—	45,639

Payable for cash collateral from securities loaned (Note 2)	3,377,753	—	—	—

Payable for investments purchased	7,458,946	—	2,570,844	120,844,752

Payable for Fund shares repurchased	—	650,000	9,783,962	53,295,232

Accrued foreign capital gains tax payable (Note 2)	26,624	—	2,387,140	1,089,327

Payable to affiliate for (Note 5):

Management fee	169,158	36,705	677,838	1,691,162

Shareholder service fee	42,290	6,118	116,373	246,299

Payable to agents unaffiliated with GMO	200	32	677	1,969

Payable for variation margin on open futures contracts (Note 4)	—	—	—	3,777,165

Payable to Trustees and related expenses	587	590	3,973	13,470

Accrued expenses	107,887	42,068	347,924	1,240,999

Miscellaneous payable	—	—	—	894,060

Total liabilities	11,183,445	735,513	15,888,731	183,140,074

Net assets	$351,881,466	$141,988,797	$1,026,306,573	$3,012,540,351

(a) Cost of investments – affiliated issuers:	$18,563,731	$528,000	$—	$13,358,337

(b) Cost of investments – unaffiliated issuers:	$268,348,256	$105,788,153	$868,209,222	$2,672,080,740

(c) Includes securities on loan at value (Note 2):	$19,593,447	$—	$—	$3,874,183

(d) Cost of foreign currency:	$211,948	$68,380	$4,702,218	$37,543,679

See accompanying notes to the financial statements.	79

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Climate Change Fund	Cyclical Focus Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Net assets consist of:

Paid-in capital	$261,235,190	$93,626,955	$885,940,798	$3,951,346,722

Distributable earnings (accumulated loss)	90,646,276	48,361,842	140,365,775	(938,806,371)

	$351,881,466	$141,988,797	$1,026,306,573	$3,012,540,351

Net assets attributable to:

Class II	$—	$—	$309,965,742	$291,832,789

Class III	$178,223,408	$—	$—	$501,906,749

Class V	$—	$—	$697,864,392	$307,705,173

Class VI	$—	$141,988,797	$—	$1,787,607,384

Class R6	$74,960,768	$—	$—	$43,664,430

Class I	$98,697,290	$—	$18,476,439	$79,823,826

Shares outstanding:

Class II	—	—	11,200,053	7,951,415

Class III	5,181,774	—	—	13,634,786

Class V	—	—	25,227,149	8,449,876

Class VI	—	4,886,002	—	49,092,130

Class R6	2,183,227	—	—	1,190,706

Class I	2,874,779	—	667,631	2,177,499

Net asset value per share:

Class II	$—	$—	$27.68	$36.70

Class III	$34.39	$—	$—	$36.81

Class V	$—	$—	$27.66	$36.42

Class VI	$—	$29.06	$—	$36.41

Class R6	$34.33	$—	$—	$36.67

Class I	$34.33	$—	$27.67	$36.66

80	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	International Equity Fund	Japan Value Creation Fund	Quality Fund	Resources Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$—	$9,830,961	$—

Investments in unaffiliated issuers, at value (Note 2)(b) (c)	2,234,755,469	163,774,317	7,374,149,852	997,960,492

Foreign currency, at value (Note 2)(d)	1,490,865	—	17	1,236,963

Cash	—	—	—	117,302

Receivable for investments sold	3,382	3,246,599	—	—

Receivable for Fund shares sold	—	—	6,678,582	839,871

Dividends and interest receivable	2,338,300	276,351	8,180,570	1,391,525

Dividend withholding tax receivable	2,040,058	77,155	3,216,795	231,422

EU tax reclaims receivable (Note 2)	6,462,109	—	—	—

Due from broker (Note 2)	4,354	—	—	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	30,175	33,989	142,711	—

Total assets	2,247,124,712	167,408,411	7,402,199,488	1,001,777,575

Liabilities:

Payable for investments purchased	—	2,630,048	24,109,712	210,576

Payable for Fund shares repurchased	2,243,332	760,000	5,795,171	201,332

Accrued foreign capital gains tax payable (Note 2)	—	—	—	1,825,030

Payable for IRS closing agreement fees (Note 2)	48,226,154	—	—	—

Payable to affiliate for (Note 5):

Management fee	920,836	69,567	2,025,704	409,161

Shareholder service fee	188,117	7,652	687,412	100,537

Payable to agents unaffiliated with GMO	1,570	30	4,612	559

Payable for variation margin on open futures contracts (Note 4)	366,982	—	—	—

Payable to Trustees and related expenses	12,870	1,049	36,036	2,263

Accrued expenses	601,176	68,045	635,743	211,859

Total liabilities	52,561,037	3,536,391	33,294,390	2,961,317

Net assets	$2,194,563,675	$163,872,020	$7,368,905,098	$998,816,258

(a) Cost of investments – affiliated issuers:	$—	$—	$9,752,901	$—

(b) Cost of investments – unaffiliated issuers:	$2,074,785,926	$143,361,771	$4,450,996,099	$731,023,910

(c) Includes securities on loan at value (Note 2):	$—	$—	$—	$23,419,309

(d) Cost of foreign currency:	$1,505,333	$—	$16	$1,250,600

See accompanying notes to the financial statements.	81

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	International Equity Fund	Japan Value Creation Fund	Quality Fund	Resources Fund
Net assets consist of:

Paid-in capital	$3,076,826,531	$138,021,194	$4,296,618,891	$713,641,523

Distributable earnings (accumulated loss)	(882,262,856)	25,850,826	3,072,286,207	285,174,735

	$2,194,563,675	$163,872,020	$7,368,905,098	$998,816,258

Net assets attributable to:

Class II	$5,545,767	$—	$—	$—

Class III	$423,332,215	$—	$3,519,472,514	$96,091,404

Class IV	$1,765,685,693	$—	$750,632,176	$531,005,766

Class VI	$—	$163,872,020	$2,465,066,275	$—

Class R6	$—	$—	$330,287,355	$2,617,339

Class I	$—	$—	$303,446,778	$369,101,749

Shares outstanding:

Class II	240,745	—	—	—

Class III	18,149,762	—	135,492,652	3,454,733

Class IV	75,833,692	—	28,830,584	19,146,610

Class VI	—	6,982,586	94,887,767	—

Class R6	—	—	12,725,368	94,092

Class I	—	—	11,702,531	13,270,280

Net asset value per share:

Class II	$23.04	$—	$—	$—

Class III	$23.32	$—	$25.98	$27.81

Class IV	$23.28	$—	$26.04	$27.73

Class VI	$—	$23.47	$25.98	$—

Class R6	$—	$—	$25.96	$27.82

Class I	$—	$—	$25.93	$27.81

82	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$5,165	$2,850,296	$101,097

Investments in unaffiliated issuers, at value (Note 2)(b)	38,983,863	347,893,862	370,280,625

Foreign currency, at value (Note 2)(c)	20,454	—	—

Receivable for investments sold	369	—	6,799,336

Dividends and interest receivable	32,562	541,710	346,946

Dividend withholding tax receivable	24,891	—	—

Foreign capital gains tax refund receivable (Note 2)	2,185	—	—

Due from broker (Note 2)	36,167	107,000	140,000

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	16,186	8,627	55

Total assets	39,121,842	351,401,495	377,668,059

Liabilities:

Due to broker (Note 2)	38	35	3

Payable for Fund shares repurchased	1,712	—	4,980,000

Accrued foreign capital gains tax payable (Note 2)	1,274	—	—

Payable to affiliate for (Note 5):

Management fee	16,233	90,018	96,554

Shareholder service fee	4,870	24,301	17,130

Payable to agents unaffiliated with GMO	26	239	264

Payable for variation margin on open futures contracts (Note 4)	5,980	7,520	800

Payable to Trustees and related expenses	175	1,968	1,634

Accrued expenses	131,974	74,991	74,034

Total liabilities	162,282	199,072	5,170,419

Net assets	$38,959,560	$351,202,423	$372,497,640

(a) Cost of investments – affiliated issuers:	$5,123	$2,850,296	$101,097

(b) Cost of investments – unaffiliated issuers:	$28,461,816	$281,663,084	$314,478,857

(c) Cost of foreign currency:	$20,412	$—	$—

See accompanying notes to the financial statements.	83

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Net assets consist of:

Paid-in capital	$30,981,578	$263,735,219	$299,237,773

Distributable earnings (accumulated loss)	7,977,982	87,467,204	73,259,867

	$38,959,560	$351,202,423	$372,497,640

Net assets attributable to:

Class III	$38,959,560	$105,655,604	$—

Class VI	$—	$245,546,819	$372,497,640

Shares outstanding:

Class III	2,438,115	7,340,746	—

Class VI	—	17,228,021	14,907,520

Net asset value per share:

Class III	$15.98	$14.39	$—

Class VI	$—	$14.25	$24.99

84	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021

	Climate Change Fund	Cyclical Focus Fund*	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Investment Income:

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$3,326,160	$2,391,909	$16,155,586	$100,830,699

Dividends from affiliated issuers (Note 10)	8,787	907	38,293	—

Interest	—	—	236,589	765,955

Non-cash paid in-kind dividends from unaffiliated issuers	354,384	—	—	—

Securities lending income from affiliated issuers (net)	16,320	—	—	—

Securities lending income (net)	53,840	1,118	—	120,828

Total investment income	3,759,491	2,393,934	16,430,468	101,717,482

Expenses:

Management fee (Note 5)	1,109,945	341,126	7,012,210	20,037,654

Shareholder service fee – Class II (Note 5)	—	—	648,162	762,255

Shareholder service fee – Class III (Note 5)	199,543	—	31,006 **	611,045

Shareholder service fee – Class V (Note 5)	—	—	525,234	133,221

Shareholder service fee – Class VI (Note 5)	—	56,854	—	1,088,631

Shareholder service fee – Class R6 (Note 5)	46,275	—	—	50,225	****

Shareholder service fee – Class I (Note 5)	31,668	—	3,847 ***	57,814

Organizational expenses	—	103,449	—	—

Audit and tax fees	87,211	47,572	96,009	283,535

Custodian, fund accounting agent and transfer agent fees	124,427	31,267	568,878	2,054,909

Legal fees	13,636	14,990	37,213	94,042

Registration fees	29,977	—	9,198	55,205

Trustees’ fees and related expenses (Note 5)	5,913	3,970	33,510	107,227

Miscellaneous	27,145	13,055	34,970	65,932

Total expenses	1,675,740	612,283	9,000,237	25,401,695

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(223,718)	(203,082)	(178,739)	(2,159,119)

Indirectly incurred management fees waived or borne by GMO (Note 5)	(6,315)	(541)	(15,864)	—

Net expenses	1,445,707	408,660	8,805,634	23,242,576

Net investment income (loss)	2,313,784	1,985,274	7,624,834	78,474,906

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	33,243,536	17,729,524	94,688,330	101,569,186

Investments in affiliated issuers	25,397	—	(4,710,709)	(3,453,524)

Realized gain distributions from affiliated issuers (Note 10)	1,155	286	16	—

Futures contracts	—	—	1,405,623	30,465,630

Swap contracts	—	—	3,304,683	12,228,051

Forward currency contracts	—	—	(474,612)	—

Foreign currency and foreign currency related transactions	6,679	49,725	(1,319,594)	383,466

Net realized gain (loss)	33,276,767	17,779,535	92,893,737	141,192,809

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	71,682,555	36,111,328	145,547,745	394,242,703

Investments in affiliated issuers	(14,867)	—	8,537,548	6,039,978

Futures contracts	—	—	(1,227,126)	13,670,985

Swap contracts	—	—	(618,942)	(600,792)

Forward currency contracts	—	—	405,915	—

Foreign currency and foreign currency related transactions	(27,342)	1,557	(94,043)	(179,143)

Net change in unrealized appreciation (depreciation)	71,640,346	36,112,885	152,551,097	413,173,731

Net realized and unrealized gain (loss)	104,917,113	53,892,420	245,444,834	554,366,540

Net increase (decrease) in net assets resulting from operations	$107,230,897	$55,877,694	$253,069,668	$632,841,446

(a) Withholding tax:	$319,398	$117,001	$2,458,082	$12,816,026

(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$37,452	$(18,925)

(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$26,624	$—	$1,940,756	$1,342,841

* Period from May 12, 2020 (commencement of operations) through February 28, 2021.

** Class III liquidated on January 22, 2021.

*** Period from January 22, 2021 (commencement of operations) through February 28, 2021.

**** Period from March 31, 2020 (commencement of operations) through February 28, 2021.

See accompanying notes to the financial statements.	85

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021 — (Continued)

	International Equity Fund	Japan Value Creation Fund*	Quality Fund	Resources Fund
Investment Income:

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$78,785,363	$1,597,002	$121,755,518	$18,641,426

Dividends from affiliated issuers (Note 10)	—	—	31,838	—

Interest	—	—	377,535	31,403

Securities lending income (net)	—	—	—	157,172

Other income (Note 2)	82,471,149	—	—	—

Less: IRS closing agreement fees (Note 2)	(48,226,154)	—	—	—

Total investment income	113,030,358	1,597,002	122,164,891	18,830,001

Expenses:

Management fee (Note 5)	12,843,108	356,181	22,351,636	3,159,526

Shareholder service fee – Class II (Note 5)	12,737	—	—	—

Shareholder service fee – Class III (Note 5)	663,626	—	4,992,462	376,869

Shareholder service fee – Class IV (Note 5)	1,908,373	—	921,166	344,436

Shareholder service fee – Class VI (Note 5)	—	39,180	1,263,933	—

Shareholder service fee – Class R6 (Note 5)	—	—	170,431	331 **

Shareholder service fee – Class I (Note 5)	—	—	233,900	54,003 **

Organizational expenses	—	60,000	—	—

Audit and tax fees	223,921	54,142	89,999	80,441

Custodian, fund accounting agent and transfer agent fees	641,699	17,702	1,076,242	298,221

Legal fees	77,432	26,175	197,924	24,113

Registration fees	22,584	—	60,106	3,164

Trustees’ fees and related expenses (Note 5)	96,625	3,001	252,876	21,118

Miscellaneous	77,008	8,016	60,773	28,418

Total expenses	16,567,113	564,397	31,671,448	4,390,640

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(872,692)	(164,031)	(1,251,835)	—

Indirectly incurred management fees waived or borne by GMO (Note 5)	—	—	(10,965)	(89)

Net expenses	15,694,421	400,366	30,408,648	4,390,551

Net investment income (loss)	97,335,937	1,196,636	91,756,243	14,439,450

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	64,901,691	6,346,967	799,297,454	61,533,622

Investments in affiliated issuers	—	—	47,619	10,764

Realized gain distributions from affiliated issuers (Note 10)	—	—	975	—

Futures contracts	(14,279,213)	—	—	—

Foreign currency and foreign currency related transactions	(50,825)	(28,876)	101,284	(346,587)

Net realized gain (loss)	50,571,653 ***	6,318,091	799,447,332 ***	61,197,799

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	309,569,937	20,412,546	949,880,576	277,820,668

Investments in affiliated issuers	—	—	15,202	(7,302)

Futures contracts	8,280,402	—	—	—

Foreign currency and foreign currency related transactions	729,809	(5,548)	84,190	62,072

Net change in unrealized appreciation (depreciation)	318,580,148	20,406,998	949,979,968	277,875,438

Net realized and unrealized gain (loss)	369,151,801	26,725,089	1,749,427,300	339,073,237

Net increase (decrease) in net assets resulting from operations	$466,487,738	$27,921,725	$1,841,183,543	$353,512,687

(a) Withholding tax:	$7,256,695	$177,464	$3,249,096	$1,959,962

(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$—	$146,546

(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$—	$—	$1,825,030

* Period from September 14, 2020 (commencement of operations) through February 28, 2021.

** Period from January 22, 2021 (commencement of operations) through February 28, 2021.

*** For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

86	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021 — (Continued)

	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Investment Income:

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$1,258,694	$7,282,047	$8,389,873

Dividends from affiliated issuers (Note 10)	768	7,941	4,990

Interest	27	—	136,095

Total investment income	1,259,489	7,289,988	8,530,958

Expenses:

Management fee (Note 5)	196,544	1,172,422	1,272,073

Shareholder service fee – Class III (Note 5)	58,963	137,032	—

Shareholder service fee – Class VI (Note 5)	—	157,765	225,690

Audit and tax fees	102,761	56,443	53,700

Custodian, fund accounting agent and transfer agent fees	97,519	67,793	73,383

Legal fees	6,078	15,707	19,405

Registration fees	1,117	22,275	1,088

Trustees’ fees and related expenses (Note 5)	1,454	14,199	14,442

Miscellaneous	33,131 *	9,303	7,892

Total expenses	497,567	1,652,939	1,667,673

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(210,047)	(162,339)	—

Indirectly incurred management fees waived or borne by GMO (Note 5)	(261)	(2,976)	(1,730)

Net expenses	287,259	1,487,624	1,665,943

Net investment income (loss)	972,230	5,802,364	6,865,015

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers	2,795,516	40,780,932	43,009,069

Investments in affiliated issuers	2,326	13,242	28,629

Realized gain distributions from affiliated issuers (Note 10)	26	213	343

Futures contracts	50,395	(209,606)	(2,130,022)

Foreign currency and foreign currency related transactions	(4,546)	—	—

Net realized gain (loss)	2,843,717	40,584,781 **	40,908,019 **

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	5,023,967	58,474,407	101,844,018

Investments in affiliated issuers	(857)	(2,929)	(15,999)

Futures contracts	5,679	78,400	681,150

Foreign currency and foreign currency related transactions	19,942	—	—

Net change in unrealized appreciation (depreciation)	5,048,731	58,549,878	102,509,169

Net realized and unrealized gain (loss)	7,892,448	99,134,659	143,417,188

Net increase (decrease) in net assets resulting from operations	$8,864,678	$104,937,023	$150,282,203

(a) Withholding tax:	$115,298	$176	$4,945

(b) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$1,274	$—	$—

* Includes $25,706 of pricing related fees.

** For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Changes in Net Assets

	Climate Change Fund(a)			Cyclical Focus Fund
	Year Ended February 28/29			Period from May 12, 2020 (commencement of operations) through February 28, 2021
	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$2,313,784	$2,172,426		$1,985,274

Net realized gain (loss)	33,276,767	1,027,040		17,779,535

Change in net unrealized appreciation (depreciation)	71,640,346	2,837,109		36,112,885

Net increase (decrease) in net assets from operations	107,230,897	6,036,575		55,877,694

Distributions to shareholders:

Class III	(9,171,238)	(4,994,590)		—

Class VI	—	—		(7,515,852)

Class R6	(2,822,175)	—	*	—

Class I	(1,789,912)	—	**	—

Total distributions	(13,783,325)	(4,994,590)		(7,515,852)

Net share transactions (Note 9):

Class III	(6,186,295)	6,871,328		—

Class VI	—	—		93,626,955

Class R6	54,335,435	1,239,895	*	—

Class I	87,130,973	1,000,842	**	—

Increase (decrease) in net assets resulting from net share transactions	135,280,113	9,112,065		93,626,955

Total increase (decrease) in net assets	228,727,685	10,154,050		141,988,797

Net assets:

Beginning of period	123,153,781	112,999,731		—

End of period	$351,881,466	$123,153,781		$141,988,797

(a) See Note 11 for discussion of reorganization.

* Period from January 16, 2020 (commencement of operations) through February 29, 2020.

** Period from February 25, 2020 (commencement of operations) through February 29, 2020.

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Domestic Opportunities Fund(a)			Emerging Markets Fund(a)
	Year Ended February 28/29			Year Ended February 28/29
	2021	2020		2021		2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$7,624,834	$23,082,264		$78,474,906		$122,975,774

Net realized gain (loss)	92,893,737	67,107,061		141,192,809		175,446,783

Change in net unrealized appreciation (depreciation)	152,551,097	(54,844,542)		413,173,731		(297,047,770)

Net increase (decrease) in net assets from operations	253,069,668	35,344,783		632,841,446		1,374,787

Distributions to shareholders:

Class II	(1,859,130)	(16,547,112)		(12,199,534)		(24,874,314)

Class III	(84,526)*	(7,732,788)		(17,045,072)		(12,473,933)

Class V	(5,157,641)	(27,277,084)		(5,655,265)		—	*****

Class VI	—	—		(76,765,259)		(121,480,286)

Class R6	—	—		(936,435	)****	—

Class I	— **	—		(1,295,377)		—	******

Total distributions	(7,101,297)	(51,556,984)		(113,896,942)		(158,828,533)

Net share transactions (Note 9):

Class II	(60,686,694)	(170,009,264)		(168,183,437)		(35,761,782)

Class III	(97,209,926)*	(71,925,343)		89,373,406		73,786,338

Class IV	—	(114,489,235	)***	—		—

Class V	(42,006,078)	(179,544,003)		80,614,160		210,170,738	*****

Class VI	—	—		(740,332,831)		(390,152,634)

Class R6	—	—		36,659,585	****	—

Class I	19,375,366 **	—		60,222,895		17,404,620	******

Increase (decrease) in net assets resulting from net share transactions	(180,527,332)	(535,967,845)		(641,646,222)		(124,552,720)

Purchase premiums and redemption fees (Notes 2 and 9):

Class II	—	852,111		—		275,184

Class III	—	352,337		—		157,429

Class IV	—	9,845	***	—		—

Class V	—	1,096,979		—		—	*****

Class VI	—	—		—		1,473,861

Increase (decrease) in net assets resulting from purchase premiums and redemption fees	—	2,311,272		—		1,906,474

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(180,527,332)	(533,656,573)		(641,646,222)		(122,646,246)

Total increase (decrease) in net assets	65,441,039	(549,868,774)		(122,701,718)		(280,099,992)

Net assets:

Beginning of period	960,865,534	1,510,734,308		3,135,242,069		3,415,342,061

End of period	$1,026,306,573	$960,865,534		$3,012,540,351		$3,135,242,069

(a) See Note 11 for discussion of reorganization.

* Class III liquidated on January 22, 2021.

** Period from January 22, 2021 (commencement of operations) through February 28, 2021.

*** For the period June 25, 2019 to February 29, 2020, Class IV had no shareholders.

**** Period from March 31, 2020 (commencement of operations) through February 28, 2021.

***** Period from February 26, 2020 through February 29, 2020.

****** Period from January 14, 2020 (commencement of operations) through February 29, 2020.

See accompanying notes to the financial statements.	89

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Fund		Japan Value Creation Fund
	Year Ended February 28/29		Period from September 14, 2020 (commencement of operations) through February 28, 2021
	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$97,335,937	$122,498,085	$1,196,636

Net realized gain (loss)	50,571,653	30,579,072	6,318,091

Change in net unrealized appreciation (depreciation)	318,580,148	(53,383,001)	20,406,998

Net increase (decrease) in net assets from operations	466,487,738	99,694,156	27,921,725

Distributions to shareholders:

Class II	(236,321)	(508,765)	—

Class III	(20,929,248)	(19,312,559)	—

Class IV	(91,693,467)	(102,795,751)	—

Class VI	—	—	(2,070,899)

Total distributions	(112,859,036)	(122,617,075)	(2,070,899)

Net share transactions (Note 9):

Class II	(5,323,954)	(7,576,940)	—

Class III	(100,462,179)	(53,558,079)	—

Class IV	(1,100,892,967)	(550,484,729)	—

Class VI	—	—	138,021,194

Increase (decrease) in net assets resulting from net share transactions	(1,206,679,100)	(611,619,748)	138,021,194

Total increase (decrease) in net assets	(853,050,398)	(634,542,667)	163,872,020

Net assets:

Beginning of period	3,047,614,073	3,682,156,740	—

End of period	$2,194,563,675	$3,047,614,073	$163,872,020

90	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Quality Fund(a)		Resources Fund(a)
	Year Ended February 28/29		Year Ended February 28/29
	2021	2020	2021		2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$91,756,243	$98,660,852	$14,439,450		$17,591,932

Net realized gain (loss)	799,447,332	659,320,060	61,197,799		20,005,066

Change in net unrealized appreciation (depreciation)	949,979,968	(90,253,069)	277,875,438		(82,446,836)

Net increase (decrease) in net assets from operations	1,841,183,543	667,727,843	353,512,687		(44,849,838)

Distributions to shareholders:

Class III	(448,796,803)	(264,047,724)	(13,864,334)		(6,468,905)

Class IV	(123,440,372)	(78,540,885)	(17,483,890)		(10,675,296)

Class VI	(317,805,859)	(181,579,983)	—		—

Class R6	(13,858,740)	(5,847,564)*	—	***	—

Class I	(21,984,988)	(1,788,658)**	—	***	—

Total distributions	(925,886,762)	(531,804,814)	(31,348,224)		(17,144,201)

Net share transactions (Note 9):

Class III	(122,543,739)	66,851,883	(255,982,659)		55,398,679

Class IV	(221,988,939)	(315,166,090)	52,674,305		12,711,805

Class VI	70,585,435	(209,718,124)	—		—

Class R6	242,131,286	85,664,922 *	2,547,139	***	—

Class I	202,555,586	87,540,552 **	364,577,456	***	—

Increase (decrease) in net assets resulting from net share transactions	170,739,629	(284,826,857)	163,816,241		68,110,484

Purchase premiums and redemption fees (Notes 2 and 9):

Class III	—	—	—		90,346

Class IV	—	—	—		151,328

Increase (decrease) in net assets resulting from purchase premiums and redemption fees	—	—	—		241,674

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	170,739,629	(284,826,857)	163,816,241		68,352,158

Total increase (decrease) in net assets	1,086,036,410	(148,903,828)	485,980,704		6,358,119

Net assets:

Beginning of period	6,282,868,688	6,431,772,516	512,835,554		506,477,435

End of period	$7,368,905,098	$6,282,868,688	$998,816,258		$512,835,554

(a) See Note 11 for discussion of reorganization.
* Period from November 12, 2019 (commencement of operations) through February 29, 2020.
** Period from September 26, 2019 (commencement of operations) through February 29, 2020.
*** Period from January 22, 2021 (commencement of operations) through February 28, 2021.

See accompanying notes to the financial statements.	91

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Tax-Managed International Equities Fund		U.S. Equity Fund
	Year Ended February 28/29		Year Ended February 28/29
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$972,230	$1,439,752	$5,802,364	$11,845,955

Net realized gain (loss)	2,843,717	2,870,514	40,584,781	67,825,076

Change in net unrealized appreciation (depreciation)	5,048,731	(2,964,684)	58,549,878	(43,567,966)

Net increase (decrease) in net assets from operations	8,864,678	1,345,582	104,937,023	36,103,065

Distributions to shareholders:

Class III	(882,340)	(1,766,064)	(8,735,355)	(12,516,573)

Class VI	—	—	(26,985,388)	(55,465,712)

Total distributions	(882,340)	(1,766,064)	(35,720,743)	(67,982,285)

Net share transactions (Note 9):

Class III	(5,250,369)	(12,091,123)	2,522,212	(39,804,661)

Class VI	—	—	(169,966,891)	(368,797,179)

Increase (decrease) in net assets resulting from net share transactions	(5,250,369)	(12,091,123)	(167,444,679)	(408,601,840)

Total increase (decrease) in net assets	2,731,969	(12,511,605)	(98,228,399)	(440,481,060)

Net assets:

Beginning of period	36,227,591	48,739,196	449,430,822	889,911,882

End of period	$38,959,560	$36,227,591	$351,202,423	$449,430,822

92	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Small Cap Value Fund
	Year Ended February 28, 2021	Period from July 2, 2019 (commencement of operations) through February 29, 2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$6,865,015	$4,523,917

Net realized gain (loss)	40,908,019	(2,586,408)

Change in net unrealized appreciation (depreciation)	102,509,169	(46,816,621)

Net increase (decrease) in net assets from operations	150,282,203	(44,879,112)

Distributions to shareholders:

Class VI	(6,891,863)	(3,801,218)

Total distributions	(6,891,863)	(3,801,218)

Net share transactions (Note 9):

Class VI	(186,401,008)	464,188,638

Increase (decrease) in net assets resulting from net share transactions	(186,401,008)	464,188,638

Total increase (decrease) in net assets	(43,010,668)	415,508,308

Net assets:

Beginning of period	415,508,308	—

End of period	$372,497,640	$415,508,308

See accompanying notes to the financial statements.	93

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CLIMATE CHANGE FUND

	Class III Shares							Class R6 Shares
	Year Ended February 28/29,					Period from April 5, 2017 (commencement of operations) through February 28, 2018		Year Ended February 28, 2021		Period from January 16, 2020 (commencement of operations) through February 29, 2020
	2021		2020		2019
Net asset value, beginning of period	$22.36		$22.04		$23.81	$20.00		$22.36		$24.55

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.35		0.41		0.36	0.23		0.31		0.01
Net realized and unrealized gain (loss)	13.43		0.87		(1.61)	4.41		13.43		(2.20)

Total from investment operations	13.78		1.28		(1.25)	4.64		13.74		(2.19)

Less distributions to shareholders:
From net investment income	(0.30)		(0.45)		(0.26)	(0.22)		(0.32)		—
From net realized gains	(1.45)		(0.51)		(0.26)	(0.61)		(1.45)		—

Total distributions	(1.75)		(0.96)		(0.52)	(0.83)		(1.77)		—

Net asset value, end of period	$34.39		$22.36		$22.04	$23.81		$34.33		$22.36

Total Return(b)	63.84%		5.66%		(5.22)%	23.28	%**	63.71%		(8.92	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$178,223		$121,062		$113,000	$26,694		$74,961		$1,129
Net expenses to average daily net assets(c)	0.77%		0.77%		0.75%	0.78	%*	0.77%		0.77	%*
Net investment income (loss) to average daily net assets(a)	1.39%		1.84%		1.61%	1.09	%*	1.04%		0.40	%*
Portfolio turnover rate(d)	84%		62%		29%	44	%**	84%		62	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.13	%(e)	0.16	%(e)	0.26%	0.73	%*	0.11	%(e)	0.23	%(e)*

	Class I Shares
	Year Ended February 28, 2021		Period from February 25, 2020 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$22.36		$23.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21		0.01
Net realized and unrealized gain (loss)	13.53		(1.02)

Total from investment operations	13.74		(1.01)

Less distributions to shareholders:
From net investment income	(0.32)		—
From net realized gains	(1.45)		—

Total distributions	(1.77)		—

Net asset value, end of period	$34.33		$22.36

Total Return(b)	63.67%		(4.32	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98,697		$962
Net expenses to average daily net assets(c)	0.87%		0.87	%*
Net investment income (loss) to average daily net assets(a)	0.66%		1.93	%*
Portfolio turnover rate(d)	84%		62	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11	%(e)	0.43	%(e)*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2018, including transactions in USTF, was 145%, 173%, 121% and 174%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

CYCLICAL FOCUS FUND

	Class VI Shares
	Period from May 12, 2020 (commencement of operations) through February 28, 2021
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.38
Net realized and unrealized gain (loss)	10.23

Total from investment operations	10.61

Less distributions to shareholders:
From net investment income	(0.60)
From net realized gains	(0.95)

Total distributions	(1.55)

Net asset value, end of period	$29.06

Total Return(b)	53.56	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$141,989
Net expenses to average daily net assets(c)	0.40	% *
Net investment income (loss) to average daily net assets(a)	1.92	% *
Portfolio turnover rate (d)	65	% **
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.20	%(e)*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2021, including transactions in USTF was 70% of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares										Class V Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017		2021		2020		2019		2018		2017
Net asset value, beginning of period	$21.14		$21.61		$28.86		$22.64		$19.36		$21.12		$21.60		$28.85		$22.62		$19.35

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17		0.40		0.24		0.25		0.25		0.20		0.43		0.28		0.29		0.23
Net realized and unrealized gain (loss)	6.53		0.18		(4.58)		6.33		3.68		6.53		0.17		(4.60)		6.33		3.73

Total from investment operations	6.70		0.58		(4.34)		6.58		3.93		6.73		0.60		(4.32)		6.62		3.96

Less distributions to shareholders:
From net investment income	(0.16)		(1.05)		(0.17)		(0.36)		(0.65)		(0.19)		(1.08)		(0.19)		(0.39)		(0.69)
From net realized gains	—		—		(2.74)		—		—		—		—		(2.74)		—		—

Total distributions	(0.16)		(1.05)		(2.91)		(0.36)		(0.65)		(0.19)		(1.08)		(2.93)		(0.39)		(0.69)

Net asset value, end of period	$27.68		$21.14		$21.61		$28.86		$22.64		$27.66		$21.12		$21.60		$28.85		$22.62

Total Return(b)	31.76%		2.39%		(15.48)%		29.10%		20.62%		31.95%		2.50%		(15.37)%		29.31%		20.78%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$309,966		$292,418		$467,336		$700,211		$603,565		$697,864		$565,384		$755,613		$1,280,851		$948,052
Net expenses to average daily net assets(c)	1.03%		1.03%		1.04%		1.06%		1.06%		0.90%		0.89%		0.90%		0.92%		0.93%
Net investment income (loss) to average daily net assets(a)	0.73%		1.81%		1.00%		0.96%		1.12%		0.87%		1.94%		1.19%		1.09%		1.04%
Portfolio turnover rate	216	%(d)	186	%(d)	238	%(d)	201	%(d)	227	%(d)	216	%(d)	186	%(d)	238	%(d)	201	%(d)	227	%(d)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%(e)	0.02	%(e)	0.01%		0.02%		0.04%		0.02	%(e)	0.02	%(e)	0.01%		0.02%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.05		$0.05		$0.03		$0.02		$—		$0.04		$0.05		$0.03		$0.03

	Class I Shares
	Period from January 22, 2021 (commencement of operations) through February 28, 2021
Net asset value, beginning of period	$28.88

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.02
Net realized and unrealized gain (loss)	(1.23)

Total from investment operations	(1.21)

Less distributions to shareholders:
From net investment income	—
From net realized gains	—

Total distributions	—

Net asset value, end of period	$27.67

Total Return(b)	(4.19	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,476
Net expenses to average daily net assets(c)	1.04	%*
Net investment income (loss) to average daily net assets(a)	0.82	%*
Portfolio turnover rate	216	%(d)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08	%(e)*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 236%, 235%, 254%, 254% and 271%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

96	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017(a)		2021		2020		2019		2018		2017(a)
Net asset value, beginning of period	$30.75		$32.23		$36.42		$29.98		$22.80		$30.84		$32.32		$36.51		$30.05		$22.83

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.86		1.13		1.01		0.75		0.57		0.76		1.21		1.01		0.72		0.57
Net realized and unrealized gain (loss)	6.36		(1.02)		(4.22)		6.58		7.22		6.51		(1.09)		(4.21)		6.64		7.27

Total from investment operations	7.22		0.11		(3.21)		7.33		7.79		7.27		0.12		(3.20)		7.36		7.84

Less distributions to shareholders:
From net investment income	(1.27)		(1.59)		(0.98)		(0.89)		(0.61)		(1.30)		(1.60)		(0.99)		(0.90)		(0.62)

Total distributions	(1.27)		(1.59)		(0.98)		(0.89)		(0.61)		(1.30)		(1.60)		(0.99)		(0.90)		(0.62)

Net asset value, end of period	$36.70		$30.75		$32.23		$36.42		$29.98		$36.81		$30.84		$32.32		$36.51		$30.05

Total Return(c)	23.89%		(0.11)%		(8.57)%		24.66%		34.47%		23.99%		(0.08)%		(8.51)%		24.71%		34.67%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$291,833		$397,798		$451,720		$479,640		$498,564		$501,907		$333,779		$277,824		$390,827		$301,786
Net expenses to average daily net assets(d)	0.93%		0.93%		0.93%		0.96%		1.07%		0.88%		0.88%		0.88%		0.91%		1.01%
Net investment income (loss) to average daily net assets(b)	2.73%		3.44%		3.09%		2.25%		2.08%		2.36%		3.68%		3.08%		2.14%		2.07%
Portfolio turnover rate	102%		100	%(e)	98	%(e)	87	%(e)	62	%(e)	102%		100	%(e)	98	%(e)	87	%(e)	62	%(e)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07	%(f)	0.13	%(f)	0.13%		0.13%		0.04%		0.04	%(f)	0.11	%(f)	0.11%		0.11%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.02		$0.08		$0.11		$0.09	(a)	$—		$0.02		$0.08		$0.11		$0.09	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 123%, 128%, 117% and 80%, respectively, of the average value of its portfolio.

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	97

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class V Shares
	Year Ended February 28, 2021		Period from February 26, 2020 through February 29, 2020(a)		Period from March 1, 2018 through February 26, 2019(a)		Year Ended February 28/29,
							2018		2017(b)		2016(b)	2015(b)
Net asset value, beginning of period	$30.52		$31.35		$36.07		$29.70		$22.59		$30.24	$30.39

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.78		0.00	(d)	1.40		0.77		0.61		0.72	0.87
Net realized and unrealized gain (loss)	6.45		(0.83)		(4.14)		6.53		7.15		(7.50)	0.00 (d)

Total from investment operations	7.23		(0.83)		(2.74)		7.30		7.76		(6.78)	0.87

Less distributions to shareholders:
From net investment income	(1.33)		—		(0.99)		(0.93)		(0.65)		(0.87)	(1.02)

Total distributions	(1.33)		—		(0.99)		(0.93)		(0.65)		(0.87)	(1.02)

Net asset value, end of period	$36.42		$30.52		$32.34		$36.07		$29.70		$22.59	$30.24

Total Return(e)	24.12%		(2.65	)%**	(7.31	)%**	24.83%		34.67%		(22.67)%	2.93%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$307,705		$204,615		$27,261		$170,962		$110,257		$269,570	$170,125
Net expenses to average daily net assets(f)	0.78%		0.74	%*	0.78	%*	0.81%		0.91%		0.94%	0.92%
Net investment income (loss) to average daily net assets(c)	2.50%		0.00	%(g)*	4.27	%*	2.29%		2.24%		2.69%	2.77%
Portfolio turnover rate	102%		100	%(h)**	98	%(h)**	87	%(h)	62	%(h)	104%	94%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09	%(i)	0.15	%(i)*	0.14	%*	0.14%		0.06%		0.04%	0.04%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$—		$—		$0.09		$0.11		$0.08	(b)	$0.10 (b)	$0.10 (b)

	Class VI Shares
	Year Ended February 28/29,
	2021		2020		2019		2018		2017(b)
Net asset value, beginning of period	$30.52		$32.00		$36.16		$29.77		$22.62

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.87		1.23		1.06		0.78		0.63
Net realized and unrealized gain (loss)	6.36		(1.07)		(4.19)		6.56		7.17

Total from investment operations	7.23		0.16		(3.13)		7.34		7.80

Less distributions to shareholders:
From net investment income	(1.34)		(1.64)		(1.03)		(0.95)		(0.65)

Total distributions	(1.34)		(1.64)		(1.03)		(0.95)		(0.65)

Net asset value, end of period	$36.41		$30.52		$32.00		$36.16		$29.77

Total Return(e)	24.11%		0.05%		(8.39)%		24.90%		34.83%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,787,607		$2,182,893		$2,685,798		$3,575,505		$3,524,022
Net expenses to average daily net assets(f)	0.75%		0.75%		0.75%		0.78%		0.89%
Net investment income (loss) to average daily net assets(c)	2.75%		3.76%		3.25%		2.36%		2.32%
Portfolio turnover rate	102%		100	%(h)	98	%(h)	87	%(h)	62	%(h)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08	%(i)	0.15	%(i)	0.14%		0.14%		0.06%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.02		$0.08		$0.11		$0.08	(a)

(a)	For period from February 27, 2019 to February 25, 2020, Class V had no shareholders.
(b)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(c)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(d)	Rounds to less than $0.01.
(e)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Rounds to less than 0.01%.
(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 123%, 128%, 117% and 80%, respectively, of the average value of its portfolio.

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

98	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class R6 Shares		Class I Shares
	Period from March 31, 2020 (commencement of operations) through February 28, 2021		Year Ended February 28, 2021		Period from January 14, 2020 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$26.05		$30.75		$35.29

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.72		0.52		0.00	(b)
Net realized and unrealized gain (loss)	11.20		6.68		(4.54)

Total from investment operations	11.92		7.20		(4.54)

Less distributions to shareholders:
From net investment income	(1.30)		(1.29)		—

Total distributions	(1.30)		(1.29)		—

Net asset value, end of period	$36.67		$36.66		$30.75

Total Return(c)	46.24	%**	23.83%		(12.86	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,664		$79,824		$16,158
Net expenses to average daily net assets(d)	0.93	%*	0.98%		0.94	%*
Net investment income (loss) to average daily net assets(a)	2.39	%*	1.55%		(0.05	)%*
Portfolio turnover rate	102	%**	102%		100	%(e)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(f)*	0.10	%(f)	0.19	%(f)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	Rounds to less than $0.01.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 29, 2020, including transactions in USTF, was 123%, of the average value of its portfolio.

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	99

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017		2021		2020		2019		2018		2017
Net asset value, beginning of period	$19.83		$20.08		$23.63		$20.18		$18.17		$20.09		$20.33		$23.92		$20.41		$18.38

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.75	(b)	0.72		0.57		0.41		0.70		0.75	(b)	0.70		0.57		0.61		0.63
Net realized and unrealized gain (loss)	3.46		(0.22)		(3.45)		3.78		2.07		3.51		(0.17)		(3.47)		3.64		2.19

Total from investment operations	4.21		0.50		(2.88)		4.19		2.77		4.26		0.53		(2.90)		4.25		2.82

Less distributions to shareholders:
From net investment income	(1.00)		(0.75)		(0.67)		(0.74)		(0.76)		(1.03)		(0.77)		(0.69)		(0.74)		(0.79)

Total distributions	(1.00)		(0.75)		(0.67)		(0.74)		(0.76)		(1.03)		(0.77)		(0.69)		(0.74)		(0.79)

Net asset value, end of period	$23.04		$19.83		$20.08		$23.63		$20.18		$23.32		$20.09		$20.33		$23.92		$20.41

Total Return(c)	21.58	%(d)	2.19%		(12.07)%		20.85%		15.45%		21.60	%(d)	2.29%		(12.02)%		20.96%		15.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,546		$10,802		$18,202		$23,736		$10,302		$423,332		$452,165		$507,195		$485,782		$731,060
Net expenses to average daily net assets(e)	0.73%		0.73%		0.73%		0.72%		0.72%		0.66%		0.66%		0.66%		0.65%		0.65%
Net investment income (loss) to average daily net assets(a)	3.82	%(b)	3.52%		2.64%		1.77%		3.62%		3.70	%(b)	3.36%		2.64%		2.68%		3.16%
Portfolio turnover rate	48%		46	%(f)	41	%(f)	45	%(f)	27	%(f)	48%		46	%(f)	41	%(f)	45	%(f)	27	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.03	%(g)	0.02%		0.04%		0.04%		0.03%		0.03	%(g)	0.02%		0.04%		0.04%

	Class IV Shares
	Year Ended February 28/29,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$20.05		$20.29		$23.87		$20.38		$18.36

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.77	(b)	0.74		0.63		0.56		0.63
Net realized and unrealized gain (loss)	3.50		(0.20)		(3.51)		3.69		2.19

Total from investment operations	4.27		0.54		(2.88)		4.25		2.82

Less distributions to shareholders:
From net investment income	(1.04)		(0.78)		(0.70)		(0.76)		(0.80)

Total distributions	(1.04)		(0.78)		(0.70)		(0.76)		(0.80)

Net asset value, end of period	$23.28		$20.05		$20.29		$23.87		$20.38

Total Return(c)	21.71	%(d)	2.34%		(11.95)%		20.98%		15.57%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,765,686		$2,584,648		$3,156,760		$4,558,167		$5,072,024
Net expenses to average daily net assets(e)	0.60%		0.60%		0.60%		0.59%		0.59%
Net investment income (loss) to average daily net assets(a)	3.81	%(b)	3.53%		2.89%		2.45%		3.19%
Portfolio turnover rate	48%		46	%(f)	41	%(f)	45	%(f)	27	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.03	%(g)	0.02%		0.04%		0.04%
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes approximately $69,807, $6,194,610 and $27,980,578 in Class II, III and IV, respectively, related to income received for EU reclaims, net of IRS closing agreement fees, in connection with certain Fund holdings. Excluding this amount, the net investment income to average daily net assets ratio would have been 2.62% , 2.30%, and 2.49% in Class II, III and IV, respectively (See Note 2).

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees, had a positive impact to total return, adding 1.58% to each class’s total return (See Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 65%, 54%, 61% and 50%, respectively, of the average value of its portfolio.

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

100	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

JAPAN VALUE CREATION FUND

	Class VI Shares
	Period from September 14, 2020 (commencement of operations) through February 28, 2021
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17
Net realized and unrealized gain (loss)	3.59

Total from investment operations	3.76

Less distributions to shareholders:
From net investment income	(0.28)
From net realized gains	(0.01)

Total distributions	(0.29)

Net asset value, end of period	$23.47

Total Return(b)	18.82	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$163,872
Net expenses to average daily net assets	0.56	%*
Net investment income (loss) to average daily net assets(a)	1.68	%*
Portfolio turnover rate	28	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.23	%*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2021		2020		2019	2018	2017	2021		2020		2019	2018	2017
Net asset value, beginning of period	$22.77		$22.28		$25.13	$22.05	$18.99	$22.82		$22.32		$25.17	$22.08	$19.01

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32		0.35		0.35	0.36	0.35	0.34		0.37		0.36	0.37	0.36
Net realized and unrealized gain (loss)	6.37		2.15		1.21	4.70	3.44	6.37		2.14		1.22	4.70	3.45

Total from investment operations	6.69		2.50		1.56	5.06	3.79	6.71		2.51		1.58	5.07	3.81

Less distributions to shareholders:
From net investment income	(0.35)		(0.36)		(0.39)	(0.41)	(0.35)	(0.36)		(0.36)		(0.41)	(0.41)	(0.36)
From net realized gains	(3.13)		(1.65)		(4.02)	(1.57)	(0.38)	(3.13)		(1.65)		(4.02)	(1.57)	(0.38)

Total distributions	(3.48)		(2.01)		(4.41)	(1.98)	(0.73)	(3.49)		(2.01)		(4.43)	(1.98)	(0.74)

Net asset value, end of period	$25.98		$22.77		$22.28	$25.13	$22.05	$26.04		$22.82		$22.32	$25.17	$22.08

Total Return(b)	30.83%		10.64%		6.86%	23.32%	20.25%	30.86%		10.70%		6.91%	23.37%	20.33%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,519,473		$3,195,240		$3,065,461	$3,524,103	$3,587,627	$750,632		$852,866		$1,139,024	$957,900	$1,222,874
Net expenses to average daily net assets(c)	0.48%		0.48%		0.48%	0.48%	0.48%	0.44%		0.44%		0.44%	0.44%	0.44%
Net investment income (loss) to average daily net assets(a)	1.33%		1.44%		1.42%	1.48%	1.72%	1.37%		1.52%		1.46%	1.53%	1.76%
Portfolio turnover rate(d)	28%		17%		18%	10%	29%	28%		17%		18%	10%	29%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%(e)	0.02	%(e)	0.02%	0.02%	0.02%	0.02	%(e)	0.02	%(e)	0.02%	0.02%	0.02%

	Class VI Shares							Class R6 Shares
	Year Ended February 28/29,							Year Ended February 28, 2021		Period from November 12, 2019 (commencement of operations) through February 29, 2020
	2021		2020		2019	2018	2017
Net asset value, beginning of period	$22.77		$22.28		$25.13	$22.05	$18.99	$22.76		$25.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.35		0.37		0.38	0.38	0.36	0.30		0.10
Net realized and unrealized gain (loss)	6.37		2.15		1.21	4.70	3.46	6.39		(0.83)

Total from investment operations	6.72		2.52		1.59	5.08	3.82	6.69		(0.73)

Less distributions to shareholders:
From net investment income	(0.38)		(0.38)		(0.42)	(0.43)	(0.38)	(0.36)		(0.32)
From net realized gains	(3.13)		(1.65)		(4.02)	(1.57)	(0.38)	(3.13)		(1.40)

Total distributions	(3.51)		(2.03)		(4.44)	(2.00)	(0.76)	(3.49)		(1.72)

Net asset value, end of period	$25.98		$22.77		$22.28	$25.13	$22.05	$25.96		$22.76

Total Return(b)	30.95%		10.73%		6.96%	23.43%	20.39%	30.81%		(3.39	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,465,066		$2,077,277		$2,227,287	$3,561,976	$3,359,025	$330,287		$77,375
Net expenses to average daily net assets(c)	0.39%		0.39%		0.39%	0.39%	0.39%	0.48%		0.49	%*
Net investment income (loss) to average daily net assets(a)	1.41%		1.55%		1.54%	1.57%	1.73%	1.22%		1.31	%*
Portfolio turnover rate(d)	28%		17%		18%	10%	29%	28%		17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%(e)	0.02	%(e)	0.02%	0.02%	0.02%	0.02	%(e)	0.02	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 28%, 17%, 20%, 23% and 48%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

102	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND (continued)

	Class I Shares
	Year Ended February 28, 2021		Period from September 26, 2019 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$22.75		$23.95

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28		0.12
Net realized and unrealized gain (loss)	6.37		0.39

Total from investment operations	6.65		0.51

Less distributions to shareholders:
From net investment income	(0.34)		(0.31)
From net realized gains	(3.13)		(1.40)

Total distributions	(3.47)		(1.71)

Net asset value, end of period	$25.93		$22.75

Total Return(b)	30.66%		1.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$303,447		$80,110
Net expenses to average daily net assets(c)	0.58%		0.57	%*
Net investment income (loss) to average daily net assets(a)	1.12%		1.13	%*
Portfolio turnover rate(d)	28%		17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%(e)	0.02	%(e)*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021 and February 29, 2020 including transactions in USTF, was 28% and 17%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	103

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2021		2020		2019		2018		2017	2021		2020		2019		2018		2017
Net asset value, beginning of period	$18.11		$20.31		$20.88		$17.31		$11.74	$18.06		$20.24		$20.81		$17.25		$11.71

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.48		0.65		0.54		0.33		0.30	0.47		0.68		0.62		0.38		0.34
Net realized and unrealized gain (loss)	10.13		(2.22)		(0.37)		4.02		5.75	10.12		(2.22)		(0.46)		3.97		5.68

Total from investment operations	10.61		(1.57)		0.17		4.35		6.05	10.59		(1.54)		0.16		4.35		6.02

Less distributions to shareholders:
From net investment income	(0.47)		(0.63)		(0.74)		(0.78)		(0.48)	(0.48)		(0.64)		(0.73)		(0.79)		(0.48)
From net realized gains	(0.44)		—		—		—		—	(0.44)		—		—		—		—

Total distributions	(0.91)		(0.63)		(0.74)		(0.78)		(0.48)	(0.92)		(0.64)		(0.73)		(0.79)		(0.48)

Net asset value, end of period	$27.81		$18.11		$20.31		$20.88		$17.31	$27.73		$18.06		$20.24		$20.81		$17.25

Total Return(b)	59.36%		(8.14)%		0.99%		26.00%		51.75%	59.42%		(8.03)%		0.98%		26.12%		51.72%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96,091		$201,320		$169,523		$54,037		$22,562	$531,006		$311,515		$336,954		$296,196		$190,260
Net expenses to average daily net assets(c)	0.72%		0.73%		0.74	%(d)	0.76	%(d)	0.77%	0.67%		0.68%		0.70	%(d)	0.71	%(d)	0.72%
Net investment income (loss) to average daily net assets(a)	2.44%		3.24%		2.68%		1.77%		1.99%	2.33%		3.40%		3.06%		2.04%		2.26%
Portfolio turnover rate(e)	86%		37%		35%		48%		29%	86%		37%		35%		48%		29%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(f)(g)	0.00	%(f)(g)	—		0.06%		0.10%	0.00	%(f)(g)	0.00	%(f)(g)	—		0.06%		0.10%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$0.01		$0.02		$0.05		$0.02	$—		$0.01		$0.02		$0.04		$0.02

	Class R6 Shares		Class I Shares
	Period from January 22, 2021 (commencement of operations) through February 28, 2021		Period from January 22, 2021 (commencement of operations) through February 28, 2021
Net asset value, beginning of period	$27.44		$27.44

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.03		0.02
Net realized and unrealized gain (loss)	0.35		0.35

Total from investment operations	0.38		0.37

Less distributions to shareholders:
From net investment income	—		—
From net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$27.82		$27.81

Total Return(b)	1.38	%**	1.35	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,617		$369,102
Net expenses to average daily net assets(c)	0.71	%*	0.81	%*
Net investment income (loss) to average daily net assets(a)	0.98	%*	0.74	%*
Portfolio turnover rate(e)	86	%**	86	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund underlying funds, if any (Note 5).
(d)	Includes recoupment of past reimbursed and/or waived fees (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 89%, 101%, 69%, 85% and 40%, respectively, of the average value of its portfolio.

(f)	Ratio includes indirect fees waived or borne by GMO.
(g)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

104	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$13.57		$13.82		$17.00		$14.28		$12.92

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.34		0.46		0.37		0.38		0.41
Net realized and unrealized gain (loss)	2.42		(0.10)		(2.63)		2.84		1.50

Total from investment operations	2.76		0.36		(2.26)		3.22		1.91

Less distributions to shareholders:
From net investment income	(0.35)		(0.61)		(0.39)		(0.50)		(0.55)
From net realized gains	—		—		(0.53)		—		—

Total distributions	(0.35)		(0.61)		(0.92)		(0.50)		(0.55)

Net asset value, end of period	$15.98		$13.57		$13.82		$17.00		$14.28

Total Return(b)	20.53%		2.31%		(13.50)%		22.70%		15.05%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,960		$36,228		$48,739		$68,782		$115,733
Net expenses to average daily net assets(c)	0.73%		0.80%		0.79%		0.70%		0.68%
Net investment income (loss) to average daily net assets(a)	2.47%		3.28%		2.47%		2.35%		2.95%
Portfolio turnover rate	75	%(d)	52	%(d)	63	%(d)	43	%(d)	47	%(d)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.54	%(e)	0.54	%(e)	0.54%		0.34%		0.23%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 77%, 65%, 117%, 80% and 54%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	105

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. EQUITY FUND

	Class III Shares										Class VI Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2021		2020		2019		2018		2017		2021		2020		2019		2018		2017
Net asset value, beginning of period	$11.89		$13.07		$15.41		$15.14		$13.79		$11.78		$12.97		$15.31		$15.06		$13.73

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18		0.22		0.23		0.27		0.27		0.19		0.23		0.24		0.29		0.27
Net realized and unrealized gain (loss)	3.56		0.21		(0.04	)(b)	1.73		2.89		3.53		0.20		(0.04	)(b)	1.71		2.89

Total from investment operations	3.74		0.43		0.19		2.00		3.16		3.72		0.43		0.20		2.00		3.16

Less distributions to shareholders:
From net investment income	(0.21)		(0.32)		(0.26)		(0.28)		(0.34)		(0.22)		(0.33)		(0.27)		(0.30)		(0.36)
From net realized gains	(1.03)		(1.29)		(2.27)		(1.45)		(1.47)		(1.03)		(1.29)		(2.27)		(1.45)		(1.47)

Total distributions	(1.24)		(1.61)		(2.53)		(1.73)		(1.81)		(1.25)		(1.62)		(2.54)		(1.75)		(1.83)

Net asset value, end of period	$14.39		$11.89		$13.07		$15.41		$15.14		$14.25		$11.78		$12.97		$15.31		$15.06

Total Return(c)	33.74%		2.51%		1.94%		13.76%		23.59%		33.92%		2.53%		2.05%		13.84%		23.68%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105,656		$83,738		$131,198		$77,297		$109,726		$245,547		$365,693		$758,714		$1,200,008		$1,469,935
Net expenses to average daily net assets(d)	0.47%		0.46%		0.46%		0.46%		0.46%		0.37%		0.37%		0.37%		0.37%		0.37%
Net investment income (loss) to average daily net assets(a)	1.47%		1.64%		1.62%		1.78%		1.80%		1.56%		1.75%		1.68%		1.88%		1.87%
Portfolio turnover rate	66	%(e)	72	%(e)	89	%(e)	79	%(e)	66	%(e)	66	%(e)	72	%(e)	89	%(e)	79	%(e)	66	%(e)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(f)	0.03	%(f)	0.03%		0.02%		0.02%		0.04	%(f)	0.03	%(f)	0.03%		0.02%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 81%, 88%, 105%, 100% and 91%, respectively, of the average value of its portfolio.

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

106	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. SMALL CAP VALUE FUND

	Class VI Shares
	Year Ended February 28, 2021		Period from July 2, 2019 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$18.06		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30		0.23
Net realized and unrealized gain (loss)	6.96		(1.99)

Total from investment operations	7.26		(1.76)

Less distributions to shareholders:
From net investment income	(0.33)		(0.18)

Total distributions	(0.33)		(0.18)

Net asset value, end of period	$24.99		$18.06

Total Return(b)	40.64%		(8.95	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$372,498		$415,508
Net expenses to average daily net assets(c)	0.41%		0.44	%*
Net investment income (loss) to average daily net assets(a)	1.67%		1.69	%*
Portfolio turnover rate(d)	86%		56	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(f)	0.00	%(e)(f)*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021 and February 29, 2020, including transactions in USTF, was 98% and 69%, respectively, of the average value of its portfolio.

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	107

GMO Trust Funds

Notes to Financial Statements

February 28, 2021

1.	Organization

Each of Climate Change Fund, Cyclical Focus Fund (commenced operations on May 12, 2020), Emerging Domestic Opportunities Fund, Emerging Markets Fund, International Equity Fund, Japan Value Creation Fund (commenced operations on September 14, 2020), Quality Fund, Resources Fund, Tax-Managed International Equities Fund, U.S. Equity Fund and U.S. Small Cap Value Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO. The Funds may also invest in other GMO Funds (“underlying funds”). The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Climate Change Fund	Not Applicable	High total return
Cyclical Focus Fund	Not Applicable	Total return
Emerging Domestic Opportunities Fund	Not Applicable	Total return
Emerging Markets Fund	MSCI Emerging Markets Index	Total return in excess of benchmark
International Equity Fund	Not Applicable	High total return
Japan Value Creation Fund	Not Applicable	Total return
Quality Fund	Not Applicable	Total return
Resources Fund	Not Applicable	Total return
Tax-Managed International Equities Fund	Not Applicable	High after-tax total return
U.S. Equity Fund	Not Applicable	High total return
U.S. Small Cap Value Fund	S&P SmallCap 600 Value Index	Total return in excess of its benchmark

International Equity Fund and Tax-Managed International Equities Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by

108

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below).

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2021, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

109

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2021:

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,155,749	$—	$—	$3,155,749
Australia	—	7,866,219	—	7,866,219
Brazil	—	4,338,809	—	4,338,809
Canada	22,617,381	—	—	22,617,381
China	2,073,762	22,528,962	—	24,602,724
Denmark	—	3,036,605	—	3,036,605
Finland	—	10,396,789	—	10,396,789
France	—	19,036,949	—	19,036,949
Germany	—	12,917,862	—	12,917,862
India	—	1,042,959	—	1,042,959
Israel	—	845,198	—	845,198
Italy	—	10,525,193	—	10,525,193
Japan	—	31,580,962	—	31,580,962
Mexico	9,261,211	—	—	9,261,211
Netherlands	—	3,826,298	—	3,826,298
Norway	—	7,096,694	—	7,096,694
Pakistan	—	795,098	—	795,098
Philippines	—	555,241	—	555,241
Portugal	—	4,273,863	—	4,273,863
Russia	—	14,230,373	—	14,230,373
South Korea	—	1,885,433	—	1,885,433
Spain	—	10,120,297	—	10,120,297
Switzerland	—	3,116,074	—	3,116,074
Taiwan	—	1,580,239	—	1,580,239
Thailand	—	795,304	—	795,304
Ukraine	—	2,096,771	—	2,096,771
United Kingdom	1,785,810	8,368,602	—	10,154,412
United States	112,168,880	—	—	112,168,880

TOTAL COMMON STOCKS	151,062,793	182,856,794	—	333,919,587

Preferred Stocks
Chile	6,320,030	—	—	6,320,030

TOTAL PREFERRED STOCKS	6,320,030	—	—	6,320,030

110

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$18,563,731	$—	$—	$18,563,731

TOTAL MUTUAL FUNDS	18,563,731	—	—	18,563,731

Short-Term Investments	506,601	—	—	506,601

Total Investments	176,453,155	182,856,794	—	359,309,949

Total	$176,453,155	$182,856,794	$—	$359,309,949

Cyclical Focus Fund
Asset Valuation Inputs
Common Stocks
Canada	$6,646,512	$—	$—	$6,646,512
Finland	—	4,503,230	—	4,503,230
France	—	10,973,112	—	10,973,112
Ireland	—	4,061,581	—	4,061,581
Mexico	9,012,768	—	—	9,012,768
Russia	—	6,238,877	—	6,238,877
Spain	—	6,922,151	—	6,922,151
United Kingdom	—	17,214,034	—	17,214,034
United States	71,741,954	—	—	71,741,954

TOTAL COMMON STOCKS	87,401,234	49,912,985	—	137,314,219

Preferred Stocks
Brazil	—	4,286,979	—	4,286,979

TOTAL PREFERRED STOCKS	—	4,286,979	—	4,286,979

Mutual Funds
United States	528,000	—	—	528,000

TOTAL MUTUAL FUNDS	528,000	—	—	528,000

Short-Term Investments	298,283	—	—	298,283

Total Investments	88,227,517	54,199,964	—	142,427,481

Total	$88,227,517	$54,199,964	$—	$142,427,481

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Brazil	$2,293,354	$35,441,077	$—	$37,734,431
Chile	—	3,227,041	—	3,227,041
China	115,691,000	268,767,346	—	384,458,346
Germany	930,510	—	—	930,510
Hong Kong	—	15,612,946	—	15,612,946
Hungary	—	2,959,701	—	2,959,701
India	2,466,585	118,808,550	265,151	121,540,286
Indonesia	—	7,993,218	—	7,993,218
Mexico	7,500,315	—	—	7,500,315
Philippines	—	6,515,069	—	6,515,069
Poland	—	5,642,295	—	5,642,295
Russia	10,116,029	18,465,654	—	28,581,683
Singapore	2,569,021	—	—	2,569,021
South Africa	—	1,921,726	—	1,921,726

111

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
South Korea	$—	$125,549,054	$—		$125,549,054
Taiwan	—	175,322,741	—		175,322,741
Thailand	—	7,354,651	—		7,354,651
Turkey	—	4,162,147	—		4,162,147
United Arab Emirates	—	5,524,485	—		5,524,485
Vietnam	—	15,929,142	—		15,929,142

TOTAL COMMON STOCKS	141,566,814	819,196,843	265,151		961,028,808

Preferred Stocks
Brazil	—	7,984,774	—		7,984,774

TOTAL PREFERRED STOCKS	—	7,984,774	—		7,984,774

Investment Funds
Brazil	3,725,920	—	—		3,725,920
Russia	15,332,902	—	—		15,332,902
South Africa	10,443,250	—	—		10,443,250

TOTAL INVESTMENT FUNDS	29,502,072	—	—		29,502,072

Short-Term Investments	20,442,282	—	—		20,442,282

Total Investments	191,511,168	827,181,617	265,151		1,018,957,936

Total	$191,511,168	$827,181,617	$265,151		$1,018,957,936

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Argentina	$12,936,292	$—	$—		$12,936,292
Brazil	—	14,106,796	—		14,106,796
Chile	—	336,954	—		336,954
China	220,718,290	834,498,095	0	§	1,055,216,385
Czech Republic	—	5,918,353	—		5,918,353
Egypt	—	597,344	—		597,344
India	8,155,968	98,077,930	—		106,233,898
Indonesia	—	73,628,856	—		73,628,856
Kuwait	—	57,365,532	—		57,365,532
Mexico	80,680,751	—	—		80,680,751
Pakistan	—	15,069,224	—		15,069,224
Philippines	—	8,351,863	—		8,351,863
Poland	—	22,011,850	—		22,011,850
Qatar	—	17,602,073	—		17,602,073
Russia	11,438,570	433,848,908	—		445,287,478
Saudi Arabia	—	7,933,980	—		7,933,980
South Africa	—	48,217,852	—		48,217,852
South Korea	—	41,446,446	—		41,446,446
Sri Lanka	—	678,007	—		678,007
Taiwan	1,259	723,608,434	—		723,609,693
Thailand	—	33,868,852	—		33,868,852
Turkey	—	10,021,230	—		10,021,230
United Arab Emirates	—	11,463,958	—		11,463,958
United Kingdom	—	20,155,826	—		20,155,826
Vietnam	—	9,289,897	—		9,289,897

TOTAL COMMON STOCKS	333,931,130	2,488,098,260	0	§	2,822,029,390

112

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$41,567	$75,058	$—		$116,625
Colombia	1,828,864	—	—		1,828,864
Russia	—	54,360,539	—		54,360,539
South Korea	—	38,587,442	—		38,587,442
Taiwan	—	2,414,198	—		2,414,198

TOTAL PREFERRED STOCKS	1,870,431	95,437,237	—		97,307,668

Investment Funds
United States	21,983,926	—	—		21,983,926

TOTAL INVESTMENT FUNDS	21,983,926	—	—		21,983,926

Debt Obligations
United States	17,512,148	—	—		17,512,148

TOTAL DEBT OBLIGATIONS	17,512,148	—	—		17,512,148

Short-Term Investments	13,198,179	—	—		13,198,179

Total Investments	388,495,814	2,583,535,497	0	§	2,972,031,311

Derivatives^
Futures Contracts
Equity Risk	$6,256,645	$377,116	$—		$6,633,761
Swap Contracts
Equity Risk	—	225,326	—		225,326

Total	$394,752,459	$2,584,137,939	$0	§	$2,978,890,398

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$125,447,299	$—		$125,447,299
Belgium	—	25,447,001	—		25,447,001
Denmark	—	1,090,942	—		1,090,942
Finland	—	4,081,799	—		4,081,799
France	17,704,655	146,149,540	—		163,854,195
Germany	—	135,487,653	—		135,487,653
Hong Kong	—	64,582,010	—		64,582,010
Ireland	10,089,477	7,819,227	—		17,908,704
Italy	—	69,329,836	—		69,329,836
Japan	—	472,404,209	—		472,404,209
Malta	—	—	0	§	0	§
Netherlands	—	181,656,969	—		181,656,969
Norway	—	51,347,766	—		51,347,766
Portugal	—	65,904,111	—		65,904,111
Singapore	—	92,233,720	—		92,233,720
Spain	—	120,826,048	—		120,826,048
Sweden	—	41,864,618	—		41,864,618
Switzerland	—	124,411,924	—		124,411,924
United Kingdom	19,042,343	350,600,060	—		369,642,403

TOTAL COMMON STOCKS	46,836,475	2,080,684,732	0	§	2,127,521,207

Preferred Stocks
Germany	—	21,923,651	—		21,923,651

TOTAL PREFERRED STOCKS	—	21,923,651	—		21,923,651

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February 28, 2021

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Short-Term Investments	$85,310,611	$—	$—		$85,310,611

Total Investments	132,147,086	2,102,608,383	0	§	2,234,755,469

Total	$132,147,086	$2,102,608,383	$0	§	$2,234,755,469

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(370,276)	$—	$—		$(370,276)

Japan Value Creation Fund
Asset Valuation Inputs
Common Stocks	$—	$160,799,243	$—		$160,799,243
Short-Term Investments	2,975,074	—	—		2,975,074

Total Investments	2,975,074	160,799,243	—		163,774,317

Total	$2,975,074	$160,799,243	$—		$163,774,317

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$252,347,982	$—		$252,347,982
Germany	—	232,217,153	—		232,217,153
Switzerland	—	224,693,466	—		224,693,466
Taiwan	—	289,665,132	—		289,665,132
United Kingdom	—	321,488,581	—		321,488,581
United States	5,918,798,400	—	—		5,918,798,400

TOTAL COMMON STOCKS	5,918,798,400	1,320,412,314	—		7,239,210,714

Mutual Funds
United States	9,830,961	—	—		9,830,961

TOTAL MUTUAL FUNDS	9,830,961	—	—		9,830,961

Short-Term Investments	134,939,138	—	—		134,939,138

Total Investments	6,063,568,499	1,320,412,314	—		7,383,980,813

Total	$6,063,568,499	$1,320,412,314	$—		$7,383,980,813

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$9,866,620	$—	$—		$9,866,620
Australia	—	48,218,078	—		48,218,078
Austria	—	15,262,527	—		15,262,527
Brazil	—	12,036,084	—		12,036,084
Canada	54,756,389	—	—		54,756,389
China	—	44,367,965	—		44,367,965
Denmark	—	4,627,553	—		4,627,553
Finland	—	20,350,751	—		20,350,751
France	—	25,485,562	—		25,485,562
Germany	—	6,970,379	—		6,970,379
Hungary	—	8,662,853	—		8,662,853
India	—	29,215,923	—		29,215,923

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February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Israel	$—	$10,299,969	$—		$10,299,969
Italy	—	1,884,350	—		1,884,350
Japan	—	22,594,589	—		22,594,589
Mexico	28,025,734	—	—		28,025,734
Norway	—	27,715,377	—		27,715,377
Pakistan	—	6,249,088	—		6,249,088
Poland	—	8,335,353	—		8,335,353
Russia	—	111,391,936	—		111,391,936
Singapore	—	—	0	§	0	§
South Africa	—	14,881,479	—		14,881,479
South Korea	—	3,917,128	—		3,917,128
Spain	—	13,271,104	—		13,271,104
Switzerland	—	4,956,935	—		4,956,935
Thailand	—	6,113,369	—		6,113,369
Turkey	—	4,275,790	—		4,275,790
Ukraine	—	5,668,871	—		5,668,871
United Kingdom	—	137,686,708	—		137,686,708
United States	218,475,600	—	—		218,475,600

TOTAL COMMON STOCKS	311,124,343	594,439,721	0	§	905,564,064

Preferred Stocks
Brazil	—	53,162,002	—		53,162,002
Chile	17,501,043	—	—		17,501,043
Russia	—	17,733,719	—		17,733,719

TOTAL PREFERRED STOCKS	17,501,043	70,895,721	—		88,396,764

Rights/Warrants
Singapore	—	—	0	§	0	§

TOTAL RIGHTS/WARRANTS	—	—	0	§	0	§

Short-Term Investments	3,999,664	—	—		3,999,664

Total Investments	332,625,050	665,335,442	—		997,960,492

Total	$332,625,050	$665,335,442	$0	§	$997,960,492

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,168,481	$—		$2,168,481
Belgium	—	360,470	—		360,470
Brazil	—	164,381	—		164,381
China	—	875,705	—		875,705
Denmark	—	50,491	—		50,491
Finland	—	21,017	—		21,017
France	—	2,852,555	—		2,852,555
Germany	—	2,438,457	—		2,438,457
Hong Kong	—	660,606	—		660,606
Hungary	—	76,811	—		76,811
India	—	149,489	—		149,489
Ireland	175,920	655,277	—		831,197
Italy	—	885,248	—		885,248
Japan	—	8,276,011	—		8,276,011

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February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Malta	$—	$—	$0	§	$0	§
Netherlands	—	3,155,921	—		3,155,921
Norway	—	290,074	—		290,074
Poland	—	56,270	—		56,270
Portugal	—	1,070,477	—		1,070,477
Russia	—	523,987	—		523,987
Singapore	—	1,586,679	—		1,586,679
South Africa	—	34,898	—		34,898
South Korea	—	865,272	—		865,272
Spain	—	1,881,678	—		1,881,678
Sweden	—	243,143	—		243,143
Switzerland	—	2,090,431	—		2,090,431
Taiwan	—	241,899	—		241,899
Thailand	—	12,678	—		12,678
Turkey	—	609,808	—		609,808
United Kingdom	564,466	4,782,478	—		5,346,944

TOTAL COMMON STOCKS	740,386	37,080,692	0	§	37,821,078

Preferred Stocks
Brazil	—	20,906	—		20,906
Germany	—	327,465	—		327,465
Russia	—	22,721	—		22,721

TOTAL PREFERRED STOCKS	—	371,092	—		371,092

Mutual Funds
United States	5,165	—	—		5,165

TOTAL MUTUAL FUNDS	5,165	—	—		5,165

Short-Term Investments	791,693	—	—		791,693

Total Investments	1,537,244	37,451,784	0	§	38,989,028

Derivatives^
Futures Contracts
Equity Risk	7,519	—	—		7,519

Total	$1,544,763	$37,451,784	$0	§	$38,996,547

U.S. Equity Fund
Asset Valuation Inputs
Common Stocks	$347,575,155	$—	$—		$347,575,155
Mutual Funds	2,850,296	—	—		2,850,296
Short-Term Investments	318,707	—	—		318,707

Total Investments	$350,744,158	$—	$—		$350,744,158

Derivatives^
Futures Contracts
Equity Risk	$6,984	$—	$—		$6,984

Total	$350,751,142	$—	$—		$350,751,142

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February 28, 2021

Description	Level 1	Level 2	Level 3	Total
U.S. Small Cap Value Fund
Asset Valuation Inputs
Common Stocks	$367,177,319	$—	$—	$367,177,319
Mutual Funds	101,097	—	—	101,097
Rights/Warrants	—	—	36,350	36,350
Short-Term Investments	3,066,956	—	—	3,066,956

Total Investments	370,345,372	—	36,350	370,381,722

Total	$370,345,372	$—	$36,350	$370,381,722

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(109,220)	$—	$—	$(109,220)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options and fully funded total return swaps, if any, which are included in investments.

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2021.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets). At February 28, 2021, there were no material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of

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February 28, 2021

purchased options on securities, as described in the section entitled “Options” in Note 4 “Derivative financial instruments”. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Securities lending

The Funds may make secured loans of their portfolio securities amounting to not more than one-third of their total assets. Securities loans are required to be collateralized by cash or securities with a value equal to at least 100% of the market value of the loaned securities (marked to market daily). Funds participating in securities lending receive compensation for lending their securities and/or net investment income earned on the investment of cash collateral, net of fee rebates paid to the borrower and fees paid to the lending agent. Cash collateral received is generally invested in GMO U.S. Treasury Fund. State Street Bank and Trust Company serves as the Funds’ lending agent.

Funds that lend their portfolio securities bear the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, and of loss of rights in the collateral should the borrower fail financially. Such Funds also bear the risk that the value of investments made with collateral may decline and bear the risk of total loss with respect to the investment of collateral.

At February 28, 2021, securities on loan at value and collateral from securities on loan are listed below:

Fund Name	Value of securities on loan ($)	Cash collateral ($)	Non-cash collateral ($)*	Total collateral ($)
Climate Change Fund	19,593,447	3,377,753	17,297,746	20,675,499
Emerging Markets Fund	3,874,183	—	4,204,133	4,204,133
Resources Fund	23,419,309	—	24,261,132	24,261,132

*	Non-cash collateral is comprised of U.S Treasuries and Agencies. The Fund cannot repledge non-cash collateral; therefore, they are excluded from the Statements of Assets and Liabilities.

Information regarding the value of the securities loaned and the value of cash collateral at period end is included in the Statements of Assets and Liabilities.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

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Notes to Financial Statements — (Continued)

February 28, 2021

As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as Other income in the Statements of Operations. Related receivables, if any, are reflected as EU tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless GMO believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that International Equity Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges related to International Equity Fund’s closing agreement liability are presented as a reduction of Other income in the Statements of Operations and its estimated closing agreement liability is presented as Payable for IRS closing agreement fees in the Statements of Assets and Liabilities.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2021, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

119

GMO Trust Funds

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February 28, 2021

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Climate Change Fund	Cyclical Focus Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	International Equity Fund	Japan Value Creation Fund	Quality Fund	Resources Fund	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Capital loss carry forwards	X		X	X	X			X	X		X
Derivative contract transactions			X	X							X
Dividend income and withholding tax reclaim reserves				X	X			X	X
EU tax reclaims, associated interest entitlements and IRS closing agreement matters					X
Foreign currency transactions			X
Late-year ordinary losses			X					X	X
Losses on wash sale transactions	X	X	X	X	X		X	X	X	X	X
Partnership interest tax allocations				X
Passive foreign investment company transactions	X	X	X	X	X	X		X	X
Redemption in-kind transactions					X		X			X	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2021			Tax year ended February 29, 2020

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Climate Change Fund	6,683,492	7,099,833	13,783,325	3,590,555	1,404,035	4,994,590
Cyclical Focus Fund	7,515,852	—	7,515,852	N/A	N/A	N/A
Emerging Domestic Opportunities Fund	7,101,297	—	7,101,297	51,556,984	—	51,556,984
Emerging Markets Fund	113,896,942	—	113,896,942	158,828,533	—	158,828,533
International Equity Fund	112,859,036	—	112,859,036	122,617,075	—	122,617,075
Japan Value Creation Fund	2,070,899	—	2,070,899	N/A	N/A	N/A
Quality Fund	151,652,451	774,234,311	925,886,762	132,495,166	399,309,648	531,804,814
Resources Fund	20,325,831	11,022,393	31,348,224	17,144,201	—	17,144,201
Tax-Managed International Equities Fund	882,340	—	882,340	1,766,064	—	1,766,064
U.S. Equity Fund	15,615,633	20,105,110	35,720,743	13,879,421	54,102,864	67,982,285
U.S. Small Cap Value Fund	6,891,863	—	6,891,863	3,801,218	—	3,801,218

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Notes to Financial Statements — (Continued)

February 28, 2021

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2021, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Loss Deferral ($)
Climate Change Fund	20,718,714	9,724,265	—	(4,384,481)	—
Cyclical Focus Fund	14,240,390	—	—	—	—
Emerging Domestic Opportunities Fund	2,377,796	—	—	(2,759,936)	—
Emerging Markets Fund	7,435,951	—	—	(1,198,190,505)	—
International Equity Fund	33,770,181	—	—	(1,021,402,908)	—
Japan Value Creation Fund	11,064,275	—	—	—	—
Quality Fund	92,589,957	62,691,067	—	—	—
Resources Fund	52,074,968	4,564,120	—	—	—
Tax-Managed International Equities Fund	157,079	554,028	—	(2,732,322)	—
U.S. Equity Fund	870,861	21,990,970	—	—	—
U.S. Small Cap Value Fund	17,754,941	—	—	—	—

As of February 28, 2021, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2021, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Climate Change Fund	(1,674,056)	(2,710,425)
Cyclical Focus Fund	—	—
Emerging Domestic Opportunities Fund	(2,759,936)	—
Emerging Markets Fund	(84,953,319)	(1,113,237,186)
International Equity Fund	(769,130,239)	(252,272,669)
Japan Value Creation Fund	—	—
Quality Fund	—	—
Resources Fund	—	—
Tax-Managed International Equities Fund	(2,732,322)	—
U.S. Equity Fund	—	—
U.S. Small Cap Value Fund	—	—

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GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

As of February 28, 2021, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Climate Change Fund	294,572,809	67,829,480	(3,092,340)	64,737,140	—
Cyclical Focus Fund	108,278,459	34,448,700	(299,678)	34,149,022	—
Emerging Domestic Opportunities Fund	874,941,701	170,209,171	(26,192,936)	144,016,235	—
Emerging Markets Fund	2,714,531,364	429,099,418	(171,599,471)	257,499,947	377,116
International Equity Fund	2,079,851,442	287,659,440	(132,755,413)	154,904,027	—
Japan Value Creation Fund	148,982,218	16,172,570	(1,380,471)	14,792,099	—
Quality Fund	4,465,585,299	3,005,329,310	(86,933,796)	2,918,395,514	—
Resources Fund	767,288,967	240,812,952	(10,141,427)	230,671,525	—
Tax-Managed International Equities Fund	28,707,562	10,453,589	(172,123)	10,281,466	—
U.S. Equity Fund	286,138,785	69,425,629	(4,820,256)	64,605,373	—
U.S. Small Cap Value Fund	314,876,796	69,998,347	(14,493,421)	55,504,926	—

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 28, 2021, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

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Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to November 3, 2017, Brown Brothers Harriman & Co. served as the Funds’ custodian and fund accounting agent except for Climate Change Fund, Cyclical Focus Fund, Japan Value Creation Fund, Quality Fund and U.S. Equity Fund. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund directly or indirectly (e.g., through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

As of February 28, 2021, none of the Funds charge a purchase premium or redemption fee. Historical information on purchase premiums and redemption fees are provided in the table below

Emerging Domestic Opportunities Fund	For the period from December 1, 2018 to November 22, 2019, the premium on cash purchases and the fee on cash redemptions were each 0.40% of the amount invested or redeemed. Prior to December 1, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.80% of the amount invested or redeemed.
Emerging Markets Fund	For the period from December 1, 2018 to November 22, 2019, the premium on cash purchases and the fee on cash redemptions were each 0.40% of the amount invested or redeemed. Prior to December 1, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.80% of the amount invested or redeemed.
Resources Fund	Prior to March 9, 2020, the premium on cash purchases and the fee on cash redemptions were each 0.30% of the amount invested or redeemed.

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Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.12% of the Fund’s total net assets as of February 28, 2021, though in recognition of the potential liability, a portion of that amount is included as a Miscellaneous payable within the Statements of Assets and Liabilities. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Climate Change Fund	Cyclical Focus Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	International Equity Fund	Japan Value Creation Fund	Quality Fund	Resources Fund	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Commodities Risk	X							X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk			X
Currency Risk	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk			X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income			X
Merger Arbitrage Risk	X							X
Non-Diversified Funds	X	X	X	X		X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X	X	X	X	X

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Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. In addition, the value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Funds are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty can be expected to be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral if the Fund’s interest in the collateral is not perfected or additional collateral is not posted promptly as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of the collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

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Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligation to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments also are subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led several major rating agencies to downgrade the long-term credit rating of U.S. bonds and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

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The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “high yield” or “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and typically involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund is likely to lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of a default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

Some Funds may lend their portfolio securities. A Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, including possible impairment of a Fund’s ability to vote the securities, and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund is likely to realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.” Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Exchange rates for many currencies are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forward contracts, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may

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decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, runs the risk of being unable to obtain payments GMO believes are owed to it under an OTC derivatives contract or of those payments being delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to the risk that the pricing models used do not produce valuations that are consistent with the values the Funds realize when they close or sell an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, the Funds run a risk that inaccurate valuations will result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of the Funds’ net asset values.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives also are subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index could result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

Special tax rules apply to a Fund’s transactions in derivatives, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s derivative transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. See the Funds’ Prospectus and Statement of Additional Information for more information.

Derivatives Regulation. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are evolving, their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivative positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivative positions. Also, as a general matter, in contrast to a bilateral derivative position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivative position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements

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or termination of existing cleared derivative positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy, and any increase in margin held by a clearing member could expose a Fund to greater credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks are likely to be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Variation margin requirements became effective in March 2017 and initial margin requirements will become effective in 2021 or 2022. Such requirements could increase the amount of margin a Fund needs to post in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e. the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to different kinds of costs and risks.

The SEC recently reproposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. The ultimate impact, if any, of such a rule is unclear, but the reproposed rule, if adopted, could, among other things, restrict a Fund’s ability to continue to engage in derivatives transactions in the manner it has historically and increase the costs of derivatives transactions, which could have an adverse impact on a Fund’s performance.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the

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relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights at any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date). If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e. options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in a limited number of asset classes, sectors, industries, issuers, currencies, countries, or regions (or in sectors within a country or region) that are subject to the same or similar risk factors and Funds with investments whose prices are closely correlated are subject to greater overall risk than Funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to a particular geographic region, country or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than do funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. A Fund that invests in Underlying Funds (including underlying GMO Funds) is exposed to the risk that the Underlying Funds will not perform as expected. A Fund also is indirectly exposed to all of the risks to which the Underlying Funds are exposed.

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Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any), the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk when an underlying GMO Fund has large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in exchange-traded funds (“ETFs”) involve the risk that an ETF’s performance will not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.” ETFs are investment companies that typically hold a portfolio of securities designed to track the price, performance, and dividend yield of a particular securities market index (or sector of an index). As investment companies, ETFs incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a Fund that invests in ETFs bears a proportionate share of such fees and expenses. As a result, an investment by a Fund in an ETF could result in higher expenses and lower returns than if the Fund were to invest directly in the securities underlying the ETF.

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

The SEC recently adopted a rule that will change the regulatory framework under which some registered investment companies are permitted to invest in other registered investment companies (the “Fund of Funds Rule”). The impact of the Fund of Funds Rule is still under review but could adversely affect the Funds by, among other things, limiting the number of shares of other registered investment companies (such as other Funds or exchange-traded funds) or pooled investment vehicles that a Fund is permitted to purchase.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity securities or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also tends to be greater in times of financial stress. For example, inflation-protected securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities or other investments that are less liquid than those in its benchmark. The more illiquid investments a Fund has, the greater the likelihood of its paying redemption proceeds in-kind.

The Board of Trustees has designated GMO as administrator to the Funds’ liquidity risk management program, which was adopted by the Funds pursuant to Rule 22e-4 under the 1940 Act. Under that program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The term “illiquid investments” for purposes of the program means investments that GMO reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. While the liquidity risk management program is designed to assist in the assessment and management of illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

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Historically, credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, those sales could put significant downward price pressure on the market price of the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund would temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, at disadvantageous prices to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds, adversely affecting the Fund’s performance to the extent that the Fund is required to sell investments when it would not have otherwise done so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that ultimately is not received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. In addition, redemptions and purchases of shares by a large shareholder or group of shareholders could limit the use of any capital losses (including capital loss carryforwards) to offset realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e. a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio will be leveraged and can incur losses if the value of the Fund’s assets declines between the time a redemption request is received or deemed to be received by a Fund (which in some cases is the business day prior to actual receipt by the Fund of the redemption request) and the time at which the Fund liquidates assets to meet redemption requests. Such a decline in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the determination of net asset value and corresponding liquidation of assets could be longer due to time zone differences. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at

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disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future changes in tax legislation and regulation.

For many Funds, GMO uses quantitative models as part of its investment process. Those Funds run the risk that GMO’s models will not accurately predict future market movements or characteristics. In addition, GMO’s models are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong.

The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to operational risks resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Examples of such operational risks include the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, and additional compliance costs. The Funds’ service providers regularly experience cyber-attacks and expect they will continue to do so. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Funds from, among other things, buying or selling securities or accurately pricing their investments. The Funds cannot directly control cyber security plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges, and such service providers, counterparties, or issuers may have limited, if any, indemnification obligations to GMO or the Funds, each of whom could be negatively impacted as a result.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars, pandemics and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby reducing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014, as well as in early 2020) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them,

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including securities held by the Funds. Fraud and other deceptive practices committed by an issuer of securities held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, reduce the value of many Fund investments, and impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely would be significantly disrupted. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. The consequences of the United Kingdom’s or another country’s exit from the European Union also could threaten the stability of the Euro and could negatively affect the financial markets of other countries in the European region and beyond, which may include companies or assets held or considered for prospective investment by GMO.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These types of sanctions have recently been applied against the Venezuelan and Russian governments, as well as against certain Russian and Venezuelan officials and institutions. These sanctions have resulted, and any additional sanctions or intergovernmental actions or even the threat of further sanctions could result, in a decline in the value and liquidity of Russian and Venezuelan securities, a weakening of the Russian and Venezuelan currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Funds to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Funds are difficult to predict.

Natural and environmental disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of a novel coronavirus beginning in late 2019 (described below)), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008), can be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and the market price of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, government economic stimulus measures, lower consumer demand for goods and

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services, event cancellations and restrictions, service cancellations, rapid increases in unemployment, increased demand for and strain on government resources, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. Equities which are characterized as relatively cyclical, such as investments in companies in the consumer discretionary, financials, energy, real estate, materials and industrials sectors, often are especially sensitive to economic cycles, which means they typically underperform non-cyclical equities during economic downturns. Cyclical equities’ performance can be significantly affected by among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or decline due to GMO’s incorrect assessment. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt investments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, fixed income investments also may be repaid more slowly than anticipated, causing a decrease in their market price. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “high yield” or “junk bonds”) may be particularly volatile. Often, below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A principal risk run by each Fund with significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments would likely be significantly reduced if GMO’s assessment proves incorrect.

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The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or variable-rate investments, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e. nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

When interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fee.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio investments when it would otherwise not do so, including at unfavorable prices. The risks associated with rising interest rates are generally greater during periods when prevailing interest rates are at or near their historic lows. Moreover, fixed income investments will be difficult to value during such periods. The U.S. Federal Reserve Bank recently decreased interest rates back to near historically low levels. A substantial increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Funds. Other actions by central banks or regulators (such as intervention in foreign currency markets or imposition of currency controls) also could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including larger distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers. As a result, they are likely to be subject to greater credit, market and other risks than if their investments were more diversified, and poor performance by a single investment is likely to have a greater impact on their performance.

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The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Climate Change Fund
•	Cyclical Focus Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Japan Value Creation Fund
•	Quality Fund
•	Resources Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets list securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets (particularly in emerging markets) often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. In addition, a Fund’s pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund.

A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. In some cases, the amount of a refund could be material to a Fund’s net asset value. Accordingly, a refund is not typically reflected in the Fund’s net asset value until it is received or GMO is confident it will be received. Generally, absent a determination by GMO that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value until it is received. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Singapore tax consequences of an investment in a Fund, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in every country, including the U.S., or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude a Fund from obtaining a similar license. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license.

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Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); increased risk of nationalization, expropriation, or other confiscation of issuer assets; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e. a market freeze); unavailability of currency hedging techniques; less rigorous auditing and financial reporting standards and resulting unavailability of reliable information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities. The economies of emerging countries often are more volatile than the economies of developed countries. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers and depend on fewer key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for the securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

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The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds may have investment exposures in excess of its net assets (i.e. the Fund may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2021, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Domestic Opportunities Fund	Emerging Markets Fund	International Equity Fund	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Forward currency contracts
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar	X
Futures contracts
Adjust exposure to certain securities markets	X	X	X	X	X	X
Maintain the diversity and liquidity of the portfolio			X	X	X	X
Swap contracts
Substitute for direct equity investment	X	X
Achieve returns comparable to holding and lending a direct equity position	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of

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the contracts. Most forward currency contracts are collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e. sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps,

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inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations. The periodic frequency of payments received may differ from periodic payment frequencies made and their frequencies could be monthly, quarterly, semiannually, annually or at maturity.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

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The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

***

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2021 and the Statements of Operations for the year ended February 28, 2021^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Equity Contracts	Foreign Currency Contracts	Total
Emerging Domestic Opportunities Fund
Net Realized Gain (Loss) on
Futures Contracts	$1,405,623	$—	$1,405,623
Swap Contracts	3,304,683	—	3,304,683
Forward Currency Contracts	—	(474,612)	(474,612)

Total	$4,710,306	$(474,612)	$4,235,694

Change in Net Appreciation (Depreciation) on
Futures Contracts	$(1,227,126)	$—	$(1,227,126)
Swap Contracts	(618,942)	—	(618,942)
Forward Currency Contracts	—	405,915	405,915

Total	$(1,846,068)	$405,915	$(1,440,153)

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	Equity Contracts	Foreign Currency Contracts	Total
Emerging Markets Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$6,633,761	$—	$6,633,761
Swap Contracts, at value¤	225,326	—	225,326

Total	$6,859,087	$—	$6,859,087

Net Realized Gain (Loss) on
Futures Contracts	$30,465,630	$—	$30,465,630
Swap Contracts	12,228,051	—	12,228,051

Total	$42,693,681	$—	$42,693,681

Change in Net Appreciation (Depreciation) on
Futures Contracts	$13,670,985	$—	$13,670,985
Swap Contracts	(600,792)	—	(600,792)

Total	$13,070,193	$—	$13,070,193

International Equity Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$(370,276)	$—	$(370,276)

Total	$(370,276)	$—	$(370,276)

Net Realized Gain (Loss) on
Futures Contracts	$(14,279,213)	$—	$(14,279,213)

Total	$(14,279,213)	$—	$(14,279,213)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$8,280,402	$—	$8,280,402

Total	$8,280,402	$—	$8,280,402

Tax-Managed International Equities Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$7,519	$—	$7,519

Total	$7,519	$—	$7,519

Net Realized Gain (Loss) on
Futures Contracts	$50,395	$—	$50,395

Total	$50,395	$—	$50,395

Change in Net Appreciation (Depreciation) on
Futures Contracts	$5,679	$—	$5,679

Total	$5,679	$—	$5,679

U.S. Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$6,984	$—	$6,984

Total	$6,984	$—	$6,984

Net Realized Gain (Loss) on
Futures Contracts	$(209,606)	$—	$(209,606)

Total	$(209,606)	$—	$(209,606)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$78,400	$—	$78,400

Total	$78,400	$—	$78,400

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	Equity Contracts	Foreign Currency Contracts	Total
U.S. Small Cap Value Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$(109,220)	$—	$(109,220)

Total	$(109,220)	$—	$(109,220)

Net Realized Gain (Loss) on
Futures Contracts	$(2,130,022)	$—	$(2,130,022)

Total	$(2,130,022)	$—	$(2,130,022)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$681,150	$—	$681,150

Total	$681,150	$—	$681,150

^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements, Master Securities Loan Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements, reverse repurchase agreements and securities loans. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements, reverse repurchase agreements and securities loans held by the Funds at February 28, 2021, if any.

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February 28, 2021

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2021:

Emerging Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$225,326	$(225,326)	$—	$—	*

Total	$225,326	$(225,326)	$—	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), based on absolute values, at each month-end, was as follows for the year ended February 28, 2021:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)
Emerging Domestic Opportunities Fund	88,033,269	23,269,654	3,804,078
Emerging Markets Fund	—	194,472,624	36,521,837
International Equity Fund	—	21,586,453	—
Tax-Managed International Equities Fund	—	283,744	—
U.S. Equity Fund	—	2,941,698	—
U.S. Small Cap Value Fund	—	3,436,181	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Climate Change Fund	Cyclical Focus Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	International Equity Fund	Japan Value Creation Fund	Quality Fund	Resources Fund	Tax-Managed International Equities Fund	U.S. Equity Fund	U.S. Small Cap Value Fund
Management Fee	0.60%(a)	0.33%	0.75%	0.65%(b)	0.50%	0.50%	0.33%	0.50%	0.50%	0.31%	0.31%

(a)	Prior to December 31, 2018, GMO voluntarily agreed to reduce its annual management fee by 0.15%.
(b)	Prior to June 30, 2020, GMO contractually agreed to reduce its annual management fee from 0.75% to 0.65%.

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In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V	Class VI	Class R6	Class I
Climate Change Fund		0.15%	0.10%*	0.085%*	0.055%*	0.15%	0.15%
Cyclical Focus Fund		0.15%*	0.105%*	0.085%*	0.055%	0.15%*	0.15%*
Emerging Domestic Opportunities Fund	0.22%	0.15%*	0.105%*	0.085%	0.055%*	0.22%*	0.22%
Emerging Markets Fund	0.22%	0.15%	0.105%*	0.085%	0.055%	0.22%	0.22%
International Equity Fund	0.22%	0.15%	0.09%			0.22%*	0.22%*
Japan Value Creation Fund		0.15%*	0.10%*	0.085%*	0.055%	0.15%*	0.15%*
Quality Fund		0.15%	0.105%	0.085%*	0.055%	0.15%	0.15%
Resources Fund		0.15%	0.10%	0.085%*	0.055%*	0.15%	0.15%
Tax-Managed International Equities Fund		0.15%				0.15%*	0.15%*
U.S. Equity Fund		0.15%	0.10%*	0.085%*	0.055%	0.15%*	0.15%*
U.S. Small Cap Value Fund		0.15%*	0.10%*	0.085%*	0.055%	0.15%*	0.15%*

*	Class is offered but has no shareholders as of February 28, 2021.

For each Fund, other than Climate Change Fund, for the period prior to September 25, 2018, Resources Fund, and U.S. Small Cap Value Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). For Climate Change Fund, for the period prior to September 25, 2018, Resources Fund and U.S. Small Cap Value Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets (“Expense Threshold Amount”). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

For Resources Fund and U.S Small Cap Value Fund, GMO is permitted to recover from the Fund, on a class-by-class basis, as applicable, the “Specified Operating Expenses” GMO has borne or reimbursed (whether through reduction of its fees or otherwise) to the extent that the Funds’ “Specified Operating Expenses” later fall below the Expense Threshold Amount or the lower expense limit in effect when GMO seeks to recover the expenses. A Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. The amount GMO is entitled to recover may not cause a Fund to exceed the Expense Threshold Amount or the lower expense limit in effect when GMO seeks recovery.

For the period starting September 25, 2018, GMO has contractually agreed to waive its fees and/or reimburse GMO Climate Change Fund (the “Fund”) to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; 0.675% for Class VI shares; 0.77% for Class R6 shares; and 0.77% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel and independent compliance consultant to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses),

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February 28, 2021

taxes, litigation and indemnification expenses, payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap.

For the year ended February 28, 2021, GMO did not recoup any previously recorded waivers and/or reimbursements.

As of February 28, 2021, there were no waivers and/or reimbursements subject to possible future recoupment.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, GMO has contractually agreed to waive the shareholder service fees charged to holders of each class of shares of the Fund to the extent necessary to prevent the shareholder service fees borne by each class of shares of the Fund from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, 0.02% for Class VI shares, 0.20% for Class R6 shares and 0.20% for Class I shares.

These contractual waivers and reimbursements will continue through at least June 30, 2021 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

GMO has contractually agreed to reimburse Class I assets of each Fund (or waive its fees) to the extent that payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries from Class I assets exceed 0.10% of such Fund’s average daily net assets attributable to Class I assets. Effective January 27 2020, GMO has contractually agreed to reimburse Class I assets for Emerging Markets Fund and Emerging Domestic Opportunities Fund to the extent payments for sub-transfer agency, recordkeeping and other administrative services from Class I assets exceed 0.05% and 0.03%, respectively, of such Fund’s average daily net assets attributable to Class I assets.

Sub-Transfer Agent/Recordkeeping Payments

Class II, III, IV, V, VI and R6 shares are not subject to payments to third parties for sub-transfer agent, recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class II, III, IV, V, VI or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to holders of Class I shares through an account maintained by a third party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class I shares. These payments create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

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February 28, 2021

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2021 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Climate Change Fund	5,913	567
Cyclical Focus Fund	3,970	310
Emerging Domestic Opportunities Fund	33,510	3,566
Emerging Markets Fund	107,227	11,385
International Equity Fund	96,625	10,540
Japan Value Creation Fund	3,001	167
Quality Fund	252,876	25,108
Resources Fund	21,118	2,168
Tax-Managed International Equities Fund	1,454	120
U.S. Equity Fund	14,199	1,562
U.S. Small Cap Value Fund	14,442	1,571

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2021, none of the Funds had annualized indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2021, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2021 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Climate Change Fund	—	397,016,110	—	272,851,635
Cyclical Focus Fund	—	175,824,209	—	87,535,863
Emerging Domestic Opportunities Fund	—	2,133,615,082	10,000,166	2,302,874,620
Emerging Markets Fund	34,991,797	2,886,676,311	42,507,063	3,511,742,851
International Equity Fund	—	1,208,697,216	—	2,344,781,253
Japan Value Creation Fund	—	172,953,423	—	38,913,694
Quality Fund	20,392,560	1,843,194,770	103,656,921	2,512,705,985
Resources Fund	34,266,210	661,692,273	34,182,697	513,986,978
Tax-Managed International Equities Fund	—	29,945,432	—	35,453,564
U.S. Equity Fund	—	305,006,195	—	498,135,310
U.S. Small Cap Value Fund	—	394,859,894	—	575,953,861

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February 28, 2021

Included in the table above are cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, if any, in accordance with U.S. GAAP for the year ended February 28, 2021. In-kind purchases and sales of securities, including short-term investments, if any, and net realized gains/(losses) attributed to redemption in-kind transactions, if any, are noted in the table below:

Fund Name	In-Kind Purchases ($)	In-Kind Sales ($)	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
International Equity Fund	—	293,635,824	51,053,730
Quality Fund	26,431,152	88,710,926	44,892,883
U.S. Equity Fund	—	51,936,295	14,072,869
U.S. Small Cap Value Fund	—	83,728,845	22,272,788

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2021

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Climate Change Fund	2	31.42%	5.63%	—
Cyclical Focus Fund	3#	86.84%	1.31%	87.66%
Emerging Domestic Opportunities Fund*	1	53.51%	1.30%	—
Emerging Markets Fund*	3#	36.87%	0.42%	64.61%
International Equity Fund	4#	72.13%	0.00%**	84.88%
Japan Value Creation Fund	3§	83.17%	—	99.95%
Quality Fund	—	—	0.27%	4.25%
Resources Fund	3	76.61%	1.55%	—
Tax-Managed International Equities Fund	1	83.59%	—	—
U.S. Equity Fund	2#	50.81%	—	91.21%
U.S. Small Cap Value Fund	3§	74.40%	0.00%**	99.99%

*	The Fund’s outstanding shares were owned by more than 10 shareholders as of February 28, 2021.
**	Rounds to 0.00%.
#	Two of the shareholders are other funds of the Trust.
§	Three of the shareholders are other funds of the Trust.

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February 28, 2021

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Climate Change Fund
Class III:
Shares sold	814,512	$23,807,446	1,335,895	$29,627,307
Shares issued to shareholders in reinvestment of distributions	333,433	9,073,794	208,829	4,878,287
Shares repurchased	(688,426)	(14,748,239)	(1,258,218)	(27,634,266)
Shares repurchased in connection with reorganization(a)	(691,250)	(24,319,296)	—	—

Net increase (decrease)	(231,731)	$(6,186,295)	286,506	$6,871,328

Class R6:(b)
Shares sold	2,115,846	$53,282,325	50,513	$1,239,895
Shares issued to shareholders in reinvestment of distributions	96,807	2,822,175	—	—
Shares repurchased	(79,939)	(1,769,065)	—	—

Net increase (decrease)	2,132,714	$54,335,435	50,513	$1,239,895

Class I:(c)
Shares sold	2,287,524	67,483,965	43,031	1,000,842
Shares issued to shareholders in reinvestment of distributions	59,254	1,739,936	—	—
Shares issued to shareholders in connection with reorganization(a)	696,975	24,478,649	—	—
Shares repurchased	(212,005)	(6,571,577)	—	—

Net increase (decrease)	2,831,748	$87,130,973	43,031	$1,000,842

Cyclical Focus Fund
Class VI:(d)
Shares sold	6,591,975	$138,002,053
Shares issued to shareholders in reinvestment of distributions	272,615	7,428,754
Shares repurchased	(1,978,588)	(51,803,852)

Net increase (decrease)	4,886,002	$93,626,955

Emerging Domestic Opportunities Fund
Class II :
Shares sold	2,559,887	$63,321,505	289,248	$6,614,135
Shares issued to shareholders in reinvestment of distributions	66,747	1,732,754	664,068	15,015,951
Shares repurchased	(5,260,674)	(125,740,953)	(8,745,485)	(191,639,350)
Purchase premiums	—	—	—	4,323
Redemption fees	—	—	—	847,788

Net increase (decrease)	(2,634,040)	$(60,686,694)	(7,792,169)	$(169,157,153)

Class III:(e)
Shares sold	317,759	$6,587,104	77,711	$1,718,594
Shares issued to shareholders in reinvestment of distributions	3,255	84,526	227,211	5,137,598
Shares repurchased	(4,653,377)	(88,118,115)	(3,609,060)	(78,781,535)
Shares repurchased in connection with reorganization(a)	(545,433)	(15,763,441)	—	—
Purchase premiums	—	—	—	1,876
Redemption fees	—	—	—	350,461

Net increase (decrease)	(4,877,796)	$(97,209,926)	(3,304,138)	$(71,573,006)

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February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Emerging Domestic Opportunities Fund (continued)
Class IV:(f)
Shares issued to shareholders in reinvestment of distributions			—	$—
Shares repurchased			(5,133,511)	(114,489,235)
Purchase premiums			—	189
Redemption fees			—	9,656

Net increase (decrease)			(5,133,511)	$(114,479,390)

Class V:
Shares sold	138,555	$3,005,148	4,069,005	$94,765,020
Shares issued to shareholders in reinvestment of distributions	198,807	5,157,051	1,207,239	27,262,953
Shares repurchased	(1,874,733)	(50,168,277)	(13,489,760)	(301,571,976)
Purchase premiums	—	—	—	6,412
Redemption fees	—	—	—	1,090,567

Net increase (decrease)	(1,537,371)	$(42,006,078)	(8,213,516)	$(178,447,024)

Class I: (g)
Shares sold	116,224	$3,449,122
Shares issued to shareholders in connection with reorganization(a)	551,407	15,926,244

Net increase (decrease)	667,631	$19,375,366

Emerging Markets Fund
Class II :
Shares sold	1,648,844	$53,161,685	2,591,221	$84,009,094
Shares issued to shareholders in reinvestment of distributions	284,900	9,549,283	645,799	21,903,810
Shares repurchased	(6,920,252)	(230,894,405)	(4,313,640)	(141,674,686)
Purchase premiums	—	—	—	51,363
Redemption fees	—	—	—	223,821

Net increase (decrease)	(4,986,508)	$(168,183,437)	(1,076,620)	$(35,486,598)

Class III:
Shares sold	4,370,676	$146,164,042	3,289,119	$107,742,551
Shares issued to shareholders in reinvestment of distributions	298,873	10,087,950	138,763	4,718,700
Shares repurchased	(812,877)	(27,463,504)	(1,201,886)	(38,674,913)
Shares repurchased in connection with reorganization(a)	(1,043,359)	(39,415,082)	—	—
Purchase premiums	—	—	—	29,976
Redemption fees	—	—	—	127,453

Net increase (decrease)	2,813,313	$89,373,406	2,225,996	$73,943,767

Class V:(h)
Shares sold	5,421,878	$199,958,895	6,704,011	$210,170,738
Shares issued to shareholders in reinvestment of distributions	169,700	5,655,265	—	—
Shares repurchased	(3,845,713)	(125,000,000)	—	—
Purchase premiums	—	—	—	—
Redemption fees	—	—	—	—

Net increase (decrease)	1,745,865	$80,614,160	6,704,011	$210,170,738

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February 28, 2021

	Year Ended February 28, 2021				Year Ended February 29, 2020

	Shares		Amount		Shares	Amount
Emerging Markets Fund (continued)
Class VI:
Shares sold	8,650,691		$256,039,952		7,402,013	$246,827,168
Shares issued to shareholders in reinvestment of distributions	2,248,634		74,845,061		3,573,268	120,190,006
Shares repurchased	(33,325,115)		(1,071,217,844)		(23,395,592)	(757,169,808)
Purchase premiums	—		—		—	277,115
Redemption fees	—		—		—	1,196,746

Net increase (decrease)	(22,425,790)		$(740,332,831)		(12,420,311)	$(388,678,773)

Class R6:(i)
Shares sold	813,354		$22,128,535
Shares issued to shareholders in reinvestment of distributions	27,888		936,435
Shares issued to shareholders in connection with reorganization(a)	439,317		16,534,284
Shares repurchased	(89,853)		(2,939,669)

Net increase (decrease)	1,190,706		$36,659,585

Class I:(j)
Shares sold	1,160,474		$41,034,616		525,691	$17,411,530
Shares issued to shareholders in reinvestment of distributions	28,672		965,150		—	—
Shares issued to shareholders in connection with reorganization(a)	614,858		23,134,094		—	—
Shares repurchased	(151,985)		(4,910,965)		(211)	(6,910)

Net increase (decrease)	1,652,019		$60,222,895		525,480	$17,404,620

International Equity Fund
Class II:
Shares sold	—		$—		—	$—
Shares issued to shareholders in reinvestment of distributions	4,663		100,614		13,808	300,245
Shares repurchased	(308,564)		(5,424,568)		(375,731)	(7,877,185)

Net increase (decrease)	(303,901)		$(5,323,954)		(361,923)	$(7,576,940)

Class III:
Shares sold	3,720,329		$66,916,245		2,042,255	$42,764,756
Shares issued to shareholders in reinvestment of distributions	960,872		20,929,248		876,701	19,307,608
Shares repurchased	(9,040,551)		(188,307,672)		(5,358,133)	(115,630,443)

Net increase (decrease)	(4,359,350)		$(100,462,179)		(2,439,177)	$(53,558,079)

Class IV:
Shares sold	12,892,796		$240,379,292		11,741,908	$249,651,330
Shares issued to shareholders in reinvestment of distributions	4,223,138		91,652,733		4,679,297	102,794,963
Shares repurchased	(70,171,356	)(k)	(1,432,924,992	)(k)	(43,099,517)	(902,931,022)

Net increase (decrease)	(53,055,422)		$(1,100,892,967)		(26,678,312)	$(550,484,729)

Japan Value Creation Fund
Class VI:(l)
Shares sold	8,189,635		$164,396,732
Shares issued to shareholders in reinvestment of distributions	90,304		2,043,576
Shares repurchased	(1,297,353)		(28,419,114)

Net increase (decrease)	6,982,586		$138,021,194

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February 28, 2021

	Year Ended February 28, 2021				Year Ended February 29, 2020

	Shares		Amount		Shares		Amount
Quality Fund
Class III:
Shares sold	32,026,815	(m)	$786,417,726	(m)	24,208,061	(n)	$587,758,048	(n)
Shares issued to shareholders in reinvestment of distributions	16,255,824		396,418,267		9,288,097		227,503,802
Shares repurchased	(42,127,119)		(1,019,341,255)		(30,748,307)		(748,409,967)
Shares repurchased in connection with reorganization(a)	(10,985,195)		(286,038,477)		—		—

Net increase (decrease)	(4,829,675)		$(122,543,739)		2,747,851		$66,851,883

Class IV:
Shares sold	6,158,990		$150,155,647		5,393,298		$137,744,836
Shares issued to shareholders in reinvestment of distributions	5,043,483		123,440,372		3,200,998		78,540,885
Shares repurchased	(19,751,036)		(495,584,958)		(22,245,865	)(o)	(531,451,811	)(o)

Net increase (decrease)	(8,548,563)		$(221,988,939)		(13,651,569)		$(315,166,090)

Class VI:
Shares sold	9,304,601		$207,464,992		5,679,207		$137,503,394
Shares issued to shareholders in reinvestment of distributions	12,982,294		316,855,443		7,389,652		180,990,035
Shares repurchased	(18,610,905	)(p)	(453,735,000	)(p)	(21,809,752)		(528,211,553)

Net increase (decrease)	3,675,990		$70,585,435		(8,740,893)		$(209,718,124)

Class R6:(q)
Shares sold	2,926,477		$76,021,273		3,486,855		$87,903,607
Shares issued to shareholders in reinvestment of distributions	99,528		2,458,364		—		—
Shares issued to shareholders in connection with reorganization(a)	6,739,160		175,346,775		—		—
Shares repurchased	(439,543)		(11,695,126)		(87,109)		(2,238,685)

Net increase (decrease)	9,325,622		$242,131,286		3,399,746		$85,664,922

Class I: (r)
Shares sold	4,848,696		$115,110,578		3,566,561		$88,681,940
Shares issued to shareholders in reinvestment of distributions	869,086		21,195,796		71,643		1,757,400
Shares issued to shareholders in connection with reorganization(a)	4,273,468		111,094,880		—		—
Shares repurchased	(1,810,113)		(44,845,668)		(116,810)		(2,898,788)

Net increase (decrease)	8,181,137		$202,555,586		3,521,394		$87,540,552

Resources Fund
Class III:
Shares sold	5,566,651		$104,471,696		2,761,934		$55,016,482
Shares issued to shareholders in reinvestment of distributions	567,771		13,774,201		306,986		6,449,418
Shares repurchased	(1,016,432)		(23,560,174)		(302,137)		(6,067,221)
Shares repurchased in connection with reorganization(a)	(12,778,315)		(350,668,382)		—		—
Purchase premiums	—		—		—		87,946
Redemption fees	—		—		—		2,400

Net increase (decrease)	(7,660,325)		$(255,982,659)		2,766,783		$55,489,025

Class IV:
Shares sold	4,555,504		$107,109,178		382,045		$7,856,670
Shares issued to shareholders in reinvestment of distributions	704,295		17,024,643		509,639		10,674,039
Shares repurchased	(3,363,546)		(71,459,516)		(285,769)		(5,818,904)
Purchase premiums	—		—		—		147,126
Redemption fees	—		—		—		4,202

Net increase (decrease)	1,896,253		$52,674,305		605,915		$12,863,133

153

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

	Year Ended February 28, 2021				Year Ended February 29, 2020

	Shares		Amount		Shares	Amount
Resources Fund (continued)
Class R6:(s)
Shares sold	40,259		$1,068,906
Shares issued to shareholders in connection with reorganization(a)	54,721		1,501,686
Shares repurchased	(888)		(23,453)

Net increase (decrease)	94,092		$2,547,139

Class I:(s)
Shares sold	695,863		$19,518,024
Shares issued to shareholders in connection with reorganization(a)	12,718,172		349,017,891
Shares repurchased	(143,755)		(3,958,459)

Net increase (decrease)	13,270,280		$364,577,456

Tax-Managed International Equities Fund
Class III:
Shares sold	1,805,115		$20,617,208		722	$10,001
Shares issued to shareholders in reinvestment of distributions	9,074		135,500		61,454	905,073
Shares repurchased	(2,045,534)		(26,003,077)		(918,834)	(13,006,197)

Net increase (decrease)	(231,345)		$(5,250,369)		(856,658)	$(12,091,123)

U.S. Equity Fund
Class III:
Shares sold	390,012		$4,296,146		280,647	$3,693,248
Shares issued to shareholders in reinvestment of distributions	721,214		8,728,187		959,250	12,501,419
Shares repurchased	(815,138)		(10,502,121)		(4,232,533)	(55,999,328)

Net increase (decrease)	296,088		$2,522,212		(2,992,636)	$(39,804,661)

Class VI:
Shares sold	3,501,114		$44,086,437		765,484	$9,757,003
Shares issued to shareholders in reinvestment of distributions	2,251,552		26,876,326		4,277,949	55,400,367
Shares repurchased	(19,564,469	)(t)	(240,929,654	)(t)	(32,517,831)	(433,954,549)

Net increase (decrease)	(13,811,803)		$(169,966,891)		(27,474,398)	$(368,797,179)

U.S. Small Cap Value Fund
Class VI:(u)
Shares sold	4,758,720		$67,971,759		26,882,418 (w)	$541,929,344 (w)
Shares issued to shareholders in reinvestment of distributions	337,635		6,843,929		177,333	3,801,218
Shares repurchased	(13,194,884	)(v)	(261,216,696	)(v)	(4,053,702)	(81,541,924)

Net increase (decrease)	(8,098,529)		$(186,401,008)		23,006,049	$464,188,638

(a)	See Note 11 for discussion of reorganization.
(b)	The period under the heading “Year Ended February 29, 2020” represents the period from January 16, 2020 (commencement of operations) through February 29, 2020.
(c)	The period under the heading “Year Ended February 29, 2020” represents the period from February 25, 2020 (commencement of operations) through February 29, 2020.
(d)	The period under the heading “Year Ended February 28, 2021” represents the period from May 12, 2020 (commencement of operations) through February 28, 2021.
(e)	Class III liquidated on January 22, 2021.
(f)	For the period June 25, 2019 to February 29, 2020, Class IV had no shareholders.

154

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

(g)	The period under the heading “Year Ended February 28, 2021” represents the period from January 22, 2021 (commencement of operations) through February 28, 2021.
(h)

For the period February 27, 2019 to February 25, 2020, Class V had no shareholders. The period under the heading “Year Ended February 29, 2020” represents the period from February 26, 2020 through February 29, 2020.

(i)	The period under the heading “Year Ended February 28, 2021” represents the period from March 31, 2020 (commencement of operations) through February 28, 2021.
(j)	The period under the heading “Year Ended February 29, 2020” represents the period from January 14, 2020 (commencement of operations) through February 29, 2020.
(k)	13,244,102 shares and $293,635,824 were redeemed in-kind.
(l)	The period under the heading “Year Ended February 28, 2021” represents the period from September 14, 2020 (commencement of operations) through February 28, 2021.
(m)	1,161,256 shares and $26,431,152 were purchased in-kind.
(n)	838,547 shares and $7,413,522 were purchased in-kind.
(o)	3,733,580 shares and $88,710,926 were redeemed in-kind.
(p)	7,413,522 shares and $165,586,344 were redeemed in-kind
(q)	The period under the heading “Year Ended February 29, 2020” represents the period from November 12, 2019 (commencement of operations) through February 29, 2020.
(r)	The period under the heading “Year Ended February 29, 2020” represents the period from September 26, 2019 (commencement of operations) through February 29, 2020.
(s)	The period under the heading “Year Ended February 28, 2021” represents the period from January 22, 2021 (commencement of operations) through February 28, 2021.
(t)	3,849,646 shares and $51,936,295 were redeemed in-kind.
(u)

The period under the heading “Year Ended February 29, 2020” represents the period from July 2, 2019 (commencement of operations) through February 29, 2020. February 29, 2020” represents the period from February 26, 2020 through February 29, 2020.

(v)	3,680,987 shares and $83,728,845 were redeemed in-kind.
(w)	3,127,405 shares and $62,548,093 represented a contribution of assets by its sole shareholder to launch U.S. Small Cap Value Fund on July 2, 2019.

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2021 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Climate Change Fund
GMO U.S. Treasury Fund	$8,545,006	$131,650,051	$121,641,856	$8,787	*	$1,155	$25,397	$(14,867)	$18,563,731

Cyclical Focus Fund
GMO U.S. Treasury Fund	$—	$7,528,000	$7,000,000	$907		$286	$—	$—	$528,000

Emerging Domestic Opportunities Fund
CMI Ltd	$325,809	$—	$326,512	$—		$—	$(3,310,713)	$3,311,416	$—	#
Gayatri Projects Ltd	3,380,455	—	1,436,828	—		—	(1,485,323)	1,667,267	—	#
GMO U.S. Treasury Fund	18,615,329	226,543,803	245,227,370	38,293		16	85,327	(17,089)	—

Totals	$22,321,593	$226,543,803	$246,990,710	$38,293		$16	$(4,710,709)	$4,961,594	$—

155

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Emerging Markets Fund
Anilana Hotels & Properties Ltd	$485,306	$—	$—	$—	$—	$—	$192,701	$678,007
Gayatri Highways Ltd	49,629	—	53,333	—	—	(1,353,564)	1,357,268	—	#
Gayatri Projects Ltd	5,130,069	—	1,223,719	—	—	(2,099,960)	4,490,009	6,296,399

Totals	$5,665,004	$—	$1,277,052	$—	$—	$(3,453,524)	$6,039,978	$6,974,406

Quality Fund
GMO U.S. Treasury Fund	$15,768,140	$—	$6,000,000	$31,838	$975	$47,619	$15,202	$9,830,961

Resources Fund
GMO U.S. Treasury Fund	$1,832,863	$12,190,500	$14,026,825	$—	$—	$10,764	$(7,302)	$—

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$368,696	$1,055,000	$1,420,000	$768	$26	$2,326	$(857)	$5,165

U.S. Equity Fund
GMO U.S. Treasury Fund	$1,469,983	$57,600,000	$56,230,000	$7,941	213	$13,242	$(2,929)	$2,850,296

U.S. Small Cap Value Fund
GMO U.S. Treasury Fund	$6,280,467	$50,000,000	$56,192,000	$4,990	$343	$28,629	$(15,999)	$101,097

*

Excludes income from investment of cash collateral from securities lending in GMO U.S. Treasury Fund. Income (net of fee rebates paid to the borrower and fees paid to the lending agent) from investment of cash collateral from securities lending in GMO U.S. Treasury Fund was $16,320 in Climate Change Fund during the year.

#	Security is no longer an affiliate at year end.

11.	Reorganization

Under a plan of reorganization completed at the close of business on January 22, 2021, GMO Climate Change Series Fund, GMO Emerging Domestic Opportunities Series Fund, GMO Emerging Markets Series Fund, GMO Quality Series Fund and GMO Resources Series Fund (each, a “Selling Fund”) transferred all of their assets and liabilities to GMO Climate Change Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Quality Fund and GMO Resources Fund (each, an “Acquiring Fund”), respectively, in a reorganization that was approved by the shareholders and that was tax-free from a U.S. federal tax perspective. Prior to the reorganization, each Selling Fund invested all or substantially all of its assets in the corresponding Acquiring Fund and thus had the same investment program as the Acquiring Fund. The purpose of the reorganization was to provide exposure to a more efficient portfolio with substantially similar investment strategies.

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

The following is a summary of net assets and shares outstanding of the Acquiring Funds immediately before and after the reorganization.

	Before Reorganization	After Reorganization
GMO Climate Change Fund
Net assets	$325,591,865	$325,751,217
Shares outstanding
Class III	5,584,858	4,893,608
Class I	1,511,080	2,208,055
Net asset value per share
Class III	$35.18	$35.18
Class I	$35.12	$35.12
GMO Emerging Domestic Opportunities Fund
Net assets	$1,113,606,556	$1,113,769,359
Shares outstanding
Class III	545,433	0
Class I	0	551,407
Net asset value per share
Class III	$28.90	$0.00
Class I	$0.00	$28.88
GMO Emerging Markets Fund
Net assets	$3,194,894,095	$3,195,147,391
Shares outstanding
Class III	13,574,730	12,531,371
Class R6	755,101	1,194,418
Class I	1,369,821	1,984,679
Net asset value per share
Class III	$37.78	$37.78
Class R6	$37.64	$37.64
Class I	$37.63	$37.63
GMO Quality Fund
Net assets	$7,482,218,495	$7,482,542,613
Shares outstanding
Class III	137,986,811	127,001,617
Class R6	4,319,678	11,058,838
Class I	7,373,888	11,647,356
Net asset value per share
Class III	$26.04	$26.04
Class R6	$26.02	$26.02
Class I	$26.00	$26.00
GMO Resources Fund
Net assets	$982,068,220	$982,041,482
Shares outstanding
Class III	16,202,336	3,424,021
Class R6	0	54,721
Class I	0	12,718,172
Net asset value per share
Class III	$27.44	$27.44
Class R6	$0.00	$27.44
Class I	$0.00	$27.44

Because each Selling Fund was invested in the corresponding Acquiring Fund and no investments were transferred to the Acquiring Fund as part of the reorganization, the Acquiring Funds’ market value of investments, cost of investments and net unrealized appreciation/(depreciation) were unchanged as a result of the reorganization. Since the reorganization did not result in transfers of investments, its impact to the Statement of Operations were not material to the Acquiring Funds. Therefore, pro forma financial statements showing the effect of the reorganization are not presented.

157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Climate Change Fund, GMO Cyclical Focus Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO-Usonian Japan Value Creation Fund, GMO Quality Fund, GMO Resources Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Fund, and GMO U.S. Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Climate Change Fund, GMO Cyclical Focus Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO-Usonian Japan Value Creation Fund, GMO Quality Fund, GMO Resources Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Fund, and GMO U.S. Small Cap Value Fund (eleven of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

GMO Climate Change Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Fund	Statements of operations for the year ended February 28, 2021 and the statements of changes in net assets for each of the two years in the period ended February 28, 2021
GMO Cyclical Focus Fund	Statements of operations and changes in net assets for the period May 12, 2020 (commencement of operations) through February 28, 2021
GMO-Usonian Japan Value Creation Fund	Statements of operations and changes in net assets for the period September 14, 2020 (commencement of operations) through February 28, 2021
GMO U.S. Small Cap Value Fund	Statement of operations for the year ended February 28, 2021 and statement of changes in net assets for the year ended February 28, 2021 and for the period July 2, 2019 (commencement of operations) through February 29, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, MA

April 27, 2021

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

158

GMO Trust Funds

Board Review of Investment Management Agreement

February 28, 2021 (Unaudited)

GMO-Usonian Japan Value Creation Fund

Approval of initial management agreement for GMO-Usonian Japan Value Creation Fund (the “Fund”). At a meeting on July 30, 2020, the Trustees of GMO Trust (the “Trust”) approved for an initial two-year term commencing August 11, 2020 the management agreement between Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) and the Trust, on behalf of the Fund. In approving the initial management agreement, the Trustees considered information they believed, in light of the legal advice furnished to them, to be relevant, including information relating specifically to the Fund as well as to the Trust generally and the other series of the Trust (collectively, the “GMO funds”).

At a meeting on July 30, 2020, the Trustees discussed materials provided by GMO for purposes of considering GMO’s proposal to establish the Fund as a new series of the Trust and a proposed management agreement between the Trust, on behalf of the Fund, and GMO. During this meeting, the Trustees met with the senior member of the investment team that was expected to be primarily responsible for the investment management of the Fund.

Since the Fund had not yet commenced operations, the Trustees were unable to consider its investment performance. The Trustees therefore considered the performance of other funds and accounts advised by the investment team that would advise the Fund, noting that this performance was achieved by the investment team while its members were employed by a different investment advisory firm.

The Trustees considered the Fund’s estimated expense ratio (i.e. annual operating expenses per share as a percentage of average annual net asset value per share) as compared to the expense ratios of other funds in a peer group determined by GMO to have similar investment characteristics. In considering the Fund’s expense ratio, the Trustees took into account GMO’s undertaking to reimburse a portion of the Fund’s operating expenses.

The Trustees also considered the fees to be paid to GMO under the Fund’s management and shareholder servicing and supplemental support agreements. The Trustees reviewed information provided by GMO comparing the management fee to be paid by the Fund to the management fees of other funds and accounts pursuing similar investment strategies that are advised by the investment team that would advise the Fund, as well as funds managed by other managers determined by GMO to have similar investment characteristics. The Trustees also considered the shareholder servicing fees to be charged by GMO to different share classes of the Fund in light of the services to be provided to each class by GMO.

The Trustees also considered that the non-investment management services to be provided by GMO to the Fund, including but not limited to valuation, legal and compliance, accounting, operational and technology services, were the same as the services provided by GMO under its current management agreements with other GMO funds. The Trustees also considered the effects of the COVID-19 pandemic on various aspects of GMO’s operations, including portfolio management, marketing, distribution and data security, and expressed overall satisfaction with the way GMO’s business continuity plan had facilitated the continuation of operations during the pandemic.

Since the Fund had not yet commenced operations, no information regarding GMO’s profitability with respect to the Fund was available to the Trustees. The Trustees did, however, consider information provided to them by GMO regarding its profits from managing the Trust overall. The Trustees also considered how the proposed fees compared to fees paid by other GMO funds and took note of “fallout benefits” realized by Manager that would result from its management of the Fund and the other GMO funds. The Trustees also considered possible alternative fee arrangements. As the Fund had not yet commenced operations, the Trustees did not consider possible economies of scale to GMO associated with managing the Fund.

The Trustees also considered the experience and sophistication of GMO and its personnel (including, among others, management and investment management personnel, and legal, compliance, and risk-management personnel), noting personnel changes made during the past year and earlier. The Trustees also considered the resources GMO would employ in managing the Fund, GMO’s organization, its reputation, its risk management policies, and other matters relating to GMO and the nature and quality of its services to be provided to the Fund.

After reviewing these and other factors, the Trustees concluded, in the context of their overall review of the Fund’s initial management agreement, that the nature, extent and quality of services to be provided supported their approval of the Fund’s management agreement and that the fee to be charged under that agreement was reasonable.

In their deliberations, the Trustees considered the factors they individually deemed relevant, with each Trustee weighting specific factors as he thought appropriate. Following their deliberations, the Trustees who are not “interested persons” of the Trust voting separately, and then all Trustees voting together, approved the Fund’s initial management agreement.

159

GMO Trust Funds

Fund Expenses

February 28, 2021 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2021.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2020 through February 28, 2021.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

Climate Change Fund
Class III	$1,000.00	$1,427.00	$4.63	$1,000.00	$1,020.98	$3.86	0.77%
Class R6	$1,000.00	$1,427.30	$4.63	$1,000.00	$1,020.98	$3.86	0.77%
Class I	$1,000.00	$1,426.60	$5.23	$1,000.00	$1,020.48	$4.36	0.87%

Cyclical Focus Fund
Class VI	$1,000.00	$1,290.40	$2.27	$1,000.00	$1,022.81	$2.01	0.40%

Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,163.50	$5.47	$1,000.00	$1,019.74	$5.11	1.02%
Class V	$1,000.00	$1,164.10	$4.78	$1,000.00	$1,020.38	$4.46	0.89%
Class I(a)	$1,000.00	$958.10	$1.03	$1,000.00	$1,019.64	$5.21	1.04%

Emerging Markets Fund
Class II	$1,000.00	$1,178.30	$4.97	$1,000.00	$1,020.23	$4.61	0.92%
Class III	$1,000.00	$1,178.70	$4.70	$1,000.00	$1,020.48	$4.36	0.87%
Class V	$1,000.00	$1,179.60	$4.16	$1,000.00	$1,020.98	$3.86	0.77%
Class VI	$1,000.00	$1,179.50	$4.00	$1,000.00	$1,021.13	$3.71	0.74%
Class R6	$1,000.00	$1,178.40	$5.02	$1,000.00	$1,020.18	$4.66	0.93%
Class I	$1,000.00	$1,178.40	$5.29	$1,000.00	$1,019.94	$4.91	0.98%

International Equity Fund
Class II	$1,000.00	$1,166.70	$3.92	$1,000.00	$1,021.18	$3.66	0.73%
Class III	$1,000.00	$1,166.90	$3.55	$1,000.00	$1,021.52	$3.31	0.66%
Class IV	$1,000.00	$1,167.00	$3.22	$1,000.00	$1,021.82	$3.01	0.60%

Japan Value Creation Fund(b)
Class VI	$1,000.00	$1,188.20	$2.80	$1,000.00	$1,022.02	$2.81	0.56%

160

GMO Trust Funds

Fund Expenses — (Continued)

February 28, 2021 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

Quality Fund
Class III	$1,000.00	$1,117.20	$2.52	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,117.20	$2.31	$1,000.00	$1,022.61	$2.21	0.44%
Class VI	$1,000.00	$1,117.40	$2.05	$1,000.00	$1,022.86	$1.96	0.39%
Class R6	$1,000.00	$1,116.90	$2.57	$1,000.00	$1,022.36	$2.46	0.49%
Class I	$1,000.00	$1,116.00	$3.10	$1,000.00	$1,021.87	$2.96	0.59%

Resources Fund
Class III	$1,000.00	$1,459.50	$4.33	$1,000.00	$1,021.27	$3.56	0.71%
Class IV	$1,000.00	$1,459.50	$4.02	$1,000.00	$1,021.52	$3.31	0.66%
Class R6(a)	$1,000.00	$1,013.80	$0.72	$1,000.00	$1,021.27	$3.56	0.71%
Class I(a)	$1,000.00	$1,013.50	$0.83	$1,000.00	$1,020.78	$4.06	0.81%

Tax-Managed International Equities Fund
Class III	$1,000.00	$1,158.70	$3.53	$1,000.00	$1,021.52	$3.31	0.66%

U.S. Equity Fund
Class III	$1,000.00	$1,169.20	$2.47	$1,000.00	$1,022.51	$2.31	0.46%
Class VI	$1,000.00	$1,169.80	$1.99	$1,000.00	$1,022.96	$1.86	0.37%

U.S. Small Cap Value Fund
Class VI	$1,000.00	$1,414.20	$2.39	$1,000.00	$1,022.81	$2.01	0.40%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2021, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

(a)

For the period January 22, 2021 (commencement of operations) through February 28, 2021, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2021, multiplied by the average account value over the period, multiplied by 37 days in the period, divided by 365 days in the year.

(b)

For the period September 14, 2020 (commencement of operations) through February 28, 2021, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 2021, multiplied by the average account value over the period, multiplied by 167 days in the period, divided by 365 days in the year.

161

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2021 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2021:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1)(2)	Interest- Related Dividend Income ($)(3)	Short- Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid ($)(4)	Foreign Source Income ($)(4)	Section 199A Dividend Income (non-corporate shareholders) ($)(5)
Climate Change Fund	5.68%	45.57%	—	46,887	4,114,087	7,099,833	246,026	3,652,523	—
Cyclical Focus Fund	11.70%	24.76%	—	—	4,615,397	—	—	—	—
Emerging Domestic Opportunities Fund	2.44%	98.00%	1.70%	—	—	—	2,616,234	9,717,530	—
Emerging Markets Fund	—	56.81%	—	1,284,255	—	—	12,026,066	114,520,393	—
International Equity Fund	—	67.22%	—	778,997	—	—	—	—	—
Japan Value Creation Fund	—	65.02%	—	—	55,555	—	177,464	1,774,638	—
Quality Fund	63.42%	80.95%	—	2,263,699	56,143,661	774,234,311	—	—	—
Resources Fund	3.20%	79.82%	—	—	4,072,900	11,022,393	1,839,991	20,141,393	—
Tax-Managed International Equities Fund	—	100.00%	—	—	—	—	94,790	977,130	—
U.S. Equity Fund	44.83%	48.38%	—	168,067	9,483,285	20,105,110	—	—	617
U.S. Small Cap Value Fund	100.00%	100.00%	—	70,317	—	—	—	—	640,630

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from underlying funds.

(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.
(5)	The Funds hereby designate the above qualified business income under Section 199A of the Code.

In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms.

162

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2021. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Feigelson, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years

Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios) (January 1993 – June 2015).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	29	Trustee HIMCO Variable Insurance Trust (27 Portfolios) April 2014 – April 2019).
Interested Trustee and Officer

Jonathan Feigelson[1] YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017-2019); Senior Managing Director General Counsel, head of Regulatory Affairs and Director of Corporate Governance at TIAA-CREF (2006-2016)	29	None.

[1]	Mr. Feigelson is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

163

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Jonathan Feigelson YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA-CREF (2006 – 2016).

Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 to present).

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President – Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present; Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

164

AR-022821-EQ

GMO Trust

Annual Report

February 28, 2021

Alternative Allocation Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund

Global Equity Allocation Fund

Implementation Fund

International Developed Equity Allocation Fund

International Equity Allocation Fund

SGM Major Markets Fund

Strategic Opportunities Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, market risk-asset backed securities, credit risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the FTSE 3-Month Treasury Bill Index is included for comparative purposes only.

Class VI shares of GMO Alternative Allocation Fund returned +0.01% (net) for the fiscal year ended February 28, 2021, as compared with +0.33% for the FTSE 3-Month Treasury Bill Index.

One of the underlying strategies, Systematic Global Macro had a solid positive return and, as a sizeable allocation, was the biggest contributor to total Fund returns with a 2.0% contribution. Event-Driven and High Yield also made decent contributions of 0.5% and 0.4%, respectively, as Event-Driven had a modest positive return but a sizeable allocation, while High Yield enjoyed a larger return on a smaller allocation. The Equity Dislocation Strategy, which is broadly 100% long cheap global Value and 100% short expensive global Growth, was added towards the end of 2020, and got off to a great start adding almost 0.5% to the total Fund return. The holdings in cash and equivalents, which are needed to collateralize the underlying exposures, generated a modest positive return as did the Asset Allocation Long/Short strategy and the Relative Value Credit strategy, while the Put Selling strategy had negligible impact. Unfortunately, the Fixed Income Absolute Return Strategy, which had a substantial exposure, suffered a very challenging year, and largely offset the positive contributions from the other strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

2

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Alternative Allocation Fund Class VI Shares and the FTSE 3-Month Treasury Bill Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

For Class VI, R6 and I the gross expense ratio of 1.43%, 1.59% and 1.69%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 1.16%, 1.32% and 1.42% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

3

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	55.5%
Debt Obligations	29.4
Investment Funds	10.4
Short-Term Investments	5.1
Preferred Stocks	0.3
Rights/Warrants	0.0 ^
Purchased Options	0.0 ^
Forward Currency Contracts	(0.0)^
Written Options	(0.2)
Futures Contracts	(0.2)
Swap Contracts	(0.5)
Securities Sold Short	(36.4)
Other	36.6

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	2.2%
Other Emerging	0.0 ^†

2.2%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	21.7%
China	2.6
Other Emerging	1.8 †
Taiwan	1.4
Australia	1.1
United Kingdom	1.0
Other Developed	(0.3)‡

29.3%

(a)

GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of GMO Alternative Allocation Fund. As such, the holdings of GMO Alternative Allocation SPC Ltd. have been included with GMO Alternative Allocation Fund.

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

^	Rounds to 0.0%.

4

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 50.1%

	Australia — 1.4%

5,363	BHP Group Ltd	202,724

18,210	BlueScope Steel Ltd	232,563

494,300	Coca-Cola Amatil Ltd	5,103,500

4,352	Computershare Ltd (a)	44,528

34,096	Dexus (REIT)	233,893

9,537	Fortescue Metals Group Ltd	176,131

85,845	GPT Group (The) (REIT)	281,964

68,980	Mirvac Group (REIT)	118,894

2,625	Rio Tinto Ltd	257,565

150,531	Scentre Group (REIT)	333,326

8,570	Stockland (REIT)	27,383

	Total Australia	7,012,471

	Belgium — 0.1%

6,227	Ageas SA/NV (a)	349,034

871	UCB SA (a)	86,366

	Total Belgium	435,400

	Canada — 0.3%

2,900	Canadian Apartment Properties (REIT)	116,310

200	Canadian Tire Corp Ltd – Class A	25,843

6,800	Imperial Oil Ltd (a)	149,027

1,300	Linamar Corp	72,641

3,900	Magna International Inc	328,494

300	Manulife Financial Corp (a)	5,981

10,400	Power Corp of Canada (a)	250,724

6,100	RioCan Real Estate Investment Trust	90,882

15,600	TELUS Corp	312,588

	Total Canada	1,352,490

	China — 0.6%

62,000	Agile Group Holdings Ltd	87,561

394,000	Bank of Communications Co Ltd – Class H	222,403

9,500	Beijing Enterprises Holdings Ltd	32,879

168,000	China Communications Services Corp Ltd – Class H	79,464

2,599,000	China Huarong Asset Management Co Ltd – Class H	307,863

12,500	China Overseas Land & Investment Ltd	31,672

712,000	China Railway Group Ltd – Class H	375,997

334,400	China Zhongwang Holdings Ltd *	98,249

105,000	Chongqing Rural Commercial Bank Co Ltd – Class H	46,280

284,000	Dongfeng Motor Group Co Ltd – Class H	260,715

37,500	Fosun International Ltd	56,257

262,400	Guangzhou R&F Properties Co Ltd – Class H	350,207

19,000	Kingboard Holdings Ltd	87,531

42,900	Legend Holdings Corp – Class H	63,980

18,000	Momo Inc Sponsored ADR (a)	285,120

Shares	Description	Value ($)

	China — continued

34,000	Seazen Group Ltd *	41,057

33,300	Shanghai Pharmaceuticals Holding Co Ltd – Class H	61,079

69,000	Shimao Group Holdings Ltd	227,214

66,000	Sinopharm Group Co Ltd – Class H	154,527

256,000	Skyworth Group Ltd *	80,438

232,000	Yuzhou Group Holdings Co Ltd	89,422

	Total China	3,039,915

	Denmark — 0.2%

18,095	Danske Bank A/S	332,639

7,746	Demant A/S * (a)	318,401

2,943	Pandora A/S	285,722

	Total Denmark	936,762

	Finland — 0.0%

52,470	Nokia Oyj *	209,047

	France — 0.3%

3,747	Atos SE * (a)	292,863

4,273	Publicis Groupe SA (a)	251,258

7,510	Renault SA *	337,244

13,744	Societe Generale SA *	340,114

2,061	Unibail-Rodamco-Westfield (REIT) *	151,741

5,230	Valeo SA	184,839

	Total France	1,558,059

	Germany — 0.3%

26,199	Aroundtown SA	190,507

4,566	Bayer AG (Registered) (a)	277,344

630	Bayerische Motoren Werke AG	54,438

4,840	Daimler AG (Registered)	388,000

7,112	Deutsche Lufthansa AG (Registered) *	106,126

603	Deutsche Wohnen SE	28,343

1,790	Fresenius SE & Co KGaA	76,689

2,069	SAP SE	255,908

	Total Germany	1,377,355

	Hong Kong — 0.2%

43,000	CK Hutchison Holdings Ltd	324,494

432,000	First Pacific Co Ltd	141,728

50,300	Hongkong Land Holdings Ltd	241,652

45,500	Kerry Properties Ltd	146,585

534,000	PCCW Ltd	306,256

6,500	Swire Pacific Ltd – Class A	47,640

	Total Hong Kong	1,208,355

	Israel — 0.1%

1,000	Check Point Software Technologies Ltd *	110,240

See accompanying notes to the financial statements.	5

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Israel — continued

30,600	Teva Pharmaceutical Industries Ltd Sponsored ADR * (a)	329,256

	Total Israel	439,496

	Italy — 0.2%

4,119	EXOR NV (a)	330,175

14,546	Leonardo SPA	116,019

319,892	Telecom Italia SPA	151,889

479,429	Telecom Italia SPA – RSP	257,022

	Total Italy	855,105

	Japan — 1.1%

33,100	Asahi Kasei Corp	359,089

6,900	Astellas Pharma Inc (a)	109,097

2,500	Central Japan Railway Co	411,936

4,600	Daiwa House Industry Co Ltd	130,484

3,300	Electric Power Development Co Ltd	53,970

10,500	Honda Motor Co Ltd	290,233

59,500	Inpex Corp (a)	442,417

11,100	ITOCHU Corp	331,535

10,300	KDDI Corp	321,087

300	MEIJI Holdings Co Ltd	19,085

12,800	Nippon Telegraph & Telephone Corp	331,585

37,300	Obayashi Corp	322,003

20,700	ORIX Corp (a)	353,198

17,000	Sekisui House Ltd	320,766

28,700	Shimizu Corp	218,022

25,800	Sumitomo Chemical Co Ltd	125,603

22,600	Sumitomo Dainippon Pharma Co Ltd (a)	359,231

1,500	Suzuki Motor Corp	65,430

6,400	Taisei Corp	226,950

11,300	TIS Inc (a)	235,237

104,700	Tokyo Electric Power Co Holdings Inc *	337,241

4,600	Tosoh Corp	84,561

	Total Japan	5,448,760

	Netherlands — 0.3%

7,623	ABN AMRO Bank NV CVA *	87,653

58,511	Aegon NV (a)	280,427

5,600	AerCap Holdings NV *	269,808

33,946	ING Groep NV	371,801

10,020	Koninklijke Ahold Delhaize NV	264,576

2,955	NN Group NV (a)	136,443

3,693	Randstad NV *	246,981

	Total Netherlands	1,657,689

	New Zealand — 0.1%

54,568	Meridian Energy Ltd	224,642

	South Africa — 0.1%

27,750	Bidvest Group Ltd (The)	307,740

Shares	Description	Value ($)

	South Africa — continued

40,963	Old Mutual Ltd	36,398

	Total South Africa	344,138

	Spain — 0.1%

58,170	Banco Bilbao Vizcaya Argentaria SA	323,476

103,214	Banco Santander SA *	358,885

	Total Spain	682,361

	Sweden — 0.1%

38,435	Nordea Bank Abp	348,099

	Switzerland — 0.1%

5,031	Adecco Group AG (Registered)	316,635

2,465	Banque Cantonale Vaudoise (Registered)	258,339

	Total Switzerland	574,974

	United Kingdom — 4.2%

19,301	Aviva Plc (a)	97,787

5,163	Berkeley Group Holdings Plc (The)	292,520

178,933	BT Group Plc *	309,718

3,877	Carnival Plc *	86,349

8,068	Coca-Cola HBC AG *	253,000

1,091	Ferguson Plc	129,077

31,839	GW Pharmaceuticals Plc ADR * (a)	6,821,506

50,071	Kingfisher Plc *	185,586

107,848	M&G Plc (a)	277,777

54,221	Micro Focus International Plc * (a)	318,323

28	National Grid Plc	315

199,297	Royal Dutch Shell Plc – Class B Sponsored ADR (a)	7,748,667

417,200	RSA Insurance Group Plc (a)	3,938,761

1,573	Smiths Group Plc	32,213

56,314	Taylor Wimpey Plc *	124,251

19,173	WPP Plc (a)	229,298

	Total United Kingdom	20,845,148

	United States — 40.3%

150,035	Aerojet Rocketdyne Holdings, Inc. *	7,692,294

1,500	Aflac, Inc. (a)	71,835

51,733	Alexion Pharmaceuticals, Inc. * (a)	7,902,216

4,200	Alliance Data Systems Corp. (a)	405,300

800	Allstate Corp. (The) (a)	85,280

5,200	Ally Financial, Inc. (a)	215,800

1,400	American International Group, Inc. (a)	61,530

800	Anthem, Inc. (a)	242,552

600	Archer-Daniels-Midland Co.	33,948

3,300	Arrow Electronics, Inc. *	330,858

10,100	AT&T, Inc.	281,689

6,900	Athene Holding Ltd. – Class A * (a)	314,571

100	AutoZone, Inc. *	115,992

1,500	Bank of New York Mellon Corp. (The) (a)	63,240

6	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

1,900	Bed Bath & Beyond, Inc. *	51,034

300	Best Buy Co., Inc.	30,105

1,000	Biogen, Inc. * (a)	272,880

1,900	Booz Allen Hamilton Holding Corp. (a)	146,566

3,500	BorgWarner, Inc.	157,500

39,000	Bristol-Myers Squibb Co.	2,391,870

69,300	Cantel Medical Corp. *	5,147,604

3,400	Capital One Financial Corp. (a)	408,646

300	Capri Holdings Ltd. *	14,001

200	CarMax, Inc. *	23,902

12,700	Carnival Corp. *	339,725

7,000	Carrier Global Corp.	255,710

5,000	CBRE Group, Inc. – Class A *	378,850

4,000	Centene Corp. * (a)	234,160

1,500	CenterPoint Energy, Inc.	29,160

346,200	Change Healthcare, Inc. *	7,917,594

1,700	Cigna Corp. (a)	356,830

4,200	Cisco Systems, Inc.	188,454

5,500	Citigroup, Inc.	362,340

6,200	Citizens Financial Group, Inc.	269,328

3,100	Cognizant Technology Solutions Corp. – Class A (a)	227,788

6,500	Comcast Corp. – Class A (a)	342,680

1,500	Consolidated Edison, Inc.	98,475

8,000	Corteva, Inc.	361,200

30,600	Coty Inc. – Class A *	234,702

4,600	CVS Health Corp. (a)	313,398

2,100	Discover Financial Services (a)	197,547

204,071	Discovery, Inc. – Class C * (a)	9,183,195

9,000	DISH Network Corp. – Class A * (a)	283,590

4,000	DR Horton, Inc.	307,480

1,100	Dropbox, Inc. – Class A * (a)	24,799

3,100	Edwards Lifesciences Corp. * (a)	257,610

500	Electronic Arts, Inc. (a)	66,985

6,300	Exelon Corp.	243,180

2,400	Expedia Group, Inc. *	386,400

7,700	Exxon Mobil Corp. (a)	418,649

1,200	Facebook, Inc. – Class A * (a)	309,144

400	FedEx Corp.	101,800

700	Fifth Third Bancorp	24,283

1,000	FleetCor Technologies, Inc. * (a)	277,310

166,796	FLIR Systems, Inc.	8,906,906

34,600	Ford Motor Co. *	404,820

4,800	Fox Corp. – Class A (a)	159,888

8,400	Fox Corp. – Class B (a)	268,212

7,300	General Motors Co. *	374,709

800	General Mills, Inc.	44,008

3,900	Gilead Sciences, Inc. (a)	239,460

1,300	Goldman Sachs Group, Inc. (The) (a)	415,324

21,777	Grubhub, Inc. *	1,395,252

500	Hartford Financial Services Group, Inc. (The) (a)	25,345

10,600	HP, Inc.	307,082

Shares	Description	Value ($)

	United States — continued

124,892	IHS Markit Ltd.	11,260,263

69,389	Inphi Corp. * (a)	11,420,736

5,700	Intel Corp. (a)	346,446

500	International Paper Co.	24,825

2,800	International Business Machines Corp. (a)	333,004

13,600	Invesco Ltd. (a)	304,912

1,700	Jazz Pharmaceuticals Plc *	285,668

22,200	Kinder Morgan, Inc. (a)	326,340

4,500	Kohl’s Corp. *	248,625

6,700	Kraft Heinz Co. (The)	243,746

7,800	Kroger Co. (The)	251,238

1,000	Laboratory Corp. of America Holdings * (a)	239,910

2,100	Leidos Holdings, Inc. * (a)	185,745

3,800	Lennar Corp. – Class A	315,286

84,958	Liberty Broadband Corp. – Class C * (a)	12,702,071

5,800	Lincoln National Corp. (a)	329,846

3,000	LKQ Corp. *	118,170

28,700	Lumen Technologies, Inc.	352,723

3,500	LyondellBasell Industries NV – Class A	360,815

175,917	Maxim Integrated Products, Inc. (a)	16,390,187

7,300	MetLife, Inc. (a)	420,480

4,600	Micron Technology, Inc. * (a)	421,038

800	Mohawk Industries, Inc. *	139,992

6,700	Molson Coors Brewing Co. – Class B *	297,815

1,700	Morgan Stanley (a)	130,679

5,900	Occidental Petroleum Corp. (a)	156,999

4,800	Oracle Corp. (a)	309,648

1,200	PACCAR, Inc.	109,188

2,900	PG&E Corp. *	30,479

5,000	Phillips 66 (a)	415,250

186,105	PNM Resources, Inc.	8,934,901

4,000	PPL Corp.	104,760

17,897	PRA Health Sciences, Inc. *	2,638,197

800	Principal Financial Group, Inc. (a)	45,264

1,800	Progressive Corp. (The) (a)	154,710

4,000	Prudential Financial, Inc. (a)	346,880

500	Public Service Enterprise Group, Inc.	26,915

4,800	PulteGroup, Inc.	216,528

14,800	Qurate Retail, Inc. – Series A	183,816

4,600	Raytheon Technologies Corp.	331,154

600	Regeneron Pharmaceuticals, Inc. * (a)	270,342

176,000	Slack Technologies, Inc. – Class A * (a)	7,203,680

200	Snap-on, Inc.	40,622

3,900	SS&C Technologies Holdings, Inc. (a)	258,492

9,600	Synchrony Financial (a)	371,328

21,075	Teladoc Health, Inc. *	4,659,472

3,200	Textron, Inc.	161,088

4,000	Tyson Foods, Inc. – Class A	270,680

800	United Rentals, Inc. *	237,904

2,300	Universal Health Services, Inc. – Class B * (a)	288,259

71,607	Varian Medical Systems, Inc. * (a)	12,550,559

See accompanying notes to the financial statements.	7

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

4,600	Verizon Communications, Inc.	254,380

7,500	ViacomCBS, Inc. – Class B (a)	483,675

14,600	Viatris, Inc. * (a)	216,810

800	VICI Properties, Inc. (REIT)	22,800

1,700	VMware, Inc. – Class A * (a)	234,957

4,800	Walgreens Boots Alliance, Inc.	230,064

11,100	Wells Fargo & Co.	401,487

10,900	Western Union Co. (The) (a)	253,098

5,200	Western Digital Corp. *	356,356

600	Whirlpool Corp.	114,048

110,677	Willis Towers Watson Plc (a)	24,419,773

104,700	Xilinx, Inc. (a)	13,642,410

	Total United States	201,392,118

	TOTAL COMMON STOCKS (COST $231,331,413)	249,942,384

	PREFERRED STOCKS (b) — 0.1%

	Germany — 0.1%

4,986	Bayerische Motoren Werke AG	337,653

391	Henkel AG & Co KGaA	38,507

	Total Germany	376,160

	TOTAL PREFERRED STOCKS (COST $346,244)	376,160

	RIGHTS/WARRANTS — 0.0%

	United States — 0.0%

195,149	Bristol-Myers Squibb Co., Expires 03/31/21 * (c)	146,362

	TOTAL RIGHTS/WARRANTS (COST $270,780)	146,362

	INVESTMENT FUNDS — 10.4%

	United States — 10.4%

734,100	Altaba, Inc. (c)	10,681,155

107,500	iShares Core S&P 500 ETF	41,040,275

	Total United States	51,721,430

	TOTAL INVESTMENT FUNDS (COST $49,332,355)	51,721,430

	DEBT OBLIGATIONS — 29.3%

	United States — 28.6%

	Asset-Backed Securities — 12.6%

7,435,777	Apidos CLO XXI, Series 15-21A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.93%, 1.15%, due 07/18/27	7,437,688

Shares	Description	Value ($)

	United States — continued

	Asset-Backed Securities — continued

9,433,694	Canyon CLO Ltd., Series 20-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.92%, 2.16%, due 07/15/28	9,469,444

844,910	Catamaran CLO Ltd., Series 13-1A, Class AR, 144A, Variable Rate, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 1.06%, due 01/27/28	845,114

5,794,635	MP CLO VIII Ltd., Series 15-2A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.91%, 1.13%, due 10/28/27	5,796,292

8,063,879	Neuberger Berman CLO XIX Ltd., Series 15-19A, Class A1R2, 144A, Variable Rate, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 1.04%, due 07/15/27	8,065,798

3,403,632	Oaktree CLO Ltd., Series 15-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.87%, 1.09%, due 10/20/27	3,404,527

2,685,044	Ocean Trails CLO VI, Series 16-6A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 1.39%, due 07/15/28	2,687,041

1,473,764	Octagon Investment Partners XXIII Ltd., Series 15-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 1.09%, due 07/15/27	1,474,115

1,871,893	Palmer Square Loan Funding Ltd., Series 18-4A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 1.09%, due 11/15/26	1,872,638

4,092,659	Palmer Square Loan Funding Ltd., Series 19-3A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 1.03%, due 08/20/27	4,094,350

4,595,954	TICP CLO III-2 Ltd., Series 18-3R, Class A, 144A, Variable Rate, 3 mo. LIBOR + 0.84%, 1.06%, due 04/20/28	4,597,163

8,460,531	Venture XX CLO Ltd., Series 15-20A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.82%, 1.06%, due 04/15/27	8,462,544

4,835,266	Zais CLO 8 Ltd., Series 18-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 1.19%, due 04/15/29	4,801,782

	Total Asset-Backed Securities	63,008,496

	U.S. Government — 16.0%

1,000,000	U.S. Treasury Note, 0.13%, due 07/31/22	1,000,117

19,000,000	U.S. Treasury Note, 0.13%, due 08/31/22	19,000,742

20,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.06%, 0.09%, due 10/31/22 (a)	20,005,152

20,000,000	U.S. Treasury Note, 0.13%, due 12/31/22 (a)	19,999,219

20,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.05%, 0.08%, due 01/31/23 (a)	20,001,580

	Total U.S. Government	80,006,810

	Total United States	143,015,306

8	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States Virgin Islands — 0.7%
	Asset-Backed Securities — 0.7%

3,376,282	Denali Capital CLO X LLC, Series 13-1A, Class A1LR, 144A, Variable Rate, 3 mo. LIBOR + 1.05%, 1.27%, due 10/26/27	3,377,266

	TOTAL DEBT OBLIGATIONS (COST $146,191,714)	146,392,572

	MUTUAL FUNDS — 5.8%

	United States — 5.8%

	Affiliated Issuers — 5.8%

801,777	GMO Emerging Markets Fund, Class VI	29,192,704

	TOTAL MUTUAL FUNDS (COST $25,967,584)	29,192,704

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 5.1%

	Money Market Funds — 5.1%

25,386,986	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (d)	25,386,986

156,168	State Street U.S. Treasury Liquidity Fund – Class D Shares, 0.01% (e)	156,168

	TOTAL SHORT-TERM INVESTMENTS (COST $25,543,154)	25,543,154

PURCHASED OPTIONS — 0.0%

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Options on Credit Default Swaps — Calls — 0.0%
CDX.NA.IGS.35.V1-5Y	BOA	47.50%	04/21/21	USD	24,450,000	Fixed Spread	Receive	8,015

TOTAL PURCHASED OPTIONS (COST $26,895)	8,015

TOTAL INVESTMENTS — 100.8% (Cost $479,010,139)	503,322,781

Shares	Description	Value ($)

	SECURITIES SOLD SHORT — (36.5)%

	Common Stocks — (36.4)%

	Australia — (0.3)%

(3,326)	Afterpay Ltd *	(303,811)

(46,005)	APA Group	(330,227)

(1,441)	ASX Ltd	(75,039)

(892)	Cochlear Ltd	(145,536)

(159)	Ramsay Health Care Ltd	(8,092)

(55,610)	Sydney Airport *	(252,094)

(13,806)	TPG Telecom Ltd *	(73,038)

(29,180)	Transurban Group	(289,180)

	Total Australia	(1,477,017)

	Austria — (0.1)%

(3,630)	Verbund AG	(275,944)

	Canada — (0.1)%

(17,400)	AltaGas Ltd	(263,748)

	Denmark — (0.0)%

(1,181)	Ambu A/S – Class B	(54,425)

Shares	Description	Value ($)

	Common Stocks — continued

	France — (0.4)%

(5,804)	Edenred	(321,669)

(18,729)	Getlink SE *	(306,925)

(325)	Hermes International	(362,063)

(601)	Sartorius Stedim Biotech	(262,785)

(2,488)	Ubisoft Entertainment SA *	(202,850)

(11,247)	Vivendi SE	(389,283)

(2,821)	Wendel SE	(321,830)

	Total France	(2,167,405)

	Germany — (0.4)%

(2,038)	Delivery Hero SE *	(260,415)

(3,079)	Puma SE *	(327,864)

(1,873)	QIAGEN NV *	(92,559)

(7,820)	RWE AG	(295,360)

(3,316)	Scout24 AG	(250,124)

(110,544)	Telefonica Deutschland Holding AG	(296,010)

(9,469)	Uniper SE	(330,967)

(2,926)	Zalando SE *	(300,813)

	Total Germany	(2,154,112)

See accompanying notes to the financial statements.	9

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	Ireland — (0.3)%

(7,389)	ICON Plc *	(1,335,045)

	Israel — (0.1)%

(900)	Wix.com Ltd *	(313,713)

	Italy — (0.2)%

(1,330)	Amplifon SPA *	(52,904)

(2,607)	Atlantia SPA *	(48,808)

(1,646)	Ferrari NV	(320,320)

(21,720)	FinecoBank Banca Fineco SPA *	(380,950)

(3,887)	Infrastrutture Wireless Italiane SPA	(40,466)

	Total Italy	(843,448)

	Japan — (1.2)%

(14,000)	Acom Co Ltd	(62,736)

(9,200)	Asahi Intecc Co Ltd	(264,205)

(64,600)	ENEOS Holdings Inc	(285,660)

(300)	Fast Retailing Co Ltd	(297,443)

(2,500)	GMO Payment Gateway Inc	(330,887)

(5,200)	Hitachi Metals Ltd	(82,845)

(500)	Ibiden Co Ltd	(20,426)

(11,100)	Idemitsu Kosan Co Ltd	(291,966)

(10,900)	Isetan Mitsukoshi Holdings Ltd	(80,180)

(4,800)	Japan Airport Terminal Co Ltd	(232,356)

(5,200)	Japan Exchange Group Inc	(112,302)

(63)	Japan Real Estate Investment Corp	(385,078)

(17,400)	JGC Holding Corp	(225,928)

(18,100)	Keikyu Corp	(287,916)

(500)	Keio Corp	(37,514)

(1,200)	Kintetsu Group Holdings Co Ltd	(50,481)

(16,800)	Kyushu Electric Power Co Inc	(144,354)

(1,100)	Lasertec Corp	(134,683)

(9,800)	LIXIL Corp	(276,342)

(3,700)	M3 Inc	(294,068)

(500)	McDonald’s Holdings Co Japan Ltd	(24,844)

(2,400)	Mercari Inc *	(115,473)

(1,100)	Mitsubishi Materials Corp	(26,059)

(5,500)	MonotaRO Co Ltd	(316,205)

(1,000)	Nidec Corp	(127,515)

(4,200)	Nihon M&A Center Inc	(229,216)

(2,700)	Nippon Paint Holdings Co Ltd	(201,105)

(11,400)	Nippon Yusen KK	(329,741)

(500)	Nissin Foods Holdings Co Ltd	(37,784)

(5,600)	Odakyu Electric Railway Co Ltd	(164,588)

(1,600)	ORIENTAL LAND CO LTD	(269,413)

(2,000)	Yaskawa Electric Corp	(100,625)

	Total Japan	(5,839,938)

	Netherlands — (0.4)%

(166)	Adyen NV *	(387,342)

Shares	Description	Value ($)

	Common Stocks — continued

	Netherlands — continued

(17,458)	Just Eat Takeaway.com NV *	(1,679,925)

	Total Netherlands	(2,067,267)

	New Zealand — (0.0)%

(2,628)	Xero Ltd *	(240,512)

	Norway — (0.0)%

(896)	Schibsted ASA – B Shares *	(30,725)

	Peru — (0.1)%

(4,800)	Southern Copper Corp	(342,384)

	Singapore — (0.1)%

(46,900)	Singapore Exchange Ltd	(349,181)

	Spain — (0.2)%

(5,781)	Cellnex Telecom SA	(314,543)

(12,517)	Endesa SA	(309,299)

(11,379)	Ferrovial SA	(282,402)

(7,713)	Siemens Gamesa Renewable Energy SA	(286,101)

	Total Spain	(1,192,345)

	Sweden — (0.1)%

(2,398)	Evolution Gaming Group AB	(299,018)

	Switzerland — (0.2)%

(219)	Partners Group Holding AG	(262,202)

(268)	Straumann Holding AG (Registered)	(323,654)

(3,632)	Swiss Re AG	(341,219)

	Total Switzerland	(927,075)

	United Kingdom — (3.2)%

(5,018)	Admiral Group Plc	(217,150)

(8,841)	Antofagasta Plc	(220,653)

(105,866)	AstraZeneca Plc Sponsored ADR	(5,121,797)

(41,370)	Auto Trader Group Plc *	(318,076)

(99,136)	ConvaTec Group Plc	(260,236)

(17,349)	Entain Plc *	(343,218)

(7,404)	Experian Plc	(235,031)

(4,074)	Halma Plc	(128,971)

(15,135)	Hargreaves Lansdown Plc	(319,979)

(41,990)	Informa Plc *	(322,130)

(3,588)	Land Securities Group Plc (REIT)	(33,274)

(2,828)	London Stock Exchange Group Plc	(380,023)

(8,387)	Melrose Industries Plc *	(19,491)

(10,017)	Ocado Group Plc *	(307,756)

(5,621)	Prudential Plc	(111,972)

(189,150)	Royal Dutch Shell Plc – Class A Sponsored ADR	(7,760,825)

(649)	Spirax-Sarco Engineering Plc	(97,265)

	Total United Kingdom	(16,197,847)

10	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	United States — (29.0)%

(183,548)	Advanced Micro Devices, Inc. *	(15,511,641)

(8,000)	AES Corp. (The)	(212,480)

(600)	Agilent Technologies, Inc.	(73,242)

(300)	Align Technology, Inc. *	(170,133)

(1,500)	American Tower Corp. (REIT)	(324,195)

(110,889)	Analog Devices, Inc.	(17,278,724)

(119,691)	Aon Plc – Class A	(27,254,838)

(2,900)	Aramark	(107,648)

(2,300)	Arthur J Gallagher & Co.	(275,540)

(1,200)	Autodesk, Inc. *	(331,200)

(1,700)	Avalara, Inc. *	(266,798)

(1,000)	Axalta Coating Systems Ltd. *	(27,340)

(1,000)	Ball Corp.	(85,390)

(100)	Black Knight, Inc. *	(7,669)

(39,001)	Bristol-Myers Squibb Co.	(2,391,931)

(200)	Broadcom, Inc.	(93,974)

(1,300)	Burlington Stores, Inc. *	(336,466)

(1,400)	Cabot Oil & Gas Corp.	(25,914)

(900)	Carvana Co. *	(255,150)

(1,400)	Catalent, Inc. *	(159,194)

(1,500)	Ceridian HCM Holding, Inc. *	(134,490)

(7,479)	Charter Communications, Inc. – Class A *	(4,587,768)

(5,500)	Cheniere Energy, Inc. *	(370,645)

(200)	Chipotle Mexican Grill, Inc. *	(288,400)

(1,100)	Cloudflare, Inc. – Class A *	(81,367)

(800)	CME Group, Inc.	(159,760)

(2,900)	Cognex Corp.	(239,511)

(200)	CoStar Group, Inc. *	(164,752)

(1,000)	Coupa Software, Inc. *	(346,260)

(1,700)	Crowdstrike Holdings, Inc. – Class A *	(367,200)

(1,700)	Crown Castle International Corp. (REIT)	(264,775)

(2,700)	Datadog, Inc. – Class A *	(257,607)

(800)	DexCom, Inc. *	(318,224)

(1,800)	Digital Realty Trust, Inc. (REIT)	(242,514)

(183,398)	Discovery, Inc. – Class A *	(9,725,596)

(1,400)	DocuSign, Inc. *	(317,324)

(1,600)	Enphase Energy, Inc. *	(281,696)

(1,500)	Equifax, Inc.	(242,820)

(400)	Equinix, Inc. (REIT)	(259,336)

(5,700)	Equity LifeStyle Properties, Inc. (REIT)	(351,405)

(200)	Erie Indemnity Co. – Class A	(48,420)

(800)	Essential Utilities, Inc.	(33,648)

(200)	Etsy, Inc. *	(44,054)

(2,500)	Exact Sciences Corp. *	(340,300)

(1,900)	Fastenal Co.	(88,103)

(2,600)	Guidewire Software, Inc. *	(288,574)

(600)	HubSpot, Inc. *	(309,000)

(600)	IDEXX Laboratories, Inc. *	(312,102)

(200)	Illumina, Inc. *	(87,882)

(3,400)	Ingersoll Rand, Inc. *	(157,556)

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(1,300)	Insulet Corp. *	(336,830)

(1,900)	IQVIA Holdings, Inc. *	(366,301)

(2,900)	Iron Mountain, Inc. (REIT)	(100,891)

(2,679)	Jazz Pharmaceuticals Plc *	(450,179)

(4,400)	Lamb Weston Holdings, Inc.	(350,988)

(1,000)	Liberty Broadband Corp. – Class A *	(145,360)

(56,940)	Liberty Broadband Corp. – Class C *	(8,513,099)

(1,100)	Liberty Global Plc – Class C *	(26,730)

(7,500)	Liberty Media Corp-Liberty Formula One – Class C *	(329,250)

(1,100)	Linde Plc	(268,697)

(4,700)	Live Nation Entertainment, Inc. *	(417,642)

(300)	Lululemon Athletica, Inc. *	(93,504)

(600)	MarketAxess Holdings, Inc.	(333,564)

(161,198)	Marvell Technology Group Ltd.	(7,782,639)

(1,000)	MongoDB, Inc. *	(385,930)

(400)	Monolithic Power Systems, Inc.	(149,808)

(800)	MSCI, Inc.	(331,616)

(300)	Neurocrine Biosciences, Inc. *	(32,853)

(2,100)	NIKE Inc. – Class B	(283,038)

(1,600)	Novocure Ltd. *	(238,560)

(600)	NRG Energy, Inc.	(21,906)

(5,000)	Nuance Communications, Inc. *	(223,000)

(300)	NVIDIA Corp.	(164,574)

(1,400)	Okta, Inc. *	(366,030)

(600)	Paycom Software, Inc. *	(224,544)

(2,200)	Philip Morris International, Inc.	(184,844)

(600)	Pinterest, Inc. – Class A *	(48,348)

(600)	Pioneer Natural Resources Co.	(89,142)

(800)	Public Storage (REIT)	(187,152)

(900)	RingCentral, Inc. – Class A *	(340,344)

(200)	Rockwell Automation, Inc.	(48,656)

(900)	Roku, Inc. *	(355,932)

(7,100)	Rollins, Inc.	(235,507)

(35,950)	S&P Global, Inc.	(11,840,492)

(13,661)	salesforce.com, Inc. *	(2,957,607)

(900)	SBA Communications Corp. (REIT)	(229,617)

(1,000)	Seagen, Inc. *	(151,110)

(600)	ServiceNow, Inc. *	(320,076)

(2,900)	Simon Property Group, Inc. (REIT)	(327,468)

(7,000)	Snap, Inc. – Class A *	(459,620)

(1,700)	Splunk, Inc. *	(243,117)

(1,200)	Square, Inc. – Class A *	(276,036)

(2,800)	Starbucks Corp.	(302,484)

(23,418)	STERIS Plc	(4,093,466)

(600)	Sun Communities, Inc. (REIT)	(91,170)

(3,500)	Sunrun, Inc. *	(219,030)

(300)	Sysco Corp.	(23,889)

(200)	Take-Two Interactive Software, Inc. *	(36,892)

(11,700)	Targa Resources Corp.	(361,881)

(22,375)	Teladoc Health, Inc. *	(4,946,889)

See accompanying notes to the financial statements.	11

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(11,953)	Teledyne Technologies, Inc. *	(4,434,563)

(500)	Tesla, Inc. *	(337,750)

(100)	TransDigm Group, Inc. *	(57,667)

(1,000)	Twilio, Inc. – Class A *	(392,880)

(1,800)	Twitter, Inc. *	(138,708)

(2,700)	Uber Technologies, Inc. *	(139,725)

(8,000)	UDR, Inc. (REIT)	(329,360)

(1,000)	Vail Resorts, Inc.	(309,180)

(900)	Wayfair, Inc. – Class A *	(260,082)

(600)	West Pharmaceutical Services, Inc.	(168,390)

(12,100)	Williams Cos, Inc. (The)	(276,364)

(3,100)	Wynn Resorts Ltd. *	(408,363)

(400)	XPO Logistics, Inc. *	(46,640)

(1,600)	Zendesk, Inc. *	(233,824)

(2,688)	Zillow Group, Inc. – Class C *	(433,655)

(700)	Zoetis, Inc.	(108,668)

(700)	Zoom Video Communications, Inc. – Class A *	(261,527)

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(1,700)	Zscaler, Inc. *	(348,551)

	Total United States	(144,894,755)

	TOTAL COMMON STOCKS (PROCEEDS $163,805,759)	(181,265,904)

	PREFERRED STOCKS (b) — (0.1)%

	Germany — (0.1)%

(720)	Sartorius AG	(369,809)

	TOTAL PREFERRED STOCKS (PROCEEDS $318,960)	(369,809)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $164,124,719)	(181,635,713)

	Other Assets and Liabilities (net) — 35.7%	177,649,939

	TOTAL NET ASSETS — 100.0%	$499,337,007

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/31/2021	BOA	AUD	5,353,882	USD	4,240,607	120,578
03/31/2021	SSB	AUD	987,987	USD	767,879	7,583
04/16/2021	GS	AUD	2,218,662	USD	1,721,999	14,565
04/16/2021	MSCI	AUD	1,045,271	USD	822,011	17,593
04/16/2021	UBSA	AUD	17,456,685	USD	13,510,008	75,722
05/10/2021	MSCI	AUD	64,719,000	USD	49,327,851	(480,826)
04/05/2021	GS	BRL	4,160,079	USD	770,000	28,552
04/05/2021	JPM	BRL	8,659,139	USD	1,606,579	63,267
04/05/2021	MSCI	BRL	5,128,670	USD	950,000	35,921
05/03/2021	BCLY	CAD	5,141,138	USD	4,040,000	(187)
05/03/2021	JPM	CAD	4,919,551	USD	3,885,264	19,213
04/13/2021	JPM	CHF	8,513,624	USD	9,490,000	119,736
04/13/2021	MSCI	CHF	52,661,944	USD	59,287,967	1,327,184
05/24/2021	JPM	CLP	662,465,000	USD	940,000	23,896
05/24/2021	MSCI	CLP	359,930,500	USD	508,211	10,474
03/15/2021	DB	EUR	895,918	USD	1,085,302	4,013
03/15/2021	JPM	EUR	1,922,493	USD	2,319,003	(1,267)
03/19/2021	BOA	EUR	859,736	USD	1,035,935	(1,786)
03/31/2021	BCLY	EUR	3,050,000	USD	3,698,904	16,411
03/19/2021	MSCI	GBP	2,489,290	USD	3,447,968	(20,451)
03/19/2021	SSB	GBP	368,530	USD	519,861	6,375
04/13/2021	BCLY	GBP	3,140,000	USD	4,340,777	(34,923)
04/13/2021	JPM	GBP	8,280,000	USD	11,281,031	(257,439)
04/13/2021	BCLY	HUF	1,509,723,002	USD	5,078,011	55,663
04/13/2021	JPM	HUF	402,006,821	USD	1,350,000	12,657
04/30/2021	GS	ILS	2,927,913	USD	900,000	14,554
04/19/2021	JPM	INR	57,722,930	USD	790,000	14,691
03/09/2021	BCLY	JPY	109,200,000	USD	1,040,000	15,499
03/09/2021	JPM	JPY	415,048,229	USD	3,940,000	46,069

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/19/2021	SSB	JPY	336,367,200	USD	3,169,300	13,140
04/21/2021	DB	MXN	12,702,437	USD	640,000	36,039
04/19/2021	JPM	NOK	41,475,717	USD	4,880,000	96,813
04/16/2021	UBSA	NZD	3,220,426	USD	2,326,793	(66)
05/05/2021	JPM	NZD	5,160,000	USD	3,763,412	35,339
05/05/2021	MSCI	NZD	26,300,000	USD	18,949,676	(51,937)
04/21/2021	JPM	PHP	146,445,145	USD	3,042,269	65,560
05/28/2021	BCLY	RON	15,110,866	USD	3,745,793	21,137
05/05/2021	JPM	SEK	17,448,894	USD	2,110,000	42,136
04/15/2021	MSCI	SGD	3,635,043	USD	2,743,946	18,167
04/16/2021	BOA	THB	24,191,107	USD	803,054	419
05/03/2021	BCLY	TWD	4,035,249	USD	145,714	(97)
05/03/2021	JPM	TWD	16,028,880	USD	580,000	807
05/10/2021	JPM	USD	710,901	AUD	900,000	(18,248)
04/05/2021	JPM	USD	630,000	BRL	3,401,408	(23,770)
03/31/2021	MSCI	USD	3,569,011	CAD	4,579,456	29,795
05/03/2021	BCLY	USD	5,140,000	CAD	6,483,940	(44,566)
05/03/2021	MSCI	USD	56,377,545	CAD	72,354,265	482,388
04/13/2021	MSCI	USD	2,510,000	CHF	2,227,600	(58,259)
04/30/2021	MSCI	USD	2,612,904	COP	9,362,212,200	(50,926)
05/17/2021	MSCI	USD	2,115,878	CZK	44,985,685	(41,562)
03/15/2021	BCLY	USD	1,468,522	EUR	1,209,710	(8,515)
03/15/2021	DB	USD	5,465,175	EUR	4,514,802	(16,233)
03/15/2021	SSB	USD	20,374,678	EUR	16,697,339	(222,555)
03/19/2021	BOA	USD	2,654	EUR	2,203	5
03/31/2021	MSCI	USD	47,687,334	EUR	39,290,000	(249,578)
04/16/2021	UBSA	USD	19,944,945	EUR	16,430,847	(99,668)
05/17/2021	BCLY	USD	20,643,729	EUR	17,000,000	(97,374)
04/13/2021	MSCI	USD	18,678,996	GBP	13,856,000	629,825

12	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Forward Currency Contracts — continued

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/13/2021	CITI	USD	500,000	HUF	147,124,650	(10,565)
05/11/2021	JPM	USD	800,000	IDR	11,360,800,000	(19,048)
05/11/2021	MSCI	USD	2,832,249	IDR	39,963,040,000	(85,151)
04/19/2021	CITI	USD	700,000	INR	51,728,880	(5,200)
04/19/2021	JPM	USD	3,708,826	INR	274,390,783	(23,329)
03/09/2021	MSCI	USD	50,371,458	JPY	5,309,967,694	(554,004)
04/12/2021	BOA	USD	20,652,021	JPY	2,177,530,473	(214,128)
05/10/2021	BCLY	USD	1,963,676	JPY	205,045,640	(38,560)
05/10/2021	JPM	USD	1,836,174	JPY	193,946,269	(15,267)
05/10/2021	MSCI	USD	18,977,385	JPY	2,000,000,000	(199,941)
05/10/2021	UBSA	USD	4,329,682	JPY	458,273,247	(27,082)
04/19/2021	MSCI	USD	1,452,421	KRW	1,604,736,810	(28,394)
04/21/2021	JPM	USD	3,480,487	MXN	69,169,459	(191,695)
04/19/2021	BCLY	USD	2,870,000	NOK	24,472,777	(47,677)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/19/2021	JPM	USD	1,984,642	NOK	17,002,940	(23,778)
05/05/2021	BOA	USD	981,082	NZD	1,365,252	5,306
05/05/2021	JPM	USD	17,948,481	NZD	24,934,748	66,745
05/24/2021	MSCI	USD	1,406,369	PEN	5,136,480	1,467
05/17/2021	CITI	USD	3,615,165	PLN	13,400,331	(37,156)
05/12/2021	MSCI	USD	4,510,523	RUB	335,346,126	(55,780)
05/05/2021	BCLY	USD	26,557,740	SEK	223,254,985	(99,845)
05/05/2021	JPM	USD	18,700,000	SEK	156,748,834	(123,733)
04/15/2021	DB	USD	1,210,000	SGD	1,599,829	(10,349)
04/15/2021	GS	USD	1,150,000	SGD	1,524,701	(6,686)
04/16/2021	MSCI	USD	805,457	THB	24,191,107	(2,823)
05/17/2021	BCLY	USD	4,102,847	TRY	30,035,714	(195,058)
04/30/2021	MSCI	USD	5,747,358	ZAR	88,482,659	57,523

						$(142,655)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
205	Australian Government Bond 10 Yr.	March 2021	21,621,180	(1,203,935)
164	CAC40 10 Euro	March 2021	11,288,660	(126,492)
115	Canadian Government Bond 10 Yr.	June 2021	12,631,384	(233,237)
2	DAX Index	March 2021	831,505	(7,657)
75	Hang Seng Index	March 2021	14,042,585	(697,616)
564	Mini MSCI Emerging Markets	March 2021	37,734,420	1,991,221
110	MSCI Singapore	March 2021	2,773,309	41,912
3	S&P/TSX 60	March 2021	505,328	15,558
30	TOPIX Index	March 2021	5,311,280	(84,432)
168	U.S. Treasury Note 10 Yr. (CBT)	June 2021	22,296,750	(237,285)

			$129,036,401	$(541,963)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
129	E-mini Russell 2000 Index	March 2021	14,184,840	(876,007)
113	Euro Bund	March 2021	23,641,394	435,260
38	FTSE Taiwan Index	March 2021	2,106,853	64,069
89	FTSE/JSE TOP 40	March 2021	3,550,717	(317,394)
232	S&P 500 E-Mini	March 2021	44,186,720	50,369
18	SPI 200	March 2021	2,297,693	(11,152)

			$89,968,217	$(654,855)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Written Options

Equity Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Index Options — Puts
FTSE 100 Index	6,775.00	03/05/21	(37)	GBP	(2,398,869)	(83,349)
FTSE 100 Index	6,475.00	03/19/21	(29)	GBP	(1,880,195)	(59,392)
FTSE 100 Index	6,575.00	03/19/21	(19)	GBP	(1,231,852)	(47,484)
S&P 500 Index	3,935.00	03/05/21	(13)	USD	(4,954,495)	(180,700)
S&P 500 Index	3,905.00	03/12/21	(18)	USD	(6,860,070)	(223,740)
S&P 500 Index	3,820.00	03/19/21	(16)	USD	(6,097,840)	(133,440)

		Total Index Options — Puts				(728,105)

See accompanying notes to the financial statements.	13

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Written Options — continued

Equity Options — continued

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Option on Credit Default Swaps — Call
CDX.NA.HYS.35.V1-5Y	JPM	109.50%	03/17/21	USD	(8,890,000)	Fixed Spread	Receive	(12,160)

Written Options on Credit Default Swaps — Puts
CDX.NA.HYS.35.V1-5Y	JPM	109.00%	03/17/21	USD	(8,890,000)	Fixed Spread	Pay	(112,433)
CDX.NA.IGS.35.V1-5Y	BOA	70.00%	04/21/21	USD	(24,450,000)	Fixed Spread	Pay	(31,513)

					Total Written Options on Credit Default Swaps — Puts			(143,946)

					TOTAL WRITTEN OPTIONS
					(Premiums $677,642)			$(884,211)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX-NA.HYS.35.V1-5Y	USD	8,890,000	5.00%	3.11%	N/A	12/20/2025	Quarterly	(822,325)	(729,549)	92,776
CDX-NA.IGS.35.V1-5Y	USD	24,450,000	1.00%	0.56%	N/A	12/20/2025	Quarterly	(591,772)	(506,849)	84,923
ITRAXX.EUROPES.34.V1-5Y	EUR	9,968,000	1.00%	0.51%	N/A	12/20/2025	Quarterly	(313,377)	(284,148)	29,229

								$(1,727,474)	$(1,520,546)	$206,928

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX-NA.HYS.31.V14-5Y	CITI	USD	1,631,000	5.00%	5.21%	N/A	12/20/2023	Quarterly	(6,361)	9,398	15,759
ITRAXX.EUROPES.32.V1-5Y	JPM	EUR	9,600,000	1.00%	1.64%	N/A	12/20/2024	Quarterly	572,808	282,731	(290,077)
CMBX.NA.BBB-.9	CITI	USD	1,110,000	3.00%	5.79%	N/A	09/17/2058	Monthly	128,808	124,864	(3,944)
CMBX.NA.BBB-.9	CITI	USD	666,000	3.00%	5.79%	N/A	09/17/2058	Monthly	77,753	74,919	(2,834)

Sell Protection^:
CDX-NA.HYS.31.V14-5Y	CITI	USD	1,187,000	5.00%	1.41%	1,187,000 USD	12/20/2023	Quarterly	121,668	119,599	(2,069)
CDX-NA.HYS.31.V14-5Y	CITI	USD	1,928,000	5.00%	1.41%	1,928,000 USD	12/20/2023	Quarterly	203,886	194,260	(9,626)
CDX-NA.HYS.33.V12-5Y	CITI	USD	4,450,000	5.00%	0.47%	4,450,000 USD	12/20/2024	Quarterly	756,555	752,817	(3,738)
ITRAXX.EUROPES.32.V1-5Y	JPM	EUR	20,000,000	1.00%	0.76%	20,000,000 EUR	12/20/2024	Quarterly	116,938	223,921	106,983
ITRAXX.EUROPES.34.V1-5Y	BOA	EUR	17,800,000	1.00%	0.23%	17,800,000 EUR	12/20/2025	Quarterly	857,391	811,997	(45,394)
CMBX.NA.A.9	CITI	USD	1,112,500	2.00%	2.51%	1,112,500 USD	09/17/2058	Monthly	(33,096)	(24,864)	8,232
CMBX.NA.A.9	CITI	USD	1,780,000	2.00%	2.51%	1,780,000 USD	09/17/2058	Monthly	(44,602)	(39,782)	4,820

									$2,751,748	$2,529,860	$(221,888)

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 28, 2021, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.49%	3 Month CAD LIBOR	CAD	276,250,000	03/13/2023	Semi-Annually	67,894	792,469	724,575
3 Month CAD LIBOR	0.52%	CAD	7,680,000	03/13/2023	Semi-Annually	—	(18,435)	(18,435)
6 Month EURIBOR	(0.55)%	EUR	57,960,000	03/15/2023	Semi-Annually	(24,479)	(127,803)	(103,324)
6 Month GBP LIBOR	0.10%	GBP	241,470,000	03/15/2023	Semi-Annually	5,127	(1,184,067)	(1,189,194)
6 Month GBP LIBOR	0.10%	GBP	21,050,000	03/15/2023	Semi-Annually	—	(104,389)	(104,389)
6 Month GBP LIBOR	0.18%	GBP	39,640,000	03/15/2023	Semi-Annually	704	(105,256)	(105,960)
0.23%	3 Month USD LIBOR	USD	57,860,000	03/15/2023	Quarterly	2,128	22,969	20,841
0.21%	3 Month USD LIBOR	USD	31,230,000	03/15/2023	Quarterly	(10,972)	26,708	37,680
0.21%	3 Month USD LIBOR	USD	96,810,000	03/15/2023	Quarterly	(10,084)	77,006	87,090
0.09%	3 Month AUD BBSW	AUD	25,700,000	03/17/2023	Quarterly	—	48,326	48,326
0.12%	3 Month AUD BBSW	AUD	20,850,000	03/17/2023	Quarterly	—	28,791	28,791
0.07%	3 Month AUD BBSW	AUD	68,570,000	03/17/2023	Quarterly	836	143,695	142,859
3 Month AUD BBSW	0.10%	AUD	5,080,000	03/17/2023	Quarterly	(601)	(8,381)	(7,780)
(0.72)%	6 Month CHF LIBOR	CHF	8,640,000	03/17/2023	Semi-Annually	(1,266)	21,016	22,282
6 Month CHF LIBOR	(0.70)%	CHF	11,800,000	03/17/2023	Semi-Annually	—	(24,245)	(24,245)
0.39%	3 Month NZD Bank Bill Rate	NZD	257,200,000	03/17/2023	Quarterly	(58,630)	391,300	449,930
3 Month SEK STIBOR	(0.03)%	SEK	1,494,770,000	03/17/2023	Quarterly	38,245	(191,309)	(229,554)
1.05%	6 Month AUD BBSW	AUD	1,070,000	03/17/2031	Semi-Annually	(502)	61,355	61,857
6 Month AUD BBSW	1.01%	AUD	4,360,000	03/17/2031	Semi-Annually	—	(261,738)	(261,738)
6 Month AUD BBSW	0.99%	AUD	5,380,000	03/17/2031	Semi-Annually	—	(332,948)	(332,948)
6 Month AUD BBSW	1.95%	AUD	87,580,000	03/17/2031	Semi-Annually	597,381	710,702	113,321
6 Month AUD BBSW	1.26%	AUD	14,360,000	03/17/2031	Semi-Annually	8,188	(609,315)	(617,503)
3 Month CAD LIBOR	1.50%	CAD	123,780,000	03/17/2031	Semi-Annually	10,129	(3,496,297)	(3,506,426)
3 Month CAD LIBOR	1.51%	CAD	55,510,000	03/17/2031	Semi-Annually	(51,022)	(1,527,071)	(1,476,049)
3 Month CAD LIBOR	1.61%	CAD	10,690,000	03/17/2031	Semi-Annually	—	(215,378)	(215,378)
3 Month CAD LIBOR	1.75%	CAD	94,540,000	03/17/2031	Semi-Annually	(115,875)	(930,327)	(814,452)
(0.23)%	6 Month CHF LIBOR	CHF	7,520,000	03/17/2031	Semi-Annually	—	267,079	267,079
(0.25)%	6 Month CHF LIBOR	CHF	2,430,000	03/17/2031	Semi-Annually	—	90,364	90,364
6 Month CHF LIBOR	(0.25)%	CHF	34,330,000	03/17/2031	Semi-Annually	(16,559)	(1,307,213)	(1,290,654)
6 Month CHF LIBOR	(0.27)%	CHF	1,730,000	03/17/2031	Semi-Annually	3,783	(69,151)	(72,934)
(0.21)%	6 Month CHF LIBOR	CHF	2,340,000	03/17/2031	Semi-Annually	—	77,372	77,372
(0.19)%	6 Month CHF LIBOR	CHF	3,110,000	03/17/2031	Semi-Annually	—	96,597	96,597
(0.12)%	6 Month CHF LIBOR	CHF	13,180,000	03/17/2031	Semi-Annually	(5,659)	302,193	307,852
0.09%	6 Month CHF LIBOR	CHF	4,210,000	03/17/2031	Semi-Annually	—	623	623
3 Month NZD Bank Bill Rate	1.10%	NZD	46,850,000	03/17/2031	Quarterly	(127,042)	(2,846,654)	(2,719,612)
3 Month NZD Bank Bill Rate	2.15%	NZD	65,460,000	03/17/2031	Quarterly	440,939	655,178	214,239
3 Month NZD Bank Bill Rate	1.45%	NZD	7,270,000	03/17/2031	Quarterly	—	(269,009)	(269,009)
3 Month NZD Bank Bill Rate	1.70%	NZD	102,880,000	03/17/2031	Quarterly	(362,259)	(2,090,635)	(1,728,376)
0.41%	3 Month SEK STIBOR	SEK	219,840,000	03/17/2031	Quarterly	(813)	1,047,020	1,047,833
0.54%	3 Month SEK STIBOR	SEK	87,700,000	03/17/2031	Quarterly	(2,559)	287,397	289,956
0.82%	3 Month SEK STIBOR	SEK	40,000,000	03/17/2031	Quarterly	—	2,099	2,099
3 Month SEK STIBOR	0.49%	SEK	53,870,000	03/17/2031	Quarterly	13,083	(206,933)	(220,016)
3 Month SEK STIBOR	0.48%	SEK	6,300,000	03/17/2031	Quarterly	—	(24,745)	(24,745)
(0.25)%	6 Month EURIBOR	EUR	11,470,000	03/19/2031	Semi-Annually	11,138	426,926	415,788
(0.03)%	6 Month EURIBOR	EUR	4,570,000	03/19/2031	Semi-Annually	—	47,258	47,258
0.02%	6 Month EURIBOR	EUR	184,560,000	03/19/2031	Semi-Annually	(55,945)	753,198	809,143

See accompanying notes to the financial statements.	15

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.05%	6 Month EURIBOR	EUR	3,350,000	03/19/2031	Semi-Annually	—	(514)	(514)
0.48%	6 Month GBP LIBOR	GBP	45,280,000	03/19/2031	Semi-Annually	32,805	3,249,879	3,217,074
0.54%	6 Month GBP LIBOR	GBP	7,630,000	03/19/2031	Semi-Annually	20,920	483,523	462,603
0.69%	6 Month GBP LIBOR	GBP	8,070,000	03/19/2031	Semi-Annually	1,873	350,651	348,778
0.92%	6 Month GBP LIBOR	GBP	83,040,000	03/19/2031	Semi-Annually	148,267	1,020,026	871,759
1.46%	3 Month USD LIBOR	USD	93,120,000	03/19/2031	Quarterly	(52,914)	634,852	687,766
1.51%	3 Month USD LIBOR	USD	4,970,000	03/19/2031	Quarterly	—	9,472	9,472
1.52%	3 Month USD LIBOR	USD	4,990,000	03/19/2031	Quarterly	—	4,037	4,037
1.52%	3 Month USD LIBOR	USD	5,000,000	03/19/2031	Quarterly	—	5,953	5,953
3 Month USD LIBOR	1.45%	USD	37,860,000	03/19/2031	Quarterly	(14,783)	(294,222)	(279,439)

						$491,476	$(4,110,001)	$(4,601,477)

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on iShares Core S&P 500 ETF	1 Month USD LIBOR plus a spread of 0.24%	GS	USD	14,860,800	03/01/2021	At Maturity	—	(406,438)	(406,438)
Total Return on iShares Core S&P 500 ETF	1 Month USD LIBOR plus a spread of 0.21%	GS	USD	26,463,375	03/10/2021	At Maturity	—	697,787	697,787
1 Month FED Funds Rate plus 0.60%	Total Return on Equity Basket (f)	GS	USD	193,238	05/24/2022	Monthly	—	1,794	1,794
Total Return on Equity Basket (f)	1 Month FED Funds Rate minus 0.50%	GS	USD	40,720	05/24/2022	Monthly	—	1,416	1,416
Total Return on Equity Basket(f)	1 Month FED Funds Rate minus 0.75%	GS	USD	187,128	05/24/2022	Monthly	—	10,672	10,672
1 Month FED Funds Rate plus 0.95%	Total Return on Equity Basket(f)	MORD	USD	201,680	10/18/2022	Monthly	—	263	263
Total Return on Equity Basket (f)	1 Month FED Funds Rate minus 0.40%	MORD	USD	3,148,869	10/18/2022	Monthly	—	412,229	412,229
Total Return on Equity Basket (f)	1 Month FED Funds Rate plus 1.00%	MORD	USD	101,361	12/19/2022	Monthly	—	6,329	6,329
Total Return on Equity Basket (f)	1 Month FED Funds Rate minus 0.50%	MORD	USD	4,659	02/21/2023	Monthly	—	333	333

							$—	$724,385	$724,385

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	Investment valued using significant unobservable inputs (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2021.
(e)	All or a portion of this security or derivative is owned by GMO Alternative Allocation SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Allocation Fund.

(f)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

16	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Allocation Fund returned +5.60% (net) for the fiscal year ended February 28, 2021, as compared with +1.59% for the CPI.

Although it was a reasonable 12 months from an absolute performance perspective, relative to burgeoning equity markets it was distinctly lackluster. In particular, we put broad market hedges in place to remove a significant proportion of the effective exposure to equities in May 2020 as we believed that valuations were excessive, and risk was elevated due to COVID-19. This decision proved highly detrimental to performance as equities continued their strong run. Within equities, a bias to a “Value” style also proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). Fixed income exposure was additive to performance, driven by an excellent return from our High Yield/Distressed Debt positions. The equity long/short and alternative strategies also enjoyed solid positive returns, but simply could not keep up with the rampant equity markets, despite the Special Opportunities Strategy having a tremendous year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

18

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares, the Consumer Price Index and the Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.

For Class III, IV, MF, R6 and I the gross expense ratio of 1.03%, 0.98%, 0.98%, 1.03% and 1.13%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.88%, 0.83%, 0.83%, 0.88% and 0.98% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

19

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	73.4%
Debt Obligations	18.0
Short-Term Investments	5.6
Preferred Stocks	1.1
Investment Funds	1.1
Swap Contracts	0.1
Loan Participations	0.0	^
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Forward Currency Contracts	0.0	^
Purchased Options	0.0	^
Written/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Futures Contracts	(0.6)
Securities Sold Short	(21.8)
Other	23.1

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	3.2%
Other Emerging	2.4	†
Other Developed	0.2	‡
Euro Region	0.0	^#

	5.8%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
China	11.3%
Japan	8.2
United States	6.1
Other Developed	5.4	‡
Taiwan	4.9
Other Emerging	4.0	†
Russia	3.3
South Korea	2.4
United Kingdom	2.1
India	1.9
South Africa	1.3
Canada	1.1
Hong Kong	1.1
Netherlands	1.1

	54.2%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater contribution to the concentration percentage. Credit default swap exposure are factored into the duration adjusted exposure using the reference securities and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposure which may be attributable to derivatives or short sales, if any, the tables not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

6,328,082	GMO Emerging Country Debt Fund, Class IV	161,366,088

469,934,492	GMO Implementation Fund	5,968,168,051

9,198,727	GMO Opportunistic Income Fund, Class VI	237,695,110

5,507,128	GMO SGM Major Markets Fund, Class VI	176,393,296

	TOTAL MUTUAL FUNDS (COST $6,757,132,953)	6,543,622,545

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

6,316,225	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	6,316,225

	TOTAL SHORT-TERM INVESTMENTS (COST $6,316,225)	6,316,225

	TOTAL INVESTMENTS — 100.1% (Cost $6,763,449,178)	6,549,938,770

	Other Assets and Liabilities (net) — (0.1%)	(4,940,935)

	TOTAL NET ASSETS — 100.0%	$6,544,997,835

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	21

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Fund returned +6.64% (net) for the fiscal year ended February 28, 2021, as compared with +1.59% for the CPI.

Although it was a reasonable 12 months from an absolute performance perspective, relative to burgeoning equity markets it was distinctly lackluster. In particular, we put broad market hedges in place to remove a significant proportion of the effective exposure to equities in May 2020 as we believed that valuations were excessive, and risk was elevated due to COVID-19. This decision proved highly detrimental to performance as equities continued their strong run. Within equities, a bias to a “Value” style also proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). Fixed income exposure was additive to performance, driven by an excellent return from our High Yield/Distressed Debt positions. The equity long/short and alternative strategies also enjoyed solid positive returns, but simply could not keep up with the rampant equity markets, despite the Special Opportunities Strategy having a tremendous year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

22

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares, the Consumer Price Index and the Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

For Class III the gross expense ratio of 0.35% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.31% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

23

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	79.8%
Debt Obligations	14.3
Short-Term Investments	3.5
Investment Funds	1.2
Preferred Stocks	1.2
Swap Contracts	0.2
Loan Participations	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Purchased Options	0.0	^
Written/Credit Linked Options	(0.0	)^
Forward Currency Contracts	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(0.8)
Futures Contracts	(19.6)
Other	20.2

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
Other Emerging	2.9	†%
United States	1.8
Other Developed	0.0	^‡
Euro Region	0.0	^#

	4.7%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
China	13.9%
Japan	9.9
Other Developed	6.5	‡
Taiwan	5.7
United States	4.8
Russia	4.0
Other Emerging	3.3	†
South Korea	2.9
United Kingdom	2.5
India	2.0
South Africa	1.6
Canada	1.3
Hong Kong	1.3
Netherlands	1.3
Mexico	1.1

	62.1%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater contribution to the concentration percentage. Credit default swap exposure are factored into the duration adjusted exposure using the reference securities and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposure which may be attributable to derivatives or short sales, if any, the tables not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

24

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 76.6%

	Argentina — 0.1%

15,000	Banco BBVA Argentina SA ADR *	40,650

4,200	Globant SA *	901,824

22,800	Grupo Financiero Galicia SA ADR	169,860

	Total Argentina	1,112,334

	Australia — 1.6%

77,283	Accent Group Ltd	129,101

25,859	Adairs Ltd	75,639

17,975	Ansell Ltd (a)	499,549

72,623	Asaleo Care Ltd	79,297

632	Austal Ltd	1,155

183,456	Australian Pharmaceutical Industries Ltd	157,076

30,888	Aventus Group (REIT)	66,745

12,278	Bank of Queensland Ltd * (b)	83,116

3,676	Bank of Queensland Ltd * (b)	20,789

23,333	BHP Group Ltd	881,998

190,214	BlueScope Steel Ltd	2,429,256

19,756	Codan Ltd	226,977

40,499	Computershare Ltd (a)	414,367

362,619	Dexus (REIT)	2,487,503

387,703	Fortescue Metals Group Ltd	7,160,160

39,768	GDI Property Group (REIT)	31,687

133,824	Genworth Mortgage Insurance Australia Ltd	266,150

1,039,851	GPT Group (The) (REIT)	3,415,464

30,806	JB Hi-Fi Ltd	1,033,546

29,709	McMillan Shakespeare Ltd	284,835

644,307	Mirvac Group (REIT)	1,110,534

99,102	Mount Gibson Iron Ltd	67,522

71,491	Rio Tinto Ltd	7,014,696

136,209	Sandfire Resources Ltd	636,638

1,675,012	Scentre Group (REIT) (c)	3,709,041

342,240	Stockland (REIT)	1,093,521

13,140	Virtus Health Ltd (c)	61,714

	Total Australia	33,438,076

	Austria — 0.0%

2,199	Semperit AG Holding *	67,963

2,078	Vienna Insurance Group AG Wiener Versicherung Gruppe	55,804

	Total Austria	123,767

	Belgium — 0.4%

113,350	Ageas SA/NV	6,353,465

27,203	bpost SA *	294,651

29,901	UCB SA	2,964,881

	Total Belgium	9,612,997

Shares	Description	Value ($)

	Brazil — 0.6%

347,700	Banco Bradesco SA *	1,277,460

133,600	Banco do Brasil SA	668,691

292,900	Camil Alimentos SA	545,117

317,200	Cia de Saneamento do Parana	1,120,122

4,000	Cia Paranaense de Energia	41,041

7,800	CPFL Energia SA	40,168

150,200	Dimed SA Distribuidora da Medicamentos	503,865

69,700	Mahle-Metal Leve SA	220,385

399,900	Marfrig Global Foods SA *	991,865

615,540	Petrobras Distribuidora SA	2,187,923

15,500	Petroleo Brasileiro SA Sponsored ADR	122,915

47,600	Telefonica Brasil SA	373,720

381,800	TIM SA	872,032

82,300	Tupy SA *	312,065

118,500	Vale SA Sponsored ADR	2,002,650

125,100	Vamos Locacao de Caminhoes, Maquinas e Equipamentos S.A. *	770,128

26,100	WEG SA	363,496

	Total Brazil	12,413,643

	Canada — 1.4%

7,100	AGF Management Ltd – Class B (c)	38,663

200	Bank of Montreal	16,341

51,819	Brookfield Asset Management Inc – Class A	2,090,897

6,537	BRP Inc Sub Voting	472,322

13,400	Canaccord Genuity Group Inc	120,248

25,600	Canadian Apartment Properties (REIT)	1,026,736

8,800	Canadian Imperial Bank of Commerce	811,334

3,600	Canadian Tire Corp Ltd – Class A	465,177

4,700	Canfor Corp *	95,876

1,400	Canfor Pulp Products Inc	11,221

33,300	Cascades Inc	439,342

59,000	Celestica Inc * (b)	489,117

4,000	Celestica Inc * (b)	33,120

5,600	Cogeco Inc (a)	410,913

5,600	First Quantum Minerals Ltd	120,704

10,659	iA Financial Corp Inc	547,691

8,200	IGM Financial Inc (c)	223,718

59,900	Imperial Oil Ltd (c)	1,312,754

10,300	Intertape Polymer Group Inc	194,005

15,100	Linamar Corp	843,754

39,200	Magna International Inc	3,301,782

6,700	Martinrea International Inc	78,341

3,000	Morguard North American Residential Real Estate Investment Trust	35,219

38,000	Nutrien Ltd	2,050,480

89,100	Power Corp of Canada	2,148,034

57,400	RioCan Real Estate Investment Trust	855,182

48,100	Royal Bank of Canada	4,095,644

13,200	Sun Life Financial Inc (c)	635,210

See accompanying notes to the financial statements.	25

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Canada — continued

3,100	Teekay Tankers Ltd – Class A *	39,029

148,800	TELUS Corp	2,981,613

6,700	TFI International Inc	467,989

26,700	Toronto-Dominion Bank (The)	1,618,449

69,300	Tourmaline Oil Corp	1,261,188

33,900	Transcontinental Inc – Class A (c)	582,581

5,500	Wajax Corp	89,074

6,400	Westshore Terminals Investment Corp (c)	95,050

	Total Canada	30,098,798

	Chile — 0.0%

5,354	Inversiones La Construccion SA	38,058

	China — 12.8%

3,313,668	Agile Group Holdings Ltd	4,679,780

19,448,800	Agricultural Bank of China Ltd – Class H	7,073,406

16,600	Alibaba Group Holding Ltd *	498,816

37,500	Alibaba Group Holding Ltd Sponsored ADR *	8,916,000

1,303,584	Anhui Conch Cement Co Ltd – Class H	8,377,194

32,500	Asia Cement China Holdings Corp	30,559

1,200	Autohome Inc ADR (a)	136,848

4,144,000	BAIC Motor Corp Ltd – Class H	1,482,369

35,900	Baidu Inc Sponsored ADR * (a)	10,176,214

27,639,000	Bank of China Ltd – Class H	9,691,622

17,133,000	Bank of Communications Co Ltd – Class H	9,671,159

83,000	Beijing Enterprises Holdings Ltd	287,254

130,400	BYD Co Ltd – Class A	3,973,921

179,500	BYD Electronic International Co Ltd (c)	998,332

8,368,000	China Cinda Asset Management Co Ltd – Class H	1,660,195

3,961,357	China Communications Services Corp Ltd – Class H	1,873,726

13,106,000	China Construction Bank Corp – Class H	10,520,770

460,000	China Dongxiang Group Co Ltd	51,532

2,098,000	China Everbright Bank Co Ltd – Class H	907,949

1,822,000	China Feihe Ltd	4,984,000

1,058,000	China Greenfresh Group Co Ltd * (d)	11,049

2,026,500	China Hongqiao Group Ltd	2,512,154

24,182,000	China Huarong Asset Management Co Ltd – Class H	2,864,459

3,191,000	China Lesso Group Holdings Ltd	5,892,697

508,000	China Lilang Ltd	362,653

1,688,000	China Machinery Engineering Corp – Class H	774,091

3,340,645	China Medical System Holdings Ltd	5,218,370

78,798	China Merchants Bank Co Ltd – Class A	622,839

5,884,000	China National Building Material Co Ltd – Class H	8,901,872

650,000	China Oriental Group Co Ltd	203,954

375,000	China Overseas Grand Oceans Group Ltd	206,049

187,000	China Overseas Land & Investment Ltd	473,816

12,738	China Petroleum & Chemical Corp ADR	700,845

Shares	Description	Value ($)

	China — continued

14,878,000	China Petroleum & Chemical Corp – Class H	8,286,446

162,000	China Pioneer Pharma Holdings Ltd	20,680

16,988,042	China Railway Group Ltd – Class H	8,971,146

1,341,000	China Reinsurance Group Corp – Class H	148,560

34,000	China Resources Gas Group Ltd	169,977

530,000	China Resources Land Ltd	2,518,631

3,857,500	China Resources Pharmaceutical Group Ltd	2,459,396

93,000	China SCE Group Holdings Ltd	38,482

261,979	China Shenhua Energy Co Ltd – Class H	498,380

570,000	China Shineway Pharmaceutical Group Ltd	415,355

1,156,000	China South City Holdings Ltd	137,117

313,900	China Vanke Co Ltd – Class A	1,609,813

330,125	China Vanke Co Ltd – Class H	1,399,505

15,400	China Yuchai International Ltd	242,396

3,110,000	China Zhongwang Holdings Ltd *	913,740

18,000	Chinasoft International Ltd *	19,053

3,130,604	Country Garden Holdings Co Ltd	3,896,809

15,000	Country Garden Services Holdings Co Ltd	123,385

3,494,000	Dongfeng Motor Group Co Ltd – Class H	3,207,534

1,966,000	Dongyue Group Ltd	1,545,162

13,400	ENN Energy Holdings Ltd	204,914

119,800	Everbright Securities Co Ltd – Class H	102,686

628,700	Fangda Special Steel Technology Co Ltd – Class A *	699,415

1,015,500	Fantasia Holdings Group Co Ltd *	159,687

1,491,500	Fosun International Ltd	2,237,542

642,000	Geely Automobile Holdings Ltd	2,076,682

894,500	Great Wall Motor Co Ltd – Class H	2,591,230

157,000	Greenland Hong Kong Holdings Ltd	50,464

646,000	Guangdong Investment Ltd	1,153,701

99,100	Guangdong Tapai Group Co Ltd – Class A	192,707

82,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	209,705

2,443,200	Guangzhou R&F Properties Co Ltd – Class H	3,260,765

58,400	Guotai Junan Securities Co Ltd – Class H	81,110

28,000	Haitian International Holdings Ltd	96,050

41,000	Hebei Construction Group Corp Ltd – Class H	17,022

8,500	Hengan International Group Co Ltd	58,759

475,887	Hisense Home Appliances Group Co Ltd – Class A	1,102,391

248,000	Hisense Home Appliances Group Co Ltd – Class H	379,476

18,800	Hollysys Automation Technologies Ltd	283,128

464,000	Hopson Development Holdings Ltd	1,522,767

991,000	Huabao International Holdings Ltd	1,083,306

7,693,000	Industrial & Commercial Bank of China Ltd – Class H	5,032,916

1,600	JOYY Inc ADR (a)	188,640

233,500	Kingboard Holdings Ltd	1,075,713

36,500	Kingboard Laminates Holdings Ltd	62,120

200	Kuaishou Technology *	7,962

26	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	China — continued

259,000	KWG Group Holdings Ltd	392,306

391,800	Legend Holdings Corp – Class H	584,325

278,000	Lenovo Group Ltd	351,403

392,481	Livzon Pharmaceutical Group Inc – Class H	1,442,401

226,000	Logan Group Co Ltd	351,837

245,000	Longfor Group Holdings Ltd	1,452,174

3,447,000	Lonking Holdings Ltd	1,274,724

24,000	Lufax Holding Ltd ADR *	360,480

1,704,000	Metallurgical Corp of China Ltd – Class H	502,370

135,800	Momo Inc Sponsored ADR (a)	2,151,072

86,900	NetEase Inc	1,896,929

70,900	NetEase Inc ADR (a)	7,788,365

41,500	New China Life Insurance Co Ltd – Class A	334,605

48,300	New China Life Insurance Co Ltd – Class H	184,243

630,000	Nexteer Automotive Group Ltd	830,569

2,106,000	Nine Dragons Paper Holdings Ltd	3,390,973

1,135,000	PAX Global Technology Ltd	1,043,160

5,700	PetroChina Co Ltd ADR	203,832

2,726,000	PetroChina Co Ltd – Class H	975,746

5,910,000	PICC Property & Casualty Co Ltd – Class H	4,471,288

765,000	Poly Property Group Co Ltd	235,021

1,595,000	Postal Savings Bank of China Co Ltd – Class H	1,186,688

1,964,000	Powerlong Real Estate Holdings Ltd	1,488,100

144,000	Qingling Motors Co Ltd – Class H	31,169

244,000	Road King Infrastructure Ltd	331,517

332,000	Seazen Group Ltd *	400,907

16,000	Shanghai Baosight Software Co Ltd – Class A	141,945

298,000	Shanghai Jin Jiang Capital Co Ltd – Class H	60,271

16,400	Shanghai Mechanical and Electrical Industry Co Ltd – Class A	46,500

2,457,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	4,507,386

420,858	Shenzhen Investment Ltd	151,564

10,500	Shenzhou International Group Holdings Ltd	217,733

2,042,500	Shimao Group Holdings Ltd	6,725,848

186,500	Sinopec Engineering Group Co Ltd – Class H	99,513

2,991,600	Sinopharm Group Co Ltd – Class H	7,004,284

1,544,500	Sinotruk Hong Kong Ltd	4,929,177

2,374,000	Skyworth Group Ltd *	745,934

1,816,000	TCL Electronics Holdings Ltd *	1,478,105

141,600	Tencent Holdings Ltd	12,318,766

35,000	Tencent Holdings Ltd ADR (a)	3,052,000

610,000	Tianjin Port Development Holdings Ltd	51,862

1,674,000	Tianneng Power International Ltd (c)	3,234,314

51,597	Tsingtao Brewery Co Ltd – Class A	636,879

28,000	Tsingtao Brewery Co Ltd – Class H	229,949

115,800	Vipshop Holdings Ltd ADR *	4,321,656

1,303,185	Weifu High-Technology Group Co Ltd – Class A	4,643,486

3,890,000	West China Cement Ltd	641,118

435,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	282,063

Shares	Description	Value ($)

	China — continued

69,000	Xtep International Holdings Ltd	32,875

700	Yixintang Pharmaceutical Group Co Ltd – Class A	4,547

34,000	Yuexiu Property Co Ltd	7,543

100	Yum China Holdings Inc	5,984

2,837,000	Yuzhou Group Holdings Co Ltd	1,093,488

144,099	Zhejiang Weixing New Building Materials Co Ltd – Class A	414,126

623,999	Zhengzhou Coal Mining Machinery Group Co Ltd – Class A	1,433,564

31,200	Zhengzhou Yutong Bus Co Ltd – Class A	73,323

674,000	Zhongsheng Group Holdings Ltd	4,165,787

1,573,198	Zhuzhou Kibing Group Co Ltd – Class A	3,588,419

432,600	Zoomlion Heavy Industry Science and Technology Co Ltd – Class H	658,991

	Total China	275,944,123

	Czech Republic — 0.0%

5,678	CEZ AS	138,585

2,291	Komercni Banka AS *	71,509

98,949	Moneta Money Bank AS *	360,738

15	Philip Morris CR AS	10,640

	Total Czech Republic	581,472

	Denmark — 0.5%

205,382	Danske Bank A/S	3,775,521

72,475	Demant A/S * (a)	2,979,097

7,316	Matas A/S *	96,694

34,400	Pandora A/S	3,339,736

24,338	Scandinavian Tobacco Group A/S	451,779

	Total Denmark	10,642,827

	Egypt — 0.0%

13,380	Commercial International Bank Egypt SAE	52,707

11,787	Eastern Co SAE	11,145

	Total Egypt	63,852

	Finland — 0.2%

2,416	Aktia Bank Oyj	26,212

16,599	Kesko Oyj – B Shares	422,347

42,507	Neste Oyj	2,807,592

490,849	Nokia Oyj *	1,955,600

3,498	Tokmanni Group Corp	76,074

3,774	Uponor Oyj	79,084

	Total Finland	5,366,909

	France — 1.7%

1,553	AKWEL	54,888

18,514	ALD SA	271,042

27,305	APERAM SA	1,144,460

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	France — continued

8,186	ArcelorMittal SA *	191,154

603	Arkema SA	66,473

902	Assystem SA	27,358

35,104	Atos SE * (a)	2,743,708

839	Axway Software SA * (a)	28,865

71,972	BNP Paribas SA *	4,278,550

721	Boiron SA	29,806

680	Bonduelle SCA	16,220

683	Christian Dior SE	379,349

19,730	Cie de Saint-Gobain *	1,061,007

78,491	Credit Agricole SA *	1,099,775

45,243	Derichebourg SA *	359,744

215	Eiffage SA *	22,099

709	Fnac Darty SA *	43,014

2,268	Gaztransport Et Technigaz SA	190,555

1,371	GL Events *	17,750

337	Groupe Crit *	24,319

389	HEXAOM *	16,649

17,181	IPSOS (a)	665,465

2,685	Kaufman & Broad SA	118,576

2,720	Kering SA	1,720,261

3,811	LVMH Moet Hennessy Louis Vuitton SE	2,414,722

21,950	Metropole Television SA * (a)	437,903

61,087	Publicis Groupe SA (a)	3,591,994

21,645	Quadient SA	492,912

6	Renault SA * (b)	269

98,314	Renault SA * (b)	4,414,891

1,204	Rothschild & Co *	42,852

19,858	Safran SA *	2,706,895

9,493	Sanofi	871,179

122,668	Societe Generale SA *	3,035,587

2,897	STMicroelectronics NV – NY Shares	112,577

695	Synergie SE *	24,984

44,687	Television Francaise 1 * (a) (c)	389,153

6,276	TOTAL SE	292,651

10,959	Unibail-Rodamco-Westfield (REIT) *	806,857

55,242	Valeo SA	1,952,364

4,488	Vicat SA	215,547

369	Vilmorin & Cie SA	23,614

	Total France	36,398,038

	Germany — 1.6%

732	Amadeus Fire AG *	104,218

211,422	Aroundtown SA	1,537,365

3,936	Aurubis AG	343,356

47,918	Bayer AG (Registered)	2,910,596

9,225	Bayerische Motoren Werke AG	797,122

327	bet-at-home.com AG	15,061

5,808	Brenntag SE	450,044

58,557	CECONOMY AG *	365,067

Shares	Description	Value ($)

	Germany — continued

478	Cewe Stiftung & Co KGaA	62,674

4,403	CropEnergies AG	59,657

80,910	Daimler AG (Registered)	6,486,175

123,928	Deutsche Lufthansa AG (Registered) *	1,849,276

97,389	Deutsche Pfandbriefbank AG *	1,062,123

7,683	Deutsche Wohnen SE	361,123

15,417	Deutz AG *	113,009

69,478	Dialog Semiconductor Plc *	5,400,729

1,823	Draegerwerk AG & Co KGaA (a)	135,574

845	DWS Group GmbH & Co KGaA	35,212

2,334	Elmos Semiconductor SE	93,391

32,148	Fresenius SE & Co KGaA (a)	1,377,317

4,682	Hamburger Hafen und Logistik AG	119,182

42,776	HeidelbergCement AG	3,383,287

5,262	Hornbach Baumarkt AG	213,914

8,290	Hornbach Holding AG & Co KGaA	782,390

917	KWS Saat SE & Co KGaA	80,517

19,942	SAP SE	2,466,560

7,182	Siemens AG (Registered)	1,111,496

12,311	Takkt AG *	173,364

2,908	Traton SE	81,005

17,163	VERBIO Vereinigte BioEnergie AG	686,243

4,192	Volkswagen AG	981,132

	Total Germany	33,638,179

	Greece — 0.0%

12,055	FF Group * (e)	—

6,918	JUMBO SA	113,924

	Total Greece	113,924

	Hong Kong — 1.1%

112,500	BOC Hong Kong Holdings Ltd	373,782

28,700	Budweiser Brewing Co APAC Ltd	87,556

158,400	Champion (REIT)	92,742

142,000	Chow Sang Sang Holdings International Ltd	192,267

67,800	Chow Tai Fook Jewellery Group Ltd	92,985

1,108,000	CITIC Telecom International Holdings Ltd	358,617

6,000	CK Asset Holdings Ltd	35,265

504,000	CK Hutchison Holdings Ltd	3,803,369

550,000	CSI Properties Ltd	17,381

100,500	Dah Sing Banking Group Ltd	110,206

133,200	Dah Sing Financial Holdings Ltd	430,562

8,528,000	First Pacific Co Ltd	2,797,817

730,000	Giordano International Ltd	145,761

396,200	Hongkong Land Holdings Ltd	1,903,430

396,000	IGG Inc	590,750

369,500	Johnson Electric Holdings Ltd	1,066,302

113,000	K Wah International Holdings Ltd	58,091

85,500	Kerry Logistics Network Ltd	248,965

488,500	Kerry Properties Ltd	1,573,781

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Hong Kong — continued

36,800	Luk Fook Holdings International Ltd	93,327

179,000	Pacific Textiles Holdings Ltd	114,618

4,959,000	PCCW Ltd	2,844,050

848,000	Shun Tak Holdings Ltd	287,303

60,500	SmarTone Telecommunications Holdings Ltd	38,269

130,000	Sun Hung Kai & Co Ltd	55,767

3,000	Sun Hung Kai Properties Ltd	48,694

180,000	Texwinca Holdings Ltd	39,422

360,000	VSTECS Holdings Ltd	322,822

256,700	VTech Holdings Ltd	2,151,091

3,265,000	WH Group Ltd	2,928,409

536,500	Yue Yuen Industrial Holdings Ltd	1,142,586

	Total Hong Kong	24,045,987

	Hungary — 0.0%

75,431	Magyar Telekom Telecommunications Plc	102,258

17,805	Richter Gedeon Nyrt	506,517

	Total Hungary	608,775

	India — 1.9%

20,481	Asian Paints Ltd	636,136

74,244	Aurobindo Pharma Ltd	857,965

7,869	Bajaj Auto Ltd	405,069

82,729	Balrampur Chini Mills Ltd	198,281

9,635	Bombay Burmah Trading Co	152,283

224,776	Cadila Healthcare Ltd	1,326,940

6,868	Cochin Shipyard Ltd	34,609

26,027	Dr Reddy’s Laboratories Ltd	1,574,390

42,700	Dr Reddy’s Laboratories Ltd ADR	2,560,719

21,677	Engineers India Ltd	23,432

41,187	Gujarat Narmada Valley Fertilizers & Chemicals Ltd	163,395

622,742	HCL Technologies Ltd	7,715,493

17,815	HDFC Bank Ltd *	374,415

23,877	Hindalco Industries Ltd	110,342

21,163	Hindustan Unilever Ltd	612,121

3,955	Hindustan Zinc Ltd	15,896

20,265	Housing Development Finance Corp Ltd	701,452

107,289	ICICI Bank Ltd *	881,393

536,537	Indiabulls Housing Finance Ltd *	1,594,626

175,007	Indian Oil Corp Ltd	232,957

139,900	Infosys Ltd Sponsored ADR (a)	2,395,088

12,460	JSW Energy Ltd	12,169

3,380	Just Dial Ltd *	33,178

30,989	Kotak Mahindra Bank Ltd *	755,708

4,989	Mindtree Ltd	108,231

155,313	NBCC India Ltd	90,715

20,817	NCC Ltd	25,318

225,503	NTPC Ltd	328,443

2,798,853	Oil & Natural Gas Corp Ltd	4,241,598

Shares	Description	Value ($)

	India — continued

315	Oracle Financial Services Software Ltd	12,999

1,724,845	Power Finance Corp Ltd *	2,914,943

356,414	PTC India Ltd	355,568

21,371	Rajesh Exports Ltd	148,060

3,616,729	REC Ltd	6,659,281

15,326	Tata Consultancy Services Ltd	605,671

25,137	Titan Co Ltd	482,287

280,002	TV18 Broadcast Ltd *	110,451

124,503	Wipro Ltd	693,588

	Total India	40,145,210

	Indonesia — 0.3%

441,900	Astra International Tbk PT	166,970

1,031,100	Bank Central Asia Tbk PT	2,425,916

1,466,100	Bank Mandiri Persero Tbk PT *	627,789

1,396,600	Bank Negara Indonesia Persero Tbk PT	581,147

2,588,500	Bank Pembangunan Daerah Jawa Timur Tbk PT	153,462

7,581,000	Bank Rakyat Indonesia Persero Tbk PT *	2,497,217

429,000	Bank Tabungan Negara Persero Tbk PT	62,092

2,535,200	Bukit Asam Tbk PT	480,811

55,900	Indah Kiat Pulp & Paper Corp Tbk PT	51,499

243,500	Indo Tambangraya Megah Tbk PT	207,905

445,600	Matahari Department Store Tbk PT *	39,320

651,500	Pakuwon Jati Tbk PT *	25,123

1,417,500	Panin Financial Tbk PT *	22,814

1,911,200	Ramayana Lestari Sentosa Tbk PT	97,694

43,600	United Tractors Tbk PT	68,881

	Total Indonesia	7,508,640

	Ireland — 0.4%

170,930	AIB Group Plc * (c)	381,545

212,253	Bank of Ireland Group Plc *	857,418

3,941	CRH Plc *	171,084

17,240	CRH Plc Sponsored ADR	747,009

9,518	Glanbia Plc	122,951

307,199	Hibernia REIT Plc	415,428

53,468	Irish Residential Properties REIT Plc	96,296

2,828	Kingspan Group Plc *	205,122

54,941	Origin Enterprises Plc	232,159

32,738	Permanent TSB Group Holdings Plc *	42,965

126,930	Ryanair Holdings Plc *	2,532,229

41,962	Smurfit Kappa Group Plc (b)	1,977,846

4,844	Smurfit Kappa Group Plc (b)	230,238

28,153	Total Produce Plc	70,626

	Total Ireland	8,082,916

	Israel — 0.2%

5,200	Check Point Software Technologies Ltd *	573,248

530	Fox Wizel Ltd	48,645

28,569	Isracard Ltd	97,516

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Israel — continued

458	Israel Corp Ltd (The) *	102,701

477,592	Oil Refineries Ltd *	102,907

288,100	Teva Pharmaceutical Industries Ltd Sponsored ADR *	3,099,956

	Total Israel	4,024,973

	Italy — 1.0%

114,237	A2A SPA	191,635

112,167	Anima Holding SPA	537,330

42,629	Banca Popolare di Sondrio SCPA *	122,551

5,369	Biesse SPA *	141,531

81,336	Buzzi Unicem SPA	2,050,427

15,485	Cementir Holding NV	148,395

10,648	CNH Industrial NV *	157,172

55,960	Cofide SPA *	33,150

22,116	Credito Emiliano SPA *	125,914

3,140	De’ Longhi SPA	116,027

1,622	El.En. SPA * (a)	53,986

115,094	Enel SPA	1,085,210

107,294	EXOR NV	8,600,561

16,451	Hera SPA	58,392

180,650	Intesa Sanpaolo SPA *	464,457

20,728	Iren SPA	51,207

9,031	La Doria SPA	153,107

169,091	Leonardo SPA	1,348,672

543	MARR SPA *	12,354

5,119	Mediobanca Banca di Credito Finanziario SPA *	53,155

7,193	Poste Italiane SPA	81,493

2,365	Saras SPA * (c)	1,840

1,481	Sesa SPA *	201,009

3,295,984	Telecom Italia SPA	1,564,979

5,568,512	Telecom Italia SPA – RSP	2,985,283

4,432	Unieuro SPA * (c)	83,846

271,928	Unipol Gruppo SPA *	1,409,766

	Total Italy	21,833,449

	Japan — 12.8%

7,500	ADEKA Corp	126,354

8,700	Aeon Delight Co Ltd (c)	260,089

224,100	Aeon Mall Co Ltd (c)	3,792,551

6,100	Aichi Corp	48,895

7,700	Aida Engineering Ltd	65,058

2,200	Altech Corp	41,136

405,000	Amada Co Ltd	4,948,294

75,500	Amano Corp	1,702,030

6,600	AOKI Holdings Inc	42,560

3,500	Arata Corp	147,496

21,800	Arcland Sakamoto Co Ltd	313,266

61,000	Arcs Co Ltd (c)	1,261,709

399,700	Asahi Kasei Corp	4,336,195

Shares	Description	Value ($)

	Japan — continued

220,300	Asics Corp (c)	3,631,948

241,200	Astellas Pharma Inc	3,813,654

3,600	Bando Chemical Industries Ltd	24,146

86,200	Brother Industries Ltd	1,708,036

10,800	Bunka Shutter Co Ltd	101,333

2,300	Canon Electronics Inc	35,127

1,600	Cawachi Ltd	42,990

3,400	Central Glass Co Ltd	70,782

24,100	Central Japan Railway Co	3,971,060

1,600	Chiyoda Integre Co Ltd	25,983

138,700	Chugoku Marine Paints Ltd	1,180,486

4,300	CONEXIO Corp	54,940

5,400	Dai Nippon Toryo Co Ltd	45,857

1,500	Dai-Dan Co Ltd	37,987

38,400	Daihen Corp	1,639,149

1,900	Daiichi Jitsugyo Co Ltd	73,662

1,900	Dainichiseika Color & Chemicals Manufacturing Co Ltd	41,190

1,600	Daishi Hokuetsu Financial Group Inc	35,491

47,000	Daiwa House Industry Co Ltd	1,333,203

5,200	Daiwa Industries Ltd	49,537

66,000	Daiwabo Holdings Co Ltd	4,937,618

113,500	Denka Co Ltd	4,289,321

21,800	Doshisha Co Ltd	362,476

4,400	DTS Corp (a)	96,266

121,200	Ebara Corp	4,566,968

3,200	Ehime Bank Ltd (The)	29,226

5,800	Elecom Co Ltd	256,031

39,000	Electric Power Development Co Ltd	637,829

8,500	FAN Communications Inc	31,164

110,000	Fuji Corp	2,600,949

3,700	Fuji Media Holdings Inc (a)	44,947

3,700	Fujimi Inc	137,084

1,500	Fujimori Kogyo Co Ltd	59,978

15,500	Fujitsu Ltd (a)	2,248,713

2,600	Furuno Electric Co Ltd	25,878

3,000	G-7 Holdings Inc	67,252

3,800	Geo Holdings Corp	42,757

17,300	GungHo Online Entertainment Inc (a)	354,303

11,600	Gunma Bank Ltd (The)	37,365

3,600	Hakuto Co Ltd	41,953

3,300	Hanwa Co Ltd	86,356

337,200	Haseko Corp	4,193,874

419,000	Hazama Ando Corp	3,147,462

1,800	Heiwado Co Ltd	33,037

10,200	Hisamitsu Pharmaceutical Co Inc (c)	639,226

113,200	Hitachi Ltd	5,221,092

45,100	Hogy Medical Co Ltd (a)	1,291,498

3,800	Hokuhoku Financial Group Inc	34,418

125,400	Honda Motor Co Ltd	3,466,218

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Japan — continued

74,400	Horiba Ltd	4,468,175

4,200	Iida Group Holdings Co Ltd	95,550

93,600	Inabata & Co Ltd	1,323,753

606,200	Inpex Corp	4,507,454

206,900	ITOCHU Corp (c)	6,179,690

16,400	Itochu Enex Co Ltd	158,147

600	Itochu-Shokuhin Co Ltd	29,463

11,600	Itoki Corp	38,621

6,800	Jaccs Co Ltd	130,977

93,500	JAFCO Group Co Ltd	5,735,001

72,874	Japan Post Insurance Co Ltd	1,498,445

12,500	Japan Tobacco Inc	226,331

4,400	Juroku Bank Ltd (The)	81,764

159,300	JVCKenwood Corp	277,982

278,100	K’s Holdings Corp	3,730,387

122,900	Kadokawa Corp (a)	4,524,586

52,100	Kajima Corp	668,637

3,500	Kamei Corp	38,343

47,700	Kanamoto Co Ltd	1,063,526

156,500	Kanematsu Corp	1,997,862

2,600	Kato Sangyo Co Ltd	87,478

303,300	KDDI Corp	9,454,914

6,200	Keiyo Bank Ltd (The)	25,087

9,300	Kinden Corp	152,406

10,701	Kohnan Shoji Co Ltd (c)	291,863

18,501	Komeri Co Ltd	498,754

115,074	Konica Minolta Inc (c)	587,947

98,600	Konoike Transport Co Ltd	960,528

2,000	Kureha Corp	132,588

140,500	Kyowa Exeo Corp	3,600,600

101,100	Kyudenko Corp	3,345,692

108,000	Macromill Inc	865,614

76,500	Mandom Corp	1,307,713

4,500	Marubeni Corp	33,714

130,700	Maruichi Steel Tube Ltd	2,998,717

2,100	Maruzen Showa Unyu Co Ltd	60,467

7,700	Marvelous Inc (a)	63,338

2,000	Matsuda Sangyo Co Ltd	35,307

127,500	Maxell Holdings Ltd *	1,671,248

23,900	MCJ Co Ltd	204,544

22,700	Mebuki Financial Group Inc	48,489

16,400	Meidensha Corp	353,717

1,000	Melco Holdings Inc	35,505

74,100	Mitsubishi Gas Chemical Co Inc	1,735,629

2,000	Mitsubishi Research Institute Inc (a)	75,743

1,402,400	Mitsubishi UFJ Financial Group Inc	7,376,196

4,400	Mitsuboshi Belting Ltd	68,236

5,700	Mitsui & Co Ltd	122,061

17,200	Mitsui Chemicals Inc	532,819

6,200	Mitsui Sugar Co Ltd	109,652

Shares	Description	Value ($)

	Japan — continued

30,200	Mixi Inc (a)	761,186

7,500	Mizuho Financial Group Inc	110,388

2,800	Mizuno Corp	57,249

46,400	Morinaga & Co Ltd	1,675,842

134,500	MS&AD Insurance Group Holdings Inc	3,817,747

200	MTI Ltd	1,578

21,200	NEC Networks & System Integration Corp (a)	352,261

103,800	NH Foods Ltd	4,391,574

4,700	Nichias Corp	110,282

5,500	Nichiha Corp	155,345

36,300	Nikkon Holdings Co Ltd	699,425

3,000	Nippn Corp	44,852

16,500	Nippo Corp	431,913

13,800	Nippon Light Metal Holdings Co Ltd	273,761

2,200	Nippon Soda Co Ltd	69,373

271,400	Nippon Telegraph & Telephone Corp	7,030,629

9,300	Nippon Television Holdings Inc (a)	123,824

16,300	Nishi-Nippon Financial Holdings Inc	106,877

1,500	Nishio Rent All Co Ltd	37,058

1,500	Nissin Corp	19,087

6,200	Nissin Electric Co Ltd	72,540

2,300	Nitto Denko Corp	197,425

9,000	Nojima Corp	236,480

19,700	Nomura Real Estate Holdings Inc	446,660

2,000	Obara Group Inc (c)	71,442

590,800	Obayashi Corp	5,100,250

11,900	Okamura Corp	124,197

600	Okinawa Cellular Telephone Co	27,627

553,300	ORIX Corp	9,440,799

4,200	Osaka Soda Co Ltd	101,215

111,000	Pacific Industrial Co Ltd	1,208,777

250,000	Penta-Ocean Construction Co Ltd	1,868,474

4,300	Prima Meat Packers Ltd	125,927

5,700	Proto Corp	60,055

66,800	Raiznext Corp (c)	718,134

29,000	Renesas Electronics Corp *	319,020

177,400	Resona Holdings Inc	716,826

2,400	Rinnai Corp	243,392

900	Rion Co Ltd	24,279

18,900	Rohm Co Ltd	1,871,499

2,900	Roland DG Corp	48,794

1,300	Ryobi Ltd *	15,340

23,500	San-A Co Ltd (c)	916,722

9,200	San-Ai Oil Co Ltd	92,287

11,200	San-In Godo Bank Ltd (The)	51,094

15,300	Sanki Engineering Co Ltd	187,044

35,700	Sankyu Inc	1,495,565

8,300	Sanwa Holdings Corp	103,188

42,800	Secom Co Ltd	3,726,811

4,900	Seiko Holdings Corp	81,867

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Japan — continued

31,100	Sekisui Chemical Co Ltd	557,346

171,400	Sekisui House Ltd	3,234,081

4,300	Sekisui Jushi Corp	78,462

900	Shimamura Co Ltd	89,934

491,800	Shimizu Corp	3,735,999

1,300	Shindengen Electric Manufacturing Co Ltd	37,749

600	Shinko Electric Industries Co Ltd	16,200

6,600	Shizuoka Gas Co Ltd	57,535

800	Sinanen Holdings Co Ltd	23,095

9,100	Sinko Industries Ltd	161,815

7,400	Sintokogio Ltd	50,804

348,700	SKY Perfect JSAT Holdings Inc (a)	1,478,825

131,900	Sojitz Corp	348,926

604,700	Sumitomo Chemical Co Ltd	2,943,871

265,500	Sumitomo Dainippon Pharma Co Ltd (c)	4,220,166

225,600	Sumitomo Forestry Co Ltd	4,066,353

40,400	Sumitomo Mitsui Trust Holdings Inc	1,333,905

2,300	Sumitomo Seika Chemicals Co Ltd	84,015

5,500	Suzuki Motor Corp	239,910

64,600	T Hasegawa Co Ltd	1,126,464

4,000	T-Gaia Corp	68,755

77,800	Tachi-S Co Ltd	777,037

51,600	Taisei Corp	1,829,783

233,100	Takara Holdings Inc (c)	3,138,247

49,700	Takara Leben Co Ltd	161,235

3,700	Takasago Thermal Engineering Co Ltd	54,946

15,200	Takeuchi Manufacturing Co Ltd (c)	387,072

112,400	Takuma Co Ltd	2,211,071

9,000	Tamron Co Ltd	162,897

257,000	Teijin Ltd (c)	4,433,793

122,500	TIS Inc (a)	2,550,136

92,100	Toho Holdings Co Ltd	1,599,107

1,170,100	Tokyo Electric Power Co Holdings Inc *	3,768,921

88,400	Tokyo Seimitsu Co Ltd	3,874,395

20,500	Tokyu Construction Co Ltd	102,633

9,100	TOMONY Holdings Inc	25,941

6,200	Toppan Forms Co Ltd	59,410

351,300	Toppan Printing Co Ltd	5,550,401

106,500	Tosei Corp	1,004,748

296,284	Tosoh Corp	5,446,550

3,400	Totetsu Kogyo Co Ltd	82,212

2,200	Towa Pharmaceutical Co Ltd (c)	43,468

40,300	Toyo Construction Co Ltd	207,402

26,700	Toyo Suisan Kaisha Ltd	1,136,651

57,000	Toyota Industries Corp	4,897,293

1,100	Toyota Tsusho Corp	46,400

2,200	TPR Co Ltd	30,587

7,000	TS Tech Co Ltd	195,941

82,200	Tsumura & Co	2,587,328

2,500	UKC Holdings Corp	46,827

Shares	Description	Value ($)

	Japan — continued

900	Ulvac Inc	40,719

5,300	Wacoal Holdings Corp	113,608

16,500	YAMABIKO Corp	173,110

19,700	Yamaguchi Financial Group Inc	121,887

4,800	Yamazen Corp	42,877

9,400	Yellow Hat Ltd	148,192

190,800	Yokogawa Electric Corp	3,649,090

5,500	Yuasa Trading Co Ltd	152,329

90,800	Zenkoku Hosho Co Ltd	4,192,061

	Total Japan	276,559,209

	Kuwait — 0.2%

61,657	Gulf Bank KSCP	43,881

7,476	Gulf Cable & Electrical Industries Co KSCP	21,381

12,800	Humansoft Holding Co KSC *	161,804

887,500	Kuwait Finance House KSCP	2,107,990

38,023	Kuwait Projects Co Holding KSCP	21,414

152,743	Mobile Telecommunications Co KSCP	315,193

550,173	National Bank of Kuwait SAKP	1,498,450

	Total Kuwait	4,170,113

	Malaysia — 0.0%

661,200	DRB-Hicom Berhad	296,493

85,000	Pharmaniaga Berhad	88,936

87,300	Syarikat Takaful Malaysia Keluarga Berhad	99,048

98,700	Westports Holdings Berhad	99,294

	Total Malaysia	583,771

	Mexico — 1.0%

165,700	Arca Continental SAB de CV	753,614

87,100	Banco del Bajio SA *	101,085

206,600	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander Mexico *	195,727

83,100	Cemex SAB de CV Sponsored ADR *	549,291

27,500	Corp Inmobiliaria Vesta SAB de CV	51,777

122,700	Credito Real SAB de CV SOFOM ER *	66,860

81,100	El Puerto de Liverpool SAB de CV – Class C1	245,382

222,800	Fibra Uno Administracion SA de CV (REIT)	253,034

259,800	Fomento Economico Mexicano SAB de CV	1,772,566

421,300	Gentera SAB de CV *	211,043

61,600	Grupo Aeroportuario del Centro Norte SAB de CV *	355,508

49,600	Grupo Bimbo SAB de CV – Series A	92,842

806,900	Grupo Financiero Banorte SAB de CV – Class O *	4,052,049

80,800	Grupo Financiero Inbursa SAB de CV – Class O *	72,608

56,242	Grupo Herdez SAB de CV – Series *	112,613

1,623,000	Grupo Mexico SAB de CV – Series B	7,694,142

10,400	Kimberly-Clark de Mexico SAB de CV – Class A	16,663

199,000	Nemak SAB de CV	58,974

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Mexico — continued

1,305	Promotora y Operadora de Infraestructura SAB de CV	9,627

51,000	Qualitas Controladora SAB de CV	276,781

29,400	Regional SAB de CV *	133,446

24,649	Unifin Financiera SAB de CV SOFOM ENR *	29,184

1,679,638	Wal-Mart de Mexico SAB de CV	4,780,156

	Total Mexico	21,884,972

	Netherlands — 1.7%

50,592	ABN AMRO Bank NV CVA *	581,732

557,367	Aegon NV	2,671,310

73,300	AerCap Holdings NV *	3,531,594

1,438	ASM International NV	387,863

73,996	ASR Nederland NV	3,091,584

11,846	ForFarmers NV	78,242

3,410	Heineken Holding NV	293,596

282	Hunter Douglas NV *	22,200

423,119	ING Groep NV (c)	4,634,299

202,699	Koninklijke Ahold Delhaize NV	5,352,215

8,225	Koninklijke Vopak NV	392,458

13,264	NN Group NV	612,448

194,750	PostNL NV *	827,910

89,462	Randstad NV *	5,983,053

103,003	Signify NV *	4,488,339

171,718	Stellantis NV *	2,781,271

	Total Netherlands	35,730,114

	New Zealand — 0.1%

573,760	Meridian Energy Ltd	2,362,013

	Norway — 0.5%

84,266	Aker Solutions ASA *	128,079

25,363	Austevoll Seafood ASA	290,591

10,158	Avance Gas Holding Ltd (c)	37,753

685	Borregaard ASA	12,918

161,368	BW LPG Ltd	958,099

98,163	DNB ASA (c)	1,907,051

199,376	Elkem ASA	701,054

82,696	Europris ASA	483,569

2,070	Nordic Semiconductor ASA *	39,031

234,790	Norsk Hydro ASA	1,299,857

73,828	Norwegian Finans Holding ASA *	650,546

224,411	Orkla ASA *	2,066,964

19,122	Sbanken ASA * (c)	182,802

16,885	Selvaag Bolig ASA	109,197

26,396	SpareBank 1 Nord Norge	233,907

19,287	SpareBank 1 SMN	222,677

58,396	SpareBank 1 SR-Bank ASA *	672,557

26,879	Wallenius Wilhelmsen ASA *	73,680

	Total Norway	10,070,332

Shares	Description	Value ($)

	Pakistan — 0.1%

34,810	Engro Corp Ltd	66,701

488,454	Engro Fertilizers Ltd	201,345

58,068	Fauji Fertilizer Co Ltd	40,667

5,110	Lucky Cement Ltd *	28,589

407,858	Oil & Gas Development Co Ltd	269,950

54,623	Pakistan Oilfields Ltd	138,151

277,068	Pakistan Petroleum Ltd	158,564

23,700	Pakistan State Oil Co Ltd *	35,466

47,700	Searle Co Ltd (The)	81,603

67,270	United Bank Ltd	54,270

	Total Pakistan	1,075,306

	Philippines — 0.0%

3,085	Globe Telecom Inc	128,908

14,660	Manila Electric Co	81,777

2,369,000	Megaworld Corp	176,988

2,145,000	Metro Pacific Investments Corp	179,485

15,810	Security Bank Corp	42,687

135,050	Semirara Mining & Power Corp	35,501

	Total Philippines	645,346

	Poland — 0.4%

20,978	Asseco Poland SA	372,313

3,461	Budimex SA	319,584

93,198	Cyfrowy Polsat SA	708,665

247,657	Polski Koncern Naftowy ORLEN SA	3,884,930

970,013	Polskie Gornictwo Naftowe i Gazownictwo SA	1,443,725

198,317	Powszechny Zaklad Ubezpieczen SA *	1,545,766

	Total Poland	8,274,983

	Portugal — 0.4%

97,323	Altri SGPS SA	706,547

6,706,345	Banco Comercial Portugues SA – Class R * (c)	944,575

113,256	CTT-Correios de Portugal SA * (c)	341,003

32,269	EDP Renovaveis SA	703,960

431,047	EDP – Energias de Portugal SA	2,470,634

180,442	Galp Energia SGPS SA	2,017,060

25,415	Jeronimo Martins SGPS SA	393,361

118,662	Mota-Engil SGPS SA * (c)	209,104

172,750	Navigator Co SA (The) *	584,264

140,247	REN – Redes Energeticas Nacionais SGPS SA	384,189

11,271	Semapa-Sociedade de Investimento e Gestao	161,309

598,195	Sonae SGPS SA	488,263

	Total Portugal	9,404,269

	Qatar — 0.1%

114,022	Doha Bank QPSC *	69,037

46,534	Masraf Al Rayan QSC	55,266

87,754	Ooredoo QPSC	184,915

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Qatar — continued

16,323	Qatar Electricity & Water Co QSC	77,873

32,266	Qatar Gas Transport Co Ltd	29,045

31,879	Qatar Insurance Co SAQ	19,657

187,330	Qatar National Bank QPSC	880,406

45,376	Qatar National Cement Co QSC	50,698

	Total Qatar	1,366,897

	Russia — 3.4%

2,336,120	Alrosa PJSC	3,118,875

698,800	Credit Bank of Moscow PJSC *	62,617

79,270	Detsky Mir PJSC	150,929

117,090,000	Federal Grid Co Unified Energy System PJSC	337,194

21,540	Gazprom Neft PJSC	98,238

2,752	Gazprom Neft PJSC Sponsored ADR	62,388

1,040,450	Gazprom PJSC	3,047,038

29,818	Globaltrans Investment Plc Sponsored GDR (Registered)	198,586

46,796,001	Inter RAO UES PJSC	3,215,779

3,503	LSR Group PJSC	41,518

70,889	LSR Group PJSC GDR (Registered)	156,561

102,465	LUKOIL PJSC	7,678,984

105,380	LUKOIL PJSC Sponsored ADR	7,852,013

13,200	M.Video PJSC	145,275

3,685	Magnit PJSC	243,170

18,915	Magnit PJSC Sponsored GDR (Registered)	257,479

354,180	Magnitogorsk Iron & Steel Works PJSC	257,764

34,180	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR (Registered)	322,836

166,845	MMC Norilsk Nickel PJSC ADR	5,257,779

79,200	Mobile TeleSystems PJSC Sponsored ADR	651,024

1,014,040	Moscow Exchange MICEX-RTS PJSC	2,349,219

15,129	Novatek PJSC Sponsered GDR (Registered)	2,588,691

176,900	Novolipetsk Steel PJSC	530,888

89,438	Novolipetsk Steel PJSC GDR	2,647,661

10,741	PhosAgro PJSC GDR (Registered)	188,298

202,189	Polymetal International Plc	3,996,843

5,033	Polyus PJSC	947,903

18,801	Polyus PJSC GDR (Registered)	1,756,820

38,000	QIWI Plc Sponsored ADR	406,220

35,200	Raspadskaya OJSC	85,560

939	Ros Agro Plc GDR (Registered)	11,400

10,621	Rosneft Oil Co PJSC GDR (Registered)	73,550

35,627,000	ROSSETI PJSC	813,163

5,455,000	RusHydro PJSC	57,252

13,580	Safmar Financial Investment *	88,479

1,346,650	Sberbank of Russia PJSC	4,885,021

658,148	Sberbank of Russia PJSC Sponsored ADR	9,577,330

15,715	Severstal PJSC	284,637

51,905	Severstal PJSC GDR (Registered)	927,555

3,325,100	Surgutneftegas PJSC	1,451,350

Shares	Description	Value ($)

	Russia — continued

296,272	Surgutneftegas PJSC Sponsored ADR	1,266,817

57,310	Tatneft PJSC Sponsored ADR	2,398,341

10,652	TCS Group Holding Plc GDR (Registered)	557,082

4,860,000	Unipro PJSC	183,328

24,343	X5 Retail Group NV GDR (Registered) (b)	792,731

16,423	X5 Retail Group NV GDR (Registered) (b)	541,244

6,000	Yandex NV – Class A *	383,910

	Total Russia	72,947,340

	Saudi Arabia — 0.0%

38,732	Al Rajhi Bank	934,087

	Singapore — 0.6%

68,800	AEM Holdings Ltd	205,643

243,500	Asian Pay Television Trust	19,878

269,094	CapitaLand Ltd	637,082

532,700	ComfortDelGro Corp Ltd	640,142

178,235	DBS Group Holdings Ltd	3,531,654

187,200	First Real Estate Investment Trust	28,674

403,800	Golden Agri-Resources Ltd	57,910

291,940	Japfa Ltd	196,074

58,200	Jardine Cycle & Carriage Ltd	914,357

78,000	Lendlease Global Commercial (REIT)	44,772

56,500	Mapletree North Asia Commercial Trust (REIT)	40,573

2,900	Oversea-Chinese Banking Corp Ltd	23,724

187,200	Sasseur Real Estate Investment Trust	117,741

254,100	Sembcorp Industries Ltd	327,930

349,500	Silverlake Axis Ltd	62,400

379,500	Singapore Airlines Ltd *	1,406,648

700	Singapore Exchange Ltd	5,212

78,900	Soilbuild Business Space REIT	31,249

189,800	StarHub Ltd	180,641

39,200	Venture Corp Ltd	559,379

133,800	Wilmar International Ltd	526,785

3,580,799	Yangzijiang Shipbuilding Holdings Ltd	2,859,067

338,000	Yanlord Land Group Ltd	290,194

	Total Singapore	12,707,729

	South Africa — 1.6%

683,123	Absa Group Ltd	5,466,824

274	Anglo American Platinum Ltd	33,188

90,540	Aspen Pharmacare Holdings Ltd *	851,317

51,903	Astral Foods Ltd	463,761

12,719	AVI Ltd	59,507

145,031	Barloworld Ltd *	874,367

262,333	Bidvest Group Ltd (The)	2,909,205

357,441	Blue Label Telecoms Ltd *	112,809

2,397	Clicks Group Ltd	38,790

15,426	Discovery Ltd	144,431

110,996	Imperial Logistics Ltd	309,339

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	South Africa — continued

74,376	Investec Ltd	194,726

77,369	Kumba Iron Ore Ltd	3,314,102

57,204	Lewis Group Ltd	97,562

31,586	Metair Investments Ltd *	37,772

156,610	Motus Holdings Ltd *	813,334

38,980	Mr Price Group Ltd	448,978

49,210	Naspers Ltd – N Shares	11,612,450

1,623,238	Old Mutual Ltd	1,442,340

11,716	Rand Merchant Investment Holdings Ltd	23,607

30,943	Raubex Group Ltd	46,633

84,355	Reunert Ltd	254,790

1,640,950	RMB Holdings Ltd *	162,094

521,965	Sanlam Ltd	2,097,212

118,057	Sappi Ltd *	345,940

14,085	Shoprite Holdings Ltd	123,808

517,142	Telkom SA SOC Ltd	1,401,773

3,606	Tiger Brands Ltd	48,023

133,272	Truworths International Ltd	426,440

90,743	Tsogo Sun Gaming Ltd *	37,607

48,949	Vodacom Group Ltd	403,121

31,788	Wilson Bayly Holmes-Ovcon Ltd *	202,545

	Total South Africa	34,798,395

	South Korea — 2.5%

15,200	Aekyung Petrochemical Co Ltd	147,862

28,389	BNK Financial Group Inc	148,719

1,131	Com2uSCorp	138,982

5,533	Daou Data Corp *	65,082

5,900	DB Insurance Co Ltd	217,112

69,381	DGB Financial Group Inc	435,283

34,093	Dongwon Development Co Ltd	156,071

7,678	DoubleUGames Co Ltd	377,126

7,088	GS Home Shopping Inc	855,984

248,198	Hana Financial Group Inc	8,152,456

24,210	Hankook Tire & Technology Co Ltd	1,024,067

1,710	HDC Hyundai Development Co-Engineering & Construction	40,685

9,888	Hyundai Home Shopping Network Corp	697,969

5,819	Hyundai Mobis Co Ltd	1,565,530

57,759	KB Financial Group Inc	2,235,601

5,900	KB Financial Group Inc ADR *	226,088

7,907	KC Co Ltd	194,960

2,247	KCC Glass Corp	88,230

172,211	Kia Motors Corp	12,142,286

6,463	Korea Asset In Trust Co Ltd	22,297

5,306	KT Skylife Co Ltd	40,317

57,485	KT&G Corp	4,001,262

33,545	LF Corp	460,578

57,175	LG Electronics Inc	7,438,167

502	LOTTE Fine Chemical Co Ltd	23,808

Shares	Description	Value ($)

	South Korea — continued

3,520	LOTTE Himart Co Ltd	117,246

21,590	Mirae Asset Life Insurance Co Ltd	76,740

284	NCSoft Corp	235,879

550	NHN KCP Corp *	22,692

4,631	S&T Motiv Co Ltd	257,757

20,033	Samjin Pharmaceutical Co Ltd	454,428

9,603	Samsung Electronics Co Ltd	703,762

4,899	Sebang Global Battery Co Ltd	392,651

150,675	Shinhan Financial Group Co Ltd *	4,385,725

2,632	Silicon Works Co Ltd	150,046

999	SK Telecom Co Ltd	219,005

67,300	SK Telecom Co Ltd Sponsored ADR	1,620,584

6,106	SL Corp *	128,498

9,409	Woori Financial Capital Co Ltd	87,008

33,145	Woori Financial Group Inc *	282,265

55,440	Yuhan Corp	3,055,061

	Total South Korea	53,085,869

	Spain — 1.2%

16,249	Acerinox SA	188,350

85,262	ACS Actividades de Construccion y Servicios SA	2,605,131

30,966	Amadeus IT Group SA * (a)	2,161,962

41,700	Atresmedia Corp de Medios de Comunicacion SA * (a)	173,291

668,503	Banco Bilbao Vizcaya Argentaria SA	3,717,463

265,325	Banco de Sabadell SA	132,397

1,828,526	Banco Santander SA *	6,357,957

44,150	Bankinter SA (c)	290,991

161,679	CaixaBank SA	468,260

46,250	Cia de Distribucion Integral Logista Holdings SA (c)	889,961

14,467	Ebro Foods SA	311,971

10,080	eDreams ODIGEO SA * (c)	60,448

20,248	Endesa SA	500,334

8,337	Grupo Catalana Occidente SA	311,204

195,728	Iberdrola SA	2,452,847

65,320	Industria de Diseno Textil SA	2,153,810

293,102	Liberbank SA *	91,331

202,017	Mapfre SA	382,522

170,660	Mediaset Espana Comunicacion SA * (a)	1,020,427

104,629	Red Electrica Corp SA	1,747,964

7,729	Repsol SA	97,291

675,348	Unicaja Banco SA *	588,303

110	Viscofan SA	7,731

	Total Spain	26,711,946

	Sweden — 0.3%

69,031	Betsson AB *	563,679

1,725	Bufab AB *	42,934

7,410	Humana AB *	58,607

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Sweden — continued

3,014	Instalco Intressenter AB	110,307

43,668	Inwido AB *	662,525

1,701	KNOW IT AB * (a)	52,055

11,243	Nobina AB *	86,870

284,946	Nordea Bank Abp	2,580,706

8,328	Volvo AB – A Shares *	213,925

64,616	Volvo AB – B Shares *	1,654,195

	Total Sweden	6,025,803

	Switzerland — 0.5%

48,561	Adecco Group AG (Registered)	3,056,273

849	ALSO Holding AG (Registered) *	230,459

23,011	Banque Cantonale Vaudoise (Registered)	2,411,620

4,221	BKW AG	466,923

1,108	Bobst Group SA (Registered)	74,744

1,058	Huber + Suhner AG (Registered)	81,756

433	Kardex Holding AG (Registered)	91,798

1,049	Logitech International SA (Registered)	111,524

2,853	Mobilezone Holding AG (Registered)	33,295

15,348	Novartis AG (Registered)	1,321,868

990	Roche Holding AG	331,068

9,799	Roche Holding AG – Genusschein	3,214,648

4,580	UBS Group AG (Registered)	71,257

1,520	Vetropack Holding AG (Registered) *	95,479

1,148	Wizz Air Holdings Plc *	85,153

1,469	Zehnder Group AG – Class RG	111,661

	Total Switzerland	11,789,526

	Taiwan — 5.0%

18,000	Accton Technology Corp	169,509

5,207	Acter Group Corp Ltd	37,171

4,000	Airtac International Group	139,207

77,000	Alchip Technologies Ltd	2,441,816

31,333	Amazing Microelectronic Corp	118,573

723,035	Asustek Computer Inc	7,884,872

19,000	Aten International Co Ltd	59,955

8,400	Aurora Corp	26,274

648,000	Catcher Technology Co Ltd	4,461,081

1,194,399	Cathay Financial Holding Co Ltd	1,797,541

169,430	Chailease Holding Co Ltd	1,046,443

248,000	Chicony Electronics Co Ltd	834,387

670,000	China Development Financial Holding Corp	223,660

129,000	China Life Insurance Co Ltd	105,041

106,000	China Motor Corp *	182,791

29,000	Chong Hong Construction Co Ltd	85,269

615,000	Coretronic Corp	1,059,647

2,176,000	CTBC Financial Holding Co Ltd	1,562,232

43,000	Delta Electronics Inc	432,804

85,000	Elan Microelectronics Corp	524,320

149,000	Elite Material Co Ltd	903,019

Shares	Description	Value ($)

	Taiwan — continued

202,000	Evergreen Marine Corp Taiwan Ltd *	275,110

91,000	Farglory Land Development Co Ltd	175,057

432,000	FLEXium Interconnect Inc	1,952,341

224,000	Foxconn Technology Co Ltd	562,424

1,799,000	Fubon Financial Holding Co Ltd	3,221,748

19,000	Fusheng Precision Co Ltd	137,366

25,000	Getac Technology Corp	51,087

345,000	Gigabyte Technology Co Ltd	1,077,032

1,539,000	Grand Pacific Petrochemical *	1,316,629

22,000	Holiday Entertainment Co Ltd	50,927

5,329,318	Hon Hai Precision Industry Co Ltd	21,409,183

78,000	Huaku Development Co Ltd	246,724

62,820	IEI Integration Corp	118,107

32,721	Innodisk Corp	191,983

63,000	International Games System Co Ltd	1,871,707

261,000	Lite-On Technology Corp	556,263

12,000	Lotes Co Ltd	223,287

19,300	Makalot Industrial Co Ltd	140,951

67,000	Merry Electronics Co Ltd	329,250

172,000	Micro-Star International Co Ltd	919,949

1,158,817	Mitac Holdings Corp	1,286,116

8,000	Nan Liu Enterprise Co Ltd	48,902

37,000	Nantex Industry Co Ltd	85,367

34,000	Nichidenbo Corp	64,526

15,000	Nien Made Enterprise Co Ltd	209,967

151,000	Novatek Microelectronics Corp	2,571,113

1,166,000	Pegatron Corp	3,120,741

2,933,000	Pou Chen Corp	3,178,425

659,000	Qisda Corp	722,642

370,000	Quanta Computer Inc	1,128,577

1,234,000	Radiant Opto-Electronics Corp	5,289,635

1,000	Realtek Semiconductor Corp	16,499

468,000	Ruentex Development Co Ltd	700,910

72,000	Sampo Corp	69,118

66,000	Shin Kong Financial Holding Co Ltd	19,601

87,000	Shinkong Insurance Co Ltd	119,502

42,900	Simplo Technology Co Ltd	576,267

25,945	Sinmag Equipment Corp	92,832

19,000	Soft-World International Corp	65,247

9,000	Standard Foods Corp	17,751

128,500	Syncmold Enterprise Corp	384,977

201,000	Taiwan Cement Corp	302,876

219,000	Taiwan PCB Techvest Co Ltd	381,742

67,000	Taiwan Sakura Corp	126,777

937,000	Taiwan Semiconductor Manufacturing Co Ltd	20,470,664

19,885	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	2,504,317

7,000	TCI Co Ltd	53,169

70,000	Teco Electric and Machinery Co Ltd	76,215

23,000	Test Research Inc	48,098

36	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Taiwan — continued

175,681	TOPBI International Holdings Ltd	84,343

49,000	Transcend Information Inc	114,985

102,000	Tripod Technology Corp	507,001

57,624	United Integrated Services Co Ltd	489,623

1,602,000	United Microelectronics Corp	3,123,522

93,000	Universal Inc	274,891

7,000	Vanguard International Semiconductor Corp	29,117

427,000	Wistron Corp	490,338

6,000	Yulon Nissan Motor Co Ltd	55,118

33,000	Zeng Hsing Industrial Co Ltd	177,792

	Total Taiwan	108,002,040

	Thailand — 0.3%

1,351,700	AP Thailand Pcl NVDR	325,188

186,700	Bangkok Bank Pcl NVDR	743,006

109,400	Carabao Group Pcl NVDR	495,912

117,300	Kasikornbank Pcl NVDR	540,236

117,600	KCE Electronics Pcl NVDR	207,861

101,100	Land & Houses Pcl NVDR	26,105

193,900	Origin Property Pcl NVDR	44,367

167,600	Pruksa Holding Pcl NVDR	70,641

19,800	PTT Exploration & Production Pcl NVDR	73,895

909,500	Quality Houses Pcl NVDR	70,476

42,700	Siam Cement Pcl NVDR (The)	513,972

267,800	Siam Commercial Bank Pcl NVDR (The)	898,519

141,300	Somboon Advance Technology Pcl NVDR	86,028

78,600	SPCG Pcl NVDR	51,217

73,400	Sri Trang Agro-Industry Pcl NVDR	128,922

74,250	Supalai Pcl (Foreign Registered)	49,091

305,075	Supalai Pcl NVDR	201,702

1,475,400	Thai Beverage Pcl (c)	812,736

20,700	Thai Vegetable Oil Pcl NVDR	23,264

5,118,300	TMB Bank Pcl NVDR	188,893

106,000	TTW Pcl NVDR	41,717

	Total Thailand	5,593,748

	Turkey — 0.6%

404,011	Aksa Akrilik Kimya Sanayii AS	863,820

318,357	Arcelik AS *	1,424,473

3	Aselsan Elektronik Sanayi Ve Ticaret AS	7

2,423,244	Dogan Sirketler Grubu Holding AS	1,035,375

81,284	Dogus Otomotiv Servis ve Ticaret AS *	340,216

1,764,163	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	534,469

458,051	Enerjisa Enerji AS	708,316

530,867	Eregli Demir ve Celik Fabrikalari TAS	1,047,062

288,243	Selcuk Ecza Deposu Ticaret ve Sanayi AS	442,355

2,021,598	Turkiye Garanti Bankasi AS *	2,438,457

4,357,441	Turkiye Is Bankasi AS – Class C *	3,366,454

13,234	Vestel Beyaz Esya Sanayi ve Ticaret AS	92,927

	Total Turkey	12,293,931

Shares	Description	Value ($)

	United Arab Emirates — 0.1%

10,313	Abu Dhabi Commercial Bank PJSC	17,390

31,478	Abu Dhabi Islamic Bank PJSC	42,307

453,868	Aldar Properties PJSC	442,085

170,272	Dubai Islamic Bank PJSC	216,201

75,698	Emaar Malls PJSC *	34,030

1,967,777	Emaar Properties PJSC *	1,822,958

14,015	Emirates NBD Bank PJSC	42,123

98,498	First Abu Dhabi Bank PJSC	387,490

	Total United Arab Emirates	3,004,584

	United Kingdom — 4.0%

71,690	3i Group Plc	1,112,915

88,449	888 Holdings Plc	365,729

12,235	Aggreko Plc	137,549

33,417	Airtel Africa Plc	37,063

14,571	Anglo American Plc	565,369

4,815	Antofagasta Plc	120,172

189,290	Aviva Plc	959,019

8,004	B&M European Value Retail SA	61,227

14,675	Bank of Georgia Group Plc *	203,227

416,462	Barratt Developments Plc *	3,870,325

39,532	Bellway Plc	1,549,497

104,066	Berkeley Group Holdings Plc (The)	5,896,070

14,800	BP Plc Sponsored ADR	361,268

47,132	British American Tobacco Plc	1,636,666

59,800	British American Tobacco Plc Sponsored ADR	2,096,588

1,874,377	BT Group Plc *	3,244,394

6,878	Bunzl Plc	214,736

36,511	Carnival Plc *	813,176

30,246	Central Asia Metals Plc	101,620

11,654	CMC Markets Plc	66,180

75,653	Coca-Cola HBC AG *	2,372,365

148,427	Compass Group Plc *	3,014,101

17,757	Computacenter Plc (a)	517,664

1,540	Cranswick Plc	73,327

6,278	Daily Mail & General Trust Plc – Class A (a)	79,219

1,154	Dart Group Plc *	23,497

10,760	Dunelm Group Plc *	189,012

36,390	Electrocomponents Plc	493,689

4,137	EMIS Group Plc (a)	61,251

31,438	Evraz Plc	252,384

40,778	Ferguson Plc	4,824,488

318,739	Ferrexpo Plc	1,494,815

80,475	Frasers Group Plc *	527,592

3,369	Fresnillo Plc	42,548

11,710	Galliford Try Holdings Plc *	22,319

1,117	Games Workshop Group Plc	148,899

19,604	Go-Ahead Group Plc (The) *	319,632

66,636	Halfords Group Plc *	268,319

107,200	HSBC Holdings Plc *	642,152

See accompanying notes to the financial statements.	37

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United Kingdom — continued

160,310	IG Group Holdings Plc	1,748,541

18,917	IMI Plc	346,929

9,183	Inchcape Plc *	91,073

127,082	Indivior Plc *	227,133

32,655	International Personal Finance Plc *	36,692

76,612	Investec Plc	208,941

404,971	ITV Plc * (a)	622,205

216,158	J Sainsbury Plc	684,141

102,308	JD Sports Fashion Plc *	1,189,126

23,985	John Laing Group Plc	101,102

39,590	Jupiter Fund Management Plc	163,157

111,133	Just Group Plc *	139,957

1,164,830	Kingfisher Plc *	4,317,382

462,468	Legal & General Group Plc	1,681,623

1,471,714	M&G Plc	3,790,599

686,739	Micro Focus International Plc * (a)	4,031,730

44,152	Mitchells & Butlers Plc * (c)	186,414

38,425	Morgan Advanced Materials Plc	166,460

17,371	Morgan Sindall Group Plc	401,290

74,584	National Express Group Plc *	310,645

65,292	National Grid Plc	734,172

2,057	Next Plc *	217,887

20,574	Numis Corp Plc	95,139

58,873	OSB Group Plc *	363,849

69,279	Paragon Banking Group Plc	434,174

197,658	Persimmon Plc	7,162,209

79,698	Pets at Home Group Plc	439,412

98,781	Phoenix Group Holdings Plc	980,353

43,894	Playtech Plc *	289,859

89,750	Plus500 Ltd	1,719,222

216,530	Premier Foods Plc *	273,465

143,614	QinetiQ Group Plc	598,033

31,670	Redde Northgate Plc	121,469

63,965	Royal Dutch Shell Plc – A Shares (c)	1,320,081

188,788	Royal Dutch Shell Plc – B Shares	3,700,873

2,700	Royal Dutch Shell Plc – Class B Sponsored ADR	104,976

45,622	Royal Mail Plc *	289,200

26,269	Smiths Group Plc	537,960

1,283	Softcat Plc (a)	26,124

126,119	Spirent Communications Plc	414,312

57,445	Stock Spirits Group Plc	212,130

289,620	Tate & Lyle Plc	2,940,513

580,484	Taylor Wimpey Plc *	1,280,777

12,980	Vesuvius Plc	94,682

29,633	Vistry Group Plc *	348,489

243,222	WPP Plc (a)	2,908,798

	Total United Kingdom	86,833,361

	United States — 13.4%

20,200	Alexion Pharmaceuticals, Inc. *	3,085,550

42,200	Alliance Data Systems Corp. (a)	4,072,300

Shares	Description	Value ($)

	United States — continued

48,000	Ally Financial, Inc.	1,992,000

20,262	American Express Co.	2,740,638

2,200	Anthem, Inc. (a)	667,018

32,000	Arrow Electronics, Inc. *	3,208,320

91,800	AT&T, Inc.	2,560,302

77,400	Athene Holding Ltd. – Class A *	3,528,666

20,600	Bed Bath & Beyond, Inc. *	553,316

9,900	Biogen, Inc. *	2,701,512

1,000	Booking Holdings, Inc. *	2,328,510

13,100	Booz Allen Hamilton Holding Corp. (a)	1,010,534

93,000	BorgWarner, Inc.	4,185,000

34,000	Capital One Financial Corp.	4,086,460

4,800	Capri Holdings Ltd. *	224,016

94,800	Carnival Corp. *	2,535,900

67,000	Carrier Global Corp.	2,447,510

54,800	CBRE Group, Inc. – Class A *	4,152,196

40,800	Centene Corp. * (a)	2,388,432

44,929	Charles Schwab Corp. (The)	2,773,018

19,700	Chevron Corp.	1,970,000

14,800	Cigna Corp. (a)	3,106,520

16,800	Cisco Systems, Inc.	753,816

57,800	Citigroup, Inc.	3,807,864

46,600	Citizens Financial Group, Inc.	2,024,304

33,315	Coca-Cola Co. (The)	1,632,102

31,600	Cognizant Technology Solutions Corp. – Class A (a)	2,321,968

61,100	Comcast Corp. – Class A (a)	3,221,192

2,600	Consolidated Edison, Inc.	170,690

74,500	Corteva, Inc.	3,363,675

129,700	Coty Inc. – Class A *	994,799

43,600	CVS Health Corp. (a)	2,970,468

3,900	Discover Financial Services	366,873

95,700	DISH Network Corp. – Class A * (a)	3,015,507

37,800	DR Horton, Inc.	2,905,686

13,600	Dropbox, Inc. – Class A * (a)	306,612

30,200	Edwards Lifesciences Corp. * (a)	2,509,620

44,657	EOG Resources, Inc.	2,883,056

60,400	Exelon Corp.	2,331,440

25,000	Expedia Group, Inc. *	4,025,000

72,900	Exxon Mobil Corp.	3,963,573

9,600	FleetCor Technologies, Inc. * (a)	2,662,176

325,300	Ford Motor Co. *	3,806,010

55,700	Fox Corp. – Class A (a)	1,855,367

77,700	Fox Corp. – Class B (a)	2,480,961

67,900	General Motors Co. *	3,485,307

41,000	Gilead Sciences, Inc.	2,517,400

13,000	Goldman Sachs Group, Inc. (The)	4,153,240

19,300	Hasbro, Inc.	1,808,603

18,028	Hilton Worldwide Holdings, Inc. *	2,229,703

9,361	Honeywell International, Inc.	1,894,198

38	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

98,900	HP, Inc.	2,865,133

57,900	Intel Corp.	3,519,162

29,300	International Business Machines Corp. (a)	3,484,649

134,000	Invesco Ltd.	3,004,280

16,400	Jazz Pharmaceuticals Plc *	2,755,856

249,600	Kinder Morgan, Inc.	3,669,120

55,200	Kohl’s Corp. *	3,049,800

67,000	Kraft Heinz Co. (The)	2,437,460

67,300	Kroger Co. (The)	2,167,733

10,700	Laboratory Corp. of America Holdings * (a)	2,567,037

31,884	Las Vegas Sands Corp.	1,995,938

19,300	Leidos Holdings, Inc. * (a)	1,707,085

35,000	Lennar Corp. – Class A	2,903,950

68,200	Lincoln National Corp.	3,878,534

17,100	LKQ Corp. *	673,569

302,800	Lumen Technologies, Inc.	3,721,412

57,500	Lyft, Inc. – Class A *	3,202,750

38,500	LyondellBasell Industries NV – Class A	3,968,965

1,898	Markel Corp. *	2,066,542

68,000	MetLife, Inc.	3,916,800

48,100	Micron Technology, Inc. *	4,402,593

8,100	Mohawk Industries, Inc. *	1,417,419

72,200	Molson Coors Brewing Co. – Class B *	3,209,290

86,000	Occidental Petroleum Corp.	2,288,460

44,300	Oracle Corp. (a)	2,857,793

6,000	PACCAR, Inc.	545,940

45,900	Phillips 66	3,811,995

7,500	PPL Corp.	196,425

7,400	Principal Financial Group, Inc.	418,692

44,300	Prudential Financial, Inc.	3,841,696

49,700	PulteGroup, Inc.	2,241,967

147,600	Qurate Retail, Inc. – Series A	1,833,192

76,565	Raytheon Technologies Corp.	5,511,914

5,300	Regeneron Pharmaceuticals, Inc. *	2,388,021

56,560	Sensata Technologies Holding Plc *	3,240,323

113,000	Southwestern Energy Co. *	457,650

35,200	SS&C Technologies Holdings, Inc. (a)	2,333,056

86,000	Stryker Corp. (a)	20,871,340

97,300	Synchrony Financial	3,763,564

28,600	Textron, Inc.	1,439,724

37,600	Tyson Foods, Inc. – Class A	2,544,392

7,400	United Rentals, Inc. *	2,200,612

25,100	Universal Health Services, Inc. – Class B * (a)	3,145,783

67,309	US Bancorp	3,365,450

42,125	Verso Corp. – Class A	526,563

29,949	VF Corp.	2,369,864

69,400	ViacomCBS, Inc. – Class B (a)	4,475,606

134,700	Viatris, Inc. *	2,000,295

17,100	VMware, Inc. – Class A * (a)	2,363,391

59,900	Walgreens Boots Alliance, Inc.	2,871,007

Shares	Description	Value ($)

	United States — continued

162,456	Wells Fargo & Co.	5,876,034

109,700	Western Union Co. (The) (a)	2,547,234

62,100	Western Digital Corp. *	4,255,713

1,000	Whirlpool Corp.	190,080

	Total United States	290,137,781

	Vietnam — 0.0%

151,500	Hoa Phat Group JSC	299,680

16,600	PetroVietnam Gas JSC	64,497

142,000	PetroVietnam Technical Services Corp	138,603

5,100	Vietnam Dairy Products JSC	23,206

20,800	Vinh Hoan Corp	35,871

	Total Vietnam	561,857

	TOTAL COMMON STOCKS (COST $1,434,080,742)	1,653,392,269

	PREFERRED STOCKS (f) — 1.0%

	Brazil — 0.3%

66,200	Banco Bradesco SA	271,689

239,221	Bradespar SA	2,683,243

148,000	Cia de Saneamento do Parana	104,579

4,200	Cia de Transmissao de Energia Eletrica Paulista	17,911

19,800	Cia Energetica de Minas Gerais Sponsored ADR	41,778

115,700	Cia Paranaense de Energia – Class B	1,209,398

333,700	Itau Unibanco Holding SA Sponsored ADR	1,511,661

	Total Brazil	5,840,259

	Colombia — 0.0%

409,827	Grupo Aval Acciones y Valores SA	133,500

	Germany — 0.2%

51,200	Bayerische Motoren Werke AG	3,467,275

2,472	Draegerwerk AG & Co KGaA (a)	188,489

4,591	Henkel AG & Co KGaA	452,136

1,243	Sixt SE	92,919

1,897	Villeroy & Boch AG	34,346

11	Volkswagen AG	2,301

	Total Germany	4,237,466

	Russia — 0.2%

30,990	Bashneft PJSC	478,598

56,000	Nizhnekamskneftekhim PJSC	59,710

7,770,900	Surgutneftegas PJSC	4,096,711

79	Transneft PJSC	151,825

	Total Russia	4,786,844

	South Korea — 0.3%

11,310	Hyundai Motor Co Ltd Prf	1,043,706

8,563	Hyundai Motor Co Ltd-2nd Prf	775,262

See accompanying notes to the financial statements.	39

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares / Par Value†	Description	Value ($)

	South Korea — continued

17,594	LG Electronics Inc	1,114,443

70,397	Samsung Electronics Co Ltd	4,553,408

59	Samsung Electronics Co Ltd GDR (Registered)	96,476

	Total South Korea	7,583,295

	Taiwan — 0.0%

13,589	Chailease Holding Co Ltd *	48,528

20,463	CTBC Financial Holding Co Ltd	46,862

	Total Taiwan	95,390

	TOTAL PREFERRED STOCKS (COST $19,180,271)	22,676,754

	RIGHTS/WARRANTS — 0.0%

	United Kingdom — 0.0%

17,170	Mitchells & Butlers Plc, Expires 03/10/21 *	—

	TOTAL RIGHTS/WARRANTS (COST $—)	—

	INVESTMENT FUNDS — 1.2%

	United States — 1.2%

12,670	iShares Core MSCI Emerging Markets ETF	820,129

65,000	iShares Core S&P 500 ETF	24,815,050

	Total United States	25,635,179

	TOTAL INVESTMENT FUNDS (COST $25,834,393)	25,635,179

	DEBT OBLIGATIONS — 5.9%

	United States — 5.9%

	Asset-Backed Securities — 0.1%

91,045	Atlas Senior Loan Fund XI Ltd., Series 18-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 07/26/31	91,038

6,962	Avery Point IV CLO Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 1.32%, due 04/25/26	6,964

229,805	Bayview Commercial Asset Trust, Series 07-5A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.13%, due 10/25/37	229,454

93,465	Canyon Capital CLO Ltd., Series 16-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 0.94%, due 07/15/31	93,465

2,571,735	Crest G-Star LP, Series 01-1A, Class D, 144A, 9.00%, due 11/28/35	3

214,000	Elevation CLO Ltd, Series 16-5A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 1.02%, due 10/25/31	213,070

52,406	Galaxy XXVII CLO Ltd., Series 18-27A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.79%, due 05/16/31	52,278

Par Value† / Shares	Description	Value ($)

	United States — continued

	Asset-Backed Securities — continued

56,791	LCM XVIII LP, Series 18A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.82%, due 04/20/31	56,703

308,678	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-2A, Class 1A3, 144A, Variable Rate, 1 mo. LIBOR + 0.27%, 0.40%, due 06/25/37	306,773

99,820	Madison Park Funding XIII Ltd., Series 14-13A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.82%, due 04/19/30	99,683

231,467	Telos CLO Ltd., Series 14-5A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 04/17/28	231,443

170,766	Telos CLO Ltd., Series 13-4A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 01/17/30	170,017

17,474	Velocity Commercial Capital Loan Trust, Series 17-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 1.38%, due 05/25/47	17,451

10,123	Velocity Commercial Capital Loan Trust, Series 17-1, Class AFX, 144A, Variable Rate, 3.00%, due 05/25/47	10,127

	Total Asset-Backed Securities	1,578,469

	U.S. Government — 5.8%

5,000,000	U.S. Treasury Note, 0.13%, due 08/31/22	5,000,195

57,000,000	U.S. Treasury Note, 0.13%, due 10/31/22 (a)	57,000,000

65,000,000	U.S. Treasury Note, 0.13%, due 11/30/22 (a)	65,000,000

	Total U.S. Government	127,000,195

	Total United States	128,578,664

	TOTAL DEBT OBLIGATIONS (COST $129,804,085)	128,578,664

	MUTUAL FUNDS — 14.2%

	United States — 14.2%

	Affiliated Issuers — 14.2%

2,669,773	GMO Emerging Country Debt Fund, Class IV	68,079,210

2,017,648	GMO Emerging Markets Fund, Class VI	73,462,563

3,682,300	GMO Opportunistic Income Fund, Class VI	95,150,641

1,663,312	GMO SGM Major Markets Fund, Class VI	53,275,871

3,101,018	GMO U.S. Treasury Fund (g)	15,629,132

	TOTAL MUTUAL FUNDS (COST $299,444,887)	305,597,417

40	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.5%

	Money Market Funds — 1.5%

31,962,856	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (h)	31,962,856

	TOTAL SHORT-TERM INVESTMENTS (COST $31,962,856)	31,962,856

	TOTAL INVESTMENTS — 100.4% (Cost $1,940,307,234)	2,167,843,139

	SECURITIES SOLD SHORT — (19.6)%

	Common Stocks — (19.5)%

	Australia — (0.7)%

(32,296)	Afterpay Ltd *	(2,950,051)

(446,159)	APA Group	(3,202,556)

(20,467)	ASX Ltd	(1,065,798)

(7,635)	Cochlear Ltd	(1,245,708)

(8,073)	Ramsay Health Care Ltd	(410,835)

(539,287)	Sydney Airport *	(2,444,724)

(111,084)	TPG Telecom Ltd *	(587,671)

(329,513)	Transurban Group	(3,265,546)

	Total Australia	(15,172,889)

	Austria — (0.1)%

(35,242)	Verbund AG	(2,679,013)

	Canada — (0.1)%

(169,400)	AltaGas Ltd	(2,567,756)

	Denmark — (0.0)%

(8,029)	Ambu A/S – Class B	(370,008)

	France — (1.0)%

(62,034)	Edenred	(3,438,040)

(211,691)	Getlink SE *	(3,469,127)

(3,429)	Hermes International	(3,820,040)

(5,836)	Sartorius Stedim Biotech	(2,551,768)

(25,384)	Ubisoft Entertainment SA *	(2,069,590)

(109,230)	Vivendi SE	(3,780,691)

(28,914)	Wendel SE	(3,298,619)

	Total France	(22,427,875)

	Germany — (1.1)%

(21,344)	Delivery Hero SE *	(2,727,327)

(32,338)	Puma SE *	(3,443,474)

(30,584)	QIAGEN NV *	(1,511,387)

(75,036)	RWE AG	(2,834,096)

(31,749)	Scout24 AG	(2,394,806)

Shares	Description	Value ($)

	Common Stocks — continued

	Germany — continued

(1,210,405)	Telefonica Deutschland Holding AG	(3,241,169)

(99,257)	Uniper SE	(3,469,297)

(30,635)	Zalando SE *	(3,149,496)

	Total Germany	(22,771,052)

	Israel — (0.1)%

(5,300)	Wix.com Ltd *	(1,847,421)

	Italy — (0.4)%

(8,218)	Amplifon SPA *	(326,890)

(16,800)	Atlantia SPA *	(314,525)

(16,008)	Ferrari NV	(3,115,240)

(222,263)	FinecoBank Banca Fineco SPA *	(3,898,304)

(51,104)	Infrastrutture Wireless Italiane SPA	(532,023)

	Total Italy	(8,186,982)

	Japan — (2.6)%

(140,500)	Acom Co Ltd	(629,596)

(89,500)	Asahi Intecc Co Ltd	(2,570,259)

(682,000)	ENEOS Holdings Inc	(3,015,795)

(2,200)	Fast Retailing Co Ltd	(2,181,252)

(24,000)	GMO Payment Gateway Inc	(3,176,516)

(65,700)	Hitachi Metals Ltd	(1,046,708)

(3,100)	Ibiden Co Ltd	(126,641)

(109,700)	Idemitsu Kosan Co Ltd	(2,885,466)

(180,500)	Isetan Mitsukoshi Holdings Ltd	(1,327,759)

(47,900)	Japan Airport Terminal Co Ltd	(2,318,718)

(50,500)	Japan Exchange Group Inc	(1,090,629)

(583)	Japan Real Estate Investment Corp	(3,563,497)

(181,600)	JGC Holding Corp	(2,357,956)

(183,000)	Keikyu Corp	(2,910,977)

(3,000)	Keio Corp	(225,083)

(11,400)	Kintetsu Group Holdings Co Ltd	(479,573)

(151,700)	Kyushu Electric Power Co Inc	(1,303,479)

(8,100)	Lasertec Corp	(991,757)

(101,500)	LIXIL Corp	(2,862,110)

(38,500)	M3 Inc	(3,059,898)

(3,700)	McDonald’s Holdings Co Japan Ltd	(183,843)

(11,000)	Mercari Inc *	(529,249)

(16,100)	Mitsubishi Materials Corp	(381,416)

(60,800)	MonotaRO Co Ltd	(3,495,507)

(3,800)	Nidec Corp	(484,557)

(41,700)	Nihon M&A Center Inc	(2,275,788)

(29,800)	Nippon Paint Holdings Co Ltd	(2,219,600)

(119,100)	Nippon Yusen KK	(3,444,928)

(3,200)	Nissin Foods Holdings Co Ltd	(241,815)

(60,800)	Odakyu Electric Railway Co Ltd	(1,786,955)

(15,200)	ORIENTAL LAND CO LTD	(2,559,424)

(17,800)	Yaskawa Electric Corp	(895,566)

	Total Japan	(56,622,317)

See accompanying notes to the financial statements.	41

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Common Stocks — continued

	Netherlands — (0.3)%

(1,665)	Adyen NV *	(3,885,085)

(27,945)	Just Eat Takeaway.com NV *	(2,689,055)

	Total Netherlands	(6,574,140)

	New Zealand — (0.1)%

(13,541)	Xero Ltd *	(1,239,261)

	Norway — (0.0)%

(8,598)	Schibsted ASA – B Shares *	(294,838)

	Peru — (0.2)%

(45,700)	Southern Copper Corp	(3,259,781)

	Russia — (0.0)%

(26,941)	Magnit PJSC Sponsored GDR (Registered)	(366,733)

	Singapore — (0.2)%

(491,200)	Singapore Exchange Ltd	(3,657,098)

	Spain — (0.6)%

(56,127)	Cellnex Telecom SA	(3,053,855)

(121,646)	Endesa SA	(3,005,911)

(128,162)	Ferrovial SA	(3,180,704)

(80,766)	Siemens Gamesa Renewable Energy SA	(2,995,887)

	Total Spain	(12,236,357)

	Sweden — (0.2)%

(31,883)	Evolution Gaming Group AB	(3,975,639)

	Switzerland — (0.5)%

(2)	Chocoladefabriken Lindt & Spruengli AG (Registered)	(176,765)

(2,029)	Partners Group Holding AG	(2,429,258)

(3,020)	Straumann Holding AG (Registered)	(3,647,142)

(37,544)	Swiss Re AG	(3,527,185)

	Total Switzerland	(9,780,350)

	United Kingdom — (1.5)%

(48,694)	Admiral Group Plc	(2,107,197)

(81,058)	Antofagasta Plc	(2,023,036)

(443,174)	Auto Trader Group Plc *	(3,407,373)

(1,055,086)	ConvaTec Group Plc	(2,769,640)

(181,366)	Entain Plc *	(3,587,990)

(34,412)	Experian Plc	(1,092,368)

(35,314)	Halma Plc	(1,117,942)

(160,034)	Hargreaves Lansdown Plc	(3,383,384)

(474,284)	Informa Plc *	(3,638,512)

(71,563)	Land Securities Group Plc (REIT)	(663,651)

(29,553)	London Stock Exchange Group Plc	(3,971,293)

(92,648)	Ocado Group Plc *	(2,846,463)

Shares	Description	Value ($)
	Common Stocks — continued

	United Kingdom — continued

(40,245)	Prudential Plc	(801,692)

(6,077)	Spirax-Sarco Engineering Plc	(910,753)

	Total United Kingdom	(32,321,294)

	United States — (9.9)%

(31,400)	Advanced Micro Devices, Inc. *	(2,653,614)

(77,900)	AES Corp. (The)	(2,069,024)

(1,200)	Align Technology, Inc. *	(680,532)

(15,000)	American Tower Corp. (REIT)	(3,241,950)

(15,600)	Aramark	(579,072)

(21,000)	Arthur J Gallagher & Co.	(2,515,800)

(11,800)	Autodesk, Inc. *	(3,256,800)

(15,700)	Avalara, Inc. *	(2,463,958)

(13,400)	Ball Corp.	(1,144,226)

(12,700)	Burlington Stores, Inc. *	(3,287,014)

(8,600)	Carvana Co. *	(2,438,100)

(10,800)	Catalent, Inc. *	(1,228,068)

(54,800)	Cheniere Energy, Inc. *	(3,692,972)

(2,400)	Chipotle Mexican Grill, Inc. *	(3,460,800)

(29,700)	Cognex Corp.	(2,452,923)

(1,400)	CoStar Group, Inc. *	(1,153,264)

(9,200)	Coupa Software, Inc. *	(3,185,592)

(16,600)	Crowdstrike Holdings, Inc. – Class A *	(3,585,600)

(15,500)	Crown Castle International Corp. (REIT)	(2,414,125)

(27,900)	Datadog, Inc. – Class A *	(2,661,939)

(9,000)	DexCom, Inc. *	(3,580,020)

(17,500)	Digital Realty Trust, Inc. (REIT)	(2,357,775)

(15,400)	DocuSign, Inc. *	(3,490,564)

(12,400)	Enphase Energy, Inc. *	(2,183,144)

(14,300)	Equifax, Inc.	(2,314,884)

(4,400)	Equinix, Inc. (REIT)	(2,852,696)

(54,900)	Equity LifeStyle Properties, Inc. (REIT)	(3,384,585)

(1,600)	Erie Indemnity Co. – Class A	(387,360)

(25,700)	Exact Sciences Corp. *	(3,498,284)

(3,300)	Extra Space Storage, Inc. (REIT)	(414,810)

(9,500)	Fastenal Co.	(440,515)

(28,200)	Guidewire Software, Inc. *	(3,129,918)

(6,500)	HubSpot, Inc. *	(3,347,500)

(4,300)	IDEXX Laboratories, Inc. *	(2,236,731)

(33,700)	Ingersoll Rand, Inc. *	(1,561,658)

(13,100)	Insulet Corp. *	(3,394,210)

(17,300)	IQVIA Holdings, Inc. *	(3,335,267)

(17,600)	Iron Mountain, Inc. (REIT)	(612,304)

(42,900)	Lamb Weston Holdings, Inc.	(3,422,133)

(9,900)	Liberty Broadband Corp. – Class A *	(1,439,064)

(13,900)	Liberty Broadband Corp. – Class C *	(2,078,189)

(81,100)	Liberty Media Corp-Liberty Formula One – Class C *	(3,560,290)

(7,600)	Linde Plc	(1,856,452)

(50,300)	Live Nation Entertainment, Inc. *	(4,469,658)

42	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Common Stocks — continued

	United States — continued

(2,100)	Lululemon Athletica, Inc. *	(654,528)

(6,200)	MarketAxess Holdings, Inc.	(3,446,828)

(9,100)	MongoDB, Inc. *	(3,511,963)

(3,100)	Monolithic Power Systems, Inc.	(1,161,012)

(8,400)	MSCI, Inc.	(3,481,968)

(2,000)	Neurocrine Biosciences, Inc. *	(219,020)

(19,600)	NIKE Inc. – Class B	(2,641,688)

(17,800)	Novocure Ltd. *	(2,653,980)

(52,800)	Nuance Communications, Inc. *	(2,354,880)

(13,100)	Okta, Inc. *	(3,424,995)

(6,900)	Paycom Software, Inc. *	(2,582,256)

(18,000)	Pinterest, Inc. – Class A *	(1,450,440)

(10,600)	Public Storage (REIT)	(2,479,764)

(9,200)	RingCentral, Inc. – Class A *	(3,479,072)

(3,100)	Rockwell Automation, Inc.	(754,168)

(8,600)	Roku, Inc. *	(3,401,128)

(65,100)	Rollins, Inc.	(2,159,367)

(9,300)	SBA Communications Corp. (REIT)	(2,372,709)

(3,800)	Seagen, Inc. *	(574,218)

(6,500)	ServiceNow, Inc. *	(3,467,490)

(8,000)	Simon Property Group, Inc. (REIT)	(903,360)

(61,900)	Snap, Inc. – Class A *	(4,064,354)

(171,500)	Southwestern Energy Co. *	(694,575)

(16,400)	Splunk, Inc. *	(2,345,364)

(14,100)	Square, Inc. – Class A *	(3,243,423)

(26,500)	Starbucks Corp.	(2,862,795)

(7,100)	Sun Communities, Inc. (REIT)	(1,078,845)

(21,900)	Sunrun, Inc. *	(1,370,502)

(116,300)	Targa Resources Corp.	(3,597,159)

(13,400)	Teladoc Health, Inc. *	(2,962,606)

(4,800)	Tesla, Inc. *	(3,242,400)

Shares	Description	Value ($)
	Common Stocks — continued

	United States — continued

(9,400)	Twilio, Inc. – Class A *	(3,693,072)

(88,800)	UDR, Inc. (REIT)	(3,655,896)

(9,900)	Vail Resorts, Inc.	(3,060,882)

(6,900)	Wayfair, Inc. – Class A *	(1,993,962)

(3,900)	West Pharmaceutical Services, Inc.	(1,094,535)

(121,300)	Williams Cos, Inc. (The)	(2,770,491)

(32,800)	Wynn Resorts Ltd. *	(4,320,743)

(2,000)	XPO Logistics, Inc. *	(233,200)

(17,900)	Zendesk, Inc. *	(2,615,905)

(25,556)	Zillow Group, Inc. – Class C *	(4,122,948)

(1,800)	Zoetis, Inc.	(279,431)

(6,600)	Zoom Video Communications, Inc. – Class A *	(2,465,825)

(17,100)	Zscaler, Inc. *	(3,506,012)

	Total United States	(213,963,143)

	TOTAL COMMON STOCKS (PROCEEDS $390,066,697)	(420,313,947)

	PREFERRED STOCKS (f) — (0.1)%

	Germany — (0.1)%

(6,658)	Sartorius AG	(3,419,708)

	TOTAL PREFERRED STOCKS (PROCEEDS $2,914,054)	(3,419,708)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $392,980,751)	(423,733,655)

	Other Assets and Liabilities (net) — 19.2%	414,386,558

	TOTAL NET ASSETS — 100.0%	$2,158,496,042

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Apprecia- tion (Deprecia- tion) ($)
03/19/2021	MSCI	AUD	26,295,400	USD	20,371,467	137,107
05/10/2021	MSCI	AUD	19,960,000	USD	15,213,213	(148,291)
04/05/2021	GS	BRL	1,080,540	USD	200,000	7,416
04/05/2021	JPM	BRL	2,934,450	USD	544,445	21,440
04/05/2021	MSCI	BRL	1,511,608	USD	280,000	10,587
05/03/2021	BCLY	CAD	2,506,941	USD	1,970,000	(91)
05/03/2021	JPM	CAD	1,375,655	USD	1,086,862	5,798
04/13/2021	JPM	CHF	1,013,740	USD	1,130,000	14,257
04/13/2021	MSCI	CHF	18,211,234	USD	20,502,605	458,959
05/24/2021	JPM	CLP	197,330,000	USD	280,000	7,118
05/24/2021	MSCI	CLP	106,042,000	USD	149,728	3,086
03/19/2021	BOA	EUR	55,876,300	USD	67,327,896	(116,102)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Apprecia- tion (Deprecia- tion) ($)
03/19/2021	MSCI	EUR	55,876,300	USD	67,340,887	(103,110)
03/31/2021	BCLY	EUR	900,000	USD	1,091,480	4,843
03/19/2021	MSCI	GBP	26,498,600	USD	36,703,767	(217,699)
04/13/2021	BCLY	GBP	990,000	USD	1,368,589	(11,011)
04/13/2021	JPM	GBP	3,000,000	USD	4,088,128	(92,478)
03/19/2021	JPM	HKD	97,522,500	USD	12,579,784	6,270
04/13/2021	BCLY	HUF	473,461,682	USD	1,592,939	17,889
04/13/2021	JPM	HUF	119,113,132	USD	400,000	3,750
04/30/2021	GS	ILS	878,374	USD	270,000	4,366
04/19/2021	JPM	INR	16,805,410	USD	230,000	4,277
03/09/2021	BCLY	JPY	98,700,000	USD	940,000	14,009
03/09/2021	JPM	JPY	123,250,362	USD	1,170,000	13,681

See accompanying notes to the financial statements.	43

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Forward Currency Contracts — continued

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Apprecia- tion (Deprecia- tion) ($)
03/19/2021	DB	JPY	2,418,280,434	USD	22,798,913	107,998
03/19/2021	SSB	JPY	4,836,560,866	USD	45,578,288	196,459
04/21/2021	DB	MXN	4,366,463	USD	220,000	12,388
04/19/2021	JPM	NOK	13,428,613	USD	1,580,000	31,345
05/05/2021	JPM	NZD	1,530,000	USD	1,115,895	10,478
05/05/2021	MSCI	NZD	8,110,000	USD	5,843,417	(16,016)
04/21/2021	JPM	PHP	43,593,850	USD	905,247	19,139
05/28/2021	BCLY	RON	4,451,798	USD	1,103,545	6,227
05/05/2021	JPM	SEK	5,209,859	USD	630,000	12,581
04/15/2021	MSCI	SGD	1,235,940	USD	932,961	6,177
04/16/2021	BOA	THB	8,364,492	USD	277,670	145
05/03/2021	BCLY	TWD	1,352,411	USD	48,836	(33)
05/03/2021	JPM	TWD	4,698,120	USD	170,000	237
05/10/2021	JPM	USD	868,879	AUD	1,100,000	(22,303)
04/05/2021	JPM	USD	220,000	BRL	1,187,793	(8,300)
05/03/2021	BCLY	USD	1,520,000	CAD	1,917,430	(13,179)
05/03/2021	MSCI	USD	17,390,103	CAD	22,318,250	148,797
04/13/2021	JPM	USD	770,000	CHF	692,857	(7,428)
04/13/2021	MSCI	USD	1,170,000	CHF	1,038,363	(27,157)
04/30/2021	MSCI	USD	774,089	COP	2,774,810,600	(14,760)
05/17/2021	MSCI	USD	681,706	CZK	14,493,742	(13,390)
03/31/2021	MSCI	USD	14,109,576	EUR	11,625,000	(73,844)
04/13/2021	MSCI	USD	6,356,197	GBP	4,715,000	214,321
04/13/2021	CITI	USD	240,000	HUF	70,619,832	(5,071)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Apprecia- tion (Deprecia- tion) ($)
05/11/2021	JPM	USD	200,000	IDR	2,840,200,000	(4,762)
05/11/2021	MSCI	USD	877,633	IDR	12,383,397,000	(26,386)
04/19/2021	CITI	USD	240,000	INR	17,735,616	(1,783)
04/19/2021	JPM	USD	1,063,949	INR	78,762,823	(6,042)
03/09/2021	MSCI	USD	15,536,506	JPY	1,637,799,457	(170,876)
04/19/2021	MSCI	USD	434,031	KRW	479,548,300	(8,485)
04/21/2021	JPM	USD	1,184,283	MXN	23,535,858	(65,227)
04/19/2021	BCLY	USD	980,000	NOK	8,356,558	(16,280)
04/19/2021	JPM	USD	592,028	NOK	5,072,055	(7,093)
05/05/2021	BOA	USD	302,531	NZD	420,996	1,636
05/05/2021	JPM	USD	5,534,684	NZD	7,689,004	20,582
05/24/2021	MSCI	USD	480,169	PEN	1,753,722	501
05/17/2021	CITI	USD	1,064,425	PLN	3,945,505	(10,940)
05/12/2021	MSCI	USD	1,453,741	RUB	108,082,034	(17,978)
05/05/2021	BCLY	USD	9,042,887	SEK	76,018,127	(33,997)
05/05/2021	JPM	USD	4,350,000	SEK	36,454,773	(29,754)
04/15/2021	DB	USD	360,000	SGD	475,982	(3,079)
04/15/2021	GS	USD	460,000	SGD	609,930	(2,637)
04/16/2021	MSCI	USD	278,501	THB	8,364,492	(976)
05/17/2021	BCLY	USD	1,218,083	TRY	8,917,217	(57,910)
04/30/2021	MSCI	USD	1,706,610	ZAR	26,349,208	22,022

						$191,418

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
308	Mini MSCI Emerging Markets	March 2021	$20,606,740	$273,943

Sales
3,059	Euro STOXX 50	March 2021	134,159,672	(4,695,025)
411	FTSE 100 Index	March 2021	37,074,487	116,501
69	Hang Seng Index	March 2021	12,919,178	484,316
1,100	S&P 500 E-Mini	March 2021	209,506,000	(7,498,661)
76	SGX Nifty 50	March 2021	2,210,722	24,772
155	SPI 200	March 2021	19,785,684	(181,768)
395	TOPIX Index	March 2021	69,931,858	(4,787,878)

			$485,587,601	$(16,537,743)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Reverse Repurchase Agreements

Average balance outstanding	$(20,500,000)

Average interest rate	(0.65)%

Maximum balance outstanding	$(20,500,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements. The Fund had no reverse repurchase agreements at the end of the period.

44	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.49%	3 Month CAD LIBOR	CAD	89,100,000	03/13/2023	Semi-Annually	21,707	255,598	233,891
3 Month CAD LIBOR	0.52%	CAD	6,200,000	03/13/2023	Semi-Annually	—	(14,883)	(14,883)
6 Month EURIBOR	(0.55)%	EUR	17,930,000	03/15/2023	Semi-Annually	(7,213)	(39,536)	(32,323)
6 Month GBP LIBOR	0.10%	GBP	80,140,000	03/15/2023	Semi-Annually	6,810	(392,973)	(399,783)
6 Month GBP LIBOR	0.10%	GBP	6,650,000	03/15/2023	Semi-Annually	—	(32,978)	(32,978)
6 Month GBP LIBOR	0.18%	GBP	3,140,000	03/15/2023	Semi-Annually	55	(8,338)	(8,393)
0.21%	3 Month USD LIBOR	USD	7,010,000	03/15/2023	Quarterly	(3,064)	5,995	9,059
0.23%	3 Month USD LIBOR	USD	19,990,000	03/15/2023	Quarterly	741	7,935	7,194
0.21%	3 Month USD LIBOR	USD	28,250,000	03/15/2023	Quarterly	(2,886)	22,471	25,357
0.09%	3 Month AUD BBSW	AUD	8,600,000	03/17/2023	Quarterly	—	16,171	16,171
0.12%	3 Month AUD BBSW	AUD	7,800,000	03/17/2023	Quarterly	—	10,771	10,771
0.07%	3 Month AUD BBSW	AUD	18,460,000	03/17/2023	Quarterly	247	38,685	38,438
3 Month AUD BBSW	0.10%	AUD	2,260,000	03/17/2023	Quarterly	(268)	(3,729)	(3,461)
(0.72)%	6 Month CHF LIBOR	CHF	2,980,000	03/17/2023	Semi-Annually	(436)	7,249	7,685
6 Month CHF LIBOR	(0.70)%	CHF	4,030,000	03/17/2023	Semi-Annually	—	(8,280)	(8,280)
0.39%	3 Month NZD Bank Bill Rate	NZD	75,720,000	03/17/2023	Quarterly	(19,954)	115,199	135,153
3 Month SEK STIBOR	(0.03)%	SEK	443,750,000	03/17/2023	Quarterly	11,974	(56,794)	(68,768)
1.05%	6 Month AUD BBSW	AUD	480,000	03/17/2031	Semi-Annually	(225)	27,524	27,749
6 Month AUD BBSW	1.01%	AUD	1,630,000	03/17/2031	Semi-Annually	—	(97,852)	(97,852)
6 Month AUD BBSW	0.99%	AUD	1,800,000	03/17/2031	Semi-Annually	—	(111,395)	(111,395)
6 Month AUD BBSW	1.95%	AUD	25,910,000	03/17/2031	Semi-Annually	176,732	210,257	33,525
6 Month AUD BBSW	1.26%	AUD	3,870,000	03/17/2031	Semi-Annually	2,422	(164,209)	(166,631)
3 Month CAD LIBOR	1.50%	CAD	24,540,000	03/17/2031	Semi-Annually	500	(693,158)	(693,658)
3 Month CAD LIBOR	1.51%	CAD	17,120,000	03/17/2031	Semi-Annually	(15,735)	(470,968)	(455,233)
3 Month CAD LIBOR	1.61%	CAD	3,120,000	03/17/2031	Semi-Annually	—	(62,861)	(62,861)
3 Month CAD LIBOR	1.75%	CAD	39,960,000	03/17/2031	Semi-Annually	(48,978)	(393,229)	(344,251)
(0.23)%	6 Month CHF LIBOR	CHF	2,560,000	03/17/2031	Semi-Annually	—	90,920	90,920
(0.25)%	6 Month CHF LIBOR	CHF	1,290,000	03/17/2031	Semi-Annually	—	47,971	47,971
6 Month CHF LIBOR	(0.25)%	CHF	11,690,000	03/17/2031	Semi-Annually	(5,638)	(445,130)	(439,492)
6 Month CHF LIBOR	(0.27)%	CHF	590,000	03/17/2031	Semi-Annually	1,291	(23,583)	(24,874)
(0.21)%	6 Month CHF LIBOR	CHF	800,000	03/17/2031	Semi-Annually	—	26,452	26,452
(0.19)%	6 Month CHF LIBOR	CHF	1,290,000	03/17/2031	Semi-Annually	—	40,067	40,067
(0.12)%	6 Month CHF LIBOR	CHF	4,150,000	03/17/2031	Semi-Annually	(1,668)	95,152	96,820
0.09%	6 Month CHF LIBOR	CHF	1,250,000	03/17/2031	Semi-Annually	—	185	185
3 Month NZD Bank Bill Rate	1.10%	NZD	15,950,000	03/17/2031	Quarterly	(43,967)	(969,138)	(925,171)
3 Month NZD Bank Bill Rate	2.15%	NZD	14,690,000	03/17/2031	Quarterly	98,952	147,030	48,078
3 Month NZD Bank Bill Rate	1.70%	NZD	35,220,000	03/17/2031	Quarterly	(124,016)	(715,709)	(591,693)
0.41%	3 Month SEK STIBOR	SEK	74,860,000	03/17/2031	Quarterly	2,297	356,531	354,234
0.54%	3 Month SEK STIBOR	SEK	23,300,000	03/17/2031	Quarterly	(763)	76,355	77,118
0.82%	3 Month SEK STIBOR	SEK	11,800,000	03/17/2031	Quarterly	—	619	619
3 Month SEK STIBOR	0.49%	SEK	18,360,000	03/17/2031	Quarterly	4,459	(70,527)	(74,986)
3 Month SEK STIBOR	0.48%	SEK	8,900,000	03/17/2031	Quarterly	—	(34,957)	(34,957)
(0.25)%	6 Month EURIBOR	EUR	3,550,000	03/19/2031	Semi-Annually	4,054	132,135	128,081
(0.03)%	6 Month EURIBOR	EUR	1,350,000	03/19/2031	Semi-Annually	—	13,960	13,960
0.02%	6 Month EURIBOR	EUR	54,630,000	03/19/2031	Semi-Annually	(16,560)	222,948	239,508
0.05%	6 Month EURIBOR	EUR	990,000	03/19/2031	Semi-Annually	—	(152)	(152)
0.48%	6 Month GBP LIBOR	GBP	15,520,000	03/19/2031	Semi-Annually	1,626	1,113,916	1,112,290
0.54%	6 Month GBP LIBOR	GBP	1,970,000	03/19/2031	Semi-Annually	3,914	124,841	120,927
0.69%	6 Month GBP LIBOR	GBP	640,000	03/19/2031	Semi-Annually	149	27,809	27,660
0.92%	6 Month GBP LIBOR	GBP	24,580,000	03/19/2031	Semi-Annually	43,888	301,930	258,042
1.46%	3 Month USD LIBOR	USD	27,560,000	03/19/2031	Quarterly	(15,662)	187,891	203,553
1.51%	3 Month USD LIBOR	USD	1,470,000	03/19/2031	Quarterly	—	2,802	2,802
1.52%	3 Month USD LIBOR	USD	1,470,000	03/19/2031	Quarterly	—	1,190	1,190
1.52%	3 Month USD LIBOR	USD	1,470,000	03/19/2031	Quarterly	—	1,751	1,751
3 Month USD LIBOR	1.45%	USD	11,220,000	03/19/2031	Quarterly	(4,382)	(87,195)	(82,813)

						$70,403	$(1,167,264)	$(1,237,667)

See accompanying notes to the financial statements.	45

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Depreciation of Total Return on CSI 500 Index + (1 Month USD LIBOR minus 8.50%)	Appreciation of Total Return on CSI 500 Index	GS	USD	2,276,885	12/07/2021	Monthly	—	12,868	12,868
Total Return on Equity Basket (i)	1 Month Federal Funds Rate plus 0.20%	GS	USD	20,388,880	03/08/2021	At Maturity	—	(479,162)	(479,162)
Total Return on iShares Core S&P 500 ETF	1 Month Federal Funds Rate plus 0.23%	GS	USD	25,254,450	03/24/2021	At Maturity	—	439,885	439,885
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 0.75%	GS	USD	1,243,409	05/24/2022	Monthly	—	79,804	79,804
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 0.75%	GS	USD	196,719	05/24/2022	Monthly	—	2,042	2,042
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 0.50%	GS	USD	760,639	05/24/2022	Monthly	—	23,496	23,496
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 1.00%	MORD	USD	2	06/20/2022	Monthly	—	—	—
Total Return on Equity Basket (j)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	33,295,302	10/18/2022	Monthly	—	4,136,116	4,136,116
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	340,533	10/18/2022	Monthly	—	(18,936)	(18,936)
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 1.00%	MORD	USD	1,859,335	10/18/2022	Monthly	—	138,006	138,006
Total Return on Equity Basket (i)	1 Month Federal Funds Rate minus 0.50%	MORD	USD	260,382	10/18/2022	Monthly	—	14,050	14,050

							$—	$4,348,169	$4,348,169

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.

(c)	All or a portion of this security is out on loan (Note 2).

(d)	Investment valued using significant unobservable inputs (Note 2).

(e)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(g)	All or a portion of this security is purchased with collateral from securities loaned (Note 2).

(h)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(i)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.

46	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

(j)	The following table represents the individual short positions within the custom equity basket swap as of February 28, 2021:

Shares	Description	% of Equity Basket	Value ($)

23,130,000	Alibaba Pictures Group Ltd	11.0%	3,217,654

539,500	China Cosco Holdings Co – Class H	2.1%	599,402

4,905,000	China Molybdenum Co Ltd – Class H	13.0%	3,783,182

254,000	China Resources Beer Holdings Co Ltd	6.6%	1,916,361

738,000	China Yuhua Education Corp Ltd	2.1%	609,915

13,200	Fuyao Glass Industry Group Co Ltd – Class H	0.3%	80,902

2,052,000	Greentown Service Group Co Ltd	7.1%	2,080,660

16,000	Haidilao International Holding Ltd	0.4%	131,128

55,200	Hong Kong Exchanges and Clearing Ltd	11.6%	3,393,853

816,000	Kingdee International Software Group Co Ltd	10.0%	2,920,472

83,000	New World Development Co Ltd	1.4%	422,137

213,200	Sands China Ltd	3.5%	1,004,840

163,000	SJM Holdings Ltd	0.8%	226,717

828,800	Wynn Resorts Ltd	5.4%	1,563,253

204,000	Yihai International Holding Ltd.	9.6%	2,793,444

644,500	Zhaojin Mining Industry Co Ltd	2.2%	649,035

2,546,000	Zijin Mining Group Co Ltd – Class H	12.9%	3,756,252

	TOTAL COMMON STOCKS		$29,149,207

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	47

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Asset Allocation Fund returned +15.39% (net) for the fiscal year ended February 28, 2021, as compared with +20.00% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI All Country World Index (“ACWI”) and 35% Bloomberg Barclays U.S. Aggregate Index).

The Fund’s underweight in equities, compared to the benchmark, had a negative impact on performance, and this was exacerbated by the bias in developed equities away from the decently performing U.S. towards markets outside the U.S., which fared less well. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI ACWI Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. The Fund’s exposure to alternative strategies detracted from relative performance, as they did not manage to keep up with the return generated by the Fund’s benchmark. The underweighting to fixed income was additive to performance as the asset class did relatively less well, and this was complemented by good performance within fixed income.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

48

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares, the GMO Global Asset Allocation Index*, the MSCI ACWI and the Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

*	The GMO Global Asset Allocation Index is comprised of 65% MSCI ACWI (All Country World Index) and 35% Bloomberg Barclays U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, R6 and I the gross expense ratio of 0.60%, 0.60% and 0.70%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.59%, 0.59% and 0.69% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	68.2%
Debt Obligations	20.6
Short-Term Investments	7.6
Investment Funds	3.2
Preferred Stocks	0.9
Loan Participations	0.0	^
Forward Currency Contracts	0.0	^
Rights/Warrants	0.0	^
Loan Assignments	0.0	^
Swap Contracts	0.0	^
Purchased Options	0.0	^
Reverse Repurchase Agreements	(0.0	)^
Futures Contracts	(0.0	)^
Written/Credit Linked Options	(0.0	)^
Securities Sold Short	(7.2)
Other	6.7

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	7.6%
Other Emerging	2.9	†
Other Developed	0.1	‡
Euro Region	0.0	^#

	10.6%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	23.1%
Japan	7.3
China	7.2
Taiwan	5.0
Other Emerging	4.6	†
Other Developed	3.7	‡
United Kingdom	3.5
Russia	3.4
France	1.5
Netherlands	1.3
Germany	1.2
Australia	1.1
Spain	1.0
Switzerland	1.0
Euro Region	0.0	^#

	64.9%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the table may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

50

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares / Par Value†	Description	Value ($)

	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%

9,403,469	GMO Alternative Allocation Fund, Class VI	178,571,877

2,453,474	GMO Asset Allocation Bond Fund, Class VI	58,588,962

922,964	GMO Cyclical Focus Fund, Class IV	26,821,332

1,044,566	GMO Emerging Country Debt Fund, Class IV	26,636,433

4,807,595	GMO Emerging Markets Fund, Class VI	175,044,536

6,174,126	GMO International Equity Fund, Class IV	143,733,654

1,521,877	GMO-Usonian Japan Value Creation Fund, Class VI	35,718,441

2,447,422	GMO Multi-Sector Fixed Income Fund (formerly GMO Core Plus Bond Fund), Class IV	49,437,917

1,033,517	GMO Opportunistic Income Fund, Class VI	26,706,075

696,357	GMO Quality Fund, Class VI	18,091,344

5,157,125	GMO U.S. Equity Fund, Class VI	73,489,034

2,326,912	GMO U.S. Small Cap Value Fund, Class VI	58,149,527

4,902,218	GMO U.S. Treasury Fund	24,707,179

	TOTAL MUTUAL FUNDS (COST $867,843,418)	895,696,311

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%

20,160	ACE Securities Corp Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + 0.28%, 0.41%, due 02/25/36	5,140

10,012	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + 0.50%, 0.62%, due 10/25/34	9,554

10,031	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 0.37%, due 02/26/34	8,654

	TOTAL DEBT OBLIGATIONS (COST $26,976)	23,348

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

600,429	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	600,429

	TOTAL SHORT-TERM INVESTMENTS (COST $600,429)	600,429

	TOTAL INVESTMENTS — 100.0% (Cost $868,470,823)	896,320,088

	Other Assets and Liabilities (net) — (0.0%)	(190,479)

	TOTAL NET ASSETS — 100.0%	$896,129,609

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	51

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Developed Equity Allocation Fund returned +28.41% (net) for the fiscal year ended February 28, 2021, as compared with +29.34% for the Fund’s benchmark, the MSCI World Index.

The Fund’s underweight to the U.S. market and overweight to developed ex-U.S. markets detracted from performance relative to the benchmark, while the overweight to emerging markets was helpful. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. Stock selection was strong in the U.S., helped by an explicit allocation to small cap value stocks which performed very well, along with an allocation to the Cyclical Focus Strategy (which is predominantly U.S.) that rallied extremely strongly as COVID-19 related worries started to recede given the successful vaccine developments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

52

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Global Developed Equity Allocation Fund Class III Shares and the MSCI World Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III the gross expense ratio of 0.60% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.57% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.3%
Short-Term Investments	2.3
Preferred Stocks	0.9
Investment Funds	0.1
Debt Obligations	0.1
Futures Contracts	0.0	^
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Other	(0.7)

	100.0%

Country/Region Summary¤	% of Investments
United States	39.3%
Japan	13.0
United Kingdom	8.4
France	4.0
China	3.7
Germany	3.5
Netherlands	3.5
Other Emerging	2.9	†
Taiwan	2.9
Switzerland	2.8
Spain	2.6
Australia	2.5
Other Developed	2.3	‡
Russia	1.8
Singapore	1.8
Italy	1.4
Hong Kong	1.3
Portugal	1.3
Norway	1.0

	100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

54

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%

157,943	GMO Cyclical Focus Fund, Class VI	4,589,809

233,425	GMO Emerging Markets Fund, Class VI	8,499,013

1,594,133	GMO International Equity Fund, Class IV	37,111,417

148,893	GMO-Usonian Japan Value Creation Fund, Class VI	3,494,510

420,532	GMO Quality Fund, Class VI	10,925,424

994,155	GMO U.S. Equity Fund, Class VI	14,166,705

373,874	GMO U.S. Small Cap Value Fund, Class VI	9,343,101

	TOTAL MUTUAL FUNDS (COST $74,078,175)	88,129,979

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

47,867	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	47,867

	TOTAL SHORT-TERM INVESTMENTS (COST $47,867)	47,867

	TOTAL INVESTMENTS — 100.0% (Cost $74,126,042)	88,177,846

	Other Assets and Liabilities (net) — (0.0%)	(24,323)

	TOTAL NET ASSETS — 100.0%	$88,153,523

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	55

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC. Specific security selection is primarily handled by other GMO investment teams in collaboration with the Asset Allocation team.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Equity Allocation Fund returned +27.51% (net) for the fiscal year ended February 28, 2021, as compared with +30.25% for the Fund’s benchmark, the MSCI All Country World Index (“ACWI”).

The Fund’s underweight to the U.S. market and overweight to developed ex-U.S. markets detracted from performance relative to the benchmark, while the overweight to emerging markets was helpful. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. Stock selection was strong in the U.S., helped by an explicit allocation to small cap value stocks which performed very well, along with an allocation to the Cyclical Focus Strategy (which is predominantly U.S.) that rallied extremely strongly as COVID-19 related worries started to recede given the successful vaccine developments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

56

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, R6 and I the gross expense ratio of 0.59%, 0.59% and 0.69%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.58%, 0.58% and 0.68% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.5%
Short-Term Investments	2.0
Preferred Stocks	1.4
Investment Funds	0.2
Debt Obligations	0.2
Futures Contracts	0.1
Swap Contracts	0.0 ^
Rights/Warrants	0.0 ^
Other	(0.4)

100.0%

Country/Region Summary¤	% of Investments
United States	29.8%
Japan	10.9
China	10.4
Taiwan	7.4
United Kingdom	6.9
Russia	4.7
Other Emerging	4.0	†
France	3.3
Germany	2.8
Netherlands	2.8
Other Developed	2.7	‡
Switzerland	2.3
Spain	2.1
Australia	1.9
Singapore	1.5
India	1.2
Italy	1.1
Korea	1.1
Mexico	1.1
Hong Kong	1.0
Portugal	1.0

	100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

58

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

2,791,930	GMO Cyclical Focus Fund, Class VI	81,133,477

12,399,583	GMO Emerging Markets Fund, Class VI	451,468,804

23,489,305	GMO International Equity Fund, Class IV	546,831,021

2,769,996	GMO-Usonian Japan Value Creation Fund, Class VI	65,011,818

8,491,203	GMO Quality Fund, Class VI	220,601,446

7,326,868	GMO U.S. Equity Fund, Class VI	104,407,865

7,118,035	GMO U.S. Small Cap Value Fund, Class VI	177,879,688

	TOTAL MUTUAL FUNDS (COST $1,496,772,738)	1,647,334,119

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%

607,265	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	607,265

	TOTAL SHORT-TERM INVESTMENTS (COST $607,265)	607,265

	TOTAL INVESTMENTS — 100.0% (Cost $1,497,380,003)	1,647,941,384

	Other Assets and Liabilities (net) — (0.0%)	(60,274)

	TOTAL NET ASSETS — 100.0%	$1,647,881,110

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	59

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC. Allocations among asset classes are made by the Asset Allocation team and specific security selection is primarily handled by other GMO investment teams in collaboration with the Asset Allocation team.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Implementation Fund returned +1.95% (net) for the fiscal year ended February 28, 2021, as compared with +1.59% for the CPI.

Although it was a reasonable 12 months from an absolute performance perspective, relative to burgeoning equity markets it was distinctly lackluster. In particular, we put broad market hedges in place to remove a significant proportion of the effective exposure to equities in May 2020 as we believed that valuations were excessive, and risk was elevated due to COVID-19. This decision proved highly detrimental to performance as equities continued their strong run. Within equities, a bias to a “Value” style also proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). Fixed Income exposure was additive to performance, driven by an excellent return from our High Yield/Distressed Debt positions. The equity long/short and alternative strategies also enjoyed solid positive returns, but simply could not keep up with the rampant equity markets.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

60

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Implementation Fund, the Consumer Price Index and the Bloomberg Barclays U.S. Treasury

Inflation Notes: 1-10 Year Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

The gross expense ratio of 0.11% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. The net expense ratio of 0.06% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	80.5%
Debt Obligations	11.7
Short-Term Investments	4.2
Preferred Stocks	1.3
Investment Funds	1.2
Mutual Funds	0.6
Forward Currency Contracts	0.0	^
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Futures Contracts	(0.7)
Securities Sold Short	(23.9)
Other	25.1

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	2.8%
Other Developed	0.2	‡
Other Emerging	0.1	†
Euro Region	0.0	^§

	3.1%

Country/Region Summary¤	Equity Investments % of Total Net Assets
China	12.4%
Japan	9.1
United States	6.6
Other Developed	5.9	‡
Taiwan	5.4
Russia	3.6
Other Emerging	3.0	†
South Korea	2.7
United Kingdom	2.4
India	2.0
South Africa	1.4
Netherlands	1.3
Canada	1.2
Hong Kong	1.2
Mexico	1.0

	59.2%

Industry Group Summary	% of Equity Investments#
Banks	15.4%
Materials	10.4
Capital Goods	9.2
Technology Hardware & Equipment	8.6
Automobiles & Components	6.5
Consumer Durables & Apparel	5.5
Energy	5.5
Semiconductors & Semiconductor Equipment	5.0
Pharmaceuticals, Biotechnology & Life Sciences	4.3
Food, Beverage & Tobacco	4.1
Insurance	4.1
Retailing	4.0
Diversified Financials	3.9
Real Estate	3.6
Media & Entertainment	3.2
Telecommunication Services	2.8
Commercial & Professional Services	2.0
Food & Staples Retailing	1.7
Health Care Equipment & Services	1.3
Utilities	1.2
Household & Personal Products	0.3
Transportation	0.1
Consumer Services	(1.0)
Software & Services	(1.7)

100.0%

(a)	GMO Implementation SPC Ltd. is a 100% owned subsidiary of GMO Implementation Fund. As such, the holdings of GMO Implementation SPC Ltd. have been included with GMO Implementation Fund.
&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the table may not total to 100%.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

62

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 80.5%

	Argentina — 0.1%

62,800	Banco BBVA Argentina SA ADR *	170,188

13,400	Globant SA *	2,877,248

71,800	Grupo Financiero Galicia SA ADR	534,910

	Total Argentina	3,582,346

	Australia — 1.6%

184,608	Accent Group Ltd	308,387

120,256	Adairs Ltd	351,756

45,669	Ansell Ltd (a)	1,269,201

179,254	Asaleo Care Ltd	195,727

448,397	Australian Pharmaceutical Industries Ltd	383,919

48,776	Aventus Group (REIT)	105,399

10,852	Bank of Queensland Ltd * (b)	73,462

65	Bank of Queensland Ltd * (b)	368

34,054	BHP Group Ltd	1,287,257

551,698	BlueScope Steel Ltd	7,045,831

878,503	Coca-Cola Amatil Ltd	9,070,282

51,006	Codan Ltd	586,009

114,842	Computershare Ltd (a)	1,175,009

43,628	Coronado Global Resources Inc CDI	36,454

1,025,495	Dexus (REIT)	7,034,718

980,216	Fortescue Metals Group Ltd	18,102,782

53,937	G8 Education Ltd * (c)	44,745

82,845	GDI Property Group (REIT) (c)	66,010

351,484	Genworth Mortgage Insurance Australia Ltd (c)	699,035

2,938,405	GPT Group (The) (REIT)	9,651,400

76,883	JB Hi-Fi Ltd (c)	2,579,436

74,853	McMillan Shakespeare Ltd	717,653

1,822,107	Mirvac Group (REIT)	3,140,601

233,134	Mount Gibson Iron Ltd	158,842

184,843	Rio Tinto Ltd	18,136,792

360,129	Sandfire Resources Ltd	1,683,236

4,720,072	Scentre Group (REIT)	10,451,831

963,499	Stockland (REIT)	3,078,560

33,424	Virtus Health Ltd	156,982

	Total Australia	97,591,684

	Austria — 0.0%

5,489	Semperit AG Holding *	169,646

	Belgium — 0.4%

302,788	Ageas SA/NV	16,971,796

34,661	AGFA-Gevaert NV *	155,322

55,443	bpost SA *	600,534

23,298	Econocom Group SA/NV (a)	86,373

118	Sofina SA	39,002

75,473	UCB SA	7,483,646

	Total Belgium	25,336,673

Shares	Description	Value ($)

	Brazil — 0.6%

924,800	Banco Bradesco SA *	3,397,743

425,200	Banco do Brasil SA	2,128,200

808,100	Camil Alimentos SA	1,503,958

576,900	Cia de Saneamento do Parana	2,037,196

8,200	Cia Paranaense de Energia	84,133

336,100	Dimed SA Distribuidora da Medicamentos	1,127,490

137,300	Mahle-Metal Leve SA	434,131

995,700	Marfrig Global Foods SA *	2,469,617

1,962,600	Petrobras Distribuidora SA	6,976,017

37,900	Petroleo Brasileiro SA Sponsored ADR	300,547

146,300	Telefonica Brasil SA	1,148,639

542,400	TIM SA	1,238,842

3,200	Transmissora Alianca de Energia Eletrica SA	17,444

203,800	Tupy SA *	772,769

467,800	Vale SA Sponsored ADR	7,905,820

412,500	Vamos Locacao de Caminhoes, Maquinas e Equipamentos S.A. *	2,539,390

215,600	WEG SA	3,002,673

	Total Brazil	37,084,609

	Canada — 1.3%

29,700	AGF Management Ltd – Class B	161,733

118,842	Brookfield Asset Management Inc – Class A	4,795,275

15,348	BRP Inc	1,108,949

32,900	Canaccord Genuity Group Inc	295,236

71,100	Canadian Apartment Properties (REIT)	2,851,598

6,500	Canadian Imperial Bank of Commerce	599,281

9,000	Canadian Tire Corp Ltd – Class A	1,162,942

13,400	Canfor Corp *	273,349

8,200	Canfor Pulp Products Inc	65,724

83,500	Cascades Inc	1,101,654

139,500	Celestica Inc * (b)	1,156,471

9,800	Celestica Inc * (b)	81,144

15,100	Cogeco Inc	1,107,998

900	First Quantum Minerals Ltd	19,399

29,700	iA Financial Corp Inc	1,526,075

30,700	IGM Financial Inc	837,580

166,200	Imperial Oil Ltd (c)	3,642,400

25,600	Intertape Polymer Group Inc	482,188

46,400	Linamar Corp	2,592,727

111,500	Magna International Inc	9,391,549

6,100	Morguard North American Residential Real Estate Investment Trust	71,612

86,843	Nutrien Ltd	4,686,048

261,000	Power Corp of Canada	6,292,221

162,600	RioCan Real Estate Investment Trust	2,422,518

114,400	Royal Bank of Canada	9,740,990

See accompanying notes to the financial statements.	63

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Canada — continued

1,700	Teekay Tankers Ltd – Class A *	21,403

403,500	TELUS Corp	8,085,219

13,800	TFI International Inc	963,918

125,800	Toronto-Dominion Bank (The)	7,625,500

139,600	Tourmaline Oil Corp	2,540,575

11,800	Transat AT Inc * (c)	48,123

76,920	Transcontinental Inc – Class A (c)	1,321,892

11,900	Wajax Corp	192,723

	Total Canada	77,266,014

	Chile — 0.0%

9,603	Inversiones La Construccion SA	68,261

	China — 12.4%

5,122,000	361 Degrees International Ltd (c)	1,175,365

270,000	7Road Holdings Ltd *	90,507

8,713,000	Agile Group Holdings Ltd	12,305,072

52,523,000	Agricultural Bank of China Ltd – Class H	19,102,284

120,100	Alibaba Group Holding Ltd Sponsored ADR *	28,554,976

3,350,332	Anhui Conch Cement Co Ltd – Class H	21,530,167

5,000	ANTA Sports Products Ltd	76,602

11,513,000	BAIC Motor Corp Ltd – Class H	4,118,368

92,300	Baidu Inc Sponsored ADR* (a)	26,163,358

69,655,000	Bank of China Ltd – Class H	24,424,542

42,264,000	Bank of Communications Co Ltd – Class H	23,856,993

234,000	Beijing Enterprises Holdings Ltd	809,850

464,396	BYD Co Ltd – Class A	14,152,401

611,500	BYD Electronic International Co Ltd	3,401,005

12,564,000	China Cinda Asset Management Co Ltd – Class H	2,492,674

8,316,485	China Communications Services Corp Ltd – Class H	3,933,706

33,583,803	China Construction Bank Corp – Class H	26,959,215

767,000	China Dongxiang Group Co Ltd	85,925

2,196,000	China Everbright Bank Co Ltd – Class H	950,360

6,395,000	China Feihe Ltd	17,493,237

3,659,000	China Greenfresh Group Co Ltd * (d)	38,211

5,404,000	China Hongqiao Group Ltd	6,699,077

68,332,000	China Huarong Asset Management Co Ltd – Class H	8,094,212

7,872,000	China Lesso Group Holdings Ltd	14,536,919

1,571,000	China Lilang Ltd	1,121,511

5,774,000	China Machinery Engineering Corp – Class H	2,647,869

8,441,925	China Medical System Holdings Ltd	13,187,000

382,363	China Merchants Bank Co Ltd – Class A	3,022,291

Shares	Description	Value ($)

	China — continued

14,530,000	China National Building Material Co Ltd – Class H	21,982,360

1,664,000	China Oriental Group Co Ltd (c)	522,121

320,000	China Overseas Land & Investment Ltd	810,809

201,700	China Pacific Insurance Group Co Ltd – Class A	1,379,332

39,916,000	China Petroleum & Chemical Corp – Class H	22,231,603

45,782,000	China Railway Group Ltd – Class H	24,176,829

5,441,000	China Reinsurance Group Corp – Class H	602,771

2,090,000	China Resources Land Ltd	9,931,960

10,624,500	China Resources Pharmaceutical Group Ltd	6,773,778

314,000	China Shenhua Energy Co Ltd – Class H	597,344

1,407,000	China Shineway Pharmaceutical Group Ltd	1,025,271

2,586,000	China South City Holdings Ltd	306,735

188,100	China Vanke Co Ltd – Class A	964,657

120,500	China Yongda Automobiles Services Holdings Ltd	175,428

36,200	China Yuchai International Ltd	569,788

8,787,600	China Zhongwang Holdings Ltd * (c)	2,581,860

66,000	Chinasoft International Ltd *	69,860

6,965,506	Country Garden Holdings Co Ltd	8,670,290

10,000	Country Garden Services Holdings Co Ltd	82,256

10,842,000	Dongfeng Motor Group Co Ltd – Class H	9,953,086

3,980,000	Dongyue Group Ltd	3,128,049

26,000	ENN Energy Holdings Ltd	397,594

580,000	Everbright Securities Co Ltd – Class H (c)	497,143

1,265,600	Fangda Special Steel Technology Co Ltd – Class A *	1,407,952

2,878,500	Fantasia Holdings Group Co Ltd *	452,642

3,650,500	Fosun International Ltd	5,476,464

82,000	Geely Automobile Holdings Ltd	265,246

1,934,000	Great Wall Motor Co Ltd – Class H (c)	5,602,502

641,000	Greenland Hong Kong Holdings Ltd	206,033

1,912,000	Guangdong Investment Ltd	3,414,670

101,100	Guangdong Tapai Group Co Ltd – Class A	196,597

762,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	1,948,720

6,904,000	Guangzhou R&F Properties Co Ltd – Class H	9,214,277

236,400	Guotai Junan Securities Co Ltd – Class H	328,329

1,000	Hengan International Group Co Ltd	6,913

64	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	China — continued

3,096,544	Hisense Home Appliances Group Co Ltd – Class A	7,173,138

1,347,000	Hisense Home Appliances Group Co Ltd – Class H	2,061,106

52,900	Hollysys Automation Technologies Ltd	796,674

990,000	Hopson Development Holdings Ltd	3,249,008

2,836,000	Huabao International Holdings Ltd (c)	3,100,157

12,959,400	Industrial & Commercial Bank of China Ltd – Class H	8,478,301

505,000	Kingboard Holdings Ltd	2,326,490

700	Kuaishou Technology *	27,868

339,000	KWG Group Holdings Ltd	513,482

1,155,900	Legend Holdings Corp – Class H	1,723,892

196,000	Lenovo Group Ltd	247,752

1,123,800	Livzon Pharmaceutical Group Inc – Class H	4,130,061

652,000	Logan Group Co Ltd	1,015,033

1,026,000	Longfor Group Holdings Ltd	6,081,347

9,125,000	Lonking Holdings Ltd	3,374,488

109,800	Lufax Holding Ltd ADR *	1,649,196

2,785,000	Metallurgical Corp of China Ltd – Class H	821,069

381,200	Momo Inc Sponsored ADR (a)	6,038,208

112,000	NetEase Inc	2,444,833

177,600	NetEase Inc ADR (a)	19,509,360

1,247,000	Nexteer Automotive Group Ltd	1,644,000

5,104,000	Nine Dragons Paper Holdings Ltd	8,218,199

11,000	Niu Technologies Sponsored ADR *	411,180

2,112,000	PAX Global Technology Ltd	1,941,106

13,900	PetroChina Co Ltd ADR	497,064

8,208,000	PetroChina Co Ltd – Class H	2,937,975

15,275,000	PICC Property & Casualty Co Ltd – Class H	11,556,502

1,483,000	Poly Property Group Co Ltd	455,602

8,441,000	Postal Savings Bank of China Co Ltd – Class H (c)	6,280,144

3,404,000	Powerlong Real Estate Holdings Ltd	2,579,171

291,000	Road King Infrastructure Ltd	395,375

946,000	Seazen Group Ltd *	1,142,343

1,108,000	Shanghai Jin Jiang Capital Co Ltd – Class H	224,095

6,365,100	Shanghai Pharmaceuticals Holding Co Ltd – Class H	11,674,926

57,228	Shenzhen Investment Ltd	20,609

7,228,576	Shimao Group Holdings Ltd	23,803,332

1,204,000	Sinopec Engineering Group Co Ltd – Class H	642,435

7,206,000	Sinopharm Group Co Ltd – Class H	16,871,530

2,288,500	Sinotruk Hong Kong Ltd	7,303,607

6,712,000	Skyworth Group Ltd *	2,108,976

79,800	Sungrow Power Supply Co Ltd – Class A	1,068,515

4,433,000	TCL Electronics Holdings Ltd *	3,608,172

Shares	Description	Value ($)

	China — continued

529,900	Tencent Holdings Ltd	46,099,677

40,300	Tencent Holdings Ltd ADR (a)	3,514,160

914,000	Tianjin Port Development Holdings Ltd	77,708

4,566,000	Tianneng Power International Ltd (c)	8,821,911

162,894	Tsingtao Brewery Co Ltd – Class A	2,010,654

66,000	Tsingtao Brewery Co Ltd – Class H	542,023

289,600	Vipshop Holdings Ltd ADR *	10,807,872

3,495,000	Weichai Power Co Ltd – Class H	10,287,371

4,702,968	Weifu High-Technology Group Co Ltd – Class A	16,757,533

8,374,000	West China Cement Ltd (c)	1,380,135

90,000	Xinyi Solar Holdings Ltd.	189,033

2,000	Yihai International Holding Ltd *	27,387

8,437,000	Yuzhou Group Holdings Co Ltd	3,251,942

348,999	Zhejiang Weixing New Building Materials Co Ltd – Class A	1,002,987

2,238,396	Zhengzhou Coal Mining Machinery Group Co Ltd – Class A	5,142,449

1,692,500	Zhongsheng Group Holdings Ltd	10,460,824

5,353,395	Zhuzhou Kibing Group Co Ltd – Class A	12,210,939

793,600	Zoomlion Heavy Industry Science and Technology Co Ltd – Class H	1,208,913

	Total China	740,914,805

	Colombia — 0.0%

2,023	Interconexion Electrica SA ESP	13,202

	Czech Republic — 0.0%

7,043	CEZ AS	171,900

1,388	Komercni Banka AS *	43,324

318,479	Moneta Money Bank AS *	1,161,078

74	Philip Morris CR AS	52,491

	Total Czech Republic	1,428,793

	Denmark — 0.5%

593,074	Danske Bank A/S	10,902,432

204,800	Demant A/S *	8,418,339

17,339	Matas A/S *	229,165

97,209	Pandora A/S	9,437,570

56,225	Scandinavian Tobacco Group A/S	1,043,689

	Total Denmark	30,031,195

	Egypt — 0.0%

29,365	Commercial International Bank Egypt SAE	115,677

42,380	Eastern Co SAE	40,072

16,737	ElSewedy Electric Co	9,965

110,623	Medinet Nasr Housing	26,303

144,665	Palm Hills Developments SAE *	15,820

	Total Egypt	207,837

See accompanying notes to the financial statements.	65

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Finland — 0.2%

49,807	Kesko Oyj – B Shares	1,267,296

97,255	Neste Oyj	6,423,703

1,387,038	Nokia Oyj *	5,526,121

5,821	Sanoma Oyj (a)	96,307

14,139	Tokmanni Group Corp	307,492

10,720	Uponor Oyj	224,639

	Total Finland	13,845,558

	France — 1.6%

46,270	ALD SA	677,386

74,160	APERAM SA	3,108,338

26,539	ArcelorMittal SA *	619,721

2,294	Assystem SA	69,577

99,202	Atos SE * (a)	7,753,570

2,133	Axway Software SA * (a)	73,383

178,266	BNP Paribas SA *	10,597,456

1,836	Boiron SA	75,899

909	Caisse Regionale de Credit Agricole Mutuel Nord de France	23,854

1,607	Christian Dior SE	892,553

51,810	Cie de Saint-Gobain *	2,786,152

198,670	Credit Agricole SA *	2,783,660

94,715	Derichebourg SA *	753,115

2,036	Eiffage SA *	209,270

5,633	Gaztransport Et Technigaz SA	473,279

857	Groupe Crit *	61,844

989	HEXAOM *	42,328

44,168	IPSOS	1,710,741

6,510	Kaufman & Broad SA	287,496

6,222	Kering SA	3,935,097

8,718	LVMH Moet Hennessy Louis Vuitton SE	5,523,890

1,885	Mersen SA *	64,773

62,001	Metropole Television SA *	1,236,920

161,157	Publicis Groupe SA (a)	9,476,238

53,745	Quadient SA	1,223,912

15	Renault SA * (b)	674

276,439	Renault SA * (b)	12,413,776

2,190	Rothschild & Co *	77,946

45,435	Safran SA *	6,193,361

18,295	Sanofi	1,678,945

366,284	Societe Generale SA*	9,064,197

1,769	Synergie SE *	63,593

110,946	Television Francaise 1 *	966,163

23,520	TOTAL SE (b)	1,096,740

2,003	TOTAL SE (b)	92,956

32,331	Unibail-Rodamco-Westfield (REIT) * (c)	2,380,373

162,414	Valeo SA	5,740,039

10,717	Vicat SA	514,710

1,584	Vilmorin & Cie SA	101,366

	Total France	94,845,291

Shares	Description	Value ($)
	Germany — 1.5%

1,860	Amadeus Fire AG *	264,817

590,405	Aroundtown SA	4,293,159

15,842	Aurubis AG	1,381,973

125,520	Bayer AG (Registered)	7,624,232

25,781	Bayerische Motoren Werke AG	2,227,708

13,754	Brenntag SE	1,065,755

137,487	CECONOMY AG *	857,148

933	Cewe Stiftung & Co KGaA	122,333

10,006	CropEnergies AG	135,572

213,939	Daimler AG (Registered)	17,150,485

392,896	Deutsche Lufthansa AG (Registered) *	5,862,867

267,260	Deutsche Pfandbriefbank AG *	2,914,732

23,205	Deutsche Wohnen SE	1,090,702

45,498	Deutz AG *	333,507

170,745	Dialog Semiconductor Plc *	13,272,511

4,603	Draegerwerk AG & Co KGaA	342,319

9,246	DWS Group GmbH & Co KGaA	385,295

111,165	Fresenius SE & Co KGaA (a)	4,762,644

1,775	Gesco AG	45,163

1,061	Grammer AG *	28,607

11,781	Hamburger Hafen und Logistik AG	299,889

111,228	HeidelbergCement AG	8,797,368

13,715	Hornbach Baumarkt AG	557,550

20,853	Hornbach Holding AG & Co KGaA	1,968,055

377	KWS Saat SE & Co KGaA	33,102

56,667	SAP SE	7,008,953

14,538	Siemens AG (Registered)	2,249,920

17,987	Takkt AG *	253,294

2,091	Talanx AG *	87,046

7,427	Traton SE	206,885

44,221	VERBIO Vereinigte BioEnergie AG	1,768,127

10,220	Volkswagen AG	2,391,977

813	Wuestenrot & Wuerttembergische AG	16,690

	Total Germany	89,800,385

	Greece — 0.0%

17,559	JUMBO SA	289,156

	Hong Kong — 1.0%

297,500	BOC Hong Kong Holdings Ltd	988,445

279,800	Budweiser Brewing Co APAC Ltd	853,595

488,000	Chow Sang Sang Holdings International Ltd	660,747

108,000	Chow Tai Fook Jewellery Group Ltd	148,117

2,818,000	CITIC Telecom International Holdings Ltd	912,078

35,500	CK Asset Holdings Ltd	208,654

1,423,000	CK Hutchison Holdings Ltd	10,738,481

1,400,000	CSI Properties Ltd	44,242

394,400	Dah Sing Banking Group Ltd	432,490

66	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Hong Kong — continued

362,400	Dah Sing Financial Holdings Ltd	1,171,440

10,536,000	First Pacific Co Ltd	3,456,590

1,610,000	Giordano International Ltd	321,473

1,113,400	Hongkong Land Holdings Ltd	5,349,012

1,040,213	I-CABLE Communications Ltd *	9,104

997,000	IGG Inc	1,487,319

883,500	Johnson Electric Holdings Ltd	2,549,601

443,000	K Wah International Holdings Ltd	227,739

210,500	Kerry Logistics Network Ltd (c)	612,949

1,518,000	Kerry Properties Ltd	4,890,480

182,000	Man Wah Holdings Ltd	397,854

1,494,000	Pacific Textiles Holdings Ltd	956,647

14,013,000	PCCW Ltd	8,036,636

201,000	Regal Real Estate Investment Trust	40,467

1,772,000	Shun Tak Holdings Ltd (c)	600,354

350,000	Singamas Container Holdings Ltd	29,273

139,500	SmarTone Telecommunications Holdings Ltd	88,239

522,000	Sun Hung Kai & Co Ltd	223,927

11,500	Sun Hung Kai Properties Ltd	186,662

40,000	TAI Cheung Holdings Ltd	27,039

806,000	VSTECS Holdings Ltd	722,761

553,700	VTech Holdings Ltd	4,639,886

7,489,000	WH Group Ltd	6,716,955

1,085,000	Yue Yuen Industrial Holdings Ltd	2,310,729

	Total Hong Kong	60,039,985

	Hungary — 0.0%

66,675	Richter Gedeon Nyrt	1,896,772

	India — 2.1%

104,228	Asian Paints Ltd	3,237,299

94,852	Aurobindo Pharma Ltd	1,096,111

37,653	Bajaj Auto Ltd	1,938,248

377,444	Balrampur Chini Mills Ltd	904,641

21,231	Bombay Burmah Trading Co	335,560

417,270	Cadila Healthcare Ltd	2,463,306

9,322	Cochin Shipyard Ltd	46,975

59,329	Dr Reddy’s Laboratories Ltd	3,588,850

104,800	Dr Reddy’s Laboratories Ltd ADR	6,284,856

117,082	Engineers India Ltd	126,561

534,240	Firstsource Solutions Ltd	727,040

126,336	Gujarat Narmada Valley Fertilizers & Chemicals Ltd	501,192

1,695,344	HCL Technologies Ltd	21,004,550

91,213	HDFC Bank Ltd *	1,917,007

2	Hero MotoCorp Ltd	88

8,803	Hindalco Industries Ltd	40,681

108,665	Hindustan Unilever Ltd	3,143,037

10,593	Hindustan Zinc Ltd	42,574

102,379	Housing Development Finance Corp Ltd	3,543,745

Shares	Description	Value ($)

	India — continued

542,577	ICICI Bank Ltd *	4,457,341

1,705,386	Indiabulls Housing Finance Ltd *	5,068,530

62,354	Infosys Ltd	1,068,078

359,400	Infosys Ltd Sponsored ADR (a)	6,152,928

22,612	JSW Energy Ltd	22,084

155,879	Kotak Mahindra Bank Ltd *	3,801,319

1,056	Larsen & Toubro Infotech Ltd	51,740

830	Mindtree Ltd	18,006

56,133	Narayana Hrudayalaya Ltd	329,858

432,689	NBCC India Ltd	252,725

40,695	NCC Ltd	49,495

637,221	NTPC Ltd	928,107

8,338,205	Oil & Natural Gas Corp Ltd	12,636,361

2,197	Oracle Financial Services Software Ltd	90,663

4,794,346	Power Finance Corp Ltd *	8,102,320

809,264	PTC India Ltd	807,343

55,410	Rajesh Exports Ltd	383,884

9,720,783	REC Ltd	17,898,335

4,293	Sonata Software Ltd	28,048

76,805	Tata Consultancy Services Ltd	3,035,271

126,805	Titan Co Ltd	2,432,923

33,198	Welspun Corp Ltd	58,086

623,604	Wipro Ltd	3,474,006

	Total India	122,089,772

	Indonesia — 0.4%

3,704,600	Bank Central Asia Tbk PT	8,715,981

5,472,400	Bank Mandiri Persero Tbk PT *	2,343,300

5,643,500	Bank Negara Indonesia Persero Tbk PT	2,348,348

3,584,900	Bank Pembangunan Daerah Jawa Timur Tbk PT	212,535

27,054,900	Bank Rakyat Indonesia Persero Tbk PT *	8,912,010

2,279,400	Bukit Asam Tbk PT	432,298

2,540,600	Gajah Tunggal Tbk PT *	151,976

150,200	Indah Kiat Pulp & Paper Corp Tbk PT	138,376

1,554,600	Indo Tambangraya Megah Tbk PT	1,327,347

53,844,000	Panin Financial Tbk PT *	866,589

9,006,900	Ramayana Lestari Sentosa Tbk PT	460,401

	Total Indonesia	25,909,161

	Ireland — 0.3%

259,112	AIB Group Plc * (c)	578,383

507,247	Bank of Ireland Group Plc *	2,049,076

4,381	CRH Plc *	190,185

41,200	CRH Plc Sponsored ADR	1,785,196

28,431	Glanbia Plc	367,264

636,023	Hibernia REIT Plc	860,099

126,385	Irish Residential Properties REIT Plc	227,618

7,809	Kingspan Group Plc *	566,407

See accompanying notes to the financial statements.	67

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Ireland — continued

131,178	Origin Enterprises Plc	554,307

83,277	Permanent TSB Group Holdings Plc *	109,292

290,416	Ryanair Holdings Plc * (c)	5,793,742

106,740	Smurfit Kappa Group Plc (b)	5,031,107

16,182	Smurfit Kappa Group Plc (b)	769,141

71,613	Total Produce Plc	179,652

	Total Ireland	19,061,469

	Israel — 0.2%

18,800	Check Point Software Technologies Ltd *	2,072,512

71,583	Isracard Ltd	244,337

836,336	Oil Refineries Ltd *	180,206

818,700	Teva Pharmaceutical Industries Ltd Sponsored ADR *	8,809,212

	Total Israel	11,306,267

	Italy — 1.0%

267,339	A2A SPA	448,468

227,013	Anima Holding SPA	1,087,494

59,818	Arnoldo Mondadori Editore SPA * (a)	112,781

175,124	Banca Popolare di Sondrio SCPA *	503,449

17,925	Biesse SPA *	472,517

200,505	Buzzi Unicem SPA	5,054,599

39,390	Cementir Holding NV	377,480

27,873	CNH Industrial NV *	411,425

60,403	Credito Emiliano SPA *	343,894

8,160	De’ Longhi SPA	301,522

512,247	Enel SPA	4,829,926

275,402	EXOR NV	22,075,902

118,900	Hera SPA	422,032

100,916	IMMSI SPA *	55,916

722,616	Intesa Sanpaolo SPA *	1,857,869

50,261	Iren SPA	124,165

23,101	La Doria SPA	391,642

525,203	Leonardo SPA	4,189,027

11,757	Poste Italiane SPA	133,200

1,097	Prima Industrie SPA * (c)	20,639

1,858	Sabaf SPA	41,971

315,435	Saras SPA * (c)	245,409

3,768	Sesa SPA *	511,412

36,755	Societa Cattolica di Assicurazioni SC * (c)	201,601

9,725,339	Telecom Italia SPA	4,617,726

16,232,692	Telecom Italia SPA – RSP	8,702,356

664,438	Unipol Gruppo SPA *	3,444,670

	Total Italy	60,979,092

	Japan — 12.1%

22,500	ADEKA Corp	379,062

23,900	Aeon Delight Co Ltd (c)	714,499

Shares	Description	Value ($)

	Japan — continued

576,300	Aeon Mall Co Ltd (c)	9,753,000

15,500	Aichi Corp	124,241

1,033,100	Amada Co Ltd	12,622,427

182,000	Amano Corp	4,102,906

29,500	AOKI Holdings Inc	190,230

6,300	Arata Corp	265,494

52,900	Arcland Sakamoto Co Ltd	760,173

167,900	Arcs Co Ltd (c)	3,472,803

1,057,000	Asahi Kasei Corp	11,466,996

563,100	Asics Corp	9,283,477

643,600	Astellas Pharma Inc	10,176,068

9,100	Bando Chemical Industries Ltd	61,035

216,200	Brother Industries Ltd	4,283,961

23,300	Bunka Shutter Co Ltd	218,617

5,600	Canon Electronics Inc	85,528

4,800	Central Glass Co Ltd	99,928

68,200	Central Japan Railway Co	11,237,605

4,000	Chiyoda Integre Co Ltd	64,957

373,600	Chugoku Marine Paints Ltd	3,179,737

9,600	CONEXIO Corp	122,658

13,700	Dai Nippon Toryo Co Ltd	116,340

4,000	Dai-Dan Co Ltd	101,299

103,600	Daihen Corp	4,422,287

4,800	Daiichi Jitsugyo Co Ltd	186,094

4,700	Dainichiseika Color & Chemicals Manufacturing Co Ltd	101,891

8,500	Daishi Hokuetsu Financial Group Inc	188,543

2,800	Daito Pharmaceutical Co Ltd	86,883

125,500	Daiwa House Industry Co Ltd	3,559,935

13,300	Daiwa Industries Ltd	126,701

165,500	Daiwabo Holdings Co Ltd	12,381,450

284,100	Denka Co Ltd	10,736,531

59,100	Doshisha Co Ltd	982,675

307,200	Ebara Corp	11,575,681

114,500	Electric Power Development Co Ltd	1,872,600

9,200	FJ Next Co Ltd (c)	95,036

272,300	Fuji Corp	6,438,530

9,700	Fuji Media Holdings Inc (a)	117,834

4,300	Fuji Pharma Co Ltd	49,437

9,400	Fujimi Inc	348,267

4,700	Fujimori Kogyo Co Ltd	187,930

41,500	Fujitsu Ltd (a)	6,020,748

6,800	Furuno Electric Co Ltd	67,681

7,800	Furyu Corp	80,796

7,400	G-7 Holdings Inc	165,889

1,700	Geo Holdings Corp	19,128

50,600	GungHo Online Entertainment Inc (a)	1,036,286

9,100	Hakuto Co Ltd	106,048

8,300	Hanwa Co Ltd	217,199

858,794	Haseko Corp	10,681,119

1,087,900	Hazama Ando Corp	8,172,133

68	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Japan — continued

5,900	Heiwado Co Ltd	108,287

23,600	Hisamitsu Pharmaceutical Co Inc (c)	1,478,994

313,300	Hitachi Ltd	14,450,248

2,700	Hochiki Corp	32,443

122,000	Hogy Medical Co Ltd	3,493,630

10,300	Hokuhoku Financial Group Inc	93,290

353,900	Honda Motor Co Ltd	9,782,253

190,200	Horiba Ltd	11,422,674

1,900	Hosokawa Micron Corp	112,582

10,500	Iida Group Holdings Co Ltd	238,875

3,200	Inaba Denki Sangyo Co Ltd	76,214

253,400	Inabata & Co Ltd	3,583,750

13,400	Information Services International-Dentsu Ltd (a)	473,182

1,713,200	Inpex Corp	12,738,650

574,800	ITOCHU Corp (c)	17,168,128

32,300	Itochu Enex Co Ltd	311,472

1,600	Itochu-Shokuhin Co Ltd	78,569

29,400	Itoki Corp	97,885

16,300	Jaccs Co Ltd	313,960

237,100	JAFCO Group Co Ltd	14,542,981

170,800	Japan Post Insurance Co Ltd	3,512,013

13,000	Japan Tobacco Inc	235,385

11,000	Juroku Bank Ltd (The)	204,411

490,100	JVCKenwood Corp	855,236

723,700	K’s Holdings Corp	9,707,590

315,400	Kadokawa Corp	11,611,509

128,700	Kajima Corp	1,651,701

13,800	Kamei Corp	151,179

132,000	Kanamoto Co Ltd	2,943,090

411,300	Kanematsu Corp	5,250,612

20,100	Kasai Kogyo Co Ltd	76,112

4,400	Kato Sangyo Co Ltd	148,040

787,400	KDDI Corp	24,545,991

13,700	Keiyo Bank Ltd (The)	55,435

27,100	Kinden Corp	444,107

19,400	Kitz Corp	102,975

24,100	Kohnan Shoji Co Ltd (c)	657,312

45,700	Komeri Co Ltd	1,231,991

488,731	Konica Minolta Inc (c)	2,497,072

266,200	Konoike Transport Co Ltd	2,593,232

1,700	Krosaki Harima Corp	76,988

3,800	Kureha Corp	251,918

13,600	Kyosan Electric Manufacturing Co Ltd	53,579

359,300	Kyowa Exeo Corp	9,207,797

258,200	Kyudenko Corp	8,544,588

291,800	Macromill Inc	2,338,761

207,100	Mandom Corp	3,540,226

336,600	Maruichi Steel Tube Ltd	7,722,786

5,400	Maruzen Showa Unyu Co Ltd	155,487

15,300	Marvelous Inc (a)	125,854

Shares	Description	Value ($)
	Japan — continued

5,000	Matsuda Sangyo Co Ltd	88,267

344,700	Maxell Holdings Ltd *	4,518,269

59,000	MCJ Co Ltd	504,941

54,700	Mebuki Financial Group Inc	116,844

34,300	Meidensha Corp	739,786

150,300	Mitsubishi Chemical Holdings Corp	1,051,035

168,300	Mitsubishi Gas Chemical Co Inc	3,942,055

5,100	Mitsubishi Research Institute Inc (a)	193,143

3,568,700	Mitsubishi UFJ Financial Group Inc	18,770,274

11,100	Mitsuboshi Belting Ltd	172,140

5,200	Mitsui & Co Ltd	111,354

43,500	Mitsui Chemicals Inc	1,347,537

12,600	Mitsui Sugar Co Ltd	222,841

78,800	Mixi Inc (a)	1,986,141

15,300	Mizuho Financial Group Inc	225,191

2,500	Mizuno Corp	51,115

13,900	Modec Inc	226,695

119,100	Morinaga & Co Ltd	4,301,569

343,400	MS&AD Insurance Group Holdings Inc	9,747,319

15,500	MTI Ltd	122,315

43,900	NEC Networks & System Integration Corp (a)	729,446

267,000	NH Foods Ltd	11,296,244

12,400	Nichias Corp	290,955

16,000	Nichiha Corp	451,913

98,000	Nikkon Holdings Co Ltd	1,888,254

5,300	Nippn Corp	79,239

51,200	Nippo Corp	1,340,240

38,380	Nippon Light Metal Holdings Co Ltd	761,373

600	Nippon Soda Co Ltd	18,920

1,900	Nippon Steel Trading Corp	66,936

727,200	Nippon Telegraph & Telephone Corp	18,838,148

23,500	Nippon Television Holdings Inc (a)	312,889

41,400	Nishi-Nippon Financial Holdings Inc	271,454

3,700	Nishio Rent All Co Ltd	91,411

7,100	Nisshin Oillio Group Ltd (The)	210,298

3,800	Nissin Corp	48,354

18,100	Nissin Electric Co Ltd	211,769

4,700	Nitto Denko Corp	403,435

20,600	Nojima Corp	541,277

45,900	Nomura Real Estate Holdings Inc	1,040,694

5,600	Obara Group Inc (c)	200,038

1,494,600	Obayashi Corp	12,902,561

15,100	Okamura Corp	157,595

1,500	Okinawa Cellular Telephone Co	69,068

1,700	Organo Corp	96,177

1,478,200	ORIX Corp	25,222,101

9,800	Osaka Soda Co Ltd	236,168

7,700	Osaki Electric Co Ltd	42,367

297,500	Pacific Industrial Co Ltd	3,239,740

See accompanying notes to the financial statements.	69

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Japan — continued

616,800	Penta-Ocean Construction Co Ltd	4,609,899

9,100	Prima Meat Packers Ltd	266,497

8,000	Proto Corp	84,287

180,500	Raiznext Corp	1,940,467

67,800	Renesas Electronics Corp *	745,846

445,900	Resona Holdings Inc	1,801,762

5,900	Rinnai Corp	598,339

46,700	Rohm Co Ltd	4,624,285

5,700	Ryoden Corp	83,551

7,100	Sakata INX Corp	71,624

63,500	San-A Co Ltd (c)	2,477,099

22,700	San-Ai Oil Co Ltd	227,707

23,000	San-In Godo Bank Ltd (The)	104,925

35,200	Sanki Engineering Co Ltd	430,324

90,500	Sankyu Inc	3,791,278

19,000	Sanwa Holdings Corp	236,214

109,400	Secom Co Ltd	9,526,007

9,100	Seikitokyu Kogyo Co Ltd	75,678

92,600	Sekisui Chemical Co Ltd	1,659,494

484,500	Sekisui House Ltd	9,141,846

7,500	Sekisui Jushi Corp	136,852

1,800	Shimamura Co Ltd (c)	179,868

1,244,500	Shimizu Corp	9,453,945

6,900	Shin-Etsu Polymer Co Ltd	63,376

3,800	Shindengen Electric Manufacturing Co Ltd	110,344

200	Shinko Electric Industries Co Ltd	5,400

7,100	Shinnihon Corp	54,987

16,900	Shizuoka Gas Co Ltd	147,324

2,000	Sinanen Holdings Co Ltd	57,736

16,100	Sinko Industries Ltd	286,289

18,900	Sintokogio Ltd	129,757

942,600	SKY Perfect JSAT Holdings Inc	3,997,536

478,000	Sojitz Corp	1,264,494

1,366,100	Sumitomo Chemical Co Ltd	6,650,607

737,600	Sumitomo Dainippon Pharma Co Ltd	11,724,274

578,200	Sumitomo Forestry Co Ltd	10,421,833

103,500	Sumitomo Mitsui Trust Holdings Inc	3,417,307

3,400	Sumitomo Seika Chemicals Co Ltd	124,196

14,700	Suzuki Motor Corp	641,214

174,700	T Hasegawa Co Ltd	3,046,337

210,500	Tachi-S Co Ltd	2,102,395

161,500	Taisei Corp	5,726,937

577,000	Takara Holdings Inc	7,768,204

75,800	Takara Leben Co Ltd	245,908

2,600	Takasago Thermal Engineering Co Ltd	38,610

36,300	Takeuchi Manufacturing Co Ltd (c)	924,389

293,000	Takuma Co Ltd	5,763,735

20,700	Tamron Co Ltd	374,663

662,500	Teijin Ltd (c)	11,429,525

345,900	TIS Inc (a)	7,200,751

Shares	Description	Value ($)
	Japan — continued

249,100	Toho Holdings Co Ltd	4,325,054

2,500	Token Corp	196,706

3,230,700	Tokyo Electric Power Co Holdings Inc *	10,406,163

225,400	Tokyo Seimitsu Co Ltd	9,878,832

42,900	Tokyu Construction Co Ltd	214,779

9,800	Toli Corp	22,418

11,300	Toppan Forms Co Ltd	108,280

902,800	Toppan Printing Co Ltd	14,263,882

288,300	Tosei Corp	2,719,895

766,449	Tosoh Corp	14,089,531

9,100	Totetsu Kogyo Co Ltd	220,037

5,300	Towa Pharmaceutical Co Ltd	104,718

93,000	Toyo Construction Co Ltd	478,621

2,500	Toyo Ink SC Holdings Co Ltd	44,606

67,800	Toyo Suisan Kaisha Ltd	2,886,326

146,100	Toyota Industries Corp	12,552,535

2,500	Toyota Tsusho Corp	105,454

18,200	TS Tech Co Ltd	509,447

203,600	Tsumura & Co	6,408,516

600	Ulvac Inc	27,146

10,600	Unipres Corp	91,617

8,000	Vital KSK Holdings Inc	58,940

8,900	Wacoal Holdings Corp	190,776

9,100	Warabeya Nichiyo Holdings Co Ltd (c)	134,678

33,000	YAMABIKO Corp	346,220

64,500	Yamaguchi Financial Group Inc	399,072

23,300	Yamazen Corp	208,131

26,700	Yellow Hat Ltd	420,927

484,200	Yokogawa Electric Corp	9,260,427

800	Yondoshi Holdings Inc (c)	13,883

7,200	Yuasa Trading Co Ltd	199,413

234,100	Zenkoku Hosho Co Ltd	10,807,946

	Total Japan	721,178,210

	Kuwait — 0.2%

925	Burgan Bank SAK	679

16,615	Gulf Cable & Electrical Industries Co KSCP	47,518

34,019	Humansoft Holding Co KSC *	430,033

3,007,659	Kuwait Finance House KSCP	7,143,791

333,258	Kuwait Projects Co Holding KSCP	187,686

99,972	Mobile Telecommunications Co KSCP	206,297

1,668,345	National Bank of Kuwait SAKP	4,543,901

36,684	Qurain Petrochemical Industries Co	44,646

	Total Kuwait	12,604,551

	Malaysia — 0.0%

1,532,700	DRB-Hicom Berhad	687,288

10,400	Hartalega Holdings Berhad	25,621

233,200	Pharmaniaga Berhad	243,998

70	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Malaysia — continued

757,100	Top Glove Corp Berhad	977,900

258,300	Westports Holdings Berhad	259,854

	Total Malaysia	2,194,661

	Mexico — 1.0%

167,700	Arca Continental SAB de CV	762,710

282,900	Banco del Bajio SA *	328,321

1,182,700	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander Mexico *	1,120,459

283,200	Cemex SAB de CV Sponsored ADR *	1,871,952

12,600	Concentradora Fibra Danhos SA de CV (REIT)	15,442

777,700	Credito Real SAB de CV SOFOM ER *	423,774

140,800	El Puerto de Liverpool SAB de CV – Class C1	426,014

531,000	Fibra Uno Administracion SA de CV (REIT)	603,057

624,000	Fomento Economico Mexicano SAB de CV	4,257,433

120,300	Gentera SAB de CV *	60,262

108,100	Grupo Aeroportuario del Centro Norte SAB de CV *	623,871

291,700	Grupo Bimbo SAB de CV – Series A	546,005

3,041,900	Grupo Financiero Banorte SAB de CV – Class O *	15,275,657

103,400	Grupo Financiero Inbursa SAB de CV – Class O *	92,917

199,613	Grupo Herdez SAB de CV – Series *	399,684

3,826,000	Grupo Mexico SAB de CV – Series B	18,137,884

3,900	Industrias Bachoco SAB de CV – Series B	12,934

110,100	Qualitas Controladora SAB de CV	597,522

132,200	Regional SAB de CV *	600,053

310,869	Unifin Financiera SAB de CV SOFOM ENR *	368,062

3,661,900	Wal-Mart de Mexico SAB de CV	10,421,563

	Total Mexico	56,945,576

	Netherlands — 1.6%

168,691	ABN AMRO Bank NV CVA *	1,939,694

1,575,005	Aegon NV	7,548,576

208,700	AerCap Holdings NV *	10,055,166

3,861	ASM International NV	1,041,405

208,424	ASR Nederland NV	8,708,043

16,510	Evander Gold Mines Ltd * (d)	199

44,285	ForFarmers NV	292,501

10,929	Heineken Holding NV	940,971

717	Hunter Douglas NV *	56,443

1,177,243	ING Groep NV (c)	12,894,000

496,049	Koninklijke Ahold Delhaize NV	13,098,046

Shares	Description	Value ($)

	Netherlands — continued

10,573	Koninklijke Vopak NV	504,493

37,541	NN Group NV	1,733,407

514,736	PostNL NV *	2,188,217

219,561	Randstad NV *	14,683,832

258,738	Signify NV *	11,274,465

536,794	Stellantis NV *	8,694,311

7,692	Wolters Kluwer NV	609,740

	Total Netherlands	96,263,509

	New Zealand — 0.1%

1,656,827	Meridian Energy Ltd	6,820,705

	Norway — 0.4%

107,834	Aker Solutions ASA *	163,901

56,139	Austevoll Seafood ASA	643,201

27,001	Avance Gas Holding Ltd (c)	100,351

390,241	BW LPG Ltd	2,316,999

84,190	DNB ASA (c)	1,635,592

474,282	Elkem ASA	1,667,690

181,190	Europris ASA	1,059,518

5,730	Nordic Semiconductor ASA *	108,041

627,107	Norsk Hydro ASA	3,471,823

152,794	Norwegian Finans Holding ASA *	1,346,366

589,289	Orkla ASA *	5,427,717

36,490	Sbanken ASA * (c)	348,836

41,678	Selvaag Bolig ASA	269,537

61,682	SpareBank 1 Nord Norge	546,593

48,779	SpareBank 1 SMN	563,175

144,841	SpareBank 1 SR-Bank ASA *	1,668,159

37,813	Wallenius Wilhelmsen ASA *	103,652

	Total Norway	21,441,151

	Pakistan — 0.1%

156,168	Engro Corp Ltd	299,242

2,087,651	Engro Fertilizers Ltd	860,547

578,386	Fauji Fertilizer Co Ltd	405,059

21,639	Hub Power Co Ltd (The)	11,677

13,290	Lucky Cement Ltd *	74,355

72,500	National Bank of Pakistan *	16,335

125,900	Nishat Mills Ltd	87,603

1,860,954	Oil & Gas Development Co Ltd	1,231,715

281,224	Pakistan Oilfields Ltd	711,262

1,124,569	Pakistan Petroleum Ltd	643,584

16,673	Pakistan State Oil Co Ltd *	24,951

279,446	Searle Co Ltd (The)	478,062

355,374	United Bank Ltd	286,695

	Total Pakistan	5,131,087

	Philippines — 0.1%

2,010	Globe Telecom Inc	83,989

209,360	Manila Electric Co	1,167,860

See accompanying notes to the financial statements.	71

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Philippines — continued

16,554,600	Megaworld Corp	1,236,794

6,668,000	Metro Pacific Investments Corp	557,951

35,730	Security Bank Corp	96,471

1,146,125	Semirara Mining & Power Corp	301,285

	Total Philippines	3,444,350

	Poland — 0.4%

53,749	Asseco Poland SA	953,926

14,931	Budimex SA	1,378,709

221,016	Cyfrowy Polsat SA	1,680,576

20,445	Lubelski Wegiel Bogdanka SA *	126,944

453,443	Polski Koncern Naftowy ORLEN SA	7,113,041

2,082,942	Polskie Gornictwo Naftowe i Gazownictwo SA	3,100,160

1,135,725	Powszechny Zaklad Ubezpieczen SA *	8,852,317

	Total Poland	23,205,673

	Portugal — 0.4%

229,712	Altri SGPS SA	1,667,666

15,700,561	Banco Comercial Portugues SA – Class R * (c)	2,211,391

262,349	CTT-Correios de Portugal SA * (c)	789,907

64,278	EDP Renovaveis SA	1,402,249

1,108,686	EDP – Energias de Portugal SA	6,354,662

532,379	Galp Energia SGPS SA	5,951,166

46,180	Jeronimo Martins SGPS SA	714,752

277,317	Mota-Engil SGPS SA * (c)	488,684

400,162	Navigator Co SA (The) *	1,353,402

298,901	REN – Redes Energeticas Nacionais SGPS SA	818,802

26,453	Semapa-Sociedade de Investimento e Gestao	378,591

1,206,437	Sonae SGPS SA	984,727

	Total Portugal	23,115,999

	Qatar — 0.1%

577,173	Doha Bank QPSC *	349,462

264,591	Ooredoo QPSC	557,546

104,061	Qatar Electricity & Water Co QSC	496,447

1,331,503	Qatar National Bank QPSC	6,257,749

444,065	Qatar National Cement Co QSC	496,149

	Total Qatar	8,157,353

	Russia — 3.4%

10,716,810	Alrosa PJSC	14,307,652

103,500	Detsky Mir PJSC	197,062

19,735	Etalon Group Plc GDR (Registered)	34,005

302,590,000	Federal Grid Co Unified Energy System PJSC	871,395

2,296,470	Gazprom PJSC	6,725,389

201,394	Globaltrans Investment Plc Sponsored GDR (Registered)	1,341,272

Shares	Description	Value ($)

	Russia — continued

122,678,000	Inter RAO UES PJSC	8,430,322

40,138	LSR Group PJSC	475,718

224,290	LSR Group PJSC GDR (Registered)	495,353

154,919	LUKOIL PJSC	11,610,019

212,092	LUKOIL PJSC Sponsored ADR	15,803,275

100,600	M.Video PJSC	1,107,175

9,783	Magnit PJSC	645,571

26,869	Magnit PJSC Sponsored GDR (Registered)	365,753

769,760	Magnitogorsk Iron & Steel Works PJSC	560,213

116,953	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR (Registered)	1,104,640

477,278	MMC Norilsk Nickel PJSC ADR	15,040,439

4,297,890	Moscow Exchange MICEX-RTS PJSC	9,956,892

28,347	Novatek PJSC Sponsered GDR (Registered)	4,850,394

353,400	Novolipetsk Steel PJSC	1,060,576

314,489	Novolipetsk Steel PJSC GDR	9,309,917

14,455	PhosAgro PJSC GDR (Registered)	253,407

654,610	Polymetal International Plc	12,940,238

18,414	Polyus PJSC	3,468,048

67,814	Polyus PJSC GDR (Registered)	6,336,736

121,792	QIWI Plc Sponsored ADR	1,301,956

81,590	Raspadskaya OJSC	198,320

139,458	Rosneft Oil Co PJSC GDR (Registered)	965,737

90,518,000	ROSSETI PJSC	2,066,015

8,066,000	RusHydro PJSC	84,655

30,090	Safmar Financial Investment *	196,049

2,624,290	Sberbank of Russia PJSC	9,519,705

2,011,704	Sberbank of Russia PJSC Sponsored ADR	29,274,194

63,864	Severstal PJSC	1,156,734

145,040	Severstal PJSC GDR (Registered)	2,591,900

871,400	Surgutneftegas PJSC	380,351

2,733,683	Surgutneftegas PJSC Sponsored ADR	11,688,840

200,759	Tatneft PJSC Sponsored ADR	8,401,474

21,774	TCS Group Holding Plc GDR (Registered)	1,138,744

14,868,000	Unipro PJSC	560,849

376,156	VTB Bank PJSC GDR (Registered)	358,614

66,064	X5 Retail Group NV GDR (Registered) (b)	2,151,376

60,442	X5 Retail Group NV GDR (Registered) (b)	1,991,954

17,000	Yandex NV – Class A *	1,087,745

	Total Russia	202,406,673

	Saudi Arabia — 0.1%

125,049	Al Rajhi Bank	3,015,767

72	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Singapore — 0.5%

210,000	AEM Holdings Ltd	627,690

648,700	Asian Pay Television Trust	52,956

731,073	CapitaLand Ltd	1,730,820

1,609,900	ComfortDelGro Corp Ltd	1,934,607

434,724	DBS Group Holdings Ltd	8,613,879

512,600	First Real Estate Investment Trust (c)	78,516

997,100	Golden Agri-Resources Ltd	142,996

681,399	Japfa Ltd	457,644

144,400	Jardine Cycle & Carriage Ltd	2,268,611

385,400	Mapletree North Asia Commercial Trust (REIT)	276,756

4,100	Oversea-Chinese Banking Corp Ltd	33,542

509,100	Sasseur Real Estate Investment Trust	320,203

649,200	Sembcorp Industries Ltd	837,827

954,100	Silverlake Axis Ltd	170,346

921,300	Singapore Airlines Ltd *	3,414,874

194,800	Soilbuild Business Space REIT	77,153

350,200	StarHub Ltd	333,300

18,700	United Overseas Bank Ltd	343,407

76,700	Venture Corp Ltd	1,094,500

264,100	Wilmar International Ltd	1,039,790

9,023,877	Yangzijiang Shipbuilding Holdings Ltd (c)	7,205,059

866,500	Yanlord Land Group Ltd	743,944

	Total Singapore	31,798,420

	South Africa — 1.5%

2,183,173	Absa Group Ltd	17,471,266

39,768	AECI Ltd	261,851

80,651	Aspen Pharmacare Holdings Ltd *	758,334

146,206	Astral Foods Ltd	1,306,372

283,756	Barloworld Ltd *	1,710,717

740,911	Bidvest Group Ltd (The)	8,216,510

1,352,911	Blue Label Telecoms Ltd *	426,982

315,643	Imperial Logistics Ltd	879,678

240,400	Investec Ltd	629,397

178,046	Kumba Iron Ore Ltd	7,626,602

350,319	Lewis Group Ltd	597,476

315,528	Motus Holdings Ltd *	1,638,655

98,112	Mr Price Group Ltd	1,130,070

121,837	Naspers Ltd – N Shares	28,750,783

236,996	Old Mutual Ltd	210,585

206,620	Reunert Ltd	624,085

2,811,977	RMB Holdings Ltd *	277,768

1,288,736	Sanlam Ltd	5,178,034

38,934	Santam Ltd	624,328

88,670	Sappi Ltd *	259,828

1,276,774	Telkom SA SOC Ltd	3,460,844

371,976	Truworths International Ltd	1,190,239

267,529	Tsogo Sun Gaming Ltd *	110,872

142,081	Vodacom Group Ltd	1,170,114

Shares	Description	Value ($)

	South Africa — continued

238,642	Wilson Bayly Holmes-Ovcon Ltd *	1,520,563

	Total South Africa	86,031,953

	South Korea — 2.2%

38,295	Aekyung Petrochemical Co Ltd	372,526

114,362	BNK Financial Group Inc	599,097

56	CS Wind Corp	3,592

6,835	DB HiTek Co Ltd	342,529

14,491	DB Insurance Co Ltd	533,250

103,920	DGB Financial Group Inc	651,974

314,365	Dongwon Development Co Ltd	1,439,104

9,536	Doosan Fuel Cell Co Ltd *	423,671

13,356	DoubleUGames Co Ltd	656,016

16,640	GS Home Shopping Inc	2,009,533

598,618	Hana Financial Group Inc	19,662,555

66,170	Hankook Tire & Technology Co Ltd	2,798,947

2,104	HDC Hyundai Development Co-Engineering & Construction	50,059

26,556	Huons Co Ltd	1,309,815

30,038	Hyundai Home Shopping Network Corp	2,120,305

8,226	Hyundai Mobis Co Ltd	2,213,103

978	Hyundai Motor Co	205,737

106,499	JB Financial Group Co Ltd	552,133

123,612	KB Financial Group Inc	4,784,486

2,436	KC Co Ltd	60,064

6,608	KCC Glass Corp	259,469

422,846	Kia Motors Corp	29,814,106

164,321	KT&G Corp	11,437,616

81,056	LF Corp	1,112,912

136,298	LG Electronics Inc	17,731,653

26,546	LOTTE Himart Co Ltd	884,210

28,523	Mirae Asset Life Insurance Co Ltd	101,382

1,047	NCSoft Corp	869,597

15,231	NHN KCP Corp *	628,394

2,776	S&T Motiv Co Ltd	154,510

51,809	Samjin Pharmaceutical Co Ltd	1,175,234

11,944	Samsung Electronics Co Ltd	875,323

6,615	Sebang Global Battery Co Ltd	530,188

408,500	Shinhan Financial Group Co Ltd *	11,890,284

197,841	SK Telecom Co Ltd Sponsored ADR	4,764,011

33,965	SL Corp *	714,779

180	Taekwang Industrial Co Ltd *	150,783

26,575	Woori Financial Capital Co Ltd	245,748

124,679	Yuhan Corp	6,870,526

	Total South Korea	130,999,221

	Spain — 1.1%

52,729	Acerinox SA	611,206

218,488	ACS Actividades de Construccion y Servicios SA	6,675,775

See accompanying notes to the financial statements.	73

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)
	Spain — continued

70,849	Amadeus IT Group SA * (a)	4,946,484

96,182	Atresmedia Corp de Medios de Comunicacion SA *	399,701

2,041,660	Banco Bilbao Vizcaya Argentaria SA	11,353,420

701,066	Banco de Sabadell SA	349,832

4,999,060	Banco Santander SA *	17,382,203

73,033	Bankinter SA (c)	481,358

402,823	CaixaBank SA	1,166,669

111,546	Cia de Distribucion Integral Logista Holdings SA (c)	2,146,413

35,729	Ebro Foods SA (c)	770,471

27,069	eDreams ODIGEO SA *	162,327

71,861	Endesa SA	1,775,708

1,386	Faes Farma SA	6,156

21,375	Grupo Catalana Occidente SA	797,888

312,090	Iberdrola SA	3,911,085

149,451	Industria de Diseno Textil SA	4,927,878

705,475	Liberbank SA *	219,828

385,130	Mapfre SA	729,248

433,480	Mediaset Espana Comunicacion SA *	2,591,906

248,222	Red Electrica Corp SA	4,146,873

14,054	Repsol SA	176,909

1,512,227	Unicaja Banco SA *	1,317,318

	Total Spain	67,046,656

	Sweden — 0.3%

173,925	Betsson AB *	1,420,201

6,757	Bufab AB *	168,176

18,848	Humana AB *	149,070

101,445	Inwido AB *	1,539,110

5,062	Lindab International AB	110,554

12,999	New Wave Group AB – B Shares *	105,626

927,552	Nordea Bank Abp	8,400,677

15,549	Volvo AB – A Shares *	399,414

230,263	Volvo AB – B Shares *	5,894,824

	Total Sweden	18,187,652

	Switzerland — 0.5%

136,785	Adecco Group AG (Registered)	8,608,807

1,866	ALSO Holding AG (Registered) *	506,522

65,065	Banque Cantonale Vaudoise (Registered)	6,819,003

10,425	BKW AG	1,153,202

1,909	Bobst Group SA (Registered)	128,778

2,568	Huber + Suhner AG (Registered)	198,439

916	Kardex Holding AG (Registered)	194,195

233	Logitech International SA (Registered)	24,771

5,037	Mobilezone Holding AG (Registered)	58,783

36,700	Novartis AG (Registered)	3,160,840

2,972	Roche Holding AG	993,874

25,300	Roche Holding AG – Genusschein	8,299,887

Shares	Description	Value ($)

	Switzerland — continued

18,713	UBS Group AG (Registered)	291,143

3,584	Vetropack Holding AG (Registered) *	225,129

6,132	Zehnder Group AG – Class RG	466,102

	Total Switzerland	31,129,475

	Taiwan — 5.4%

302,000	Ability Enterprise Co Ltd	163,646

39,000	Accton Technology Corp	367,269

14,788	Acter Group Corp Ltd	105,567

15,000	Airtac International Group	522,026

238,000	Alchip Technologies Ltd	7,547,432

1,874,672	Asustek Computer Inc	20,443,752

55,000	Aten International Co Ltd	173,554

26,000	Avermedia Technologies	43,485

2,659,000	Catcher Technology Co Ltd	18,305,579

1,845,000	Cathay Financial Holding Co Ltd	2,776,679

888,525	Chailease Holding Co Ltd	5,487,755

784,660	Chicony Electronics Co Ltd	2,639,960

120,000	Chicony Power Technology Co Ltd	339,990

177,000	China Development Financial Holding Corp	59,086

150,000	China Life Insurance Co Ltd	122,141

226,400	China Motor Corp *	390,415

356,000	Chong Hong Construction Co Ltd	1,046,750

1,807,000	Coretronic Corp	3,113,468

11,706,000	CTBC Financial Holding Co Ltd	8,404,179

62,000	Delta Electronics Inc	624,044

61,000	Depo Auto Parts Ind Co Ltd	131,557

205,000	Elan Microelectronics Corp	1,264,535

527,000	Elite Material Co Ltd	3,193,899

2,221,000	Evergreen Marine Corp Taiwan Ltd *	3,024,846

374,000	Farglory Land Development Co Ltd	719,465

8,000	Feng Hsin Steel Co Ltd	20,300

1,986,000	FLEXium Interconnect Inc	8,975,344

244,000	Formosa Advanced Technologies Co Ltd	332,581

121,000	Foxconn Technology Co Ltd	303,809

4,853,000	Fubon Financial Holding Co Ltd	8,691,019

1,479,000	Gigabyte Technology Co Ltd	4,617,191

3,780,000	Grand Pacific Petrochemical *	3,233,826

30,580	Great Wall Enterprise Co Ltd	54,909

107,000	Holiday Entertainment Co Ltd	247,693

14,090,406	Hon Hai Precision Industry Co Ltd	56,604,631

404,000	Huaku Development Co Ltd	1,277,905

331,980	IEI Integration Corp	624,151

243,000	International Games System Co Ltd	7,219,440

153,000	Kung Long Batteries Industrial Co Ltd	782,315

747,000	Lite-On Technology Corp	1,592,064

6,000	Lotes Co Ltd	111,643

2,000	MediaTek Inc	64,193

1,718,992	Mercuries Life Insurance Co Ltd *	517,319

74	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Taiwan — continued

91,000	Merry Electronics Co Ltd	447,190

695,000	Micro-Star International Co Ltd	3,717,235

778,368	Mitac Holdings Corp	863,874

19,000	Nan Liu Enterprise Co Ltd	116,142

1,053,000	Novatek Microelectronics Corp	17,929,684

780,000	Pegatron Corp	2,087,631

7,360,566	Pou Chen Corp	7,976,477

970,000	Qisda Corp	1,063,677

1,124,000	Quanta Computer Inc	3,428,432

6,994,020	Radiant Opto-Electronics Corp	29,980,397

1,321,000	Ruentex Development Co Ltd	1,978,424

58,000	Shin Kong Financial Holding Co Ltd	17,225

188,000	Shinkong Insurance Co Ltd	258,234

123,000	Simplo Technology Co Ltd	1,652,233

139,000	Soft-World International Corp	477,331

10,000	Standard Foods Corp	19,723

474,000	Syncmold Enterprise Corp	1,420,071

18,400	Tah Hsin Industrial Corp	48,389

415,000	Taiwan Cement Corp	625,342

371,000	Taiwan PCB Techvest Co Ltd	646,695

1,721,000	Taiwan Semiconductor Manufacturing Co Ltd	37,598,732

113,150	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,250,111

13,000	TCI Co Ltd	98,742

582,733	TOPBI International Holdings Ltd	279,765

221,064	Topco Scientific Co Ltd	967,507

483,000	Transcend Information Inc	1,133,428

296,000	Tripod Technology Corp	1,471,298

158,681	United Integrated Services Co Ltd	1,348,290

4,418,000	United Microelectronics Corp	8,614,057

327,000	Universal Inc	966,552

8,000	Universal Vision Biotechnology Co Ltd	69,577

446,000	Wistron Corp	512,156

408,000	Youngtek Electronics Corp	920,686

10,000	Yulon Nissan Motor Co Ltd	91,864

	Total Taiwan	319,358,583

	Thailand — 0.2%

818,900	AP Thailand Pcl NVDR	197,009

350,100	Bangkok Bank Pcl NVDR	1,393,285

281,300	Carabao Group Pcl NVDR	1,275,138

180,800	Dynasty Ceramic Pcl NVDR	14,209

303,300	Kasikornbank Pcl NVDR	1,396,877

359,300	KCE Electronics Pcl NVDR	635,073

154,900	Land & Houses Pcl NVDR	39,997

68,900	Origin Property Pcl NVDR	15,765

363,200	Pruksa Holding Pcl (Foreign Registered)	153,083

1,409,500	Pruksa Holding Pcl NVDR	594,083

Shares	Description	Value ($)

	Thailand — continued

173,800	Quality Houses Pcl NVDR	13,468

849,700	SC Asset Corp Pcl (Foreign Registered)	81,148

90,500	Siam Cement Pcl NVDR (The)	1,089,333

426,300	Siam Commercial Bank Pcl NVDR (The)	1,430,315

207,800	Somboon Advance Technology Pcl NVDR	126,515

91,600	SPCG Pcl NVDR	59,688

268,700	Sri Trang Agro-Industry Pcl NVDR	471,951

850,225	Supalai Pcl (Foreign Registered)	562,131

671,000	Thai Beverage Pcl	369,626

18,620,300	TMB Bank Pcl NVDR	687,189

	Total Thailand	10,605,883

	Turkey — 0.4%

967,901	Aksa Akrilik Kimya Sanayii AS	2,069,478

759,008	Arcelik AS *	3,396,145

1	Aselsan Elektronik Sanayi Ve Ticaret AS	2

4,796,870	Dogan Sirketler Grubu Holding AS	2,049,550

220,674	Dogus Otomotiv Servis ve Ticaret AS *	923,636

2,129,701	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	645,212

1,165,297	Enerjisa Enerji AS	1,801,978

1,642,032	Eregli Demir ve Celik Fabrikalari TAS	3,238,682

119,954	Goodyear Lastikleri TAS *	147,594

609,402	Selcuk Ecza Deposu Ticaret ve Sanayi AS	935,225

1,017,823	Turkiye Garanti Bankasi AS *	1,227,701

11,041,316	Turkiye Is Bankasi AS – Class C *	8,530,256

19,491	Vestel Beyaz Esya Sanayi ve Ticaret AS	136,862

564,270	Yapi ve Kredi Bankasi AS *	201,633

	Total Turkey	25,303,954

	United Arab Emirates — 0.1%

1,311,038	Aldar Properties PJSC	1,277,002

441,124	Dubai Islamic Bank PJSC	560,114

3,945,654	Emaar Properties PJSC *	3,655,272

10,296	Emirates NBD Bank PJSC	30,945

264,229	First Abu Dhabi Bank PJSC	1,039,474

	Total United Arab Emirates	6,562,807

	United Kingdom — 4.3%

206,164	3i Group Plc	3,200,488

105,452	888 Holdings Plc	436,035

99,365	Aggreko Plc	1,117,084

68,782	Airtel Africa Plc	76,286

36,869	Anglo American Plc	1,430,554

12,512	Antofagasta Plc	312,273

See accompanying notes to the financial statements.	75

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United Kingdom — continued

472,187	Aviva Plc	2,392,288

8,008	B&M European Value Retail SA	61,257

32,351	Bank of Georgia Group Plc *	448,014

1,072,365	Barratt Developments Plc *	9,965,857

99,073	Bellway Plc	3,883,267

259,747	Berkeley Group Holdings Plc (The)	14,716,493

42,000	BP Plc Sponsored ADR	1,025,220

73,000	British American Tobacco Plc	2,534,936

191,400	British American Tobacco Plc Sponsored ADR	6,710,484

5,409,370	BT Group Plc *	9,363,180

30,780	Bunzl Plc	960,972

103,171	Carnival Plc *	2,297,834

76,903	Central Asia Metals Plc	258,377

219,152	Coca-Cola HBC AG *	6,872,280

339,600	Compass Group Plc *	6,896,244

42,887	Computacenter Plc (a)	1,250,270

3,181	Cranswick Plc	151,463

29,293	Daily Mail & General Trust Plc – Class A (a)	369,636

33,466	Dunelm Group Plc *	587,868

62,544	Electrocomponents Plc	848,510

12,098	EMIS Group Plc	179,118

86,553	Evraz Plc	694,847

98,397	Ferguson Plc	11,641,452

786,096	Ferrexpo Plc	3,686,616

201,107	Frasers Group Plc *	1,318,452

5,322	Fresnillo Plc	67,213

1,433	Games Workshop Group Plc	191,023

56,840	Go-Ahead Group Plc (The) *	926,744

56,500	GW Pharmaceuticals Plc ADR *	12,105,125

167,324	Halfords Group Plc *	673,754

202,800	HSBC Holdings Plc *	1,214,816

267,948	IG Group Holdings Plc	2,922,576

52,538	IMI Plc	963,523

50,244	Inchcape Plc *	498,300

323,262	Indivior Plc *	577,764

83,066	International Personal Finance Plc *	93,336

219,349	Investec Plc	598,221

1,066,653	ITV Plc * (a)	1,638,825

612,448	J Sainsbury Plc	1,938,400

251,486	JD Sports Fashion Plc *	2,923,021

72,267	John Laing Group Plc	304,620

250,474	Just Group Plc *	315,439

3,022,213	Kingfisher Plc *	11,201,677

2,006,104	Legal & General Group Plc	7,294,583

3,965,754	M&G Plc	10,214,337

1,903,607	Micro Focus International Plc * (a)	11,175,760

148,439	Mitchells & Butlers Plc *	626,723

24,191	Mondi Plc	583,767

8,648	Morgan Advanced Materials Plc	37,464

Shares	Description	Value ($)

	United Kingdom — continued

50,242	Morgan Sindall Group Plc	1,160,648

157,045	National Express Group Plc *	654,098

184,502	National Grid Plc	2,074,621

26,430	Next Plc *	2,799,590

21,125	Numis Corp Plc	97,687

164,670	OSB Group Plc *	1,017,699

161,678	Paragon Banking Group Plc	1,013,242

459,797	Persimmon Plc	16,660,911

152,125	Pets at Home Group Plc	838,736

225,489	Phoenix Group Holdings Plc	2,237,868

148,938	Playtech Plc *	983,530

199,238	Plus500 Ltd	3,816,539

543,697	Premier Foods Plc *	686,658

402,734	QinetiQ Group Plc	1,677,052

49,011	Redde Northgate Plc	187,979

165,957	Royal Dutch Shell Plc – A Shares	3,424,945

416,954	Royal Dutch Shell Plc – B Shares	8,173,687

357,453	Royal Dutch Shell Plc – Class B Sponsored ADR	13,897,773

141,037	Royal Mail Plc *	894,041

741,600	RSA Insurance Group Plc	7,001,402

58,279	Smiths Group Plc	1,193,489

773	Softcat Plc (a)	15,739

289,135	Spirent Communications Plc	949,835

103,796	Stock Spirits Group Plc	383,293

671,057	Tate & Lyle Plc	6,813,244

1,627,830	Taylor Wimpey Plc *	3,591,637

42,325	Vesuvius Plc	308,739

152,686	WM Morrison Supermarkets Plc	364,630

670,261	WPP Plc (a)	8,015,942

	Total United Kingdom	255,709,920

	United States — 18.8%

269,200	Aerojet Rocketdyne Holdings, Inc. *	13,801,884

146,400	Alexion Pharmaceuticals, Inc. *	22,362,600

118,900	Alliance Data Systems Corp. (a)	11,473,850

135,300	Ally Financial, Inc.	5,614,950

7,300	Alphabet, Inc. – Class A * (a)	14,759,943

200	Alphabet, Inc. – Class C * (a)	407,372

46,323	American Express Co.	6,265,649

5,600	Anthem, Inc. (a)	1,697,864

116,830	Apollo Investment Corp.	1,615,759

37,940	Ares Capital Corp.	695,440

90,900	Arrow Electronics, Inc. *	9,113,634

259,400	AT&T, Inc.	7,234,666

218,100	Athene Holding Ltd. – Class A *	9,943,179

23,420	Bank of America Corp.	812,908

75,060	Barings BDC, Inc.	728,082

59,100	Bed Bath & Beyond, Inc. *	1,587,426

27,900	Biogen, Inc. *	7,613,352

2,400	Booking Holdings, Inc. *	5,588,424

76	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

42,000	Booz Allen Hamilton Holding Corp. (a)	3,239,880

235,400	BorgWarner, Inc.	10,593,000

78	Bristol-Myers Squibb Co.	4,784

123,100	Cantel Medical Corp. * (a)	9,143,868

98,300	Capital One Financial Corp.	11,814,677

31,400	Capri Holdings Ltd. *	1,465,438

257,600	Carnival Corp. *	6,890,800

188,900	Carrier Global Corp.	6,900,517

158,900	CBRE Group, Inc. – Class A *	12,039,853

115,800	Centene Corp. * (a)	6,778,932

616,800	Change Healthcare, Inc. *	14,106,216

102,884	Charles Schwab Corp. (The)	6,350,000

45,100	Chevron Corp.	4,510,000

41,600	Cigna Corp. (a)	8,731,840

39,900	Cisco Systems, Inc.	1,790,313

178,510	Citigroup, Inc.	11,760,239

150,140	Citizens Financial Group, Inc.	6,522,082

86,624	Coca-Cola Co. (The)	4,243,710

88,900	Cognizant Technology Solutions Corp. – Class A (a)	6,532,372

172,400	Comcast Corp. – Class A (a)	9,088,928

6,700	Consolidated Edison, Inc.	439,855

211,000	Corteva, Inc.	9,526,650

437,200	Coty Inc. – Class A *	3,353,324

123,800	CVS Health Corp. (a)	8,434,494

18,400	Discover Financial Services	1,730,888

376,384	Discovery, Inc. – Class C * (a)	16,937,280

269,600	DISH Network Corp. – Class A* (a)	8,495,096

106,900	DR Horton, Inc.	8,217,403

41,700	Dropbox, Inc. – Class A * (a)	940,127

85,000	Edwards Lifesciences Corp. * (a)	7,063,500

102,118	EOG Resources, Inc.	6,592,738

1,288,200	ESC NII Holdings, Inc. * (d)	2,576,400

170,200	Exelon Corp.	6,569,720

72,300	Expedia Group, Inc.	11,640,300

205,800	Exxon Mobil Corp.	11,189,346

27,200	FleetCor Technologies, Inc. * (a)	7,542,832

297,600	FLIR Systems, Inc.	15,891,840

924,400	Ford Motor Co. *	10,815,480

161,200	Fox Corp. – Class A (a)	5,369,572

220,000	Fox Corp. – Class B (a)	7,024,600

193,100	General Motors Co. *	9,911,823

118,400	Gilead Sciences, Inc.	7,269,760

37,600	Goldman Sachs Group, Inc. (The)	12,012,448

38,607	Grubhub, Inc. *	2,473,550

44,000	Hasbro, Inc.	4,123,240

41,372	Hilton Worldwide Holdings, Inc. *	5,116,889

21,400	Honeywell International, Inc.	4,330,290

285,600	HP, Inc.	8,273,832

9,000	Hyatt Hotels Corp. – Class A *	791,550

74,450	iHeartMedia, Inc. – Class A * (a)	1,047,512

Shares	Description	Value ($)

	United States — continued

221,300	IHS Markit Ltd.	19,952,408

122,900	Inphi Corp.*	20,228,111

163,200	Intel Corp.	9,919,296

82,500	International Business Machines Corp. (a)	9,811,725

379,000	Invesco Ltd.	8,497,180

46,600	Jazz Pharmaceuticals Plc *	7,830,664

70,000	Jones Lang LaSalle, Inc. *	12,178,600

703,500	Kinder Morgan, Inc.	10,341,450

160,700	Kohl’s Corp. *	8,878,675

189,800	Kraft Heinz Co. (The)	6,904,924

219,200	Kroger Co. (The)	7,060,432

30,000	Laboratory Corp. of America Holdings * (a)	7,197,300

72,804	Las Vegas Sands Corp.	4,557,530

58,200	Leidos Holdings, Inc. * (a)	5,147,790

98,900	Lennar Corp. – Class A	8,205,733

55,583	Liberty Broadband Corp. – Class C * (a)	8,310,214

192,200	Lincoln National Corp.	10,930,414

48,300	LKQ Corp. *	1,902,537

860,300	Lumen Technologies, Inc.	10,573,087

131,500	Lyft, Inc. – Class A *	7,324,550

108,900	LyondellBasell Industries NV – Class A	11,226,501

85,360	Macquarie Infrastructure Corp.	2,675,182

4,351	Markel Corp. *	4,737,369

29,790	Masonite International Corp. *	3,268,559

311,700	Maxim Integrated Products, Inc.	29,041,089

192,100	MetLife, Inc.	11,064,960

151,570	MGM Growth Properties LLC – Class A (REIT)	5,004,841

326,300	Micron Technology, Inc. *	29,866,239

22,700	Mohawk Industries, Inc. *	3,972,273

208,500	Molson Coors Brewing Co. – Class B *	9,267,825

12,521	Murray Energy Corp. * (d)	137,731

243,200	Occidental Petroleum Corp.	6,471,552

125,600	Oracle Corp. (a)	8,102,456

17,800	PACCAR, Inc.	1,619,622

222,821	PG&E Corp. *	2,341,849

130,100	Phillips 66	10,804,805

333,900	PNM Resources, Inc.	16,030,539

18,400	PPL Corp.	481,896

31,946	PRA Health Sciences, Inc. *	4,709,160

20,400	Principal Financial Group, Inc.	1,154,232

12,200	Progressive Corp. (The)	1,048,590

129,400	Prudential Financial, Inc.	11,221,568

143,300	PulteGroup, Inc.	6,464,263

436,200	Qurate Retail, Inc. – Series A	5,417,604

198,023	Raytheon Technologies Corp.	14,255,676

15,300	Regeneron Pharmaceuticals, Inc. *	6,893,721

20,840	Royal Caribbean Cruises Ltd.	1,943,747

See accompanying notes to the financial statements.	77

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

129,495	Sensata Technologies Holding Plc *	7,418,769

18,296	SkillSoft Corp. * (d)	3,110,320

312,700	Slack Technologies, Inc. – Class A * (a)	12,798,811

165,800	Southeastern Grocers, Inc. * (d)	1,948,150

104,900	SS&C Technologies Holdings, Inc. (a)	6,952,772

281,100	Synchrony Financial	10,872,948

1,507,100	Syncora Holdings Ltd. *	497,343

99,930	Tempur Sealy International, Inc.	3,338,661

12,388	Tenet Healthcare Corp. *	632,036

80,700	Textron, Inc.	4,062,438

1,888,723	The Oneida Group * (e)	3,513,025

446,524	TRU TAJ * (e)	1,823,157

5,869	TRU TAJ Liquidation Unit Trust * (d)	88,035

106,100	Tyson Foods, Inc. – Class A	7,179,787

20,700	United Rentals, Inc. *	6,155,766

117,720	Uniti Group, Inc. (REIT)	1,402,045

72,600	Universal Health Services, Inc. – Class B * (a)	9,098,958

154,008	US Bancorp	7,700,400

129,100	Varian Medical Systems, Inc. * (a)	22,627,357

103,071	Verso Corp. – Class A	1,288,387

68,501	VF Corp.	5,420,484

197,300	ViacomCBS, Inc. – Class B (a)	12,723,877

58,120	Viad Corp.	2,431,741

382,700	Viatris, Inc. *	5,683,095

48,300	VMware, Inc. – Class A * (a)	6,675,543

169,900	Walgreens Boots Alliance, Inc.	8,143,307

451,173	Wells Fargo & Co.	16,318,927

309,700	Western Union Co. (The) (a)	7,191,234

176,500	Western Digital Corp. *	12,095,545

107,060	Westmoreland Mining Holdings LLC * (e)	570,951

4,800	Whirlpool Corp.	912,384

196,100	Willis Towers Watson Plc	43,267,504

186,100	Xilinx, Inc.	24,248,830

	Total United States	1,122,695,826

	Vietnam — 0.0%

906,900	Hoa Phat Group JSC	1,793,925

14,500	Petrovietnam Fertilizer & Chemicals JSC	10,603

31,600	PetroVietnam Gas JSC	122,778

10,700	PetroVietnam Nhon Trach 2 Power JSC	10,426

102,000	PetroVietnam Technical Services Corp	99,560

42,500	Pha Lai Thermal Power JSC	51,114

38,400	Vietnam Dairy Products JSC	174,729

96,500	Vinh Hoan Corp	166,419

	Total Vietnam	2,429,554

	TOTAL COMMON STOCKS (COST $4,465,740,549)	4,807,543,142

Shares	Description	Value ($)
	PREFERRED STOCKS (f) — 1.3%

	Brazil — 0.3%

151,200	Banco Bradesco SA	620,535

123,400	Banco do Estado do Rio Grande do Sul SA – Class B	278,323

545,251	Bradespar SA	6,115,855

8,400	Cia de Transmissao de Energia Eletrica Paulista	35,823

280,300	Cia Paranaense de Energia – Class B	2,929,941

818,200	Itau Unibanco Holding SA Sponsored ADR	3,706,446

	Total Brazil	13,686,923

	Colombia — 0.0%

7,357	Banco Davivienda SA	63,524

1,417,796	Grupo Aval Acciones y Valores SA	461,843

	Total Colombia	525,367

	Germany — 0.2%

144,935	Bayerische Motoren Werke AG	9,815,029

5,664	Draegerwerk AG & Co KGaA	431,877

13,608	Henkel AG & Co KGaA	1,340,157

4,595	Jungheinrich AG	198,575

4,825	Villeroy & Boch AG	87,359

24	Volkswagen AG	5,021

	Total Germany	11,878,018

	Russia — 0.3%

100,856	Bashneft PJSC	1,557,582

79,750	Nizhnekamskneftekhim PJSC	85,033

29,922,200	Surgutneftegas PJSC	15,774,571

107	Transneft PJSC	205,637

	Total Russia	17,622,823

	South Korea — 0.5%

25,988	Hyundai Motor Co Ltd Prf	2,398,218

23,154	Hyundai Motor Co Ltd-2nd Prf	2,096,276

44,272	LG Electronics Inc	2,804,285

277,666	Samsung Electronics Co Ltd	17,959,949

2,704	Samsung Electronics Co Ltd GDR (Registered)	4,421,565

	Total South Korea	29,680,293

	Taiwan — 0.0%

97,864	Chailease Holding Co Ltd *	349,483

216,277	CTBC Financial Holding Co Ltd	495,291

	Total Taiwan	844,774

	United States — 0.0%

11,013	Murray Energy Corp. * (d)	881,040

	TOTAL PREFERRED STOCKS (COST $66,874,703)	75,119,238

78	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares / Par Value†	Description	Value ($)

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%

3,184	Bank of Queensland Ltd, Expires 3/5/21 *	—

	United Kingdom — 0.0%

57,727	Mitchells & Butlers Plc, Expires 03/10/21 *	—

	United States — 0.0%

408,963	Bristol-Myers Squibb Co., Expires 03/31/21 * (d)	306,722

222,285	Contra Clementia Pharma CVR * (d)	300,085

2,616,810	Media General, Inc. CVR * (d)	130,841

	Total United States	737,648

	TOTAL RIGHTS/WARRANTS (COST $1,155,298)	737,648

	INVESTMENT FUNDS — 1.2%

	United States — 1.2%

1,546,000	Altaba, Inc. (d)	22,494,300

9,261	iShares Core MSCI Emerging Markets ETF	599,465

130,000	iShares Core S&P 500 ETF	49,630,100

	Total United States	72,723,865

	TOTAL INVESTMENT FUNDS (COST $70,005,668)	72,723,865

	DEBT OBLIGATIONS — 11.7%

	Brazil — 0.1%

	Corporate Debt — 0.1%

7,170,000	Oi SA, 10.00%, due 07/27/25	7,619,021

	Canada — 0.0%

	Corporate Debt — 0.0%

267,769	Air Canada Pass-Through Trust – Class A, 144A, 3.60%, due 09/15/28	267,435

1,600,000	Tilray, Inc., 5.00%, due 10/01/23	1,438,908

	Total Canada	1,706,343

	Israel — 0.1%

	Corporate Debt — 0.1%

5,496,000	Teva Pharmaceutical Finance Co. LLC, 6.15%, due 02/01/36	6,004,380

	Jamaica — 0.2%

	Bank Loans — 0.1%

6,744,467	Digicel International Finance Ltd, 2017 Term Loan B, Variable Rate, 3 mo. LIBOR plus 3.25%, 3.51%, due 05/28/24 (d)	6,415,674

	Par Value†	Description	Value ($)

		Jamaica — continued
		Corporate Debt — 0.1%

	2,315,278	Digicel Group 0.5 Ltd., 10.00%, due 04/01/24	2,278,113

		Total Jamaica	8,693,787

		Netherlands — 0.0%

		Corporate Debt — 0.0%

EUR	673,757	Evander Gold Mines Ltd, 10.00%, due 04/19/26 (d)	304,846

		Puerto Rico — 0.1%

		Municipal Obligations — 0.1%

	6,320,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien) – Class B, 5.35%, due 07/01/27	6,320,000

		United States — 11.2%

		Asset-Backed Securities — 0.3%

	5,853,375	Alaska Airlines Pass-Through Trust – Class B, 144A, 8.00%, due 02/15/27	6,553,752

	250,060	Atlas Senior Loan Fund XI Ltd., Series 18-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 07/26/31	250,041

	19,123	Avery Point IV CLO Ltd., Series 14-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 1.32%, due 04/25/26	19,128

	693,909	Bayview Commercial Asset Trust, Series 07-5A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.13%, due 10/25/37	692,850

	256,706	Canyon Capital CLO Ltd., Series 16-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 0.94%, due 07/15/31	256,705

	7,063,382	Crest G-Star LP, Series 01-1A, Class D, 144A, 9.00%, due 11/28/35 (g)	7

	143,934	Galaxy XXVII CLO Ltd., Series 18-27A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.79%, due 05/16/31	143,583

	4,234,500	JetBlue Pass-Through Trust – Class B, Series 20-1, Class B, 7.75%, due 05/15/30	4,848,432

	155,587	LCM XVIII LP, Series 18A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.82%, due 04/20/31	155,348

	847,797	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-2A, Class 1A3, 144A, Variable Rate, 1 mo. LIBOR + 0.27%, 0.40%, due 06/25/37	842,565

	274,160	Madison Park Funding XIII Ltd., Series 14-13A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 0.82%, due 04/19/30	273,784

See accompanying notes to the financial statements.	79

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	United States — continued

	Asset-Backed Securities — continued

400,000	Morgan Stanley Capital I Trust, Series 14-CPT, Class B, 144A, Variable Rate, 3.45%, due 07/13/29	401,218

550,000	Morgan Stanley Capital I Trust, Series 14-MP, Class A, 144A, 3.47%, due 08/11/33	553,093

635,733	Telos CLO Ltd., Series 14-5A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 04/17/28	635,669

467,840	Telos CLO Ltd., Series 13-4A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 0.97%, due 01/17/30	465,788

87,025	Velocity Commercial Capital Loan Trust, Series 17-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 1.38%, due 05/25/47	86,907

30,568	Velocity Commercial Capital Loan Trust, Series 17-1, Class AFX, 144A, Variable Rate, 3.00%, due 05/25/47	30,578

	Total Asset-Backed Securities	16,209,448

	Bank Loans — 0.6%

3,386,923	American Consolidated Natural Resources, Inc., 2020 Exit Term Loan, PIK, 1 mo. LIBOR plus 13.00%, 3.00%, due 09/16/25 (d)	3,302,250

1,930,859	Envision Healthcare Corp., 2018 1st Lien Term Loan, Variable Rate, 3.75%, due 10/10/25 (d)	1,660,538

3,130,223	Owens & Minor Distribution, Inc., Term Loan B, Variable Rate, 3 mo. LIBOR plus 4.50%, 4.62%, due 04/30/25 (d)	3,140,646

4,806,268	Quorum Health Corporation, 2020 Term Loan, 3 mo. LIBOR plus 8.25%, 9.25%, due 04/29/25 (d)	4,890,378

12,297,635	SeaWorld Parks & Entertainment, Inc., Term Loan B5, Variable Rate, 3 mo. LIBOR plus 3.00%, 3.75%, due 03/31/24 (d)	12,092,633

521,009	SkillSoft Corp., 2020 DIP Term Loan, 3 mo. LIBOR plus 7.50%, 8.50%, due 12/27/24 (d)	532,299

1,953,492	SkillSoft Corp., 2020 Take Back 2nd Out Term Loan, 3 mo. LIBOR plus 7.50%, 8.50%, due 04/27/25(d)	1,946,167

2,880,000	West Corporation, 2017 Term Loan, 5.00%, due 10/10/24 (d)	2,838,615

10,553,379	Westmoreland Coal Co., PIK Term Loan, Variable Rate, 3 mo. LIBOR plus 12.50%, 15.00%, due 03/15/29 (d)	4,221,352

	Total Bank Loans	34,624,878

Par Value†	Description	Value ($)

	United States — continued

	Corporate Debt — 2.4%

2,147,000	Ahern Rentals, Inc., 144A, 7.38%, due 05/15/23	1,803,480

1,582,119	American Airlines Pass-Through Trust – Class B, 4.38%, due 04/01/24	1,449,107

2,296,373	American Airlines Pass-Through Trust – Class B, 4.40%, due 03/22/25	2,108,099

1,793,243	American Airlines Pass-Through Trust – Class B, 5.25%, due 07/15/25	1,604,502

2,230,400	American Airlines Pass-Through Trust – Class B, 144A, 4.38%, due 12/15/25	2,058,779

2,287,190	American Airlines Pass-Through Trust – Class B, 4.95%, due 08/15/26	2,043,508

4,423,628	American Airlines Pass-Through Trust – Class B, 3.70%, due 04/15/27	4,030,741

3,290,803	American Airlines Pass-Through Trust – Class B, 3.75%, due 04/15/27	2,995,755

2,429,111	American Airlines Pass-Through Trust – Class B, 3.85%, due 08/15/29	2,202,775

2,065,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.38%, due 09/15/24	2,080,488

1,140,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.75%, due 01/15/28	1,149,263

944,000	Boeing Co. (The), 5.81%, due 05/01/50	1,217,713

5,927,000	Boeing Co. (The), 5.93%, due 05/01/60	7,776,568

2,280,000	Bruce Mansfield, 8.88%, due 08/01/23 (g)	57,228

8,970,000	Carnival Corp, 144A, 7.63%, due 03/01/26	9,429,712

4,280,000	Carnival Corp, 144A, 5.75%, due 03/01/27	4,344,842

3,579,000	Carnival Corp, 6.65%, due 01/15/28	3,775,845

6,700,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 144A, 6.50%, due 10/01/28	7,085,250

1,340,000	CHS/Community Health Systems, Inc., 144A, 6.88%, due 04/01/28	1,189,250

768,000	Cumulus Media New Holdings, Inc., 144A, 6.75%, due 07/01/26	784,320

7,150,000	Dave & Buster’s, Inc., 144A, 7.63%, due 11/01/25	7,579,000

1,610,000	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A, 9.50%, due 07/31/27	1,813,263

2,010,000	EnLink Midstream Partners LP, 5.60%, due 04/01/44	1,703,475

1,818,000	EnLink Midstream Partners LP, 5.05%, due 04/01/45	1,445,310

1,340,000	Envision Healthcare Corp., 144A, 8.75%, due 10/15/26	958,100

290,000	Ferrellgas LP / Ferrellgas Finance Corp., 144A, 10.00%, due 04/15/25	321,900

1,340,000	Ford Motor Credit Co. LLC, 5.58%, due 03/18/24	1,445,525

80	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	United States — continued

	Corporate Debt — continued

1,780,000	Ford Motor Credit Co. LLC, 4.39%, due 01/08/26	1,879,555

290,000	Ford Motor Credit Co. LLC, 4.27%, due 01/09/27	306,675

8,040,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	8,803,800

1,140,000	Frontier Communications Corp., 10.50%, due 09/15/22 (g)	646,950

1,791,000	Frontier Communications Corp., 7.13%, due 01/15/23 (g)	953,708

1,894,000	Frontier Communications Corp., 11.00%, due 09/15/25 (g)	1,079,580

860,000	Goldman Sachs Group, Inc. (The), Variable Rate, 5 year CMT + 3.22%, 4.95%, due 12/31/99	914,825

4,040,000	Guitar Center, Inc., 144A, 8.50%, due 01/15/26	4,249,595

1,400,000	Gulfport Energy Corp., 6.38%, due 01/15/26 (g)	1,282,750

2,378,000	Hawaiian Airlines Pass-Through Certificates – Class A, 144A, 7.38%, due 09/15/27	2,680,803

2,400,000	Hyatt Hotels Corp., 5.75%, due 04/23/30	2,854,470

2,534,100	JPMorgan Chase & Co., Variable Rate, SOFR + 2.75%, 4.00%, due 12/31/99	2,520,162

4,673,000	Marriott Ownership Resorts, Inc., 4.75%, due 01/15/28	4,706,833

14,661,000	Murray Energy Corp., 144A, 11.25%, due 04/15/21 (g)	147

1,454,000	Owens & Minor, Inc., 4.38%, due 12/15/24	1,483,080

6,996,000	Royal Caribbean Cruises Ltd, 7.50%, due 10/15/27	7,927,342

6,020,000	Royal Caribbean Cruises Ltd, 3.70%, due 03/15/28	5,703,950

2,967,000	SeaWorld Parks & Entertainment, Inc., 144A, 8.75%, due 05/01/25	3,204,360

1,380,000	SEG Holding LLC / SEG Finance Corp., 144A, 5.63%, due 10/15/28	1,462,800

213,348	Spirit Airlines Pass Through Trust, 4.10%, due 10/01/29	215,149

4,597,925	Spirit Airlines Pass Through Trust, 3.65%, due 08/15/31	4,507,607

1,070,000	Triumph Group, Inc., 5.25%, due 06/01/22	1,061,975

1,620,000	Triumph Group, Inc., 144A, 6.25%, due 09/15/24	1,628,100

1,300,000	Uber Technologies, Inc., 144A, 8.00%, due 11/01/26	1,404,455

7,689,600	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 144A, REIT, 6.50%, due 02/15/29	7,747,272

2,180,000	Wyndham Destinations, Inc., 144A, 6.63%, due 07/31/26	2,460,784

	Total Corporate Debt	146,140,525

	Par Value† / Shares	Description	Value ($)

		United States — continued
		U.S. Government — 7.9%

	29,000,000	U.S. Treasury Note, 1.13%, due 02/28/22	29,300,195

	105,000,000	U.S. Treasury Note, 0.13%, due 09/30/22 (a)	105,008,203

	91,000,000	U.S. Treasury Note, 0.13%, due 10/31/22 (a)	91,000,000

	245,000,000	U.S. Treasury Note, 0.13%, due 11/30/22 (a)	245,000,000

		Total U.S. Government	470,308,398

		Total United States	667,283,249

		TOTAL DEBT OBLIGATIONS (COST $703,164,880)	697,931,626

		MUTUAL FUNDS — 0.6%

		United States — 0.6%

		Affiliated Issuers — 0.6%

	6,998,556	GMO U.S. Treasury Fund (h)	35,272,723

		TOTAL MUTUAL FUNDS (COST $35,272,723)	35,272,723

		SHORT-TERM INVESTMENTS — 4.2%

		Foreign Government Obligations — 1.5%

JPY	2,400,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/15/21	22,515,991

JPY	5,500,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/17/21	51,608,708

JPY	1,700,000,000	Japan Treasury Discount Bill, Zero Coupon, due 05/25/21	15,952,190

		Total Foreign Government Obligations	90,076,889

		Money Market Funds — 1.0%

	57,663,781	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (i)	57,663,781

	290,832	State Street U.S. Treasury Liquidity Fund – Class D Shares, 0.01% (j)	290,832

		Total Money Market Funds	57,954,613

		U.S. Government — 1.7%

	47,450,000	U.S. Treasury Bill, 0.04%, due 07/15/21 (k)	47,441,933

	45,900,000	U.S. Treasury Bill, 0.05%, due 09/09/21 (j) (k)	45,886,842

	10,000,000	U.S. Treasury Note, 1.75%, due 07/31/21 (a) (j)	10,070,703

		Total U.S. Government	103,399,478

		TOTAL SHORT-TERM INVESTMENTS (COST $252,654,768)	251,430,980

		TOTAL INVESTMENTS — 99.5% (Cost $5,594,868,589)	5,940,759,222

See accompanying notes to the financial statements.	81

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	SECURITIES SOLD SHORT — (23.9)%

	Common Stocks — (23.8)%

	Australia — (0.7)%

(91,070)	Afterpay Ltd *	(8,318,712)

(1,258,101)	APA Group	(9,030,724)

(57,756)	ASX Ltd	(3,007,586)

(21,546)	Cochlear Ltd	(3,515,392)

(22,967)	Ramsay Health Care Ltd	(1,168,791)

(1,521,906)	Sydney Airport *	(6,899,183)

(285,285)	TPG Telecom Ltd *	(1,509,252)

(926,742)	Transurban Group	(9,184,215)

	Total Australia	(42,633,855)

	Austria — (0.1)%

(99,377)	Verbund AG	(7,554,402)

	Canada — (0.1)%

(477,100)	AltaGas Ltd	(7,231,855)

	Denmark — (0.0)%

(22,619)	Ambu A/S – Class B	(1,042,372)

	France — (1.1)%

(174,678)	Edenred	(9,680,982)

(595,369)	Getlink SE *	(9,756,724)

(9,711)	Hermes International	(10,818,433)

(16,452)	Sartorius Stedim Biotech	(7,193,573)

(71,391)	Ubisoft Entertainment SA *	(5,820,599)

(308,021)	Vivendi SE	(10,661,286)

(82,904)	Wendel SE	(9,458,004)

	Total France	(63,389,601)

	Germany — (1.1)%

(61,203)	Delivery Hero SE *	(7,820,492)

(91,415)	Puma SE *	(9,734,220)

(85,671)	QIAGEN NV *	(4,233,653)

(228,277)	RWE AG	(8,621,979)

(89,290)	Scout24 AG	(6,735,085)

(3,513,953)	Telefonica Deutschland Holding AG	(9,409,508)

(284,601)	Uniper SE	(9,947,564)

(87,841)	Zalando SE *	(9,030,681)

	Total Germany	(65,533,182)

	Ireland — (0.0)%

(13,109)	ICON Plc *	(2,368,534)

	Israel — (0.1)%

(16,600)	Wix.com Ltd *	(5,786,262)

	Italy — (0.4)%

(22,610)	Amplifon SPA *	(899,364)

Shares	Description	Value ($)

	Common Stocks — continued

	Italy — continued

(46,801)	Atlantia SPA *	(876,196)

(45,137)	Ferrari NV	(8,783,895)

(625,857)	FinecoBank Banca Fineco SPA *	(10,977,000)

(143,062)	Infrastrutture Wireless Italiane SPA	(1,489,359)

	Total Italy	(23,025,814)

	Japan — (2.7)%

(395,800)	Acom Co Ltd	(1,773,625)

(252,400)	Asahi Intecc Co Ltd	(7,248,417)

(1,918,900)	ENEOS Holdings Inc	(8,485,349)

(6,200)	Fast Retailing Co Ltd	(6,147,163)

(68,600)	GMO Payment Gateway Inc	(9,079,541)

(200,100)	Hitachi Metals Ltd	(3,187,919)

(8,200)	Ibiden Co Ltd	(334,985)

(309,200)	Idemitsu Kosan Co Ltd	(8,132,963)

(554,400)	Isetan Mitsukoshi Holdings Ltd	(4,078,170)

(134,700)	Japan Airport Terminal Co Ltd	(6,520,487)

(141,500)	Japan Exchange Group Inc	(3,055,921)

(1,640)	Japan Real Estate Investment Corp	(10,024,245)

(520,900)	JGC Holding Corp	(6,763,542)

(512,600)	Keikyu Corp	(8,153,918)

(8,500)	Keio Corp	(637,734)

(32,200)	Kintetsu Group Holdings Co Ltd	(1,354,583)

(426,900)	Kyushu Electric Power Co Inc	(3,668,128)

(22,500)	Lasertec Corp	(2,754,881)

(286,400)	LIXIL Corp	(8,075,943)

(110,300)	M3 Inc	(8,766,410)

(7,500)	McDonald’s Holdings Co Japan Ltd	(372,656)

(32,900)	Mercari Inc *	(1,582,936)

(45,500)	Mitsubishi Materials Corp	(1,077,915)

(171,400)	MonotaRO Co Ltd	(9,854,109)

(9,000)	Nidec Corp	(1,147,635)

(119,200)	Nihon M&A Center Inc	(6,505,369)

(84,000)	Nippon Paint Holdings Co Ltd	(6,256,590)

(341,700)	Nippon Yusen KK	(9,883,560)

(8,200)	Nissin Foods Holdings Co Ltd	(619,651)

(183,100)	Odakyu Electric Railway Co Ltd	(5,381,438)

(43,600)	ORIENTAL LAND CO LTD	(7,341,507)

(50,800)	Yaskawa Electric Corp	(2,555,885)

	Total Japan	(160,823,175)

	Netherlands — (0.4)%

(4,759)	Adyen NV *	(11,104,576)

(104,721)	Just Eat Takeaway.com NV *	(10,076,955)

	Total Netherlands	(21,181,531)

	New Zealand — (0.1)%

(43,497)	Xero Ltd *	(3,980,808)

82	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	Norway — (0.0)%

(24,324)	Schibsted ASA – B Shares *	(834,106)

	Peru — (0.2)%

(128,800)	Southern Copper Corp	(9,187,304)

	Russia — (0.0)%

(69,362)	Magnit PJSC Sponsored GDR (Registered)	(944,186)

	Singapore — (0.2)%

(1,368,200)	Singapore Exchange Ltd	(10,186,566)

	Spain — (0.6)%

(158,272)	Cellnex Telecom SA	(8,611,537)

(343,022)	Endesa SA	(8,476,181)

(360,432)	Ferrovial SA	(8,945,142)

(231,580)	Siemens Gamesa Renewable Energy SA	(8,590,094)

	Total Spain	(34,622,954)

	Sweden — (0.2)%

(89,673)	Evolution Gaming Group AB	(11,181,742)

	Switzerland — (0.5)%

(10)	Chocoladefabriken Lindt & Spruengli AG (Registered)	(883,824)

(5,800)	Partners Group Holding AG	(6,944,158)

(8,504)	Straumann Holding AG (Registered)	(10,269,965)

(109,499)	Swiss Re AG	(10,287,215)

	Total Switzerland	(28,385,162)

	United Kingdom — (1.9)%

(137,231)	Admiral Group Plc	(5,938,569)

(241,841)	Antofagasta Plc	(6,035,840)

(189,914)	AstraZeneca Plc Sponsored ADR	(9,188,039)

(1,249,686)	Auto Trader Group Plc *	(9,608,294)

(2,970,732)	ConvaTec Group Plc	(7,798,281)

(519,726)	Entain Plc *	(10,281,815)

(92,615)	Experian Plc	(2,939,954)

(98,345)	Halma Plc	(3,113,326)

(457,525)	Hargreaves Lansdown Plc	(9,672,837)

(1,333,125)	Informa Plc *	(10,227,187)

(217,263)	Land Securities Group Plc (REIT)	(2,014,822)

(84,735)	London Stock Exchange Group Plc	(11,386,577)

(177,932)	Melrose Industries Plc *	(413,508)

(264,875)	Ocado Group Plc *	(8,137,863)

(129,684)	Prudential Plc	(2,583,341)

(336,152)	Royal Dutch Shell Plc – Class A Sponsored ADR	(13,792,317)

(16,935)	Spirax-Sarco Engineering Plc	(2,538,029)

	Total United Kingdom	(115,670,599)

Shares	Description	Value ($)

	Common Stocks — continued

	United States — (13.4)%

(408,727)	Advanced Micro Devices, Inc. *	(34,541,519)

(221,100)	AES Corp. (The)	(5,872,416)

(3,200)	Align Technology, Inc. *	(1,814,752)

(41,900)	American Tower Corp. (REIT)	(9,055,847)

(196,302)	Analog Devices, Inc.	(30,587,778)

(211,713)	Aon Plc – Class A	(48,209,167)

(53,600)	Aramark	(1,989,632)

(57,800)	Arthur J Gallagher & Co.	(6,924,440)

(32,400)	Autodesk, Inc. *	(8,942,400)

(46,000)	Avalara, Inc. *	(7,219,240)

(38,400)	Ball Corp.	(3,278,976)

(36,100)	Burlington Stores, Inc. *	(9,343,402)

(24,500)	Carvana Co. *	(6,945,750)

(29,800)	Catalent, Inc. *	(3,388,558)

(11,500)	Ceridian HCM Holding, Inc. *	(1,031,090)

(13,757)	Charter Communications, Inc. – Class A *	(8,438,819)

(156,600)	Cheniere Energy, Inc. *	(10,553,274)

(6,900)	Chipotle Mexican Grill, Inc. *	(9,949,800)

(84,400)	Cognex Corp.	(6,970,596)

(3,200)	CoStar Group, Inc. *	(2,636,032)

(26,200)	Coupa Software, Inc. *	(9,072,012)

(47,600)	Crowdstrike Holdings, Inc. – Class A *	(10,281,600)

(44,400)	Crown Castle International Corp. (REIT)	(6,915,300)

(78,500)	Datadog, Inc. – Class A *	(7,489,685)

(25,700)	DexCom, Inc. *	(10,222,946)

(49,100)	Digital Realty Trust, Inc. (REIT)	(6,615,243)

(340,318)	Discovery, Inc. – Class A*	(18,047,064)

(44,000)	DocuSign, Inc. *	(9,973,040)

(34,700)	Enphase Energy, Inc. *	(6,109,282)

(40,900)	Equifax, Inc.	(6,620,892)

(12,500)	Equinix, Inc. (REIT)	(8,104,250)

(155,500)	Equity LifeStyle Properties, Inc. (REIT)	(9,586,575)

(4,700)	Erie Indemnity Co. – Class A	(1,137,870)

(73,400)	Exact Sciences Corp. *	(9,991,208)

(15,700)	Extra Space Storage, Inc. (REIT)	(1,973,490)

(27,900)	Fastenal Co.	(1,293,723)

(79,300)	Guidewire Software, Inc. *	(8,801,507)

(18,600)	HubSpot, Inc. *	(9,579,000)

(13,900)	IDEXX Laboratories, Inc. *	(7,230,363)

(94,500)	Ingersoll Rand, Inc. *	(4,379,130)

(37,500)	Insulet Corp. *	(9,716,250)

(48,800)	IQVIA Holdings, Inc. *	(9,408,152)

(47,000)	Iron Mountain, Inc. (REIT)	(1,635,130)

(4,754)	Jazz Pharmaceuticals Plc *	(798,862)

(121,100)	Lamb Weston Holdings, Inc.	(9,660,147)

(28,200)	Liberty Broadband Corp. – Class A *	(4,099,152)

(38,500)	Liberty Broadband Corp. – Class C *	(5,756,135)

See accompanying notes to the financial statements.	83

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(228,200)	Liberty Media Corp-Liberty Formula One – Class C *	(10,017,980)

(20,500)	Linde Plc	(5,007,535)

(142,000)	Live Nation Entertainment, Inc. *	(12,618,120)

(6,500)	Lululemon Athletica, Inc. *	(2,025,920)

(17,400)	MarketAxess Holdings, Inc.	(9,673,356)

(285,498)	Marvell Technology Group Ltd.	(13,783,843)

(26,000)	MongoDB, Inc. *	(10,034,180)

(10,400)	Monolithic Power Systems, Inc.	(3,895,008)

(24,400)	MSCI, Inc.	(10,114,288)

(5,400)	Neurocrine Biosciences, Inc. *	(591,354)

(57,100)	NIKE Inc. – Class B	(7,695,938)

(50,000)	Novocure Ltd. *	(7,455,000)

(151,300)	Nuance Communications, Inc. *	(6,747,980)

(37,600)	Okta, Inc. *	(9,830,520)

(20,200)	Paycom Software, Inc. *	(7,559,648)

(3,000)	Peloton Interactive, Inc. – Class A *	(361,410)

(52,300)	Pinterest, Inc. – Class A *	(4,214,334)

(29,900)	Public Storage (REIT)	(6,994,806)

(26,200)	RingCentral, Inc. – Class A *	(9,907,792)

(12,000)	Rockwell Automation, Inc.	(2,919,360)

(24,600)	Roku, Inc. *	(9,728,808)

(183,150)	Rollins, Inc.	(6,075,086)

(62,807)	S&P Global, Inc.	(20,686,114)

(24,268)	salesforce.com, Inc. *	(5,254,022)

(26,800)	SBA Communications Corp. (REIT)	(6,837,484)

(9,400)	Seagen, Inc. *	(1,420,434)

(18,600)	ServiceNow, Inc. *	(9,922,356)

(32,700)	Simon Property Group, Inc. (REIT)	(3,692,484)

(177,100)	Snap, Inc. – Class A *	(11,628,386)

(169,600)	Southwestern Energy Co. *	(686,880)

(46,300)	Splunk, Inc. *	(6,621,363)

(39,600)	Square, Inc. – Class A *	(9,109,188)

(74,500)	Starbucks Corp.	(8,048,235)

(41,596)	STERIS Plc	(7,270,981)

(20,900)	Sun Communities, Inc. (REIT)	(3,175,755)

(72,800)	Sunrun, Inc. *	(4,555,824)

(332,500)	Targa Resources Corp.	(10,284,225)

(38,600)	Teladoc Health, Inc. *	(8,534,074)

(21,411)	Teledyne Technologies, Inc. *	(7,943,481)

(13,700)	Tesla, Inc. *	(9,254,350)

(26,900)	Twilio, Inc. – Class A *	(10,568,472)

(249,400)	UDR, Inc. (REIT)	(10,267,798)

(28,200)	Vail Resorts, Inc.	(8,718,876)

(18,600)	Wayfair, Inc. – Class A *	(5,375,028)

(10,400)	West Pharmaceutical Services, Inc.	(2,918,760)

(10,200)	Weyerhaeuser Co. (REIT)	(345,474)

(342,400)	Williams Cos, Inc. (The)	(7,820,416)

(92,400)	Wynn Resorts Ltd. *	(12,171,852)

Shares / Par Value†	Description	Value ($)

	Common Stocks — continued

	United States — continued

(3,500)	XPO Logistics, Inc. *	(408,100)

(50,400)	Zendesk, Inc. *	(7,365,456)

(72,949)	Zillow Group, Inc. – Class C *	(11,768,862)

(6,200)	Zoetis, Inc.	(962,488)

(18,600)	Zoom Video Communications, Inc. – Class A *	(6,949,146)

(48,900)	Zscaler, Inc. *	(10,025,967)

	Total United States	(800,036,093)

	TOTAL COMMON STOCKS (PROCEEDS $1,288,050,696)	(1,415,600,103)

	PREFERRED STOCKS (f) — (0.1)%

	Germany — (0.1)%

(19,034)	Sartorius AG	(9,776,317)

	TOTAL PREFERRED STOCKS (PROCEEDS $8,330,106)	(9,776,317)

	DEBT OBLIGATIONS — 0.0%

	Corporate Debt — 0.0%

(2,880,000)	Intrado Corp., 144A, 8.50%, due 10/15/25	(2,866,765)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $2,873,965)	(2,866,765)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,299,254,767)	(1,428,243,185)

	Other Assets and Liabilities (net) — 24.4%	1,457,851,184

	TOTAL NET ASSETS — 100.0%	$5,970,367,221

84	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
03/19/2021	MSCI	AUD	64,805,600	USD	50,205,935	337,902
03/31/2021	BOA	AUD	11,206,608	USD	8,876,329	252,391
03/31/2021	SSB	AUD	64,586	USD	50,197	496
04/16/2021	GS	AUD	2,007,174	USD	1,557,854	13,177
04/16/2021	MSCI	AUD	2,550,556	USD	2,005,780	42,928
04/16/2021	UBSA	AUD	45,325,109	USD	35,077,827	196,607
05/10/2021	MSCI	AUD	151,750,050	USD	115,661,612	(1,127,417)
04/05/2021	GS	BRL	8,536,266	USD	1,580,000	58,587
04/05/2021	JPM	BRL	43,465,804	USD	8,064,456	317,576
04/05/2021	MSCI	BRL	11,229,088	USD	2,080,000	78,648
05/03/2021	BCLY	CAD	17,243,174	USD	13,550,000	(628)
05/03/2021	JPM	CAD	12,288,097	USD	9,698,074	41,416
04/13/2021	JPM	CHF	7,715,192	USD	8,600,000	108,507
04/13/2021	MSCI	CHF	138,452,349	USD	155,872,680	3,489,270
05/24/2021	JPM	CLP	1,479,975,000	USD	2,100,000	53,385
05/24/2021	MSCI	CLP	824,453,000	USD	1,164,103	23,991
03/15/2021	DB	EUR	2,063,475	USD	2,499,663	9,242
03/15/2021	JPM	EUR	6,823,858	USD	8,234,364	(1,393)
03/19/2021	BOA	EUR	139,598,662	USD	168,208,780	(290,063)
03/19/2021	MSCI	EUR	138,366,300	USD	166,756,021	(255,332)
03/31/2021	BCLY	EUR	6,900,000	USD	8,368,013	37,127
03/19/2021	MSCI	GBP	65,740,887	USD	91,059,083	(540,093)
03/19/2021	SSB	GBP	459,574	USD	648,291	7,950
04/13/2021	BCLY	GBP	7,590,000	USD	10,492,515	(84,416)
04/13/2021	JPM	GBP	22,800,000	USD	31,069,830	(702,770)
03/19/2021	JPM	HKD	232,712,400	USD	30,018,424	14,963
04/13/2021	BCLY	HUF	3,614,420,958	USD	12,160,506	136,526
04/13/2021	JPM	HUF	905,259,803	USD	3,040,000	28,501
04/30/2021	GS	ILS	6,539,005	USD	2,010,000	32,504
04/19/2021	JPM	INR	127,867,250	USD	1,750,000	32,543
03/09/2021	BCLY	JPY	753,900,000	USD	7,180,000	107,004
03/09/2021	JPM	JPY	935,438,647	USD	8,880,000	103,831
03/15/2021	SSB	JPY	2,400,000,000	USD	23,087,601	569,368
03/19/2021	DB	JPY	5,975,681,200	USD	56,337,152	266,868
03/19/2021	SSB	JPY	12,849,142,400	USD	121,085,040	520,531
05/17/2021	SSB	JPY	5,500,000,000	USD	52,205,175	563,446
05/25/2021	SSB	JPY	1,700,000,000	USD	16,095,251	131,934
04/21/2021	DB	MXN	32,946,946	USD	1,660,000	93,475
04/19/2021	JPM	NOK	101,819,485	USD	11,980,000	237,667
04/16/2021	UBSA	NZD	7,752,858	USD	5,594,962	(6,722)
05/05/2021	JPM	NZD	11,600,000	USD	8,460,383	79,444
05/05/2021	MSCI	NZD	61,665,000	USD	44,430,866	(121,776)
04/21/2021	JPM	PHP	329,699,325	USD	6,847,707	146,092
05/28/2021	BCLY	RON	34,021,374	USD	8,433,469	47,588
05/05/2021	JPM	SEK	39,694,167	USD	4,800,000	95,854
04/15/2021	MSCI	SGD	9,419,299	USD	7,110,246	47,075
04/16/2021	BOA	THB	62,874,947	USD	2,087,211	1,089
05/03/2021	BCLY	TWD	9,987,024	USD	360,634	(241)
05/03/2021	JPM	TWD	36,755,880	USD	1,330,000	1,850
05/10/2021	JPM	USD	6,611,376	AUD	8,370,000	(169,703)
04/05/2021	JPM	USD	1,760,000	BRL	9,502,346	(66,404)
03/31/2021	MSCI	USD	9,771,866	CAD	12,538,441	81,578
05/03/2021	BCLY	USD	11,550,000	CAD	14,569,944	(100,142)
05/03/2021	MSCI	USD	132,208,387	CAD	169,674,657	1,131,226

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/13/2021	JPM	USD	5,840,000	CHF	5,254,917	(56,334)
04/13/2021	MSCI	USD	8,920,000	CHF	7,916,411	(207,041)
04/30/2021	MSCI	USD	5,867,152	COP	21,033,619,600	(111,283)
05/17/2021	MSCI	USD	5,160,262	CZK	109,712,326	(101,362)
03/15/2021	DB	USD	6,985,406	EUR	5,745,513	(51,111)
03/15/2021	SSB	USD	64,208,914	EUR	52,572,729	(758,560)
03/31/2021	MSCI	USD	107,294,681	EUR	88,401,000	(561,541)
04/16/2021	UBSA	USD	47,640,357	EUR	39,246,607	(238,067)
05/17/2021	BCLY	USD	47,359,143	EUR	39,000,000	(223,386)
04/13/2021	MSCI	USD	48,372,750	GBP	35,882,700	1,631,050
04/13/2021	CITI	USD	1,860,000	HUF	547,303,698	(39,302)
05/11/2021	JPM	USD	1,520,000	IDR	21,585,520,000	(36,190)
05/11/2021	MSCI	USD	6,646,655	IDR	93,784,301,400	(199,831)
04/19/2021	CITI	USD	1,820,000	INR	134,495,088	(13,521)
04/19/2021	JPM	USD	8,070,362	INR	597,439,809	(45,811)
03/09/2021	MSCI	USD	118,161,922	JPY	12,456,180,843	(1,299,589)
04/12/2021	BOA	USD	51,178,888	JPY	5,396,255,932	(530,643)
05/10/2021	BCLY	USD	1,626,727	JPY	169,861,610	(31,943)
05/10/2021	JPM	USD	4,502,317	JPY	475,558,049	(37,434)
05/10/2021	MSCI	USD	47,443,462	JPY	5,000,000,000	(499,852)
05/10/2021	UBSA	USD	10,195,452	JPY	1,079,141,085	(63,696)
04/19/2021	MSCI	USD	3,282,776	KRW	3,627,040,910	(64,176)
04/21/2021	JPM	USD	9,002,635	MXN	178,913,874	(495,838)
04/19/2021	BCLY	USD	7,450,000	NOK	63,526,895	(123,760)
04/19/2021	JPM	USD	4,469,644	NOK	38,292,590	(53,551)
05/05/2021	BOA	USD	2,300,319	NZD	3,201,074	12,440
05/05/2021	JPM	USD	42,083,386	NZD	58,463,926	156,497
05/24/2021	MSCI	USD	3,638,851	PEN	13,290,175	3,795
05/17/2021	CITI	USD	8,120,360	PLN	30,099,740	(83,459)
05/12/2021	MSCI	USD	11,043,647	RUB	821,067,551	(136,574)
05/05/2021	BCLY	USD	68,736,192	SEK	577,823,928	(258,415)
05/05/2021	JPM	USD	33,110,000	SEK	277,472,860	(226,757)
04/15/2021	DB	USD	2,720,000	SGD	3,596,311	(23,265)
04/15/2021	GS	USD	3,530,000	SGD	4,680,504	(20,269)
04/16/2021	MSCI	USD	2,093,459	THB	62,874,947	(7,337)
05/17/2021	BCLY	USD	9,229,249	TRY	67,564,562	(438,777)
04/30/2021	MSCI	USD	12,960,780	ZAR	200,107,969	167,248

						$1,005,412

See accompanying notes to the financial statements.	85

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
493	Australian Government Bond 10 Yr.	March 2021	51,996,302	(2,934,155)
395	CAC40 10 Euro	March 2021	27,189,150	(304,604)
278	Canadian Government Bond 10 Yr.	June 2021	30,534,999	(563,909)
5	DAX Index	March 2021	2,078,761	(18,374)
209	Gold 100 OZ (j)	April 2021	36,131,920	(2,750,777)
180	Hang Seng Index	March 2021	33,702,203	(1,677,782)
2,465	Mini MSCI Emerging Markets	March 2021	164,920,825	7,681,411
266	MSCI Singapore	March 2021	6,706,365	101,099
9	S&P/TSX 60	March 2021	1,515,983	46,674
72	TOPIX Index	March 2021	12,747,073	(274,126)
404	U.S. Treasury Note 10 Yr. (CBT)	June 2021	53,618,375	(570,425)
49	WTI Crude (j)	March 2021	3,013,500	164,881

			$424,155,456	$(1,100,087)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
713	Corn (j)	May 2021	19,518,375	(9,545)
311	E-mini Russell 2000 Index	March 2021	34,197,560	(2,402,651)
272	Euro Bund	March 2021	56,906,718	967,278
7,575	Euro STOXX 50	March 2021	332,219,522	(11,626,631)
948	FTSE 100 Index	March 2021	85,514,875	267,581
91	FTSE Taiwan Index	March 2021	5,045,359	153,755
243	FTSE/JSE TOP 40	March 2021	9,694,655	(866,473)
170	Hang Seng Index	March 2021	31,829,858	1,193,242
2,949	S&P 500 E-Mini	March 2021	561,666,540	(15,017,800)
162	SGX Nifty 50	March 2021	4,712,328	52,803
5	Silver (j)	May 2021	661,000	29,270
276	Soybean (j)	May 2021	19,378,650	(359,371)
427	SPI 200	March 2021	54,506,370	(500,741)
977	TOPIX Index	March 2021	172,970,697	(10,992,139)
27	U.S. Ultra Bond (CBT)	June 2021	5,104,844	(47,671)

			$1,393,927,351	$(39,159,093)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Reverse Repurchase Agreements

Average balance outstanding	$(7,449,132)
Average interest rate (net)	(0.21)%
Maximum balance outstanding	$(91,591,373)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements. The Fund had no reverse repurchase agreements at the end of the period.

Swap Contracts

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
Halliburton Co.	BOA	USD	1,140,000	1.00%	0.64%	N/A	12/20/2024	Quarterly	96,637	(15,432)	(112,069)
HCA, Inc.	BCLY	USD	1,140,000	5.00%	0.95%	N/A	12/20/2024	Quarterly	(139,584)	(173,550)	(33,966)
Tenet Healthcare Corp.	JPM	USD	570,000	5.00%	2.51%	N/A	12/20/2024	Quarterly	14,842	(51,281)	(66,123)
Tenet Healthcare Corp.	JPM	USD	1,140,000	5.00%	2.51%	N/A	12/20/2024	Quarterly	142,500	(102,563)	(245,063)
United Rentals North America, Inc.	CSI	USD	1,140,000	5.00%	0.93%	N/A	12/20/2024	Quarterly	(96,605)	(174,642)	(78,037)
United Rentals North America, Inc.	JPM	USD	1,140,000	5.00%	0.93%	N/A	12/20/2024	Quarterly	(51,323)	(174,643)	(123,320)

									$(33,533)	$(692,111)	$(658,578)

86	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Swap Contracts — continued

OTC Credit Default Swaps — continued

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 28, 2021, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.49%	3 Month CAD LIBOR	CAD	677,250,000	03/13/2023	Semi-Annually	165,041	1,942,804	1,777,763
3 Month CAD LIBOR	0.52%	CAD	47,240,000	03/13/2023	Semi-Annually	—	(113,397)	(113,397)
6 Month EURIBOR	(0.55)%	EUR	136,460,000	03/15/2023	Semi-Annually	(64,156)	(300,897)	(236,741)
6 Month GBP LIBOR	0.10%	GBP	609,420,000	03/15/2023	Semi-Annually	21,161	(2,988,338)	(3,009,499)
6 Month GBP LIBOR	0.10%	GBP	50,600,000	03/15/2023	Semi-Annually	—	(250,930)	(250,930)
6 Month GBP LIBOR	0.18%	GBP	23,740,000	03/15/2023	Semi-Annually	421	(63,037)	(63,458)
0.21%	3 Month USD LIBOR	USD	60,280,000	03/15/2023	Quarterly	(23,814)	51,552	75,366
0.23%	3 Month USD LIBOR	USD	132,230,000	03/15/2023	Quarterly	4,608	52,491	47,883
0.21%	3 Month USD LIBOR	USD	227,250,000	03/15/2023	Quarterly	(23,782)	180,763	204,545
0.09%	3 Month AUD BBSW	AUD	65,420,000	03/17/2023	Quarterly	—	123,016	123,016
0.12%	3 Month AUD BBSW	AUD	54,680,000	03/17/2023	Quarterly	—	75,504	75,504
0.07%	3 Month AUD BBSW	AUD	140,340,000	03/17/2023	Quarterly	1,875	294,096	292,221
3 Month AUD BBSW	0.10%	AUD	12,560,000	03/17/2023	Quarterly	(1,487)	(20,722)	(19,235)
(0.72)%	6 Month CHF LIBOR	CHF	22,450,000	03/17/2023	Semi-Annually	(3,289)	54,608	57,897
6 Month CHF LIBOR	(0.70)%	CHF	30,500,000	03/17/2023	Semi-Annually	—	(62,667)	(62,667)
0.39%	3 Month NZD Bank Bill Rate	NZD	575,890,000	03/17/2023	Quarterly	(151,756)	876,150	1,027,906
3 Month SEK STIBOR	(0.03)%	SEK	3,367,220,000	03/17/2023	Quarterly	97,434	(430,957)	(528,391)
1.05%	6 Month AUD BBSW	AUD	2,650,000	03/17/2031	Semi-Annually	(1,244)	151,953	153,197
6 Month AUD BBSW	1.01%	AUD	11,430,000	03/17/2031	Semi-Annually	—	(686,162)	(686,162)
6 Month AUD BBSW	0.99%	AUD	13,690,000	03/17/2031	Semi-Annually	—	(847,223)	(847,223)
6 Month AUD BBSW	1.95%	AUD	197,040,000	03/17/2031	Semi-Annually	1,344,005	1,598,957	254,952
6 Month AUD BBSW	1.26%	AUD	29,410,000	03/17/2031	Semi-Annually	18,377	(1,247,907)	(1,266,284)
3 Month CAD LIBOR	1.50%	CAD	284,000,000	03/17/2031	Semi-Annually	29,510	(8,021,879)	(8,051,389)
3 Month CAD LIBOR	1.51%	CAD	130,130,000	03/17/2031	Semi-Annually	(119,609)	(3,579,855)	(3,460,246)
3 Month CAD LIBOR	1.61%	CAD	24,030,000	03/17/2031	Semi-Annually	—	(484,148)	(484,148)
3 Month CAD LIBOR	1.75%	CAD	207,360,000	03/17/2031	Semi-Annually	(254,155)	(2,040,539)	(1,786,384)
(0.23)%	6 Month CHF LIBOR	CHF	19,410,000	03/17/2031	Semi-Annually	—	689,361	689,361
(0.25)%	6 Month CHF LIBOR	CHF	9,780,000	03/17/2031	Semi-Annually	—	363,686	363,686
6 Month CHF LIBOR	(0.25)%	CHF	88,810,000	03/17/2031	Semi-Annually	(42,837)	(3,381,695)	(3,338,858)
6 Month CHF LIBOR	(0.27)%	CHF	4,490,000	03/17/2031	Semi-Annually	9,819	(179,472)	(189,291)
(0.21)%	6 Month CHF LIBOR	CHF	6,050,000	03/17/2031	Semi-Annually	—	200,044	200,044
(0.19)%	6 Month CHF LIBOR	CHF	9,800,000	03/17/2031	Semi-Annually	—	304,388	304,388
(0.12)%	6 Month CHF LIBOR	CHF	31,580,000	03/17/2031	Semi-Annually	(12,736)	724,072	736,808
0.09%	6 Month CHF LIBOR	CHF	9,480,000	03/17/2031	Semi-Annually	—	1,402	1,402
3 Month NZD Bank Bill Rate	1.10%	NZD	121,270,000	03/17/2031	Quarterly	(334,403)	(7,368,489)	(7,034,086)
3 Month NZD Bank Bill Rate	2.15%	NZD	134,160,000	03/17/2031	Quarterly	903,703	1,342,785	439,082
3 Month NZD Bank Bill Rate	1.70%	NZD	244,850,000	03/17/2031	Quarterly	(862,162)	(4,975,623)	(4,113,461)
0.41%	3 Month SEK STIBOR	SEK	568,940,000	03/17/2031	Quarterly	(4,476)	2,709,658	2,714,134
0.54%	3 Month SEK STIBOR	SEK	177,400,000	03/17/2031	Quarterly	(5,759)	581,346	587,105
0.82%	3 Month SEK STIBOR	SEK	89,800,000	03/17/2031	Quarterly	—	4,712	4,712

See accompanying notes to the financial statements.	87

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
3 Month SEK STIBOR	0.49%	SEK	139,560,000	03/17/2031	Quarterly	33,895	(536,097)	(569,992)
3 Month SEK STIBOR	0.48%	SEK	67,900,000	03/17/2031	Quarterly	—	(266,692)	(266,692)
(0.25)%	6 Month EURIBOR	EUR	27,000,000	03/19/2031	Semi-Annually	32,046	1,004,972	972,926
(0.03)%	6 Month EURIBOR	EUR	10,170,000	03/19/2031	Semi-Annually	—	105,166	105,166
0.02%	6 Month EURIBOR	EUR	415,380,000	03/19/2031	Semi-Annually	(125,914)	1,695,185	1,821,099
0.05%	6 Month EURIBOR	EUR	7,530,000	03/19/2031	Semi-Annually	—	(1,156)	(1,156)
0.48%	6 Month GBP LIBOR	GBP	117,980,000	03/19/2031	Semi-Annually	96,371	8,467,772	8,371,401
0.54%	6 Month GBP LIBOR	GBP	15,000,000	03/19/2031	Semi-Annually	29,851	950,569	920,718
0.69%	6 Month GBP LIBOR	GBP	4,830,000	03/19/2031	Semi-Annually	1,121	209,869	208,748
0.92%	6 Month GBP LIBOR	GBP	186,860,000	03/19/2031	Semi-Annually	333,637	2,295,305	1,961,668
1.46%	3 Month USD LIBOR	USD	209,540,000	03/19/2031	Quarterly	(119,068)	1,428,552	1,547,620
1.51%	3 Month USD LIBOR	USD	11,170,000	03/19/2031	Quarterly	—	21,289	21,289
1.52%	3 Month USD LIBOR	USD	11,220,000	03/19/2031	Quarterly	—	9,078	9,078
1.52%	3 Month USD LIBOR	USD	11,220,000	03/19/2031	Quarterly	—	13,358	13,358
3 Month USD LIBOR	1.45%	USD	85,320,000	03/19/2031	Quarterly	(33,313)	(663,046)	(629,733)

						$938,915	$(9,986,465)	$(10,925,380)

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Alphabet, Inc. Class A	1 Month Federal Funds Rate plus 0.20%	GS	USD	14,991,499	03/08/2021	At Maturity	—	233,981	233,981
Total Return on Jones Lange LaSalle, Inc.	1 Month Federal Funds Rate plus 0.20%	GS	USD	10,728,900	03/08/2021	At Maturity	—	(1,447,965)	(1,447,965)
Total Return on Micron Technology, Inc.	1 Month Federal Funds Rate plus 0.20%	GS	USD	15,681,250	03/08/2021	At Maturity	—	(1,981,504)	(1,981,504)
Total Return on iShares Core S&P 500 ETF	1 Month Federal Funds Rate plus 0.23%	GS	USD	50,508,900	03/24/2021	At Maturity	—	879,768	879,768
Depreciation of Total Return on CSI 500 Index + (1 Month USD LIBOR minus 8.50%)	Appreciation of Total Return on CSI 500 Index	GS	USD	11,268,057	12/07/2021	Monthly	—	63,682	63,682
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.75%	GS	USD	3,490,089	05/24/2022	Monthly	—	224,726	224,726
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.75%	GS	USD	550,691	05/24/2022	Monthly	—	5,718	5,718
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.50%	GS	USD	2,198,385	05/24/2022	Monthly	—	67,804	67,804
Total Return on Equity Basket (m)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	94,417,472	10/18/2022	Monthly	—	11,666,048	11,666,048
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	958,611	10/18/2022	Monthly	—	(53,307)	(53,307)
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 1.00%	MORD	USD	5,443,597	10/18/2022	Monthly	—	411,596	411,596
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.50%	MORD	USD	587,890	10/18/2022	Monthly	—	29,456	29,456

							$—	$10,100,003	$10,100,003

88	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2021

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.
(c)	All or a portion of this security is out on loan (Note 2).
(d)	Investment valued using significant unobservable inputs (Note 2).
(e)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(g)	Security is in default.
(h)	All or a portion of this security is purchased with collateral from securities loaned (Note 2).
(i)	The rate disclosed is the 7 day net yield as of February 28, 2021.
(j)	All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.
(k)	The rate shown represents yield-to-maturity.
(l)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.
(m)	The following table represents the individual short positions within the custom equity basket swap as of February 28, 2021:

Shares	Description	% of Equity Basket	Value ($)

65,210,000	Alibaba Pictures Group Ltd	11.0%	9,071,475

1,520,000	China Cosco Holdings Co – Class H	2.0%	1,688,770

14,211,000	China Molybdenum Co Ltd – Class H	13.2%	10,960,816

708,000	China Resources Beer Holdings Co Ltd	6.5%	5,341,667

2,078,000	China Yuhua Education Corp Ltd	2.1%	1,717,350

5,816,000	Greentown Service Group Co Ltd	7.1%	5,897,231

40,000	Haidilao International Holding Ltd	0.4%	327,819

157,900	Hong Kong Exchanges and Clearing Ltd	11.7%	9,708,141

2,300,000	Kingdee International Software Group Co Ltd	10.0%	8,231,721

234,000	New World Development Co Ltd	1.4%	1,190,122

600,000	Sands China Ltd	3.4%	2,827,880

403,000	SJM Holdings Ltd	0.7%	560,534

2,533,200	Wynn Resorts Ltd	5.8%	4,778,033

583,000	Yihai International Holding Ltd.	9.7%	7,983,223

1,815,000	Zhaojin Mining Industry Co Ltd	2.2%	1,827,770

7,192,000	Zijin Mining Group Co Ltd – Class H	12.8%	10,610,748

	TOTAL COMMON STOCKS		$82,723,300

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	89

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Developed Equity Allocation Fund returned +22.02% (net) for the fiscal year ended February 28, 2021, as compared with +22.46% for the Fund’s benchmark, the MSCI EAFE Index.

The Fund’s decision to hold a broadly 10% position in emerging markets added to performance relative to the benchmark as the MSCI Emerging Markets Index returned 36.1%. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. Although it is a reasonably modest exposure, stock selection in Australia was a notable success with a return of an incredible 126.2%, driven largely by a significant position in a Metals & Mining company, which was the biggest individual contributor to relative return at the total portfolio level.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

90

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO International Developed Equity Allocation Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III and R6 the gross expense ratio of 0.65% and 0.65%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.63% and 0.63% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.6%
Short-Term Investments	3.5
Preferred Stocks	1.2
Investment Funds	0.1
Debt Obligations	0.1
Futures Contracts	0.0 ^
Swap Contracts	0.0 ^
Other	(1.5)

100.0%

Country/Region Summary¤	% of Investments
Japan	22.6%
United Kingdom	14.7
Netherlands	7.2
France	6.6
Germany	6.3
Australia	5.0
Switzerland	5.0
Spain	4.8
China	3.8
Singapore	3.7
Italy	2.8
Hong Kong	2.6
Portugal	2.6
Other Emerging	2.5 †
Taiwan	2.5
Norway	2.1
Sweden	1.7
Russia	1.6
Belgium	1.0
Other Developed	0.9 ‡

100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0% .

92

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

604,471	GMO Emerging Markets Fund, Class VI	22,008,788

8,347,829	GMO International Equity Fund, Class IV	194,337,465

381,473	GMO-Usonian Japan Value Creation Fund, Class VI	8,953,179

	TOTAL MUTUAL FUNDS (COST $218,928,755)	225,299,432

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%

53,755	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	53,755

	TOTAL SHORT-TERM INVESTMENTS (COST $53,755)	53,755

	TOTAL INVESTMENTS — 100.0% (Cost $218,982,510)	225,353,187

	Other Assets and Liabilities (net) — 0.00%	29,757

	TOTAL NET ASSETS — 100.0%	$225,382,944

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	93

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Equity Allocation Fund returned +22.67% (net) for the fiscal year ended February 28, 2021, as compared with +26.18% for the MSCI All Country World Index (“ACWI”) ex-USA Index.

The Fund’s overweight to emerging markets added to performance relative to the benchmark as the MSCI Emerging Markets Index returned 36.1% while MSCI World ex-USA returned 22.1%. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI ACWI Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. Although it is a reasonably modest exposure, stock selection in Australia was a notable success with a return of an incredible 126.2%, driven largely by a significant position in a Metals & Mining company, which was the biggest individual contributor to relative return at the total portfolio level.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

94

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex USA

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III and R6 the gross expense ratio of 0.67% and 0.68%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 0.66% and 0.66% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.6%
Short-Term Investments	2.4
Preferred Stocks	1.9
Investment Funds	0.3
Debt Obligations	0.2
Futures Contracts	0.1
Swap Contracts	0.0 ^
Other	(0.5)

100.0%

Country/Region Summary¤	% of Investments
Japan	15.6%
China	15.5
Taiwan	10.3
United Kingdom	9.4
Russia	6.6
Other Emerging	4.6 †
Netherlands	4.5
France	4.1
Germany	3.9
Australia	3.1
Switzerland	3.1
Spain	3.0
Singapore	2.4
India	1.8
Italy	1.7
Hong Kong	1.6
Portugal	1.6
Korea	1.6
Norway	1.3
Other Developed	1.2 ‡
Mexico	1.1
Indonesia	1.0
Sweden	1.0

100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0% .

96

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

9,746,665	GMO Emerging Markets Fund, Class VI	354,876,079

20,227,031	GMO International Equity Fund, Class IV	470,885,277

1,515,885	GMO-Usonian Japan Value Creation Fund, Class VI	35,577,814

	TOTAL MUTUAL FUNDS (COST $797,168,977)	861,339,170

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%

304,576	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (a)	304,576

	TOTAL SHORT-TERM INVESTMENTS (COST $304,576)	304,576

	TOTAL INVESTMENTS — 100.0% (Cost $797,473,553)	861,643,746

	Other Assets and Liabilities (net) — (0.0%)	(89,574)

	TOTAL NET ASSETS — 100.0%	$861,554,172

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2021.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	97

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO SGM Major Markets Fund returned +5.48% (net) for the fiscal year ended February 28, 2021, as compared with +0.33% for the FTSE 3-Month Treasury Bill Index.

The Fund added value from equity, currency, and commodity positions while bonds detracted value. The period saw a major rotation in risk appetite due to the COVID-19 pandemic, which saw many assets sell off early in the period, only to have them strongly recover. Over this period equities were the major positive contributor, with the timing on equity beta being the strongest component. Other strong gains came through commodities, notably the positions in oil and silver. As with many risk assets, both had significant falls in the early parts of the year, only to strongly recover during the remaining half of the period. Additionally, the Fund’s position of long euro/short U.S. dollar added significantly. Towards the end of the period, the U.S. dollar dropped significantly, with the market showing concerns around the significant levels of increase in U.S. debt and money supply.

Bonds were the major detractor over the course of the fiscal year. The portfolio had a net long position in bonds at the end of the period. The turn of the year saw a rise in inflation concerns, which in turn saw a rapid sell off in global bonds.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

98

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO SGM Major Markets Fund Class III Shares, the FTSE 3-Month Treasury Bill +++ Index* and the FTSE 3-Month Treasury Bill Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited. Performance for classes may vary due to different fees.

*

The FTSE 3-Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the FTSE 3-Month Treasury Bill Index thereafter.

For Class III, VI and I the gross expense ratio of 1.06%, 0.95% and 1.16%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Classes listed above, the corresponding net expense ratio of 1.01%, 0.91% and 1.11% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	87.6%
Short-Term Investments	9.8
Forward Currency Contracts	(0.4)
Futures Contracts	(1.1)#
Other	4.1

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO SGM Major Markets Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO SGM Major Markets Fund.

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). The exposure the Fund has to futures contracts based on notional amounts is 35.2% of net assets.

#	Some or all is comprised of commodity exposure. See the Consolidated Schedule of Investments.

100

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Par Value†	Description	Value ($)

	DEBT OBLIGATIONS — 87.6%

	United States — 87.6%

	U.S. Government — 87.6%

25,000,000	U.S. Treasury Note, 1.38%, due 04/30/21	25,053,638

16,700,000	U.S. Treasury Note, 2.63%, due 05/15/21 (a)	16,787,669

47,000,000	U.S. Treasury Note, 1.38%, due 05/31/21 (b)	47,150,917

43,000,000	U.S. Treasury Note, 1.63%, due 06/30/21	43,226,758

20,000,000	U.S. Treasury Note, 1.13%, due 08/31/21	20,105,469

30,000,000	U.S. Treasury Note, 1.63%, due 12/31/21	30,387,891

30,000,000	U.S. Treasury Note, 1.50%, due 01/31/22 (b)	30,389,062

14,500,000	U.S. Treasury Note, 0.13%, due 04/30/22	14,502,266

20,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.06%, 0.09%, due 10/31/22 (b)	20,005,151

66,000,000	U.S. Treasury Note, Variable Rate, USBM + 0.05%, 0.08%, due 01/31/23 (a)(b)	66,005,213

	Total U.S. Government	313,614,034

	Total United States	313,614,034

	TOTAL DEBT OBLIGATIONS (COST $313,222,814)	313,614,034

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 2.8%

7,081,135	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (c)	7,081,135

3,071,714	State Street U.S. Treasury Liquidity Fund – Class D Shares, 0.01% (a)	3,071,714

	Total Money Market Funds	10,152,849

	U.S. Government — 7.0%

25,000,000	U.S. Treasury Bill, 0.08%, due 02/24/22 (d)	24,979,583

	TOTAL SHORT-TERM INVESTMENTS (COST $35,135,349)	35,132,432

	TOTAL INVESTMENTS — 97.4% (Cost $348,358,163)	348,746,466

	Other Assets and Liabilities (net) — 2.6%	9,308,863

	TOTAL NET ASSETS — 100.0%	$358,055,329

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/16/2021	GS	AUD	2,280,864	USD	1,770,277	14,973
04/16/2021	MSCI	AUD	2,315,648	USD	1,821,047	38,974
04/16/2021	UBSA	AUD	33,753,285	USD	26,122,207	146,412
03/15/2021	DB	EUR	614,518	USD	744,418	2,753
03/15/2021	JPM	EUR	3,575,475	USD	4,312,829	(2,434)
04/16/2021	UBSA	NZD	5,960,377	USD	4,303,014	(3,546)
03/31/2021	MSCI	USD	7,220,960	CAD	9,265,332	60,282
03/15/2021	DB	USD	6,711,795	EUR	5,526,681	(41,609)
03/15/2021	SSB	USD	47,073,374	EUR	38,542,557	(556,122)
04/16/2021	UBSA	USD	35,541,615	EUR	29,279,541	(177,608)
05/17/2021	BCLY	USD	35,215,773	EUR	29,000,000	(166,108)
04/12/2021	BOA	USD	36,274,491	JPY	3,824,749,709	(376,108)
05/10/2021	BCLY	USD	1,761,156	JPY	183,898,617	(34,583)
05/10/2021	JPM	USD	4,288,643	JPY	452,988,720	(35,658)
05/10/2021	MSCI	USD	37,954,769	JPY	4,000,000,000	(399,882)
05/10/2021	UBSA	USD	8,093,946	JPY	856,722,765	(50,414)

						$(1,580,678)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
379	Australian Government Bond 10 Yr.	March 2021	39,972,816	(2,234,514)
301	CAC40 10 Euro	March 2021	20,718,821	(232,178)
215	Canadian Government Bond 10 Yr.	June 2021	23,615,197	(435,846)
4	DAX Index	March 2021	1,663,009	(15,314)
158	Gold 100 OZ (a)	April 2021	27,315,040	(2,074,784)
139	Hang Seng Index	March 2021	26,025,590	(1,291,323)
1,044	Mini MSCI Emerging Markets	March 2021	69,848,820	4,254,133
201	MSCI Singapore	March 2021	5,067,592	76,507
6	S&P/TSX 60	March 2021	1,010,656	31,116
55	TOPIX Index	March 2021	9,737,347	(156,496)
312	U.S. Treasury Note 10 Yr. (CBT)	June 2021	41,408,250	(441,112)
37	WTI Crude (a)	March 2021	2,275,500	124,673

			$268,658,638	$(2,395,138)

See accompanying notes to the financial statements.	101

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

February 28, 2021

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
524	Corn (a)	May 2021	14,344,500	(8,038)
239	E-mini Russell 2000 Index	March 2021	26,280,440	(1,773,070)
209	Euro Bund	March 2021	43,726,118	709,437
70	FTSE Taiwan Index	March 2021	3,881,045	118,186
180	FTSE/JSE TOP 40	March 2021	7,181,226	(641,801)
145	S&P 500 E-Mini	March 2021	27,616,700	519,928
4	Silver (a)	May 2021	528,800	23,416
212	Soybean (a)	May 2021	14,885,050	(281,961)
33	SPI 200	March 2021	4,212,436	(38,699)

			$142,656,315	$(1,372,602)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(b)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(d)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

102	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Strategic Opportunities Allocation Fund returned +18.66% (net) for the fiscal year ended February 28, 2021, as compared with +22.30% for the GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series) and 25% Bloomberg Barclays U.S. Aggregate Index).

The Fund’s equity weight was not that different from the benchmark, and as a result had minimal effect on relative performance. Within developed equities, the bias away from the decently performing U.S. market towards markets outside the U.S., which fared less well, was detrimental to performance relative to the benchmark. A bias to a “Value” style proved detrimental to performance as 2020 was the worst year on record for the performance of “Value” versus “Growth” (for the 12 months under consideration, the MSCI All Country World Index (“ACWI”) Value Index underperformed the MSCI ACWI Growth Index by 24.3%). This challenging stock selection was most evident in emerging markets, where our bias to Value is most pronounced. The underweighting to fixed income was additive to performance as the asset class did relatively less well, and this was complemented by good performance within fixed income. The Fund’s exposure to alternative strategies detracted from relative performance, as they did not manage to keep up with the return generated by the Fund’s benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

104

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares, the GMO Strategic Opportunities Allocation Index*, the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Index

As of February 28, 2021

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2021. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III the gross expense ratio of 0.55% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2020. For the Class listed above, the net expense ratio of 0.52% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2021. Elimination of this reimbursement will result in higher fees and lower performance.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2021 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	90.0%
Debt Obligations	5.3
Short-Term Investments	3.1
Preferred Stocks	1.2
Swap Contracts	0.3
Investment Funds	0.2
Futures Contracts	0.0	^
Loan Participations	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Purchased Options	0.0	^
Forward Currency Contracts	(0.0	)^
Written/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(18.1)
Other	18.0

	100.0%

Country/Region Summary¤	% of Total Net Assets
Other Emerging	3.1	†%
Other Developed	0.4	‡
Euro Region	0.0	^#

	3.5%

Country/Region Summary¤	% of Total Net Assets
United States	18.8%
Japan	10.1
China	9.1
Taiwan	5.8
Other Developed	5.0	‡
United Kingdom	4.4
Other Emerging	4.3	†
Russia	3.9
Netherlands	2.0
France	1.5
Germany	1.4
Hong Kong	1.3
Australia	1.2
India	1.2
Spain	1.1
Canada	1.0
Italy	1.0
Euro Region	0.0	^#

	73.1%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

106

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 39.8%

	Australia — 1.2%

25,635	Accent Group Ltd	42,823

11,314	Ansell Ltd (a)	314,431

26,425	Asaleo Care Ltd	28,853

5,505	AUB Group Ltd	80,785

48,596	Australian Pharmaceutical Industries Ltd	41,608

6,924	Bank of Queensland Ltd * (b)	46,872

2,073	Bank of Queensland Ltd * (b)	11,724

58,529	BlueScope Steel Ltd	747,484

10,252	Computershare Ltd (a)	104,894

25,239	Coronado Global Resources Inc CDI	21,089

5,667	CSR Ltd	23,882

91,797	Dexus (REIT)	629,711

48,293	Fortescue Metals Group Ltd	891,883

34,199	G8 Education Ltd *	28,371

31,008	Genworth Mortgage Insurance Australia Ltd	61,669

263,023	GPT Group (The) (REIT)	863,918

10,503	GWA Group Ltd	24,688

10,559	JB Hi-Fi Ltd	354,256

13,003	McMillan Shakespeare Ltd	124,666

162,536	Mirvac Group (REIT)	280,149

7,826	Rio Tinto Ltd	767,887

34,636	Sandfire Resources Ltd	161,888

421,607	Scentre Group (REIT)	933,580

74,325	Stockland (REIT)	237,482

	Total Australia	6,824,593

	Belgium — 0.4%

34,701	Ageas SA/NV	1,945,051

16,078	bpost SA *	174,150

2,090	Etablissements Franz Colruyt NV	125,202

1,872	UCB SA	185,621

	Total Belgium	2,430,024

	Canada — 1.0%

13,976	Brookfield Asset Management Inc – Class A	563,932

6,200	Canadian Apartment Properties (REIT)	248,663

1,200	Canadian Tire Corp Ltd – Class A	155,059

1,800	Canadian Western Bank	47,313

2,000	Canfor Corp *	40,798

12,500	Cascades Inc	164,918

18,258	Celestica Inc *	151,361

6,900	CI Financial Corp	96,620

1,500	Cogeco Inc (a)	110,066

800	iA Financial Corp Inc	41,106

4,800	IGM Financial Inc	130,957

14,500	Imperial Oil Ltd	317,779

7,100	Intertape Polymer Group Inc	133,732

900	Laurentian Bank of Canada	24,653

Shares	Description	Value ($)

	Canada — continued

6,200	Linamar Corp	346,442

9,500	Magna International Inc	800,177

4,700	Martinrea International Inc	54,955

2,900	Mullen Group Ltd	22,834

10,217	Nutrien Ltd	551,309

21,200	Power Corp of Canada	511,092

12,100	RioCan Real Estate Investment Trust	180,273

34,900	TELUS Corp	699,316

400	TFI International Inc	27,940

25,700	Tourmaline Oil Corp	467,713

8,900	Transcontinental Inc – Class A	152,949

	Total Canada	6,041,957

	China — 1.2%

82,000	Agile Group Holdings Ltd	115,806

929,000	Bank of Communications Co Ltd – Class H	524,398

21,000	Beijing Enterprises Holdings Ltd	72,679

276,000	China Communications Services Corp Ltd – Class H	130,548

6,123,000	China Huarong Asset Management Co Ltd – Class H	725,295

28,000	China Overseas Land & Investment Ltd	70,946

1,675,000	China Railway Group Ltd – Class H	884,544

786,400	China Zhongwang Holdings Ltd *	231,050

756,000	Dongfeng Motor Group Co Ltd – Class H	694,017

91,000	Fosun International Ltd	136,518

618,400	Guangzhou R&F Properties Co Ltd – Class H	825,334

37,500	Kingboard Holdings Ltd	172,759

95,000	Legend Holdings Corp – Class H	141,682

32,000	Momo Inc Sponsored ADR (a)	506,880

84,000	Seazen Group Ltd *	101,434

78,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	143,802

163,500	Shimao Group Holdings Ltd	538,397

156,400	Sinopharm Group Co Ltd – Class H	366,182

600,000	Skyworth Group Ltd *	188,526

642,000	Yuzhou Group Holdings Co Ltd	247,451

	Total China	6,818,248

	Denmark — 0.5%

52,028	Danske Bank A/S *	956,427

18,316	Demant A/S * (a)	752,882

1,699	Matas A/S *	22,455

8,695	Pandora A/S	844,157

7,513	Scandinavian Tobacco Group A/S	139,462

	Total Denmark	2,715,383

	Finland — 0.3%

8,939	Kesko Oyj – B Shares	227,445

11,433	Neste Oyj	755,151

123,614	Nokia Oyj *	492,493

See accompanying notes to the financial statements.	107

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Finland — continued

2,184	Uponor Oyj	45,766

	Total Finland	1,520,855

	France — 1.4%

7,508	ALD SA	109,916

10,399	APERAM SA	435,863

8,871	Atos SE * (a)	693,352

11,851	Derichebourg SA *	94,232

2,325	Eiffage SA *	238,975

2,665	IPSOS (a)	103,222

731	Kering SA	462,320

1,025	LVMH Moet Hennessy Louis Vuitton SE	649,459

5,872	Metropole Television SA * (a)	117,147

22,675	Publicis Groupe SA (a)	1,333,319

3,784	Quadient SA	86,171

26,839	Renault SA *	1,205,233

5,341	Safran SA *	728,045

1,657	Societe BIC SA	93,072

29,692	Societe Generale SA *	734,769

1,723	Tarkett SA *	26,175

16,809	Television Francaise 1 * (a)	146,380

2,903	Unibail-Rodamco-Westfield (REIT) *	213,734

13,330	Valeo SA	471,109

1,504	Vicat SA	72,233

	Total France	8,014,726

	Germany — 1.3%

52,977	Aroundtown SA (a)	385,225

3,579	Aurubis AG	312,213

12,482	Bayer AG (Registered)	758,171

2,677	Bayerische Motoren Werke AG	231,317

2,829	CropEnergies AG	38,330

11,737	Daimler AG (Registered)	940,900

29,462	Deutsche Lufthansa AG (Registered) *	439,637

39,289	Deutsche Pfandbriefbank AG *	428,485

1,843	Deutsche Wohnen SE (a)	86,626

15,830	Dialog Semiconductor Plc *	1,230,512

387	Draegerwerk AG & Co KGaA (a)	28,781

8,071	Fresenius SE & Co KGaA (a)	345,786

15,667	HeidelbergCement AG	1,239,152

2,041	Hornbach Baumarkt AG	82,972

2,348	Hornbach Holding AG & Co KGaA	221,599

3,815	ProSiebenSat.1 Media SE *(a)	77,892

4,932	SAP SE	610,023

4,351	Takkt AG *	61,271

4,699	VERBIO Vereinigte BioEnergie AG	187,884

	Total Germany	7,706,776

	Greece — 0.0%

1,072	JUMBO SA	17,653

Shares	Description	Value ($)

	Hong Kong — 0.8%

19,000	Chow Sang Sang Holdings International Ltd	25,726

260,000	CITIC Telecom International Holdings Ltd	84,152

125,500	CK Hutchison Holdings Ltd	947,069

21,200	Dah Sing Financial Holdings Ltd	68,528

1,640,000	First Pacific Co Ltd	538,042

11,000	Hang Lung Group Ltd	27,565

106,000	Hongkong Land Holdings Ltd	509,247

78,500	Johnson Electric Holdings Ltd	226,535

102,000	K Wah International Holdings Ltd	52,436

130,000	Kerry Properties Ltd	418,816

32,000	NWS Holdings Ltd	36,137

191,000	Pacific Textiles Holdings Ltd	122,302

1,255,000	PCCW Ltd	719,759

298,000	Shun Tak Holdings Ltd	100,962

60,000	Sun Hung Kai & Co Ltd	25,739

15,500	Swire Pacific Ltd – Class A	113,602

138,000	VSTECS Holdings Ltd	123,748

64,900	VTech Holdings Ltd	543,848

128,000	Yue Yuen Industrial Holdings Ltd	272,602

	Total Hong Kong	4,956,815

	India — 0.4%

138,544	Indiabulls Housing Finance Ltd *	411,763

57,083	NTPC Ltd	83,141

674,570	Oil & Natural Gas Corp Ltd	1,022,295

428,030	REC Ltd	788,108

	Total India	2,305,307

	Indonesia — 0.0%

54,200	Indah Kiat Pulp & Paper Corp Tbk PT	49,933

	Ireland — 0.3%

73,883	AIB Group Plc *	164,920

67,187	Bank of Ireland Group Plc *	271,409

2,237	Glanbia Plc	28,897

71,600	Hibernia REIT Plc	96,825

9,692	Origin Enterprises Plc	40,955

34,140	Ryanair Holdings Plc *	681,086

9,904	Smurfit Kappa Group Plc	466,817

	Total Ireland	1,750,909

	Israel — 0.2%

1,400	Check Point Software Technologies Ltd *	154,336

11,916	Isracard Ltd	40,673

71,200	Teva Pharmaceutical Industries Ltd Sponsored ADR *	766,112

	Total Israel	961,121

	Italy — 1.0%

132,444	A2A SPA	222,178

108	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Italy — continued

16,772	Anima Holding SPA	80,345

3,839	Ascopiave SPA	16,582

10,009	Banca Mediolanum SPA *	87,001

31,757	Banca Popolare di Sondrio SCPA *	91,295

1,474	Biesse SPA *	38,856

29,391	Buzzi Unicem SPA	740,928

3,639	Cementir Holding NV	34,873

24,971	EXOR NV	2,001,646

9,108	Italgas SPA	53,544

1,690	La Doria SPA	28,651

42,329	Leonardo SPA	337,617

4,447	Poste Italiane SPA	50,382

348	Sesa SPA *	47,232

1,090,532	Telecom Italia SPA	517,800

1,578,884	Telecom Italia SPA – RSP	846,441

96,154	Unipol Gruppo SPA *	498,495

	Total Italy	5,693,866

	Japan — 10.1%

1,700	77 Bank Ltd (The)	22,458

4,100	ADEKA Corp	69,073

2,500	Aeon Delight Co Ltd	74,738

39,500	Aeon Mall Co Ltd	668,477

73,300	Amada Co Ltd	895,580

9,800	Amano Corp	220,926

600	Arata Corp	25,285

6,400	Arcland Sakamoto Co Ltd	91,968

21,400	Arcs Co Ltd	442,632

76,000	Asahi Kasei Corp	824,495

39,100	Asics Corp	644,617

22,000	Astellas Pharma Inc	347,846

2,900	Belluna Co Ltd	28,273

23,300	Brother Industries Ltd	461,685

6,000	Central Japan Railway Co	988,646

39,100	Chugoku Marine Paints Ltd	332,783

2,100	Credit Saison Co Ltd	26,418

200	Dai Nippon Toryo Co Ltd	1,698

10,900	Daihen Corp	465,279

400	Daiichi Jitsugyo Co Ltd	15,508

900	Daishi Hokuetsu Financial Group Inc	19,963

10,900	Daiwa House Industry Co Ltd (a)	309,190

13,800	Daiwabo Holdings Co Ltd	1,032,411

23,100	Denka Co Ltd	872,981

3,100	Dexerials Corp	45,202

5,900	Doshisha Co Ltd	98,101

21,100	Ebara Corp	795,074

800	Eizo Corp	27,793

9,800	Electric Power Development Co Ltd	160,275

1,000	ESPEC Corp	17,062

14,400	Fuji Corp	340,488

2,500	Fuji Media Holdings Inc (a)	30,370

Shares	Description	Value ($)

	Japan — continued

1,900	Fujimi Inc	70,394

2,700	Geo Holdings Corp	30,380

15,200	GungHo Online Entertainment Inc (a)	311,295

22,900	Gunma Bank Ltd (The)	73,763

6,500	Hachijuni Bank Ltd (The)	21,498

2,100	Hanwa Co Ltd	54,954

69,400	Haseko Corp	863,152

94,600	Hazama Ando Corp	710,620

2,100	Heiwado Co Ltd	38,543

5,600	Hirogin Holdings Inc	33,041

2,200	Hisamitsu Pharmaceutical Co Inc	137,872

8,400	Hitachi Ltd	387,431

12,900	Hogy Medical Co Ltd (a)	369,408

5,400	Hokuhoku Financial Group Inc	48,909

31,100	Honda Motor Co Ltd	859,644

13,800	Horiba Ltd	828,774

1,400	Iida Group Holdings Co Ltd	31,850

3,300	Inaba Denki Sangyo Co Ltd	78,596

25,500	Inabata & Co Ltd	360,638

146,600	Inpex Corp	1,090,057

32,300	ITOCHU Corp	964,737

3,000	Itochu Enex Co Ltd	28,929

4,200	Iyo Bank Ltd (The)	24,372

3,000	Jaccs Co Ltd	57,784

18,100	JAFCO Group Co Ltd	1,110,198

27,700	Japan Post Insurance Co Ltd	569,571

1,100	Juroku Bank Ltd (The)	20,441

40,400	JVCKenwood Corp	70,499

69,300	K’s Holdings Corp	929,579

24,300	Kadokawa Corp (a)	894,609

23,200	Kajima Corp	297,742

15,700	Kanamoto Co Ltd	350,049

43,700	Kanematsu Corp	557,870

700	Kanematsu Electronics Ltd (a)	23,313

35,800	KDDI Corp	1,116,010

7,800	Kinden Corp	127,824

1,800	Kissei Pharmaceutical Co Ltd	35,987

5,000	Kohnan Shoji Co Ltd	136,372

5,900	Kokuyo Co Ltd	84,487

5,900	Komeri Co Ltd	159,054

105,600	Konica Minolta Inc	539,542

30,600	Konoike Transport Co Ltd	298,095

1,100	Kureha Corp	72,924

28,200	Kyowa Exeo Corp	722,683

20,200	Kyudenko Corp	668,477

30,300	Macromill Inc	242,853

22,500	Mandom Corp	384,621

28,500	Maruichi Steel Tube Ltd	653,890

500	Maruzen Showa Unyu Co Ltd	14,397

36,100	Maxell Holdings Ltd *	473,193

4,900	Meidensha Corp	105,684

See accompanying notes to the financial statements.	109

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Japan — continued

25,100	Mitsubishi Gas Chemical Co Inc	587,912

208,100	Mitsubishi UFJ Financial Group Inc	1,094,543

1,000	Mitsuboshi Belting Ltd	15,508

7,000	Mitsui Chemicals Inc	216,845

1,200	Mitsui Sugar Co Ltd	21,223

14,600	Mixi Inc (a)	367,991

1,200	Mizuho Leasing Co Ltd	37,473

9,300	Morinaga & Co Ltd	335,891

26,400	MS&AD Insurance Group Holdings Inc	749,357

4,200	NEC Networks & System Integration Corp (a)	69,788

20,800	NH Foods Ltd	880,007

1,500	Nichiha Corp	42,367

10,100	Nikkon Holdings Co Ltd	194,606

5,000	Nippo Corp	130,883

7,550	Nippon Light Metal Holdings Co Ltd	149,775

2,200	Nippon Soda Co Ltd	69,373

900	Nippon Steel Trading Corp	31,706

34,700	Nippon Telegraph & Telephone Corp	898,905

4,600	Nippon Television Holdings Inc (a)	61,246

7,700	Nishi-Nippon Financial Holdings Inc	50,488

1,300	Nishio Rent All Co Ltd	32,117

1,200	Nisshin Oillio Group Ltd (The)	35,543

3,700	Nissin Electric Co Ltd	43,290

500	Nitto Denko Corp	42,919

2,600	Nojima Corp	68,317

4,100	Nomura Real Estate Holdings Inc	92,960

800	Obara Group Inc	28,577

159,700	Obayashi Corp	1,378,656

118,600	ORIX Corp	2,023,638

600	Osaka Soda Co Ltd	14,459

30,300	Pacific Industrial Co Ltd	329,963

33,700	Penta-Ocean Construction Co Ltd	251,870

1,600	Pressance Corp	22,280

2,000	Proto Corp	21,072

21,200	Raiznext Corp	227,911

85,000	Resona Holdings Inc	343,462

1,100	Rinnai Corp	111,555

2,400	Rohm Co Ltd	237,651

7,600	San-A Co Ltd	296,472

2,200	San-Ai Oil Co Ltd	22,069

6,100	Sanki Engineering Co Ltd	74,573

6,700	Sankyu Inc	280,680

4,000	Sanwa Holdings Corp	49,729

1,000	Sanyo Chemical Industries Ltd	47,501

7,900	Secom Co Ltd	687,893

6,600	Sekisui Chemical Co Ltd	118,279

43,400	Sekisui House Ltd	818,898

600	Sekisui Jushi Corp	10,948

800	Shimamura Co Ltd	79,941

127,200	Shimizu Corp	966,285

4,700	Shizuoka Bank Ltd (The)	34,495

Shares	Description	Value ($)

	Japan — continued

1,600	Shizuoka Gas Co Ltd	13,948

1,500	Sinko Industries Ltd	26,673

93,500	SKY Perfect JSAT Holdings Inc (a)	396,530

111,600	Sumitomo Chemical Co Ltd	543,304

66,400	Sumitomo Dainippon Pharma Co Ltd	1,055,439

44,400	Sumitomo Forestry Co Ltd	800,293

8,000	Sumitomo Mitsui Trust Holdings Inc	264,140

500	Sumitomo Seika Chemicals Co Ltd	18,264

1,400	Suzuki Motor Corp	61,068

18,200	T Hasegawa Co Ltd	317,363

1,500	T&D Holdings Inc	20,431

23,000	Tachi-S Co Ltd	229,715

17,300	Taisei Corp	613,474

30,500	Takara Holdings Inc	410,624

7,900	Takara Leben Co Ltd	25,629

4,100	Takasago Thermal Engineering Co Ltd	60,886

5,300	Takeuchi Manufacturing Co Ltd	134,966

24,800	Takuma Co Ltd	487,852

2,600	Tamron Co Ltd	47,059

49,600	Teijin Ltd	855,705

31,000	TIS Inc (a)	645,341

27,700	Toho Holdings Co Ltd (a)	480,947

311,500	Tokyo Electric Power Co Holdings Inc *	1,003,349

16,300	Tokyo Seimitsu Co Ltd	714,396

3,500	Toppan Forms Co Ltd	33,538

69,500	Toppan Printing Co Ltd	1,098,072

13,700	Toray Industries Inc	90,377

31,200	Tosei Corp	294,349

66,000	Tosoh Corp	1,213,269

800	Totetsu Kogyo Co Ltd	19,344

11,800	Toyo Suisan Kaisha Ltd	502,340

10,800	Toyota Industries Corp	927,908

1,700	TS Tech Co Ltd	47,586

11,100	Tsumura & Co	349,384

2,800	YAMABIKO Corp	29,376

7,500	Yamaguchi Financial Group Inc	46,404

2,800	Yamazen Corp	25,012

3,100	Yellow Hat Ltd	48,872

37,200	Yokogawa Electric Corp	711,458

900	Yuasa Trading Co Ltd	24,927

16,400	Zenkoku Hosho Co Ltd	757,156

	Total Japan	58,780,558

	Malta — 0.0%

125,500	BGP Holdings Plc (c)	—

	Mexico — 0.3%

73,341	Fomento Economico Mexicano SAB de CV	500,392

213,200	Grupo Mexico SAB de CV – Series B	1,010,715

	Total Mexico	1,511,107

110	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Netherlands — 1.3%

10,281	ABN AMRO Bank NV CVA *	118,216

140,858	Aegon NV	675,095

18,100	AerCap Holdings NV *	872,058

17,805	ASR Nederland NV	743,900

91,183	ING Groep NV	998,701

23,694	Koninklijke Ahold Delhaize NV	625,634

3,346	NN Group NV	154,497

123,961	PostNL NV *	526,976

23,651	Randstad NV *	1,581,735

24,896	Signify NV *	1,084,839

560	TomTom NV *	5,256

	Total Netherlands	7,386,907

	New Zealand — 0.1%

139,528	Meridian Energy Ltd	574,399

	Norway — 0.4%

9,153	Austevoll Seafood ASA	104,869

46,695	BW LPG Ltd	277,245

52,704	Elkem ASA	185,320

3,128	Entra ASA	64,925

25,472	Europris ASA	148,949

1,208	Kongsberg Gruppen ASA	24,630

87,106	Norsk Hydro ASA	482,241

15,100	Norwegian Finans Holding ASA *	133,056

72,231	Orkla ASA	665,292

2,664	SpareBank 1 Nord Norge	23,607

4,533	SpareBank 1 SMN	52,335

11,251	SpareBank 1 SR-Bank ASA *	129,580

	Total Norway	2,292,049

	Portugal — 0.2%

25,316	Altri SGPS SA	183,789

1,956,817	Banco Comercial Portugues SA – Class R *	275,614

26,397	CTT-Correios de Portugal SA *	79,479

47,611	Galp Energia SGPS SA	532,217

49,113	Mota-Engil SGPS SA *	86,546

40,264	Navigator Co SA (The) *	136,178

32,571	REN – Redes Energeticas Nacionais SGPS SA	89,224

110,844	Sonae SGPS SA	90,474

	Total Portugal	1,473,521

	Russia — 0.2%

6,685	LUKOIL PJSC Sponsored ADR	498,109

3,203	Novatek PJSC Sponsered GDR (Registered)	548,058

	Total Russia	1,046,167

	Singapore — 0.4%

140,800	CapitaLand Ltd	333,345

18,200	City Developments Ltd	99,656

Shares	Description	Value ($)

	Singapore — continued

265,000	ComfortDelGro Corp Ltd	318,449

21,500	Jardine Cycle & Carriage Ltd	337,778

136,500	Sembcorp Industries Ltd	176,160

150,400	Singapore Airlines Ltd *	557,470

77,100	SPH (REIT)	47,592

68,000	StarHub Ltd	64,718

736,400	Yangzijiang Shipbuilding Holdings Ltd	587,974

58,400	Yanlord Land Group Ltd	50,140

	Total Singapore	2,573,282

	South Africa — 0.1%

63,746	Bidvest Group Ltd (The)	706,927

	South Korea — 0.0%

2,600	Yuhan Corp	143,275

	Spain — 1.0%

15,146	Acerinox SA	175,564

28,750	ACS Actividades de Construccion y Servicios SA	878,440

8,329	Amadeus IT Group SA * (a)	581,508

18,094	Atresmedia Corp de Medios de Comunicacion SA * (a)	75,193

127,551	Banco Bilbao Vizcaya Argentaria SA	709,295

98,448	Banco de Sabadell SA	49,126

281,882	Banco Santander SA *	980,130

5,728	Bankinter SA	37,753

11,235	Cia de Distribucion Integral Logista Holdings SA	216,188

6,423	Ebro Foods SA	138,508

3,655	Grupo Catalana Occidente SA	136,434

17,569	Industria de Diseno Textil SA	579,306

130,329	Liberbank SA *	40,611

36,347	Mapfre SA	68,823

40,863	Mediaset Espana Comunicacion SA * (a)	244,332

110	Prosegur Cia de Seguridad SA	338

41,479	Red Electrica Corp SA	692,961

175,523	Unicaja Banco SA *	152,900

	Total Spain	5,757,410

	Sweden — 0.2%

18,202	Betsson AB *	148,630

11,030	Inwido AB *	167,346

74,646	Nordea Bank Abp	676,056

	Total Sweden	992,032

	Switzerland — 0.3%

11,878	Adecco Group AG (Registered)	747,563

5,827	Banque Cantonale Vaudoise (Registered)	610,687

1,336	BKW AG	147,787

	Total Switzerland	1,506,037

See accompanying notes to the financial statements.	111

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Taiwan — 0.1%

59,000	Hon Hai Precision Industry Co Ltd	237,017

33,000	Pou Chen Corp	35,761

120,000	Ruentex Development Co Ltd	179,721

	Total Taiwan	452,499

	United Kingdom — 3.4%

13,929	Aggreko Plc	156,593

3,454	Antofagasta Plc	86,205

28,983	Aviva Plc	146,839

3,420	Bank of Georgia Group Plc *	47,362

89,018	Barratt Developments Plc *	827,275

6,164	Bellway Plc	241,604

22,933	Berkeley Group Holdings Plc (The)	1,299,316

475,588	BT Group Plc *	823,204

13,167	Bunzl Plc	411,083

9,199	Carnival Plc *	204,881

7,431	Central Asia Metals Plc	24,967

3,974	CMC Markets Plc	22,567

16,646	Coca-Cola HBC AG *	521,994

39,922	Compass Group Plc *	810,694

2,345	Computacenter Plc (a)	68,363

2,268	Daily Mail & General Trust Plc – Class A (a)	28,619

27,087	Diversified Gas & Oil Plc	47,319

15,281	Evraz Plc	122,676

10,660	Ferguson Plc	1,261,196

70,067	Ferrexpo Plc	328,599

26,408	Frasers Group Plc *	173,130

4,488	Go-Ahead Group Plc (The) *	73,174

26,858	Halfords Group Plc *	108,148

25,459	Hays Plc *	54,159

38,906	IG Group Holdings Plc	424,357

13,671	IMI Plc	250,720

29,866	Indivior Plc *	53,379

28,860	Investec Plc	78,709

187,403	ITV Plc * (a)	287,929

57,099	J Sainsbury Plc	180,719

16,958	Jupiter Fund Management Plc	69,887

37,651	Just Group Plc *	47,417

334,138	Kingfisher Plc *	1,238,465

478,570	M&G Plc	1,232,622

185,278	Micro Focus International Plc * (a)	1,087,736

12,455	Mitchells & Butlers Plc *	52,586

9,278	Mondi Plc	223,893

6,115	Morgan Advanced Materials Plc	26,491

4,384	Morgan Sindall Group Plc	101,275

15,836	National Express Group Plc *	65,958

16,453	National Grid Plc	185,005

4,545	Numis Corp Plc	21,017

26,353	OSB Group Plc *	162,868

16,757	Paragon Banking Group Plc	105,017

Shares	Description	Value ($)

	United Kingdom — continued

44,625	Persimmon Plc	1,617,003

18,455	Pets at Home Group Plc	101,751

51,523	Phoenix Group Holdings Plc	511,341

35,626	Playtech Plc *	235,260

17,484	Plus500 Ltd	334,918

84,671	Premier Foods Plc *	106,935

26,685	QinetiQ Group Plc	111,121

3,659	Redde Northgate Plc	14,034

4,144	Redrow Plc	31,551

578	RHI Magnesita NV	31,664

40,541	Royal Dutch Shell Plc – B Shares	794,739

6,575	Royal Mail Plc *	41,679

3,697	Smiths Group Plc	75,710

23,843	Spirent Communications Plc	78,326

7,940	Stock Spirits Group Plc	29,320

57,145	Tate & Lyle Plc	580,193

201,271	Taylor Wimpey Plc *	444,083

5,131	Vistry Group Plc *	60,341

70,655	WPP Plc (a)	844,994

	Total United Kingdom	19,830,980

	United States — 11.7%

4,900	Alexion Pharmaceuticals, Inc.*	748,475

10,600	Alliance Data Systems Corp. (a)	1,022,900

12,200	Ally Financial, Inc.	506,300

5,475	American Express Co.	740,548

200	Anthem, Inc. (a)	60,638

8,200	Arrow Electronics, Inc. *	822,132

23,100	AT&T, Inc.	644,259

19,500	Athene Holding Ltd. – Class A *	889,005

5,200	Bed Bath & Beyond, Inc. *	139,672

2,500	Biogen, Inc. *	682,200

300	Booking Holdings, Inc. *	698,553

3,300	Booz Allen Hamilton Holding Corp. (a)	254,562

24,200	BorgWarner, Inc.	1,089,000

8,600	Capital One Financial Corp.	1,033,634

19,100	Carnival Corp. *	510,925

16,900	Carrier Global Corp.	617,357

13,500	CBRE Group, Inc. – Class A *(a)	1,022,895

10,100	Centene Corp. * (a)	591,254

12,073	Charles Schwab Corp. (The)	745,146

5,300	Chevron Corp.	530,000

3,600	Cigna Corp. (a)	755,640

2,500	Cisco Systems, Inc.	112,175

14,700	Citigroup, Inc.	968,436

12,000	Citizens Financial Group, Inc.	521,280

10,155	Coca-Cola Co. (The)	497,493

7,900	Cognizant Technology Solutions Corp. – Class A (a)	580,492

15,600	Comcast Corp. – Class A (a)	822,432

18,900	Corteva, Inc.	853,335

36,800	Coty Inc. – Class A *	282,256

112	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

11,300	CVS Health Corp. (a)	769,869

400	Discover Financial Services	37,628

24,100	DISH Network Corp. – Class A * (a)	759,391

9,600	DR Horton, Inc.	737,952

3,700	Dropbox, Inc. – Class A * (a)	83,417

7,600	Edwards Lifesciences Corp. * (a)	631,560

11,957	EOG Resources, Inc.	771,944

15,200	Exelon Corp.	586,720

6,400	Expedia Group, Inc. *	1,030,400

18,400	Exxon Mobil Corp.	1,000,408

2,400	FleetCor Technologies, Inc. * (a)	665,544

80,500	Ford Motor Co.*	941,850

14,300	Fox Corp. – Class A (a)	476,333

19,800	Fox Corp. – Class B (a)	632,214

16,800	General Motors Co. *	862,344

10,400	Gilead Sciences, Inc.	638,560

3,200	Goldman Sachs Group, Inc. (The)	1,022,336

5,200	Hasbro, Inc.	487,292

4,901	Hilton Worldwide Holdings, Inc. *	606,156

2,551	Honeywell International, Inc.	516,195

25,100	HP, Inc.	727,147

14,400	Intel Corp.	875,232

7,300	International Business Machines Corp. (a)	868,189

34,000	Invesco Ltd.	762,280

4,200	Jazz Pharmaceuticals Plc *	705,768

62,800	Kinder Morgan, Inc.	923,160

13,700	Kohl’s Corp. *	756,925

14,400	Kraft Heinz Co. (The)	523,872

17,100	Kroger Co. (The)	550,791

2,400	Laboratory Corp. of America Holdings * (a)	575,784

8,595	Las Vegas Sands Corp.	538,047

4,900	Leidos Holdings, Inc. * (a)	433,405

8,900	Lennar Corp. – Class A	738,433

17,200	Lincoln National Corp.	978,164

4,200	LKQ Corp. *	165,438

74,900	Lumen Technologies, Inc.	920,521

15,500	Lyft, Inc. – Class A *	863,350

9,600	LyondellBasell Industries NV – Class A	989,664

516	Markel Corp. *	561,821

17,100	MetLife, Inc.	984,960

11,600	Micron Technology, Inc. *	1,061,748

2,000	Mohawk Industries, Inc. *	349,980

18,300	Molson Coors Brewing Co. – Class B *	813,435

21,800	Occidental Petroleum Corp.	580,098

11,300	Oracle Corp. (a)	728,963

900	PACCAR, Inc.	81,891

11,600	Phillips 66	963,380

2,000	Principal Financial Group, Inc.	113,160

11,200	Prudential Financial, Inc.	971,264

11,800	PulteGroup, Inc.	532,298

36,200	Qurate Retail, Inc. – Series A	449,604

19,845	Raytheon Technologies Corp.	1,428,642

Shares	Description	Value ($)

	United States — continued

1,300	Regeneron Pharmaceuticals, Inc. *	585,741

15,266	Sensata Technologies Holding Plc *	874,589

8,700	SS&C Technologies Holdings, Inc. (a)	576,636

24,700	Synchrony Financial	955,396

7,300	Textron, Inc.	367,482

9,600	Tyson Foods, Inc. – Class A	649,632

2,000	United Rentals, Inc. *	594,760

6,400	Universal Health Services, Inc. – Class B (a)	802,112

18,060	US Bancorp	903,000

12,147	Verso Corp. – Class A	151,837

8,048	VF Corp.	636,838

17,200	ViacomCBS, Inc. – Class B (a)	1,109,228

32,700	Viatris, Inc. *	485,595

4,400	VMware, Inc. – Class A * (a)	608,124

15,100	Walgreens Boots Alliance, Inc.	723,743

42,124	Wells Fargo & Co.	1,523,625

25,800	Western Union Co. (The) (a)	599,076

15,000	Western Digital Corp. *	1,027,950

200	Whirlpool Corp.	38,016

	Total United States	67,731,901

	TOTAL COMMON STOCKS (COST $199,694,678)	230,567,217

	PREFERRED STOCKS (d) — 0.3%

	Brazil — 0.1%

64,132	Bradespar SA	719,342

	Germany — 0.2%

12,656	Bayerische Motoren Werke AG	857,067

1,922	Draegerwerk AG & Co KGaA (a)	146,552

1,106	Henkel AG & Co KGaA	108,922

	Total Germany	1,112,541

	TOTAL PREFERRED STOCKS (COST $1,537,660)	1,831,883

	RIGHTS/WARRANTS — 0.0%

	United Kingdom — 0.0%

4,844	Mitchells & Butlers Plc, Expires 03/10/21 *	—

	Total United Kingdom	—

	TOTAL RIGHTS/WARRANTS (COST $—)	—

	MUTUAL FUNDS — 58.8%

	United States — 58.8%

	Affiliated Issuers — 58.8%

749,476	GMO Emerging Country Debt Fund, Class IV	19,111,645

3,636,717	GMO Emerging Markets Fund, Class VI	132,412,873

2,957,122	GMO International Equity Fund, Class IV	68,841,799

See accompanying notes to the financial statements.	113

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	United States — continued

	Affiliated Issuers — continued

628,288	GMO Opportunistic Income Fund, Class VI	16,234,952

1,209,272	GMO Quality Fund, Class VI	31,416,895

2,057,499	GMO U.S. Equity Fund, Class VI	29,319,352

1,646,447	GMO U.S. Small Cap Value Fund, Class VI	41,144,715

496,066	GMO U.S. Treasury Fund	2,500,173

	TOTAL MUTUAL FUNDS (COST $305,641,138)	340,982,404

	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds — 1.3%

7,288,304	State Street Institutional Treasury Money Market Fund – Premier Class, 0.01% (e)	7,288,304

	TOTAL SHORT-TERM INVESTMENTS (COST $7,288,304)	7,288,304

	TOTAL INVESTMENTS — 100.2% (Cost $514,161,780)	580,669,808

	SECURITIES SOLD SHORT — (18.0)%

	Common Stocks — (18.1)%

	Australia — (0.7)%

(8,188)	Afterpay Ltd *	(747,926)

(113,117)	APA Group	(811,961)

(5,175)	ASX Ltd	(269,483)

(1,928)	Cochlear Ltd	(314,568)

(2,503)	Ramsay Health Care Ltd	(127,378)

(136,840)	Sydney Airport *	(620,330)

(29,330)	TPG Telecom Ltd *	(155,165)

(83,640)	Transurban Group	(828,890)

	Total Australia	(3,875,701)

	Austria — (0.1)%

(8,927)	Verbund AG	(678,609)

	Canada — (0.1)%

(42,900)	AltaGas Ltd	(650,276)

	Denmark — (0.0)%

(1,929)	Ambu A/S – Class B	(88,896)

	France — (1.0)%

(15,622)	Edenred	(865,800)

(53,686)	Getlink SE *	(879,790)

(843)	Hermes International	(939,135)

(1,472)	Sartorius Stedim Biotech	(643,626)

(6,124)	Ubisoft Entertainment SA *	(499,298)

(27,669)	Vivendi SE	(957,685)

(7,311)	Wendel SE	(834,067)

	Total France	(5,619,401)

Shares	Description	Value ($)

	Common Stocks — continued

	Germany — (1.0)%

(5,397)	Delivery Hero SE *	(689,626)

(7,511)	Puma SE *	(799,800)

(7,817)	QIAGEN NV *	(386,297)

(19,105)	RWE AG	(721,592)

(8,052)	Scout24 AG	(607,357)

(310,666)	Telefonica Deutschland Holding AG	(831,888)

(24,365)	Uniper SE	(851,622)

(7,747)	Zalando SE *	(796,447)

	Total Germany	(5,684,629)

	Israel — (0.1)%

(1,200)	Wix.com Ltd *	(418,284)

	Italy — (0.3)%

(1,676)	Amplifon SPA *	(66,667)

(3,627)	Atlantia SPA *	(67,904)

(4,055)	Ferrari NV	(789,124)

(54,177)	FinecoBank Banca Fineco SPA*	(950,218)

(9,450)	Infrastrutture Wireless Italiane SPA	(98,380)

	Total Italy	(1,972,293)

	Japan — (2.4)%

(35,400)	Acom Co Ltd	(158,631)

(22,800)	Asahi Intecc Co Ltd	(654,770)

(173,200)	ENEOS Holdings Inc	(765,888)

(400)	Fast Retailing Co Ltd	(396,591)

(6,000)	GMO Payment Gateway Inc	(794,129)

(16,500)	Hitachi Metals Ltd	(262,872)

(600)	Ibiden Co Ltd	(24,511)

(27,900)	Idemitsu Kosan Co Ltd	(733,860)

(45,300)	Isetan Mitsukoshi Holdings Ltd	(333,227)

(12,000)	Japan Airport Terminal Co Ltd	(580,890)

(13,800)	Japan Exchange Group Inc	(298,033)

(148)	Japan Real Estate Investment Corp	(904,627)

(46,000)	JGC Holding Corp	(597,280)

(46,400)	Keikyu Corp	(738,084)

(700)	Keio Corp	(52,519)

(2,900)	Kintetsu Group Holdings Co Ltd	(121,997)

(42,300)	Kyushu Electric Power Co Inc	(363,462)

(1,800)	Lasertec Corp	(220,390)

(25,800)	LIXIL Corp	(727,512)

(9,700)	M3 Inc	(770,935)

(1,100)	McDonald’s Holdings Co Japan Ltd	(54,656)

(2,700)	Mercari Inc *	(129,907)

(4,100)	Mitsubishi Materials Corp	(97,131)

(15,000)	MonotaRO Co Ltd	(862,378)

(500)	Nidec Corp	(63,758)

(10,300)	Nihon M&A Center Inc	(562,125)

(7,500)	Nippon Paint Holdings Co Ltd	(558,624)

114	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	Japan — continued

(30,200)	Nippon Yusen KK	(873,525)

(700)	Nissin Foods Holdings Co Ltd	(52,897)

(13,900)	Odakyu Electric Railway Co Ltd	(408,531)

(3,800)	ORIENTAL LAND CO LTD	(639,856)

(4,200)	Yaskawa Electric Corp	(211,313)

	Total Japan	(14,014,909)

	Netherlands — (0.3)%

(413)	Adyen NV *	(963,688)

(7,082)	Just Eat Takeaway.com NV *	(681,477)

	Total Netherlands	(1,645,165)

	New Zealand — (0.0)%

(2,802)	Xero Ltd*	(256,437)

	Norway — (0.0)%

(2,180)	Schibsted ASA – B Shares *	(74,755)

	Peru — (0.1)%

(11,800)	Southern Copper Corp	(841,694)

	Russia — (0.0)%

(6,625)	Magnit PJSC Sponsored GDR (Registered)	(90,182)

	Singapore — (0.2)%

(118,800)	Singapore Exchange Ltd	(884,494)

	Spain — (0.6)%

(14,219)	Cellnex Telecom SA	(773,652)

(30,816)	Endesa SA	(761,473)

(32,491)	Ferrovial SA	(806,356)

(20,423)	Siemens Gamesa Renewable Energy SA	(757,559)

	Total Spain	(3,099,040)

	Sweden — (0.2)%

(8,094)	Evolution Gaming Group AB	(1,009,278)

	Switzerland — (0.4)%

(504)	Partners Group Holding AG	(603,424)

(767)	Straumann Holding AG (Registered)	(926,277)

(9,510)	Swiss Re AG	(893,446)

	Total Switzerland	(2,423,147)

	United Kingdom — (1.4)%

(12,355)	Admiral Group Plc	(534,654)

(21,773)	Antofagasta Plc	(543,408)

(112,516)	Auto Trader Group Plc *	(865,087)

(265,994)	ConvaTec Group Plc	(698,244)

(45,938)	Entain Plc *	(908,798)

(6,983)	Experian Plc	(221,667)

Shares	Description	Value ($)

	Common Stocks — continued

	United Kingdom — continued

(8,269)	Halma Plc	(261,773)

(39,731)	Hargreaves Lansdown Plc	(839,979)

(120,483)	Informa Plc *	(924,296)

(14,623)	Land Securities Group Plc (REIT)	(135,609)

(7,171)	London Stock Exchange Group Plc	(963,629)

(23,002)	Ocado Group Plc *	(706,700)

(10,168)	Prudential Plc	(202,549)

(1,435)	Spirax-Sarco Engineering Plc	(215,062)

	Total United Kingdom	(8,021,455)

	United States — (9.1)%

(8,000)	Advanced Micro Devices, Inc. *	(676,080)

(18,100)	AES Corp. (The)	(480,736)

(200)	Align Technology, Inc. *	(113,422)

(3,800)	American Tower Corp. (REIT)	(821,294)

(3,600)	Aramark	(133,632)

(5,100)	Arthur J Gallagher & Co.	(610,980)

(3,100)	Autodesk, Inc. *	(855,600)

(4,200)	Avalara, Inc. *	(659,148)

(3,100)	Ball Corp.	(264,709)

(3,100)	Burlington Stores, Inc. *	(802,342)

(2,100)	Carvana Co. *	(595,350)

(2,400)	Catalent, Inc. *	(272,904)

(13,600)	Cheniere Energy, Inc. *	(916,504)

(600)	Chipotle Mexican Grill, Inc. *	(865,200)

(7,500)	Cognex Corp.	(619,425)

(400)	CoStar Group, Inc. *	(329,504)

(2,400)	Coupa Software, Inc. *	(831,024)

(4,100)	Crowdstrike Holdings, Inc. – Class A *	(885,600)

(3,900)	Crown Castle International Corp. (REIT)	(607,425)

(7,100)	Datadog, Inc. – Class A *	(677,411)

(2,300)	DexCom, Inc. *	(914,894)

(4,200)	Digital Realty Trust, Inc. (REIT)	(565,866)

(3,800)	DocuSign, Inc. *	(861,308)

(3,300)	Enphase Energy, Inc. *	(580,998)

(3,800)	Equifax, Inc.	(615,144)

(1,100)	Equinix, Inc. (REIT)	(713,174)

(14,000)	Equity LifeStyle Properties, Inc. (REIT)	(863,100)

(400)	Erie Indemnity Co. – Class A	(96,840)

(6,400)	Exact Sciences Corp. *	(871,168)

(900)	Extra Space Storage, Inc. (REIT)	(113,130)

(2,200)	Fastenal Co.	(102,014)

(7,100)	Guidewire Software, Inc. *	(788,029)

(1,600)	HubSpot, Inc. *	(824,000)

(1,000)	IDEXX Laboratories, Inc. *	(520,170)

(9,300)	Ingersoll Rand, Inc. *	(430,962)

(3,300)	Insulet Corp. *	(855,030)

(4,400)	IQVIA Holdings, Inc. *	(848,276)

(3,700)	Iron Mountain, Inc. (REIT)	(128,723)

(10,900)	Lamb Weston Holdings, Inc.	(869,493)

See accompanying notes to the financial statements.	115

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2021

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(2,400)	Liberty Broadband Corp. – Class A *	(348,864)

(3,500)	Liberty Broadband Corp. – Class C *	(523,285)

(20,500)	Liberty Media Corp-Liberty Formula One – Class C *	(899,950)

(1,400)	Linde Plc	(341,978)

(12,700)	Live Nation Entertainment, Inc. *	(1,128,522)

(400)	Lululemon Athletica, Inc. *	(124,672)

(1,600)	MarketAxess Holdings, Inc.	(889,504)

(2,300)	MongoDB, Inc. *	(887,639)

(800)	Monolithic Power Systems, Inc.	(299,616)

(2,100)	MSCI, Inc.	(870,492)

(400)	Neurocrine Biosciences, Inc. *	(43,804)

(4,900)	NIKE Inc. – Class B	(660,422)

(4,500)	Novocure Ltd. *	(670,950)

(13,400)	Nuance Communications, Inc. *	(597,640)

(3,300)	Okta, Inc. *	(862,785)

(1,800)	Paycom Software, Inc. *	(673,632)

(4,000)	Pinterest, Inc. – Class A *	(322,320)

(2,700)	Public Storage (REIT)	(631,638)

(2,300)	RingCentral, Inc. – Class A *	(869,768)

(600)	Rockwell Automation, Inc.	(145,968)

(2,100)	Roku, Inc. *	(830,508)

(16,300)	Rollins, Inc.	(540,671)

(2,400)	SBA Communications Corp. (REIT)	(612,312)

(700)	Seagen, Inc. *	(105,777)

(1,600)	ServiceNow, Inc. *	(853,536)

(1,600)	Simon Property Group, Inc. (REIT)	(180,672)

(15,400)	Snap, Inc. – Class A *	(1,011,164)

(12,900)	Southwestern Energy Co. *	(52,245)

(4,200)	Splunk, Inc. *	(600,642)

(3,300)	Square, Inc. – Class A *	(759,099)

(6,700)	Starbucks Corp.	(723,801)

(1,800)	Sun Communities, Inc. (REIT)	(273,510)

(4,900)	Sunrun, Inc. *	(306,642)

Shares	Description	Value ($)

	Common Stocks — continued

	United States — continued

(28,900)	Targa Resources Corp.	(893,877)

(3,300)	Teladoc Health, Inc. *	(729,597)

(1,200)	Tesla, Inc. *	(810,600)

(2,300)	Twilio, Inc. – Class A *	(903,624)

(22,500)	UDR, Inc. (REIT)	(926,325)

(2,400)	Vail Resorts, Inc.	(742,032)

(1,500)	Wayfair, Inc. – Class A *	(433,470)

(900)	West Pharmaceutical Services, Inc.	(252,585)

(30,900)	Williams Cos, Inc. (The)	(705,756)

(8,300)	Wynn Resorts Ltd. *	(1,093,359)

(4,500)	Zendesk, Inc. *	(657,630)

(6,342)	Zillow Group, Inc. – Class C *	(1,023,155)

(1,600)	Zoom Video Communications, Inc. – Class A *	(597,776)

(4,200)	Zscaler, Inc. *	(861,127)

	Total United States	(52,855,550)

	TOTAL COMMON STOCKS (PROCEEDS $96,766,385)	(104,204,195)

	PREFERRED STOCKS (d) — (0.1)%

	Germany — (0.1)%

(1,653)	Sartorius AG	(849,020)

	TOTAL PREFERRED STOCKS (PROCEEDS $725,579)	(849,020)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $97,491,964)	(105,053,215)

	Other Assets and Liabilities (net) —17.9%	104,179,711

	TOTAL NET ASSETS — 100.0%	$579,796,304

A summary of outstanding financial instruments at February 28, 2021 is as follows:

Reverse Repurchase Agreements

Average balance outstanding	$(4,560,000)

Average interest rate (net)	(0.09)%

Maximum balance outstanding	$(4,560,000)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements. The Fund had no reverse repurchase agreements at the end of the period.

116	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2021

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 0.75%	GS	USD	293,323	05/24/2022	Monthly	—	18,780	18,780
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 0.75%	GS	USD	54,397	05/24/2022	Monthly	—	565	565
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 0.50%	GS	USD	188,062	05/24/2022	Monthly	—	5,763	5,763
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 1.00%	MORD	USD	457,172	10/18/2022	Monthly	—	33,719	33,719
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 0.50%	MORD	USD	67,910	10/18/2022	Monthly	—	3,731	3,731
Total Return on Equity Basket (f)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	87,594	10/18/2022	Monthly	—	(4,871)	(4,871)
Total Return on Equity Basket (g)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	8,222,016	10/18/2022	Monthly	—	1,024,296	1,024,296

							$—	$1,081,983	$1,081,983

As of February 28, 2021, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.

(c)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	The rate disclosed is the 7 day net yield as of February 28, 2021.

(f)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.

(g)	The following table represents the individual short positions within the custom equity basket swap as of February 28, 2021:

Shares	Description	% of Equity Basket	Value ($)

5,870,000	Alibaba Pictures Group Ltd	11.4%	816,586

138,000	China Cosco Holdings Co – Class H	2.1%	153,323

1,206,000	China Molybdenum Co Ltd – Class H	12.9%	930,177

62,000	China Resources Beer Holdings Co Ltd	6.5%	467,773

186,000	China Yuhua Education Corp Ltd	2.1%	153,718

516,000	Greentown Service Group Co Ltd	7.3%	523,207

3,000	Haidilao International Holding Ltd	0.3%	24,586

13,700	Hong Kong Exchanges and Clearing Ltd	11.7%	842,315

Shares	Description	% of Equity Basket	Value ($)

200,000	Kingdee International Software Group Co Ltd	10.0%	715,802

20,000	New World Development Co Ltd	1.4%	101,720

53,200	Sands China Ltd	3.5%	250,739

32,000	SJM Holdings Ltd	0.6%	44,509

189,600	Wynn Resorts Ltd	5.0%	357,617

51,000	Yihai International Holding Ltd.	9.7%	698,361

163,500	Zhaojin Mining Industry Co Ltd	2.3%	164,650

644,000	Zijin Mining Group Co Ltd – Class H	13.2%	950,128

	TOTAL COMMON STOCKS		$7,195,211

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 118.

See accompanying notes to the financial statements.	117

GMO Trust Funds

February 28, 2021

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CLO - Collateralized Loan Obligation

CMT - Constant Maturity Treasury

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pound.

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depositary Receipt

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OJSC - Open Joint-Stock Company

PIK - Payment In Kind

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

QSC - Qatari Shareholding Company

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona

SOFOM - Sociedades Financieras de Objeto Multi (Multi-purpose Financial Company)

SOFR - Secured Overnight Financing Rate

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars

The rates shown on variable rate notes are the current interest rates at February 28, 2021, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MORD - Morgan Stanley Capital Services LLC

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

UBSA - UBS AG

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

118	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021

	Consolidated Alternative Allocation Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$29,192,704	$6,543,622,545	$305,597,417	$895,696,311

Investments in unaffiliated issuers, at value (Note 2)(b)(c)	474,130,077	6,316,225	1,862,245,722	623,777

Foreign currency, at value (Note 2)(d)	22,528	—	4,605,561	—

Receivable for investments sold	9,578,367	14,853,299	16,360,253	—

Collateral on investments sold short (Note 2)	165,000,000	—	426,000,000	—

Receivable for Fund shares sold	437,194	2,004,206	—	384,570

Receivable for closed swap contracts (Note 4)	232,499	—	70,336	—

Dividends and interest receivable	322,844	35	2,993,932	1,323

Dividend withholding tax receivable	1,629	—	394,169	—

Unrealized appreciation on open forward currency contracts (Note 4)	3,652,827	—	1,545,886	—

Receivable for variation margin on open cleared swap contracts (Note 4)	1,776,299	—	514,800	—

Due from broker (Note 2)	20,540,808	—	4,647,885	—

Receivable for variation margin on open futures contracts (Note 4)	—	—	7,190,016	—

Receivable for open OTC swap contracts (Note 4)	3,725,329	—	4,846,267	—

Interest receivable for open OTC swap contracts (Note 4)	162,873	—	—	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	72,056	327,819	119,232	12,257

Total assets	708,848,034	6,567,124,129	2,637,131,476	896,718,238

Liabilities:

Investments sold short, at value (Note 2)(e)	181,635,713	—	423,733,655	—

Due to custodian	2,605,341	—	1,772,022	—

Due to broker (Note 2)	—	—	274,577	—

Payable for cash collateral from securities loaned (Note 2)	—	—	15,591,824	—

Payable for investments purchased	8,849,209	—	16,906,269	1,309

Payable for Fund shares repurchased	2,004	17,678,821	15,799,142	511,083

Payable to affiliate for (Note 5):

Management fee	298,677	3,548,611	—	—

Supplemental support fee – Class MF	—	144,626	—	—

Shareholder service fee	58,464	521,630	—	—

Payable to agents unaffiliated with GMO	20	4,244	1,382	580

Payable for variation margin on open futures contracts (Note 4)	1,250,338	—	—	—

Payable for closed swap contracts (Note 4)	9,101,935	—	1,680,980	—

Unrealized depreciation on open forward currency contracts (Note 4)	3,795,482	—	1,354,468	—

Interest payable for open OTC swap contracts (Note 4)	38,972	—	—	—

Interest and dividend payable for short sales	322,530	—	230,661	—

Payable for open OTC swap contracts (Note 4)	471,084	—	498,098	—

Payable to Trustees and related expenses	434	41,837	11,287	5,226

Written options outstanding, at value (Note 4)(f)	884,211	—	—	—

Accrued expenses	196,613	186,525	781,069	70,431

Total liabilities	209,511,027	22,126,294	478,635,434	588,629

Net assets	$499,337,007	$6,544,997,835	$2,158,496,042	$896,129,609

(a) Cost of investments – affiliated issuers:	$25,967,584	$6,757,132,953	$299,444,887	$867,843,418

(b) Cost of investments – unaffiliated issuers:	$453,042,555	$6,316,225	$1,640,862,347	$627,405

(c) Includes securities on loan at value (Note 2):	$—	$—	$34,172,201	$—

(d) Cost of foreign currency:	$—	$—	$4,616,745	$—

(e) Proceeds from securities sold short:	$164,124,719	$—	$392,980,751	$—

(f) Premiums on written options:	$677,642	$—	$—	$—

See accompanying notes to the financial statements.	119

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Consolidated Alternative Allocation Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Net assets consist of:

Paid-in capital	$522,588,691	$6,947,943,953	$2,403,713,259	$1,091,551,302

Distributable earnings (accumulated loss)	(23,251,684)	(402,946,118)	(245,217,217)	(195,421,693)

	$499,337,007	$6,544,997,835	$2,158,496,042	$896,129,609

Net assets attributable to:

Class III	$—	$2,227,711,974	$2,158,496,042	$692,579,777

Class IV	$—	$1,965,528,316	$—	$—

Class VI	$230,385,590	$—	$—	$—

Class MF	$—	$1,716,252,172	$—	$—

Class R6	$478,175	$310,686,683	$—	$183,052,476

Class I	$268,473,242	$324,818,690	$—	$20,497,356

Shares outstanding:

Class III	—	85,788,857	110,822,518	19,831,231

Class IV	—	75,705,714	—	—

Class VI	12,133,448	—	—	—

Class MF	—	66,036,112	—	—

Class R6	25,233	11,972,933	—	5,240,687

Class I	14,156,354	12,517,710	—	586,943

Net asset value per share:

Class III	$—	$25.97	$19.48	$34.92

Class IV	$—	$25.96	$—	$—

Class VI	$18.99	$—	$—	$—

Class MF	$—	$25.99	$—	$—

Class R6	$18.95	$25.95	$—	$34.93

Class I	$18.96	$25.95	$—	$34.92

120	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$88,129,979	$1,647,334,119	$35,272,723	$225,299,432

Investments in unaffiliated issuers, at value (Note 2)(b)(c)	47,867	607,265	5,905,486,499	53,755

Foreign currency, at value (Note 2)(d)	—	—	13,070,078	—

Receivable for investments sold	—	—	69,169,758	—

Collateral on investments sold short (Note 2)	—	—	1,221,000,000	—

Receivable for Fund shares sold	—	2,453	—	155,219

Receivable for closed swap contracts (Note 4)	—	—	533,707	—

Dividends and interest receivable	—	5	11,653,102	—

Dividend withholding tax receivable	—	—	804,032	—

Unrealized appreciation on open forward currency contracts (Note 4)	—	—	11,511,187	—

Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	4,024,923	—

Due from broker (Note 2)	—	—	264,359,044	—

Receivable for variation margin on open futures contracts (Note 4)	—	—	14,582,481	—

Receivable for open OTC swap contracts (Note 4)	—	—	13,582,779	—

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	3,947	20,518	203,784	10,365

Miscellaneous receivable	—	—	5,121	—

Total assets	88,181,793	1,647,964,360	7,565,259,218	225,518,771

Liabilities:

Investments sold short, at value (Note 2)(e)	—	—	1,428,243,185	—

Due to custodian	—	—	12,498,134	—

Due to broker (Note 2)	—	—	20,855	—

Payable for cash collateral from securities loaned (Note 2)	—	—	35,190,901	—

Payable for investments purchased	—	—	70,153,637	60,000

Payable for Fund shares repurchased	—	—	14,853,299	41,562

Accrued foreign capital gains tax payable (Note 2)	—	—	431,444	—

Payable to agents unaffiliated with GMO	52	1,021	3,839	133

Payable for variation margin on open futures contracts (Note 4)	—	—	1,635,053	—

Payable for closed swap contracts (Note 4)	—	—	13,972,782	—

Unrealized depreciation on open forward currency contracts (Note 4)	—	—	10,505,775	—

Interest payable for open OTC swap contracts (Note 4)	—	—	52,092	—

Interest and dividend payable for short sales	—	—	1,287,939	—

Payable for open OTC swap contracts (Note 4)	—	—	4,174,887	—

Payable to Trustees and related expenses	313	6,125	33,849	1,570

Accrued expenses	27,905	76,104	1,834,326	32,562

Total liabilities	28,270	83,250	1,594,891,997	135,827

Net assets	$88,153,523	$1,647,881,110	$5,970,367,221	$225,382,944

(a) Cost of investments – affiliated issuers:	$74,078,175	$1,496,772,738	$35,272,723	$218,928,755

(b) Cost of investments – unaffiliated issuers:	$47,867	$607,265	$5,559,595,866	$53,755

(c) Includes securities on loan at value (Note 2):	$—	$—	$90,419,386	$—

(d) Cost of foreign currency:	$—	$—	$13,071,803	$—

(e) Proceeds from securities sold short:	$—	$—	$1,299,254,767	$—

See accompanying notes to the financial statements.	121

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Net assets consist of:

Paid-in capital	$77,887,824	$1,605,150,523	$7,007,270,811	$384,802,274

Distributable earnings (accumulated loss)	10,265,699	42,730,587	(1,036,903,590)	(159,419,330)

	$88,153,523	$1,647,881,110	$5,970,367,221	$225,382,944

Net assets attributable to:

Core Class	$—	$—	$5,970,367,221	$—

Class III	$88,153,523	$1,638,867,615	$—	$217,128,990

Class R6	$—	$6,780,894	$—	$8,253,954

Class I	$—	$2,232,601	$—	$—

Shares outstanding:

Core Class	—	—	469,934,492	—

Class III	3,418,088	54,786,903	—	12,810,981

Class R6	—	226,675	—	487,046

Class I	—	74,655	—	—

Net asset value per share:

Core Class	$—	$—	$12.70	$—

Class III	$25.79	$29.91	$—	$16.95

Class R6	$—	$29.91	$—	$16.95

Class I	$—	$29.91	$—	$—

122	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Assets:

Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$861,339,170	$—	$340,982,404

Investments in unaffiliated issuers, at value (Note 2)(b)	304,576	348,746,466	239,687,404

Foreign currency, at value (Note 2)(c)	—	40	114,585

Cash	—	13,636,914	34,479

Receivable for investments sold	—	—	5,825,236

Collateral on investments sold short (Note 2)	—	—	105,000,001

Receivable for Fund shares sold	—	515,228	—

Dividends and interest receivable	3	786,171	303,522

Dividend withholding tax receivable	—	—	21,289

Unrealized appreciation on open forward currency contracts (Note 4)	—	263,394	—

Due from broker (Note 2)	—	1,527,484	310,085

Receivable for open OTC swap contracts (Note 4)	—	—	1,086,854

Receivable for expenses reimbursed and/or waived by GMO (Note 5)	9,732	20,749	61,841

Total assets	861,653,481	365,496,446	693,427,700

Liabilities:

Investments sold short, at value (Note 2)(d)	—	—	105,053,215

Payable for investments purchased	—	—	760,310

Payable for Fund shares repurchased	40,380	1,887,977	7,454,742

Accrued foreign capital gains tax payable (Note 2)	—	—	102,148

Payable to affiliate for (Note 5):

Management fee	—	253,857	—

Shareholder service fee	—	19,709	—

Payable to agents unaffiliated with GMO	547	241	376

Payable for variation margin on open futures contracts (Note 4)	—	3,259,334	—

Unrealized depreciation on open forward currency contracts (Note 4)	—	1,844,072	—

Interest and dividend payable for short sales	—	—	57,196

Payable for open OTC swap contracts (Note 4)	—	—	4,871

Payable to Trustees and related expenses	3,718	4,030	3,170

Accrued expenses	54,664	171,897	195,368

Total liabilities	99,309	7,441,117	113,631,396

Net assets	$861,554,172	$358,055,329	$579,796,304

(a) Cost of investments – affiliated issuers:	$797,168,977	$—	$305,641,138

(b) Cost of investments – unaffiliated issuers:	$304,576	$348,358,163	$208,520,642

(c) Cost of foreign currency:	$—	$40	$114,911

(d) Proceeds from securities sold short:	$—	$—	$97,491,964

See accompanying notes to the financial statements.	123

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2021 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Net assets consist of:

Paid-in capital	$946,096,674	$393,212,681	$526,487,628

Distributable earnings (accumulated loss)	(84,542,502)	(35,157,352)	53,308,676

	$861,554,172	$358,055,329	$579,796,304

Net assets attributable to:

Class III	$598,700,904	$30,126,187	$579,796,304

Class VI	$—	$314,086,996	$—

Class R6	$262,853,268	$—	$—

Class I	$—	$13,842,146	$—

Shares outstanding:

Class III	18,530,838	939,466	26,886,524

Class VI	—	9,805,564	—

Class R6	8,138,028	—	—

Class I	—	431,817	—

Net asset value per share:

Class III	$32.31	$32.07	$21.56

Class VI	$—	$32.03	$—

Class R6	$32.30	$—	$—

Class I	$—	$32.06	$—

124	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021

	Consolidated Alternative Allocation Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund
Investment Income:

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$1,997,780	$6,643	$50,945,468	$1,826

Dividends from affiliated issuers (Note 10)	1,258,007	162,406,292	15,435,510	33,093,299

Interest	796,564	203	1,052,831	4,154

Securities lending income from affiliated issuers (net)	—	—	63,923	—

Securities lending income (net)	—	—	80,546	—

Total investment income	4,052,351	162,413,138	67,578,278	33,099,279

Expenses:

Management fee (Note 5)	2,650,899	46,231,517	—	—

Shareholder service fee – Class III (Note 5)	—	4,429,531	—	—

Shareholder service fee – Class IV (Note 5)	—	1,932,090	—	—

Shareholder service fee – Class VI (Note 5)	97,593	—	—	—

Shareholder service fee – Class R6 (Note 5)	599 *	79,500 **	—	—

Shareholder service fee – Class I (Note 5)	407,922	212,899	—	—

Supplemental support fee – Class MF (Note 5)	—	2,032,498	—	—

Audit and tax fees	106,681	28,231	130,008	29,890

Custodian, fund accounting agent and transfer agent fees	371,048	250,742	1,486,669	75,853

Dividend expense on short sales	1,272,906	—	1,258,307	—

Legal fees	29,863	159,898	74,860	23,652

Registration fees	18,407	31,430	952	24,364

Trustees’ fees and related expenses (Note 5)	11,772	273,527	84,977	44,640

Interest expense and borrowing costs for investments sold short (Note 2)	544,765	—	623,711	—

Miscellaneous	87,642	61,820	147,712 ***	14,322	****

Total expenses	5,600,097	55,723,683	3,807,196	212,721

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(282,042)	(360,375)	(1,120,136)	(160,685)

Indirectly incurred management fees waived or borne by GMO (Note 5)	(246,555)	(6,414,571)	—	—

Indirectly incurred shareholder service fees waived or borne by GMO (Note 5)	(24,504)	(678,196)	—	—

Net expenses	5,046,996	48,270,541	2,687,060	52,036

Net investment income (loss)	(994,645)	114,142,597	64,891,218	33,047,243

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	19,914,573	—	42,681,645	52

Investments in affiliated issuers	6,983,786	(91,850,980)	63,044,555	35,730,813

Investments in securities sold short	(17,028,725)	—	(18,869,740)	—

Realized gain distributions from affiliated issuers (Note 10)	219,588	151,899,286	63,312,100	22,630,022

Futures contracts	(63,975)	—	(273,976,347)	(19,930,068)

Written options	(3,688,744)	—	(2,599,801)	—

Swap contracts	(15,031,920)	—	(840,063)	—

Forward currency contracts	1,901,858	—	(49,485,818)	(41,917)

Foreign currency and foreign currency related transactions	(350,029)	—	2,390,235	(75,057)

Net realized gain (loss)	(7,143,588)	60,048,306	(174,343,234)	38,313,845

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers	23,467,611	—	294,658,092	(4,499)

Investments in affiliated issuers	5,964,054	80,415,746	2,472,611	72,480,320

Investments in securities sold short	(18,593,164)	—	(32,190,767)	—

Futures contracts	(4,583,416)	—	(25,033,346)	—

Written options	4,140,368	—	(27,359)	—

Swap contracts	(7,156,691)	—	(1,716,620)	—

Forward currency contracts	787,184	—	1,524,124	—

Foreign currency and foreign currency related transactions	90,063	—	29,940	—

Net change in unrealized appreciation (depreciation)	4,116,009	80,415,746	239,716,675	72,475,821

Net realized and unrealized gain (loss)	(3,027,579)	140,464,052	65,373,441	110,789,666

Net increase (decrease) in net assets resulting from operations	$(4,022,224)	$254,606,649	$130,264,659	$143,836,909

(a) Withholding tax:	$17,105	$—	$5,218,544	$—

(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$(2,535)	$—
*	Period from July 31, 2020 (commencement of operations) through February 28, 2021.
**	Period from May 1, 2020 (commencement of operations) through February 28, 2021.
***	Includes $130,183 of pricing expenses.
****	Includes $5,393 of printing expenses.

See accompanying notes to the financial statements.	125

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund		Consolidated Implementation Fund	International Developed Equity Allocation Fund
Investment Income:

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$87	$664		$159,964,601	$162

Dividends from affiliated issuers (Note 10)	2,468,498	51,274,097		—	9,606,514

Interest	—	12		24,475,552	5

Securities lending income from affiliated issuers (net)	—	—		224,128	—

Securities lending income (net)	—	—		237,456	—

Total investment income	2,468,585	51,274,773		184,901,737	9,606,681

Expenses:

Audit and tax fees	26,143	23,445		263,500	30,196

Custodian, fund accounting agent and transfer agent fees	4,760	63,462		3,059,991	32,519

Dividend expense on short sales	—	—		6,795,814	—

Legal fees	1,002	34,535		244,381	4,793

Registration fees	2,286	5,680		952	544

Trustees’ fees and related expenses (Note 5)	2,602	53,430		230,280	9,216

Interest expense and borrowing costs for investments sold short (Note 2)	—	—		2,229,358	—

Miscellaneous	6,205 *	14,477	**	218,609 ***	8,316	****

Total expenses	42,998	195,029		13,042,885	85,584

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(40,002)	(134,720)		(3,488,423)	(75,217)

Indirectly incurred management fees waived or borne by GMO (Note 5)	—	—		(20,773)	—

Net expenses	2,996	60,309		9,533,689	10,367

Net investment income (loss)	2,465,589	51,214,464		175,368,048	9,596,314

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—	—		250,848,038	—

Investments in affiliated issuers	(887,471)	41,840,201		121,961	1,577,299

Investments in securities sold short	—	—		(69,812,793)	—

Realized gain distributions from affiliated issuers (Note 10)	2,151,244	35,444,714		—	2,968

Futures contracts	—	—		(692,577,400)	—

Written options	—	—		(19,128,316)	—

Swap contracts	—	—		(6,530,772)	—

Forward currency contracts	—	—		(121,475,116)	—

Foreign currency and foreign currency related transactions	—	—		4,731,409	—

Net realized gain (loss)	1,263,773	77,284,915		(653,822,989)	1,580,267

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—	—		739,575,871	—

Investments in affiliated issuers	14,596,077	249,758,702		(11,987)	30,626,653

Investments in securities sold short	—	—		(145,246,599)	—

Futures contracts	—	—		(66,070,192)	—

Written options	—	—		11,496,837	—

Swap contracts	—	—		(35,016,085)	—

Forward currency contracts	—	—		7,195,840	—

Foreign currency and foreign currency related transactions	—	—		15,354	—

Net change in unrealized appreciation (depreciation)	14,596,077	249,758,702		511,939,039	30,626,653

Net realized and unrealized gain (loss)	15,859,850	327,043,617		(141,883,950)	32,206,920

Net increase (decrease) in net assets resulting from operations	$18,325,439	$378,258,081		$33,484,098	$41,803,234

(a) Withholding tax:	$—	$—		$15,668,115	$—

(b) Foreign capital gains tax on net realized gain (loss):	$—	$—		$(1,143)	$—

(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$—		$431,051	$—
*	Includes $5,194 of printing expenses.
**	Includes $6,042 of printing expenses.
***	Includes $147,554 of pricing expenses.
****	Includes $5,476 of printing expenses.

126	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2021 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Investment Income:

Dividends from affiliated issuers (Note 10)	$34,018,042	$—	$14,773,060

Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	462	28,166	4,081,671

Interest	—	2,952,240	429,654

Total investment income	34,018,504	2,980,406	19,284,385

Expenses:

Management fee (Note 5)	—	3,421,309	—

Shareholder service fee – Class III (Note 5)	—	33,573	—

Shareholder service fee – Class VI (Note 5)	—	207,274	—

Shareholder service fee – Class I (Note 5)	—	4,894 **	—

Audit and tax fees	23,445	77,446	48,151

Custodian, fund accounting agent and transfer agent fees	63,376	117,511	332,560

Dividend expense on short sales	—	—	307,534

Legal fees	17,573	18,249	18,166

Registration fees	25,290	17,360	3,142

Trustees’ fees and related expenses (Note 5)	27,786	16,709	24,785

Interest expense and borrowing costs for investments sold short (Note 2)	—	—	175,166

Miscellaneous	7,290 *	69,659	69,998 ***

Total expenses	164,760	3,983,984	979,502

Fees and expenses reimbursed and/or waived by GMO (Note 5)	(133,674)	(285,653)	(449,859)

Net expenses	31,086	3,698,331	529,643

Net investment income (loss)	33,987,418	(717,925)	18,754,742

Realized and unrealized gain (loss):

Net realized gain (loss) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(d)	—	4,162,792	15,327,136

Investments in affiliated issuers	(20,372,196)	—	17,141,623

Investments in securities sold short	—	—	(6,081,780)

Realized gain distributions from affiliated issuers (Note 10)	11,379	—	9,560,242

Futures contracts	—	46,553,870	(17,103,196)

Written options	—	—	(547,350)

Swap contracts	—	—	(3,124,212)

Forward currency contracts	—	3,549,647	(647,889)

Foreign currency and foreign currency related transactions	—	(876,870)	63,596

Net realized gain (loss)	(20,360,817)	53,389,439	14,588,170

Change in net unrealized appreciation (depreciation) on:

Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—	(3,946,489)	34,400,309

Investments in affiliated issuers	133,302,879	—	40,259,614

Investments in securities sold short	—	—	(9,077,914)

Futures contracts	—	(17,494,044)	—

Written options	—	—	(5,760)

Swap contracts	—	—	894,201

Forward currency contracts	—	1,324,237	—

Foreign currency and foreign currency related transactions	—	137,130	18,953

Net change in unrealized appreciation (depreciation)	133,302,879	(19,979,166)	66,489,403

Net realized and unrealized gain (loss)	112,942,062	33,410,273	81,077,573

Net increase (decrease) in net assets resulting from operations	$146,929,480	$32,692,348	$99,832,315

(a) Withholding tax:	$—	$—	$334,161

(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$21,938

(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$—	$103,329
*	Includes $3,029 of printing expenses.
**	Period from September 23, 2020 (commencement of operations) through February 28, 2021.
***	Includes $60,649 of pricing expenses.

See accompanying notes to the financial statements.	127

GMO Trust Funds

Statements of Changes in Net Assets

	Consolidated Alternative Allocation Fund		Benchmark-Free Allocation Fund(a)
	Year Ended February 28, 2021	Period from May 1, 2019 (commencement of operations) through February 29, 2020	Year Ended February 28/29,
			2021		2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$(994,645)	$1,415,144	$114,142,597		$322,250,716

Net realized gain (loss)	(7,143,588)	35,517	60,048,306		82,640,517

Change in net unrealized appreciation (depreciation)	4,116,009	(2,674,806)	80,415,746		(341,926,780)

Net increase (decrease) in net assets from operations	(4,022,224)	(1,224,145)	254,606,649		62,964,453

Distributions to shareholders:

Class III	—	—	(104,307,810)		(131,407,420)

Class IV	—	—	(71,760,959)		(82,564,617)

Class VI	(5,356,980)	(4,899,582)	—		—

Class MF	—	—	(69,378,466)		(108,452,767)

Class R6	(9,953)*	—	(1,488,297	)***	—

Class I	(4,350,593)	(443,533)**	(4,256,750)		(2,367,100	)****

Total distributions	(9,717,526)	(5,343,115)	(251,192,282)		(324,791,904)

Net share transactions (Note 9):

Class III	—	—	(1,549,777,251)		(753,562,440)

Class IV	—	—	(144,019,491)		(579,993,431)

Class VI	37,929,124	206,323,583	—		—

Class MF	—	—	(1,092,603,160)		(1,017,495,098)

Class R6	487,583 *	—	308,687,885	***	—

Class I	239,618,890	35,284,837 **	222,508,366		103,318,200	****

Increase (decrease) in net assets resulting from net share transactions	278,035,597	241,608,420	(2,255,203,651)		(2,247,732,769)

Total increase (decrease) in net assets	264,295,847	235,041,160	(2,251,789,284)		(2,509,560,220)

Net assets:

Beginning of period	235,041,160	—	8,796,787,119		11,306,347,339

End of period	$499,337,007	$235,041,160	$6,544,997,835		$8,796,787,119

(a)	See Note 11 for discussion of reorganization.
*	Period from July 31, 2020 (commencement of operations) through February 28, 2021.
**	Period from September 4, 2019 (commencement of operations) through February 29, 2020.
***	Period from May 1, 2020 (commencement of operations) through February 28, 2021
****	Period from August 8, 2019 (commencement of operations) through February 29, 2020.

128	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Benchmark-Free Fund		Global Asset Allocation Fund(a)
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$64,891,218	$104,531,054	$33,047,243	$58,404,101

Net realized gain (loss)	(174,343,234)	(9,059,878)	38,313,845	21,602,440

Change in net unrealized appreciation (depreciation)	239,716,675	(74,483,051)	72,475,821	(918,266)

Net increase (decrease) in net assets from operations	130,264,659	20,988,125	143,836,909	79,088,275

Distributions to shareholders:

Class III	(71,248,951)	(110,241,387)	(38,839,616)	(67,351,522)

Class R6	—	—	(1,148,742)	(527,446)*

Total distributions	(71,248,951)	(110,241,387)	(39,988,358)	(67,878,968)

Net share transactions (Note 9):

Class III	(484,449,320)	(492,548,074)	(950,346,978)	(382,139,553)

Class R6	—	—	164,512,376	18,611,818 *

Class I	—	—	20,705,602 **	—

Increase (decrease) in net assets resulting from net share transactions	(484,449,320)	(492,548,074)	(765,129,000)	(363,527,735)

Total increase (decrease) in net assets	(425,433,612)	(581,801,336)	(661,280,449)	(352,318,428)

Net assets:

Beginning of period	2,583,929,654	3,165,730,990	1,557,410,058	1,909,728,486

End of period	$2,158,496,042	$2,583,929,654	$896,129,609	$1,557,410,058

(a)	See Note 11 for discussion of reorganization.
*	Period from September 30, 2019 (commencement of operations) through February 29, 2020.
**	Period from January 6, 2021 (commencement of operations) through February 28, 2021.

See accompanying notes to the financial statements.	129

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Developed Equity Allocation Fund		Global Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021		2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$2,465,589	$3,330,041	$51,214,464		$53,039,452

Net realized gain (loss)	1,263,773	(4,933,557)	77,284,915		5,760,054

Change in net unrealized appreciation (depreciation)	14,596,077	9,472,867	249,758,702		(13,790,931)

Net increase (decrease) in net assets from operations	18,325,439	7,869,351	378,258,081		45,008,575

Distributions to shareholders:

Class III	(2,967,463)	(10,153,738)	(58,232,912)		(55,610,130)

Class R6	—	—	(227,894	)*	—

Class I	—	—	(64,254	)**	—

Total distributions	(2,967,463)	(10,153,738)	(58,525,060)		(55,610,130)

Net share transactions (Note 9):

Class III	(587,343)	(372,206,442)	(135,640,442)		(171,078,291)

Class R6	—	—	5,755,476	*	—

Class I	—	—	1,969,305	**	—

Increase (decrease) in net assets resulting from net share transactions	(587,343)	(372,206,442)	(127,915,661)		(171,078,291)

Total increase (decrease) in net assets	14,770,633	(374,490,829)	191,817,360		(181,679,846)

Net assets:

Beginning of period	73,382,890	447,873,719	1,456,063,750		1,637,743,596

End of period	$88,153,523	$73,382,890	$1,647,881,110		$1,456,063,750

*	Period from July 15, 2020 (commencement of operations) through February 28, 2021.
**	Period from August 17, 2020 (commencement of operations) through February 28, 2021.

130	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Implementation Fund		International Developed Equity Allocation Fund(a)
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$175,368,048	$296,754,906	$9,596,314	$15,661,862

Net realized gain (loss)	(653,822,989)	(17,401,093)	1,580,267	(22,509,794)

Change in net unrealized appreciation (depreciation)	511,939,039	(225,262,025)	30,626,653	29,860,875

Net increase (decrease) in net assets from operations	33,484,098	54,091,788	41,803,234	23,012,943

Distributions to shareholders:

Core Class	(132,218,180)	(310,939,020)	—	—

Class III	—	—	(9,649,537)	(15,687,875)

Total distributions	(132,218,180)	(310,939,020)	(9,649,537)	(15,687,875)

Net share transactions (Note 9):

Core Class	(1,045,204,818)	(1,594,424,900)	—	—

Class III	—	—	(112,552,246)	(282,691,634)

Class R6	—	—	8,318,148 *	—

Increase (decrease) in net assets resulting from net share transactions	(1,045,204,818)	(1,594,424,900)	(104,234,098)	(282,691,634)

Total increase (decrease) in net assets	(1,143,938,900)	(1,851,272,132)	(72,080,401)	(275,366,566)

Net assets:

Beginning of period	7,114,306,121	8,965,578,253	297,463,345	572,829,911

End of period	$5,970,367,221	$7,114,306,121	$225,382,944	$297,463,345

(a)	See Note 11 for discussion of reorganization.
*	Period from January 22, 2021 (commencement of operations) through February 28, 2021.

See accompanying notes to the financial statements.	131

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Allocation Fund(a)		Consolidated SGM Major Markets Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2021	2020	2021		2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$33,987,418	$37,246,109	$(717,925)		$8,392,098

Net realized gain (loss)	(20,360,817)	(9,324,801)	53,389,439		(29,279,985)

Change in net unrealized appreciation (depreciation)	133,302,879	(10,853,560)	(19,979,166)		4,727,112

Net increase (decrease) in net assets from operations	146,929,480	17,067,748	32,692,348		(16,160,775)

Distributions to shareholders:

Class III	(23,516,204)	(28,289,670)	(605,875)		(496,259)

Class IV	—	—	—		(167,985)**

Class VI	—	—	(7,340,475)		(15,675,471)

Class R6	(10,144,475)	(8,867,347)*	—		—

Class I	—	—	(170,853	)***	—

Total distributions	(33,660,679)	(37,157,017)	(8,117,203)		(16,339,715)

Net share transactions (Note 9):

Class III	(121,597,130)	(259,098,085)	11,338,628		(25,234,742)

Class IV	—	—	—		(22,837,965)**

Class VI	—	—	(542,443,992)		(298,663,476)

Class R6	13,037,294	206,065,739 *	—		—

Class I	—	—	14,188,676	***	—

Increase (decrease) in net assets resulting from net share transactions	(108,559,836)	(53,032,346)	(516,916,688)		(346,736,183)

Total increase (decrease) in net assets	4,708,965	(73,121,615)	(492,341,543)		(379,236,673)

Net assets:

Beginning of period	856,845,207	929,966,822	850,396,872		1,229,633,545

End of period	$861,554,172	$856,845,207	$358,055,329		$850,396,872

(a)	See Note 11 for discussion of reorganization.
*	Period from August 30, 2019 (commencement of operations) through February 29, 2020.
**	For the period July 18, 2019 to February 29, 2020, Class IV had no shareholders.
***	Period from September 23, 2020 (commencement of operations) through February 28, 2021.

132	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Strategic Opportunities Allocation Fund
	Year Ended February 28/29,
	2021	2020
Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$18,754,742	$28,472,605

Net realized gain (loss)	14,588,170	12,372,066

Change in net unrealized appreciation (depreciation)	66,489,403	(16,305,103)

Net increase (decrease) in net assets from operations	99,832,315	24,539,568

Distributions to shareholders:

Class III	(26,956,390)	(42,379,462)

Total distributions	(26,956,390)	(42,379,462)

Net share transactions (Note 9):

Class III	(266,517,298)	(123,870,724)

Increase (decrease) in net assets resulting from net share transactions	(266,517,298)	(123,870,724)

Total increase (decrease) in net assets	(193,641,373)	(141,710,618)

Net assets:

Beginning of period	773,437,677	915,148,295

End of period	$579,796,304	$773,437,677

See accompanying notes to the financial statements.	133

GMO Trust Funds

Statement of Cash Flows — Year Ended February 28, 2021

Consolidated Alternative Allocation Fund
Cash flows from operating activities

Net increase (decrease) in net assets resulting from operations	$(4,022,224)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:

Net change in unrealized (appreciation) depreciation	(4,116,009)

Net realized (gain) loss	7,143,588

Cost of purchased investments held long	(1,184,126,750)

Cost of purchased investments held short	(160,410,843)

Proceeds from sale of investments held long	934,655,518

Proceeds of sales to securities sold short	283,364,967

Net amortization of discount and accretion of premium	795,207

Short-term investments, net	56,913,460

Gain (loss) from derivatives:

Futures contracts	(3,523,885)

Written option contracts	(5,085,311)

Swap contracts	(25,423,364)

Forward currency contracts	1,901,858

Foreign currency and foreign currency related transactions	(259,966)

Change in assets and liabilities:

(Increase) decrease in due from broker	(15,615,282)

(Increase) decrease in dividends and interest receivable	(101,592)

(Increase) decrease in dividend tax withholding	(1,629)

(Increase) decrease in receivable for expenses reimbursed and/or waived by GMO	(12,731)

(Increase) decrease in interest receivable for open OTC swap contracts	(162,873)

(Increase) decrease in receivable for closed swap contracts	278,828

(Increase) decrease in collateral on investments sold short	(165,000,000)

Increase (decrease) in payable to affiliate for:

Management fee	168,676

Shareholder service fee	44,283

Increase (decrease) in foreign currency due to custodian	(829)

Increase (decrease) in due to custodian	2,605,341

Increase (decrease) in dividends and interest payable	322,530

Increase (decrease) in payable to agents unaffiliated with GMO	(13)

Increase (decrease) in payable for closed swap contracts	9,045,268

Increase (decrease) in payable to Trustees and related expenses	(211)

Increase (decrease) in payable for interest on OTC swap contracts	38,972

Increase (decrease) in accrued expenses	25,435

Net Cash Provided by Operating Activities	(270,559,581)

Cash flows from financing activities:

Proceeds from shares sold	419,390,255

Shares repurchased	(148,772,234)

Cash distributions paid	(2,790,560)

Net cash provided by (used in) financing activities	267,827,461

Net increase (decrease) in cash	(2,732,120)

Cash, beginning of year	2,754,648

Cash, end of year	$22,528

134	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED ALTERNATIVE ALLOCATION FUND

	Class VI Shares			Class R6 Shares		Class I Shares
	Year Ended February 28, 2021	Period from May 1, 2019 (commencement of operations) through February 29, 2020		Period from July 31, 2020 (commencement of operations) through February 28, 2021		Year Ended February 28, 2021	Period from September 4, 2019 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$19.45	$20.00		$19.33		$19.44	$20.18

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.02)	0.15		(0.03)		(0.09)	0.10
Net realized and unrealized gain (loss)	0.03 (b)	(0.18)		0.07	(b)	0.04 (b)	(0.33)

Total from investment operations	0.01	(0.03)		0.04		(0.05)	(0.23)

Less distributions to shareholders:
From net investment income	(0.47)	(0.06)		(0.42)		(0.43)	(0.05)
From net realized gains	—	(0.46)		—		—	(0.46)

Total distributions	(0.47)	(0.52)		(0.42)		(0.43)	(0.51)

Net asset value, end of period	$18.99	$19.45		$18.95		$18.96	$19.44

Total Return(c)	0.01%	(0.21	)%**	0.16	%**	(0.30)%	(1.20	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$230,386	$200,812		$478		$268,473	$34,229
Net operating expenses to average daily net assets(d)	0.76%	0.77	%*	0.93	%*	1.02%	1.02	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.49%	0.29	%*	0.53	%*	0.51%	0.23	%*
Total net expenses to average daily net assets(d)	1.25%	1.05	%*	1.46	%*	1.53%	1.25	%*
Net investment income (loss) to average daily net assets(a)	(0.10)%	0.88	%*	(0.26	)%*	(0.44)%	0.98	%*
Portfolio turnover rate(f)	410%	243	%**	410	%**	410%	243	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(g)	0.15%	0.27	%*	0.16	%*	0.15%	0.24	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021 and February 29, 2020, including transactions in USTF, was 411% and 250%, respectively, of the average value of its portfolio.

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	135

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares					Class IV Shares
	Year Ended February 28/29,					Year Ended February 28/29,
	2021	2020	2019	2018	2017	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.53	$26.36	$27.76	$25.78	$23.46	$25.53	$26.35	$27.75	$25.78	$23.46

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40	0.83	0.82	0.52	0.37	0.43	0.83	0.88	0.58	0.40
Net realized and unrealized gain (loss)	0.98	(0.75)	(1.30)	2.12	2.35	0.96	(0.73)	(1.35)	2.06	2.33

Total from investment operations	1.38	0.08	(0.48)	2.64	2.72	1.39	0.10	(0.47)	2.64	2.73

Less distributions to shareholders:
From net investment income	(0.78)	(0.90)	(0.90)	(0.66)	(0.40)	(0.80)	(0.91)	(0.91)	(0.67)	(0.41)
From net realized gains	(0.16)	(0.01)	(0.02)	—	—	(0.16)	(0.01)	(0.02)	—	—

Total distributions	(0.94)	(0.91)	(0.92)	(0.66)	(0.40)	(0.96)	(0.92)	(0.93)	(0.67)	(0.41)

Net asset value, end of period	$25.97	$25.53	$26.36	$27.76	$25.78	$25.96	$25.53	$26.35	$27.75	$25.78

Total Return(b)	5.60%	0.11%	(1.55)%	10.28%	11.66%	5.61%	0.21%	(1.50)%	10.30%	11.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,227,712	$3,785,568	$4,642,211	$5,162,084	$5,248,863	$1,965,528	$2,085,324	$2,737,619	$2,756,005	$2,663,418
Net operating expenses to average daily net assets(c)	0.70%	0.66%	0.65%	0.65%	0.65%	0.66%	0.61%	0.60%	0.60%	0.60%
Net investment income (loss) to average daily net assets(a)	1.59%	3.12%	3.07%	1.93%	1.46%	1.73%	3.12%	3.29%	2.13%	1.61%
Portfolio turnover rate	20%	10%	18%	9%	7%	20%	10%	18%	9%	7%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.11%	0.15%	0.15%	0.16%	0.15%	0.10%	0.15%	0.15%	0.16%	0.15%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (e)	$0.01	$0.02	$—	$—	$0.00 (e)	$0.01	$0.02

	Class MF Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.55	$26.38	$27.77	$25.80	$23.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.38	0.83	0.77	0.56	0.35
Net realized and unrealized gain (loss)	1.01	(0.74)	(1.23)	2.08	2.39

Total from investment operations	1.39	0.09	(0.46)	2.64	2.74

Less distributions to shareholders:
From net investment income	(0.79)	(0.91)	(0.91)	(0.67)	(0.41)
From net realized gains	(0.16)	(0.01)	(0.02)	—	—

Total distributions	(0.95)	(0.92)	(0.93)	(0.67)	(0.41)

Net asset value, end of period	$25.99	$25.55	$26.38	$27.77	$25.80

Total Return(b)	5.64%	0.16%	(1.47)%	10.29%	11.76%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,716,252	$2,827,442	$3,926,518	$5,622,091	$5,858,177
Net operating expenses to average daily net assets(c)	0.65%	0.61%	0.60%	0.60%	0.60	%(d)
Net investment income (loss) to average daily net assets(a)	1.54%	3.12%	2.88%	2.06%	1.38%
Portfolio turnover rate	20%	10%	18%	9%	7%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.11%	0.15%	0.15%	0.16%	0.16%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (f)	$0.01	$0.02
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Class MF net expenses include a supplemental support fee reduction (Note 5).
(e)	Ratios include indirect fees waived or borne by GMO.
(f)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

136	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class R6 Shares		Class I Shares
	Period from May 1, 2020 (commencement of operations) through February 28, 2021		Year Ended February 28, 2021	Period from August 8, 2019 (commencement of operations) through February 29, 2020
Net asset value, beginning of period	$23.95		$25.52	$26.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.24		0.33	1.10
Net realized and unrealized gain (loss)	2.72		1.02	(0.93)

Total from investment operations	2.96		1.35	0.17

Less distributions to shareholders:
From net investment income	(0.80)		(0.76)	(0.89)
From net realized gains	(0.16)		(0.16)	—

Total distributions	(0.96)		(0.92)	(0.89)

Net asset value, end of period	$25.95		$25.95	$25.52

Total Return(b)	12.55	%**	5.47%	0.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$310,687		$324,819	$98,453
Net expenses to average daily net assets(c)	0.74	%*	0.81%	0.74	%*
Net investment income (loss) to average daily net assets(a)	1.16	%*	1.30%	7.22	%*
Portfolio turnover rate	20	%**	20%	10	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.08	%*	0.10%	0.15	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	137

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28/29,
	2021	2020	2019	2018		2017
Net asset value, beginning of period	$18.88	$19.56	$20.91	$18.95		$17.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.52	0.72	0.58	0.46		0.43
Net realized and unrealized gain (loss)	0.71	(0.59)	(1.21)	2.10		2.01

Total from investment operations	1.23	0.13	(0.63)	2.56		2.44

Less distributions to shareholders:
From net investment income	(0.63)	(0.81)	(0.72)	(0.60)		(0.49)

Total distributions	(0.63)	(0.81)	(0.72)	(0.60)		(0.49)

Net asset value, end of period	$19.48	$18.88	$19.56	$20.91		$18.95

Total Return(b)	6.64%	0.41%	(2.80)%	13.59%		14.52%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,158,496	$2,583,930	$3,165,731	$4,486,489		$4,394,260
Net operating expenses to average daily net assets(c)	0.04%	0.02%	0.02%	0.02%		0.01%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.08%	0.03%	0.04%	0.00	%(d)	0.00	%(d)
Total net expenses to average daily net assets(c)	0.12%	0.05%	0.06%	0.02%		0.01%
Net investment income (loss) to average daily net assets(a)	2.86%	3.64%	2.92%	2.29%		2.37%
Portfolio turnover rate(f)	145%	50%	59%	78%		83%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.04%	0.03%	0.03%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (g)	$0.01		$0.00	(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Rounds to less than 0.01%.
(e)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 151%, 52%, 59%, 81% and 86%, respectively, of the average value of its portfolio.

(g)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

138	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares										Class R6 Shares				Class I Shares
	Year Ended February 28/29,										Year Ended February 28, 2021		Period from September 30, 2019 (commencement of operations) through February 29, 2020		Period from January 6, 2021 (commencement of operations) through February 28, 2021
	2021		2020		2019		2018		2017(a)
Net asset value, beginning of period	$31.50		$31.47		$33.31		$30.48		$27.60		$31.50		$32.56		$34.71

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.88		1.08		1.02		0.73		0.61		0.93		0.86		(0.01)
Net realized and unrealized gain (loss)	3.91		0.29		(1.74)		2.93		3.00		3.87		(0.71)		0.22

Total from investment operations	4.79		1.37		(0.72)		3.66		3.61		4.80		0.15		0.21

Less distributions to shareholders:
From net investment income	(1.37)		(1.34)		(1.12)		(0.83)		(0.73)		(1.37)		(1.21)		—
From net realized gains	—		—		—		—		—		—		—		—

Total distributions	(1.37)		(1.34)		(1.12)		(0.83)		(0.73)		(1.37)		(1.21)		—

Net asset value, end of period	$34.92		$31.50		$31.47		$33.31		$30.48		$34.93		$31.50		$34.92

Total Return(c)	15.39%		4.12%		(1.96)%		12.04%		13.21%		15.42%		0.22	%**	0.61	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$692,580		$1,539,522		$1,909,728		$2,475,605		$2,423,945		$183,052		$17,888		$20,497
Net operating expenses to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%		0.00	%(e)	0.11%
Net investment income (loss) to average daily net assets(b)	2.78%		3.32%		3.17%		2.24%		2.06%		2.78%		6.23	%*	(0.10	)%*
Portfolio turnover rate	30	%(f)	27	%(f)	21	%(f)	20	%(f)	19	%(f)	30	%(f)	27	%(f)**	30	%(f)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%		0.02%		0.01	%*	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$0.00	(g)	$0.01		$0.02		$—		$—		$—

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 41%, 28%, 24%, 22% and 18%, respectively, of the average value of its portfolio.

(g)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	139

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.87	$21.20	$22.88	$19.60	$17.40

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.75	0.25	0.57	0.42	0.52
Net realized and unrealized gain (loss)	5.12	0.42	(1.67)	3.55	2.87

Total from investment operations	5.87	0.67	(1.10)	3.97	3.39

Less distributions to shareholders:
From net investment income	(0.95)	(0.74)	(0.58)	(0.69)	(0.55)
From net realized gains	—	(0.26)	—	—	(0.64)

Total distributions	(0.95)	(1.00)	(0.58)	(0.69)	(1.19)

Net asset value, end of period	$25.79	$20.87	$21.20	$22.88	$19.60

Total Return(b)	28.41%	2.87%	(4.58)%	20.39%	20.03%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$88,154	$73,383	$447,874	$469,283	$992,260
Net expenses to average daily net assets(c)(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.39%	1.16%	2.62%	1.99%	2.78%
Portfolio turnover rate	25%	21%	6%	5%	29%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%	0.03%	0.02%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (e)	$0.02	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Rounds to less than 0.01%.
(e)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

140	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares										Class R6 Shares		Class I Shares
	Year Ended February 28/29,										Period from July 15, 2020 (commencement of operations) through February 28, 2021		Period from August, 17 2020 (commencement of operations) through February 28, 2021 (Unaudited)
	2021		2020		2019		2018		2017(a)
Net asset value, beginning of period	$24.37		$24.63		$26.86		$22.84		$19.71		$25.19		$26.14

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.88		0.83		0.65		0.68		0.57		0.81		0.90
Net realized and unrealized gain (loss)	5.75		(0.16)		(2.18)		4.11		3.67		4.96		3.91

Total from investment operations	6.63		0.67		(1.53)		4.79		4.24		5.77		4.81

Less distributions to shareholders:
From net investment income	(1.09)		(0.93)		(0.70)		(0.77)		(0.70)		(1.05)		(1.04)
From net realized gains	—		—		—		—		(0.41)		—		—

Total distributions	(1.09)		(0.93)		(0.70)		(0.77)		(1.11)		(1.05)		(1.04)

Net asset value, end of period	$29.91		$24.37		$24.63		$26.86		$22.84		$29.91		$29.91

Total Return(c)	27.51%		2.36%		(5.43)%		21.06%		21.93%		23.14	%**	18.64	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,638,868		$1,456,064		$1,637,744		$2,328,921		$2,206,818		$6,781		$2,233
Net expenses to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)*	0.10	%*
Net investment income (loss) to average daily net assets(b)	3.44%		3.26%		2.56%		2.67%		2.63%		4.70	%*	5.95	%*
Portfolio turnover rate	20%		20%		11%		14%		27%		20	%**	20	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%		0.01	%*	0.01	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$0.00	(f)	$0.01		$0.02	(a)	$—		$—

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Rounds to less than 0.01%.
(f)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	141

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED IMPLEMENTATION FUND

	Core Shares
	Year Ended February 28/29,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$12.74		$13.22		$14.09		$13.06		$11.80

Income (loss) from investment operations:
Net investment income (loss)†	0.35	(a)	0.49	(a)	0.40		0.33		0.27
Net realized and unrealized gain (loss)	(0.11)		(0.43)		(0.69)		1.11		1.24

Total from investment operations	0.24		0.06		(0.29)		1.44		1.51

Less distributions to shareholders:(b)
From net investment income	(0.28)		(0.54)		(0.58)		(0.41)		(0.25)

Total distributions	(0.28)		(0.54)		(0.58)		(0.41)		(0.25)

Net asset value, end of period	$12.70		$12.74		$13.22		$14.09		$13.06

Total Return(c)	1.95%		0.25%		(1.88)%		11.12%		12.88%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,970,367		$7,114,306		$8,965,578		$11,505,699		$11,226,684
Net operating expenses to average daily net assets	0.01	%(e)	0.00	%(d)(e)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Interest and/or dividend expenses to average daily net assets(f)	0.15%		0.06%		0.10%		0.04%		0.05%
Total net expenses to average daily net assets	0.16	%(e)	0.06	%(e)	0.10%		0.04%		0.05%
Net investment income (loss) to average daily net assets	2.89	%(a)	3.65	%(a)	2.95%		2.44%		2.11%
Portfolio turnover rate	189	%(g)	97	%(g)	112%		146%		142%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06	%(h)	0.05	%(h)	0.04%		0.04%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$0.00	(i)	$0.01		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	Distributions to shareholders were not required to be made for periods prior to July 1, 2015, the date on which the Fund elected to be treated as a corporation for U.S. federal income purposes.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Ratio is less than 0.01%.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021 and February 29, 2020, including transactions in USTF, was 196% and 100%, respectively, of the average value of its portfolio.

(h)	Ratio includes indirect fees waived or borne by GMO.
(i)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

142	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares					Class R6 Shares
	Year Ended February 28/29,					Period from January 22, 2021 (commencement of operations) through February 28, 2021
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.52	$14.75	$17.32	$14.72	$13.05	$17.08

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.61	0.49	0.51	0.53	0.45	(0.00	)(e)
Net realized and unrealized gain (loss)	2.56	(0.12)	(2.56)	2.61	1.79	(0.13)

Total from investment operations	3.17	0.37	(2.05)	3.14	2.24	(0.13)

Less distributions to shareholders:
From net investment income	(0.74)	(0.60)	(0.52)	(0.54)	(0.57)	—
From net realized gains	—	—	—	—	—	—

Total distributions	(0.74)	(0.60)	(0.52)	(0.54)	(0.57)	—

Net asset value, end of period	$16.95	$14.52	$14.75	$17.32	$14.72	$16.95

Total Return(b)	22.02%	2.14%	(11.57)%	21.41%	17.37%	(0.76	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,129	$297,463	$572,830	$664,867	$601,792	$8,254
Net expenses to average daily net assets(c)(d)	0.00%	0.00%	0.00%	0.00%	0.00%	0.01	%*
Net investment income (loss) to average daily net assets(a)	4.20%	3.25%	3.25%	3.20%	3.14%	(0.01	)%*
Portfolio turnover rate	17%	11%	8%	5%	10%	17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.02%	0.02%	0.01%	0.01%	0.05	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (e)	$0.00 (e)	$0.01	$—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Rounds to less than 0.01%.
(e)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	143

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares					Class R6 Shares
	Year Ended February 28/29,					Year Ended February 28, 2021	Period from August 30, 2019 (commencement of operations) through February 29, 2020
	2021	2020	2019	2018	2017(a)
Net asset value, beginning of period	$27.45	$28.09	$32.62	$27.49	$23.40	$27.44	$27.07

Income (loss) from investment operations:
Net investment income (loss)(b)†	1.24	1.02	0.91	0.93	0.84	1.29	1.14
Net realized and unrealized gain (loss)	4.91	(0.46)	(4.47)	5.19	4.15	4.86	0.33

Total from investment operations	6.15	0.56	(3.56)	6.12	4.99	6.15	1.47

Less distributions to shareholders:
From net investment income	(1.29)	(1.20)	(0.97)	(0.99)	(0.90)	(1.29)	(1.10)
From net realized gains	—	—	—	—	—	—	—

Total distributions	(1.29)	(1.20)	(0.97)	(0.99)	(0.90)	(1.29)	(1.10)

Net asset value, end of period	$32.31	$27.45	$28.09	$32.62	$27.49	$32.30	$27.44

Total Return(c)	22.67%	1.62%	(10.69)%	22.38%	21.57%	22.68%	5.04	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$598,701	$646,622	$929,967	$1,151,327	$1,085,803	$262,853	$210,223
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00	%*
Net investment income (loss) to average daily net assets(b)	4.40%	3.55%	3.09%	3.00%	3.20%	4.56%	7.83	%*
Portfolio turnover rate	16%	7%	8%	12%	7%	16%	7	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.01%	0.01%	0.01%	0.01%	0.02%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (f)	$0.02	$0.02	$—	$—

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Rounds to less than 0.01%.
(f)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

144	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SGM MAJOR MARKETS FUND

	Class III Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2021	2020	2019		2018		2017		2021	2020	2019		2018		2017
Net asset value, beginning of period	$31.13	$32.17	$31.87		$32.68		$33.25		$31.07	$32.11	$31.78		$32.57		$33.26

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.09)	0.27	0.31		0.24		(0.21)		(0.06)	0.25	0.33		0.05		(0.16)
Net realized and unrealized gain (loss)	1.81	(0.83)	0.11	(b)	0.23		1.87		1.80	(0.77)	0.13	(b)	0.44		1.85

Total from investment operations	1.72	(0.56)	0.42		0.47		1.66		1.74	(0.52)	0.46		0.49		1.69

Less distributions to shareholders:
From net investment income	(0.03)	(0.48)	(0.12)		—		(1.01)		(0.03)	(0.52)	(0.13)		—		(1.16)
From net realized gains	(0.75)	—	—		(1.28)		(1.22)		(0.75)	—	—		(1.28)		(1.22)

Total distributions	(0.78)	(0.48)	(0.12)		(1.28)		(2.23)		(0.78)	(0.52)	(0.13)		(1.28)		(2.38)

Net asset value, end of period	$32.07	$31.13	$32.17		$31.87		$32.68		$32.03	$31.07	$32.11		$31.78		$32.57

Total Return(c)	5.48%	(1.74)%	1.32%		1.44%		5.12%		5.56%	(1.65)%	1.47%		1.50%		5.22%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,126	$18,527	$45,409		$26,630		$6,117		$314,087	$831,870	$1,161,238		$1,843,748		$1,446,445
Net expenses to average daily net assets(d)	1.01%	1.01%	1.00%		1.00%		1.00%		0.91%	0.91%	0.91%		0.91%		0.91%
Net investment income (loss) to average daily net assets(a)	(0.27)%	0.85%	0.97%		0.75%		(0.61)%		(0.17)%	0.79%	1.04%		0.16%		(0.47)%
Portfolio turnover rate	76%	46%	49	%(e)	106	%(e)	15	%(e)	76%	46%	49	%(e)	106	%(e)	15	%(e)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.05%	0.04%		0.03%		0.04%		0.07%	0.04%	0.04%		0.03%		0.04%

	Class I Shares
	Period from September 23, 2020 (commencement of operations) through February 28, 2021
Net asset value, beginning of period	$32.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.04)
Net realized and unrealized gain (loss)	0.48

Total from investment operations	0.44

Less distributions to shareholders:
From net investment income	—
From net realized gains	(0.75)

Total distributions	(0.75)

Net asset value, end of period	$32.06

Total Return(c)	1.30	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,842
Net expenses to average daily net assets(d)	1.11	%*
Net investment income (loss) to average daily net assets(a)	(0.28	)%*
Portfolio turnover rate	76	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.14	%*
(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and underlying funds , if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 75%, 51% and 47%, respectively, of the average value of its portfolio.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	145

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2021	2020	2019	2018		2017
Net asset value, beginning of period	$18.98	$19.48	$22.08	$19.76		$17.43

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.54	0.67	0.62	0.58		0.51
Net realized and unrealized gain (loss)	2.93	(0.11)	(1.45)	2.39		2.36

Total from investment operations	3.47	0.56	(0.83)	2.97		2.87

Less distributions to shareholders:
From net investment income	(0.71)	(0.77)	(0.67)	(0.63)		(0.53)
From net realized gains	(0.18)	(0.29)	(1.10)	(0.02)		(0.01)

Total distributions	(0.89)	(1.06)	(1.77)	(0.65)		(0.54)

Net asset value, end of period	$21.56	$18.98	$19.48	$22.08		$19.76

Total Return(b)	18.66%	2.57%	(3.45)%	15.10%		16.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$579,796	$773,438	$915,148	$1,302,441		$2,016,999
Net operating expenses to average daily net assets(c)	0.01%	0.01%	0.01%	0.00	%(d)	0.00	%(d)
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	0.07%	0.03%	0.03%	—		—
Total net expenses to average daily net assets(c)	0.08%	0.04%	0.04%	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	2.85%	3.35%	3.01%	2.73%		2.69%
Portfolio turnover rate(f)	61%	36%	35%	20%		28%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.03%	0.03%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—	$—	$0.00 (g)	$0.02		$0.00	(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Rounds to less than 0.01%.
(e)

Interest and dividend expense and/or borrowing costs incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, including transactions in USTF, was 80%, 41%, 38%, 25% and 39%, respectively, of the average value of its portfolio.

(g)	Rounds to less than $0.01.
†	Calculated using average shares outstanding throughout the period.

146	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2021

1.	Organization

Each of Alternative Allocation Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, SGM Major Markets Fund and Strategic Opportunities Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest primarily in other GMO Funds and Alternative Allocation Fund, Implementation Fund and SGM Major Markets Fund may also invest in GMO Alternative Allocation SPC Ltd., GMO Implementation SPC Ltd. and GMO Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively. These GMO Funds and wholly-owned subsidiaries are referenced herein as “underlying funds”. As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Alternative Allocation Fund	Not Applicable	Positive total return
Benchmark-Free Allocation Fund	Not Applicable	Positive total return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Bloomberg Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Developed Equity Allocation Fund	MSCI World Index	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI	Total return greater than benchmark
Implementation Fund	Not Applicable	Positive total return, not relative return
International Developed Equity Allocation Fund	MSCI EAFE Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than benchmark
SGM Major Markets Fund	Not Applicable	Long-term total return
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series), 25% Bloomberg Barclays U.S. Aggregate Index)	Total return greater than benchmark

Benchmark-Free Fund, Implementation Fund and Strategic Opportunities Allocation Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

147

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Basis of presentation and principles of consolidation: Alternative Allocation Fund, Implementation Fund and SGM Major Markets Fund

Alternative Allocation Fund, Implementation Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include all of the assets and liabilities of each wholly-owned subsidiary. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2021, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

148

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they may be valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

149

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2021:

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$7,012,471	$—	$7,012,471
Belgium	—	435,400	—	435,400
Canada	1,352,490	—	—	1,352,490
China	285,120	2,754,795	—	3,039,915
Denmark	—	936,762	—	936,762
Finland	—	209,047	—	209,047
France	—	1,558,059	—	1,558,059
Germany	—	1,377,355	—	1,377,355
Hong Kong	—	1,208,355	—	1,208,355
Israel	439,496	—	—	439,496
Italy	—	855,105	—	855,105
Japan	—	5,448,760	—	5,448,760
Netherlands	269,808	1,387,881	—	1,657,689
New Zealand	—	224,642	—	224,642
South Africa	—	344,138	—	344,138
Spain	—	682,361	—	682,361
Sweden	—	348,099	—	348,099
Switzerland	—	574,974	—	574,974
United Kingdom	14,570,173	6,274,975	—	20,845,148
United States	201,392,118	—	—	201,392,118

TOTAL COMMON STOCKS	218,309,205	31,633,179	—	249,942,384

Preferred Stocks
Germany	—	376,160	—	376,160

TOTAL PREFERRED STOCKS	—	376,160	—	376,160

Rights/Warrants
United States	—	—	146,362	146,362

TOTAL RIGHTS/WARRANTS	—	—	146,362	146,362

Investment Funds
United States	41,040,275	—	10,681,155	51,721,430

TOTAL INVESTMENT FUNDS	41,040,275	—	10,681,155	51,721,430

Debt Obligations
United States	80,006,810	63,008,496	—	143,015,306
United States Virgin Islands	—	3,377,266	—	3,377,266

TOTAL DEBT OBLIGATIONS	80,006,810	66,385,762	—	146,392,572

Mutual Funds
United States	29,192,704	—	—	29,192,704

TOTAL MUTUAL FUNDS	29,192,704	—	—	29,192,704

Short-Term Investments	25,386,986	156,168	—	25,543,154
Purchased Options	—	8,015	—	8,015

Total Investments	393,935,980	98,559,284	10,827,517	503,322,781

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	3,652,827	—	3,652,827
Futures Contracts
Equity Risk	2,057,148	105,981	—	2,163,129
Interest Rate Risk	435,260	—	—	435,260
Swap Contracts
Credit Risk	—	2,594,506	—	2,594,506
Equity Risk	—	1,130,823	—	1,130,823
Interest Rate Risk	—	12,136,034	—	12,136,034

Total	$396,428,388	$118,179,455	$10,827,517	$525,435,360

150

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund (continued)
Liability Valuation Inputs
Common Stocks
Australia	$—	$(1,477,017)	$—	$(1,477,017)
Austria	—	(275,944)	—	(275,944)
Canada	(263,748)	—	—	(263,748)
Denmark	—	(54,425)	—	(54,425)
France	—	(2,167,405)	—	(2,167,405)
Germany	—	(2,154,112)	—	(2,154,112)
Ireland	(1,335,045)	—	—	(1,335,045)
Israel	(313,713)	—	—	(313,713)
Italy	—	(843,448)	—	(843,448)
Japan	—	(5,839,938)	—	(5,839,938)
Netherlands	—	(2,067,267)	—	(2,067,267)
New Zealand	—	(240,512)	—	(240,512)
Norway	—	(30,725)	—	(30,725)
Peru	(342,384)	—	—	(342,384)
Singapore	—	(349,181)	—	(349,181)
Spain	—	(1,192,345)	—	(1,192,345)
Sweden	—	(299,018)	—	(299,018)
Switzerland	—	(927,075)	—	(927,075)
United Kingdom	(12,882,622)	(3,315,225)	—	(16,197,847)
United States	(144,894,755)	—	—	(144,894,755)

TOTAL COMMON STOCKS	(160,032,267)	(21,233,637)	—	(181,265,904)

Preferred Stocks
Germany	—	(369,809)	—	(369,809)

TOTAL PREFERRED STOCKS	—	(369,809)	—	(369,809)

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(3,795,482)	—	(3,795,482)
Futures Contracts
Equity Risk	(876,007)	(1,244,743)	—	(2,120,750)
Interest Rate Risk	(1,674,457)	—	—	(1,674,457)
Written Options
Credit Risk	—	(156,106)	—	(156,106)
Equity Risk	(537,880)	(190,225)	—	(728,105)
Swap Contracts
Credit Risk	—	(1,585,192)	—	(1,585,192)
Equity Risk	—	(406,438)	—	(406,438)
Interest Rate Risk	—	(16,246,035)	—	(16,246,035)

Total	$(163,120,611)	$(45,227,667)	$—	$(208,348,278)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$6,543,622,545	$—	$—	$6,543,622,545
Short-Term Investments	6,316,225	—	—	6,316,225
Total Investments	6,549,938,770	—	—	6,549,938,770

Total	$6,549,938,770	$—	$—	$6,549,938,770

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Argentina	$1,112,334	$—	$—	$1,112,334
Australia	—	33,438,076	—	33,438,076

151

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Austria	$—	$123,767	$—		$123,767
Belgium	—	9,612,997	—		9,612,997
Brazil	2,125,565	10,288,078	—		12,413,643
Canada	30,098,798	—	—		30,098,798
Chile	—	38,058	—		38,058
China	38,527,460	237,405,614	11,049		275,944,123
Czech Republic	—	581,472	—		581,472
Denmark	—	10,642,827	—		10,642,827
Egypt	—	63,852	—		63,852
Finland	—	5,366,909	—		5,366,909
France	112,577	36,285,461	—		36,398,038
Germany	—	33,638,179	—		33,638,179
Greece	—	113,924	0	§	113,924
Hong Kong	—	24,045,987	—		24,045,987
Hungary	—	608,775	—		608,775
India	4,955,807	35,189,403	—		40,145,210
Indonesia	—	7,508,640	—		7,508,640
Ireland	747,009	7,335,907	—		8,082,916
Israel	3,673,204	351,769	—		4,024,973
Italy	—	21,833,449	—		21,833,449
Japan	—	276,559,209	—		276,559,209
Kuwait	—	4,170,113	—		4,170,113
Malaysia	—	583,771	—		583,771
Mexico	21,884,972	—	—		21,884,972
Netherlands	3,531,594	32,198,520	—		35,730,114
New Zealand	—	2,362,013	—		2,362,013
Norway	—	10,070,332	—		10,070,332
Pakistan	—	1,075,306	—		1,075,306
Philippines	—	645,346	—		645,346
Poland	—	8,274,983	—		8,274,983
Portugal	—	9,404,269	—		9,404,269
Qatar	—	1,366,897	—		1,366,897
Russia	1,441,154	71,506,186	—		72,947,340
Saudi Arabia	—	934,087	—		934,087
Singapore	—	12,707,729	—		12,707,729
South Africa	—	34,798,395	—		34,798,395
South Korea	1,846,672	51,239,197	—		53,085,869
Spain	—	26,711,946	—		26,711,946
Sweden	—	6,025,803	—		6,025,803
Switzerland	—	11,789,526	—		11,789,526
Taiwan	2,504,317	105,497,723	—		108,002,040
Thailand	—	5,593,748	—		5,593,748
Turkey	—	12,293,931	—		12,293,931
United Arab Emirates	—	3,004,584	—		3,004,584
United Kingdom	2,562,832	84,270,529	—		86,833,361
United States	290,137,781	—	—		290,137,781
Vietnam	—	561,857	—		561,857

TOTAL COMMON STOCKS	405,262,076	1,248,119,144	11,049		1,653,392,269

Preferred Stocks
Brazil	1,553,439	4,286,820	—		5,840,259
Colombia	133,500	—	—		133,500
Germany	—	4,237,466	—		4,237,466
Russia	—	4,786,844	—		4,786,844
South Korea	—	7,583,295	—		7,583,295

152

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Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks (continued)
Taiwan	$—	$95,390	$—	$95,390

TOTAL PREFERRED STOCKS	1,686,939	20,989,815	—	22,676,754

Rights/Warrants
United Kingdom	—	0 §	—	0 §

TOTAL RIGHTS/WARRANTS	—	0 §	—	0 §

Investment Funds
United States	25,635,179	—	—	25,635,179

TOTAL INVESTMENT FUNDS	25,635,179	—	—	25,635,179

Debt Obligations
United States	127,000,195	1,578,469	—	128,578,664

TOTAL DEBT OBLIGATIONS	127,000,195	1,578,469	—	128,578,664

Mutual Funds
United States	305,597,417	—	—	305,597,417

TOTAL MUTUAL FUNDS	305,597,417	—	—	305,597,417

Short-Term Investments	31,962,856	—	—	31,962,856

Total Investments	897,144,662	1,270,687,428	11,049	2,167,843,139

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$1,545,886	$—	$1,545,886
Futures Contracts
Equity Risk	273,943	625,589	—	899,532
Swap Contracts
Equity Risk	—	4,846,267	—	4,846,267
Interest Rate Risk	—	3,730,310	—	3,730,310

Total	$897,418,605	$1,281,435,480	$11,049	$2,178,865,134

Liability Valuation Inputs
Common Stocks
Australia	$—	$(15,172,889)	$—	$(15,172,889)
Austria	—	(2,679,013)	—	(2,679,013)
Canada	(2,567,756)	—	—	(2,567,756)
Denmark	—	(370,008)	—	(370,008)
France	—	(22,427,875)	—	(22,427,875)
Germany	—	(22,771,052)	—	(22,771,052)
Israel	(1,847,421)	—	—	(1,847,421)
Italy	—	(8,186,982)	—	(8,186,982)
Japan	—	(56,622,317)	—	(56,622,317)
Netherlands	—	(6,574,140)	—	(6,574,140)
New Zealand	—	(1,239,261)	—	(1,239,261)
Norway	—	(294,838)	—	(294,838)
Peru	(3,259,781)	—	—	(3,259,781)
Russia	—	(366,733)	—	(366,733)
Singapore	—	(3,657,098)	—	(3,657,098)
Spain	—	(12,236,357)	—	(12,236,357)
Sweden	—	(3,975,639)	—	(3,975,639)
Switzerland	—	(9,780,350)	—	(9,780,350)
United Kingdom	—	(32,321,294)	—	(32,321,294)
United States	(213,963,143)	—	—	(213,963,143)

TOTAL COMMON STOCKS	(221,638,101)	(198,675,846)	—	(420,313,947)

153

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Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Liability Valuation Inputs (continued)
Preferred Stocks
Germany	$—	$(3,419,708)	$—	$(3,419,708)

TOTAL PREFERRED STOCKS	—	(3,419,708)	—	(3,419,708)

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(1,354,468)	—	(1,354,468)
Futures Contracts
Equity Risk	(7,498,661)	(9,664,671)	—	(17,163,332)
Swap Contracts
Equity Risk	—	(498,098)	—	(498,098)
Interest Rate Risk	—	(4,897,574)	—	(4,897,574)

Total	$(229,136,762)	$(218,510,365)	$—	$(447,647,127)

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$895,696,311	$—	$—	$895,696,311
Debt Obligations
Asset-Backed Securities	—	23,348	—	23,348

TOTAL DEBT OBLIGATIONS	—	23,348	—	23,348

Short-Term Investments	600,429	—	—	600,429

Total Investments	896,296,740	23,348	—	896,320,088

Total	$896,296,740	$23,348	$—	$896,320,088

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$88,129,979	$—	$—	$88,129,979
Short-Term Investments	47,867	—	—	47,867

Total Investments	88,177,846	—	—	88,177,846

Total	$88,177,846	$—	$—	$88,177,846

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,647,334,119	$—	$—	$1,647,334,119
Short-Term Investments	607,265	—	—	607,265

Total Investments	1,647,941,384	—	—	1,647,941,384

Total	$1,647,941,384	$—	$—	$1,647,941,384

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,582,346	$—	$—	$3,582,346
Australia	—	97,591,684	—	97,591,684
Austria	—	169,646	—	169,646
Belgium	—	25,336,673	—	25,336,673
Brazil	8,206,367	28,878,242	—	37,084,609
Canada	77,266,014	—	—	77,266,014
Chile	—	68,261	—	68,261
China	98,511,836	642,364,758	38,211	740,914,805
Colombia	13,202	—	—	13,202

154

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Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Czech Republic	$—	$1,428,793	$—	$1,428,793
Denmark	—	30,031,195	—	30,031,195
Egypt	—	207,837	—	207,837
Finland	—	13,845,558	—	13,845,558
France	—	94,845,291	—	94,845,291
Germany	—	89,800,385	—	89,800,385
Greece	—	289,156	—	289,156
Hong Kong	—	60,039,985	—	60,039,985
Hungary	—	1,896,772	—	1,896,772
India	12,437,784	109,651,988	—	122,089,772
Indonesia	—	25,909,161	—	25,909,161
Ireland	1,785,196	17,276,273	—	19,061,469
Israel	10,881,724	424,543	—	11,306,267
Italy	—	60,979,092	—	60,979,092
Japan	—	721,178,210	—	721,178,210
Kuwait	—	12,604,551	—	12,604,551
Malaysia	—	2,194,661	—	2,194,661
Mexico	56,945,576	—	—	56,945,576
Netherlands	10,055,166	86,208,144	199	96,263,509
New Zealand	—	6,820,705	—	6,820,705
Norway	—	21,441,151	—	21,441,151
Pakistan	—	5,131,087	—	5,131,087
Philippines	—	3,444,350	—	3,444,350
Poland	—	23,205,673	—	23,205,673
Portugal	—	23,115,999	—	23,115,999
Qatar	—	8,157,353	—	8,157,353
Russia	2,389,701	200,016,972	—	202,406,673
Saudi Arabia	—	3,015,767	—	3,015,767
Singapore	—	31,798,420	—	31,798,420
South Africa	—	86,031,953	—	86,031,953
South Korea	4,764,011	126,235,210	—	130,999,221
Spain	—	67,046,656	—	67,046,656
Sweden	—	18,187,652	—	18,187,652
Switzerland	—	31,129,475	—	31,129,475
Taiwan	14,250,111	305,108,472	—	319,358,583
Thailand	—	10,605,883	—	10,605,883
Turkey	—	25,303,954	—	25,303,954
United Arab Emirates	—	6,562,807	—	6,562,807
United Kingdom	33,738,602	221,971,318	—	255,709,920
United States	1,108,928,057	—	13,767,769	1,122,695,826
Vietnam	—	2,429,554	—	2,429,554

TOTAL COMMON STOCKS	1,443,755,693	3,349,981,270	13,806,179	4,807,543,142

Preferred Stocks
Brazil	3,706,446	9,980,477	—	13,686,923
Colombia	525,367	—	—	525,367
Germany	—	11,878,018	—	11,878,018
Russia	—	17,622,823	—	17,622,823
South Korea	—	29,680,293	—	29,680,293
Taiwan	—	844,774	—	844,774
United States	—	—	881,040	881,040

TOTAL PREFERRED STOCKS	4,231,813	70,006,385	881,040	75,119,238

155

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Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Australia	$—	$0 §	$—	$0 §
United Kingdom	—	0 §	—	0 §
United States	—	—	737,648	737,648

TOTAL RIGHTS/WARRANTS	—	0 §	737,648	737,648

Investment Funds
United States	50,229,565	—	22,494,300	72,723,865

TOTAL INVESTMENT FUNDS	50,229,565	—	22,494,300	72,723,865

Debt Obligations
Brazil	—	7,619,021	—	7,619,021
Canada	—	1,706,343	—	1,706,343
Israel	—	6,004,380	—	6,004,380
Jamaica	—	2,278,113	6,415,674	8,693,787
Netherlands	—	—	304,846	304,846
Puerto Rico	—	6,320,000	—	6,320,000
United States	470,308,398	162,349,973	34,624,878	667,283,249

TOTAL DEBT OBLIGATIONS	470,308,398	186,277,830	41,345,398	697,931,626

Mutual Funds
United States	35,272,723	—	—	35,272,723

TOTAL MUTUAL FUNDS	35,272,723	—	—	35,272,723

Short-Term Investments	161,063,259	90,367,721	—	251,430,980

Total Investments	2,164,861,451	3,696,633,206	79,264,565	5,940,759,222

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	11,511,187	—	11,511,187
Futures Contracts
Equity Risk	7,728,085	1,768,480	—	9,496,565
Interest Rate Risk	967,278	—	—	967,278
Physical Commodity Contract Risk	194,151	—	—	194,151
Swap Contracts
Equity Risk	—	13,582,779	—	13,582,779
Interest Rate Risk	—	28,524,463	—	28,524,463

Total	$2,173,750,965	$3,752,020,115	$79,264,565	$6,005,035,645

Liability Valuation Inputs
Common Stocks
Australia	$—	$(42,633,855)	$—	$(42,633,855)
Austria	—	(7,554,402)	—	(7,554,402)
Canada	(7,231,855)	—	—	(7,231,855)
Denmark	—	(1,042,372)	—	(1,042,372)
France	—	(63,389,601)	—	(63,389,601)
Germany	—	(65,533,182)	—	(65,533,182)
Ireland	(2,368,534)	—	—	(2,368,534)
Israel	(5,786,262)	—	—	(5,786,262)
Italy	—	(23,025,814)	—	(23,025,814)
Japan	—	(160,823,175)	—	(160,823,175)
Netherlands	—	(21,181,531)	—	(21,181,531)
New Zealand	—	(3,980,808)	—	(3,980,808)
Norway	—	(834,106)	—	(834,106)
Peru	(9,187,304)	—	—	(9,187,304)
Russia	—	(944,186)	—	(944,186)

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Liability Valuation Inputs (continued)
Common Stocks (continued)
Singapore	$—	$(10,186,566)	$—	$(10,186,566)
Spain	—	(34,622,954)	—	(34,622,954)
Sweden	—	(11,181,742)	—	(11,181,742)
Switzerland	—	(28,385,162)	—	(28,385,162)
United Kingdom	(22,980,356)	(92,690,243)	—	(115,670,599)
United States	(800,036,093)	—	—	(800,036,093)

TOTAL COMMON STOCKS	(847,590,404)	(568,009,699)	—	(1,415,600,103)

Preferred Stocks
Germany	—	(9,776,317)	—	(9,776,317)

TOTAL PREFERRED STOCKS	—	(9,776,317)	—	(9,776,317)

Debt Obligations
United States	—	(2,866,765)	—	(2,866,765)

TOTAL DEBT OBLIGATIONS	—	(2,866,765)	—	(2,866,765)

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(10,505,775)	—	(10,505,775)
Futures Contracts
Equity Risk	(17,420,451)	(26,260,870)	—	(43,681,321)
Interest Rate Risk	(4,116,160)	—	—	(4,116,160)
Physical Commodity Contract Risk	(3,119,693)	—	—	(3,119,693)
Swap Contracts
Credit Risk	—	(692,111)	—	(692,111)
Equity Risk	—	(3,482,776)	—	(3,482,776)
Interest Rate Risk	—	(38,510,928)	—	(38,510,928)

Total	$(872,246,708)	$(660,105,241)	$—	$(1,532,351,949)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$225,299,432	$—	$—	$225,299,432
Short-Term Investments	53,755	—	—	53,755

Total Investments	225,353,187	—	—	225,353,187

Total	$225,353,187	$—	$—	$225,353,187

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$861,339,170	$—	$—	$861,339,170
Short-Term Investments	304,576	—	—	304,576

Total Investments	861,643,746	—	—	861,643,746

Total	$861,643,746	$—	$—	$861,643,746

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$313,614,034	$—	$—	$313,614,034

TOTAL DEBT OBLIGATIONS	313,614,034	—	—	313,614,034

Short-Term Investments	32,060,718	3,071,714	—	35,132,432

Total Investments	345,674,752	3,071,714	—	348,746,466

157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Consolidated SGM Major Markets Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$263,394	$—		$263,394
Futures Contracts
Equity Risk	4,805,177	194,693	—		4,999,870
Interest Rate Risk	709,437	—	—		709,437
Physical Commodity Contract Risk	148,089	—	—		148,089

Total	$351,337,455	$3,529,801	$—		$354,867,256

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,844,072)	$—		$(1,844,072)
Futures Contracts
Equity Risk	(1,773,070)	(2,375,811)	—		(4,148,881)
Interest Rate Risk	(3,111,472)	—	—		(3,111,472)
Physical Commodity Contract Risk	(2,364,783)	—	—		(2,364,783)

Total	$(7,249,325)	$(4,219,883)	$—		$(11,469,208)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$6,824,593	$—		$6,824,593
Belgium	—	2,430,024	—		2,430,024
Canada	6,041,957	—	—		6,041,957
China	506,880	6,311,368	—		6,818,248
Denmark	—	2,715,383	—		2,715,383
Finland	—	1,520,855	—		1,520,855
France	—	8,014,726	—		8,014,726
Germany	—	7,706,776	—		7,706,776
Greece	—	17,653	—		17,653
Hong Kong	—	4,956,815	—		4,956,815
India	—	2,305,307	—		2,305,307
Indonesia	—	49,933	—		49,933
Ireland	—	1,750,909	—		1,750,909
Israel	920,448	40,673	—		961,121
Italy	—	5,693,866	—		5,693,866
Japan	—	58,780,558	—		58,780,558
Malta	—	—	0	§	0 §
Mexico	1,511,107	—	—		1,511,107
Netherlands	872,058	6,514,849	—		7,386,907
New Zealand	—	574,399	—		574,399
Norway	—	2,292,049	—		2,292,049
Portugal	—	1,473,521	—		1,473,521
Russia	—	1,046,167	—		1,046,167
Singapore	—	2,573,282	—		2,573,282
South Africa	—	706,927	—		706,927
South Korea	—	143,275	—		143,275
Spain	—	5,757,410	—		5,757,410
Sweden	—	992,032	—		992,032
Switzerland	—	1,506,037	—		1,506,037
Taiwan	—	452,499	—		452,499

158

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Description	Level 1	Level 2	Level 3		Total
Strategic Opportunities Allocation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
United Kingdom	$—	$19,830,980	$—		$19,830,980
United States	67,731,901	—	—		67,731,901

TOTAL COMMON STOCKS	77,584,351	152,982,866	0	§	230,567,217

Preferred Stocks
Brazil	—	719,342	—		719,342
Germany	—	1,112,541	—		1,112,541

TOTAL PREFERRED STOCKS	—	1,831,883	—		1,831,883

Rights/Warrants
United Kingdom	—	0 §	—		0 §

TOTAL RIGHTS/WARRANTS	—	0 §	—		0 §

Mutual Funds
United States	340,982,404	—	—		340,982,404

TOTAL MUTUAL FUNDS	340,982,404	—	—		340,982,404

Short-Term Investments	7,288,304	—	—		7,288,304

Total Investments	425,855,059	154,814,749	0	§	580,669,808

Derivatives^
Swap Contracts
Equity Risk	—	1,086,854	—		1,086,854

Total	$425,855,059	$155,901,603	$0	§	$581,756,662

Liability Valuation Inputs
Common Stocks
Australia	$—	$(3,875,701)	$—		$(3,875,701)
Austria	—	(678,609)	—		(678,609)
Canada	(650,276)	—	—		(650,276)
Denmark	—	(88,896)	—		(88,896)
France	—	(5,619,401)	—		(5,619,401)
Germany	—	(5,684,629)	—		(5,684,629)
Israel	(418,284)	—	—		(418,284)
Italy	—	(1,972,293)	—		(1,972,293)
Japan	—	(14,014,909)	—		(14,014,909)
Netherlands	—	(1,645,165)	—		(1,645,165)
New Zealand	—	(256,437)	—		(256,437)
Norway	—	(74,755)	—		(74,755)
Peru	(841,694)	—	—		(841,694)
Russia	—	(90,182)	—		(90,182)
Singapore	—	(884,494)	—		(884,494)
Spain	—	(3,099,040)	—		(3,099,040)
Sweden	—	(1,009,278)	—		(1,009,278)
Switzerland	—	(2,423,147)	—		(2,423,147)
United Kingdom	—	(8,021,455)	—		(8,021,455)
United States	(52,855,550)	—	—		(52,855,550)

TOTAL COMMON STOCKS	(54,765,804)	(49,438,391)	—		(104,204,195)

Preferred Stocks
Germany	—	(849,020)	—		(849,020)

TOTAL PREFERRED STOCKS	—	(849,020)	—		(849,020)

Derivatives^
Swap Contracts
Equity Risk	—	(4,871)	—		(4,871)

Total	$(54,765,804)	$(50,292,282)	$—		$(105,058,086)

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options, if any, which are included in investments.

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2021.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets). Level 3 holdings include investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes, vendor). Implementation Fund’s Level 3 holdings also include two common stocks which are priced at the average of broker bids and a common stock priced with a 2,000 basis point discount to a comparable stock and an additional 1,000 basis point discount for liquidity considerations. Other than described above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2021.

For Funds with material total Level 3 assets and/or liabilities, the following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2020	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balances as of February 28, 2021	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2021
Consolidated Alternative Allocation Fund
Investment Funds
United States	$2,667,600	$11,756,181	$(4,424,896)	$—	$—	$682,270	$—		$—	$10,681,155	$682,270

Rights/Warrants
United States	—	—	—	—	—	—	146,362	‡	—	146,362	—

Total Investments	$2,667,600	$11,756,181	$(4,424,896)	$—	$—	$682,270	$146,362		$—	$10,827,517	$682,270

Consolidated Implementation Fund
Common Stocks
China	$—	$—	$—	$—	$—	$—	$38,211	‡	$—	$38,211	$—
Netherlands	—	867	(7)	—	(666)	5	—		—	199	5
United States	9,521,813	5,041,255	(302,137)	—	(10)	(493,152)	—		—	13,767,769	(493,152)
Preferred Stocks
United States	—	110,130	—	—	—	770,910	—		—	881,040	770,910
Rights/Warrants
United States	430,926	—	—	—	—	—	306,722	‡	—	737,648	—
Investment Funds
United States	29,566,080	7,679,409	(16,120,764)	—	1,495,949	(126,374)	—		—	22,494,300	(126,374)

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February 28, 2021

	Balances as of February 29, 2020	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balances as of February 28, 2021	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2021
Consolidated Implementation Fund (continued)
Debt Obligations
Bank Loans
Luxembourg	$7,763,747	$—	$(6,906,643)	$43,520	$(2,263,375)	$1,362,751	$—	$—	$—	$—
Jamaica	1,925,000	4,914,950	(938,033)	130,700	33,568	349,489	—	—	6,415,674	349,489
United States	67,533,991	37,041,706	(57,585,809)	1,335,172	(19,581,384)	5,881,202	—	—	34,624,878	(1,213,791)
Corporate Debt
Netherlands	—	2,293,349	(1,188,521)	46,830	(623,432)	(223,380)	—	—	304,846	(223,380)

Total Investments	$116,741,557	$57,081,666	$(83,041,914)#	$1,556,222	$(20,939,350)	$7,521,451	$344,933	$—	$79,264,565	$(936,293)

‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.
#	Includes $13,034,522 of proceeds received from partial calls and/or principal paydowns as applicable.

The following table summarizes the quantitative inputs used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended February 28, 2021 for Funds with material Level 3 investments.

Quantitative information about Level 3 Fair Value Measurements*

Investment Type	Total Fair Value ($)	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Consolidated Alternative Allocation Fund
N/A	—	N/A	N/A	N/A
Consolidated Implementation Fund
Common Stock	3,513,025	Fair Value	Discount Rate	30% (N/A)
Common Stock	2,394,108	Fair Value	Most Relevant Broker Quote	$4.083-$5.333 ($4.38)

*

The table does not include Level 3 securities or derivatives that are valued by pricing vendors or brokers. As of February 28, 2021, the value of these securities and/or derivatives for Consolidated Alternative Allocation Fund and Consolidated Implementation Fund was $10,827,517 and $73,357,432, respectively. The inputs for these investments are not readily available or cannot be reasonably estimated.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

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February 28, 2021

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” in Note 4 “Derivative financial instruments”. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e. stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest

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February 28, 2021

rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Securities lending

The Funds may make secured loans of their portfolio securities amounting to not more than one-third of their total assets. Securities loans are required to be collateralized by cash or securities with a value equal to at least 100% of the market value of the loaned securities (marked to market daily). Funds participating in securities lending receive compensation for lending their securities and/or net investment income earned on the investment of cash collateral, net of fee rebates paid to the borrower and fees paid to the lending agent. Cash collateral received is generally invested in GMO U.S. Treasury Fund. State Street Bank and Trust Company serves as the Funds’ lending agent.

Funds that lend their portfolio securities bear the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, and of loss of rights in the collateral should the borrower fail financially. Such Funds also bear the risk that the value of investments made with collateral may decline and bear the risk of total loss with respect to the investment of collateral.

At February 28, 2021, securities on loan at value and collateral from securities on loan are listed below:

Fund Name	Value of securities on loan ($)	Cash collateral ($)	Non-cash collateral ($)*	Total collateral ($)
Benchmark-Free Fund	34,172,201	15,591,824	21,485,593	37,077,417
Consolidated Implementation Fund	90,419,386	35,190,901	63,116,695	98,307,596

*	Non-cash collateral is comprised of U.S. Treasuries and Agencies. The Fund cannot repledge non-cash collateral; therefore, they are excluded from the Statements of Assets and Liabilities.

Information regarding the value of the securities loaned and the value of cash collateral at year end is included in the Statements of Assets and Liabilities.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the dividend and/or interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Some Funds may also loan their portfolio securities through an enhanced custody program offered by the Funds’ custodian to facilitate the borrowing of securities for the Funds’ short sales (see Securities lending above). Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many

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February 28, 2021

provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

Alternative Allocation SPC Ltd., Alternative Asset SPC Ltd. and Implementation SPC Ltd. are wholly-owned subsidiaries of Alternative Allocation Fund, SGM Major Markets Fund and Implementation Fund, respectively, and each has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders and/or if certain investments are made by a Fund’s wholly-owned subsidiary. Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes, interest charges and related fees.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 28, 2021, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

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February 28, 2021

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Consolidated Alternative Allocation Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Capital loss carryforwards		X	X	X		X	X	X	X	X
Constructive sale gains	X
Contribution of assets to wholly-owned subsidiary											X
Controlled foreign corporation transactions	X									X
Defaulted bonds							X
Derivative contract transactions	X		X				X			X	X
Foreign currency transactions	X		X				X			X	X
Gain/losses on underlying fund shares		X		X
Late year ordinary losses	X	X	X				X
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X		X
Mutual fund distributions received		X	X	X	X	X					X
Passive foreign investment company transactions			X				X				X
Post-October capital losses	X		X						X	X
Securities sold short							X
Straddle loss deferrals	X

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February 28, 2021

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2021			Tax year ended February 29, 2020

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Consolidated Alternative Allocation Fund	9,717,526	—	9,717,526	5,343,115	—	5,343,115
Benchmark-Free Allocation Fund	203,031,960	48,160,322	251,192,282	321,864,645	2,927,259	324,791,904
Benchmark-Free Fund	71,248,951	—	71,248,951	110,241,387	—	110,241,387
Global Asset Allocation Fund	39,988,358	—	39,988,358	67,878,968	—	67,878,968
Global Developed Equity Allocation Fund	2,967,463	—	2,967,463	4,977,127	5,176,611	10,153,738
Global Equity Allocation Fund	58,525,060	—	58,525,060	55,610,130	—	55,610,130
Consolidated Implementation Fund	132,218,180	—	132,218,180	310,939,020	—	310,939,020
International Developed Equity Allocation Fund	9,649,537	—	9,649,537	15,687,875	—	15,687,875
International Equity Allocation Fund	33,660,679	—	33,660,679	37,157,017	—	37,157,017
Consolidated SGM Major Markets Fund	346,979	7,770,224	8,117,203	16,339,715	—	16,339,715
Strategic Opportunities Allocation Fund	20,110,114	6,846,276	26,956,390	29,003,367	13,376,095	42,379,462

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2021, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses Deferral ($)
Consolidated Alternative Allocation Fund	10,426,596	—	(21,162,317)	—	—
Benchmark-Free Allocation Fund	—	—	(4,557,293)	(53,554,099)	(565,098)
Benchmark-Free Fund	—	—	(3,085,266)	(339,773,043)	(55,466,289)
Global Asset Allocation Fund	3,032,254	—	(125,045)	(209,118,913)	—
Global Developed Equity Allocation Fund	321,845	640,681	(662)	—	—
Global Equity Allocation Fund	1,082,124	—	(14,626)	(48,705,418)	—
Consolidated Implementation Fund	—	—	(30,905,794)	(1,110,992,458)	—
International Developed Equity Allocation Fund	272,216	113,848	(1,759)	(136,147,272)	—
International Equity Allocation Fund	1,997,017	—	(7,154)	(119,898,416)	(780,593)
Consolidated SGM Major Markets Fund	9,212,727	15,071,976	—	—	—
Strategic Opportunities Allocation Fund	1,093,274	6,645,634	—	—	—

As of February 28, 2021, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and

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losses realized subsequent to February 28, 2021, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Consolidated Alternative Allocation Fund	—	—
Benchmark-Free Allocation Fund	(996,401)	(52,557,698)
Benchmark-Free Fund	(140,587,068)	(199,185,975)
Global Asset Allocation Fund	(3,820,536)	(205,298,377)
Global Developed Equity Allocation Fund	—	—
Global Equity Allocation Fund	—	(48,705,418)
Consolidated Implementation Fund	(697,632,617)	(413,359,841)
International Developed Equity Allocation Fund	—	(136,147,272)
International Equity Allocation Fund	—	(119,898,416)
Consolidated SGM Major Markets Fund	—	—
Strategic Opportunities Allocation Fund	—	—

As of February 28, 2021, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Consolidated Alternative Allocation Fund	327,441,635	16,325,574	(22,080,141)	(5,754,567)	(6,840,703)
Benchmark-Free Allocation Fund	6,866,114,672	—	(316,175,902)	(316,175,902)	—
Benchmark-Free Fund	1,584,186,878	250,949,791	(91,027,185)	159,922,606	(5,744,890)
Global Asset Allocation Fund	885,447,676	29,109,300	(18,236,888)	10,872,412	—
Global Developed Equity Allocation Fund	78,874,011	9,303,835	—	9,303,835	—
Global Equity Allocation Fund	1,557,572,877	94,320,147	(3,951,640)	90,368,507	—
Consolidated Implementation Fund	4,364,815,395	607,920,246	(460,219,604)	147,700,642	(34,526,588)
International Developed Equity Allocation Fund	249,009,552	—	(23,656,365)	(23,656,365)	—
International Equity Allocation Fund	827,497,101	34,146,645	—	34,146,645	—
Consolidated SGM Major Markets Fund	401,198,885	381,175	(52,833,594)	(52,452,419)	(7,021,761)
Strategic Opportunities Allocation Fund	429,902,184	59,801,570	(14,087,161)	45,714,409	—
The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they

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have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 28, 2021, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds or a wholly-owned subsidiary) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

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GMO may consider known cash flows out of or into underlying funds when placing orders for the cash purchases or redemptions of underlying fund shares by accounts over which it has investment discretion, including the Funds and other pooled investment vehicles. Consequently, participants in those vehicles will tend to benefit more than other Fund shareholders from the waivers of purchase premiums and redemption fees that may occur when purchases and redemptions occur on the same day.

As of February 28, 2021, none of the Funds charge a purchase premium or redemption fee. Historical information on purchase premiums and redemption fees are provided in the table below.

Benchmark-Free Allocation Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.20% and 0.18%, respectively, of the amount invested or redeemed.
Benchmark-Free Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.25% and 0.18%, respectively, of the amount invested or redeemed.
Global Asset Allocation Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.15% and 0.14%, respectively, of the amount invested or redeemed.
Global Developed Equity Allocation Fund	For the period from March 10, 2014 to June 30, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.08% of the amount invested or redeemed.
Global Equity Allocation Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.18% and 0.19%, respectively, of the amount invested or redeemed.
Implementation Fund	For the period from June 30, 2015 to June 30, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.20% of the amount invested or redeemed.
International Developed Equity Allocation Fund	For the period from March 10, 2014 to June 30, 2018, the premium on cash purchases and the fee on cash redemptions were each 0.08% of the amount invested or redeemed.
International Equity Allocation Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.25% and 0.27%, respectively, of the amount invested or redeemed.
Strategic Opportunities Allocation Fund	For the periods from June 30, 2016 to June 30, 2018 and June 30, 2015 to June 30, 2016, the premium on cash purchases and the fee on cash redemptions were each 0.20% and 0.14%, respectively, of the amount invested or redeemed.

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3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alternative Allocation Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Commodities Risk	X	X	X	X			X			X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk	X	X	X	X						X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X					X				X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Each Fund that invests in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and

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indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. In addition, the value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws, regulations or other requirements. The Funds are not subject to any limit on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty can be expected to be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral if the Fund’s interest in the collateral is not perfected or additional collateral is not posted promptly as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of the collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions,

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netting of obligations or realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligation to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments also are subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led several major rating agencies to downgrade the long-term credit rating of U.S. bonds and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an

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adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “high yield” or “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and typically involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund is likely to lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of a default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

Some Funds may lend their portfolio securities. A Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, including possible impairment of a Fund’s ability to vote the securities, and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund is likely to realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars or may only be able to do so at an unfavorable exchange rate. Exchange rates for many currencies are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forward contracts, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may

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decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, runs the risk of being unable to obtain payments GMO believes are owed to it under an OTC derivatives contract or of those payments being delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to the risk that the pricing models used do not produce valuations that are consistent with the values the Funds realize when they close or sell an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, the Funds run a risk that inaccurate valuations will result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of the Funds’ net asset values.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives also are subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index could result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

Special tax rules apply to a Fund’s transactions in derivatives, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s derivative transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. See the Funds’ Prospectus and Statement of Additional Information for more information.

Derivatives Regulation. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are evolving, their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivative positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivative positions. Also, as a general matter, in contrast to a bilateral derivative position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivative position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivative positions by the clearing member or the clearing house could interfere with the ability of

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a Fund to pursue its investment strategy, and any increase in margin held by a clearing member could expose a Fund to greater credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks are likely to be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Variation margin requirements became effective in March 2017 and initial margin requirements will become effective in 2021 or 2022. Such requirements could increase the amount of margin a Fund needs to post in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e. the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to different kinds of costs and risks.

The SEC recently reproposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. The ultimate impact, if any, of such a rule is unclear, but the reproposed rule, if adopted, could, among other things, restrict a Fund’s ability to continue to engage in derivatives transactions in the manner it has historically and increase the costs of derivatives transactions, which could have an adverse impact on a Fund’s performance.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the

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option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights at any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date). If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e. options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in a limited number of asset classes, sectors, industries, issuers, currencies, countries, or regions (or in sectors within a country or region) that are subject to the same or similar risk factors and Funds with investments whose prices are closely correlated are subject to greater overall risk than Funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to a particular geographic region, country or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than do funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”

• FUND OF FUNDS RISK. A Fund that invests in Underlying Funds (including underlying GMO Funds or its wholly-owned subsidiary) is exposed to the risk that the Underlying Funds or wholly-owned subsidiary will not perform as expected. A Fund also is indirectly exposed to all of the risks to which the Underlying Funds or its wholly-owned subsidiary are exposed.

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Because, absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) and the expenses of a wholly-owned subsidiary of an underlying fund, the Fund will incur additional expenses when investing in an Underlying Fund or wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore are subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk when an underlying GMO Fund has large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in exchange-traded funds (“ETFs”) involve the risk that an ETF’s performance will not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.” ETFs are investment companies that typically hold a portfolio of securities designed to track the price, performance, and dividend yield of a particular securities market index (or sector of an index). As investment companies, ETFs incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a Fund that invests in ETFs bears a proportionate share of such fees and expenses. As a result, an investment by a Fund in an ETF could result in higher expenses and lower returns than if the Fund were to invest directly in the securities underlying the ETF.

A Fund’s investments in one or more Underlying Funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

The SEC recently adopted a rule that will change the regulatory framework under which some registered investment companies are permitted to invest in other registered investment companies (the “Fund of Funds Rule”). The impact of the Fund of Funds Rule is still under review but could adversely affect the Funds by, among other things, limiting the number of shares of other registered investment companies (such as other Funds or exchange-traded funds) or pooled investment vehicles that a Fund is permitted to purchase.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts (or “futures”) is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund typically will have to sell other investments at disadvantageous times. A Fund also runs the risk of being unable to recover or be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has deposited or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain of its affiliated entities may

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hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts a person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, and those limits may adversely affect the market liquidity of those futures and derivatives. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates could prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of a foreign exchange or the laws of the country where the exchange is located. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity securities or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also tends to be greater in times of financial stress. For example, inflation-protected securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities or other investments that are less liquid than those in its benchmark. The more illiquid investments a Fund has, the greater the likelihood of its paying redemption proceeds in-kind.

The Board of Trustees has designated GMO as administrator to the Funds’ liquidity risk management program, which was adopted by the Funds pursuant to Rule 22e-4 under the 1940 Act. Under that program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on illiquid investments. The term “illiquid investments” for purposes of the program means investments that GMO reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investments. While the liquidity risk management program is designed to assist in the assessment and management of illiquidity risk, there is no guarantee it will be effective in reducing the illiquidity risk inherent in a Fund’s investments.

Historically, credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, those sales could put significant downward price pressure on the market price of the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund would temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, at disadvantageous prices to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation

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decisions by GMO may result in substantial redemptions from (or investments in) those Funds, adversely affecting the Fund’s performance to the extent that the Fund is required to sell investments when it would not have otherwise done so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that ultimately is not received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. In addition, redemptions and purchases of shares by a large shareholder or group of shareholders could limit the use of any capital losses (including capital loss carryforwards) to offset realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e. a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e. a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio will be leveraged and can incur losses if the value of the Fund’s assets declines between the time a redemption request is received or deemed to be received by a Fund (which in some cases is the business day prior to actual receipt by the Fund of the redemption request) and the time at which the Fund liquidates assets to meet redemption requests. Such a decline in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the determination of net asset value and corresponding liquidation of assets could be longer due to time zone differences. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. Those Funds run the risk that GMO’s models will not accurately predict future market movements or characteristics. In addition, GMO’s models are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to operational risks resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Examples of such operational risks include the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service

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provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. The Funds’ service providers regularly experience cyber-attacks and expect they will continue to do so. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Funds from, among other things, buying or selling securities or accurately pricing their investments. The Funds cannot directly control cyber security plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges, and such service providers, counterparties, or issuers may have limited, if any, indemnification obligations to GMO or the Funds, each of whom could be negatively impacted as a result.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars, pandemics and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby reducing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014, as well as in early 2020) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by an issuer of securities held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, reduce the value of many Fund investments, and impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely would be significantly disrupted. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. The consequences of

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the United Kingdom’s or another country’s exit from the European Union also could threaten the stability of the Euro and could negatively affect the financial markets of other countries in the European region and beyond, which may include companies or assets held or considered for prospective investment by GMO.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These types of sanctions have recently been applied against the Venezuelan and Russian governments, as well as against certain Russian and Venezuelan officials and institutions. These sanctions have resulted, and any additional sanctions or intergovernmental actions or even the threat of further sanctions could result, in a decline in the value and liquidity of Russian and Venezuelan securities, a weakening of the Russian and Venezuelan currencies or other adverse consequences to their respective economies. Sanctions impair the ability of the Funds to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Funds are difficult to predict.

Natural and environmental disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of a novel coronavirus beginning in late 2019 (described below)), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008), can be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and the market price of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, government economic stimulus measures, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, rapid increases in unemployment, increased demand for and strain on government resources, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks become particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

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As described under “Market Risk — Fixed Income,” the market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the performance of other service providers with access to the payment stream. A problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. Issuers of asset-backed securities also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds are rated below investment grade. See “Credit Risk” for more information about credit risk.

When worldwide economic and liquidity conditions deteriorated in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many asset-backed (as well as others) fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed (and other) fixed income securities, and they may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. The mishandling of documentation for underlying assets also can affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business would likely have a material impact on the many asset-backed securities it services.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. Equities which are characterized as relatively cyclical, such as investments in companies in the consumer discretionary, financials, energy, real estate, materials and industrials sectors, often are especially sensitive to economic cycles, which means they typically underperform non-cyclical equities during economic downturns. Cyclical equities’ performance can be significantly affected by among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or decline due to GMO’s incorrect

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assessment. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt investments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, fixed income investments also may be repaid more slowly than anticipated, causing a decrease in their market price. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “high yield” or “junk bonds”) may be particularly volatile. Often, below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A principal risk run by each Fund with significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments would likely be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or variable-rate investments generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e. nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

When interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fee.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio investments when it would otherwise not do so, including at unfavorable prices. The risks associated with rising interest rates are generally greater during periods when prevailing interest rates are at or near their historic lows. Moreover, fixed income investments will be difficult to value during such periods. The U.S. Federal Reserve Bank recently decreased interest rates back to near historically low levels. A substantial increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Funds. Other actions by central banks or regulators (such as intervention in foreign currency markets or imposition of currency controls) also could have a material adverse effect on the Funds.

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• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including larger distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers. As a result, they are likely to be subject to greater credit, market and other risks than if their investments were more diversified, and poor performance by a single investment is likely to have a greater impact on their performance.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alternative Allocation Fund
•	Implementation Fund
•	SGM Major Markets Fund

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not “diversified” investment companies under the 1940 Act. Each of the Funds may invest without limitation in GMO Funds that are not “diversified”.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets list securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets (particularly in emerging markets) often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. In addition, a Fund’s pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund.

A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. In some cases, the amount of a refund could be material to a Fund’s net asset value. Accordingly, a refund is not typically reflected in the Fund’s net asset value until it is received or GMO is confident it will be received. Generally, absent a determination by GMO that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value until it is received. See “Taxes,

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Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Australian and Singapore tax consequences of an investment in a Fund, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in every country, including the U.S., or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in securities traded in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude a Fund from obtaining a similar license. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); increased risk of nationalization, expropriation, or other confiscation of issuer assets; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e. a market freeze); unavailability of currency hedging techniques; less rigorous auditing and financial reporting standards and resulting unavailability of reliable information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities. The economies of emerging countries often are more volatile than the economies of developed countries. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers and depend on fewer key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for the securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

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4.	Derivative financial instruments

During the year ended February 28, 2021, only Alternative Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Implementation Fund, SGM Major Markets Fund, and Strategic Opportunities Allocation Fund held derivative financial instruments directly. For a listing of derivative financial instruments, if any, held by the underlying funds, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alternative Allocation Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Strategic Opportunities Allocation Fund (or their respective wholly-owned subsidiary, if any).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Consolidated Alternative Allocation Fund may use derivatives in some or all of the ways described below.

Use of Derivatives by Benchmark-Free Fund, Global Asset Allocation Fund, Consolidated Implementation Fund and Strategic Opportunities Allocation Fund

The Funds may use derivatives to gain long or short investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Funds may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index(to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e. the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Consolidated SGM Major Markets Fund

The Fund may use derivatives to gain long and/or short investment exposure to securities, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

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The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e. the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*  *  *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 28, 2021, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Consolidated Alternative Allocation Fund*	Benchmark- Free Fund	Global Asset Allocation Fund	Consolidated Implementation Fund*	Consolidated SGM Major Markets Fund*	Strategic Opportunities Allocation Fund
Forward currency contracts
Adjust currency exchange rate risk					X
Adjust exposure to foreign currencies	X	X	X	X	X	X
Manage against anticipated currency exchange rate changes	X			X
Futures contracts
Adjust exposure to certain securities markets	X	X	X	X	X	X
Substitute for direct investment					X
Adjust interest rate exposure	X				X
Maintain the diversity and liquidity of the portfolio	X	X	X	X	X	X
Options (Purchased)
Substitute for direct equity investment	X			X
Adjust exposure to foreign currencies	X
Options (Written)
Substitute for direct equity investment	X	X		X		X
Swap contracts
Adjust interest rate exposure	X	X		X
Substitute for direct investment in securities	X	X		X		X
Achieve exposure to a reference entity’s credit	X	X		X

*	Certain derivatives may be held by the Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures

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clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e. sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap

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contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations. The periodic frequency of payments received may differ from periodic payment frequencies made and their frequencies could be monthly, quarterly, semiannually, annually or at maturity.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

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Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

*  *  *

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

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The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2021 and the Statements of Operations for the year ended February 28, 2021^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Consolidated Alternative Allocation Fund
Asset Derivatives
Investments, at value (purchased options)	$8,015	$—	$—	$—	$—	$8,015
Unrealized Appreciation on Forward Currency Contracts	—	—	—	3,652,827	—	3,652,827
Unrealized Appreciation on Futures Contracts¤	—	—	2,163,129	—	435,260	2,598,389
Swap Contracts, at value¤	2,594,506	—	1,130,823	—	12,136,034	15,861,363

Total	$2,602,521	$—	$3,293,952	$3,652,827	$12,571,294	$22,120,594

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,795,482)	$—	$(3,795,482)
Unrealized Depreciation on Futures Contracts¤	—	—	(2,120,750)	—	(1,674,457)	(3,795,207)
Written Options, at value	(156,106)	—	(728,105)	—	—	(884,211)
Swap Contracts, at value¤	(1,585,192)	—	(406,438)	—	(16,246,035)	(18,237,665)

Total	$(1,741,298)	$—	$(3,255,293)	$(3,795,482)	$(17,920,492)	$(26,712,565)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$493,736	$1,445	$(71,025)	$424,156
Forward Currency Contracts	—	—	—	1,901,858	—	1,901,858
Futures Contracts	—	—	890,345	—	(954,320)	(63,975)
Written Options	97,248	—	(3,785,992)	—	—	(3,688,744)
Swap Contracts	493,527	910,788	(6,745,105)	—	(9,691,130)	(15,031,920)

Total	$590,775	$910,788	$(9,147,016)	$1,903,303	$(10,716,475)	$(16,458,625)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$(669,519)	$4,129	$(18,880)	$(684,270)
Forward Currency Contracts	—	—	—	787,184	—	787,184
Futures Contracts	—	—	(3,344,219)	—	(1,239,197)	(4,583,416)
Written Options	—	—	4,086,667	—	53,701	4,140,368
Swap Contracts	(14,960)	(1,222,636)	(199,135)	—	(5,719,960)	(7,156,691)

Total	$(14,960)	$(1,222,636)	$(126,206)	$791,313	$(6,924,336)	$(7,496,825)

Benchmark-Free Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$1,545,886	$—	$1,545,886
Unrealized Appreciation on Futures Contracts¤	—	—	899,532	—	—	899,532
Swap Contracts, at value¤	—	—	4,846,267	—	3,730,310	8,576,577

Total	$—	$—	$5,745,799	$1,545,886	$3,730,310	$11,021,995

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,354,468)	$—	$(1,354,468)
Unrealized Depreciation on Futures Contracts¤	—	—	(17,163,332)	—	—	(17,163,332)
Swap Contracts, at value¤	—	—	(498,098)	—	(4,897,574)	(5,395,672)

Total	$—	$—	$(17,661,430)	$(1,354,468)	$(4,897,574)	$(23,913,472)

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February 28, 2021

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Benchmark-Free Fund (continued)
Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$(273,976,347)	$—	$—	$—	$(273,976,347)
Written Options	—	—	(2,599,801)	—	—	—	(2,599,801)
Forward Currency Contracts	—	—	—	(49,485,818)	—	—	(49,485,818)
Swap Contracts	(409,821)	—	(6,470,526)	—	6,040,284	—	(840,063)

Total	$(409,821)	$—	$(283,046,674)	$(49,485,818)	$6,040,284	$—	$(326,902,029)

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$—	$1,524,124	$—	$—	$1,524,124
Futures Contracts	—	—	(25,033,346)	—	—	—	(25,033,346)
Written Options	—	—	(27,359)	—	—	—	(27,359)
Swap Contracts	—	—	(478,953)	—	(1,237,667)	—	(1,716,620)

Total	$—	$—	$(25,539,658)	$1,524,124	$(1,237,667)	$—	$(25,253,201)

Global Asset Allocation Fund
Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$(41,917)	$—	$—	$(41,917)
Futures Contracts	—	—	(19,538,883)	(391,185)	—	—	(19,930,068)

Total	$—	$—	$(19,538,883)	$(433,102)	$—	$—	$(19,971,985)

Consolidated Implementation Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$11,511,187	$—	$—	$11,511,187
Unrealized Appreciation on Futures Contracts¤	—	194,151	9,496,565	—	967,278	—	10,657,994
Swap Contracts, at value¤	—	—	13,582,779	—	28,524,463	—	42,107,242

Total	$—	$194,151	$23,079,344	$11,511,187	$29,491,741	$—	$64,276,423

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(10,505,775)	$—	$—	$(10,505,775)
Unrealized Depreciation on Futures Contracts¤	—	(3,119,693)	(43,681,321)	—	(4,116,160)	—	(50,917,174)
Swap Contracts, at value¤	(692,111)	—	(3,482,776)	—	(38,510,928)	—	(42,685,815)

Total	$(692,111)	$(3,119,693)	$(47,164,097)	$(10,505,775)	$(42,627,088)	$—	$(104,108,764)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$4,684,865	$7,483	$—	$—	$4,692,348
Forward Currency Contracts	—	—	—	(121,475,116)	—	—	(121,475,116)
Futures Contracts	—	(354,275)	(690,514,464)	—	(1,708,661)	—	(692,577,400)
Written Options	—	—	(19,128,316)	—	—	—	(19,128,316)
Swap Contracts	4,188,409	—	8,672,464	—	(19,391,645)	—	(6,530,772)

Total	$4,188,409	$(354,275)	$(696,285,451)	$(121,467,633)	$(21,100,306)	$—	$(835,019,256)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$(4,807,981)	$21,383	$—	$—	$(4,786,598)
Forward Currency Contracts	—	—	—	7,195,840	—	—	7,195,840
Futures Contracts	—	(2,925,542)	(59,995,768)	—	(3,148,882)	—	(66,070,192)
Written Options	—	—	11,496,837	—	—	—	11,496,837
Swap Contracts	(1,059,400)	—	(18,303,891)	—	(15,652,794)	—	(35,016,085)

Total	$(1,059,400)	$(2,925,542)	$(71,610,803)	$7,217,223	$(18,801,676)	$—	$(87,180,198)

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February 28, 2021

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated SGM Major Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$263,394	$—	$—	$263,394
Unrealized Appreciation on Futures Contracts¤	—	148,089	4,999,870	—	709,437	—	5,857,396

Total	$—	$148,089	$4,999,870	$263,394	$709,437	$—	$6,120,790

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,844,072)	$—	$—	$(1,844,072)
Unrealized Depreciation on Futures Contracts¤	—	(2,364,783)	(4,148,881)	—	(3,111,472)	—	(9,625,136)

Total	$—	$(2,364,783)	$(4,148,881)	(1,844,072)	$(3,111,472)	$—	$(11,469,208)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$3,549,647	$—	$—	$3,549,647
Futures Contracts	—	16,527,785	31,892,106	—	(1,866,021)	—	46,553,870

Total	$—	$16,527,785	$31,892,106	$3,549,647	$(1,866,021)	$—	$50,103,517

Change in Net Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$—	$1,324,237	$—	$—	$1,324,237
Futures Contracts	—	(5,157,459)	(9,934,550)	—	(2,402,035)	—	(17,494,044)

Total	$—	$(5,157,459)	$(9,934,550)	$1,324,237	$(2,402,035)	$—	$(16,169,807)

Strategic Opportunities Allocation Fund
Asset Derivatives
Swap Contracts, at value¤	$—	$—	$1,086,854	$—	$—	$—	$1,086,854

Total	$—	$—	$1,086,854	$—	$—	$—	$1,086,854

Liability Derivatives
Swap Contracts, at value¤	$—	$—	$(4,871)	$—	$—	$—	$(4,871)

Total	$—	$—	$(4,871)	$—	$—	$—	$(4,871)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$(647,889)	$—	$—	$(647,889)
Futures Contracts	—	—	(17,103,196)	—	—	—	(17,103,196)
Written Options	—	—	(547,350)	—	—	—	(547,350)
Swap Contracts	—	—	(3,124,212)	—	—	—	(3,124,212)

Total	$—	$—	$(20,774,758)	$(647,889)	$—	$—	$(21,422,647)

Change in Net Appreciation (Depreciation) on
Written Options	$—	$—	$(5,760)	$—	$—	$—	$(5,760)
Swap Contracts	—	—	894,201	—	—	—	894,201

Total	$—	$—	$888,441	$—	$—	$—	$888,441

^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements, Master Securities Loan Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements, reverse repurchase agreements and securities loans. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or

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termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements, reverse repurchase agreements and securities loans held by the Funds at February 28, 2021, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2021:

Consolidated Alternative Allocation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$946,320	$(636,165)	$(247,427)	$62,728
Barclays Bank PLC	108,710	—	108,710	—
Citibank N.A.	1,275,857	(1,110,000)	(117,567)	48,290
Deutsche Bank AG	40,052	(13,470)	(26,582)	—	*
Goldman Sachs International	769,340	—	(413,124)	356,216
JPMorgan Chase Bank, N.A.	1,113,581	(291,414)	(822,167)	—	*
Morgan Stanley & Co. International PLC	2,610,337	—	(1,879,632)	730,705
Morgan Stanley Capital Services LLC	419,154	(39,000)	—	380,154
State Street Bank and Trust Company	27,098	—	27,098	—
UBS AG	75,722	—	75,722	—

Total	$7,386,171	$(2,090,049)	$(3,294,969)	$1,578,093

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Consolidated Alternative Allocation Fund (Continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$247,427	$—	$247,427	$—
Barclays Bank PLC	566,802	—	(108,710)	458,092
Citibank N.A.	117,567	—	117,567	—
Deutsche Bank AG	26,582	—	26,582	—
Goldman Sachs International	413,124	—	413,124	—
JPMorgan Chase Bank, N.A.	822,167	—	822,167	—
Morgan Stanley & Co. International PLC	1,879,632	—	1,879,632	—
Morgan Stanley & Co. LLC	728,105	—	—	728,105
State Street Bank and Trust Company	222,555	(25,002)	(27,098)	170,455
UBS AG	126,816	(51,094)	(75,722)	—	*

Total	$5,150,777	$(76,096)	$3,294,969	$1,356,652

Benchmark-Free Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$1,781	$—	$1,781	$—
Barclays Bank PLC	42,968	—	42,968	—
Deutsche Bank AG	120,386	—	(3,079)	117,307
Goldman Sachs International	569,877	—	(481,799)	88,078
JPMorgan Chase Bank, N.A.	170,953	—	170,953	—
Morgan Stanley & Co. International PLC	1,001,557	—	(838,968)	162,589
Morgan Stanley Capital Services LLC	4,288,172	(1,959,000)	(18,936)	2,310,236
State Street Bank and Trust Company	196,459	—	—	196,459

Total	$6,392,153	$(1,959,000)	$(1,127,080)	$2,874,669

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$116,102	$(114,321)	$(1,781)	$—	*
Barclays Bank PLC	132,501	—	(42,968)	89,533
Citibank N.A.	17,794	—	—	17,794
Deutsche Bank AG	3,079	—	3,079	—
Goldman Sachs International	481,799	—	481,799	—
JPMorgan Chase Bank, N.A.	243,387	—	(170,953)	72,434
Morgan Stanley & Co. International PLC	838,968	—	838,968	—
Morgan Stanley Capital Services LLC	18,936	—	18,936	—

Total	$1,852,566	$(114,321)	$1,127,080	$179,761

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Consolidated Implementation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$265,920	$—	$265,920	$—
Barclays Bank PLC	328,245	—	328,245	—
Deutsche Bank AG	369,585	(295,209)	(74,376)	—	*
Goldman Sachs International	1,579,947	—	1,579,947	—
JPMorgan Chase Bank, N.A.	1,418,126	—	1,418,126	—
Morgan Stanley & Co. International PLC	7,034,711	—	(5,233,204)	1,801,507
Morgan Stanley Capital Services LLC	12,107,100	(5,468,000)	(53,307)	6,585,793
State Street Bank and Trust Company	1,793,725	(920,000)	(758,560)	115,165
UBS AG	196,607	—	196,607	—

Total	$25,093,966	$(6,683,209)	$(2,330,602)	$8,502,465

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$836,138	$(570,218)	$(265,920)	$—	*
Barclays Bank PLC	1,435,258	—	(328,245)	1,107,013
Citibank N.A.	136,282	(136,282)	—	—	*
Credit Suisse International	174,642	—	—	174,642
Deutsche Bank AG	74,376	—	74,376	—
Goldman Sachs International	3,449,738	(1,869,791)	(1,579,947)	—	*
JPMorgan Chase Bank, N.A.	2,220,672	(154,952)	(1,418,126)	647,594
Morgan Stanley & Co. International PLC	5,233,204	—	5,233,204	—
Morgan Stanley Capital Services LLC	53,307	—	53,307	—
State Street Bank and Trust Company	758,560	—	758,560	—
UBS AG	308,485	(111,878)	(196,607)	—	*

Total	$14,680,662	$(2,843,121)	$2,330,602	$1,929,249

Consolidated SGM Major Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Deutsche Bank AG	$2,753	$—	$2,753	$—
Goldman Sachs International	14,973	—	—	14,973
Morgan Stanley & Co. International PLC	99,256	—	99,256	—
UBS AG	146,412	—	146,412	—

Total	$263,394	$—	$248,421	$14,973

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February 28, 2021

Consolidated SGM Major Markets Fund (Continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$376,108	$—	$—	$376,108
Barclays Bank PLC	200,691	—	—	200,691
Deutsche Bank AG	41,609	(32,410)	(2,753)	6,446
JPMorgan Chase Bank, N.A.	38,092	—	—	38,092
Morgan Stanley & Co. International PLC	399,882	—	(99,256)	300,626
State Street Bank and Trust Company	556,122	(100,268)	—	455,854
UBS AG	231,568	(85,156)	(146,412)	—	*

Total	$1,844,072	$(217,834)	$(248,421)	$1,377,817

Strategic Opportunities Allocation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$25,108	$—	$—	$25,108
Morgan Stanley Capital Services LLC	1,061,746	(570,000)	(4,871)	486,875

Total	$1,086,854	$(570,000)	$(4,871)	$511,983

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley Capital Services LLC	$4,871	$—	$4,871	$—

Total	$4,871	$—	$4,871	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts) and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2021:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options (Principal)	Options (Contracts)		Swap Contracts ($)
Consolidated Alternative Allocation Fund	629,959,426	115,700,740	32,754,428	2,903		1,314,487,235
Benchmark-Free Fund	702,557,640	732,861,652	—	57	*	495,588,151
Global Asset Allocation Fund	12,861,856	52,342,923	—	—		—
Consolidated Implementation Fund	3,267,743,767	2,297,646,140	4,122,087	9,832		3,369,967,661
Consolidated SGM Major Markets Fund	268,895,378	261,911,128	—	—		—
Strategic Opportunities Allocation Fund	21,718,800	35,338,035	—	12	*	4,442,680

*	During the year ended February 28, 2021, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

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February 28, 2021

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to certain Funds. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alternative Allocation Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Strategic Opportunities Allocation Fund
Management Fee	0.73%	0.65%	—	—	—	—	—	—	—	0.85%	—

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service or supplemental support fee. Shareholder service fees are paid to GMO for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class MF shares of Benchmark-Free Allocation Fund are subject to a supplemental support fee payable to GMO for providing supplemental support services to Class MF shareholders and their investment advisers. Those supplemental support services include, without limitation, (i) providing and presenting (a) educational and explanatory information about the Fund and its asset allocation strategy as requested or directed by an investor or its investment adviser; (b) similar educational and explanatory information about the strategies of the GMO Funds in which the Fund invests; (c) information for inclusion in the quarterly or other periodic reports of the investor; (ii) responding to information requests relating to oversight functions of the investor’s board of directors in areas including pricing, compliance, and taxation; (iii) providing access to and setting up meetings with GMO’s Chief Investment Strategist and Head of GMO’s Asset Allocation Team and other investment professionals of GMO; (iv) assisting with inquiries from an investor’s investment adviser; and (v) providing such other assistance as may be requested from time to time by an investor or its agent, so long as that assistance is not primarily intended to result in the sale of Fund shares.

Shareholder service and/or supplemental support fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V	Class VI	Class MF	Class R6	Class I
Alternative Allocation Fund	0.22%*	0.15%*	0.105%*	0.085%*	0.055%		0.22%	0.22%
Benchmark-Free Allocation Fund		0.15%	0.10%			0.10%	0.15%	0.15%
SGM Major Markets Fund		0.15%	0.10%*		0.055%		0.15%*	0.15%

*	Class is offered but has no shareholders as of February 28,2021.

For certain Funds above, GMO does not charge the Fund a management fee or shareholder service fee, but it receives management and/or shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by GMO’s asset allocation decisions.

For each Fund, other than Alternative Allocation Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below).

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities.

For Alternative Allocation Fund (the “Fund), GMO has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense

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February 28, 2021

limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.99% for Class II shares; 0.92% for Class III shares; 0.875% for Class IV shares; 0.855% for Class V shares; 0.825% for Class VI shares; 0.99% for Class R6 shares; and 0.99% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel and independent compliance consultant to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), taxes, litigation and indemnification expenses, payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business, are excluded from the Expense Cap.

For each Fund, other than Benchmark-Free Allocation Fund, that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund, other than Benchmark-Free Allocation Fund, that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2021 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

For Benchmark-Free Allocation Fund only, the fees payable to GMO under its management contract and servicing and supplemental support agreement are reduced by amounts equal to the management fees and shareholder service fees, respectively, that GMO receives as a result of the Fund’s investment in underlying GMO Funds. In addition, GMO has contractually agreed to reduce the rate of the supplemental support fees charged to the Fund’s Class MF shares to a rate to be charged in any month (starting on the first business day of the month) based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver described above, and any applicable reduction or waiver will serve to further reduce the supplemental support fees paid to GMO. This reduction will continue through at least June 30, 2021, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

GMO has contractually agreed to reimburse Class I assets of each Fund (or waive its fees) to the extent that payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries from Class I assets exceed 0.10% of such Fund’s average daily net assets attributable to Class I assets.

Sub-Transfer Agent/Recordkeeping Payments

Class II, III, IV, V, VI, MF and R6 shares are not subject to payments to third parties for sub-transfer agent/recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class II, III, IV, V, VI, MF or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to holders of Class I shares through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class I shares. These payments create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

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February 28, 2021

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2021 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Consolidated Alternative Allocation Fund	11,772	953
Benchmark-Free Allocation Fund	273,527	29,277
Benchmark-Free Fund	84,977	9,219
Global Asset Allocation Fund	44,640	5,025
Global Developed Equity Allocation Fund	2,602	303
Global Equity Allocation Fund	53,430	5,592
Consolidated Implementation Fund	230,280	24,370
International Developed Equity Allocation Fund	9,216	1,015
International Equity Allocation Fund	27,786	3,024
Consolidated SGM Major Markets Fund	16,709	2,184
Strategic Opportunities Allocation Fund	24,785	2,610

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2021, the Funds below had indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

Fund Name	Total Indirect Expenses
Consolidated Alternative Allocation Fund	0.081%
Benchmark-Free Allocation Fund	0.236%	*
Benchmark-Free Fund	0.162%
Global Asset Allocation Fund	0.605%	*
Global Developed Equity Allocation Fund	0.519%
Global Equity Allocation Fund	0.563%
International Developed Equity Allocation Fund	0.611%
International Equity Allocation Fund	0.651%
Strategic Opportunities Allocation Fund	0.413%

*	Includes indirect interest and dividend expense on reverse repurchase agreements and short sales, respectively, and borrowing costs for investments sold short.

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2021, the Funds did not engage in these transactions.

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February 28, 2021

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 28, 2021 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Consolidated Alternative Allocation Fund	261,563,693	795,742,112	231,328,061	674,528,968
Benchmark-Free Allocation Fund	—	1,418,676,027	—	3,660,078,336
Benchmark-Free Fund	1,012,178,022	2,148,257,673	1,107,364,486	3,055,757,059
Global Asset Allocation Fund	—	479,559,221	—	1,249,372,197
Global Developed Equity Allocation Fund	—	19,399,521	—	18,324,766
Global Equity Allocation Fund	—	293,557,636	—	393,457,784
Consolidated Implementation Fund	2,874,821,211	7,392,384,542	3,294,380,791	9,589,215,079
International Developed Equity Allocation Fund	—	37,989,387	—	142,271,614
International Equity Allocation Fund	—	124,899,432	—	233,058,434
Consolidated SGM Major Markets Fund	284,236,401	—	608,258,373	—
Strategic Opportunities Allocation Fund	9,234,973	480,441,722	54,068,078	824,555,657

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

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February 28, 2021

8.	Principal shareholders and related parties as of February 28, 2021

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Alternative Allocation Fund	3	‡	84.98%	0.12%	46.20%
Benchmark-Free Allocation Fund	1		26.20%	1.54%	3.14%
Benchmark-Free Fund	1		11.00%	—	100.00%
Global Asset Allocation Fund	2		26.70%	0.10%	—
Global Developed Equity Allocation Fund	2		82.84%	0.02%	—
Global Equity Allocation Fund	3		62.85%	0.01%	—
Implementation Fund	1	‡	100.00%	—	100.00%
International Developed Equity Allocation Fund	2		95.13%	0.01%	—
International Equity Allocation Fund	4	#	74.08%	0.01%	—
SGM Major Markets Fund	3	#	78.30%	0.37%	80.28%
Strategic Opportunities Allocation Fund	4		59.79%	0.01%	99.90%

‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Consolidated Alternative Allocation Fund
Class VI:(a)
Shares sold	6,069,438	$120,301,372	10,854,051	$216,921,996
Shares issued to shareholders in reinvestment of distributions	277,343	5,356,980	244,857	4,899,582
Shares repurchased	(4,536,437)	(87,729,228)	(775,804)	(15,497,995)

Net increase (decrease)	1,810,344	$37,929,124	10,323,104	$206,323,583

Class R6:(b)
Shares sold	26,831	$519,188
Shares issued to shareholders in reinvestment of distributions	516	9,953
Shares repurchased	(2,114)	(41,558)

Net increase (decrease)	25,233	$487,583

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February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Consolidated Alternative Allocation Fund (continued)
Class I:(c)
Shares sold	15,492,543	$298,991,109	1,756,057	$35,182,098
Shares issued to shareholders in reinvestment of distributions	80,844	1,560,033	22,166	443,534
Shares repurchased	(3,178,089)	(60,932,252)	(17,167)	(340,795)

Net increase (decrease)	12,395,298	$239,618,890	1,761,056	$35,284,837

Benchmark-Free Allocation Fund
Class III:
Shares sold	3,785,990	$92,615,446	24,257,167	$640,075,459
Shares issued to shareholders in reinvestment of distributions	4,019,280	100,605,473	4,613,259	124,178,972
Shares repurchased	(52,416,850)	(1,279,526,091)	(56,749,593)	(1,517,816,871)
Shares repurchased in connection with reorganization(d)	(17,852,866)	(463,472,079)	—	—

Net increase (decrease)	(62,464,446)	$(1,549,777,251)	(27,879,167)	$(753,562,440)

Class IV:
Shares sold	4,395,247	$107,395,880	7,923,022	$212,654,200
Shares issued to shareholders in reinvestment of distributions	2,254,813	56,425,045	2,512,433	67,603,590
Shares repurchased	(12,628,848)	(307,840,416)	(32,635,505)	(860,251,221)

Net increase (decrease)	(5,978,788)	$(144,019,491)	(22,200,050)	$(579,993,431)

Class MF:
Shares sold	863,586	$22,063,346	803,494	$21,189,670
Shares issued to shareholders in reinvestment of distributions	2,769,815	69,378,466	4,026,104	108,452,767
Shares repurchased	(48,245,572)	(1,184,044,972)	(43,051,526)	(1,147,137,535)

Net increase (decrease)	(44,612,171)	$(1,092,603,160)	(38,221,928)	$(1,017,495,098)

Class R6:(e)
Shares sold	2,363,878	$59,336,390
Shares issued to shareholders in reinvestment of distributions	59,411	1,488,297
Shares issued to shareholders in connection with reorganization(d)	9,884,492	256,421,515
Shares repurchased	(334,848)	(8,558,317)

Net increase (decrease)	11,972,933	$308,687,885

Class I:(f)
Shares sold	3,200,275	$79,569,402	3,946,657	$105,678,811
Shares issued to shareholders in reinvestment of distributions	159,203	3,981,436	77,829	2,094,391
Shares issued to shareholders in connection with reorganization(d)	8,138,329	211,141,897	—	—
Shares repurchased	(2,838,085)	(72,184,369)	(166,498)	(4,455,002)

Net increase (decrease)	8,659,722	$222,508,366	3,857,988	$103,318,200

Benchmark-Free Fund
Class III:
Shares sold	3,380,765	$56,376,837	1,317,983	$25,892,943
Shares issued to shareholders in reinvestment of distributions	3,731,306	69,942,505	5,386,720	108,505,171
Shares repurchased	(33,134,537)	(610,768,662)	(31,708,368)	(626,946,188)

Net increase (decrease)	(26,022,466)	$(484,449,320)	(25,003,665)	$(492,548,074)

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February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Global Asset Allocation Fund
Class III:
Shares sold	1,216,073	$38,212,261	1,000,287	$32,203,398
Shares issued to shareholders in reinvestment of distributions	976,697	32,629,383	1,786,325	59,695,328
Shares repurchased	(26,333,561)	(848,073,134)	(14,588,483)	(474,038,279)
Shares repurchased in connection with reorganization(d)	(4,904,836)	(173,115,488)	—	—

Net increase (decrease)	(29,045,627)	$(950,346,978)	(11,801,871)	$(382,139,553)

Class R6:(g)
Shares sold	609,510	$20,452,550	607,847	$19,935,268
Shares issued to shareholders in reinvestment of distributions	15,573	521,472	15,735	527,446
Shares issued to shareholders in connection with reorganization(d)	4,380,291	154,608,023	—	—
Shares repurchased	(332,593)	(11,069,669)	(55,676)	(1,850,896)

Net increase (decrease)	4,672,781	$164,512,376	567,906	$18,611,818

Class I:(h)
Shares sold	75,778	$2,667,247
Shares issued to shareholders in connection with reorganization(d)	554,741	19,578,025
Shares repurchased	(43,576)	(1,539,670)

Net increase (decrease)	586,943	$20,705,602

Global Developed Equity Allocation Fund
Class III:
Shares sold	219,276	$5,622,223	1,268	$27,967
Shares issued to shareholders in reinvestment of distributions	85,417	2,073,187	446,904	9,818,537
Shares repurchased	(403,077)	(8,282,753)	(18,054,457)	(382,052,946)

Net increase (decrease)	(98,384)	$(587,343)	(17,606,285)	$(372,206,442)

Global Equity Allocation Fund
Class III:
Shares sold	1,378,390	$33,559,963	2,875,035	$74,723,516
Shares issued to shareholders in reinvestment of distributions	1,927,822	54,272,843	1,937,148	52,274,016
Shares repurchased	(8,268,761)	(223,473,248)	(11,553,457)	(298,075,823)

Net increase (decrease)	(4,962,549)	$(135,640,442)	(6,741,274)	$(171,078,291)

Class R6:(i)
Shares sold	246,021	$6,259,686
Shares issued to shareholders in reinvestment of distributions	8,041	227,894
Shares repurchased	(27,387)	(732,104)

Net increase (decrease)	226,675	$5,755,476

Class I:(j)
Shares sold	72,846	$1,917,462
Shares issued to shareholders in reinvestment of distributions	2,267	64,254
Shares repurchased	(458)	(12,411)

Net increase (decrease)	74,655	$1,969,305

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February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Consolidated Implementation Fund
Core Class:
Shares sold	86,220,208	$1,048,235,578	45,504,277	$615,547,348
Shares issued to shareholders in reinvestment of distributions	10,748,813	132,218,180	22,932,913	310,939,020
Shares repurchased	(185,451,038)	(2,225,658,576)	(188,088,082)	(2,520,911,268)

Net increase (decrease)	(88,482,017)	$(1,045,204,818)	(119,650,892)	$(1,594,424,900)

International Developed Equity Allocation Fund
Class III:
Shares sold	2,334,558	$33,800,999	2,432,306	$36,078,936
Shares issued to shareholders in reinvestment of distributions	386,519	6,277,230	803,039	12,819,179
Shares repurchased	(9,909,526)	(144,296,950)	(21,571,600)	(331,589,749)
Shares repurchased in connection with reorganization(d)	(487,958)	(8,333,525)	—	—

Net increase (decrease)	(7,676,407)	$(112,552,246)	(18,336,255)	$(282,691,634)

Class R6:(k)
Shares sold	6,577	$112,468
Shares issued to shareholders in connection with reorganization(d)	492,914	8,418,168
Shares repurchased	(12,445)	(212,488)

Net increase (decrease)	487,046	$8,318,148

International Equity Allocation Fund
Class III:
Shares sold	165,164	$4,658,164	247,154	$7,467,402
Shares issued to shareholders in reinvestment of distributions	767,681	23,461,457	931,484	28,142,608
Shares repurchased	(5,584,470)	(137,383,719)	(10,725,589)	(294,708,095)
Shares repurchased in connection with reorganization(d)	(376,439)	(12,333,032)	—	—

Net increase (decrease)	(5,028,064)	$(121,597,130)	(9,546,951)	$(259,098,085)

Class R6:(l)
Shares sold	315,758	$7,840,712	8,056,830	218,098,392
Shares issued to shareholders in reinvestment of distributions	331,970	10,144,475	291,593	8,867,347
Shares issued to shareholders in connection with reorganization(d)	380,466	12,461,474	—	—
Shares repurchased	(551,315)	(17,409,367)	(687,274)	(20,900,000)

Net increase (decrease)	476,879	$13,037,294	7,661,149	$206,065,739

Consolidated SGM Major Markets Fund
Class III:
Shares sold	384,363	$12,641,912	525,054	$16,975,147
Shares issued to shareholders in reinvestment of distributions	515	16,796	7,014	225,366
Shares repurchased	(40,476)	(1,320,080)	(1,348,349)	(42,435,255)

Net increase (decrease)	344,402	$11,338,628	(816,281)	$(25,234,742)

Class IV:(m)
Shares sold			—	$—
Shares issued to shareholders in reinvestment of distributions			5,236	167,985
Shares repurchased			(721,896)	(23,005,950)

Net increase (decrease)			(716,660)	$(22,837,965)

206

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

	Year Ended February 28, 2021		Year Ended February 29, 2020

	Shares	Amount	Shares	Amount
Consolidated SGM Major Markets Fund (continued)
Class VI:
Shares sold	3,231,526	$104,242,857	1,257,758	$40,323,424
Shares issued to shareholders in reinvestment of distributions	200,949	6,549,429	477,353	15,034,172
Shares repurchased	(20,403,300)	(653,236,278)	(11,128,347)	(354,021,072)

Net increase (decrease)	(16,970,825)	$(542,443,992)	(9,393,236)	$(298,663,476)

Class I:(n)
Shares sold	438,717	14,414,202
Shares issued to shareholders in reinvestment of distributions	2,797	91,322
Shares repurchased	(9,697)	(316,848)

Net increase (decrease)	431,817	$14,188,676

Strategic Opportunities Allocation Fund
Class III:
Shares sold	1,900,987	$32,587,762	2,855,111	$54,190,000
Shares issued to shareholders in reinvestment of distributions	1,193,465	23,704,892	1,875,730	38,161,859
Shares repurchased	(16,950,871)	(322,809,952)	(10,966,560)	(216,222,583)

Net increase (decrease)	(13,856,419)	$(266,517,298)	(6,235,719)	$(123,870,724)

(a)	The period under the heading “Year Ended February 29, 2020” represents the period from May 1, 2019 (commencement of operations) through February 29, 2020.
(b)	The period under the heading “Year Ended February 28, 2021” represents the period from July 31, 2020 (commencement of operations) through February 28, 2021.
(c)	The period under the heading “Year Ended February 29, 2020” represents the period from September 4, 2019 (commencement of operations) through February 29, 2020.
(d)	See Note 11 for discussion of reorganization.
(e)	The period under the heading “Year Ended February 28, 2021” represents the period from May 1, 2020 (commencement of operations) through February 28, 2021.
(f)	The period under the heading “Year Ended February 29, 2020” represents the period from August 8, 2019 (commencement of operations) through February 29, 2020.
(g)	The period under the heading “Year Ended February 28, 2021” represents the period from September 30, 2020 (commencement of operations) through February 29, 2020.
(h)	The period under the heading “Year Ended February 28, 2021” represents the period from January 6, 2021 (commencement of operations) through February 28, 2021.
(i)	The period under the heading “Year Ended February 28, 2021 “represents the period from July 15, 2020 (commencement of operations) through February 28, 2021.
(j)	The period under the heading “Year Ended February 28, 2021 “represents the period from August 17, 2020 (commencement of operations) through February 28, 2021.
(k)	The period under the heading “Year Ended February 28, 2021” represents the period from January 22, 2021 (commencement of operations) through February 28, 2021.
(l)	The period under the heading “Year Ended February 29, 2020” represents the period from August 30, 2019 (commencement of operations) through February 29, 2020.
(m)	For the period July 18, 2019 to February 29, 2020, Class IV had no shareholders.
(n)	The period under the heading “Year Ended February 28, 2021” represents the period from September 23, 2020 (commencement of operations) through February 28, 2021.

207

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 28, 2021 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Consolidated Alternative Allocation Fund
GMO Emerging Markets Fund, Class VI	$13,595,699	$16,270,000	$4,855,000	$977,269		$—	$52,584	$4,129,421	$29,192,704
GMO International Equity Fund, Class IV	9,097,096	6,110,000	15,842,055	40,733		—	(267,945)	902,904	—
GMO Resources Fund, Class IV	6,568,271	5,483,583	20,182,730	239,659		219,588	7,199,147	931,729	—
GMO U.S. Treasury Fund	—	3,000,000	3,000,000	346		—	—	—	—

Totals	$29,261,066	$30,863,583	$43,879,785	$1,258,007		$219,588	$6,983,786	$5,964,054	$29,192,704

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$264,983,913	$20,824,563	$108,499,003	$15,593,369		$5,231,194	$(4,221,531)	$(11,721,854)	$161,366,088
GMO High Yield Fund, Class VI	110,184,438	1,725,718	114,198,177	1,529,627		196,091	1,973,413	314,608	—
GMO Implementation Fund	7,114,226,325	1,180,453,758	2,225,658,576	132,218,180		—	(107,328,596)	6,475,140	5,968,168,051
GMO Opportunistic Income Fund, Class VI	446,590,600	18,991,995	221,331,504	12,857,125		—	7,476,550	(14,032,531)	237,695,110
GMO SGM Major Markets Fund, Class VI	664,643,917	4,375,074	510,600,542	207,991		4,167,083	(44,187,322)	62,162,169	176,393,296
GMO Special Opportunities Fund, Class VI	195,830,895	192,304,919	479,790,534	—		142,304,918	54,436,506	37,218,214	—

Totals	$8,796,460,088	$1,418,676,027	$3,660,078,336	$162,406,292		$151,899,286	$(91,850,980)	$80,415,746	$6,543,622,545

Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class IV	$88,839,361	$6,944,640	$22,240,602	$5,170,505		$1,774,135	$(644,583)	$(4,819,606)	$68,079,210
GMO Emerging Markets Fund, Class VI	277,719,859	4,932,191	237,415,000	4,932,191		—	36,901,143	(8,675,630)	73,462,563
GMO Opportunistic Income Fund, Class VI	174,387,661	5,270,466	81,700,000	5,270,466		—	2,660,044	(5,467,530)	95,150,641
GMO SGM Major Markets Fund, Class VI	119,656,426	60,274,475	131,599,922	62,348		1,212,126	3,726,904	1,217,988	53,275,871
GMO Special Opportunities Fund, Class VI	81,623,064	72,425,839	194,624,243	—		60,325,839	20,354,278	20,221,062	—
GMO U.S. Treasury Fund	1,849,041	136,903,630	123,166,635	—	*	—	46,769	(3,673)	15,629,132

Totals	$744,075,412	$286,751,241	$790,746,402	$15,435,510		$63,312,100	$63,044,555	$2,472,611	$305,597,417

Global Asset Allocation Fund
GMO Alternative Allocation Fund, Class VI	$162,822,665	$105,413,481	$82,925,730	$4,148,546		$—	$(2,113,629)	$(4,624,910)	$178,571,877
GMO Asset Allocation Bond Fund, Class VI	122,351,825	6,479,865	73,650,257	801,812		—	2,481,217	926,312	58,588,962
GMO Cyclical Focus Fund Class IV	—	40,651,086	27,400,000	691,201		1,099,885	5,684,720	7,885,526	26,821,332

208

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Asset Allocation Fund (continued)
GMO Emerging Country Debt Fund, Class IV	$57,278,855	$4,758,371	$32,751,559	$2,628,040	$951,311	$356,950	$(3,006,184)	$26,636,433
GMO Emerging Markets Fund, Class VI	306,807,240	14,972,127	185,116,851	7,846,437	—	26,061,925	12,320,095	175,044,536
GMO International Equity Fund, Class IV	375,344,309	66,659,956	326,384,867	7,100,870	—	315,572	27,798,684	143,733,654
GMO-Usonian Japan Value Creation Fund, Class VI	—	50,465,888	21,500,000	500,055	13,785	1,755,082	4,997,471	35,718,441
GMO Multi-Sector Fixed Income Fund (formerly GMO Core Plus Bond Fund), Class IV	234,253,275	24,477,991	199,399,884	5,434,524	9,348,249	5,514,440	(15,407,905)	49,437,917
GMO Opportunistic Income Fund, Class VI	33,470,164	9,089,231	15,472,935	1,089,231	—	599,745	(980,130)	26,706,075
GMO Quality Fund, Class VI	29,476,103	2,811,705	17,725,714	293,796	2,517,909	2,616,554	912,696	18,091,344
GMO Risk Premium Fund, Class VI	31,514,461	653,725	29,689,096	105,039	548,686	(3,996,112)	1,517,022	—
GMO U.S. Equity Fund, Class VI	116,800,239	16,228,116	75,827,349	1,453,535	8,150,008	(3,093,221)	19,381,249	73,489,034
GMO U.S. Small Cap Value Fund, Class VI	86,440,407	10,162,118	58,716,238	984,875	—	(499,971)	20,763,211	58,149,527
GMO U.S. Treasury Fund	725,851	126,735,562	102,798,958	15,338	189	47,541	(2,817)	24,707,179

Totals	$1,557,285,394	$479,559,222	$1,249,359,438	$33,093,299	$22,630,022	$35,730,813	$72,480,320	$895,696,311

Global Developed Equity Allocation Fund
GMO Cyclical Focus Fund, Class IV	$—	$3,827,833	$642,006	$92,942	$147,896	$170,809	$1,233,173	$4,589,809
GMO Emerging Markets Fund, Class VI	7,608,658	707,652	1,034,894	295,399	—	155,974	1,061,623	8,499,013
GMO International Equity Fund, Class IV	36,181,574	4,617,203	8,165,054	1,568,833	—	(162,457)	4,640,151	37,111,417
GMO-Usonian Japan Value Creation Fund, Class VI	—	3,229,038	222,387	40,002	1,102	25,845	462,014	3,494,510
GMO Quality Fund, Class VI	9,214,489	2,475,511	1,773,320	135,934	1,127,089	39,840	968,904	10,925,424
GMO U.S. Equity Fund, Class VI	13,571,810	3,054,135	4,528,207	205,191	875,157	(1,113,128)	3,182,095	14,166,705
GMO U.S. Small Cap Value Fund, Class VI	6,770,087	1,488,149	1,958,898	130,197	—	(4,354)	3,048,117	9,343,101

Totals	$73,346,618	$19,399,521	$18,324,766	$2,468,498	$2,151,244	$(887,471)	$14,596,077	$88,129,979

Global Equity Allocation Fund
GMO Cyclical Focus Fund, Class VI	$—	$71,613,002	$19,670,000	$1,774,999	$2,824,498	$5,241,513	$23,948,962	$81,133,477
GMO Emerging Markets Fund, Class VI	405,390,168	38,823,850	64,119,187	16,143,553	—	15,563,604	55,810,369	451,468,804
GMO International Equity Fund, Class IV	608,303,007	49,520,571	188,382,713	25,267,014	—	7,228,404	70,161,752	546,831,021
GMO-Usonian Japan Value Creation Fund, Class VI	—	59,723,436	4,720,000	810,640	22,346	625,467	9,382,915	65,011,818
GMO Quality Fund, Class VI	197,661,153	32,874,763	35,660,477	3,033,166	25,239,285	3,274,043	22,451,964	220,601,446
GMO U.S. Equity Fund, Class VI	107,094,199	12,458,445	33,020,769	1,636,008	7,358,585	(172,997)	18,048,987	104,407,865

209

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Equity Allocation Fund (continued)
GMO U.S. Small Cap Value Fund, Class VI	$137,186,837	$28,543,569	$47,884,638	$2,608,717		$—	$10,080,167	$49,953,753	$177,879,688

Totals	$1,455,635,364	$293,557,636	$393,457,784	$51,274,097		$35,444,714	$41,840,201	$249,758,702	$1,647,334,119

Consolidated Implementation Fund
GMO U.S. Treasury Fund	$6,103,201	$378,173,015	$349,113,467	$—	*	$—	$121,961	$(11,987)	$35,272,723

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$30,679,613	$3,054,163	$15,434,831	$876,588		$—	$1,428,494	$2,281,349	$22,008,788
GMO International Equity Fund, Class IV	266,698,094	26,990,509	126,505,055	8,622,250		—	96,505	27,057,412	194,337,465
GMO-Usonian Japan Value Creation Fund, Class VI	—	7,944,715	331,728	107,676		2,968	52,300	1,287,892	8,953,179

Totals	$297,377,707	$37,989,387	$142,271,614	$9,606,514		$2,968	$1,577,299	$30,626,653	$225,299,432

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$306,462,975	$64,192,637	$64,521,318	$12,690,054		$—	$6,968,880	$41,772,905	$354,876,079
GMO International Equity Fund, Class IV	550,104,514	30,282,396	168,537,116	20,915,226		—	(27,341,076)	86,376,559	470,885,277
GMO-Usonian Japan Value Creation Fund, Class VI	—	30,424,399	—	412,762		11,379	—	5,153,415	35,577,814

Totals	$856,567,489	$124,899,432	$233,058,434	$34,018,042		$11,379	$(20,372,196)	$133,302,879	$861,339,170

Strategic Opportunities Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$27,054,909	$2,139,431	$8,411,557	$1,595,122		$544,309	$(240,910)	$(1,430,228)	$19,111,645
GMO Emerging Markets Fund, Class VI	182,753,835	5,512,629	81,300,000	5,512,629		—	14,116,480	11,329,929	132,412,873
GMO International Equity Fund, Class IV	198,303,123	20,398,884	164,304,771	3,607,233		—	4,425,976	10,018,587	68,841,799
GMO Multi-Sector Fixed Income Fund (formerly GMO Core Plus Bond Fund), Class IV	67,321,337	4,545,702	68,968,913	1,749,006		2,796,696	330,964	(3,229,090)	—
GMO Opportunistic Income Fund, Class VI	21,226,892	670,967	5,453,377	670,967		—	255,542	(465,072)	16,234,952
GMO Quality Fund, Class VI	57,387,212	4,583,870	34,045,000	481,083		4,102,787	491,073	2,999,740	31,416,895
GMO U.S. Equity Fund, Class VI	28,351,515	6,559,751	10,675,000	446,971		2,112,779	(2,082,384)	7,165,470	29,319,352
GMO U.S. Small Cap Value Fund, Class VI	53,392,571	6,005,575	31,930,000	685,522		—	(205,260)	13,881,829	41,144,715
GMO U.S. Treasury Fund	5,804,477	122,124,266	125,467,161	24,527		3,671	50,142	(11,551)	2,500,173

Totals	$641,595,871	$172,541,075	$530,555,779	$14,773,060		$9,560,242	$17,141,623	$40,259,614	$340,982,404

*

Excludes income from investment of cash collateral from securities lending in GMO U.S. Treasury Fund. Income (net of fee rebates paid to the borrower and fees paid to the lending agent) from investment of cash collateral from securities lending in GMO U.S. Treasury Fund was $63,923 and $224,128 in Benchmark-Free Fund and Consolidated Implementation Fund, respectively, during the period.

210

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

11.	Reorganization

Under a plan of reorganization completed at the close of business on January 22, 2021, GMO Benchmark-Free Allocation Series Fund, GMO Global Asset Allocation Series Fund, GMO International Developed Equity Allocation Series Fund and GMO International Equity Allocation Series Fund (each, a “Selling Fund”) transferred all of their assets and liabilities to GMO Benchmark-Free Allocation Fund, GMO Global Asset Allocation Fund, GMO International Developed Equity Allocation Fund, and GMO International Equity Allocation Fund (each, an “Acquiring Fund”), respectively, in a reorganization that was approved by the shareholders and that was tax-free from a U.S. federal tax perspective. Prior to the reorganization, each Selling Fund invested all or substantially all of its assets in the corresponding Acquiring Fund and thus had the same investment program as the Acquiring Fund. The purpose of the reorganization was to provide exposure to a more efficient portfolio with substantially similar investment strategies.

The following is a summary of net assets and shares outstanding of the Acquiring Funds immediately before and after the reorganization.

	Before Reorganization	After Reorganization
GMO Benchmark-Free Allocation Fund
Net assets	$6,750,470,965	$6,754,518,332
Shares outstanding
Class III	108,377,822	90,524,956
Class R6	2,002,627	11,887,119
Class I	4,368,781	12,507,110
Net asset value per share
Class III	$25.96	$25.96
Class R6	$25.94	$25.94
Class I	$25.94	$25.94
GMO Global Asset Allocation Fund
Net assets	$899,153,309	$900,223,875
Shares outstanding
Class III	24,565,546	19,660,710
Class R6	898,368	5,278,659
Class I	11,524	566,265
Net asset value per share
Class III	$35.29	$35.29
Class R6	$35.30	$35.30
Class I	$35.29	$35.29
GMO International Developed Equity Allocation Fund
Net assets	$218,964,235	$219,048,878
Shares outstanding
Class III	12,821,136	12,333,178
Class R6	0	492,914
Net asset value per share
Class III	$17.08	$17.08
Class R6	$0.00	$17.08

211

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2021

	Before Reorganization	After Reorganization
GMO International Equity Allocation Fund
Net assets	$875,647,463	$875,775,905
Shares outstanding
Class III	18,927,199	18,550,760
Class R6	7,802,216	8,182,682
Net asset value per share
Class III	$32.76	$32.76
Class R6	$32.75	$32.75

Because each Selling Fund was invested in the corresponding Acquiring Fund and no investments were transferred to the Acquiring Fund as part of the reorganization, the Acquiring Funds’ market value of investments, cost of investments and net unrealized appreciation/(depreciation) were unchanged as a result of the reorganization. Since the reorganization did not result in transfers of investments, its impact to the Statement of Operations were not material to the Acquiring Funds. Therefore, pro forma financial statements showing the effect of the reorganization are not presented.

12.	Subsequent events

Subsequent to February 28, 2021, GMO Global Asset Allocation Fund received redemption requests in the amount of $114,763,684. GMO also received notification from a shareholder of their intent to redeem approximately 17% of the Fund at the end of April.

Subsequent to February 28, 2021, GMO Strategic Opportunities Allocation Fund received redemption requests in the amount of $172,419,189.

212

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of

GMO Alternative Allocation Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, and GMO Strategic Opportunities Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Alternative Allocation Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, and GMO Strategic Opportunities Allocation Fund (eleven of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, the statement of cash flows for GMO Alternative Allocation Fund for the year ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, the cash flows of GMO Alternative Allocation Fund for the year ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, GMO Strategic Opportunities Allocation Fund	Statements of operations for the year ended February 28, 2021 and the statements of changes in net assets for each of the two years in the period ended February 28, 2021
GMO Alternative Allocation Fund	Statements of operations for the year ended February 28, 2021 and changes in net assets for the year ended February 28, 2021 and for the period May 1, 2019 (commencement of operations) through February 29, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, MA

April 27, 2021

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

213

GMO Trust Funds

Fund Expenses

February 28, 2021 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2021.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and supplemental support fees to Class MF and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2020 through February 28, 2021.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

Alternative Allocation Fund
Class VI	$1,000.00	$1,000.60	$6.60	$1,000.00	$1,018.20	$6.66	1.33%
Class R6	$1,000.00	$1,000.00	$7.39	$1,000.00	$1,017.41	$7.45	1.49%
Class I	$1,000.00	$999.60	$7.93	$1,000.00	$1,016.86	$8.00	1.60%

Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,068.50	$5.08	$1,000.00	$1,019.89	$4.96	0.99%
Class IV	$1,000.00	$1,068.50	$4.82	$1,000.00	$1,020.13	$4.71	0.94%
Class MF	$1,000.00	$1,068.80	$4.82	$1,000.00	$1,020.13	$4.71	0.94%
Class R6	$1,000.00	$1,068.50	$5.18	$1,000.00	$1,019.79	$5.06	1.01%
Class I	$1,000.00	$1,068.20	$5.59	$1,000.00	$1,019.39	$5.46	1.09%

Benchmark-Free Fund
Class III	$1,000.00	$1,085.70	$1.71	$1,000.00	$1,023.16	$1.66	0.33%

Global Asset Allocation Fund
Class III	$1,000.00	$1,110.40	$3.24	$1,000.00	$1,021.72	$3.11	0.62%
Class R6	$1,000.00	$1,110.70	$3.30	$1,000.00	$1,021.67	$3.16	0.63%
Class I(a)	$1,000.00	$1,006.10	$1.06	$1,000.00	$1,021.18	$3.66	0.73%

Global Developed Equity Allocation Fund
Class III	$1,000.00	$1,193.50	$2.77	$1,000.00	$1,022.27	$2.56	0.51%

214

GMO Trust Funds

Fund Expenses — (Continued)

February 28, 2021 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

Global Equity Allocation Fund
Class III	$1,000.00	$1,194.00	$3.05	$1,000.00	$1,022.02	$2.81	0.56%
Class R6	$1,000.00	$1,194.00	$3.05	$1,000.00	$1,022.02	$2.81	0.56%
Class I	$1,000.00	$1,193.70	$3.59	$1,000.00	$1,021.52	$3.31	0.66%

Implementation Fund
Core Class	$1,000.00	$1,074.30	$1.08	$1,000.00	$1,023.75	$1.05	0.21%

International Developed Equity Allocation Fund
Class III	$1,000.00	$1,169.20	$3.28	$1,000.00	$1,021.77	$3.06	0.61%
Class R6(b)	$1,000.00	$992.40	$0.63	$1,000.00	$1,021.72	$3.11	0.62%

International Equity Allocation Fund
Class III	$1,000.00	$1,172.80	$3.50	$1,000.00	$1,021.57	$3.26	0.65%
Class R6	$1,000.00	$1,172.90	$3.50	$1,000.00	$1,021.57	$3.26	0.65%

SGM Major Markets Fund
Class III	$1,000.00	$986.50	$4.93	$1,000.00	$1,019.84	$5.01	1.00%
Class VI	$1,000.00	$986.80	$4.48	$1,000.00	$1,020.28	$4.56	0.91%
Class I(c)	$1,000.00	$1,013.00	$4.84	$1,000.00	$1,019.29	$5.56	1.11%

Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,144.40	$2.71	$1,000.00	$1,022.27	$2.56	0.51%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2021, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

(a)

For the period January 6, 2021 (commencement of operations) through February 28, 2021, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2021, multiplied by the average account value over the period, multiplied by 53 days in the period, divided by 365 days in the year.

(b)

For the period January 22, 2021 (commencement of operations) through February 28, 2021, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2021, multiplied by the average account value over the period, multiplied by 37 days in the period, divided by 365 days in the year.

(c)

For the period September 23, 2020 (commencement of operations) through February 28, 2021, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 2021, multiplied by the average account value over the period, multiplied by 158 days in the period, divided by 365 days in the year.

215

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2021 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2021:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1)(2)	Interest- Related Dividend Income(3) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(4) ($)	Foreign Source Income(4) ($)	Section 199A Dividend Income (non-corporate shareholders) ($)(5)
Consolidated Alternative Allocation Fund	3.84%	15.07%	5.93%	—	—	—	—	—
Benchmark-Free Allocation Fund	4.91%	57.80%	2.15%	23,804,713	48,160,322	14,826,072	147,053,060	668,007
Benchmark-Free Fund	3.11%	56.37%	1.67%	6,763,265	—	—	—	205,310
Global Asset Allocation Fund	8.87%	35.24%	3.79%	3,974,087	—	901,093	7,100,327	91,695
Global Developed Equity Allocation Fund	17.03%	62.01%	—	30,134	—	35,652	283,001	12,123
Global Equity Allocation Fund	13.54%	61.85%	—	—	—	1,834,758	14,446,797	242,657
Consolidated Implementation Fund	7.34%	88.50%	2.99%	21,030,072	—	14,392,276	146,610,456	668,007
International Developed Equity Allocation Fund	—	65.93%	—	—	—	104,482	831,626	—
International Equity Allocation Fund	—	64.00%	—	—	—	1,426,178	11,189,950	—
Consolidated SGM Major Markets Fund	—	—	100.00%	244,999	7,770,224	—	—	—
Strategic Opportunities Allocation Fund	11.77%	52.29%	2.95%	1,796,648	6,846,276	909,592	7,966,519	79,916

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from underlying funds.

(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.
(5)	The Funds hereby designate the above qualified business income under Section 199A of the Code.

In early 2022, the Funds will notify applicable shareholders of amounts for use in preparing 2021 U.S. federal income tax forms.

216

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2021. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Feigelson, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years

Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	29	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011).	29	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios) (January 1993 – June 2015).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	29	Trustee HIMCO Variable Insurance Trust (27 Portfolios) April 2014 – April 2019).

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years

Jonathan Feigelson[1] YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019.	General Counsel, Grantham, Mayo, Van Otterloo & Co LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director General Counsel, head of Regulatory Affairs and Director of Corporate Governance at TIAA -CREF (2006 – 2016)	29	None.

[1]	Mr. Feigelson is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

217

Officers

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years*

Jonathan Feigelson YOB: 1962	Trustee; President of the Trust	Trustee and President since September 2019	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2019 – present); General Counsel and Head of Human Resources at iCapital Network, Inc. (2017 – 2019); Senior Managing Director, General Counsel, Head of Regulatory Affairs and Director of Corporate Governance at TIAA -CREF (2006 – 2016).

Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 to present).

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President – Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti – Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present; Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

218

AR-022821-AA

Item 2. Code of Ethics.

As of February 28, 2021, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2021 there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)

AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2021 and 2020 were $1,379,851 and $1,564,726, respectively.

(b)

AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2021 and 2020 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $107,695 and $37,173, respectively. The aggregate fees billed in 2021 and 2020 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $394,551 and $443,735, respectively.

(c)

TAX FEES: The aggregate fees billed to the registrant in 2021 and 2020 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $517,625 and $505,503, respectively. The aggregate fees billed in 2021 and 2020 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively.

(d)

ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2021 or 2020.

(e)

(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)

NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2021 and 2020 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,054,871 and $1,021,411, respectively. For the fiscal year ended February 28, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2)

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable to this registrant.

(b)

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Tara Pari
Tara Pari, Chief Executive Officer

Date: April 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Tara Pari
Tara Pari, Principal Executive Officer

Date: April 30, 2021

By (Signature and Title):	/s/ Betty Maganzini
Betty Maganzini, Principal Financial Officer

Date: April 30, 2021